UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-4108

Oppenheimer Variable Account Funds

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Cynthia Lo Bessette

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: December 31

Date of reporting period: 12/31/2016

Item 1.   Reports to Stockholders.

December 31, 2016
Oppenheimer
Discovery Mid Cap Growth Fund/VA	Annual Report
A Series of Oppenheimer Variable Account Funds

ANNUAL REPORT

Listing of Top Holdings

Fund Performance Discussion

Financial Statements

PORTFOLIO MANAGERS: Ronald J. Zibelli, Jr., CFA and Justin Livengood, CFA

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED 12/31/16

	Inception Date	1-Year	5-Year	10-Year
Non-Service Shares	8/15/86	2.34%	12.82%	5.40%
Service Shares	10/16/00	2.08	12.53	5.12
Russell MidCap Growth Index		7.33	13.51	7.83

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, call us at 1.800.988.8287. The Fund’s total returns should not be expected to be the same as the returns of other funds, whether or not both funds have the same portfolio managers and/or similar names. The Fund’s total returns include changes in share price and reinvested distributions but do not include the charges associated with the separate account products that offer this Fund. Such performance would have been lower if such charges were taken into account.

TOP HOLDINGS AND ALLOCATIONS

TOP TEN COMMON STOCK HOLDINGS

First Republic Bank	2.4%
Microchip Technology, Inc.	2.4
O’Reilly Automotive, Inc.	2.0
SVB Financial Group	1.9
A.O. Smith Corp.	1.8
Vail Resorts, Inc.	1.8
Raymond James Financial, Inc.	1.8
Domino’s Pizza, Inc.	1.8
Lam Research Corp.	1.8
PTC, Inc.	1.8

Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2016, and are based on net assets. For more current Fund holdings, please visit oppenheimerfunds.com.

SECTOR ALLOCATION

Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2016, and are based on the total market value of common stocks.

2      OPPENHEIMER DISCOVERY MID CAP GROWTH FUND/VA

Fund Performance Discussion

The Fund’s Non-Service shares produced a return of 2.34% during the reporting period, underperforming the Russell Midcap Growth Index (the “Index”) return of 7.33%.

The Fund’s Non-Service shares ranked in the 74th percentile (64 out of 92 funds) in Morningstar’s U.S. Insurance Fund Mid-Cap Growth peer group over the 1-year period ended December 31, 2016. Over the longer-term, Fund’s Non-Service shares ranked in the 36th (35 out of 89 funds), 30th (32 out of 88 funds), and 82nd (62 out of 73 funds) percentiles for the 3-, 5- and 10-year periods ended December 31, 2016, respectively. Note that we have managed the Fund under the current investment process for six and a half years.

The Fund’s underperformance versus the Index stemmed from weaker relative stock selection in the information technology, consumer staples and industrials sectors. The Fund outperformed the Index in the health care sector due to stock selection and the financials sector as the result of an overweight position.

MARKET OVERVIEW

2016 was a volatile year for global equity markets. The year was off to a strong start around commodity price recoveries, but growth concerns continued to weigh on equity markets. Global equity markets were both surprised and experienced a short-term sell-off around the United Kingdom’s vote to leave the European Union (commonly known as “Brexit”) in June. Markets staged an impressive rebound in July, as investor fears receded, particularly over the immediate implications of the Brexit vote. U.S. investors instead focused their attention on two tug-of-wars: Federal Reserve (“Fed”) policy and anticipated interest rate moves and secondly, the Presidential election. Improved economic data and outlook led the Fed to hike its policy rates by 0.25% in December 2016. With a pronounced move happening after the November election, markets finished the year with a strong quarter. The unanticipated victory of the Republican nominee, Donald Trump, propelled cyclicals again into a leadership position as investors foresaw an administration friendly to the economy and markets; specifically, less regulation, tax reform and other policies favorable to domestic economic growth.

TOP INDIVIDUAL CONTRIBUTORS

Top performing stocks for the Fund this reporting period included NVIDIA, Ulta Salon, Cosmetics & Fragrance, and First Republic Bank. NVIDIA is a visual computing company that develops graphics chips for use in PCs, mobile devices, servers, automobiles and supercomputers. The company soared after it reported a solid July 2016 quarter and issued a better than expected outlook. The company is seeing one of the most successful product launches ever with its Pascal-based chips that are targeting markets including gaming, automotive, datacenters, machine learning and artificial intelligence. Ulta Salon, Cosmetics & Fragrance, Inc., a leading specialty retailer of beauty products, had a solid reporting period. In what was a treacherous first quarter of 2016 for many retailers, Ulta delivered a significantly better-than-expected quarter and guided for a double-digit trend to continue through its second quarter. First Republic Bank is a commercial bank with more than $60bln of assets that focuses on serving high net worth customers on the east and west coasts. First Republic reported strong quarterly financial results throughout the year, including greater than 20% EPS growth for the June and September quarters. Financials generally rallied after the Presidential election, as markets anticipate faster economic growth, higher interest rates, and less onerous financial regulation.

TOP INDIVIDUAL DETRACTORS

Detractors from performance this reporting period included ServiceNow, Palo Alto Networks and Tableau Software, Inc. Shares of ServiceNow, a SaaS (software as a service) provider of services to automate and manage IT services for enterprises, traded down sharply on disappointing fourth quarter billings results and slightly lower than expected guidance for fiscal year 2016. Palo Alto Networks, a provider of network security solutions, reported fourth quarter guidance that missed consensus estimates, with management pointing to longer sales cycles and a weak economic picture. Tableau Software, a leading data visualization software vendor, reported disappointing license revenue for the first time in its history as a public company at the start of the year. These results, combined with weak 2016 guidance, caused the stock to decline. We exited our position in both Palo Alto Networks and Tableau Software during the period.

STRATEGY & OUTLOOK

Our long-term investment process remains the same. We seek dynamic companies with above-average and sustainable revenue and earnings growth that we believe are positioned to outperform. This includes leading firms in structurally attractive industries with experienced management teams that have proven records of performance.

We have adopted a more constructive economic and corporate earnings outlook following the November election. This is due to President Trump’s proposals to reduce taxes and regulations while increasing fiscal stimulus. While it is too soon to know how much of this agenda will be implemented, we have shifted our

3      OPPENHEIMER DISCOVERY MID CAP GROWTH FUND/VA

portfolio strategy consistent with a more pro-cyclical outlook. As always, our focus remains on delivering portfolios of higher quality growth companies with the potential to provide both upside participation and a degree of downside protection over the long term.

At the end of the period, the Fund was overweight the financials, industrials and energy sectors. The Fund was underweight the consumer staples, consumer discretionary and health care sectors.

We look forward to providing another update in six months.

Investors should consider the Fund’s investment objective, risks, charges and expenses carefully before investing. The Fund’s prospectus and summary prospectus contain this and other information about the Fund, and may be obtained by asking your financial advisor or calling us at 1.800.988.8287. Read prospectuses and summary prospectuses carefully before investing.

Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown, but do not include the charges associated with the separate account products that offer this Fund.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

Comparing the Fund’s Performance to the Market. The graphs that follow show the performance of a hypothetical $10,000 investment in each share class of the Fund held until December 31, 2016. Performance is measured over a ten-fiscal-year period for both Classes. Performance information does not reflect charges that apply to separate accounts investing in the Fund. If these charges were taken into account, performance would be lower. The graphs assume that all dividends and capital gains distributions were reinvested in additional shares.

Morningstar ranking is for Non-Service shares and ranking may include more than one share class of funds in the category, including other share classes of this Fund. Ranking is based on total return as of 12/31/16, without considering sales charges. Different share classes may have different expenses and performance characteristics. Fund rankings are subject to change monthly. The Fund’s total-return percentile rank is relative to all funds that are in the Morningstar U.S. Insurance Fund Mid-Cap Growth Funds category. The highest (or most favorable) percentile rank is 1 and the lowest (or least favorable) percentile rank is 100. The top-performing fund in a category will always receive a rank of 1.

The Fund’s performance is compared to the performance of the Russell MidCap Growth Index. The Russell MidCap Growth Index measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell MidCap Index companies with higher price-to-book ratios and higher forecasted growth values. The Index is unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the Index. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

4      OPPENHEIMER DISCOVERY MID CAP GROWTH FUND/VA

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, call us at 1.800.988.8287. The Fund’s total returns should not be expected to be the same as the returns of other funds, whether or not both funds have the same portfolio managers and/or similar names. The Fund’s total returns include changes in share price and reinvested distributions but do not include the charges associated with the separate account products that offer this Fund. Such performance would have been lower if such charges were taken into account.

5      OPPENHEIMER DISCOVERY MID CAP GROWTH FUND/VA

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended December 31, 2016.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended December 31, 2016” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes.

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any charges associated with the separate accounts that offer this Fund. Therefore, the “hypothetical” lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these separate account charges were included your costs would have been higher.

Actual	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Expenses Paid During 6 Months Ended December 31, 2016
Non-Service shares	$ 1,000.00	$ 1,006.90	$ 4.04
Service shares	1,000.00	1,005.60	5.31

Hypothetical
(5% return before expenses)
Non-Service shares	1,000.00	1,021.11	4.07
Service shares	1,000.00	1,019.86	5.35

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended December 31, 2016 are as follows:

Class	Expense Ratios
Non-Service shares	0.80%
Service shares	1.05

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

6      OPPENHEIMER DISCOVERY MID CAP GROWTH FUND/VA

STATEMENT OF INVESTMENTS December 31, 2016

	Shares	Value

Common Stocks—97.9%

Consumer Discretionary—20.5%

Automobiles—0.5%

Thor Industries, Inc.	31,350	$3,136,567

Distributors—1.4%

Pool Corp.	88,160	9,198,614

Diversified Consumer Services—0.9%

Bright Horizons Family Solutions, Inc.[1]	84,430	5,911,789

Hotels, Restaurants & Leisure—7.1%

Domino’s Pizza, Inc.	72,670	11,571,970

Hilton Worldwide Holdings, Inc.	124,600	3,389,120

MGM Resorts International[1]	342,400	9,871,392

Restaurant Brands International, Inc.	180,830	8,618,358

Vail Resorts, Inc.	72,090	11,628,838

		45,079,678

Household Durables—0.6%

Mohawk Industries, Inc.[1]	19,720	3,937,690

Internet & Direct Marketing Retail—0.8%

Expedia, Inc.	42,970	4,867,642

Leisure Products—0.5%

Hasbro, Inc.	39,870	3,101,487

Specialty Retail—8.7%

Burlington Stores, Inc.[1]	65,650	5,563,837

Dick’s Sporting Goods, Inc.	62,240	3,304,944

Foot Locker, Inc.	118,080	8,370,691

O’Reilly Automotive, Inc.[1]	46,650	12,987,827

Ross Stores, Inc.	153,170	10,047,952

Tiffany & Co.	62,670	4,852,538

Ulta Salon, Cosmetics & Fragrance, Inc.[1]	39,320	10,024,241

		55,152,030

Consumer Staples—2.2%

Beverages—1.0%

Constellation Brands, Inc., Cl. A	42,700	6,546,337

Food Products—0.6%

Ingredion, Inc.	30,870	3,857,515

Household Products—0.6%

Spectrum Brands Holdings, Inc.	28,090	3,436,250

Energy—3.4%

Energy Equipment & Services—1.2%

RPC, Inc.	161,270	3,194,758

US Silica Holdings, Inc.	76,260	4,322,417

		7,517,175

Oil, Gas & Consumable Fuels—2.2%

Concho Resources, Inc.[1]	48,522	6,434,017

Parsley Energy, Inc., Cl. A1	157,412	5,547,199

Rice Energy, Inc.[1]	107,510	2,295,339

		14,276,555

Financials—12.3%

Capital Markets—4.8%

E*TRADE Financial Corp.[1]	186,240	6,453,216

MarketAxess Holdings, Inc.	48,370	7,106,520

Nasdaq, Inc.	52,570	3,528,498

Raymond James Financial, Inc.	167,480	11,601,340

T. Rowe Price Group, Inc.	22,680	1,706,897

		30,396,471

Commercial Banks—5.1%

First Republic Bank	165,510	15,250,091

SVB Financial Group[1]	69,670	11,959,552

Western Alliance Bancorp[1]	108,570	5,288,445

		32,498,088

Consumer Finance—0.5%

SLM Corp.[1]	309,050	3,405,731

	Shares	Value

Insurance—0.8%

Arthur J. Gallagher & Co.	103,830	$5,395,007

Real Estate Investment Trusts (REITs)—1.1%

Equinix, Inc.	18,730	6,694,289

Health Care—14.1%

Biotechnology—2.5%

BioMarin Pharmaceutical, Inc.[1]	84,620	7,009,921

Incyte Corp.[1]	68,160	6,834,403

Neurocrine Biosciences, Inc.[1]	56,950	2,203,965

		16,048,289

Health Care Equipment & Supplies—6.8%

Align Technology, Inc.[1]	51,900	4,989,147

Cooper Cos., Inc. (The)	20,990	3,671,781

Edwards Lifesciences Corp.[1]	69,410	6,503,717

Hologic, Inc.[1]	124,630	5,000,155

IDEXX Laboratories, Inc.[1]	69,500	8,150,265

Intuitive Surgical, Inc.[1]	13,310	8,440,803

West Pharmaceutical Services, Inc.	76,110	6,456,411

		43,212,279

Health Care Providers & Services—1.8%

VCA, Inc.[1]	98,810	6,783,306

WellCare Health Plans, Inc.[1]	36,160	4,956,813

		11,740,119

Health Care Technology—1.1%

Veeva Systems, Inc., Cl. A1	164,600	6,699,220

Life Sciences Tools & Services—1.1%

Mettler-Toledo International, Inc.[1]	16,210	6,784,858

Pharmaceuticals—0.8%

Zoetis, Inc., Cl. A	93,550	5,007,732

Industrials—19.8%

Aerospace & Defense—0.8%

L-3 Communications Holdings, Inc.	32,560	4,952,702

Air Freight & Couriers—0.7%

XPO Logistics, Inc.[1]	105,130	4,537,411

Airlines—0.8%

Alaska Air Group, Inc.	55,080	4,887,248

Building Products—2.9%

A.O. Smith Corp.	247,180	11,703,973

Lennox International, Inc.	44,850	6,869,674

		18,573,647

Commercial Services & Supplies—2.7%

Cintas Corp.	28,190	3,257,636

Copart, Inc.[1]	98,780	5,473,400

Waste Connections, Inc.	105,830	8,317,180

		17,048,216

Construction & Engineering—1.1%

Quanta Services, Inc.[1]	200,950	7,003,108

Electrical Equipment—2.1%

Acuity Brands, Inc.	27,420	6,330,181

Rockwell Automation, Inc.	50,500	6,787,200

		13,117,381

Machinery—5.2%

Middleby Corp. (The)[1]	66,250	8,533,662

Nordson Corp.	43,400	4,862,970

Oshkosh Corp.	99,840	6,450,662

Wabtec Corp.	39,580	3,285,932

Xylem, Inc.	204,240	10,113,965

		33,247,191

Road & Rail—2.4%

J.B. Hunt Transport Services, Inc.	89,570	8,694,560

Old Dominion Freight Line, Inc.[1]	79,910	6,855,479

		15,550,039

7 OPPENHEIMER DISCOVERY MID CAP GROWTH FUND/VA

STATEMENT OF INVESTMENTS Continued

	Shares	Value

Trading Companies & Distributors—1.1%

United Rentals, Inc.[1]	64,510	$ 6,810,966

Information Technology—21.0%

Internet Software & Services—1.0%

CoStar Group, Inc.[1]	8,520	1,605,935

MercadoLibre, Inc.	31,470	4,913,726

		6,519,661

IT Services—1.7%

Global Payments, Inc.	46,340	3,216,459

Vantiv, Inc., Cl. A1	129,780	7,737,484

		10,953,943

Semiconductors & Semiconductor Equipment—9.9%

Analog Devices, Inc.	67,290	4,886,600

Applied Materials, Inc.	306,210	9,881,397

Lam Research Corp.	108,550	11,476,991

Microchip Technology, Inc.	234,660	15,053,439

Microsemi Corp.[1]	71,810	3,875,586

NVIDIA Corp.	72,620	7,751,459

Skyworks Solutions, Inc.	64,900	4,845,434

Xilinx, Inc.	82,520	4,981,732

		62,752,638

Software—8.4%

Autodesk, Inc.[1]	122,690	9,080,287

Electronic Arts, Inc.[1]	134,250	10,573,530

PTC, Inc.[1]	243,990	11,289,417

	Shares	Value

Software (Continued)

ServiceNow, Inc.[1]	64,042	$ 4,760,882

Splunk, Inc.[1]	96,770	4,949,786

Tyler Technologies, Inc.[1]	34,820	4,971,251

Ultimate Software Group, Inc. (The)[1]	44,220	8,063,517

		53,688,670

Materials—4.6%

Chemicals—1.2%

Albemarle Corp.	91,700	7,893,536

Construction Materials—1.2%

Vulcan Materials Co.	61,640	7,714,246

Containers & Packaging—1.0%

Berry Plastics Group, Inc.[1]	130,740	6,370,960

Metals & Mining—1.2%

Freeport-McMoRan, Inc.[1]	115,530	1,523,841

Steel Dynamics, Inc.	165,150	5,876,037

		7,399,878

Total Common Stocks (Cost $522,045,840)		622,922,853

Investment Company—3.4%

Oppenheimer Institutional Government Money Market Fund, Cl. E, 0.43%[2,3] (Cost $21,498,967)	21,498,967	21,498,967

Total Investments, at Value (Cost $543,544,807)	101.3%	644,421,820

Net Other Assets (Liabilities)	(1.3)	(8,461,628)

Net Assets	100.0%	$ 635,960,192

Footnotes to Statement of Investments

1. Non-income producing security.

2. Rate shown is the 7-day yield at period end.

3. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares December 31, 2015	Gross Additions	Gross Reductions	Shares December 31, 2016

Oppenheimer Institutional Government Money Market Fund, Cl. Ea	20,396,181	353,791,966	352,689,180	21,498,967

			Value	Income

Oppenheimer Institutional Government Money Market Fund, Cl. Ea			$21,498,967	$75,504

a.	Prior to September 28, 2016 this fund was named Oppenheimer Institutional Money Market Fund.

See accompanying Notes to Financial Statements.

8      OPPENHEIMER DISCOVERY MID CAP GROWTH FUND/VA

STATEMENT OF ASSETS AND LIABILITIES December 31, 2016

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $522,045,840)	$622,922,853
Affiliated companies (cost $21,498,967)	21,498,967

644,421,820

Cash	500,000

Receivables and other assets:
Investments sold	3,934,242
Dividends	305,270
Shares of beneficial interest sold	84,024
Other	53,436

Total assets	649,298,792

Liabilities
Payables and other liabilities:
Investments purchased	12,885,797
Shares of beneficial interest redeemed	353,393
Trustees’ compensation	47,368
Shareholder communications	22,538
Distribution and service plan fees	6,976
Other	22,528

Total liabilities	13,338,600

Net Assets	$635,960,192

Composition of Net Assets
Par value of shares of beneficial interest	$8,774

Additional paid-in capital	466,894,652

Accumulated net investment income	154,168

Accumulated net realized gain on investments	68,025,585

Net unrealized appreciation on investments	100,877,013

Net Assets	$635,960,192

Net Asset Value Per Share
Non-Service Shares:
Net asset value, redemption price per share and offering price per share (based on net assets of $603,708,174 and 8,309,727 shares of beneficial interest outstanding)	$72.65

Service Shares:

Net asset value, redemption price per share and offering price per share (based on net assets of $32,252,018 and 464,539 shares of beneficial interest outstanding)	$69.43

See accompanying Notes to Financial Statements.

9      OPPENHEIMER DISCOVERY MID CAP GROWTH FUND/VA

STATEMENT OF OPERATIONS For the Year Ended December 31, 2016

Investment Income

Dividends:
Unaffiliated companies (net of foreign withholding taxes of $20,422)	$5,456,512
Affiliated companies	75,504

Total investment income	5,532,016

Expenses
Management fees	4,685,009

Distribution and service plan fees - Service shares	84,519

Transfer and shareholder servicing agent fees:
Non-Service shares	621,509
Service shares	33,820

Shareholder communications:
Non-Service shares	48,315
Service shares	2,622

Trustees’ compensation	30,116

Borrowing fees	11,964

Custodian fees and expenses	4,544

Other	76,592

Total expenses	5,599,010
Less reduction to custodian expenses	(360)
Less waivers and reimbursements of expenses	(259,476)

Net expenses	5,339,174

Net Investment Income	192,842

Realized and Unrealized Gain (Loss)
Net realized gain on investment transactions in unaffiliated companies	74,319,102

Net change in unrealized appreciation/depreciation on investment transactions	(60,542,760)

Net Increase in Net Assets Resulting from Operations	$13,969,184

See accompanying Notes to Financial Statements.

10      OPPENHEIMER DISCOVERY MID CAP GROWTH FUND/VA

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2016	Year Ended December 31, 2015

Operations
Net investment income (loss)	$192,842	$(1,807,584)

Net realized gain	74,319,102	54,533,950

Net change in unrealized appreciation/depreciation	(60,542,760)	(5,614,443)

Net increase in net assets resulting from operations	13,969,184	47,111,923

Dividends and/or Distributions to Shareholders
Distributions from net realized gain:
Non-Service shares	(48,415,668)	(61,563,484)
Service shares	(2,737,189)	(2,875,460)

	(51,152,857)	(64,438,944)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Non-Service shares	(21,717,260)	(5,761,632)
Service shares	(2,617,902)	7,088,846

	(24,335,162)	1,327,214

Net Assets
Total decrease	(61,518,835)	(15,999,807)

Beginning of period	697,479,027	713,478,834

End of period (including accumulated net investment income of $154,168 and $233,299, respectively)	$635,960,192	$697,479,027

See accompanying Notes to Financial Statements.

11      OPPENHEIMER DISCOVERY MID CAP GROWTH FUND/VA

FINANCIAL HIGHLIGHTS

Non-Service Shares	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012

Per Share Operating Data
Net asset value, beginning of period	$76.85	$78.82	$74.51	$54.80	$47.06

Income (loss) from investment operations:
Net investment income (loss)[1]	0.03	(0.19)	(0.29)	(0.16)	0.01
Net realized and unrealized gain	1.69	5.67	4.60	19.88	7.73

Total from investment operations	1.72	5.48	4.31	19.72	7.74

Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00	0.00	0.00	(0.01)	0.00
Distributions from net realized gain	(5.92)	(7.45)	0.00	0.00	0.00

Total dividends and/or distributions to shareholders	(5.92)	(7.45)	0.00	(0.01)	0.00

Net asset value, end of period	$72.65	$76.85	$78.82	$74.51	$54.80

Total Return, at Net Asset Value[2]	2.34%	6.61%	5.78%	35.98%	16.45%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$603,708	$660,450	$682,515	$725,406	$558,934

Average net assets (in thousands)	$621,110	$695,736	$688,259	$618,970	$575,072

Ratios to average net assets:[3]
Net investment income (loss)	0.04%	(0.24)%	(0.39)%	(0.24)%	0.03%
Expenses excluding specific expenses listed below	0.84%	0.83%	0.83%	0.84%	0.85%
Interest and fees from borrowings	0.00%[4]	0.00%[4]	0.00%	0.00%	0.00%

Total expenses[5]	0.84%	0.83%	0.83%	0.84%	0.85%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.80%	0.80%	0.80%	0.80%	0.80%

Portfolio turnover rate	141%	81%	113%	84%	66%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Less than 0.005%.

5. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended December 31, 2016	0.84%
Year Ended December 31, 2015	0.83%
Year Ended December 31, 2014	0.83%
Year Ended December 31, 2013	0.84%
Year Ended December 31, 2012	0.85%

See accompanying Notes to Financial Statements.

12      OPPENHEIMER DISCOVERY MID CAP GROWTH FUND/VA

Service Shares	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012

Per Share Operating Data
Net asset value, beginning of period	$73.88	$76.21	$72.22	$53.25	$45.84

Income (loss) from investment operations:
Net investment loss[1]	(0.15)	(0.38)	(0.46)	(0.30)	(0.12)
Net realized and unrealized gain	1.62	5.50	4.45	19.27	7.53

Total from investment operations	1.47	5.12	3.99	18.97	7.41

Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00	0.00	0.00	0.00	0.00
Distributions from net realized gain	(5.92)	(7.45)	0.00	0.00	0.00

Total dividends and/or distributions to shareholders	(5.92)	(7.45)	0.00	0.00	0.00

Net asset value, end of period	$69.43	$73.88	$76.21	$72.22	$53.25

Total Return, at Net Asset Value[2]	2.08%	6.35%	5.53%	35.62%	16.17%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$32,252	$37,029	$30,964	$36,549	$35,942

Average net assets (in thousands)	$33,797	$32,812	$32,927	$35,905	$37,842

Ratios to average net assets:[3]
Net investment loss	(0.21)%	(0.49)%	(0.64)%	(0.49)%	(0.22)%
Expenses excluding specific expenses listed below	1.09%	1.08%	1.08%	1.09%	1.10%
Interest and fees from borrowings	0.00%[4]	0.00%[4]	0.00%	0.00%	0.00%

Total expenses[5]	1.09%	1.08%	1.08%	1.09%	1.10%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.05%	1.05%	1.05%	1.05%	1.05%

Portfolio turnover rate	141%	81%	113%	84%	66%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Less than 0.005%.

5. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended December 31, 2016	1.09%
Year Ended December 31, 2015	1.08%
Year Ended December 31, 2014	1.08%
Year Ended December 31, 2013	1.09%
Year Ended December 31, 2012	1.10%

See accompanying Notes to Financial Statements.

13      OPPENHEIMER DISCOVERY MID CAP GROWTH FUND/VA

NOTES TO FINANCIAL STATEMENTS December 31, 2016

1. Organization

Oppenheimer Discovery Mid Cap Growth Fund/VA (the “Fund”), a separate series of Oppenheimer Variable Account Funds, is a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek capital appreciation. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI. Shares of the Fund are sold only to separate accounts of life insurance companies.

The Fund offers two classes of shares. Both classes are sold at their offering price, which is the net asset value per share, to separate investment accounts of participating insurance companies as an underlying investment for variable life insurance policies, variable annuity contracts or other investment products. The class of shares designated as Service shares is subject to a distribution and service plan. Both classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class.

The following is a summary of significant accounting policies followed in the Fund’s preparation of financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. GAAP, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Return of Capital Estimates. Distributions received from the Fund’s investments in Real Estate Investments Trusts (REITs), generally are comprised of income and return of capital. The Fund records investment income and return of capital based on estimates. Such estimates are based on historical information available from each REIT and other industry sources. These estimates may subsequently be revised based on information received from REITs after their tax reporting periods are concluded.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. This rate will increase to 2.00% effective January 1, 2017. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends. The Fund has analyzed its tax positions for the fiscal year ended December 31, 2016, including open tax years, and does not believe there are any uncertain tax positions requiring recognition in the Fund’s financial statements.

14      OPPENHEIMER DISCOVERY MID CAP GROWTH FUND/VA

2. Significant Accounting Policies (Continued)

The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Undistributed Net Investment Income	Undistributed Long-Term Gain	Accumulated Loss Carryforward[1,2]	Net Unrealized Appreciation Based on cost of Securities and Other Investments for Federal Income Tax Purposes

$201,536	$69,774,468	$—	$99,128,121

1. During the reporting period, the Fund did not utilize any capital loss carryforward.

2. During the previous reporting period, the Fund did not utilize any capital loss carryforward.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with U.S. GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

Accordingly, the following amounts have been reclassified for the reporting period. Net assets of the Fund were unaffected by the reclassifications.

Increase to Paid-in Capital	Reduction to Accumulated Net Investment Income	Reduction to Accumulated Net Realized Gain on Investments[3]

$5,342,270	$271,973	$5,070,297

3. $5,071,576, all of which was long-term capital gain, was distributed in connection with Fund share redemptions.

The tax character of distributions paid during the reporting periods:

	Year Ended December 31, 2016	Year Ended December 31, 2015

Distributions paid from:
Long-term capital gain	$51,152,857	$64,438,944

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$545,293,699

Gross unrealized appreciation	$105,813,482

Gross unrealized depreciation	(6,685,361)

Net unrealized appreciation	$99,128,121

Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern time, on each day the New York Stock Exchange (the “Exchange”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

15      OPPENHEIMER DISCOVERY MID CAP GROWTH FUND/VA

NOTES TO FINANCIAL STATEMENTS Continued

3. Securities Valuation (Continued)

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Equity securities traded on a securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the official closing price on the principal exchange on which the security is traded, as identified by the Manager, prior to the time when the Fund’s assets are valued. If the official closing price is unavailable, the security is valued at the last sale price on the principal exchange on which it is traded. If the official closing price or last sales price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage- backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

16      OPPENHEIMER DISCOVERY MID CAP GROWTH FUND/VA

3. Securities Valuation (Continued)

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The Fund classifies each of its investments in investment companies which are publicly offered as Level 1. Investment companies that are not publicly offered are measured using net asset value as a practical expedient, and are not classified in the fair value hierarchy.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$130,385,497	$—	$—	$130,385,497
Consumer Staples	13,840,102	—	—	13,840,102
Energy	21,793,730	—	—	21,793,730
Financials	78,389,586	—	—	78,389,586
Health Care	89,492,497	—	—	89,492,497
Industrials	125,727,909	—	—	125,727,909
Information Technology	133,914,912	—	—	133,914,912
Materials	29,378,620	—	—	29,378,620
Investment Company	21,498,967	—	—	21,498,967

Total Assets	$644,421,820	$—	$—	$644,421,820

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

4. Investments and Risks

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are open-end management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investments in Money Market Instruments. The Fund is permitted to invest its free cash balances in money market instruments to provide liquidity or for defensive purposes. The Fund may invest in money market instruments by investing in Class E shares of Oppenheimer Institutional Government Money Market Fund (“IGMMF”), formerly known as Oppenheimer Institutional Money Market Fund, which is an Affiliated Fund. IGMMF is regulated as a money market fund under the 1940 Act, as amended. The Fund may also invest in money market instruments directly or in other affiliated or unaffiliated money market funds.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

Shareholder Concentration. At period end, one shareholder owned 20% or more of the Fund’s total outstanding shares.

The shareholder is a related party of the Fund. Related parties may include, but are not limited to, the investment manager and its affiliates, affiliated broker dealers, fund of funds, and directors or employees. The related party owned 66% of the Fund’s total outstanding shares at period end.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

17      OPPENHEIMER DISCOVERY MID CAP GROWTH FUND/VA

NOTES TO FINANCIAL STATEMENTS Continued

5. Market Risk Factors (Continued)

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended December 31, 2016		Year Ended December 31, 2015
	Shares	Amount	Shares	Amount

Non-Service Shares
Sold	260,318	$19,152,890	316,843	$25,835,263
Dividends and/or distributions reinvested	674,971	48,415,668	772,150	61,563,484
Redeemed	(1,219,400)	(89,285,818)	(1,154,717)	(93,160,379)

Net decrease	(284,111)	$(21,717,260)	(65,724)	$(5,761,632)

Service Shares
Sold	50,885	$3,568,573	153,951	$11,748,349
Dividends and/or distributions reinvested	39,878	2,737,189	37,465	2,875,460
Redeemed	(127,436)	(8,923,664)	(96,510)	(7,534,963)

Net increase (decrease)	(36,673)	$(2,617,902)	94,906	$7,088,846

7. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IGMMF, for the reporting period were as follows:

	Purchases	Sales

Investment securities	$903,515,062	$970,773,692

8. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule

Up to $200 million	0.75%
Next $200 million	0.72
Next $200 million	0.69
Next $200 million	0.66
Next $700 million	0.60
Over $1.5 billion	0.58

The Fund’s effective management fee for the reporting period was 0.72% of average annual net assets before any applicable waivers.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

18      OPPENHEIMER DISCOVERY MID CAP GROWTH FUND/VA

8. Fees and Other Transactions with Affiliates (Continued)

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets. Fees incurred and average net assets for each class with respect to these services are detailed in the Statement of Operations and Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustees under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustees. The Fund purchases shares of the funds selected for deferral by the Trustees in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Distribution and Service Plan for Service Shares. The Fund has adopted a Distribution and Service Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act for Service shares to pay OppenheimerFunds Distributor, Inc. (the “Distributor”), for distribution related services, personal service and account maintenance for the Fund’s Service shares. Under the Plan, payments are made periodically at an annual rate of 0.25% of the daily net assets of Service shares of the Fund. The Distributor currently uses all of those fees to compensate sponsors of the insurance product that offers Fund shares, for providing personal service and maintenance of accounts of their variable contract owners that hold Service shares. These fees are paid out of the Fund’s assets on an on-going basis and increase operating expenses of the Service shares, which results in lower performance compared to the Fund’s shares that are not subject to a service fee. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Waivers and Reimbursements of Expenses. The Manager has contractually agreed to limit the Fund’s expenses after payments, waivers and/or reimbursements and reduction to custodian expenses, excluding any applicable dividend expense, taxes, interest and fees from borrowing, any subsidiary expenses, Acquired Fund Fees and Expenses, brokerage commissions, unusual and infrequent expenses and certain other Fund expenses; so that those expenses, as percentages of daily net assets, will not exceed the annual rate of 0.80% for Non-Service shares and 1.05% for Service shares. During the reporting period, the Manager waived fees and/or reimbursed the Fund $228,340 and $12,261 for Non-Service and Service shares, respectively.

The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IGMMF. During the reporting period, the Manager waived fees and/or reimbursed the Fund $18,875 for IGMMF management fees.

Waivers and/or reimbursements may be modified or terminated as set forth according to the terms in the prospectus.

9. Borrowings and Other Financing

Joint Credit Facility. A number of mutual funds managed by the Manager participate in a $1.3 billion revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with atypical redemption activity. Expenses and fees related to the Facility are paid by the participating funds and are disclosed separately or as other expenses on the Statement of Operations. The Fund did not utilize the Facility during the reporting period.

10. Pending Litigation

In 2009, several putative class action lawsuits were filed and later consolidated before the U.S. District Court for the District of Colorado in connection with the investment performance of Oppenheimer Rochester California Municipal Fund (the “California Fund”), a fund advised by OppenheimerFunds, Inc. (“OFI”) and distributed by OppenheimerFunds Distributor, Inc. (“OFDI”). The plaintiffs asserted claims against OFI, OFDI and certain present and former trustees and officers of the California Fund under the federal securities laws, alleging, among other things, that the disclosure documents of the California Fund contained misrepresentations and omissions and the investment policies of the California Fund were not followed. An amended complaint and a motion to dismiss were filed, and in 2011, the court issued an order which granted in part and denied in part the defendants’ motion to dismiss. In October 2015, following a successful appeal by defendants and a subsequent hearing, the court granted plaintiffs’ motion for class certification and appointed class representatives and class counsel.

OFI and OFDI believe the suit is without merit; that it is premature to render any opinion as to the likelihood of an outcome unfavorable to them in the suit; and that no estimate can yet be made as to the amount or range of any potential loss. Furthermore, OFI believes that the suit should not impair the ability of OFI or OFDI to perform their respective duties to the Fund and that the outcome of the suit should not have any material effect on the operations of any of the Oppenheimer funds.

19      OPPENHEIMER DISCOVERY MID CAP GROWTH FUND/VA

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of Oppenheimer Variable Account Funds:

We have audited the accompanying statement of assets and liabilities of Oppenheimer Discovery Mid Cap Growth Fund/VA (a separate series of Oppenheimer Variable Account Funds), including the statement of investments, as of December 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Discovery Mid Cap Growth Fund/VA as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Denver, Colorado

February 15, 2017

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FEDERAL INCOME TAX INFORMATION Unaudited

In early 2017, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2016.

Capital gain distributions of $5.91798 per share were paid Non-Service and Service shareholders, respectively, on June 21, 2016. Whether received in stock or in cash, the capital gain distribution should be treated by shareholders as a gain from the sale of the capital assets held for more than one year (long-term capital gains).

Dividends, if any, paid by the Fund during the reporting period which are not designated as capital gain distributions should be multiplied by the maximum amount allowable but not less than 100% to arrive at the amount eligible for the corporate dividend-received deduction.

The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

21      OPPENHEIMER DISCOVERY MID CAP GROWTH FUND/VA

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS Unaudited

The Fund has entered into an investment advisory agreement with OFI Global Asset Management, Inc. (“OFI Global” or the “Adviser”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”) (“OFI Global” and “OFI” together the “Managers”) and OFI Global has entered into a sub-advisory agreement with OFI whereby OFI provides investment sub-advisory services to the Fund (collectively, the “Agreements”). Each year, the Board of Trustees (the “Board”), including a majority of the independent Trustees, is required to determine whether to approve the terms of the Agreements and the renewal thereof. The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Managers provide, such information as may be reasonably necessary to evaluate the terms of the Agreements. The Board employs an independent consultant to prepare a report that provides information, including comparative information that the Board requests for that purpose. In addition to in-person meetings focused on this evaluation, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.

The Managers and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Managers’ services, (ii) the comparative investment performance of the Fund and the Managers, (iii) the fees and expenses of the Fund, including comparative fee and expense information, (iv) the profitability of the Managers and their affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Managers from their relationship with the Fund. The Board was aware that there are alternatives to retaining the Managers.

Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.

Nature, Quality and Extent of Services. The Board considered information about the nature, quality and extent of the services provided to the Fund and information regarding the Managers’ key personnel who provide such services. The Managers’ duties include providing the Fund with the services of the portfolio managers and the Sub-Adviser’s investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments; and securities trading services. OFI Global is responsible for oversight of third-party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions; risk management; and oversight of the Sub-Adviser. OFI Global is also responsible for providing certain administrative services to the Fund. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the U.S. Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by federal and state securities laws for the sale of the Fund’s shares. OFI Global also provides the Fund with office space, facilities and equipment.

The Board also considered the quality of the services provided and the quality of the Managers’ resources that are available to the Fund. The Board took account of the fact that the Sub-Adviser has over fifty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Managers’ advisory, administrative, accounting, legal, compliance and risk management services, and information the Board has received regarding the experience and professional qualifications of the Managers’ key personnel and the size and functions of its staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Ronald Zibelli and Justin Livengood, the portfolio managers for the Fund, and the Sub-Adviser’s investment team and analysts. The Board members also considered the totality of their experiences with the Managers as directors or trustees of the Fund and other funds advised by the Managers. The Board considered information regarding the quality of services provided by affiliates of the Managers, which the Board members have become knowledgeable about through their experiences with the Managers and in connection with the renewal of the Fund’s service agreements. The Board concluded, in light of the Managers’ experience, reputation, personnel, operations and resources that the Fund benefits from the services provided under the Agreements.

Investment Performance of the Managers and the Fund. Throughout the year, the Managers provided information on the investment performance of the Fund, the Adviser and the Sub-Adviser, including comparative performance information. The Board also reviewed information, prepared by the Managers and by the independent consultant, comparing the Fund’s historical performance to relevant market indices and to the performance of other mid-cap growth funds underlying variable insurance products. The Board considered that the Fund outperformed its performance category median for the one-, three- and five-year periods but underperformed for the ten-year period.

Fees and Expenses of the Fund. The Board reviewed the fees paid to the Adviser and the other expenses borne by the Fund. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other mid-cap growth funds underlying variable insurance products. In reviewing the fees and expenses charged to the VA funds, the Board considered the Adviser’s assertion that, because there is much greater disparity in the fees and services that may be provided by a manager to a VA fund as opposed to a retail fund, when comparing the expenses of the various VA funds to those of retail funds, it is most appropriate to focus on total expenses (rather than on the management fees). Accordingly, while the Board reviewed and considered all expenses, it focused on total expenses. The Board considered that the Fund’s contractual management fees and total expenses were lower than their respective peer group medians and category medians. The Board noted that the Adviser has contractually agreed to limit the Fund’s total annual operating expenses so that those expenses, as percentages of daily net assets, will not exceed the annual rate of 0.80% for Non-Service Shares and 1.05% for Service Shares. This contractual expense limitation may not be amended or withdrawn for one year from the date of the Fund’s prospectus, unless approved by the Board.

Economies of Scale and Profits Realized by the Managers. The Board considered information regarding the Managers’ costs in serving as the Fund’s investment adviser and sub-adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Managers’ profitability from their relationship with the Fund. The Board also considered that the Managers must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund. The Board reviewed whether the Managers may realize economies of scale in managing and supporting the Fund. The Board noted that the Fund currently has management fee breakpoints, which are intended to share with Fund shareholders economies of scale that may exist as the Fund’s assets grow.

Other Benefits to the Managers. In addition to considering the profits realized by the Managers, the Board considered information that was provided regarding the direct and indirect benefits the Managers receive as a result of their relationship with the Fund, including compensation paid to

22      OPPENHEIMER DISCOVERY MID CAP GROWTH FUND/VA

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS Unaudited / Continued

the Managers’ affiliates and research provided to the Adviser in connection with permissible brokerage arrangements (soft dollar arrangements).

Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees’ counsel are independent of the Managers within the meaning and intent of the Securities and Exchange Commission Rules.

Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, decided to continue the Agreements through August 31, 2017. In arriving at its decision, the Board did not identify any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreements, including the management fees, in light of all the surrounding circumstances.

23      OPPENHEIMER DISCOVERY MID CAP GROWTH FUND/VA

PORTFOLIO PROXY VOTING POLICIES AND GUIDELINES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Guidelines under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Guidelines is available (i) without charge, upon request, by calling the Fund toll-free at 1.800. CALL OPP (225.5677), (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800. CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

24      OPPENHEIMER DISCOVERY MID CAP GROWTH FUND/VA

TRUSTEES AND OFFICERS Unaudited

Name, Position(s) Held with the Fund, Length of Service, Age	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

Robert J. Malone, Chairman of the Board of Trustees (since 2016), Trustee (since 2002) Year of Birth: 1944	Chairman - Colorado Market of MidFirst Bank (since January 2015); Chairman of the Board (2012-2016) and Director (August 2005-March 2016) of Jones International University (educational organization); Trustee of the Gallagher Family Foundation (non-profit organization) (2000-2015); Chairman, Chief Executive Officer and Director of Steele Street Bank Trust (commercial banking) (August 2003-January 2015); Board of Directors of Opera Colorado Foundation (non-profit organization) (2008- 2012); Director of Colorado UpLIFT (charitable organization) (1986-2010); Director of Jones Knowledge, Inc. (2006-2010); Former Chairman of U.S. Bank-Colorado (subsidiary of U.S. Bancorp and formerly Colorado National Bank) (July 1996-April 1999); Director of Commercial Assets, Inc. (real estate investment trust) (1993-2000); Director of U.S. Exploration, Inc. (oil and gas exploration) (1997-February 2004); Chairman of the Board (1991-1994) and Trustee (1985-1994) of Regis University; and Chairman of the Board (1990-1991) and Trustee (1984-1999) of Young Presidents Organization. Oversees 47 portfolios in the OppenheimerFunds complex. Mr. Malone has served on the Boards of certain Oppenheimer funds since 2002, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Jon S. Fossel, Trustee (since 1990) Year of Birth: 1942	Chairman of the Board of Jack Creek Preserve Foundation (non-profit organization) (since March 2005); Director of Jack Creek Preserve Foundation (non-profit organization) (March 2005-December 2014); Chairman of the Board (2006-December 2011) and Director (June 2002-December 2011) of UNUMProvident (insurance company); Director of Northwestern Energy Corp. (public utility corporation) (November 2004-December 2009); Director of P.R. Pharmaceuticals (October 1999-October 2003); Director of Rocky Mountain Elk Foundation (non-profit organization) (February 1998-February 2003 and February 2005-February 2007); Chairman and Director (until October 1996) and President and Chief Executive Officer (until October 1995) of OppenheimerFunds, Inc.; President, Chief Executive Officer and Director of the following: Oppenheimer Acquisition Corp. (“OAC”) (parent holding company of OppenheimerFunds, Inc.), Shareholders Services, Inc. and Shareholder Financial Services, Inc. (until October 1995). Oversees 47 portfolios in the OppenheimerFunds complex. Mr. Fossel has served on the Boards of certain Oppenheimer funds since 1990, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Richard F. Grabish, Trustee (since 2012) Year of Birth: 1948	Formerly Senior Vice President and Assistant Director of Sales and Marketing (March 1997-December 2007), Director (March 1987-December 2007) and Manager of Private Client Services (June 1985-June 2005) of A.G. Edwards & Sons, Inc. (broker/dealer and investment firm); Chairman and Chief Executive Officer of A.G. Edwards Trust Company, FSB (March 2001-December 2007); President and Vice Chairman of A.G. Edwards Trust Company, FSB (investment adviser) (April 1987-March 2001); President of A.G. Edwards Trust Company, FSB (investment adviser) (June 2005-December 2007). Oversees 47 portfolios in the OppenheimerFunds complex. Mr. Grabish has served on the Boards of certain Oppenheimer funds since 2001, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Beverly L. Hamilton, Trustee (since 2002) Year of Birth: 1946	Trustee of Monterey Institute for International Studies (educational organization) (2000-2014); Board Member of Middlebury College (educational organization) (December 2005-June 2011); Chairman (2010-2016) of American Funds’ Emerging Markets Growth Fund, Inc. (mutual fund); Director of The California Endowment (philanthropic organization) (April 2002-April 2008); Director (February 2002-2005) and Chairman of Trustees (2006-2007) of the Community Hospital of Monterey Peninsula; Director (October 1991-2005) and Vice Chairman (2006-2009) of American Funds’ Emerging Markets Growth Fund, Inc. (mutual fund); President of ARCO Investment Management Company (February 1991-April 2000); Member of the investment committees of The Rockefeller Foundation (2001-2006) and The University of Michigan (since 2000); Advisor at Credit Suisse First Boston’s Sprout venture capital unit (venture capital fund) (1994-January 2005); Trustee of MassMutual Institutional Funds (investment company) (1996-June 2004); Trustee of MML Series Investment Fund (investment company) (April 1989-June 2004); Member of the investment committee of Hartford Hospital (2000-2003); and Advisor to Unilever (Holland) pension fund (2000-2003). Oversees 47 portfolios in the OppenheimerFunds complex. Ms. Hamilton has served on the Boards of certain Oppenheimer funds since 2002, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Victoria J. Herget, Trustee (since 2012) Year of Birth:1951	Board Chair (2008-2015) and Director (2004-Present), United Educators (insurance company); Trustee (since 2000) and Chair (since 2010), Newberry Library (independent research library); Trustee, Mather LifeWays (senior living organization) (since 2001); Independent Director of the First American Funds (mutual fund family) (2003-2011); former Managing Director (1993-2001), Principal (1985-1993), Vice President (1978-1985) and Assistant Vice President (1973-1978) of Zurich Scudder Investments (investment adviser) (and its predecessor firms); Trustee (1992-2007), Chair of the Board of Trustees (1999-2007), Investment Committee Chair (1994-1999) and Investment Committee member (2007-2010) of Wellesley College; Trustee, BoardSource (non-profit organization) (2006-2009) and Chicago City Day School (K-8 School) (1994-2005). Oversees 47 portfolios in the OppenheimerFunds complex. Ms. Herget has served on the Boards of certain Oppenheimer funds since 2012, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

25      OPPENHEIMER DISCOVERY MID CAP GROWTH FUND/VA

TRUSTEES AND OFFICERS Unaudited / Continued

F. William Marshall, Jr., Trustee (since 2000) Year of Birth: 1942	Trustee Emeritus of Worcester Polytech Institute (WPI) (private university) (since 2009); Trustee of MassMutual Select Funds (formerly MassMutual Institutional Funds) (investment company) (1996-2015), MML Series Investment Fund (investment company) (1996-2015) and Mass Mutual Premier Funds (investment company) (January 2012-December 2015); President and Treasurer of the SIS Fund (private charitable fund) (January 1999-March 2011); Former Trustee of WPI (1985-2008); Former Chairman of the Board (2004-2006) and Former Chairman of the Investment Committee of WPI (1994-2008); Chairman of SIS Family Bank, F.S.B. (formerly SIS Bank) (commercial bank) (January 1999-July 1999); Executive Vice President of Peoples Heritage Financial Group, Inc. (commercial bank) (January 1999-July 1999); and Former President and Chief Executive Officer of SIS Bancorp. (1993-1999). Oversees 47 portfolios in the OppenheimerFunds complex. Mr. Marshall has served on the Boards of certain Oppenheimer funds since 2000, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Karen L. Stuckey, Trustee (since 2012) Year of Birth: 1953	Member (since May 2015) of Desert Mountain Community Foundation Advisory Board (non-profit organization); Partner (1990-2012) of PricewaterhouseCoopers LLP (professional services firm) (held various positions 1975-1990); Trustee (1992- 2006), member of Executive, Nominating and Audit Committees and Chair of Finance Committee (1992-2006), and Emeritus Trustee (since 2006) of Lehigh University; and member, Women’s Investment Management Forum (professional organization) since inception. Oversees 47 portfolios in the OppenheimerFunds complex. Ms. Stuckey has served on the Boards of certain Oppenheimer funds since 2012, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

James D. Vaughn, Trustee (since 2012) Year of Birth: 1945

Retired; former managing partner (1994-2001) of Denver office of Deloitte & Touche LLP, (held various positions 1969- 1993); Trustee and Chairman of the Audit Committee of Schroder Funds (2003-2012); Board member and Chairman of Audit Committee of AMG National Trust Bank (since 2005); Trustee and Investment Committee member, University of South Dakota Foundation (since 1996); Board member, Audit Committee Member and past Board Chair, Junior Achievement (since 1993); former Board member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network. Oversees 47 portfolios in the OppenheimerFunds complex. Mr. Vaughn has served on the Boards of certain Oppenheimer funds since 2012, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

INTERESTED TRUSTEE AND OFFICER

Mr. Steinmetz is an “Interested Trustee” because he is affiliated with the Manager and the Sub-Adviser by virtue of his positions as Chairman and director of the Sub-Adviser and officer and director of the Manager. Both as a Trustee and as an officer, Mr. Steinmetz serves for an indefinite term, or until his resignation, retirement, death or removal. Mr. Steinmetz’s address is 225 Liberty Street, New York, New York 10281-1008.

Arthur P. Steinmetz, Trustee (Since 2015), President and Principal Executive Officer (since 2014) Year of Birth: 1958

Chairman of OppenheimerFunds, Inc. (since January 2015); CEO and Chairman of OFI Global Asset Management, Inc. (since July 2014), President of OFI Global Asset Management, Inc. (since May 2013), a Director of OFI Global Asset Management, Inc. (since January 2013), Director of OppenheimerFunds, Inc. (since July 2014), President, Management Director and CEO of Oppenheimer Acquisition Corp. (OppenheimerFunds, Inc.’s parent holding company) (since July 2014), and President and Director of OFI SteelPath, Inc. (since January 2013). Chief Investment Officer of the OppenheimerFunds advisory entities from (January 2013-December 2013); Executive Vice President of OFI Global Asset Management, Inc. (January 2013-May 2013); Chief Investment Officer of OppenheimerFunds, Inc. (October 2010-December 2012); Chief Investment Officer, Fixed- Income, of OppenheimerFunds, Inc. (April 2009-October 2010); Executive Vice President of OppenheimerFunds, Inc. (October 2009-December 2012); Director of Fixed Income of OppenheimerFunds, Inc. (January 2009-April 2009); and a Senior Vice President of OppenheimerFunds, Inc. (March 1993-September 2009). An officer of 103 portfolios in the OppenheimerFunds complex.

OTHER OFFICERS OF THE FUND

The addresses of the Officers in the chart below are as follows: for Messrs. Zibelli, Jr., Livengood, Mss. Lo Bessette, Foxson and Picciotto, 225 Liberty Street, New York, New York 10281-1008, for Mr. Petersen, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal

Ronald J. Zibelli, Jr., Vice President (since 2008) Year of Birth: 1959	Senior Vice President of the Sub-Adviser (since January 2014); Senior Portfolio Manager of the Sub-Adviser (since May 2006) and Vice President of the Sub-Adviser (May 2006-January 2014). Prior to joining the Sub-Adviser, he spent six years at Merrill Lynch Investment Managers, during which time he was a Managing Director and Small Cap Growth Team Leader, responsible for managing 11 portfolios. Prior to joining Merrill Lynch Investment Managers, Mr. Zibelli spent 12 years with Chase Manhattan Bank, including two years as Senior Portfolio Manager (U.S. Small Cap Equity) at Chase Asset Management. A portfolio manager and an officer of other portfolios in the OppenheimerFunds complex.

Justin Livengood, Vice President (since 2014) Year of Birth: 1974	Vice President (since May 2006) and Senior Portfolio (since January 2014) of the Sub-Adviser. Senior Research Analyst of the Sub-Adviser (May 2006-January 2014), responsible for the health care, energy and financial services sectors for mid- and small-cap growth accounts. Before joining the Sub-Adviser in May 2006, Mr. Livengood was a vice president and fund analyst with Merrill Lynch Investment Managers, where he specialized in financial services, health care, energy and basic materials for the Merrill Lynch Small Cap Growth Fund. During his tenure at Merrill Lynch he also worked as an investment banking analyst in the Global Media Group and as an associate with Merrill Lynch Ventures. A portfolio manager and an officer of other portfolios in the OppenheimerFunds complex.

26      OPPENHEIMER DISCOVERY MID CAP GROWTH FUND/VA

Cynthia Lo Bessette, Secretary and Chief Legal Officer (since 2016) Year of Birth: 1969	Executive Vice President, General Counsel and Secretary of the Manager (since February 2016); Chief Legal Officer of the Sub-Adviser and the Distributor (since February 2016); Vice President, General Counsel and Secretary of Oppenheimer Acquisition Corp. (since February 2016); General Counsel of OFI SteelPath, Inc., VTL Associates, LLC and Index Management Solutions, LLC (since February 2016); Chief Legal Officer of OFI Global Institutional, Inc., HarbourView Asset Management Corporation, OFI Global Trust Company, Oppenheimer Real Asset Management, Inc., OFI Private Investments Inc., Shareholder Services, Inc. and Trinity Investment Management Corporation (since February 2016); Senior Vice President and Deputy General Counsel (March 2015-February 2016) and Executive Vice President, Vice President, Corporate Counsel (February 2012-March 2015) and Deputy Chief Legal Officer (April 2013-March 2015) of Jennison Associates LLC; Assistant General Counsel (April 2008-September 2009) and Deputy General Counsel (October 2009-February 2012) of Lord Abbett & Co. LLC. An officer of 103 portfolios in the OppenheimerFunds complex.

Jennifer Foxson, Vice President and Chief Business Officer (since 2014) Year of Birth: 1969	Senior Vice President of OppenheimerFunds Distributor, Inc. (since June 2014); Vice President of OppenheimerFunds Distributor, Inc. (April 2006-June 2014); Vice President of the Sub-Adviser (January 1998-March 2006); Assistant Vice President of the Sub-Adviser (October 1991-December 1998). An officer of 103 portfolios in the OppenheimerFunds complex.

Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money Laundering Officer (since 2014) Year of Birth: 1973	Senior Vice President and Chief Compliance Officer of the Manager (since March 2014); Chief Compliance Officer of the Sub- Adviser, OFI SteelPath, Inc., OFI Global Trust Company, OFI Global Institutional, Inc., Oppenheimer Real Asset Management, Inc., OFI Private Investments, Inc., Harborview Asset Management Corporation, Trinity Investment Management Corporation, and Shareholder Services, Inc. (since March 2014); Managing Director of Morgan Stanley Investment Management Inc. and certain of its various affiliated entities; Chief Compliance Officer of various Morgan Stanley Funds (May 2010-January 2014); Chief Compliance Officer of Morgan Stanley Investment Management Inc. (April 2007-January 2014). An officer of 103 portfolios in the OppenheimerFunds complex.

Brian S. Petersen, Treasurer and Principal Financial & Accounting Officer (since 2016) Year of Birth: 1970	Vice President of the Manager (since January 2013); Vice President of the Sub-Adviser (February 2007-December 2012); Assistant Vice President of the Sub-Adviser (August 2002-2007). An officer of 103 portfolios in the OppenheimerFunds complex.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge, upon request, by calling 1.800.988.8287.

27      OPPENHEIMER DISCOVERY MID CAP GROWTH FUND/VA

OPPENHEIMER DISCOVERY MID CAP GROWTH FUND/VA

A Series of Oppenheimer Variable Account Funds

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and	OFI Global Asset Management, Inc.
Shareholder
Servicing Agent

Sub-Transfer Agent	Shareholder Services, Inc.
DBA OppenheimerFunds Services

Independent	KPMG LLP
Registered
Public
Accounting
Firm

Legal Counsel	Ropes & Gray LLP

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, or calling us at 1.800.988.8287. Read prospectuses and summary prospectuses carefully before investing.

© 2017 OppenheimerFunds, Inc. All rights reserved. Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.

  December 31, 2016

Oppenheimer	Annual Report
Conservative Balanced Fund/VA
A Series of Oppenheimer Variable Account Funds

ANNUAL REPORT

Listing of Top Holdings

Fund Performance Discussion

Financial Statements

PORTFOLIO MANAGERS: Krishna Memani and Magnus Krantz

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED 12/31/16

	Inception Date	1-Year	5-Year	10-Year
Non-Service Shares	2/9/87	5.26%	7.86%	1.73%
Service Shares	5/1/02	4.96	7.60	1.47
Russell 3000 Index		12.74	14.67	7.07
Bloomberg Barclays U.S. Aggregate Bond Index		2.65	2.23	4.34
Reference Index		6.34	6.67	5.92

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, call us at 1.800.988.8287. The Fund’s total returns should not be expected to be the same as the returns of other funds, whether or not both funds have the same portfolio managers and/or similar names. The Fund’s total returns include changes in share price and reinvested distributions but do not include the charges associated with the separate account products that offer this Fund. Such performance would have been lower if such charges were taken into account.

TOP HOLDINGS AND ALLOCATIONS

TOP TEN COMMON STOCK HOLDINGS

Alphabet, Inc., Cl. C	1.3%
Microsoft Corp.	1.2
Citigroup, Inc.	1.1
Johnson & Johnson	1.0
PG&E Corp.	1.0
Suncor Energy, Inc.	0.9
Chevron Corp.	0.9
Facebook, Inc., Cl. A	0.8
JPMorgan Chase & Co.	0.8
General Electric Co.	0.8

Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2016, and are based on net assets. For more current Fund holdings, please visit oppenheimerfunds.com.

PORTFOLIO ALLOCATION

Common Stocks	32.3%
Non-Convertible Corporate Bonds and Notes	29.2
Mortgage-Backed Obligations
Government Agency	18.6
Non-Agency	8.2
Asset-Backed Securities	8.9
Investment Company
Oppenheimer Institutional Government Money Market Fund	2.3
U.S. Government Obligations	0.5

Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2016, and are based on the total market value of investments.

2        OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

Fund Performance Discussion

The Fund’s Non-Service shares produced a return of 5.26% during the reporting period. On a relative basis, the Fund’s Reference Index returned 6.34%. The Fund’s Reference Index is a customized weighted index currently comprised of the following underlying broad-based security indices: 65% of the Bloomberg Barclays U.S. Aggregate Bond Index and 35% of the Russell 3000 Index. Measured separately, the Bloomberg Barclays U.S. Aggregate Bond Index returned 2.65% and the Russell 3000 Index returned 12.74%.

MARKET OVERVIEW

Markets were volatile this reporting period. Central Bank policy was a major focus this reporting period, with statements and actions from the Federal Reserve (the “Fed”), Bank of Japan (BoJ), European Central Bank (“ECB”), and more, fueling movements in global capital markets. Throughout most of the year, the question of when the Fed would raise interest rates remained. It finally did in the closing month of the reporting period. Improved economic data and outlook led the Fed to hike its policy rates by 0.25% in December, meeting market expectations. The Fed’s policy making Federal Open Market Committee noted they will continue to be cautious and will hike rates gradually, but posted a modestly optimistic outlook. By year end, markets were pricing for slightly more than two hikes by the end of 2017.

Other major events that created volatility during the year were the United Kingdom’s (“UK”) vote to leave the European Union (commonly referred to as Brexit) and the U.S. Presidential election. After Brexit, U.S. markets became extremely volatile for two days. However, the event came and went with most financial assets rallying strong early in the third quarter.

Markets turned to general risk on mode after the surprise election of Donald Trump with equities climbing, credit spreads narrowing to the tightest levels since early 2015, and U.S. Treasury yields climbing to levels not experienced since 2014. The dollar rallied strongly against many currencies, particularly after Mr. Trump’s victory.

EQUITY STRATEGY REVIEW

The equity strategy produced positive absolute performance during the reporting period, but underperformed the Russell 3000 Index. The equity strategy’s underperformance stemmed primarily from weaker relative stock selection in the information technology, health care and consumer discretionary sectors. The equity strategy outperformed the Russell 3000 Index in the real estate and utilities sectors due to stock selection and underweight positions.

The equity strategy’s top contributors to performance included Microsoft Corp., Applied Materials, Inc. and Chevron Corp. Microsoft develops and supports software products. Over the third quarter of 2016, the company reported profit and sales better than analysts’ estimates, as a result of their aggressive push into Internet-based software and services for businesses. Revenue from Azure, the company’s corporate cloud platform, doubled in the quarter ending September 30. Shares of Applied Materials, maker of semiconductor equipment, rallied over the third quarter of 2016 as the company reported better than expected earnings. The company has successfully gained market share in existing businesses and could benefit from rapid growth in the organic light emitting diode (OLED) display market. Chevron benefited from the sharp bounce off the oil price lows seen in the first quarter of 2016. Furthermore, Chevron’s attractive yield and more focused capital spending plans were rewarded by the market.

The equity strategy’s top detractors from performance included Apple, Inc., McKesson Corp. and Diplomat Pharmacy, Inc. We exited our position in these three stocks during the period. Apple experienced declines over the first half of the reporting period after reporting a disappointing quarter and outlook, as the iPhone 6S was lapping very difficult prior year results in addition to a decelerating global macro-economy. McKesson is engaged in delivering pharmaceuticals, medical supplies and healthcare information technology. In October, the company reported earnings and revenue that missed forecasts, and also cut its outlook. Shares of Diplomat Pharmacy fell after the company reported weak third quarter earnings.

FIXED-INCOME STRATEGY REVIEW

The Fund’s fixed-income strategy outperformed the Bloomberg Barclays U.S. Aggregate Bond Index this reporting period. The strategy’s outperformance versus the Index this reporting period stemmed from its underweight position in U.S. Treasuries, which sold off this reporting period. In addition, the strategy’s exposure to high yield credit benefited performance. The top detractor from the strategy’s performance versus the Index was its overweight exposure to agency mortgage-backed securities (“MBS”). While the strategy had a larger allocation to agency MBS, its exposure to non-agency MBS produced slight outperformance this reporting period.

3        OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

Investors should consider the Fund’s investment objective, risks, charges and expenses carefully before investing. The Fund’s prospectus and summary prospectus contain this and other information about the Fund, and may be obtained by asking your financial advisor or calling us at 1.800.988.8287. Read prospectuses and summary prospectuses carefully before investing.

Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown, but do not include the charges associated with the separate account products that offer this Fund.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

Comparing the Fund’s Performance to the Market. The graphs that follow show the performance of a hypothetical $10,000 investment in each share class of the Fund held until December 31, 2016. Performance is measured over a ten-fiscal-year period for both Classes. Performance information does not reflect charges that apply to separate accounts investing in the Fund. If these charges were taken into account, performance would be lower. The graphs assume that all dividends and capital gains distributions were reinvested in additional shares.

The Fund’s performance is compared to the performance of the Russell 3000 Index, the Bloomberg Barclays U.S. Aggregate Bond Index, and the Fund’s Reference Index. The Russell 3000 Index measures the performance of the largest 3,000 U.S. companies, representing approximately 98% of the investable U.S. equity market. The Bloomberg Barclays U.S. Aggregate Bond Index is an index of U.S dollar-denominated, investment-grade U.S. corporate government and mortgage-backed securities. The Fund’s Reference Index is a customized weighted index currently comprised of 65% of the Bloomberg Barclays U.S. Aggregate Bond Index and 35% of the Russell 3000 Index. The Indices are unmanaged and cannot be purchased directly by investors. Index performance is shown for illustrative purposes only and does not predict or depict the performance of the Fund. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the indices. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

4        OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, call us at 1.800.988.8287. The Fund’s total returns should not be expected to be the same as the returns of other funds, whether or not both funds have the same portfolio managers and/or similar names. The Fund’s total returns include changes in share price and reinvested distributions but do not include the charges associated with the separate account products that offer this Fund. Such performance would have been lower if such charges were taken into account.

5        OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended December 31, 2016.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended December 31, 2016” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes.

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any charges associated with the separate accounts that offer this Fund. Therefore, the “hypothetical” lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these separate account charges were included your costs would have been higher.

Actual	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Expenses Paid During 6 Months Ended December 31, 2016
Non-Service shares	$ 1,000.00	$ 1,010.20	$ 3.39
Service shares	1,000.00	1,008.90	4.66

Hypothetical
(5% return before expenses)
Non-Service shares	1,000.00	1,021.77	3.41
Service shares	1,000.00	1,020.51	4.68

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended December 31, 2016 are as follows:

Class	Expense Ratios
Non-Service shares	0.67%
Service shares	0.92

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

6        OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

STATEMENT OF INVESTMENTS December 31, 2016

	Shares	Value

Common Stocks—33.8%

Consumer Discretionary—3.8%

Auto Components—0.2%

Adient plc[1]	9,058	$530,799

Hotels, Restaurants & Leisure—1.1%

Cedar Fair LP2	7,190	461,598

International Speedway Corp., Cl. A	3,380	124,384

McDonald’s Corp.	10,240	1,246,413

Norwegian Cruise Line Holdings Ltd.[1]	16,980	722,159

		2,554,554

Household Durables—0.3%

Mohawk Industries, Inc.[1]	3,000	599,040

Media—1.0%

Comcast Corp., Cl. A	24,600	1,698,630

Madison Square Garden Co. (The),
Cl. A1	2,880	493,949

		2,192,579

Specialty Retail—1.2%

AutoZone, Inc.[1]	1,200	947,748

Home Depot, Inc. (The)	9,090	1,218,787

Ross Stores, Inc.	6,270	411,312

		2,577,847

Consumer Staples—3.1%

Beverages—1.2%

Coca-Cola European Partners plc	18,700	587,180

Molson Coors Brewing Co., Cl. B	8,760	852,436

PepsiCo, Inc.	11,300	1,182,319

		2,621,935

Food & Staples Retailing—0.4%

Kroger Co. (The)	22,660	781,996

Food Products—1.2%

Kraft Heinz Co. (The)	11,320	988,462

Mondelez International, Inc., Cl. A	20,540	910,538

Pinnacle Foods, Inc.	16,650	889,943

		2,788,943

Household Products—0.3%

Spectrum Brands Holdings, Inc.	6,140	751,106

Energy—2.8%

Oil, Gas & Consumable Fuels—2.8%

Chevron Corp.	17,583	2,069,519

HollyFrontier Corp.	25,626	839,508

Noble Energy, Inc.	33,037	1,257,388

Suncor Energy, Inc.	64,380	2,104,582

		6,270,997

Financials—5.6%

Commercial Banks—3.0%

Citigroup, Inc.	41,680	2,477,042

JPMorgan Chase & Co.	21,120	1,822,445

Signature Bank (New York)[1]	5,270	791,554

Wells Fargo & Co.	27,730	1,528,200

		6,619,241

Consumer Finance—0.7%

Synchrony Financial	44,650	1,619,456

Insurance—0.9%

Chubb Ltd.	7,400	977,688

FNF Group	33,760	1,146,490

		2,124,178

Real Estate Investment Trusts (REITs)—1.0%

Digital Realty Trust, Inc.	10,460	1,027,799

Lamar Advertising Co., Cl. A	6,340	426,302

Mid-America Apartment Communities, Inc.	7,000	685,440

		2,139,541

	Shares	Value

Health Care—4.4%

Biotechnology—0.7%

BioMarin Pharmaceutical, Inc.[1]	4,690	$388,520

Celgene Corp.[1]	9,130	1,056,797

		1,445,317

Health Care Equipment & Supplies—0.9%

Medtronic plc	13,609	969,369

NuVasive, Inc.[1]	6,390	430,431

Stryker Corp.	5,730	686,511

		2,086,311

Health Care Providers & Services—0.4%

Centene Corp.[1]	8,140	459,992

WellCare Health Plans, Inc.[1]	3,640	498,971

		958,963

Life Sciences Tools & Services—0.2%

Agilent Technologies, Inc.	10,800	492,048

Pharmaceuticals—2.2%

Johnson & Johnson	19,780	2,278,854

Merck & Co., Inc.	20,150	1,186,230

Mylan NV1	10,410	397,141

Prestige Brands Holdings, Inc.[1]	18,180	947,178

Valeant Pharmaceuticals International, Inc.[1]	6,830	99,172

		4,908,575

Industrials—4.4%

Aerospace & Defense—1.1%

L-3 Communications Holdings, Inc.	5,540	842,689

Lockheed Martin Corp.	3,150	787,311

Spirit AeroSystems Holdings, Inc., Cl. A	13,950	813,983

		2,443,983

Airlines—0.4%

Spirit Airlines, Inc.[1]	14,760	854,014

Building Products—0.3%

Masonite International Corp.[1]	10,530	692,874

Commercial Services & Supplies—1.2%

Johnson Controls International plc	18,993	782,322

KAR Auction Services, Inc.	25,080	1,068,910

Waste Connections, Inc.	12,280	965,085

		2,816,317

Construction & Engineering—0.3%

AECOM[1]	16,370	595,213

Industrial Conglomerates—0.8%

General Electric Co.	53,950	1,704,820

Road & Rail—0.3%

Canadian Pacific Railway Ltd.	4,920	702,428

Information Technology—6.5%

Communications Equipment—0.3%

Palo Alto Networks, Inc.[1]	5,250	656,512

Internet Software & Services—2.3%

Alphabet, Inc., Cl. C1	3,730	2,878,889

Facebook, Inc., Cl. A1	16,410	1,887,970

j2 Global, Inc.	6,490	530,882

		5,297,741

IT Services—0.4%

PayPal Holdings, Inc.[1]	22,250	878,208

Semiconductors & Semiconductor Equipment—0.9%

Applied Materials, Inc.	36,920	1,191,408

Microchip Technology, Inc.	12,640	810,856

		2,002,264

Software—2.1%

Activision Blizzard, Inc.	26,980	974,248

Guidewire Software, Inc.[1]	6,710	331,004

7        OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

STATEMENT OF INVESTMENTS Continued

	Shares	Value

Software (Continued)

Microsoft Corp.	43,290	$2,690,041

ServiceNow, Inc.[1]	5,724	425,522

Zynga, Inc., Cl. A1	150,220	386,065

		4,806,880

Technology Hardware, Storage & Peripherals—0.5%

Western Digital Corp.	15,670	1,064,777

Materials—1.3%

Chemicals—0.9%

Eastman Chemical Co.	8,750	658,087

EI du Pont de Nemours & Co.	11,720	860,248

PPG Industries, Inc.	6,580	623,521

		2,141,856

Construction Materials—0.4%

Vulcan Materials Co.	7,120	891,068

Telecommunication Services—0.7%

Diversified Telecommunication Services—0.7%

ORBCOMM, Inc.[1]	375	3,101

Verizon Communications, Inc.	30,180	1,611,009

		1,614,110

Utilities—1.2%

Electric Utilities—1.0%

PG&E Corp.	36,800	2,236,336

Gas Utilities—0.2%

Suburban Propane Partners LP2	14,400	432,864

Total Common Stocks (Cost $65,411,689)		75,895,691

	Principal Amount

Asset-Backed Securities—9.3%

American Credit Acceptance Receivables Trust:
Series 2014-3, Cl. B, 2.43%, 6/10/20[3]	$109,340	109,440
Series 2014-4, Cl. B, 2.60%, 10/10/17[3]	86,998	87,269
Series 2015-1, Cl. B, 2.85%, 2/12/21[3]	445,000	447,190
Series 2015-3, Cl. B, 3.56%, 10/12/21[3]	360,000	365,116

American Express Credit Account Master Trust:
Series 2014-2, Cl. A, 1.26%, 1/15/20	80,000	80,055
Series 2014-3, Cl. A, 1.49%, 4/15/20	305,000	305,714
Series 2014-5, Cl. A, 0.994%, 5/15/20[4]	400,000	400,457
Series 2015-1, Cl. A, 0.994%, 1/15/20[4]	595,000	595,574

AmeriCredit Automobile Receivables Trust:
Series 2012-4, Cl. D, 2.68%, 10/9/18	115,000	115,064
Series 2013-2, Cl. E, 3.41%, 10/8/20[3]	415,000	418,831
Series 2013-3, Cl. E, 3.74%, 12/8/20[3]	180,000	182,563
Series 2013-4, Cl. D, 3.31%, 10/8/19	35,000	35,610
Series 2014-1, Cl. E, 3.58%, 8/9/21	355,000	360,884
Series 2014-2, Cl. E, 3.37%, 11/8/21	440,000	445,182

Cabela’s Credit Card Master Note Trust:
Series 2013-2A, Cl. A2, 1.354%, 8/16/21[3,4]	105,000	105,481
Series 2016-1, Cl. A1, 1.78%, 6/15/22	340,000	339,087

Capital Auto Receivables Asset Trust:
Series 2013-1, Cl. D, 2.19%, 9/20/21	125,000	125,462
Series 2014-1, Cl. D, 3.39%, 7/22/19	140,000	143,267
Series 2014-3, Cl. D, 3.14%, 2/20/20	305,000	309,606
Series 2015-1, Cl. D, 3.16%, 8/20/20	195,000	197,408
Series 2015-4, Cl. D, 3.62%, 5/20/21	295,000	300,986
Series 2016-2, Cl. D, 3.16%, 11/20/23	65,000	64,949
Series 2016-3, Cl. D, 2.65%, 1/20/24	105,000	103,402

Capital One Multi-Asset Execution Trust:
Series 2007-A1, Cl. A1, 0.754%, 11/15/19[4]	310,000	310,001
Series 2014-A2, Cl. A2, 1.26%, 1/15/20	480,000	480,277
Series 2014-A5, Cl. A5, 1.48%, 7/15/20	660,000	661,415

	Principal Amount	Value

Asset-Backed Securities (Continued)

CarFinance Capital Auto Trust, Series
2015-1A, Cl. A, 1.75%, 6/15/21[3]	$97,691	$97,769

CarMax Auto Owner Trust:
Series 2013-2, Cl. D, 2.06%, 11/15/19	30,000	29,994
Series 2015-2, Cl. D, 3.04%, 11/15/21	115,000	115,178
Series 2015-3, Cl. D, 3.27%, 3/15/22	330,000	332,660
Series 2016-1, Cl. D, 3.11%, 8/15/22	220,000	218,441
Series 2016-3, Cl. D, 2.94%, 1/17/23	125,000	122,640
Series 2016-4, Cl. D, 2.91%, 4/17/23	275,000	269,033

Chase Issuance Trust:
Series 2007-A3, Cl. A3, 5.23%, 4/15/19	105,000	105,489
Series 2014-A1, Cl. A1, 1.15%, 1/15/19	595,000	595,007
Series 2014-A6, Cl. A6, 1.26%, 7/15/19	480,000	480,326
Series 2014-A7, Cl. A7, 1.38%, 11/15/19	595,000	595,579
Series 2016-A6, Cl. A6, 1.10%, 1/15/20	605,000	603,629

CPS Auto Receivables Trust:
Series 2014-A, Cl. A, 1.21%, 8/15/18[3]	17,508	17,500
Series 2014-C, Cl. A, 1.31%, 2/15/19[3]	59,912	59,897

CPS Auto Trust, Series 2012-C, Cl. A, 1.82%, 12/16/19[3]	12,147	12,149

Credit Acceptance Auto Loan Trust:
Series 2014-1A, Cl. B, 2.29%, 4/15/22[3]	270,000	270,734
Series 2014-2A, Cl. B, 2.67%, 9/15/22[3]	195,000	195,820

Discover Card Execution Note Trust,
Series 2014-A5, Cl. A, 1.39%, 4/15/20	585,000	585,914

Drive Auto Receivables Trust:
Series 2015-BA, Cl. C, 2.76%, 7/15/21[3]	345,000	347,254
Series 2015-DA, Cl. D, 4.59%, 1/17/23[3]	55,000	56,487
Series 2016-BA, Cl. C, 3.19%, 7/15/22[3]	170,000	171,334
Series 2016-CA, Cl. D, 4.18%, 3/15/24[3]	170,000	168,792

DT Auto Owner Trust:
Series 2013-2A, Cl. D, 4.18%, 6/15/20[3]	341,179	344,167
Series 2014-2A, Cl. D, 3.68%, 4/15/21[3]	615,000	621,036
Series 2014-3A, Cl. D, 4.47%, 11/15/21[3]	425,000	433,513
Series 2015-1A, Cl. C, 2.87%, 11/16/20[3]	203,411	204,099
Series 2016-1A, Cl. B, 2.79%, 5/15/20[3]	290,000	291,784
Series 2016-4A, Cl. B, 2.02%, 8/17/20[3]	255,000	254,098

Element Rail Leasing I LLC, Series 2014-1A, Cl. A1, 2.299%, 4/19/44[3]	250,983	244,360

Evergreen Credit Card Trust, Series 2016-3, Cl. A, 1.204%, 11/16/20[3,4]	480,000	480,406

Exeter Automobile Receivables Trust:
Series 2014-1A, Cl. B, 2.42%, 1/15/19[3]	74,586	74,651
Series 2014-1A, Cl. C, 3.57%, 7/15/19[3]	280,000	281,842
Series 2014-2A, Cl. C, 3.26%, 12/16/19[3]	135,000	135,779

First Investors Auto Owner Trust:
Series 2013-3A, Cl. B, 2.32%, 10/15/19[3]	465,000	465,863
Series 2013-3A, Cl. D, 3.67%, 5/15/20[3]	165,000	166,183

Flagship Credit Auto Trust:
Series 2014-1, Cl. A, 1.21%, 4/15/19[3]	13,777	13,773
Series 2014-2, Cl. A, 1.43%, 12/16/19[3]	74,255	74,251
Series 2016-4, Cl. A1, 1.47%, 3/16/20[3]	298,498	298,261

Ford Credit Floorplan Master Owner Trust A, Series 2016-3, Cl. A1, 1.55%, 7/15/21	395,000	390,994

FRS I LLC, Series 2013-1A, Cl. A1, 1.80%, 4/15/43[3]	30,895	30,267

GM Financial Automobile Leasing Trust, Series 2015-1, Cl. D, 3.01%, 3/20/20	280,000	283,309

8        OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

	Principal Amount	Value

Asset-Backed Securities (Continued)

Navistar Financial Dealer Note Master Owner Trust II:
Series 2015-1, Cl. B, 2.456%, 6/25/20[3,4]	$70,000	$70,063
Series 2015-1, Cl. D, 3.906%, 6/25/20[3,4]	30,000	30,042
Series 2016-1, Cl. D, 4.056%, 9/27/21[3,4]	80,000	80,526

Santander Drive Auto Receivables Trust:
Series 2013-A, Cl. E, 4.71%, 1/15/21[3]	325,000	333,329
Series 2014-2, Cl. D, 2.76%, 2/18/20	200,000	202,448
Series 2016-2, Cl. D, 3.39%, 4/15/22	115,000	115,915

SNAAC Auto Receivables Trust,
Series 2014-1A, Cl. D, 2.88%, 1/15/20[3]	165,000	164,288

Synchrony Credit Card Master Note Trust,
Series 2012-6, Cl. A, 1.36%, 8/17/20	165,000	165,108

TCF Auto Receivables Owner Trust:
Series 2014-1A, Cl. C, 3.12%, 4/15/21[3]	115,000	115,061
Series 2015-1A, Cl. D, 3.53%, 3/15/22[3]	190,000	190,377

Trip Rail Master Funding LLC,
Series 2014-1A, Cl. A1, 2.863%, 4/15/44[3]	121,421	118,556

United Auto Credit Securitization Trust,
Series 2015-1, Cl. D, 2.92%, 6/17/19[3]	260,000	260,770

Westlake Automobile Receivables Trust:
Series 2014-2A, Cl. D, 2.86%, 7/15/21[3]	195,000	195,943
Series 2015-1A, Cl. C, 2.29%, 11/16/20[3]	205,000	205,579
Series 2015-2A, Cl. C, 2.45%, 1/15/21[3]	250,000	251,717

World Financial Network Credit Card Master Trust:
Series 2014-C, Cl. A, 1.60%, 8/16/21	300,000	300,464
Series 2015-C, Cl. A, 1.26%, 3/15/21	220,000	220,145
Series 2016-B, Cl. A, 1.44%, 6/15/22	220,000	219,296

Total Asset-Backed Securities (Cost $20,825,130)		20,870,179

Mortgage-Backed Obligations—28.1%

Government Agency—19.5%

FHLMC/FNMA/FHLB/Sponsored—16.6%

Federal Home Loan Mortgage Corp. Gold Pool:
4.50%, 10/1/18	13,894	14,260
5.00%, 12/1/34	2,699	2,952
5.50%, 9/1/39	374,492	416,061
6.50%, 4/1/18-4/1/34	27,027	30,462
7.00%, 10/1/31-10/1/37	113,399	129,001
9.00%, 8/1/22-5/1/25	2,089	2,269

Federal Home Loan Mortgage Corp., Interest-Only Stripped Mtg.-Backed Security:
Series 183,Cl. IO, 44.692%, 4/1/27[5]	62,957	14,324
Series 192,Cl. IO, 95.567%, 2/1/28[5]	18,708	4,491
Series 243,Cl. 6, 3.673%, 12/15/32[5]	52,328	9,686

Federal Home Loan Mortgage Corp.,
Mtg.-Linked Amortizing Global Debt
Securities, Series 2012-1, Cl. A10, 2.06%, 1/15/22	196,117	197,952

Federal Home Loan Mortgage Corp.,
Principal-Only Stripped Mtg.-Backed
Security, Series 176, Cl. PO, 4.198%, 6/1/26[6]	20,803	18,950

Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates:
Series 2426,Cl. BG, 6.00%, 3/15/17	2,481	2,506
Series 2427,Cl. ZM, 6.50%, 3/15/32	110,008	123,741
Series 2461,Cl. PZ, 6.50%, 6/15/32	45,574	53,165
Series 2564,Cl. MP, 5.00%, 2/15/18	40,460	41,118
Series 2585,Cl. HJ, 4.50%, 3/15/18	20,835	21,367
Series 2626,Cl. TB, 5.00%, 6/15/33	90,332	96,390
Series 2635,Cl. AG, 3.50%, 5/15/32	38,781	39,956
Series 2707,Cl. QE, 4.50%, 11/15/18	154,343	157,741

	Principal Amount	Value

FHLMC/FNMA/FHLB/Sponsored (Continued)

Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates: (Continued)
Series 2770,Cl. TW, 4.50%, 3/15/19	$7,024	$7,239
Series 3010,Cl. WB, 4.50%, 7/15/20	22,499	23,194
Series 3025,Cl. SJ, 22.169%, 8/15/35[4]	16,980	25,403
Series 3030,Cl. FL, 1.104%, 9/15/35[4]	90,115	89,710
Series 3741,Cl. PA, 2.15%, 2/15/35	179,346	180,509
Series 3815,Cl. BD, 3.00%, 10/15/20	4,982	5,039
Series 3822,Cl. JA, 5.00%, 6/15/40	52,702	55,159
Series 3840,Cl. CA, 2.00%, 9/15/18	3,759	3,773
Series 3848,Cl. WL, 4.00%, 4/15/40	107,637	111,616
Series 3857,Cl. GL, 3.00%, 5/15/40	6,358	6,504
Series 4221,Cl. HJ, 1.50%, 7/15/23	639,214	635,608

Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security:
Series 2130,Cl. SC, 70.907%, 3/15/29[5]	55,414	10,015
Series 2796,Cl. SD, 59.87%, 7/15/26[5]	89,600	13,793
Series 2920,Cl. S, 18.421%, 1/15/35[5]	459,941	74,302
Series 2922,Cl. SE, 23.67%, 2/15/35[5]	28,032	4,335
Series 2981,Cl. AS, 11.50%, 5/15/35[5]	253,772	42,490
Series 3397,Cl. GS, 0.00%, 12/15/37[5,7]	27,999	4,868
Series 3424,Cl. EI, 0.00%, 4/15/38[5,7]	15,252	1,717
Series 3450,Cl. BI, 21.117%, 5/15/38[5]	84,928	12,172
Series 3606,Cl. SN, 24.05%, 12/15/39[5]	44,286	7,000

Federal National Mortgage Assn.:
2.50%, 1/1/32[8]	2,525,000	2,527,975
3.00%, 1/1/32[8]	5,430,000	5,570,518
3.50%, 1/1/47[8]	7,455,000	7,636,739
4.00%, 1/15/47[8]	8,815,000	9,263,491
4.50%, 1/1/47[8]	2,880,000	3,097,026
5.00%, 1/1/47[8]	2,685,000	2,924,653

Federal National Mortgage Assn. Pool:
5.00%, 3/1/21	7,000	7,194
5.50%, 9/1/20	2,238	2,345
6.00%, 11/1/17-3/1/37	169,123	191,534
6.50%, 5/1/17-10/1/19	3,855	3,875
7.00%, 11/1/17-10/1/35	8,701	9,106
7.50%, 1/1/33	65,264	78,444
8.50%, 7/1/32	4,258	4,623

Federal National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Series 222,Cl. 2, 99.999%, 6/25/23[5]	137,237	20,556
Series 233,Cl. 2, 99.999%, 8/25/23[5]	93,457	16,939
Series 252,Cl. 2, 99.999%, 11/25/23[5]	125,944	21,653
Series 319,Cl. 2, 0.00%, 2/25/32[5,7]	29,529	7,157
Series 320,Cl. 2, 27.804%, 4/25/32[5]	10,262	2,974
Series 321,Cl. 2, 0.00%, 4/25/32[5,7]	102,491	24,163
Series 331,Cl. 9, 22.188%, 2/25/33[5]	121,875	26,003
Series 334,Cl. 17, 10.754%, 2/25/33[5]	67,513	13,930
Series 339,Cl. 12, 0.00%, 6/25/33[5,7]	91,608	18,938
Series 339,Cl. 7, 0.00%, 11/25/33[5,7]	259,782	52,475
Series 343,Cl. 13, 0.00%, 9/25/33[5,7]	95,156	18,992
Series 345,Cl. 9, 0.00%, 1/25/34[5,7]	87,080	16,718
Series 351,Cl. 10, 0.00%, 4/25/34[5,7]	11,771	2,418
Series 351,Cl. 8, 0.00%, 4/25/34[5,7]	40,979	8,408
Series 356,Cl. 10, 0.00%, 6/25/35[5,7]	28,738	5,817
Series 356,Cl. 12, 0.00%, 2/25/35[5,7]	15,249	3,453
Series 362,Cl. 13, 0.00%, 8/25/35[5,7]	110,966	22,980
Series 364,Cl. 16, 0.00%, 9/25/35[5,7]	78,985	15,399

Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass
Pass-Through Certificates:
Series 1998-61,Cl. PL, 6.00%, 11/25/28	48,985	55,594
Series 2003-100,Cl. PA, 5.00%, 10/25/18	100,168	102,423
Series 2003-130,Cl. CS, 12.588%, 12/25/33[4]	8,867	9,823
Series 2003-84,Cl. GE, 4.50%, 9/25/18	7,611	7,811

9        OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

STATEMENT OF INVESTMENTS Continued

	Principal Amount	Value

FHLMC/FNMA/FHLB/Sponsored (Continued)

Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass
Pass-Through Certificates: (Continued)
Series 2004-101,Cl. BG, 5.00%, 1/25/20	$1,783	$1,786
Series 2004-25,Cl. PC, 5.50%, 1/25/34	87,113	89,870
Series 2005-104,Cl. MC, 5.50%, 12/25/25	206,626	224,358
Series 2005-31,Cl. PB, 5.50%, 4/25/35	250,000	282,596
Series 2005-73,Cl. DF, 1.006%, 8/25/35[4]	161,539	162,225
Series 2006-11,Cl. PS, 21.794%, 3/25/36[4]	62,618	93,203
Series 2006-46,Cl. SW, 21.427%, 6/25/36[4]	45,527	61,253
Series 2006-50,Cl. KS, 21.428%, 6/25/36[4]	9,385	13,731
Series 2008-75,Cl. DB, 4.50%, 9/25/23	32,146	32,786
Series 2009-113,Cl. DB, 3.00%, 12/25/20	113,625	115,063
Series 2009-36,Cl. FA, 1.696%, 6/25/37[4]	65,431	66,923
Series 2009-37,Cl. HA, 4.00%, 4/25/19	27,283	27,662
Series 2009-70,Cl. TL, 4.00%, 8/25/19	304,236	308,186
Series 2010-43,Cl. KG, 3.00%, 1/25/21	62,160	63,143
Series 2011-15,Cl. DA, 4.00%, 3/25/41	28,545	29,427
Series 2011-3,Cl. EL, 3.00%, 5/25/20	185,734	188,046
Series 2011-3,Cl. KA, 5.00%, 4/25/40	147,761	159,065
Series 2011-38,Cl. AH, 2.75%, 5/25/20	4,051	4,089
Series 2011-82,Cl. AD, 4.00%, 8/25/26	133,379	136,170

Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security:
Series 2001-65,Cl. S, 7.946%, 11/25/31[5]	115,825	22,638
Series 2001-81,Cl. S, 10.827%, 1/25/32[5]	30,217	8,549
Series 2002-47,Cl. NS, 5.349%, 4/25/32[5]	77,854	18,940
Series 2002-51,Cl. S, 5.475%, 8/25/32[5]	71,488	13,679
Series 2002-52,Cl. SD, 30.059%, 9/25/32[5]	110,216	22,313
Series 2002-77,Cl. SH, 24.093%, 12/18/32[5]	42,876	8,990
Series 2002-84,Cl. SA, 6.409%, 12/25/32[5]	109,294	22,108
Series 2002-9,Cl. MS, 7.986%, 3/25/32[5]	30,931	6,346
Series 2003-33,Cl. SP, 12.776%, 5/25/33[5]	120,221	24,257
Series 2003-4,Cl. S, 2.828%, 2/25/33[5]	64,795	14,510
Series 2003-46,Cl. IH, 0.00%, 6/25/23[5,7]	215,327	25,875
Series 2004-54,Cl. DS, 63.309%, 11/25/30[5]	89,503	16,027
Series 2004-56,Cl. SE, 10.246%, 10/25/33[5]	22,719	5,037
Series 2005-12,Cl. SC, 31.957%, 3/25/35[5]	13,154	2,055
Series 2005-14,Cl. SE, 25.943%, 3/25/35[5]	43,940	6,819
Series 2005-40,Cl. SA, 36.661%, 5/25/35[5]	237,341	42,604
Series 2005-52,Cl. JH, 40.584%, 5/25/35[5]	622,040	96,550
Series 2005-93,Cl. SI, 5.344%, 10/25/35[5]	51,024	9,097
Series 2007-88,Cl. XI, 0.00%, 6/25/37[5,7]	132,556	22,841

	Principal Amount	Value

FHLMC/FNMA/FHLB/Sponsored (Continued)

Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security: (Continued)
Series 2008-55,Cl. SA, 0.00%, 7/25/38[5,7]	$59,953	$6,477
Series 2009-8,Cl. BS, 7.807%, 2/25/24[5]	4,522	133
Series 2011-96,Cl. SA, 14.27%, 10/25/41[5]	128,925	22,764
Series 2012-134,Cl. SA, 9.234%, 12/25/42[5]	495,383	103,342
Series 2012-40,Cl. PI, 0.00%, 4/25/41[5,7]	279,280	37,461

Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Principal-Only Stripped Mtg.-Backed Security, Series 1993-184, Cl. M, 5.343%, 9/25/23[6]	49,858	46,312

		37,148,291

GNMA/Guaranteed—2.9%

Government National Mortgage Assn. I Pool:
7.00%, 1/15/24	16,679	17,097
7.50%, 1/15/23-6/15/24	23,348	24,649
8.00%, 5/15/17-4/15/23	15,957	17,328
8.50%, 8/15/17-12/15/17	263	263

Government National Mortgage Assn. II Pool:
3.50%, 1/21/47[8]	4,180,000	4,342,511
4.00%, 1/1/47[8]	1,965,000	2,085,804

Government National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Series 2002-15,Cl. SM, 99.999%, 2/16/32[5]	139,269	19,663
Series 2002-76,Cl. SY, 12.18%, 12/16/26[5]	270,928	42,843
Series 2007-17,Cl. AI, 54.719%, 4/16/37[5]	349,107	61,175
Series 2011-52,Cl. HS, 32.556%, 4/16/41[5]	170,245	27,904

		6,639,237

Non-Agency—8.6%

Commercial—5.7%

Banc of America Funding Trust, Series 2014-R7, Cl. 3A1, 3.003%, 3/26/36[4]	218,740	219,117

BCAP LLC Trust, Series 2011-R11, Cl. 18A5, 2.69%, 9/26/35[3,4]	130,174	130,097

CD Commercial Mortgage Trust, Series 2016-CD2, Cl. AM, 3.668%, 11/10/49[4]	155,000	158,974

Chase Mortgage Finance Trust, Series 2005-A2, Cl. 1A3, 2.966%, 1/25/36[4]	158,749	150,229

COMM Mortgage Trust:
Series 2013-CR6,Cl. AM, 3.147%, 3/10/46[3]	255,000	254,997
Series 2013-CR7,Cl. D, 4.354%, 3/10/46[3,4]	445,000	405,092
Series 2014-CR21,Cl. AM, 3.987%, 12/10/47	865,000	895,720
Series 2014-LC15,Cl. AM, 4.198%, 4/10/47	95,000	99,902
Series 2014-UBS6,Cl. AM, 4.048%, 12/10/47	495,000	507,536
Series 2015-CR23,Cl. AM, 3.801%, 5/10/48	280,000	285,599

COMM Mortgage Trust, Interest-Only Stripped Mtg.-Backed Security, Series 2012-CR5, Cl. XA, 0.00%, 12/10/45[5,7]	393,738	26,353

CSMC, Series 2006-6, Cl. 1A4, 6%, 7/25/36	163,746	122,837

Deutsche Bank Commercial Mortgage Trust, Series 2016-C1, Cl. AM, 3.539%, 5/10/49	155,000	156,477

10        OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

	Principal Amount	Value

Commercial (Continued)

First Horizon Alternative Mortgage Securities Trust:
Series 2004-FA2,Cl. 3A1, 6.00%, 1/25/35	$86,159	$79,261
Series 2005-FA8,Cl. 1A6, 1.406%, 11/25/35[4]	103,750	69,797

FREMF Mortgage Trust:
Series 2013-K25,Cl. C, 3.743%, 11/25/45[3,4]	60,000	57,662
Series 2013-K26,Cl. C, 3.599%, 12/25/45[3,4]	40,000	37,962
Series 2013-K27,Cl. C, 3.616%, 1/25/46[3,4]	110,000	105,161
Series 2013-K28,Cl. C, 3.494%, 6/25/46[3,4]	450,000	426,581
Series 2013-K502,Cl. C, 3.077%, 3/25/45[3,4]	220,000	220,360
Series 2013-K712,Cl. C, 3.365%, 5/25/45[3,4]	70,000	70,071
Series 2013-K713,Cl. C, 3.165%, 4/25/46[3,4]	145,000	142,342
Series 2014-K715,Cl. C, 4.126%, 2/25/46[3,4]	35,000	34,548

GSMSC Pass-Through Trust, Series 2009-3R, Cl. 1A2, 6%, 4/25/37[3,4]	383,140	362,402

GSR Mortgage Loan Trust, Series 2005- AR4, Cl. 6A1, 3.209%, 7/25/35[4]	33,291	32,836

JP Morgan Chase Commercial Mortgage Securities Trust:
Series 2013-C10,Cl. AS, 3.372%, 12/15/47	325,000	329,944
Series 2013-C16,Cl. AS, 4.517%, 12/15/46	330,000	355,671
Series 2013-LC11,Cl. AS, 3.216%, 4/15/46	40,000	40,175
Series 2014-C20,Cl. AS, 4.043%, 7/15/47	225,000	235,061

JP Morgan Mortgage Trust, Series 2007-A1, Cl. 5A1, 3.178%, 7/25/35[4]	138,947	139,281

JP Morgan Resecuritization Trust, Series 2009-5, Cl. 1A2, 3.08%, 7/26/36[3,4]	206,871	187,434

JPMBB Commercial Mortgage Securities Trust:
Series 2014-C19,Cl. AS, 4.243%, 4/15/47[4]	140,000	148,313
Series 2014-C25,Cl. AS, 4.065%, 11/15/47	385,000	402,918
Series 2014-C26,Cl. AS, 3.80%, 1/15/48	190,000	195,371

JPMDB Commercial Mortgage Securities Trust, Series 2016-C4, Cl. AS, 3.385%, 12/15/49	240,000	239,035

MASTR Adjustable Rate Mortgages Trust, Series 2004-13, Cl. 2A2, 3.034%, 4/21/34[4]	52,463	53,222

Morgan Stanley Bank of America Merrill Lynch Trust:
Series 2013-C9,Cl. AS, 3.456%, 5/15/46	240,000	242,818
Series 2014-C19,Cl. AS, 3.832%, 12/15/47	720,000	738,515
Series 2016-C30,Cl. AS, 3.175%, 9/15/49	405,000	391,755

Morgan Stanley Re-Remic Trust, Series 2012-R3, Cl. 1B, 2.615%, 11/26/36[3,4]	249,329	191,312

Morgan Stanley Resecuritization Trust, Series 2013-R9, Cl. 3A, 2.756%, 6/26/46[3,4]	387,494	387,179

RBSSP Resecuritization Trust, Series 2010-1, Cl. 2A1, 2.625%, 7/26/45[3,4]	28,921	28,938

Structured Adjustable Rate Mortgage Loan Trust, Series 2004-10, Cl. 2A, 3.032%, 8/25/34[4]	241,927	242,289

	Principal Amount	Value

Commercial (Continued)

Structured Agency Credit Risk Debt Nts.:
Series 2013-DN1,Cl. M1, 4.156%, 7/25/23[4]	$228,597	$232,100
Series 2014-DN1,Cl. M1, 1.756%, 2/25/24[4]	17,372	17,379
Series 2014-HQ2,Cl. M1, 2.206%, 9/25/24[4]	50,026	50,211
Series 2015-DNA3,Cl. M1, 2.106%, 4/25/28[4]	16,036	16,044
Series 2015-HQA2,Cl. M2, 3.556%, 5/25/28[4]	10,000	10,268
Series 2016-DNA2,Cl. M1, 2.006%, 10/25/28[4]	280,242	280,613
Series 2016-DNA3,Cl. M1, 1.856%, 12/25/28[4]	281,442	282,111
Series 2016-DNA4,Cl. M1, 1.556%, 3/25/29[4]	195,780	195,744
Series 2016-HQA2,Cl. M1, 1.956%, 11/25/28[4]	192,155	192,384
Series 2016-HQA3,Cl. M1, 1.556%, 3/25/29[4]	235,611	235,893
Series 2016-HQA4,Cl. M1, 1.556%, 4/25/29[4]	380,028	379,572

Wells Fargo Commercial Mortgage Trust: Series 2015-C29,Cl. AS, 4.013%, 6/15/48[4]	165,000	169,490
Series 2016-C37,Cl. AS, 4.018%, 12/15/49	390,000	402,855

WF-RBS Commercial Mortgage Trust:
Series 2012-C7,Cl. E, 4.835%, 6/15/45[3,4]	80,000	75,364
Series 2013-C14,Cl. AS, 3.488%, 6/15/46	155,000	158,046
Series 2014-C20,Cl. AS, 4.176%, 5/15/47	150,000	158,160
Series 2014-LC14,Cl. AS, 4.351%, 3/15/47[4]	160,000	170,038

WF-RBS Commercial Mortgage Trust, Interest-Only Commercial Mtg. Pass- Through Certificates, Series 2011-C3, Cl. XA, 0.00%, 3/15/44[3,5,7]	2,657,822	114,090

		12,741,506

Residential—2.9%

Alternative Loan Trust, Series 2005- 29CB, Cl. A4, 5%, 7/25/35	285,764	250,900

Banc of America Funding Trust: Series 2007-1,Cl. 1A3, 6.00%, 1/25/37	65,501	58,458
Series 2007-C,Cl. 1A4, 3.096%, 5/20/36[4]	28,838	26,085

Banc of America Mortgage Trust, Series 2004-E, Cl. 2A6, 3.342%, 6/25/34[4]	82,952	82,153

Bear Stearns ARM Trust:
Series 2005-2,Cl. A1, 2.92%, 3/25/35[4]	239,436	241,188
Series 2005-9,Cl. A1, 2.83%, 10/25/35[4]	630,956	611,211
Series 2006-1,Cl. A1, 2.91%, 2/25/36[4]	242,423	241,068

Carrington Mortgage Loan Trust, Series 2006-FRE1, Cl. A2, 0.866%, 7/25/36[4]	2,740	2,740

CHL Mortgage Pass-Through Trust:
Series 2005-26,Cl. 1A8, 5.50%, 11/25/35	84,514	78,673
Series 2006-6,Cl. A3, 6.00%, 4/25/36	46,113	41,272

Citigroup Mortgage Loan Trust, Inc.,
Series 2006-AR1, Cl. 1A1, 2.87%, 10/25/35[4]	533,478	532,534

Connecticut Avenue Securities:
Series 2014-C01,Cl. M1, 2.356%, 1/25/24[4]	29,292	29,452

11        OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

STATEMENT OF INVESTMENTS Continued

	Principal Amount	Value

Residential (Continued)

Connecticut Avenue Securities: (Continued)
Series 2014-C02,Cl. 2M1, 1.706%, 5/25/24[4]	$107,264	$107,426
Series 2014-C03,Cl. 1M1, 1.956%, 7/25/24[4]	343,382	344,312
Series 2014-C03,Cl. 2M1, 1.956%, 7/25/24[4]	158,877	159,053
Series 2014-C04,Cl. 2M1, 2.856%, 11/25/24[4]	2,808	2,809
Series 2015-C02,Cl. 1M1, 1.906%, 5/25/25[4]	13,346	13,348
Series 2015-C03,Cl. 1M1, 2.256%, 7/25/25[4]	100,821	101,016
Series 2015-C03,Cl. 2M1, 2.256%, 7/25/25[4]	29,289	29,350
Series 2016-C02,Cl. 1M1, 2.906%, 9/25/28[4]	18,942	19,143
Series 2016-C03,Cl. 1M1, 2.756%, 10/25/28[4]	9,647	9,780
Series 2016-C03,Cl. 2M1, 2.956%, 10/25/28[4]	9,508	9,608
Series 2016-C06,Cl. 1M1, 2.056%, 4/25/29[4]	351,640	352,464
Series 2016-C07,Cl. 2M1, 2.056%, 4/25/29[4]	203,693	203,948

HomeBanc Mortgage Trust, Series 2005-3, Cl. A2, 1.066%, 7/25/35[4]	40,478	39,876

RALI Trust, Series 2006-QS13, Cl. 1A8, 6%, 9/25/36	11,106	9,083

WaMu Mortgage Pass-Through Certificates Trust:
Series 2003-AR10,Cl. A7, 2.825%, 10/25/33[4]	122,402	124,989
Series 2005-AR14,Cl. 1A4, 2.792%, 12/25/35[4]	125,339	121,380
Series 2005-AR16,Cl. 1A1, 2.85%, 12/25/35[4]	114,413	107,776

Wells Fargo Mortgage-Backed Securities Trust:
Series 2005-AR1,Cl. 1A1, 2.807%, 2/25/35[4]	24,840	25,233
Series 2005-AR10,Cl. 1A1, 3.022%, 6/25/35[4]	475,103	494,224
Series 2005-AR13,Cl. 1A5, 3.058%, 5/25/35[4]	85,087	85,334
Series 2005-AR15,Cl. 1A2, 2.983%, 9/25/35[4]	167,729	163,231
Series 2005-AR15,Cl. 1A6, 2.983%, 9/25/35[4]	326,957	310,974
Series 2005-AR4,Cl. 2A2, 3.067%, 4/25/35[4]	324,691	325,045
Series 2006-AR10,Cl. 1A1, 3.027%, 7/25/36[4]	57,639	55,500
Series 2006-AR10,Cl. 5A5, 3.08%, 7/25/36[4]	234,066	230,706
Series 2006-AR14,Cl. 1A2, 3.062%, 10/25/36[4]	55,551	52,026
Series 2006-AR2,Cl. 2A3, 3.003%, 3/25/36[4]	29,453	28,967
Series 2006-AR7,Cl. 2A4, 3.089%, 5/25/36[4]	170,315	162,524
Series 2006-AR8,Cl. 2A1, 3.083%, 4/25/36[4]	186,588	184,049
Series 2006-AR8,Cl. 2A4, 3.083%, 4/25/36[4]	111,350	109,836
Series 2007-16,Cl. 1A1, 6.00%, 12/28/37	60,196	62,578

	Principal Amount	Value

Residential (Continued)

Wells Fargo Mortgage-Backed Securities Trust: (Continued)
Series 2007-AR8,Cl. A1, 3.15%, 11/25/37[4]	$386,191	$346,435

		6,587,757

Total Mortgage-Backed Obligations (Cost $63,246,473)		63,116,791

U.S. Government Obligations—0.6%

Federal Home Loan Bank Nts., 1.375%, 11/15/19	75,000	74,695

Federal National Mortgage Assn. Nts.:
1.00%, 10/24/19	117,000	115,371
1.875%, 9/24/26	536,000	492,392

United States Treasury Nts., 1.50%, 5/31/19[9,10]	552,000	554,444

Total U.S. Government Obligations (Cost $1,278,033)		1,236,902

Non-Convertible Corporate Bonds and Notes—30.6%

Consumer Discretionary—5.3%

Auto Components—0.1%

BorgWarner, Inc., 4.375% Sr. Unsec. Nts., 3/15/45	128,000	123,277

Automobiles—1.4%

Daimler Finance North America LLC, 8.50% Sr. Unsec. Unsub. Nts., 1/18/31	185,000	278,553

Ford Motor Credit Co. LLC, 3.664% Sr. Unsec. Nts., 9/8/24	807,000	787,787

General Motors Co., 6.25% Sr. Unsec. Nts., 10/2/43	322,000	356,573

General Motors Financial Co., Inc., 3% Sr. Unsec. Nts., 9/25/17	401,000	404,896

Harley-Davidson, Inc., 4.625% Sr. Unsec. Nts., 7/28/45	107,000	105,738

Hyundai Capital America, 2.40% Sr. Unsec. Nts., 10/30/18[3]	392,000	393,664

Nissan Motor Acceptance Corp.:
1.55% Sr. Unsec. Nts., 9/13/19[3]	91,000	89,621
2.00% Sr. Unsec. Nts., 3/8/19[3]	279,000	278,368

ZF North America Capital, Inc., 4.75% Sr. Unsec. Nts., 4/29/25[3]	363,000	370,714

		3,065,914

Diversified Consumer Services—0.2%

Service Corp. International, 5.375% Sr. Unsec. Nts., 5/15/24	350,000	366,625

Hotels, Restaurants & Leisure—0.3%

Marriott International, Inc.:
3.25% Sr. Unsec. Nts., 9/15/22	158,000	159,351
6.375% Sr. Unsec. Nts., 6/15/17	354,000	361,717

McDonald’s Corp., 2.75% Sr. Unsec. Nts., 12/9/20	173,000	175,717

		696,785

Household Durables—0.8%

Lennar Corp., 4.75% Sr. Unsec. Nts., 5/30/25	373,000	365,540

Newell Brands, Inc.:
5.00% Sr. Unsec. Nts., 11/15/23	391,000	419,396
5.50% Sr. Unsec. Nts., 4/1/46	91,000	104,512

PulteGroup, Inc., 5% Sr. Unsec. Nts., 1/15/27	384,000	366,240

Toll Brothers Finance Corp., 4.375% Sr. Unsec. Nts., 4/15/23	410,000	410,512

Whirlpool Corp.: 1.35% Sr. Unsec. Nts., 3/1/17	123,000	123,028

12        OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

	Principal Amount	Value

Household Durables (Continued)

Whirlpool Corp.: (Continued) 1.65% Sr. Unsec. Nts., 11/1/17	$105,000	$105,166

		1,894,394

Leisure Equipment & Products—0.2%

Mattel, Inc., 1.70% Sr. Unsec. Nts., 3/15/18	433,000	432,099

Media—1.3%

21st Century Fox America, Inc., 4.75% Sr. Unsec. Nts., 11/15/46[3]	148,000	148,737

Charter Communications Operating LLC/Charter Communications Operating Capital:
4.464% Sr. Sec. Nts., 7/23/22	165,000	172,460
6.484% Sr. Sec. Nts., 10/23/45	237,000	274,471

Comcast Cable Communications Holdings, Inc., 9.455% Sr. Unsec. Nts., 11/15/22	211,000	285,502

Comcast Corp., 2.35% Sr. Unsec. Nts., 1/15/27	170,000	157,077

Historic TW, Inc., 9.15% Debs., 2/1/23	118,000	151,355

Interpublic Group of Cos., Inc. (The), 4.20% Sr. Unsec. Nts., 4/15/24	123,000	126,435

Sky plc:
3.75% Sr. Unsec. Nts., 9/16/24[3]	167,000	167,605
6.10% Sr. Unsec. Nts., 2/15/18[3]	125,000	130,443

Thomson Reuters Corp., 1.65% Sr. Unsec. Nts., 9/29/17	416,000	416,524

Time Warner Cable LLC, 4.50% Sr. Unsec. Unsub. Nts., 9/15/42	145,000	131,561

Time Warner, Inc., 2.95% Sr. Unsec. Nts., 7/15/26	180,000	167,766

Viacom, Inc.:
2.25% Sr. Unsec. Nts., 2/4/22	75,000	70,493
3.45% Sr. Unsec. Nts., 10/4/26	90,000	83,223
4.375% Sr. Unsec. Nts., 3/15/43	114,000	90,969

Virgin Media Secured Finance plc, 5.25% Sr. Sec. Nts., 1/15/26[3]	246,000	243,848

		2,818,469

Multiline Retail—0.1%

Dollar Tree, Inc., 5.75% Sr. Sec. Nts., 3/1/23	300,000	319,146

Specialty Retail—0.6%

AutoZone, Inc.:
1.30% Sr. Unsec. Nts., 1/13/17	63,000	63,002
1.625% Sr. Unsec. Nts., 4/21/19	68,000	67,400

Best Buy Co., Inc., 5.50% Sr. Unsec. Nts., 3/15/21	223,000	245,073

L Brands, Inc., 5.625% Sr. Unsec. Nts., 2/15/22	128,000	136,800

Lowe’s Cos., Inc., 3.70% Sr. Unsec. Nts., 4/15/46	163,000	152,220

Ross Stores, Inc., 3.375% Sr. Unsec. Nts., 9/15/24	225,000	226,670

Sally Holdings LLC/Sally Capital, Inc.,
5.625% Sr. Unsec. Nts., 12/1/25	350,000	365,750

Signet UK Finance plc, 4.70% Sr. Unsec. Nts., 6/15/24	119,000	114,089

		1,371,004

Textiles, Apparel & Luxury Goods—0.3%

Hanesbrands, Inc., 4.875% Sr. Unsec. Nts., 5/15/26[3]	256,000	251,520

Levi Strauss & Co., 5% Sr. Unsec. Nts., 5/1/25	322,000	323,610

PVH Corp., 4.50% Sr. Unsec. Unsub. Nts., 12/15/22	163,000	166,260

		741,390

	Principal Amount	Value

Consumer Staples—3.7%

Beverages—1.1%

Anheuser-Busch InBev Finance, Inc.:
1.90% Sr. Unsec. Nts., 2/1/19	$448,000	$448,770
3.65% Sr. Unsec. Nts., 2/1/26	57,000	57,885
4.90% Sr. Unsec. Nts., 2/1/46	86,000	92,706

Anheuser-Busch InBev Worldwide, Inc., 8.20% Sr. Unsec. Unsub. Nts., 1/15/39	262,000	394,630

Constellation Brands, Inc., 4.75% Sr. Unsec. Nts., 11/15/24	355,000	378,608

Molson Coors Brewing Co.:
2.10% Sr. Unsec. Nts., 7/15/21	329,000	320,467
4.20% Sr. Unsec. Nts., 7/15/46	87,000	81,279

Pernod Ricard SA:
2.95% Sr. Unsec. Nts., 1/15/17[3]	423,000	423,231
4.25% Sr. Unsec. Nts., 7/15/22[3]	260,000	272,101

		2,469,677

Food & Staples Retailing—0.9%

CVS Health Corp., 2.875% Sr. Unsec. Nts., 6/1/26	359,000	342,374

Koninklijke Ahold Delhaize NV, 6.50% Sr. Unsec. Nts., 6/15/17	242,000	247,273

Kroger Co. (The):
2.00% Sr. Unsec. Nts., 1/15/19	9,000	9,023
6.40% Sr. Unsec. Nts., 8/15/17	386,000	397,515
6.90% Sr. Unsec. Nts., 4/15/38	109,000	139,589

Walgreens Boots Alliance, Inc.:
1.75% Sr. Unsec. Nts., 5/30/18	260,000	260,310
3.10% Sr. Unsec. Nts., 6/1/23	395,000	392,520

Wal-Mart Stores, Inc., 4.30% Sr. Unsec. Nts., 4/22/44	195,000	205,865

		1,994,469

Food Products—1.3%

Bunge Ltd. Finance Corp.:
3.20% Sr. Unsec. Nts., 6/15/17	140,000	141,066
3.25% Sr. Unsec. Nts., 8/15/26	232,000	222,906
8.50% Sr. Unsec. Nts., 6/15/19	320,000	366,874

Ingredion, Inc., 1.80% Sr. Unsec. Nts., 9/25/17	424,000	424,591

JM Smucker Co. (The), 1.75% Sr. Unsec. Nts., 3/15/18	334,000	334,491

Kraft Heinz Foods Co.:
2.80% Sr. Unsec. Nts., 7/2/20	342,000	345,290
4.375% Sr. Unsec. Nts., 6/1/46	208,000	196,119

Lamb Weston Holdings, Inc., 4.875% Sr. Unsec. Nts., 11/1/26[3]	193,000	191,432

Mondelez International Holdings Netherlands BV, 1.625% Sr. Unsec. Nts., 10/28/19[3]	374,000	366,701

TreeHouse Foods, Inc., 6% Sr. Unsec. Nts., 2/15/24[3]	180,000	189,450

		2,778,920

Tobacco—0.4%

Altria Group, Inc., 3.875% Sr. Unsec. Nts., 9/16/46	230,000	212,721

Imperial Brands Finance plc, 2.05% Sr. Unsec. Nts., 7/20/18[3]	411,000	410,994

Reynolds American, Inc., 5.85% Sr. Unsec. Nts., 8/15/45	290,000	344,040

		967,755

Energy—2.6%

Energy Equipment & Services—0.5%

Halliburton Co., 5% Sr. Unsec. Nts., 11/15/45	102,000	110,839

Helmerich & Payne International Drilling Co., 4.65% Sr. Unsec. Nts., 3/15/25	165,000	170,566

13        OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

STATEMENT OF INVESTMENTS Continued

	Principal Amount	Value

Energy Equipment & Services (Continued)

Schlumberger Holdings Corp.:
1.90% Sr. Unsec. Nts., 12/21/17[3]	$368,000	$369,437
4.00% Sr. Unsec. Nts., 12/21/25[3]	206,000	215,834

Sinopec Group Overseas Development 2014 Ltd., 1.75% Sr. Unsec. Nts., 4/10/17[3]	431,000	430,988

		1,297,664

Oil, Gas & Consumable Fuels—2.1%

Anadarko Petroleum Corp.:
4.50% Sr. Unsec. Nts., 7/15/44	72,000	67,778
6.20% Sr. Unsec. Nts., 3/15/40	68,000	78,007

Apache Corp., 4.75% Sr. Unsec. Nts., 4/15/43	124,000	127,964

Boardwalk Pipelines LP, 4.95% Sr. Unsec. Nts., 12/15/24	188,000	193,115

BP Capital Markets plc, 1.676% Sr. Unsec. Nts., 5/3/19	353,000	350,534

Buckeye Partners LP, 3.95% Sr. Unsec. Nts., 12/1/26	89,000	86,873

Chevron Corp., 1.561% Sr. Unsec. Nts., 5/16/19	379,000	377,645

CNOOC Nexen Finance 2014 ULC, 1.625% Sr. Unsec. Nts., 4/30/17	444,000	443,738

Columbia Pipeline Group, Inc., 4.50% Sr. Unsec. Nts., 6/1/25	179,000	188,138

ConocoPhillips Co.:
4.95% Sr. Unsec. Nts., 3/15/26	47,000	51,914
5.95% Sr. Unsec. Nts., 3/15/46	99,000	122,743

Devon Energy Corp., 4.75% Sr. Unsec. Nts., 5/15/42	115,000	108,836

EnLink Midstream Partners LP, 4.85% Sr. Unsec. Nts., 7/15/26	92,000	92,850

Enterprise Products Operating LLC:
4.85% Sr. Unsec. Nts., 8/15/42	119,000	119,197
4.90% Sr. Unsec. Nts., 5/15/46	42,000	43,197

EQT Midstream Partners LP, 4.125% Sr. Unsec. Nts., 12/1/26	208,000	202,857

Kinder Morgan, Inc., 5.55% Sr. Unsec. Nts., 6/1/45	294,000	309,785

Noble Energy, Inc., 5.05% Sr. Unsec. Nts., 11/15/44	104,000	104,501

ONEOK Partners LP, 4.90% Sr. Unsec. Nts., 3/15/25	166,000	178,134

Phillips 66 Partners LP, 3.605% Sr. Unsec. Nts., 2/15/25	323,000	316,485

Regency Energy Partners LP/Regency Energy Finance Corp., 5% Sr. Unsec. Nts., 10/1/22	255,000	270,270

Shell International Finance BV:
1.375% Sr. Unsec. Nts., 5/10/19	284,000	281,168
4.00% Sr. Unsec. Nts., 5/10/46	140,000	133,935

Tesoro Logistics LP, 5.25% Sr. Unsec. Nts., 1/15/25	63,000	64,575

TransCanada PipeLines Ltd., 1.625% Sr. Unsec. Nts., 11/9/17	349,000	348,767

		4,663,006

Financials—6.9%

Capital Markets—1.5%

Apollo Management Holdings LP, 4% Sr. Unsec. Nts., 5/30/24[3]	290,000	287,478

Bank of New York Mellon Corp. (The), 3% Sub. Nts., 10/30/28	155,000	147,332

Brookfield Asset Management, Inc., 4% Sr. Unsec. Nts., 1/15/25	373,000	366,036

Credit Suisse AG (New York), 3.625% Sr. Unsec. Nts., 9/9/24	221,000	222,428

	Principal Amount	Value

Capital Markets (Continued)

Credit Suisse Group Funding Guernsey Ltd., 4.55% Sr. Unsec. Nts., 4/17/26	$140,000	$145,475

Deutsche Bank AG (London), 6% Sr. Unsec. Nts., 9/1/17	184,000	188,375

E*TRADE Financial Corp., 5.875% Jr. Sub. Perpetual Bonds[4,11]	384,000	382,752

Goldman Sachs Group, Inc. (The):
3.50% Sr. Unsec. Nts., 11/16/26	218,000	213,972
3.75% Sr. Unsec. Nts., 2/25/26	215,000	215,741

Morgan Stanley, 5% Sub. Nts., 11/24/25	335,000	358,050

Raymond James Financial, Inc., 3.625% Sr. Unsec. Nts., 9/15/26	215,000	209,787

S&P Global, Inc., 2.50% Sr. Unsec. Nts., 8/15/18	256,000	258,194

UBS Group Funding Jersey Ltd., 4.125% Sr. Unsec. Nts., 4/15/26[3]	228,000	233,302

		3,228,922

Commercial Banks—3.1%

Bank of America Corp.:
3.248% Sr. Unsec. Nts., 10/21/27	311,000	297,091
7.75% Jr. Sub. Nts., 5/14/38	253,000	348,858

BB&T Corp., 2.05% Sr. Unsec. Nts., 5/10/21	388,000	380,701

BPCE SA:
2.65% Sr. Unsec. Nts., 2/3/21	356,000	355,970
3.375% Sr. Unsec. Nts., 12/2/26	148,000	145,089

Citizens Bank NA (Providence RI), 2.55% Sr. Unsec. Nts., 5/13/21	302,000	300,190

Danske Bank AS, 2.80% Sr. Unsec. Nts., 3/10/21[3]	227,000	228,553

Fifth Third Bank (Cincinnati OH), 3.85% Sub. Nts., 3/15/26	228,000	229,559

First Republic Bank, 4.375% Sub. Nts., 8/1/46	160,000	145,699

FirstMerit Bank NA (Akron OH), 4.27% Sub. Nts., 11/25/26	432,000	438,712

HSBC Holdings plc, 2.65% Sr. Unsec. Nts., 1/5/22	312,000	305,203

Huntington Bancshares, Inc., 3.15% Sr. Unsec. Nts., 3/14/21	245,000	248,489

ING Bank NV, 2.75% Sr. Unsec. Nts., 3/22/21[3]	303,000	304,222

JPMorgan Chase & Co.:
2.295% Sr. Unsec. Nts., 8/15/21	84,000	82,421
2.70% Sr. Unsec. Nts., 5/18/23	163,000	159,438

KeyBank NA (Cleveland OH), 3.40% Sub. Nts., 5/20/26	325,000	316,130

Lloyds Banking Group plc, 6.657% Jr. Sub. Perpetual Bonds[3,4,11]	400,000	432,000

PNC Bank NA, 2.55% Sr. Unsec. Nts., 12/9/21	157,000	157,087

Regions Bank (Birmingham AL), 2.25% Sr. Unsec. Nts., 9/14/18	328,000	329,149

Royal Bank of Scotland Group plc, 7.64% Jr. Sub. Perpetual Bonds[4,11]	380,000	354,350

Skandinaviska Enskilda Banken AB, 2.625% Sr. Unsec. Nts., 3/15/21	227,000	227,171

Standard Chartered plc, 6.409% Jr. Sub. Perpetual Bonds[3,4,11]	400,000	307,000

SunTrust Bank (Atlanta GA), 3.30% Sub. Nts., 5/15/26	163,000	157,411

Swedbank AB, 2.65% Sr. Unsec. Nts., 3/10/21[3]	241,000	241,296

US Bancorp, 3.10% Sub. Nts., 4/27/26	230,000	223,860

14        OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

	Principal Amount	Value

Commercial Banks (Continued)

Wells Fargo & Co., 4.75% Sub. Nts., 12/7/46	$220,000	$222,589

		6,938,238

Consumer Finance—0.6%

Ally Financial, Inc., 4.25% Sr. Unsec. Nts., 4/15/21	379,000	383,501

Capital One Financial Corp., 3.20% Sr. Unsec. Nts., 2/5/25	306,000	296,727

Discover Financial Services:
3.75% Sr. Unsec. Nts., 3/4/25	209,000	204,427
3.95% Sr. Unsec. Nts., 11/6/24	331,000	328,188

Synchrony Financial, 4.50% Sr. Unsec. Nts., 7/23/25	114,000	117,151

		1,329,994

Diversified Financial Services—0.3%

Berkshire Hathaway Energy Co., 2% Sr. Unsec. Nts., 11/15/18	115,000	115,524

Peachtree Corners Funding Trust, 3.976% Sr. Unsec. Nts., 2/15/25[3]	221,000	215,732

Voya Financial, Inc., 5.65% Jr. Sub. Nts., 5/15/53[4]	380,000	374,775

		706,031

Equity Real Estate Investment Trusts (REITs)—0.5%

American Tower Corp., 5.90% Sr. Unsec. Nts., 11/1/21	233,000	260,938

HCP, Inc., 5.625% Sr. Unsec. Nts., 5/1/17	125,000	126,670

Highwoods Realty LP, 5.85% Sr. Unsec. Nts., 3/15/17	159,000	160,352

Ventas Realty LP, 1.25% Sr. Unsec. Nts., 4/17/17	178,000	177,928

WEA Finance LLC/Westfield UK & Europe Finance plc, 1.75% Sr. Unsec. Nts., 9/15/17[3]	369,000	369,280

Welltower, Inc., 2.25% Sr. Unsec. Nts., 3/15/18	88,000	88,391

		1,183,559

Insurance—0.9%

Arch Capital Finance LLC, 4.011% Sr. Unsec. Nts., 12/15/26	220,000	223,108

AXIS Specialty Finance plc, 5.15% Sr. Unsec. Nts., 4/1/45	235,000	232,916

Five Corners Funding Trust, 4.419% Unsec. Nts., 11/15/23[3]	284,000	300,353

Manulife Financial Corp., 4.15% Sr. Unsec. Nts., 3/4/26	227,000	236,932

MetLife, Inc., 5.25% Jr. Sub. Perpetual Bonds[4,11]	296,000	300,440

Principal Financial Group, Inc., 4.30% Sr. Unsec. Nts., 11/15/46	155,000	152,182

TIAA Asset Management Finance Co. LLC, 4.125% Sr. Unsec. Nts., 11/1/24[3]	362,000	365,796

XLIT Ltd., 6.50% Jr. Sub. Perpetual Bonds[4,11]	243,000	190,147

		2,001,874

Health Care—2.4%

Biotechnology—0.5%

AbbVie, Inc.:
3.60% Sr. Unsec. Nts., 5/14/25	172,000	170,446
4.70% Sr. Unsec. Nts., 5/14/45	58,000	57,016

Biogen, Inc., 5.20% Sr. Unsec. Nts., 9/15/45	110,000	118,346

Celgene Corp.:
3.875% Sr. Unsec. Nts., 8/15/25	167,000	169,471
5.00% Sr. Unsec. Nts., 8/15/45	41,000	42,711

	Principal Amount	Value

Biotechnology (Continued)

Shire Acquisitions Investments Ireland DAC:
1.90% Sr. Unsec. Nts., 9/23/19	$376,000	$371,303
3.20% Sr. Unsec. Nts., 9/23/26	288,000	269,308

		1,198,601

Health Care Equipment & Supplies—0.5%

Abbott Laboratories:
2.35% Sr. Unsec. Nts., 11/22/19	366,000	366,504
4.90% Sr. Unsec. Nts., 11/30/46	151,000	155,283

Baxter International, Inc., 2.60% Sr. Unsec. Nts., 8/15/26	180,000	166,265

Boston Scientific Corp., 3.85% Sr. Unsec. Nts., 5/15/25	292,000	292,715

Stryker Corp., 3.50% Sr. Unsec. Nts., 3/15/26	137,000	138,365

		1,119,132

Health Care Providers & Services—0.7%

Aetna, Inc., 3.20% Sr. Unsec. Nts., 6/15/26	280,000	277,146

Cardinal Health, Inc., 3.50% Sr. Unsec. Nts., 11/15/24	168,000	169,938

Express Scripts Holding Co., 4.50% Sr. Unsec. Nts., 2/25/26	247,000	254,405

Fresenius Medical Care US Finance II, Inc., 5.875% Sr. Unsec. Nts., 1/31/22[3]	145,000	159,500

Laboratory Corp. of America Holdings, 3.60% Sr. Unsec. Nts., 2/1/25	499,000	497,047

McKesson Corp., 4.883% Sr. Unsec. Nts., 3/15/44	142,000	144,723

Quest Diagnostics, Inc., 3.45% Sr. Unsec. Nts., 6/1/26	155,000	152,965

		1,655,724

Life Sciences Tools & Services—0.3%

Thermo Fisher Scientific, Inc.:
2.15% Sr. Unsec. Nts., 12/14/18	156,000	156,758
3.00% Sr. Unsec. Nts., 4/15/23	160,000	157,310
4.15% Sr. Unsec. Nts., 2/1/24	125,000	130,218
5.30% Sr. Unsec. Nts., 2/1/44	111,000	124,425

		568,711

Pharmaceuticals—0.4%

Actavis Funding SCS:
3.80% Sr. Unsec. Nts., 3/15/25	227,000	227,375
4.75% Sr. Unsec. Nts., 3/15/45	99,000	97,379

Perrigo Finance Unlimited Co., 4.375% Sr. Unsec. Nts., 3/15/26	103,000	103,157

Teva Pharmaceutical Finance Netherlands III BV, 1.70% Sr. Unsec. Nts., 7/19/19	347,000	340,998

		768,909

Industrials—2.5%

Aerospace & Defense—0.4%

BAE Systems Holdings, Inc., 3.85% Sr. Unsec. Nts., 12/15/25[3]	292,000	297,952

L-3 Communications Corp., 3.85% Sr. Unsec. Nts., 12/15/26	94,000	93,489

Lockheed Martin Corp., 3.55% Sr. Unsec. Nts., 1/15/26	184,000	188,090

Northrop Grumman Corp., 4.75% Sr. Unsec. Nts., 6/1/43	200,000	218,325

Textron, Inc., 3.875% Sr. Unsec. Nts., 3/1/25	129,000	129,768

United Technologies Corp., 1.778% Jr. Sub. Nts., 5/4/18[4]	67,000	67,027

		994,651

Building Products—0.2%

Johnson Controls International plc, 1.40%, 11/2/17	77,000	77,135

15        OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

STATEMENT OF INVESTMENTS Continued

	Principal Amount	Value

Building Products (Continued)

Owens Corning, 3.40% Sr. Unsec. Nts., 8/15/26	$259,000	$246,166

		323,301

Commercial Services & Supplies—0.4%

Pitney Bowes, Inc., 4.625% Sr. Unsec. Nts., 3/15/24	288,000	283,799

Republic Services, Inc.:
2.90% Sr. Unsec. Nts., 7/1/26	185,000	177,448
3.80% Sr. Unsec. Nts., 5/15/18	311,000	319,707

Waste Management, Inc., 4.10% Sr. Unsec. Nts., 3/1/45	92,000	91,240

		872,194

Electrical Equipment—0.2%

Sensata Technologies BV, 4.875% Sr. Unsec. Nts., 10/15/23[3]	369,000	378,686

Industrial Conglomerates—0.1%

Roper Technologies, Inc.:
3.80% Sr. Unsec. Nts., 12/15/26	43,000	43,355
3.85% Sr. Unsec. Nts., 12/15/25	192,000	194,455

		237,810

Machinery—0.3%

Fortive Corp., 1.80% Sr. Unsec. Nts., 6/15/19[3]	385,000	382,733

Ingersoll-Rand Global Holding Co. Ltd., 4.25% Sr. Unsec. Nts., 6/15/23	120,000	126,965

Wabtec Corp., 3.45% Sr. Unsec. Nts., 11/15/26[3]	149,000	143,308

		653,006

Professional Services—0.2%

Experian Finance plc, 2.375% Sr. Unsec. Nts., 6/15/17[3]	427,000	428,636

Road & Rail—0.5%

Canadian Pacific Railway Co., 4.80% Sr. Unsec. Nts., 9/15/35	76,000	82,162

CSX Corp., 3.80% Sr. Unsec. Nts., 11/1/46	90,000	83,618

ERAC USA Finance LLC, 6.375% Sr. Unsec. Nts., 10/15/17[3]	312,000	323,322

Norfolk Southern Corp., 4.65% Sr. Unsec. Nts., 1/15/46	124,000	132,113

Penske Truck Leasing Co. LP/PTL Finance Corp.:
3.40% Sr. Unsec. Nts., 11/15/26[3]	305,000	291,978
3.75% Sr. Unsec. Nts., 5/11/17[3]	220,000	221,725

		1,134,918

Trading Companies & Distributors—0.2%

AerCap Ireland Capital Ltd./AerCap Global Aviation Trust, 3.95% Sr. Unsec. Nts., 2/1/22	379,000	383,264

Air Lease Corp., 3% Sr. Unsec. Nts., 9/15/23	160,000	152,914

		536,178

Information Technology—1.6%

Electronic Equipment, Instruments, & Components—0.1%

Flex Ltd., 4.75% Sr. Unsec. Nts., 6/15/25	290,000	306,967

IT Services—0.3%

Broadridge Financial Solutions, Inc., 3.40% Sr. Unsec. Nts., 6/27/26	185,000	178,625

Fidelity National Information Services, Inc., 1.45% Sr. Unsec. Nts., 6/5/17	351,000	351,170

Xerox Corp.:
2.95% Sr. Unsec. Nts., 3/15/17	149,000	149,454
6.75% Sr. Unsec. Nts., 2/1/17	75,000	75,272

		754,521

	Principal Amount	Value

Semiconductors & Semiconductor Equipment—0.1%

Intel Corp., 4.90% Sr. Unsec. Nts., 7/29/45	$107,000	$119,748

Software—0.8%

Activision Blizzard, Inc., 2.30% Sr. Unsec. Nts., 9/15/21[3]	355,000	346,481

Autodesk, Inc.:
1.95% Sr. Unsec. Nts., 12/15/17	313,000	313,591
4.375% Sr. Unsec. Nts., 6/15/25	125,000	128,466

Diamond 1 Finance Corp./Diamond 2 Finance Corp.:
3.48% Sr. Sec. Nts., 6/1/19[3]	376,000	383,947
6.02% Sr. Sec. Nts., 6/15/26[3]	225,000	243,858

Open Text Corp., 5.625% Sr. Unsec. Nts., 1/15/23[3]	174,000	182,265

Oracle Corp., 2.40% Sr. Unsec. Nts., 9/15/23	225,000	217,924

		1,816,532

Technology Hardware, Storage & Peripherals—0.3%

Apple, Inc., 4.375% Sr. Unsec. Nts., 5/13/45	227,000	233,301

Hewlett Packard Enterprise Co.:
2.45% Sr. Unsec. Nts., 10/5/17	267,000	268,520
6.35% Sr. Unsec. Nts., 10/15/45	159,000	160,872

		662,693

Materials—2.1%

Chemicals—1.0%

Agrium, Inc.:
3.375% Sr. Unsec. Nts., 3/15/25	174,000	168,624
4.125% Sr. Unsec. Nts., 3/15/35	87,000	79,894

CF Industries, Inc., 4.50% Sr. Sec. Nts., 12/1/26[3]	170,000	167,181

Eastman Chemical Co., 4.65% Sr. Unsec. Nts., 10/15/44	112,000	111,292

Ecolab, Inc.:
2.00% Sr. Unsec. Nts., 1/14/19	370,000	370,387
3.70% Sr. Unsec. Nts., 11/1/46	60,000	54,675

PolyOne Corp., 5.25% Sr. Unsec. Nts., 3/15/23	365,000	372,300

RPM International, Inc., 3.45% Sr. Unsec. Unsub. Nts., 11/15/22	304,000	301,501

Valspar Corp. (The):
3.30% Sr. Unsec. Nts., 2/1/25	122,000	117,164
3.95% Sr. Unsec. Nts., 1/15/26	174,000	174,037

Yara International ASA, 3.80% Sr. Unsec. Nts., 6/6/26[3]	230,000	225,580

		2,142,635

Construction Materials—0.3%

CRH America, Inc., 5.125% Sr. Unsec. Nts., 5/18/45[3]	282,000	294,220

James Hardie International Finance Ltd., 5.875% Sr. Unsec. Nts., 2/15/23[3]	171,000	177,840

LafargeHolcim Finance US LLC, 3.50% Sr. Unsec. Nts., 9/22/26[3]	90,000	87,523

		559,583

Containers & Packaging—0.3%

Ball Corp., 5.25% Sr. Unsec. Nts., 7/1/25	16,000	16,780

International Paper Co.:
3.00% Sr. Unsec. Nts., 2/15/27	177,000	167,085
4.80% Sr. Unsec. Nts., 6/15/44	183,000	182,112

Packaging Corp. of America:
3.65% Sr. Unsec. Nts., 9/15/24	113,000	113,513
4.50% Sr. Unsec. Nts., 11/1/23	270,000	286,101

		765,591

16        OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

	Principal Amount	Value

Metals & Mining—0.4%

BHP Billiton Finance USA Ltd., 1.625% Sr. Unsec. Nts., 2/24/17	$379,000	$379,293

Glencore Finance Canada Ltd., 3.60% Sr. Unsec. Nts., 1/15/17[3]	348,000	348,161

Goldcorp, Inc., 5.45% Sr. Unsec. Nts., 6/9/44	116,000	113,984

Rio Tinto Finance USA Ltd., 3.75% Sr. Unsec. Nts., 6/15/25	154,000	158,665

		1,000,103

Paper & Forest Products—0.1%

Georgia-Pacific LLC, 2.539% Sr. Unsec. Nts., 11/15/19[3]	83,000	83,744

Louisiana-Pacific Corp., 4.875% Sr. Unsec. Nts., 9/15/24	199,000	193,527

		277,271

Telecommunication Services—1.3%

Diversified Telecommunication Services—1.3%

AT&T, Inc.:
2.80% Sr. Unsec. Nts., 2/17/21	392,000	388,940
4.35% Sr. Unsec. Nts., 6/15/45	299,000	266,937

British Telecommunications plc, 9.375% Sr. Unsec. Nts., 12/15/30	288,000	439,666

Deutsche Telekom International Finance BV, 2.25% Sr. Unsec. Nts., 3/6/17[3]	373,000	373,545

Telefonica Emisiones SAU:
3.192% Sr. Unsec. Nts., 4/27/18	397,000	402,781
7.045% Sr. Unsec. Unsub. Nts., 6/20/36	104,000	120,884

Verizon Communications, Inc.:
1.75% Sr. Unsec. Nts., 8/15/21	263,000	252,336
4.125% Sr. Unsec. Nts., 8/15/46	152,000	137,846
4.50% Sr. Unsec. Nts., 9/15/20	440,000	470,908
4.522% Sr. Unsec. Nts., 9/15/48	191,000	183,532

		3,037,375

Utilities—2.2%

Electric Utilities—1.7%

AEP Texas Central Co., 3.85% Sr. Unsec. Nts., 10/1/25[3]	198,000	203,386

Cleco Corporate Holdings LLC, 3.743% Sr. Sec. Nts., 5/1/26[3]	188,000	185,248

Duke Energy Corp., 3.75% Sr. Unsec. Nts., 9/1/46	175,000	157,876

Edison International, 2.95% Sr. Unsec. Nts., 3/15/23	233,000	230,584

	Principal Amount	Value

Electric Utilities (Continued)

Enel Finance International NV, 6.25% Sr. Unsec. Nts., 9/15/17[3]	$389,000	$400,982

Exelon Corp., 4.45% Sr. Unsec. Nts., 4/15/46	96,000	94,168

Indiana Michigan Power Co., Series K, 4.55% Sr. Unsec. Nts., 3/15/46	77,000	80,025

ITC Holdings Corp., 5.30% Sr. Unsec. Nts., 7/1/43	93,000	101,918

NextEra Energy Capital Holdings, Inc., 1.586% Sr. Unsec. Nts., 6/1/17	419,000	419,282

Pennsylvania Electric Co., 5.20% Sr. Unsec. Nts., 4/1/20	88,000	94,249

PPL WEM Ltd./Western Power Distribution Ltd., 5.375% Sr. Unsec. Unsub. Nts., 5/1/21[3]	600,000	647,496

Public Service Co. of New Mexico, 7.95% Sr. Unsec. Nts., 5/15/18	347,000	374,673

Southern Power Co., 1.95% Sr. Unsec. Nts., 12/15/19	324,000	320,971

Trans-Allegheny Interstate Line Co., 3.85% Sr. Unsec. Nts., 6/1/25[3]	223,000	226,012

Xcel Energy, Inc., 3.30% Sr. Unsec. Nts., 6/1/25	186,000	186,145

		3,723,015

Multi-Utilities—0.5%

CenterPoint Energy, Inc., 5.95% Sr. Unsec. Nts., 2/1/17	386,000	387,320

CMS Energy Corp., 3.875% Sr. Unsec. Nts., 3/1/24	240,000	249,708

NiSource Finance Corp., 4.80% Sr. Unsec. Nts., 2/15/44	164,000	172,990

Public Service Enterprise Group, Inc., 1.60% Sr. Unsec. Nts., 11/15/19	337,000	332,347

		1,142,365

Total Non-Convertible Corporate Bonds and Notes (Cost $68,153,744)		68,568,068

	Shares

Investment Company—2.4%

Oppenheimer Institutional Government Money Market Fund, Cl. E, 0.43%[12,13] (Cost $5,367,607)	5,367,607	5,367,607

Total Investments, at Value (Cost $224,282,676)	104.8%	235,055,238

Net Other Assets (Liabilities)	(4.8)	(10,739,704)

Net Assets	100.0%	$224,315,534

Footnotes to Statement of Investments

1. Non-income producing security.

2. Security is a Master Limited Partnership.

3. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $28,210,811 or 12.58% of the Fund’s net assets at period end.

4. Represents the current interest rate for a variable or increasing rate security.

5. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline.

Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows. These securities amount to $1,349,606 or 0.60% of the Fund’s net assets at period end.

6. Principal-Only Strips represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. The value of these securities generally increases as interest rates decline and prepayment rates rise. The price of these securities is typically more volatile than that of coupon-bearing bonds of the same maturity. Interest rates disclosed represent current yields based upon the current cost basis and estimated timing of future cash flows. These securities amount to $65,262 or 0.03% of the Fund’s net assets at period end.

7. Interest rate is less than 0.0005%.

8. All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after period end. See Note 4 of the accompanying Notes.

9. All or a portion of the security position is held in accounts at a futures clearing merchant and pledged to cover margin requirements on open futures contracts and written options on futures, if applicable. The aggregate market value of such securities is $72,319. See Note 6 of the accompanying Notes.

10. All or a portion of the security position has been pledged for collateral in association with forward roll transactions. See Note 4 of the accompanying Notes.

11. This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest.

12.	Rate shown is the 7-day yield at period end.

17        OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

STATEMENT OF INVESTMENTS Continued

Footnotes to Statement of Investments (Continued)

13. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares December 31, 2015	Gross Additions	Gross Reductions	Shares December 31, 2016

Oppenheimer Institutional Government Money Market Fund, Cl. E [a]	5,367,607	—	—	5,367,607
			Value	Income

Oppenheimer Institutional Government Money Market Fund, Cl. E [a]			$5,367,607	$21,187

a. Prior to September 28, 2016, this fund was named Oppenheimer Institutional Money Market Fund.

Futures Contracts as of December 31, 2016

Description	Exchange	Buy/Sell	Expiration Date	Number of Contracts	Value	Unrealized Appreciation (Depreciation)

United States Treasury Long Bonds	CBT	Buy	3/22/17	6	$903,937	$15,234
United States Treasury Nts., 2 yr.	CBT	Buy	3/31/17	104	22,535,500	(5,596)
United States Treasury Nts., 5 yr.	CBT	Sell	3/31/17	7	823,648	1,398
United States Treasury Nts., 10 yr.	CBT	Sell	3/22/17	23	2,858,469	16,947
United States Ultra Bonds	CBT	Buy	3/22/17	50	8,012,500	(63,750)

						$(35,767)

Centrally Cleared Credit Default Swaps at December 31, 2016

Reference Asset	Buy/Sell Protection	Fixed Rate	Maturity Date		Notional Amount (000’s)	Premiums Received/(Paid)	Value

CDX.HY.27	Sell	5.000%	12/20/21	USD	1,030	$(63,339)	$63,931

CDX.HY.27	Sell	5.000	12/20/21	USD	1,030	(65,222)	63,787

Total of Cleared Credit Default Swaps						$(128,561)	$127,718

The table that follows shows the undiscounted maximum potential payment by the Fund related to selling credit protection in credit default swaps:

Type of Reference Asset on which the Fund Sold Protection	Total Maximum Potential Payments for Selling Credit Protection (Undiscounted)	Amount Recoverable*	Reference Asset Rating Range**

Non-Investment Grade Corporate Debt	$ 2,060,000	$ —	BB-
Indexes

*The Fund has no amounts recoverable from related purchased protection. In addition, the Fund has no recourse provisions under the credit derivatives and holds no collateral which can offset or reduce potential payments under a triggering event.

**The period end reference asset security ratings, as rated by any rating organization, are included in the equivalent Standard & Poor’s rating category. The reference asset rating represents the likelihood of a potential credit event on the reference asset which would result in a related payment by the Fund.

Glossary:

Definitions
CDX.HY.27	Markit CDX High Yield Index

Exchange Abbreviations
CBT	Chicago Board of Trade

See accompanying Notes to Financial Statements.

18        OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

STATEMENT OF ASSETS AND LIABILITIES December 31, 2016

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $218,915,069)	$229,687,631
Affiliated companies (cost $5,367,607)	5,367,607

235,055,238

Cash	25,168,495

Cash used for collateral on futures	277,000

Cash used for collateral on forward roll transactions	76,000

Centrally cleared swaps, at value (premiums paid $128,561)	127,718

Receivables and other assets:
Investments sold (including $5,886,791 sold on a when-issued or delayed delivery basis)	6,279,024
Interest, dividends and principal paydowns	882,041
Variation margin receivable	59,438
Shares of beneficial interest sold	37,273
Other	46,003

Total assets	268,008,230

Liabilities
Centrally cleared swap collateral due	35,268

Payables and other liabilities:
Investments purchased (including $43,426,705 purchased on a when-issued or delayed delivery basis)	43,491,584
Shares of beneficial interest redeemed	65,993
Trustees’ compensation	38,545
Shareholder communications	12,197
Distribution and service plan fees	11,011
Variation margin payable	9,055
Other	29,043

Total liabilities	43,692,696

Net Assets	$224,315,534

Composition of Net Assets
Par value of shares of beneficial interest	$15,142

Additional paid-in capital	216,103,747

Accumulated net investment income	4,130,290

Accumulated net realized loss on investments	(6,666,134)

Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	10,732,489

Net Assets	$224,315,534

Net Asset Value Per Share

Non-Service Shares:

Net asset value, redemption price per share and offering price per share (based on net assets of $172,572,400 and 11,614,386 shares of beneficial interest outstanding)	$14.86

Service Shares:

Net asset value, redemption price per share and offering price per share (based on net assets of $51,743,134 and 3,527,342 shares of beneficial interest outstanding)	$14.67

See accompanying Notes to Financial Statements.

19        OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

STATEMENT OF OPERATIONS For the Year Ended December 31, 2016

Investment Income
Interest (net of foreign withholding taxes of $1,617)	$4,218,680

Dividends:
Unaffiliated companies (net of foreign withholding taxes of $10,620)	1,424,135
Affiliated companies	21,187

Total investment income	5,664,002

Expenses
Management fees	1,725,757

Distribution and service plan fees - Service shares	134,733

Transfer and shareholder servicing agent fees:
Non-Service shares	177,425
Service shares	53,930

Shareholder communications:
Non-Service shares	44,205
Service shares	13,441

Custodian fees and expenses	46,888

Trustees’ compensation	15,153

Borrowing fees	4,111

Other	90,332

Total expenses	2,305,975
Less waivers and reimbursements of expenses	(616,958)

Net expenses	1,689,017

Net Investment Income	3,974,985

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions in unaffiliated companies (including premiums on options exercised)	6,026,715
Closing and expiration of futures contracts	(57,460)
Swap contracts	(3,290)
Swaption contracts	37,155

Net realized gain	6,003,120

Net change in unrealized appreciation/depreciation on:
Investment transactions	1,870,619
Translation of assets and liabilities denominated in foreign currencies	(520)
Futures contracts	(62,412)
Swap contracts	(843)

Net change in unrealized appreciation/depreciation	1,806,844

Net Increase in Net Assets Resulting from Operations	$11,784,949

See accompanying Notes to Financial Statements.

20        OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2016	Year Ended December 31, 2015

Operations
Net investment income	$3,974,985	$5,143,739

Net realized gain	6,003,120	8,011,492

Net change in unrealized appreciation/depreciation	1,806,844	(10,889,422)

Net increase in net assets resulting from operations	11,784,949	2,265,809

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Non-Service shares	(4,214,715)	(4,370,338)
Service shares	(1,155,621)	(1,196,499)

	(5,370,336)	(5,566,837)

Beneficial Interest Transactions
Net decrease in net assets resulting from beneficial interest transactions:
Non-Service shares	(14,689,603)	(18,739,351)
Service shares	(2,041,174)	(10,891,668)

	(16,730,777)	(29,631,019)

Net Assets
Total decrease	(10,316,164)	(32,932,047)

Beginning of period	234,631,698	267,563,745

End of period (including accumulated net investment income of $4,130,290 and $ 5,254,734,respectively)	$224,315,534	$234,631,698

See accompanying Notes to Financial Statements.

21        OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

FINANCIAL HIGHLIGHTS

Non-Service Shares	Year Ended December 31, 2016		Year Ended December 31, 2015		Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012

Per Share Operating Data
Net asset value, beginning of period	$14.46		$14.67		$13.84	$12.52	$11.30

Income (loss) from investment operations:
Net investment income[1]	0.26		0.31		0.29	0.25	0.29
Net realized and unrealized gain (loss)	0.49		(0.18)		0.83	1.38	1.09

Total from investment operations	0.75		0.13		1.12	1.63	1.38

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.35)		(0.34)		(0.29)	(0.31)	(0.16)

Net asset value, end of period	$14.86		$14.46		$14.67	$13.84	$12.52

Total Return, at Net Asset Value[2]	5.26%		0.83%		8.20%	13.17%	12.34%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$172,573		$182,406		$203,684	$213,697	$218,032

Average net assets (in thousands)	$177,368		$194,208		$208,556	$218,090	$191,416

Ratios to average net assets:[3]
Net investment income	1.78%		2.09%		2.03%	1.87%	2.46%
Expenses excluding specific expenses listed below	0.94%		0.91%		0.90%	0.89%	0.90%
Interest and fees from borrowings	0.00%	[4]	0.00%	[4]	0.00%	0.00%	0.00%

Total expenses[5]	0.94%		0.91%		0.90%	0.89%	0.90%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.67%		0.67%		0.67%	0.66%	0.66%

Portfolio turnover rate[6]	68%		68%		98%	187%	110%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Less than 0.005%.

5. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended December 31, 2016	0.94%
Year Ended December 31, 2015	0.91%
Year Ended December 31, 2014	0.90%
Year Ended December 31, 2013	0.90%
Year Ended December 31, 2012	0.91%

6. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions

Year Ended December 31, 2016	$737,550,642	$742,753,245
Year Ended December 31, 2015	$829,988,104	$849,696,153
Year Ended December 31, 2014	$697,503,637	$678,765,376
Year Ended December 31, 2013	$794,398,216	$800,879,825
Year Ended December 31, 2012	$555,111,600	$549,805,766

See accompanying Notes to Financial Statements.

22        OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

Service Shares	Year Ended December 31, 2016		Year Ended December 31, 2015		Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012

Per Share Operating Data
Net asset value, beginning of period	$14.28		$14.49		$13.66	$12.37	$11.17

Income (loss) from investment operations:
Net investment income[1]	0.22		0.27		0.25	0.21	0.26
Net realized and unrealized gain (loss)	0.48		(0.18)		0.84	1.36	1.08

Total from investment operations	0.70		0.09		1.09	1.57	1.34

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.31)		(0.30)		(0.26)	(0.28)	(0.14)

Net asset value, end of period	$14.67		$14.28		$14.49	$13.66	$12.37

Total Return, at Net Asset Value[2]	4.96%		0.57%		8.02%	12.83%	12.11%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$51,743		$52,226		$63,880	$69,601	$72,872

Average net assets (in thousands)	$53,914		$59,085		$65,450	$72,332	$76,257

Ratios to average net assets:[3]
Net investment income	1.53%		1.84%		1.78%	1.62%	2.18%
Expenses excluding specific expenses listed below	1.19%		1.16%		1.15%	1.15%	1.16%
Interest and fees from borrowings	0.00%	[4]	0.00%	[4]	0.00%	0.00%	0.00%

Total expenses[5]	1.19%		1.16%		1.15%	1.15%	1.16%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.92%		0.92%		0.92%	0.92%	0.92%

Portfolio turnover rate[6]	68%		68%		98%	187%	110%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Less than 0.005%.

5. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended December 31, 2016	1.19%
Year Ended December 31, 2015	1.16%
Year Ended December 31, 2014	1.15%
Year Ended December 31, 2013	1.16%
Year Ended December 31, 2012	1.17%

6. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions

Year Ended December 31, 2016	$737,550,642	$742,753,245
Year Ended December 31, 2015	$829,988,104	$849,696,153
Year Ended December 31, 2014	$697,503,637	$678,765,376
Year Ended December 31, 2013	$794,398,216	$800,879,825
Year Ended December 31, 2012	$555,111,600	$549,805,766

See accompanying Notes to Financial Statements.

23        OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

NOTES TO FINANCIAL STATEMENTS December 31, 2016

1. Organization

Oppenheimer Conservative Balanced Fund/VA (the “Fund”), a separate series of Oppenheimer Variable Account Funds, is a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s main investment objective is to seek total return. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI. Shares of the Fund are sold only to separate accounts of life insurance companies.

The Fund offers two classes of shares. Both classes are sold at their offering price, which is the net asset value per share, to separate investment accounts of participating insurance companies as an underlying investment for variable life insurance policies, variable annuity contracts or other investment products. The class of shares designated as Service shares is subject to a distribution and service plan. Both classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class.

The following is a summary of significant accounting policies followed in the Fund’s preparation of financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1) Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at Market Close as described in Note 3.

(2) Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at Market Close, the Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments shown in the Statement of Operations.

For securities, which are subject to foreign withholding tax upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding tax reclaims recorded on Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. GAAP, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Return of Capital Estimates. Distributions received from the Fund’s investments in Master Limited Partnerships (MLPs) and Real Estate Investments Trusts (REITs), generally are comprised of income and return of capital. The Fund records investment income and return of capital based on estimates. Such estimates are based on historical information available from each MLP, REIT and other industry sources. These estimates may subsequently be revised based on information received from MLPs and REITs after their tax reporting periods are concluded.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. This rate will increase to 2.00% effective January 1, 2017. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

24        OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

2. Significant Accounting Policies (Continued)

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends. The Fund has analyzed its tax positions for the fiscal year ended December 31, 2016, including open tax years, and does not believe there are any uncertain tax positions requiring recognition in the Fund’s financial statements.

The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Undistributed Net Investment Income	Undistributed Long-Term Gain	Accumulated Loss Carryforward[1,2,3,4,5]	Net Unrealized Appreciation Based on cost of Securities and Other Investments for Federal Income Tax Purposes

$4,167,690	$—	$6,446,399	$10,513,894

1. At period end, the Fund had $5,261,675 of net capital loss carryforward available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. Details of the capital loss carryforwards are included in the table below. Capital loss carryovers with no expiration, if any, must be utilized prior to those with expiration dates.

Expiring

2017	$5,261,675

2. At period end, the Fund had $1,184,042 of post-October losses available to offset future realized capital gains, if any.

3. The Fund had $682 of straddle losses which were deferred.

4. During the reporting period, the Fund utilized $6,632,281 of capital loss carryforward to offset capital gains realized in that fiscal year.

5. During the previous reporting period, the Fund utilized $7,633,681 of capital loss carryforward to offset capital gains realized in that fiscal year.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with U.S. GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

Accordingly, the following amounts have been reclassified for the reporting period. Net assets of the Fund were unaffected by the reclassifications.

Increase to Paid-in Capital	Increase to Accumulated Net Investment Income	Increase to Accumulated Net Realized Loss on Investments

$58	$270,907	$270,965

The tax character of distributions paid during the reporting periods:

	Year Ended December 31, 2016	Year Ended December 31, 2015

Distributions paid from:
Ordinary income	$5,370,336	$5,566,837

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

25        OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

NOTES TO FINANCIAL STATEMENTS Continued

2. Significant Accounting Policies (Continued)

Federal tax cost of securities	$224,537,883
Federal tax cost of other investments	27,897,535

Total federal tax cost	$252,435,418

Gross unrealized appreciation	$13,873,756
Gross unrealized depreciation	(3,359,862)

Net unrealized appreciation	$10,513,894

Certain foreign countries impose a tax on capital gains which is accrued by the Fund based on unrealized appreciation, if any, on affected securities. The tax is paid when the gain is realized.

Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern time, on each day the New York Stock Exchange (the “Exchange”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Equity securities traded on a securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the official closing price on the principal exchange on which the security is traded, as identified by the Manager, prior to the time when the Fund’s assets are valued. If the official closing price is unavailable, the security is valued at the last sale price on the principal exchange on which it is traded. If the official closing price or last sales price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Structured securities, swaps, swaptions, and other over-the-counter derivatives are valued utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Futures contracts and futures options traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors

Corporate debt, government debt, municipal, mortgage- backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.

Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

26        OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

3. Securities Valuation (Continued)

Security Type (Continued)	Standard inputs generally considered by third-party pricing vendors

Structured securities	Relevant market information such as the price of underlying financial instruments, stock market indices, foreign currencies, interest rate spreads, commodities, or the occurrence of other specific events.

Swaps	Relevant market information, including underlying reference assets such as credit spreads, credit event probabilities, index values, individual security values, forward interest rates, variable interest rates, volatility measures, and forward currency rates.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The Fund classifies each of its investments in investment companies which are publicly offered as Level 1. Investment companies that are not publicly offered are measured using net asset value as a practical expedient, and are not classified in the fair value hierarchy.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$8,454,819	$—	$—	$8,454,819
Consumer Staples	6,943,980	—	—	6,943,980
Energy	6,270,997	—	—	6,270,997
Financials	12,502,416	—	—	12,502,416
Health Care	9,891,214	—	—	9,891,214
Industrials	9,809,649	—	—	9,809,649
Information Technology	14,706,382	—	—	14,706,382
Materials	3,032,924	—	—	3,032,924
Telecommunication Services	1,614,110	—	—	1,614,110
Utilities	2,669,200	—	—	2,669,200
Asset-Backed Securities	—	20,870,179	—	20,870,179

27        OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

NOTES TO FINANCIAL STATEMENTS Continued

3. Securities Valuation (Continued)

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Investments, at Value: (Continued)
Mortgage-Backed Obligations	$—	$62,897,674	$219,117	$63,116,791
U.S. Government Obligations	—	1,236,902	—	1,236,902
Non-Convertible Corporate Bonds and Notes	—	68,568,068	—	68,568,068
Investment Company	5,367,607	—	—	5,367,607

Total Investments, at Value	81,263,298	153,572,823	219,117	235,055,238
Other Financial Instruments:
Centrally cleared swaps, at value	—	127,718	—	127,718
Futures contracts	33,579	—	—	33,579

Total Assets	$81,296,877	$153,700,541	$219,117	$235,216,535

Liabilities Table
Other Financial Instruments:
Futures contracts	$(69,346)	$—	$—	$(69,346)

Total Liabilities	$(69,346)	$—	$—	$(69,346)

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

The table below shows the transfers between Level 2 and Level 3. The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the reporting period.

	Transfers out of Level 2*	Transfers into Level 3*

Assets Table
Investments, at Value:
Mortgage-Backed Obligations	$ (353,498)	$ 353,498

Total Assets	$ (353,498)	$ 353,498

* Transferred from Level 2 to Level 3 because of the lack of observable market data due to a decrease in market activity for these securities.

4. Investments and Risks

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are open-end management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investments in Money Market Instruments. The Fund is permitted to invest its free cash balances in money market instruments to provide liquidity or for defensive purposes. The Fund may invest in money market instruments by investing in Class E shares of Oppenheimer Institutional Government Money Market Fund (“IGMMF”), formerly known as Oppenheimer Institutional Money Market Fund, which is an Affiliated Fund. IGMMF is regulated as a money market fund under the 1940 Act, as amended. The Fund may also invest in money market instruments directly or in other affiliated or unaffiliated money market funds.

Master Limited Partnerships (“MLPs”). MLPs issue common units that represent an equity ownership interest in a partnership and provide limited voting rights. MLP common units are registered with the Securities and Exchange Commission (“SEC”), and are freely tradable on securities exchanges such as the NYSE and the NASDAQ Stock Market (“NASDAQ”), or in the over-the-counter (“OTC”) market. An MLP consists of one or more general partners, who conduct the business, and one or more limited partners, who contribute capital. MLP common unit holders have a limited role in the partnership’s operations and management. The Fund, as a limited partner, normally would not be liable for the debts of the MLP beyond the amounts the Fund has contributed, but would not be shielded to the same extent that a shareholder of a corporation would be. In certain circumstances creditors of an MLP would have the right to seek return of capital distributed to a limited partner. This right of an MLP’s creditors would continue after the Fund sold its investment in the MLP.

28        OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

4. Investments and Risks (Continued)

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

At period end, the Fund had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

When-Issued or Delayed Delivery Basis Transactions

Purchased securities	$43,426,705
Sold securities	5,886,791

The Fund may enter into “forward roll” transactions with respect to mortgage-related securities. In this type of transaction, the Fund sells a mortgage-related security to a buyer and simultaneously agrees to repurchase a similar security (same type, coupon and maturity) at a later date at a set price. During the period between the sale and the repurchase, the Fund will not be entitled to receive interest and principal payments on the securities that have been sold. The Fund records the incremental difference between the forward purchase and sale of each forward roll as realized gain (loss) on investments or as fee income in the case of such transactions that have an associated fee in lieu of a difference in the forward purchase and sale price.

Forward roll transactions may be deemed to entail embedded leverage since the Fund purchases mortgage-related securities with extended settlement dates rather than paying for the securities under a normal settlement cycle. This embedded leverage increases the Fund’s market value of investments relative to its net assets which can incrementally increase the volatility of the Fund’s performance. Forward roll transactions can be replicated over multiple settlement periods.

Risks of entering into forward roll transactions include the potential inability of the counterparty to meet the terms of the agreement; the potential of the Fund to receive inferior securities at redelivery as compared to the securities sold to the counterparty; and counterparty credit risk.

At period end, the Fund pledged $558,125 of collateral to the counterparty for forward roll transactions.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

Shareholder Concentration. At period end, one shareholder owned 20% or more of the Fund’s total outstanding shares.

The shareholder is a related party of the Fund. Related parties may include, but are not limited to, the investment manager and its affiliates, affiliated broker dealers, fund of funds, and directors or employees. The related party owned 44% of the Fund’s total outstanding shares at period end.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and

29        OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

NOTES TO FINANCIAL STATEMENTS Continued

5. Market Risk Factors (Continued)

a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Use of Derivatives

The Fund’s investment objective not only permits the Fund to purchase investment securities, it also allows the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, variance swaps and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. These instruments may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors. Such contracts may be entered into through a bilateral over-the-counter (“OTC”) transaction, or through a securities or futures exchange and cleared through a clearinghouse.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost due to unanticipated changes in the market risk factors and the overall market. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

The Fund’s actual exposures to these market risk factors and associated risks during the period are discussed in further detail, by derivative type, below.

Futures Contracts

A futures contract is a commitment to buy or sell a specific amount of a commodity, financial instrument or currency at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts. Futures contracts and options thereon are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value in an account registered in the futures commission merchant’s name. Subsequent payments (variation margin) are paid to or from the futures commission merchant each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains and losses. Should the Fund fail to make requested variation margin payments, the futures commission merchant can gain access to the initial margin to satisfy the Fund’s payment obligations.

Futures contracts are reported on a schedule following the Statement of Investments. Securities held by a futures commission merchant to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. Cash held by a futures commission merchant to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Statement of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the Statement of Operations. Realized gains (losses) are reported in the Statement of Operations at the closing or expiration of futures contracts.

The Fund has purchased futures contracts on various bonds and notes to increase exposure to interest rate risk.

The Fund has sold futures contracts on various bonds and notes to decrease exposure to interest rate risk.

During the reporting period, the Fund had an ending monthly average market value of $19,953,069 and $11,095,736 on futures contracts purchased and sold, respectively.

Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.

Option Activity

The Fund may buy and sell put and call options, or write put and call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security, currency or other underlying financial instrument at a fixed price, upon exercise of the option.

Options can be traded through an exchange or through a privately negotiated arrangement with a dealer in an OTC transaction. Options traded through an exchange are generally cleared through a clearinghouse (such as The Options Clearing Corporation). The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or

30        OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

6. Use of Derivatives (Continued)

depreciation is reported in the Statement of Operations. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Statement of Operations.

The Fund has purchased call options on treasury and/or euro futures to increase exposure to interest rate risk. A purchased call option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has purchased put options on treasury and/or euro futures to decrease exposure to interest rate risk. A purchased put option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

During the reporting period, the Fund had an ending monthly average market value of $49,414 and $4,637 on purchased call options and purchased put options, respectively.

Options written, if any, are reported in a schedule following the Statement of Investments and as a liability in the Statement of Assets and Liabilities. Securities held in collateral accounts to cover potential obligations with respect to outstanding written options are noted in the Statement of Investments.

The risk in writing a call option is that the market price of the security increases and if the option is exercised, the Fund must either purchase the security at a higher price for delivery or, if the Fund owns the underlying security, give up the opportunity for profit. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk that there may be an illiquid market where the Fund is unable to close the contract.

The Fund has written put options on treasury and/or euro futures to increase exposure to interest rate risk. A written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

During the reporting period, the Fund had an ending monthly average market value of $3,759 on written put options.

At period end, the Fund had no purchased or written options outstanding.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Written option activity for the reporting period was as follows:

	Number of Contracts	Amount of Premiums

Options outstanding as of December 31, 2015	—	$—
Options written	4,140,924	66,162
Options exercised	(4,140,924)	(66,162)

Options outstanding as of December 31, 2016	—	$—

Swap Contracts

The Fund may enter into swap contract agreements with a counterparty to exchange a series of cash flows based on either specified reference rates, the price or volatility of asset or non-asset references, or the occurrence of a credit event, over a specified period. Swaps can be executed in a bi-lateral privately negotiated arrangement with a dealer in an OTC transaction (“OTC swaps”) or executed on a regulated market. Certain swaps, regardless of the venue of their execution, are required to be cleared through a clearinghouse (“centrally cleared swaps”). Swap contracts may include interest rate, equity, debt, index, total return, credit default, currency, and volatility swaps.

Swap contracts are reported on a schedule following the Statement of Investments. The values of centrally cleared swap and OTC swap contracts are aggregated by positive and negative values and disclosed separately on the Statement of Assets and Liabilities. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the accrued interest due to (owed by) the Fund, if any, at termination or settlement. The net change in this amount during the period is included on the Statement of Operations. The Fund also records any periodic payments received from (paid to) the counterparty, including at termination, under such contracts as realized gain (loss) on the Statement of Operations.

Swap contract agreements are exposed to the market risk factor of the specific underlying reference rate or asset. Swap contracts are typically more attractively priced compared to similar investments in related cash securities because they isolate the risk to one market risk factor and eliminate the other market risk factors. Investments in cash securities (for instance bonds) have exposure to multiple risk factors (credit and interest rate risk). Because swaps have embedded leverage, they can expose the Fund to substantial risk in the isolated market risk factor.

Credit Default Swap Contracts. A credit default swap is a contract that enables an investor to buy or sell protection against a defined-issuer credit event, such as the issuer’s failure to make timely payments of interest or principal on a debt security, bankruptcy or restructuring. The Fund may enter into credit default swaps either by buying or selling protection on a corporate issuer, sovereign issuer, or a basket or index of issuers (the “reference asset”).

The buyer of protection pays a periodic fee to the seller of protection based on the notional amount of the swap contract. The seller of protection agrees to compensate the buyer of protection for future potential losses as a result of a credit event on the reference asset. The contract effectively transfers the credit event risk of the reference asset from the buyer of protection to the seller of protection.

The ongoing value of the contract will fluctuate throughout the term of the contract based primarily on the credit risk of the reference asset. If the credit quality of the reference asset improves relative to the credit quality at contract initiation, the buyer of protection may have an unrealized

31        OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

NOTES TO FINANCIAL STATEMENTS Continued

6. Use of Derivatives (Continued)

loss greater than the anticipated periodic fee owed. This unrealized loss would be the result of current credit protection being cheaper than the cost of credit protection at contract initiation. If the buyer elects to terminate the contract prior to its maturity, and there has been no credit event, this unrealized loss will become realized. If the contract is held to maturity, and there has been no credit event, the realized loss will be equal to the periodic fee paid over the life of the contract.

If there is a credit event, the buyer of protection can exercise its rights under the contract and receive a payment from the seller of protection equal to the notional amount of the swap less the market value of specified debt securities issued by the reference asset. Upon exercise of the contract the difference between such value and the notional amount is recorded as realized gain (loss) and is included on the Statement of Operations.

The Fund has sold credit protection through credit default swaps to increase exposure to the credit risk of individual issuers and/or indexes of issuers that are either unavailable or considered to be less attractive in the bond market.

For the reporting period, the Fund had ending monthly average notional amounts of $158,462 on credit default swaps to sell protection.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Swaption Transactions

The Fund may enter into a swaption contract which grants the purchaser the right, but not the obligation, to enter into a swap transaction at preset terms detailed in the underlying agreement within a specified period of time. The purchaser pays a premium to the swaption writer who bears the risk of unfavorable changes in the preset terms on the underlying swap.

Purchased swaptions are reported as a component of investments in the Statement of Investments and the Statement of Assets and Liabilities. Written swaptions are reported on a schedule following the Statement of Investments and their value is reported as a separate asset or liability line item in the Statement of Assets and Liabilities. The net change in unrealized appreciation or depreciation on written swaptions is separately reported in the Statement of Operations. When a swaption is exercised, the cost of the swap is adjusted by the amount of premium paid or received. Upon the expiration or closing of an unexercised swaption contract, a gain or loss is reported in the Statement of Operations for the amount of the premium paid or received.

The Fund generally will incur a greater risk when it writes a swaption than when it purchases a swaption. When the Fund writes a swaption it will become obligated, upon exercise of the swaption, according to the terms of the underlying agreement. Swaption contracts written by the Fund do not give rise to counterparty credit risk prior to exercise as they obligate the Fund, not its counterparty, to perform. When the Fund purchases a swaption it only risks losing the amount of the premium it paid if the swaption expires unexercised. However, when the Fund exercises a purchased swaption there is a risk that the counterparty will fail to perform or otherwise default on its obligations under the swaption contract.

The Fund has purchased swaptions which gives it the option to buy credit protection through credit default swaps in order to decrease exposure to the credit risk of individual issuers and/or indexes of issuers. A purchased swaption of this type becomes more valuable as the likelihood of a credit event on the reference asset increases.

The Fund has written swaptions which give it the obligation, if exercised by the purchaser, to buy credit protection through credit default swaps in order to decrease exposure to the credit risk of individual issuers and/or, indexes of issuers. A written swaption of this type becomes more valuable as the likelihood of a credit event on the reference asset increases.

At period end, the Fund had no purchased or written swaptions outstanding.

During the reporting period, the Fund had an ending monthly average market value of $14,832 and $4,244 on purchased and written swaptions, respectively.

Written swaption activity for the reporting period was as follows:

	Notional Amount	Amount of Premiums

Swaptions outstanding as of December 31, 2015	—	$—
Swaptions written	6,958,000	37,155
Swaptions closed or expired	(6,958,000)	(37,155)

Swaptions outstanding as of December 31, 2016	—	$—

Counterparty Credit Risk. Derivative positions are subject to the risk that the counterparty will not fulfill its obligation to the Fund. The Fund intends to enter into derivative transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund. For OTC options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform.

To reduce counterparty risk with respect to OTC transactions, the Fund has entered into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) master agreements, which allow the Fund to make (or to have an entitlement to receive) a single net payment in the event of default (close-out netting) for outstanding payables and receivables with respect to certain OTC positions in swaps, options, swaptions, and forward currency exchange contracts for each individual counterparty. In addition, the Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to ISDA master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Fund.

ISDA master agreements include credit related contingent features which allow counterparties to OTC derivatives to terminate derivative contracts

32        OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

6. Use of Derivatives (Continued)

prior to maturity in the event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA master agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

The Fund’s risk of loss from counterparty credit risk on exchange-traded derivatives cleared through a clearinghouse and for centrally cleared swaps is generally considered lower than as compared to OTC derivatives. However, counterparty credit risk exists with respect to initial and variation margin deposited/paid by the Fund that is held in futures commission merchant, broker and/or clearinghouse accounts for such exchange-traded derivatives and for centrally cleared swaps.

With respect to centrally cleared swaps, such transactions will be submitted for clearing, and if cleared, will be held in accounts at futures commission merchants or brokers that are members of clearinghouses. While brokers, futures commission merchants and clearinghouses are required to segregate customer margin from their own assets, in the event that a broker, futures commission merchant or clearinghouse becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker, futures commission merchant or clearinghouse for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s, futures commission merchant’s or clearinghouse’s customers, potentially resulting in losses to the Fund.

There is the risk that a broker, futures commission merchant or clearinghouse will decline to clear a transaction on the Fund’s behalf, and the Fund may be required to pay a termination fee to the executing broker with whom the Fund initially enters into the transaction. Clearinghouses may also be permitted to terminate centrally cleared swaps at any time. The Fund is also subject to the risk that the broker or futures commission merchant will improperly use the Fund’s assets deposited/paid as initial or variation margin to satisfy payment obligations of another customer. In the event of a default by another customer of the broker or futures commission merchant, the Fund might not receive its variation margin payments from the clearinghouse, due to the manner in which variation margin payments are aggregated for all customers of the broker/futures commission merchant.

Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker, futures commission merchant or clearinghouse for exchange-traded and cleared derivatives, including centrally cleared swaps. Brokers, futures commission merchants and clearinghouses can ask for margin in excess of the regulatory minimum, or increase the margin amount, in certain circumstances.

Collateral terms are contract specific for OTC derivatives. For derivatives traded under an ISDA master agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund or the counterparty.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged as collateral. Non-cash collateral pledged by the Fund, if any, is noted in the Statement of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold (e.g. $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance.

The following table presents the valuations of derivative instruments by risk exposure as reported within the Statement of Assets and Liabilities at period end:

	Asset Derivatives			Liability Derivatives
Derivatives Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Value		Statement of Assets and Liabilities Location	Value

Credit contracts	Centrally cleared swaps, at value	$127,718
Interest rate contracts	Variation margin receivable	59,438	*	Variation margin payable	$9,055	*

Total		$187,156			$9,055

* Includes only the current day’s variation margin. Prior variation margin movements have been reflected in cash on the Statement of Assets and Liabilities upon receipt or payment.

The effect of derivative instruments on the Statement of Operations is as follows:

Amount of Realized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Investment from unaffiliated companies (including premiums on options exercised)*	Closing and expiration of swaption contracts written	Closing and expiration of futures contracts	Swap contracts	Total

Credit contracts	$(110,842)	$37,155	$ —	$ (3,290)	$(76,977)
Interest rate contracts	181,398	—	(57,460)	—	123,938

Total	$70,556	$37,155	$ (57,460)	$ (3,290)	$46,961

33        OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

NOTES TO FINANCIAL STATEMENTS Continued

6. Use of Derivatives (Continued)

*Includes purchased options contracts, purchased swaption contracts, written options contracts exercised and written swaption contracts exercised, if any.

Amount of Change in Unrealized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Futures contracts	Swap contracts	Total

Credit contracts	$ —	$ (843)	$ (843)
Interest rate contracts	(62,412)	—	(62,412)

Total	$ (62,412)	$ (843)	$ (63,255)

7. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended December 31, 2016		Year Ended December 31, 2015
	Shares	Amount	Shares	Amount

Non-Service Shares
Sold	180,594	$2,654,702	192,335	$2,822,887
Dividends and/or distributions reinvested	289,075	4,214,715	299,338	4,370,338
Redeemed	(1,468,409)	(21,559,020)	(1,759,489)	(25,932,576)

Net decrease	(998,740)	$(14,689,603)	(1,267,816)	$(18,739,351)

Service Shares
Sold	707,970	$10,153,873	228,285	$3,296,473
Dividends and/or distributions reinvested	80,196	1,155,621	82,918	1,196,499
Redeemed	(918,852)	(13,350,668)	(1,062,479)	(15,384,640)

Net decrease	(130,686)	$(2,041,174)	(751,276)	$(10,891,668)

8. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IGMMF, for the reporting period were as follows:

	Purchases	Sales

Investment securities	$133,833,990	$152,263,256
U.S. government and government agency obligations	1,591,266	1,960,893
To Be Announced (TBA) mortgage-related securities	737,550,642	742,753,245

9. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule
Up to $200 million	0.75%
Next $200 million	0.72
Next $200 million	0.69
Next $200 million	0.66
Over $800 million	0.60

The Fund’s effective management fee for the reporting period was 0.75% of average annual net assets before any applicable waivers.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets. Fees incurred and average net assets for each class with respect to these services are detailed in the Statement of Operations and Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”),

34        OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

9. Fees and Other Transactions with Affiliates (Continued)

to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustees under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustees. The Fund purchases shares of the funds selected for deferral by the Trustees in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Distribution and Service Plan for Service Shares. The Fund has adopted a Distribution and Service Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act for Service shares to pay OppenheimerFunds Distributor, Inc. (the “Distributor”), for distribution related services, personal service and account maintenance for the Fund’s Service shares. Under the Plan, payments are made periodically at an annual rate of 0.25% of the daily net assets of Service shares of the Fund. The Distributor currently uses all of those fees to compensate sponsors of the insurance product that offers Fund shares, for providing personal service and maintenance of accounts of their variable contract owners that hold Service shares. These fees are paid out of the Fund’s assets on an on-going basis and increase operating expenses of the Service shares, which results in lower performance compared to the Fund’s shares that are not subject to a service fee. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Waivers and Reimbursements of Expenses. The Manager has contractually agreed to limit the Fund’s expenses after payments, waivers and/or reimbursements and reduction to custodian expenses, excluding any applicable dividend expense, taxes, interest and fees from borrowing, any subsidiary expenses, Acquired Fund Fees and Expenses, brokerage commissions, unusual and infrequent expenses and certain other Fund expenses; so that those expenses, as percentages of daily net assets, will not exceed the annual rate of 0.67% for Non-Service shares and 0.92% for Service shares. During the reporting period, the Manager waived fees and/or reimbursed the Fund $469,065 and $142,509 for Non-Service and Service shares, respectively.

The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IGMMF. During the reporting period, the Manager waived fees and/or reimbursed the Fund $5,384 for IGMMF management fees.

Waivers and/or reimbursements may be modified or terminated as set forth according to the terms in the prospectus.

10. Borrowings and Other Financing

Joint Credit Facility. A number of mutual funds managed by the Manager participate in a $1.3 billion revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with atypical redemption activity. Expenses and fees related to the Facility are paid by the participating funds and are disclosed separately or as other expenses on the Statement of Operations. The Fund did not utilize the Facility during the reporting period.

11. Pending Litigation

In 2009, several putative class action lawsuits were filed and later consolidated before the U.S. District Court for the District of Colorado in connection with the investment performance of Oppenheimer Rochester California Municipal Fund (the “California Fund”), a fund advised by OppenheimerFunds, Inc. (“OFI”) and distributed by OppenheimerFunds Distributor, Inc. (“OFDI”). The plaintiffs asserted claims against OFI, OFDI and certain present and former trustees and officers of the California Fund under the federal securities laws, alleging, among other things, that the disclosure documents of the California Fund contained misrepresentations and omissions and the investment policies of the California Fund were not followed. An amended complaint and a motion to dismiss were filed, and in 2011, the court issued an order which granted in part and denied in part the defendants’ motion to dismiss. In October 2015, following a successful appeal by defendants and a subsequent hearing, the court granted plaintiffs’ motion for class certification and appointed class representatives and class counsel.

OFI and OFDI believe the suit is without merit; that it is premature to render any opinion as to the likelihood of an outcome unfavorable to them in the suit; and that no estimate can yet be made as to the amount or range of any potential loss. Furthermore, OFI believes that the suit should not impair the ability of OFI or OFDI to perform their respective duties to the Fund and that the outcome of the suit should not have any material effect on the operations of any of the Oppenheimer funds.

35        OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of Oppenheimer Variable Account Funds:

We have audited the accompanying statement of assets and liabilities of Oppenheimer Conservative Balanced Fund/VA (a separate series of Oppenheimer Variable Account Funds), including the statement of investments, as of December 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Conservative Balanced Fund/VA as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Denver, Colorado

February 15, 2017

36        OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

FEDERAL INCOME TAX INFORMATION

In early 2017, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2016.

Dividends, if any, paid by the Fund during the reporting period which are not designated as capital gain distributions should be multiplied by the maximum amount allowable but not less than 27.71% to arrive at the amount eligible for the corporate dividend-received deduction.

The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

37        OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS Unaudited

The Fund has entered into an investment advisory agreement with OFI Global Asset Management, Inc. (“OFI Global” or the “Adviser”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”) (“OFI Global” and “OFI” together the “Managers”) and OFI Global has entered into a sub-advisory agreement with OFI whereby OFI provides investment sub-advisory services to the Fund (collectively, the “Agreements”). Each year, the Board of Trustees (the “Board”), including a majority of the independent Trustees, is required to determine whether to approve the terms of the Agreements and the renewal thereof. The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Managers provide, such information as may be reasonably necessary to evaluate the terms of the Agreements. The Board employs an independent consultant to prepare a report that provides information, including comparative information that the Board requests for that purpose. In addition to in-person meetings focused on this evaluation, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.

The Managers and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Managers’ services, (ii) the comparative investment performance of the Fund and the Managers, (iii) the fees and expenses of the Fund, including comparative fee and expense information, (iv) the profitability of the Managers and their affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Managers from their relationship with the Fund. The Board was aware that there are alternatives to retaining the Managers.

Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.

Nature, Quality and Extent of Services. The Board considered information about the nature, quality and extent of the services provided to the Fund and information regarding the Managers’ key personnel who provide such services. The Managers’ duties include providing the Fund with the services of the portfolio managers and the Sub-Adviser’s investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments; and securities trading services. OFI Global is responsible for oversight of third-party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions; risk management; and oversight of the Sub-Adviser. OFI Global is also responsible for providing certain administrative services to the Fund. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the U.S. Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by federal and state securities laws for the sale of the Fund’s shares. OFI Global also provides the Fund with office space, facilities and equipment.

The Board also considered the quality of the services provided and the quality of the Managers’ resources that are available to the Fund. The Board took account of the fact that the Sub-Adviser has over fifty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Managers’ advisory, administrative, accounting, legal, compliance and risk management services, and information the Board has received regarding the experience and professional qualifications of the Managers’ key personnel and the size and functions of its staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Krishna Memani and Magnus Krantz, the portfolio managers for the Fund, and the Sub-Adviser’s investment team and analysts. The Board members also considered the totality of their experiences with the Managers as directors or trustees of the Fund and other funds advised by the Managers. The Board considered information regarding the quality of services provided by affiliates of the Managers, which the Board members have become knowledgeable about through their experiences with the Managers and in connection with the renewal of the Fund’s service agreements. The Board concluded, in light of the Managers’ experience, reputation, personnel, operations and resources that the Fund benefits from the services provided under the Agreements.

Investment Performance of the Managers and the Fund. Throughout the year, the Managers provided information on the investment performance of the Fund, the Adviser and the Sub-Adviser, including comparative performance information. The Board also reviewed information, prepared by the Managers and by the independent consultant, comparing the Fund’s historical performance to relevant market indices and to the performance of other conservative allocation funds underlying variable insurance products. The Board considered that the Fund outperformed its performance category during the one-, three- and five-year periods, but underperformed for the ten-year period.

Fees and Expenses of the Fund. The Board reviewed the fees paid to the Adviser and the other expenses borne by the Fund. The Board noted that the Adviser, not the Fund, pays the Sub-Adviser’s fee under the sub-advisory agreement. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other conservative allocation funds underlying variable insurance products. In reviewing the fees and expenses charged to the VA funds, the Board considered the Adviser’s assertion that, because there is much greater disparity in the fees and services that may be provided by a manager to a VA fund as opposed to a retail fund, when comparing the expenses of the various VA funds to those of retail funds, it is most appropriate to focus on total expenses (rather than on the management fees). Accordingly, while the Board reviewed and considered all expenses, it focused on total expenses. The Board considered that the Fund’s total expenses, net of waivers, were lower than its peer group median and category median. The Board also considered that the Fund’s contractual management fee was lower than its peer group median and higher than its category median. The Board noted that the Adviser has contractually agreed to limit the Fund’s total annual operating expenses so that those expenses, as percentages of daily net assets, will not exceed the annual rate of 0.67% for Non-Service Shares and 0.92% for Service Shares. This contractual expense limitation may not be amended or withdrawn until one year after the date of the Fund’s prospectus, unless approved by the Board.

Economies of Scale and Profits Realized by the Managers. The Board considered information regarding the Managers’ costs in serving as the Fund’s investment adviser and sub-adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Managers’ profitability from their relationship with the Fund. The Board also considered that the Managers must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund. The Board reviewed whether the Managers may realize economies of scale in managing and supporting the Fund. The Board noted that the Fund currently has management fee breakpoints, which are intended to share with Fund shareholders economies of scale that may exist as the Fund’s assets grow.

Other Benefits to the Managers. In addition to considering the profits realized by the Managers, the Board considered information that was

38        OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS Unaudited / Continued

provided regarding the direct and indirect benefits the Managers receive as a result of their relationship with the Fund, including compensation paid to the Managers’ affiliates and research provided to the Adviser in connection with permissible brokerage arrangements (soft dollar arrangements).

Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees’ counsel are independent of the Managers within the meaning and intent of the Securities and Exchange Commission Rules.

Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, decided to continue the Agreements through August 31, 2017. In arriving at its decision, the Board did not identify any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreements, including the management fees, in light of all the surrounding circumstances.

39        OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

PORTFOLIO PROXY VOTING POLICIES AND GUIDELINES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Guidelines under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Guidelines is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

40        OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

TRUSTEES AND OFFICERS Unaudited

Name, Position(s) Held with the Fund, Length of Service, Age	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

Robert J. Malone, Chairman of the Board of Trustees (since 2016), Trustee (since 2002) Year of Birth: 1944	Chairman - Colorado Market of MidFirst Bank (since January 2015); Chairman of the Board (2012-2016) and Director (August 2005-March 2016) of Jones International University (educational organization); Trustee of the Gallagher Family Foundation (non-profit organization) (2000-2015); Chairman, Chief Executive Officer and Director of Steele Street Bank Trust (commercial banking) (August 2003-January 2015); Board of Directors of Opera Colorado Foundation (non-profit organization) (2008- 2012); Director of Colorado UpLIFT (charitable organization) (1986-2010); Director of Jones Knowledge, Inc. (2006-2010); Former Chairman of U.S. Bank-Colorado (subsidiary of U.S. Bancorp and formerly Colorado National Bank) (July 1996-April 1999); Director of Commercial Assets, Inc. (real estate investment trust) (1993-2000); Director of U.S. Exploration, Inc. (oil and gas exploration) (1997-February 2004); Chairman of the Board (1991-1994) and Trustee (1985-1994) of Regis University; and Chairman of the Board (1990-1991) and Trustee (1984-1999) of Young Presidents Organization. Oversees 47 portfolios in the OppenheimerFunds complex. Mr. Malone has served on the Boards of certain Oppenheimer funds since 2002, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Jon S. Fossel, Trustee (since 1990) Year of Birth: 1942	Chairman of the Board of Jack Creek Preserve Foundation (non-profit organization) (since March 2005); Director of Jack Creek Preserve Foundation (non-profit organization) (March 2005-December 2014); Chairman of the Board (2006-December 2011) and Director (June 2002-December 2011) of UNUMProvident (insurance company); Director of Northwestern Energy Corp. (public utility corporation) (November 2004-December 2009); Director of P.R. Pharmaceuticals (October 1999-October 2003); Director of Rocky Mountain Elk Foundation (non-profit organization) (February 1998-February 2003 and February 2005-February 2007); Chairman and Director (until October 1996) and President and Chief Executive Officer (until October 1995) of OppenheimerFunds, Inc.; President, Chief Executive Officer and Director of the following: Oppenheimer Acquisition Corp. (“OAC”) (parent holding company of OppenheimerFunds, Inc.), Shareholders Services, Inc. and Shareholder Financial Services, Inc. (until October 1995). Oversees 47 portfolios in the OppenheimerFunds complex. Mr. Fossel has served on the Boards of certain Oppenheimer funds since 1990, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Richard F. Grabish, Trustee (since 2012) Year of Birth: 1948	Formerly Senior Vice President and Assistant Director of Sales and Marketing (March 1997-December 2007), Director (March 1987-December 2007) and Manager of Private Client Services (June 1985-June 2005) of A.G. Edwards & Sons, Inc. (broker/dealer and investment firm); Chairman and Chief Executive Officer of A.G. Edwards Trust Company, FSB (March 2001-December 2007); President and Vice Chairman of A.G. Edwards Trust Company, FSB (investment adviser) (April 1987-March 2001); President of A.G. Edwards Trust Company, FSB (investment adviser) (June 2005-December 2007). Oversees 47 portfolios in the OppenheimerFunds complex. Mr. Grabish has served on the Boards of certain Oppenheimer funds since 2001, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Beverly L. Hamilton, Trustee (since 2002) Year of Birth: 1946	Trustee of Monterey Institute for International Studies (educational organization) (2000-2014); Board Member of Middlebury College (educational organization) (December 2005-June 2011); Chairman (2010-2016) of American Funds’ Emerging Markets Growth Fund, Inc. (mutual fund); Director of The California Endowment (philanthropic organization) (April 2002-April 2008); Director (February 2002-2005) and Chairman of Trustees (2006-2007) of the Community Hospital of Monterey Peninsula; Director (October 1991-2005) and Vice Chairman (2006-2009) of American Funds’ Emerging Markets Growth Fund, Inc. (mutual fund); President of ARCO Investment Management Company (February 1991-April 2000); Member of the investment committees of The Rockefeller Foundation (2001-2006) and The University of Michigan (since 2000); Advisor at Credit Suisse First Boston’s Sprout venture capital unit (venture capital fund) (1994-January 2005); Trustee of MassMutual Institutional Funds (investment company) (1996-June 2004); Trustee of MML Series Investment Fund (investment company) (April 1989-June 2004); Member of the investment committee of Hartford Hospital (2000-2003); and Advisor to Unilever (Holland) pension fund (2000-2003). Oversees 47 portfolios in the OppenheimerFunds complex. Ms. Hamilton has served on the Boards of certain Oppenheimer funds since 2002, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Victoria J. Herget, Trustee (since 2012) Year of Birth:1951	Board Chair (2008-2015) and Director (2004-Present), United Educators (insurance company); Trustee (since 2000) and Chair (since 2010), Newberry Library (independent research library); Trustee, Mather LifeWays (senior living organization) (since 2001); Independent Director of the First American Funds (mutual fund family) (2003-2011); former Managing Director (1993-2001), Principal (1985-1993), Vice President (1978-1985) and Assistant Vice President (1973-1978) of Zurich Scudder Investments (investment adviser) (and its predecessor firms); Trustee (1992-2007), Chair of the Board of Trustees (1999-2007), Investment Committee Chair (1994-1999) and Investment Committee member (2007-2010) of Wellesley College; Trustee, BoardSource (non-profit organization) (2006-2009) and Chicago City Day School (K-8 School) (1994-2005). Oversees 47 portfolios in the OppenheimerFunds complex. Ms. Herget has served on the Boards of certain Oppenheimer funds since 2012, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

41        OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

TRUSTEES AND OFFICERS Unaudited / Continued

F. William Marshall, Jr., Trustee (since 2000) Year of Birth: 1942	Trustee Emeritus of Worcester Polytech Institute (WPI) (private university) (since 2009); Trustee of MassMutual Select Funds (formerly MassMutual Institutional Funds) (investment company) (1996-2015), MML Series Investment Fund (investment company) (1996-2015) and Mass Mutual Premier Funds (investment company) (January 2012-December 2015); President and Treasurer of the SIS Fund (private charitable fund) (January 1999-March 2011); Former Trustee of WPI (1985-2008); Former Chairman of the Board (2004-2006) and Former Chairman of the Investment Committee of WPI (1994-2008); Chairman of SIS Family Bank, F.S.B. (formerly SIS Bank) (commercial bank) (January 1999-July 1999); Executive Vice President of Peoples Heritage Financial Group, Inc. (commercial bank) (January 1999-July 1999); and Former President and Chief Executive Officer of SIS Bancorp. (1993-1999). Oversees 47 portfolios in the OppenheimerFunds complex. Mr. Marshall has served on the Boards of certain Oppenheimer funds since 2000, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Karen L. Stuckey, Trustee (since 2012) Year of Birth: 1953	Member (since May 2015) of Desert Mountain Community Foundation Advisory Board (non-profit organization); Partner (1990-2012) of PricewaterhouseCoopers LLP (professional services firm) (held various positions 1975-1990); Trustee (1992- 2006), member of Executive, Nominating and Audit Committees and Chair of Finance Committee (1992-2006), and Emeritus Trustee (since 2006) of Lehigh University; and member, Women’s Investment Management Forum (professional organization) since inception. Oversees 47 portfolios in the OppenheimerFunds complex. Ms. Stuckey has served on the Boards of certain Oppenheimer funds since 2012, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

James D. Vaughn, Trustee (since 2012) Year of Birth:1945	Retired; former managing partner (1994-2001) of Denver office of Deloitte & Touche LLP, (held various positions 1969- 1993); Trustee and Chairman of the Audit Committee of Schroder Funds (2003-2012); Board member and Chairman of Audit Committee of AMG National Trust Bank (since 2005); Trustee and Investment Committee member, University of South Dakota Foundation (since 1996); Board member, Audit Committee Member and past Board Chair, Junior Achievement (since 1993); former Board member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network. Oversees 47 portfolios in the OppenheimerFunds complex. Mr. Vaughn has served on the Boards of certain Oppenheimer funds since 2012, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

INTERESTED TRUSTEE AND OFFICER	Mr. Steinmetz is an “Interested Trustee” because he is affiliated with the Manager and the Sub-Adviser by virtue of his positions as Chairman and director of the Sub-Adviser and officer and director of the Manager. Both as a Trustee and as an officer, Mr. Steinmetz serves for an indefinite term, or until his resignation, retirement, death or removal. Mr. Steinmetz’s address is 225 Liberty Street, New York, New York 10281-1008.

Arthur P. Steinmetz, Trustee (Since 2015), President and Principal Executive Officer (since 2014) Year of Birth: 1958	Chairman of OppenheimerFunds, Inc. (since January 2015); CEO and Chairman of OFI Global Asset Management, Inc. (since July 2014), President of OFI Global Asset Management, Inc. (since May 2013), a Director of OFI Global Asset Management, Inc. (since January 2013), Director of OppenheimerFunds, Inc. (since July 2014), President, Management Director and CEO of Oppenheimer Acquisition Corp. (OppenheimerFunds, Inc.‘s parent holding company) (since July 2014), and President and Director of OFI SteelPath, Inc. (since January 2013). Chief Investment Officer of the OppenheimerFunds advisory entities from (January 2013-December 2013); Executive Vice President of OFI Global Asset Management, Inc. (January 2013-May 2013); Chief Investment Officer of OppenheimerFunds, Inc. (October 2010-December 2012); Chief Investment Officer, Fixed- Income, of OppenheimerFunds, Inc. (April 2009-October 2010); Executive Vice President of OppenheimerFunds, Inc. (October 2009-December 2012); Director of Fixed Income of OppenheimerFunds, Inc. (January 2009-April 2009); and a Senior Vice President of OppenheimerFunds, Inc. (March 1993-September 2009). An officer of 103 portfolios in the OppenheimerFunds complex.

OTHER OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Messrs. Memani, Krantz, Mss. Lo Bessette, Foxson and Picciotto, 225 Liberty Street, New York, New York 10281-1008, for Mr. Petersen, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

Krishna Memani, Vice President (since 2009) Year of Birth: 1960	President of the Sub-Adviser (since January 2013); Executive Vice President of the Manager (since January 2014) and Chief Investment Officer of the OppenheimerFunds advisory entities (since January 2014). Chief Investment Officer, Fixed Income of the Sub-Adviser (January 2013-December 2013); Head of the Investment Grade Fixed Income Team of the Sub-Adviser (March 2009-January 2014); Director of Fixed Income of the Sub-Adviser (October 2010-December 2012); Senior Vice President of the Sub-Adviser (March 2009-December 2012) and Senior Vice President of OFI Global Institutional, Inc. (April 2009-December 2012). Managing Director and Head of the U.S. and European Credit Analyst Team at Deutsche Bank Securities (June 2006-January 2009). Chief Credit Strategist at Credit Suisse Securities (August 2002-March 2006). Managing Director and Senior Portfolio Manager at Putnam Investments (September 1998-June 2002). A portfolio manager and an officer of other portfolios in the OppenheimerFunds complex.

Magnus Krantz, Vice President (since 2013) Year of Birth: 1967	Vice President of the Sub-Adviser (since May 2009) and a portfolio manager of the Sub-Adviser (since November 2012); sector manager for technology for the Sub-Adviser’s Main Street Investment Team (since May 2009). Prior to joining the Sub-Adviser, Mr. Krantz was a sector manager at RS Investment and Guardian Life Insurance Company. Mr. Krantz joined Guardian Life Insurance Company in December 2005 and transitioned to RS Investments in October 2006 in connection with Guardian Life Insurance Company’s acquisition of an interest in RS Investments. Portfolio manager and analyst at Citigroup Asset Management (1998-2005) and as a consultant at Price Waterhouse (1997-1998). He also served as product development engineer at Newbridge Networks (1993-1996) and as a software engineer at Mitel Corporation (1990-1993). A portfolio manager and officer of other portfolios in the OppenheimerFunds complex.

42        OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

Cynthia Lo Bessette, Secretary and Chief Legal Officer (since 2016) Year of Birth: 1969	Executive Vice President, General Counsel and Secretary of the Manager (since February 2016); Chief Legal Officer of the Sub-Adviser and the Distributor (since February 2016); Vice President, General Counsel and Secretary of Oppenheimer Acquisition Corp. (since February 2016); General Counsel of OFI SteelPath, Inc., VTL Associates, LLC and Index Management Solutions, LLC (since February 2016); Chief Legal Officer of OFI Global Institutional, Inc., HarbourView Asset Management Corporation, OFI Global Trust Company, Oppenheimer Real Asset Management, Inc., OFI Private Investments Inc., Shareholder Services, Inc. and Trinity Investment Management Corporation (since February 2016); Senior Vice President and Deputy General Counsel (March 2015-February 2016) and Executive Vice President, Vice President, Corporate Counsel (February 2012-March 2015) and Deputy Chief Legal Officer (April 2013-March 2015) of Jennison Associates LLC; Assistant General Counsel (April 2008-September 2009) and Deputy General Counsel (October 2009-February 2012) of Lord Abbett & Co. LLC. An officer of 103 portfolios in the OppenheimerFunds complex.

Jennifer Foxson, Vice President and Chief Business Officer (since 2014) Year of Birth: 1969	Senior Vice President of OppenheimerFunds Distributor, Inc. (since June 2014); Vice President of OppenheimerFunds Distributor, Inc. (April 2006-June 2014); Vice President of the Sub-Adviser (January 1998-March 2006); Assistant Vice President of the Sub-Adviser (October 1991-December 1998). An officer of 103 portfolios in the OppenheimerFunds complex.

Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money Laundering Officer (since 2014) Year of Birth: 1973	Senior Vice President and Chief Compliance Officer of the Manager (since March 2014); Chief Compliance Officer of the Sub- Adviser, OFI SteelPath, Inc., OFI Global Trust Company, OFI Global Institutional, Inc., Oppenheimer Real Asset Management, Inc., OFI Private Investments, Inc., Harborview Asset Management Corporation, Trinity Investment Management Corporation, and Shareholder Services, Inc. (since March 2014); Managing Director of Morgan Stanley Investment Management Inc. and certain of its various affiliated entities; Chief Compliance Officer of various Morgan Stanley Funds (May 2010-January 2014); Chief Compliance Officer of Morgan Stanley Investment Management Inc. (April 2007-January 2014). An officer of 103 portfolios in the OppenheimerFunds complex.

Brian S. Petersen, Treasurer and Principal Financial & Accounting Officer (since 2016) Year of Birth: 1970	Vice President of the Manager (since January 2013); Vice President of the Sub-Adviser (February 2007-December 2012); Assistant Vice President of the Sub-Adviser (August 2002-2007). An officer of 103 portfolios in the OppenheimerFunds complex.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge, upon request, by calling 1.800.988.8287.

43        OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

A Series of Oppenheimer Variable Account Funds

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc.
DBA OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG LLP

Legal Counsel	Ropes & Gray LLP

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, or calling us at 1.800.988.8287. Read prospectuses and summary prospectuses carefully before investing.

© 2017 OppenheimerFunds, Inc. All rights reserved. Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.

December 31, 2016
Oppenheimer
Capital Appreciation Fund/VA	Annual Report
A Series of Oppenheimer Variable Account Funds

ANNUAL REPORT

Listing of Top Holdings

Fund Performance Discussion

Financial Statements

PORTFOLIO MANAGER: Paul Larson1

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED 12/31/16

	Inception Date	1-Year	5-Year	10-Year
Non-Service Shares	4/3/85	-2.20%	11.59%	5.34%
Service Shares	9/18/01	-2.43	11.31	5.07
S&P 500 Index		11.96	14.66	6.95
Russell 1000 Growth Index		7.08	14.50	8.33

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, call us at 1.800.988.8287. The Fund’s total returns should not be expected to be the same as the returns of other funds, whether or not both funds have the same portfolio managers and/or similar names. The Fund’s total returns include changes in share price and reinvested distributions but do not include the charges associated with the separate account products that offer this Fund. Such performance would have been lower if such charges were taken into account.

TOP HOLDINGS AND ALLOCATIONS

TOP TEN COMMON STOCK HOLDINGS

Apple, Inc.	6.9%

Alphabet, Inc., Cl. C	6.2

Microsoft Corp.	5.9

Facebook, Inc., Cl. A	4.5

Amazon.com, Inc.	3.7

Mastercard, Inc., Cl. A	3.1

Comcast Corp., Cl. A	2.7

Lowe’s Cos., Inc.	2.6

Priceline Group, Inc. (The)	2.2

PayPal Holdings, Inc.	2.0

Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2016, and are based on net assets. For more current Fund holdings, please visit oppenheimerfunds.com.

SECTOR ALLOCATION

Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2016, and are based on the total market value of common stocks.

1. Paul Larson became a portfolio manager in October 2016.

2      OPPENHEIMER CAPITAL APPRECIATION FUND/VA

Fund Performance Discussion

Changes were made to the Fund’s portfolio management team during the reporting period. Effective October 5, 2016, the new Portfolio Manager of the Fund is Paul Larson. Mr. Larson joined OppenheimerFunds in 2013 and has 20 years of investment experience. The Fund’s focus on domestic large-cap growth has not changed, but Mr. Larson and team will implement the same investment process employed by the Main Street strategies. The Main Street team employs a process that seeks to identify competitively advantaged companies with a compelling risk/reward profile, while seeking an all-weather orientation for the portfolio as a whole. The deep and experienced investment team has a history of guiding portfolios through distinct market cycles using this disciplined approach.

For the one-year reporting period, the Fund’s Non-Service shares generated a total return of -2.20%. In comparison, the Fund underperformed the Russell 1000 Growth Index (the “Index”), which returned 7.08% for the same period. The Fund was positioned strongly toward growth-oriented companies during the reporting period, yet value stocks outperformed during the period, and particularly following the election. While still remaining a growth fund, the new portfolio management team is in the process of moving the Fund to a more all-weather orientation in the value versus growth spectrum. The Fund also saw significant turnover—and related costs—in the closing months of the year as the portfolio manager change precipitated meaningful transformation within the portfolio. With the portfolio positioning changes nearly complete, turnover should be far lower going forward. On a sector basis, the largest underperformers included health care, consumer discretionary, and industrials, where stock selection detracted from performance. The Fund outperformed in energy due to an overweight position and stock selection, as well as in the utilities sector due to stock selection.

MARKET OVERVIEW

Markets were turbulent during the reporting period. However, domestic equities generally experienced gains, particularly after the November U.S. Presidential election. A large trend for the first half of 2016 was the demand for so-called “bond proxy stocks” with above average dividend yields. This trend was magnified post the Brexit vote as treasury yields, already at historic lows, were under pressure and future interest rate hike expectations continued to be pushed further out. However, the market environment shifted over the fourth quarter of 2016, when the “risk-on” trade returned. This meant a sharp rebound in lower quality cyclicals, outperformance by smaller versus larger cap stocks, and a rotation away from more stable earnings and defensive-oriented higher dividend companies. This theme continued through year end.

The one-year reporting period saw the market driven by several important macroeconomic trends and events:

●	The U.S. election, which saw Republicans take the White House and maintain control of Congress.
●	Given above, significant policy changes are expected surrounding taxation, cross-border trade, regulatory burdens, and healthcare.
●	With these changes, a broad shift from monetary stimuli to inflationary fiscal stimuli.
●	Uncertainty over the pace of Federal Reserve interest rate hikes.
●	The U.S. dollar materially strengthening versus other currencies.
●	Continued slow, but steady recovery in domestic consumer employment, wages and consumption.
●	Continued impact of Brexit, and increased uncertainty for global markets as a result.
●	Competitive currency devaluations, including negative interest rates in a number of jurisdictions, thrusting the world economy into uncharted territory.

As investors, it is important to know what is and what is not within one’s circle of competence. As such, we strive to keep the portfolio in an all-weather orientation. Whether rates, commodity prices, currencies or even whole economies go up or down, our goal is to have a portfolio that can out-perform no matter the environment.

If our strategy includes not making oversized macro factor bets, a reasonable question is, “What types of risks are you willing to take?” First, we believe identifying companies with sustainable competitive advantages (or economic moats, if you prefer), is squarely in the middle of our circle of competence.

Second, we believe we have the skills to identify company management teams that are likely to successfully execute on their plans. Lastly, correctly valuing stocks and seeing what expectations the market is pricing in is also within our skillset. It is not by accident that we weight the portfolio more heavily towards companies that we believe have structural competitive advantages and/or management teams that are executing (e.g. gaining market share, expanding profit margins), with at least reasonable stock valuations. Companies with these qualities generally have more stable earnings.

3      OPPENHEIMER CAPITAL APPRECIATION FUND/VA

Allow us to use a metaphor. If managing the portfolio was like betting on horses, we’d readily admit that we cannot predict ahead of time the weather or track conditions. But we do believe we can find the strongest horses (advantaged business models), the best jockeys (executing management teams), and can see when the payoff odds are in our favor (positive expected returns). To offset our agnostic position on the conditions, we seek to have some horses in the stable that we believe will win no matter the weather. In short, it boils down to mostly stock selection.

TOP INDIVIDUAL CONTRIBUTORS

Top contributors to the Fund’s performance this period included NVIDIA, Electronic Arts and Microsoft. We exited our position in NVIDIA and Electronic Arts. NVIDIA designs and develops three-dimensional graphic processors to the mainstream personal computer market. The company reported revenue above consensus over the first quarter of its fiscal year and guided second quarter revenue ahead of consensus expectations driven by broad-based growth. Shares of video game developer Electronic Arts rallied after reporting strong fourth quarter and full-year 2016 financial results in May 2016. Microsoft develops and supports software products. Over the third quarter of 2016, the company reported profit and sales better than analysts’ estimates, as a result of their aggressive push into Internet-based software and services for businesses. Revenue from Azure, the company’s corporate cloud platform, doubled in the quarter ending September 30.

TOP INDIVIDUAL DETRACTORS

Detractors from performance this reporting period included Allergan, Valeant Pharmaceuticals and LinkedIn. Allergan, formerly known as Actavis, is a specialty pharmaceuticals manufacturer that markets branded drugs for patients suffering from diseases principally in the eye care, neuroscience, medical aesthetics/ dermatology, women’s health and gastroenterology categories. In November 2015, the company announced that it was merging with Pfizer to create a global pharmaceuticals company, and expected the deal to close in the second half of 2016. However, the deal was torpedoed by new Treasury Department rules meant to block American companies from moving their corporate addresses overseas to avoid U.S. taxes. This led Pfizer and Allergan to walk away from the record $160 billion deal. Over the first half of the reporting period, Valeant Pharmaceuticals said it was under investigation by the U.S. Securities and Exchange Commission in a previously undisclosed probe, in addition to its delayed financial results. The new portfolio management team believes Valeant’s management will divest non-core assets and utilize its free cash flow to pay down debt. LinkedIn, the largest professional networking website, reported better-than-expected earnings for the last quarter but warned that revenue would fall short of what analysts had projected for 2016. It also said it was discontinuing a new online advertising system that had not worked out. We exited our position (though we continue to own the business, via its new parent company Microsoft).

STRATEGY & OUTLOOK

While bottom-up company research and stock selection continue to be central to our process and strategy, we do have some observations about the current environment. First, the upcoming change resulting from the elections are likely to be profound. While the exact forms change will take is still speculation at this point, here are our base case expectations for what we believe will happen in the year ahead:

●	Lower U.S. corporate tax rates (leading to fewer companies re-domiciling outside the U.S., and maybe some companies coming back)
●	Offsetting the lower rates, fewer specialized deductions
●	Lower regulatory burdens
●	Greater fiscal stimulus, most notably infrastructure spending
●	Rhetoric around protectionism in many forms, including higher import tariffs
●	Higher wages

While some of these changes—most notably tax rates—would directly lead to earnings growth in the near term, these changes do present some material risks that need to be considered.

Supply chains today are highly globalized, and higher friction within global trade could lead to disruptions and higher costs for our companies. Moreover, other countries could easily create retaliatory protectionist policies of their own, reducing demand for U.S. exports and/or making life more difficult for overseas operations of our companies. Finally, deflation has been the bigger concern in recent years, but these policies are clearly swinging the pendulum toward higher inflation. In moderation, inflation is helpful, but we are mindful that sometimes the pendulum can swing too far.

At the moment, the U.S. economy continues its “slow and steady” growth. This is being driven by favorable employment, wage and inflation data while home prices and innovation also continue to help drive the economy higher.

U.S. corporate revenues, earnings, and free cash flow have resumed their moderate growth. The post-election strength in US equity markets and the return of the “risk on trade” indicates that the consensus expects earnings growth to accelerate further in the quarters ahead.

4      OPPENHEIMER CAPITAL APPRECIATION FUND/VA

We continue to be laser-focused on the rise in “accounting shenanigans” and the rising spread between GAAP earnings and pro-forma adjusted earnings. This, combined with ongoing financial engineering, e.g., tax inversions and other obfuscations, have caused us to place increasing emphasis on judging the attractiveness of an investment based on free cash flow, rather than earnings.

While interest rates have increased in recent months, they are still very low relative to historical standards. Current capital allocation is fueled by this environment of ongoing relatively low interest rates. We believe the risks inherent to this market include the misallocation of capital if interest rates were to rise materially. We intend to maintain our discipline around valuation. Additionally, while innovation is alive and well and continuing to help generate economic growth, fundamental disruptions across market segments have been elevated. We continue to be focused on potential disruption risk to our companies.

We expect heightened uncertainty to return in the equity markets. Traditionally, during periods of economic uncertainty and heightened market volatility, investors favor stocks of higher quality companies—with greater consistency and stability of revenue and earnings— leading to relatively better stock performance for those companies. We think focusing on companies with economic moats and skilled management teams positions us well, should this environment come to pass. During times of economic volatility such companies frequently widen their lead over weaker competitors. We seek to invest in companies, characterized by these qualities, at compelling valuations and believe this disciplined approach is essential to generating superior long-term performance.

Investors should consider the Fund’s investment objective, risks, charges and expenses carefully before investing. The Fund’s prospectus and summary prospectus contain this and other information about the Fund, and may be obtained by asking your financial advisor or calling us at 1.800.988.8287. Read prospectuses and summary prospectuses carefully before investing.

Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown, but do not include the charges associated with the separate account products that offer this Fund.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

Comparing the Fund’s Performance to the Market. The graphs that follow show the performance of a hypothetical $10,000 investment in each share class of the Fund held until December 31, 2016. Performance is measured over a ten-fiscal-year period for both Classes. Performance information does not reflect charges that apply to separate accounts investing in the Fund. If these charges were taken into account, performance would be lower. The graphs assume that all dividends and capital gains distributions were reinvested in additional shares.

The Fund’s performance is compared to the performance of the S&P 500 Index and the Russell 1000 Growth Index. The S&P 500 Index is a broad-based measure of domestic stock performance. The Russell 1000 Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Indices are unmanaged and cannot be purchased directly by investors. Index performance is shown for illustrative purposes only and does not predict or depict the performance of the Fund. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the Index. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

5      OPPENHEIMER CAPITAL APPRECIATION FUND/VA

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, call us at 1.800. 988.8287. The Fund’s total returns should not be expected to be the same as the returns of other funds, whether or not both funds have the same portfolio managers and/or similar names. The Fund’s total returns include changes in share price and reinvested distributions but do not include the charges associated with the separate account products that offer this Fund. Such performance would have been lower if such charges were taken into account.

6      OPPENHEIMER CAPITAL APPRECIATION FUND/VA

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended December 31, 2016.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended December 31, 2016” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes.

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any charges associated with the separate accounts that offer this Fund. Therefore, the “hypothetical” lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these separate account charges were included your costs would have been higher.

Actual	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Expenses Paid During 6 Months Ended December 31, 2016
Non-Service shares	$1,000.00	$1,043.60	$4.12
Service shares	1,000.00	1,042.40	5.40

Hypothetical
(5% return before expenses)
Non-Service shares	1,000.00	1,021.11	4.07
Service shares	1,000.00	1,019.86	5.35

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended December 31, 2016 are as follows:

Class	Expense Ratios
Non-Service shares	0.80%
Service shares	1.05

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

7      OPPENHEIMER CAPITAL APPRECIATION FUND/VA

STATEMENT OF INVESTMENTS December 31, 2016

	Shares	Value

Common Stocks—96.8%

Consumer Discretionary—17.1%

Hotels, Restaurants & Leisure—2.0%

Cedar Fair LP1	133,437	$8,566,656

Starbucks Corp.	134,360	7,459,667

		16,026,323

Household Durables—2.4%

Newell Brands, Inc.	144,750	6,463,088

Whirlpool Corp.	66,960	12,171,319

		18,634,407

Internet & Direct Marketing Retail—5.9%

Amazon.com, Inc.[2]	39,624	29,712,849

Priceline Group, Inc. (The)[2]	11,770	17,255,526

		46,968,375

Media—2.7%

Comcast Corp., Cl. A	316,126	21,828,500

Specialty Retail—4.1%

AutoZone, Inc.[2]	14,820	11,704,688

Lowe’s Cos., Inc.	292,400	20,795,488

		32,500,176

Consumer Staples—7.8%

Beverages—3.8%

Constellation Brands, Inc., Cl. A	65,570	10,052,536

Dr Pepper Snapple Group, Inc.	109,540	9,931,992

Molson Coors Brewing Co., Cl. B	109,890	10,693,396

		30,677,924

Food & Staples Retailing—1.0%

Costco Wholesale Corp.	49,560	7,935,052

Food Products—1.7%

Conagra Brands, Inc.	105,930	4,189,531

Kraft Heinz Co. (The)	103,430	9,031,508

		13,221,039

Household Products—1.3%

Spectrum Brands Holdings, Inc.	85,020	10,400,497

Energy—2.2%

Energy Equipment & Services—0.4%

Halliburton Co.	60,202	3,256,326

Oil, Gas & Consumable Fuels—1.8%

EOG Resources, Inc.	30,421	3,075,563

Magellan Midstream Partners LP1	107,015	8,093,545

Pioneer Natural Resources Co.	19,611	3,531,353

		14,700,461

Financials—5.6%

Capital Markets—4.0%

BlackRock, Inc., Cl. A	11,130	4,235,410

Charles Schwab Corp. (The)	244,360	9,644,889

CME Group, Inc., Cl. A	80,820	9,322,587

Intercontinental Exchange, Inc.	161,850	9,131,577

		32,334,463

Real Estate Investment Trusts (REITs)—1.6%

Crown Castle International Corp.	98,190	8,519,947

Mid-America Apartment Communities, Inc.	42,760	4,187,059

		12,707,006

Health Care—16.4%

Biotechnology—4.0%

Amgen, Inc.	48,720	7,123,351

Biogen, Inc.[2]	45,470	12,894,383

Celgene Corp.[2]	104,464	12,091,708

		32,109,442

Health Care Equipment & Supplies—6.3%

Baxter International, Inc.	221,410	9,817,319

CR Bard, Inc.	36,760	8,258,502

	Shares	Value

Health Care Equipment & Supplies (Continued)

Danaher Corp.	154,870	$12,055,081

Intuitive Surgical, Inc.[2]	10,510	6,665,127

Medtronic plc	121,500	8,654,445

Stryker Corp.	36,510	4,374,263

		49,824,737

Health Care Providers & Services—2.6%

Humana, Inc.	50,250	10,252,507

Laboratory Corp. of America Holdings[2]	83,020	10,658,108

		20,910,615

Health Care Technology—0.6%

Cerner Corp.[2]	104,960	4,971,955

Pharmaceuticals—2.9%

Allergan plc[2]	76,100	15,981,761

Merck & Co., Inc.	94,350	5,554,384

Valeant Pharmaceuticals International, Inc.[2]	74,480	1,081,450

		22,617,595

Industrials—9.5%

Building Products—0.4%

Allegion plc	48,750	3,120,000

Commercial Services & Supplies—1.6%

KAR Auction Services, Inc.	291,300	12,415,206

Electrical Equipment—0.7%

Acuity Brands, Inc.	17,880	4,127,777

Rockwell Automation, Inc.	14,160	1,903,104

		6,030,881

Machinery—3.6%

Deere & Co.	110,470	11,382,829

Ingersoll-Rand plc	41,080	3,082,643

Stanley Black & Decker, Inc.	35,030	4,017,591

Wabtec Corp.	125,350	10,406,557

		28,889,620

Professional Services—1.0%

Nielsen Holdings plc	195,150	8,186,542

Road & Rail—2.2%

Canadian National Railway Co.	95,310	6,423,894

Canadian Pacific Railway Ltd.	70,120	10,011,032

Kansas City Southern	9,760	828,136

		17,263,062

Information Technology—35.6%

Internet Software & Services—10.6%

Alphabet, Inc., Cl. C2	63,910	49,327,016

Facebook, Inc., Cl. A2	309,570	35,616,029

		84,943,045

IT Services—6.2%

Mastercard, Inc., Cl. A	236,300	24,397,975

PayPal Holdings, Inc.[2]	407,220	16,072,973

Visa, Inc., Cl. A	116,158	9,062,647

		49,533,595

Semiconductors & Semiconductor Equipment—2.9%

Broadcom Ltd.	74,660	13,197,648

Texas Instruments, Inc.	132,950	9,701,362

		22,899,010

Software—9.0%

Activision Blizzard, Inc.	355,030	12,820,133

Microsoft Corp.	759,450	47,192,223

Oracle Corp.	297,110	11,423,880

		71,436,236

Technology Hardware, Storage & Peripherals—6.9%

Apple, Inc.	472,520	54,727,266

8      OPPENHEIMER CAPITAL APPRECIATION FUND/VA

	Shares	Value

Materials—1.3%

Chemicals—1.0%

Albemarle Corp.	49,100	$4,226,528

Sherwin-Williams Co. (The)	14,240	3,826,858

		8,053,386

Construction Materials—0.3%

Vulcan Materials Co.	15,650	1,958,596

	Shares	Value

Utilities—1.3%

Gas Utilities—1.3%

AmeriGas Partners LP1	211,050	$10,113,516

Total Common Stocks (Cost $675,097,605)		771,194,854

Investment Company—3.9%

Oppenheimer Institutional Government Money Market Fund, Cl. E, 0.43%[3,4] (Cost $31,306,028)	31,306,028	31,306,028

Total Investments, at Value (Cost $706,403,633)	100.7%	802,500,882

Net Other Assets (Liabilities)	(0.7)	(5,519,102)

Net Assets	100.0%	$796,981,780

Footnotes to Statement of Investments

1. Security is a Master Limited Partnership.

2. Non-income producing security.

3. Rate shown is the 7-day yield at period end.

4. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares December 31, 2015	Gross Additions	Gross Reductions	Shares December 31, 2016

Oppenheimer Institutional Government Money Market Fund, Cl. Ea	8,225,463	328,580,976	305,500,411	31,306,028

			Value	Income

Oppenheimer Institutional Government Money Market Fund, Cl. Ea			$31,306,028	$70,441

a. Prior to September 28, 2016, this fund was named Oppenheimer Institutional Money Market Fund.

See accompanying Notes to Financial Statements.

9      OPPENHEIMER CAPITAL APPRECIATION FUND/VA

STATEMENT OF ASSETS AND LIABILITIES December 31, 2016

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $675,097,605)	$771,194,854
Affiliated companies (cost $31,306,028)	31,306,028

802,500,882

Cash	2,000,609

Receivables and other assets:
Dividends	983,853
Shares of beneficial interest sold	310,134
Other	79,626

Total assets	805,875,104

Liabilities
Payables and other liabilities:
Investments purchased	8,459,224
Shares of beneficial interest redeemed	238,493
Trustees’ compensation	73,315
Distribution and service plan fees	62,557
Shareholder communications	31,296
Other	28,439

Total liabilities	8,893,324

Net Assets	$796,981,780

Composition of Net Assets
Par value of shares of beneficial interest	$16,561

Additional paid-in capital	624,327,701

Accumulated net investment loss	(101,477)

Accumulated net realized gain on investments	76,664,950

Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	96,074,045

Net Assets	$796,981,780

Net Asset Value Per Share
Non-Service Shares:
Net asset value, redemption price per share and offering price per share (based on net assets of $501,755,406 and 10,375,470 shares of beneficial interest outstanding)	$48.36

Service Shares:
Net asset value, redemption price per share and offering price per share (based on net assets of $295,226,374 and 6,185,743 shares of beneficial interest outstanding)	$47.73

See accompanying Notes to Financial Statements.

10      OPPENHEIMER CAPITAL APPRECIATION FUND/VA

STATEMENT OF OPERATIONS For the Year Ended December 31, 2016

Investment Income

Dividends:
Unaffiliated companies (net of foreign withholding taxes of $13,655)	$8,385,149
Affiliated companies	70,441

Total investment income	8,455,590

Expenses
Management fees	5,654,232

Distribution and service plan fees - Service shares	719,950

Transfer and shareholder servicing agent fees:
Non-Service shares	515,055
Service shares	288,234

Shareholder communications:
Non-Service shares	45,447
Service shares	25,589

Trustees’ compensation	35,177

Custodian fees and expenses	16,845

Borrowing fees	14,821

Other	81,630

Total expenses	7,396,980
Less reduction to custodian expenses	(1,385)
Less waivers and reimbursements of expenses	(233,965)

Net expenses	7,161,630

Net Investment Income	1,293,960

Realized and Unrealized Gain (Loss)
Net realized gain on investment transactions in unaffiliated companies	85,112,682

Net change in unrealized appreciation/depreciation on:
Investment transactions	(108,412,929)
Translation of assets and liabilities denominated in foreign currencies	(3,770)

Net change in unrealized appreciation/depreciation	(108,416,699)

Net Decrease in Net Assets Resulting from Operations	$(22,010,057)

See accompanying Notes to Financial Statements.

11      OPPENHEIMER CAPITAL APPRECIATION FUND/VA

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2016	Year Ended December 31, 2015

Operations
Net investment income	$1,293,960	$2,548,712

Net realized gain	85,112,682	91,601,467

Net change in unrealized appreciation/depreciation	(108,416,699)	(62,184,920)

Net increase (decrease) in net assets resulting from operations	(22,010,057)	31,965,259

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Non-Service shares	(2,123,971)	(554,707)
Service shares	(318,481)	—

	(2,442,452)	(554,707)

Distributions from net realized gain:
Non-Service shares	(53,815,550)	(106,184,924)
Service shares	(29,108,236)	(59,885,291)

	(82,923,786)	(166,070,215)

Beneficial Interest Transactions
Net increase in net assets resulting from beneficial interest transactions:
Non-Service shares	6,630,751	32,611,326
Service shares	15,475,883	30,119,410

	22,106,634	62,730,736

Net Assets
Total decrease	(85,269,661)	(71,928,927)

Beginning of period	882,251,441	954,180,368

End of period (including accumulated net investment income (loss) of $(101,477) and $ 1,047,015, respectively)	$796,981,780	$882,251,441

See accompanying Notes to Financial Statements.

12      OPPENHEIMER CAPITAL APPRECIATION FUND/VA

FINANCIAL HIGHLIGHTS

Non-Service Shares	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012

Per Share Operating Data
Net asset value, beginning of period	$55.49	$64.87	$57.88	$45.06	$39.75

Income (loss) from investment operations:
Net investment income[1]	0.12	0.22	0.09	0.23	0.42
Net realized and unrealized gain (loss)	(1.57)	2.25	8.64	13.09	5.18

Total from investment operations	(1.45)	2.47	8.73	13.32	5.60

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.22)	(0.06)	(0.27)	(0.50)	(0.29)
Distributions from net realized gain	(5.46)	(11.79)	(1.47)	0.00	0.00

Total dividends and/or distributions to shareholders	(5.68)	(11.85)	(1.74)	(0.50)	(0.29)

Net asset value, end of period	$48.36	$55.49	$64.87	$57.88	$45.06

Total Return, at Net Asset Value[2]	(2.20)%	3.54%	15.41%	29.74%	14.12%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$501,756	$564,514	$616,862	$626,907	$573,684

Average net assets (in thousands)	$514,525	$601,110	$614,272	$595,912	$600,121

Ratios to average net assets:[3]
Net investment income	0.25%	0.36%	0.15%	0.44%	0.95%
Expenses excluding specific expenses listed below	0.83%	0.81%	0.80%	0.81%	0.81%
Interest and fees from borrowings	0.00%[4]	0.00%[4]	0.00%	0.00%	0.00%

Total expenses[5]	0.83%	0.81%	0.80%	0.81%	0.81%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.80%	0.80%	0.80%[6]	0.80%	0.80%

Portfolio turnover rate	114%	60%	61%	77%	28%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Less than 0.005%.

5. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended December 31, 2016	0.83%
Year Ended December 31, 2015	0.81%
Year Ended December 31, 2014	0.80%
Year Ended December 31, 2013	0.81%
Year Ended December 31, 2012	0.81%

6. Waiver was less than 0.005%.

See accompanying Notes to Financial Statements.

13      OPPENHEIMER CAPITAL APPRECIATION FUND/VA

FINANCIAL HIGHLIGHTS Continued

Service Shares	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012

Per Share Operating Data
Net asset value, beginning of period	$54.80	$64.30	$57.37	$44.66	$39.40

Income (loss) from investment operations:
Net investment income (loss)[1]	0.00[2]	0.07	(0.06)	0.10	0.31
Net realized and unrealized gain (loss)	(1.55)	2.22	8.57	12.98	5.12

Total from investment operations	(1.55)	2.29	8.51	13.08	5.43

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.06)	0.00	(0.11)	(0.37)	(0.17)
Distributions from net realized gain	(5.46)	(11.79)	(1.47)	0.00	0.00

Total dividends and/or distributions to shareholders	(5.52)	(11.79)	(1.58)	(0.37)	(0.17)

Net asset value, end of period	$47.73	$54.80	$64.30	$57.37	$44.66

Total Return, at Net Asset Value[3]	(2.43)%	3.27%	15.13%	29.43%	13.81%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$295,226	$317,737	$337,318	$364,214	$366,664

Average net assets (in thousands)	$287,933	$332,468	$343,254	$367,615	$382,196

Ratios to average net assets:[4]
Net investment income (loss)	0.00%[5]	0.12%	(0.10)%	0.20%	0.71%
Expenses excluding specific expenses listed below	1.08%	1.06%	1.05%	1.06%	1.06%
Interest and fees from borrowings	0.00%[5]	0.00%[5]	0.00%	0.00%	0.00%

Total expenses[6]	1.08%	1.06%	1.05%	1.06%	1.06%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.05%	1.05%	1.05%[7]	1.05%	1.05%

Portfolio turnover rate	114%	60%	61%	77%	28%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Less than $0.005 per share.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended December 31, 2016	1.08%
Year Ended December 31, 2015	1.06%
Year Ended December 31, 2014	1.05%
Year Ended December 31, 2013	1.06%
Year Ended December 31, 2012	1.06%

7. Waiver was less than 0.005%.

See accompanying Notes to Financial Statements.

14      OPPENHEIMER CAPITAL APPRECIATION FUND/VA

NOTES TO FINANCIAL STATEMENTS December 31, 2016

1. Organization

Oppenheimer Capital Appreciation Fund/VA (the “Fund”), a separate series of Oppenheimer Variable Account Funds, is a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek capital appreciation. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI. Shares of the Fund are sold only to separate accounts of life insurance companies.

The Fund offers two classes of shares. Both classes are sold at their offering price, which is the net asset value per share, to separate investment accounts of participating insurance companies as an underlying investment for variable life insurance policies, variable annuity contracts or other investment products. The class of shares designated as Service shares is subject to a distribution and service plan. Both classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class.

The following is a summary of significant accounting policies followed in the Fund’s preparation of financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1) Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at Market Close as described in Note 3.

(2) Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at Market Close, the Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments shown in the Statement of Operations.

For securities, which are subject to foreign withholding tax upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding tax reclaims recorded on Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. GAAP, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Return of Capital Estimates. Distributions received from the Fund’s investments in Master Limited Partnerships (MLPs) and Real Estate Investments Trusts (REITs), generally are comprised of income and return of capital. The Fund records investment income and return of capital based on estimates. Such estimates are based on historical information available from each MLP, REIT and other industry sources. These estimates may subsequently be revised based on information received from MLPs and REITs after their tax reporting periods are concluded.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. This rate will increase to 2.00% effective January 1, 2017. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

15      OPPENHEIMER CAPITAL APPRECIATION FUND/VA

NOTES TO FINANCIAL STATEMENTS Continued

2. Significant Accounting Policies (Continued)

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends. The Fund has analyzed its tax positions for the fiscal year ended December 31, 2016, including open tax years, and does not believe there are any uncertain tax positions requiring recognition in the Fund’s financial statements.

The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Undistributed Net Investment Income	Undistributed Long-Term Gain	Accumulated Loss Carryforward[1,2]	Net Unrealized Appreciation Based on cost of Securities and Other Investments for Federal Income Tax Purposes

$1,290,709	$76,705,372	$—	$95,897,357

1. During the reporting period, the Fund did not utilize any capital loss carryforward.

2. During the previous reporting period, the Fund did not utilize any capital loss carryforward.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with U.S. GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

Accordingly, the following amounts have been reclassified for the reporting period. Net assets of the Fund were unaffected by the reclassifications.

Increase to Paid-in Capital	Reduction to Accumulated Net Realized Gain on Investments[3]

$7,314,047	$7,314,047

3. $7,314,047, all of which was long-term capital gain, was distributed in connection with Fund share redemptions.

The tax character of distributions paid during the reporting periods:

	Year Ended December 31, 2016	Year Ended December 31, 2015

Distributions paid from:
Ordinary income	$2,442,452	$24,673,136
Long-term capital gain	82,923,786	141,951,786

Total	$85,366,238	$166,624,922

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$ 706,580,321

Gross unrealized appreciation	$ 107,689,169
Gross unrealized depreciation	(11,791,812)

Net unrealized appreciation	$ 95,897,357

Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions

16      OPPENHEIMER CAPITAL APPRECIATION FUND/VA

2. Significant Accounting Policies (Continued)

that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern time, on each day the New York Stock Exchange (the “Exchange”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Equity securities traded on a securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the official closing price on the principal exchange on which the security is traded, as identified by the Manager, prior to the time when the Fund’s assets are valued. If the official closing price is unavailable, the security is valued at the last sale price on the principal exchange on which it is traded. If the official closing price or last sales price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage- backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through

17      OPPENHEIMER CAPITAL APPRECIATION FUND/VA

NOTES TO FINANCIAL STATEMENTS Continued

3. Securities Valuation (Continued)

a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The Fund classifies each of its investments in investment companies which are publicly offered as Level 1. Investment companies that are not publicly offered are measured using net asset value as a practical expedient, and are not classified in the fair value hierarchy.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$135,957,781	$—	$—	$135,957,781
Consumer Staples	62,234,512	—	—	62,234,512
Energy	17,956,787	—	—	17,956,787
Financials	45,041,469	—	—	45,041,469
Health Care	130,434,344	—	—	130,434,344
Industrials	75,905,311	—	—	75,905,311
Information Technology	283,539,152	—	—	283,539,152
Materials	10,011,982	—	—	10,011,982
Utilities	10,113,516	—	—	10,113,516
Investment Company	31,306,028	—	—	31,306,028

Total Assets	$802,500,882	$—	$—	$802,500,882

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

4. Investments and Risks

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are open-end management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investments in Money Market Instruments. The Fund is permitted to invest its free cash balances in money market instruments to provide liquidity or for defensive purposes. The Fund may invest in money market instruments by investing in Class E shares of Oppenheimer Institutional Government Money Market Fund (“IGMMF”), formerly known as Oppenheimer Institutional Money Market Fund, which is an Affiliated Fund. IGMMF is regulated as a money market fund under the 1940 Act, as amended. The Fund may also invest in money market instruments directly or in other affiliated or unaffiliated money market funds.

Master Limited Partnerships (“MLPs”). MLPs issue common units that represent an equity ownership interest in a partnership and provide limited

18      OPPENHEIMER CAPITAL APPRECIATION FUND/VA

4. Investments and Risks (Continued)

voting rights. MLP common units are registered with the Securities and Exchange Commission (“SEC”), and are freely tradable on securities exchanges such as the NYSE and the NASDAQ Stock Market (“NASDAQ”), or in the over-the-counter (“OTC”) market. An MLP consists of one or more general partners, who conduct the business, and one or more limited partners, who contribute capital. MLP common unit holders have a limited role in the partnership’s operations and management. The Fund, as a limited partner, normally would not be liable for the debts of the MLP beyond the amounts the Fund has contributed, but would not be shielded to the same extent that a shareholder of a corporation would be. In certain circumstances creditors of an MLP would have the right to seek return of capital distributed to a limited partner. This right of an MLP’s creditors would continue after the Fund sold its investment in the MLP.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

    The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

Shareholder Concentration. At period end, one shareholder owned 20% or more of the Fund’s total outstanding shares.

    The shareholder is a related party of the Fund. Related parties may include, but are not limited to, the investment manager and its affiliates, affiliated broker dealers, fund of funds, and directors or employees. The related party owned 50% of the Fund’s total outstanding shares at period end.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended December 31, 2016		Year Ended December 31, 2015
	Shares	Amount	Shares	Amount

Non-Service Shares
Sold	575,681	$28,663,769	257,353	$15,042,314
Dividends and/or distributions reinvested	1,203,259	55,939,521	1,895,571	106,739,631
Redeemed	(1,577,136)	(77,972,539)	(1,488,512)	(89,170,619)

Net increase	201,804	$6,630,751	664,412	$32,611,326

Service Shares
Sold	1,273,302	$61,113,815	931,104	$54,653,065
Dividends and/or distributions reinvested	640,546	29,426,717	1,075,333	59,885,291
Redeemed	(1,525,798)	(75,064,649)	(1,455,061)	(84,418,946)

Net increase	388,050	$15,475,883	551,376	$30,119,410

17      OPPENHEIMER CAPITAL APPRECIATION FUND/VA

NOTES TO FINANCIAL STATEMENTS Continued

7. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IGMMF, for the reporting period were as follows:

	Purchases	Sales

Investment securities	$894,252,796	$979,284,795

8. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule

Up to $200 million	0.75%
Next $200 million	0.72
Next $200 million	0.69
Next $200 million	0.66
Next $200 million	0.60
Over $1 billion	0.58

The Fund’s effective management fee for the reporting period was 0.70% of average annual net assets before any applicable waivers.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets. Fees incurred and average net assets for each class with respect to these services are detailed in the Statement of Operations and Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustees under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustees. The Fund purchases shares of the funds selected for deferral by the Trustees in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Distribution and Service Plan for Service Shares. The Fund has adopted a Distribution and Service Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act for Service shares to pay OppenheimerFunds Distributor, Inc. (the “Distributor”), for distribution related services, personal service and account maintenance for the Fund’s Service shares. Under the Plan, payments are made periodically at an annual rate of 0.25% of the daily net assets of Service shares of the Fund. The Distributor currently uses all of those fees to compensate sponsors of the insurance product that offers Fund shares, for providing personal service and maintenance of accounts of their variable contract owners that hold Service shares. These fees are paid out of the Fund’s assets on an on-going basis and increase operating expenses of the Service shares, which results in lower performance compared to the Fund’s shares that are not subject to a service fee. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Waivers and Reimbursements of Expenses. The Manager has contractually agreed to limit the Fund’s expenses after payments, waivers and/or reimbursements and reduction to custodian expenses, excluding any applicable dividend expense, taxes, interest and fees from borrowing, any subsidiary expenses, Acquired Fund Fees and Expenses, brokerage commissions, unusual and infrequent expenses and certain other Fund expenses; so that those expenses, as percentages of daily net assets, will not exceed the annual rate of 0.80% for Non-Service shares and 1.05% for Service shares. During the reporting period, the Manager waived fees and/or reimbursed the Fund $138,123 and $77,264 for Non-Service and Service shares, respectively.

    The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IGMMF. During the reporting period, the Manager waived fees and/or reimbursed the Fund $ 18,578 for IGMMF management fees.

    Waivers and/or reimbursements may be modified or terminated as set forth according to the terms in the prospectus.

20      OPPENHEIMER CAPITAL APPRECIATION FUND/VA

9. Borrowings and Other Financing

Joint Credit Facility. A number of mutual funds managed by the Manager participate in a $1.3 billion revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with atypical redemption activity. Expenses and fees related to the Facility are paid by the participating funds and are disclosed separately or as other expenses on the Statement of Operations. The Fund did not utilize the Facility during the reporting period.

10. Pending Litigation

In 2009, several putative class action lawsuits were filed and later consolidated before the U.S. District Court for the District of Colorado in connection with the investment performance of Oppenheimer Rochester California Municipal Fund (the “California Fund”), a fund advised by OppenheimerFunds, Inc. (“OFI”) and distributed by OppenheimerFunds Distributor, Inc. (“OFDI”). The plaintiffs asserted claims against OFI, OFDI and certain present and former trustees and officers of the California Fund under the federal securities laws, alleging, among other things, that the disclosure documents of the California Fund contained misrepresentations and omissions and the investment policies of the California Fund were not followed. An amended complaint and a motion to dismiss were filed, and in 2011, the court issued an order which granted in part and denied in part the defendants’ motion to dismiss. In October 2015, following a successful appeal by defendants and a subsequent hearing, the court granted plaintiffs’ motion for class certification and appointed class representatives and class counsel.

OFI and OFDI believe the suit is without merit; that it is premature to render any opinion as to the likelihood of an outcome unfavorable to them in the suit; and that no estimate can yet be made as to the amount or range of any potential loss. Furthermore, OFI believes that the suit should not impair the ability of OFI or OFDI to perform their respective duties to the Fund and that the outcome of the suit should not have any material effect on the operations of any of the Oppenheimer funds.

21      OPPENHEIMER CAPITAL APPRECIATION FUND/VA

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of Oppenheimer Variable Account Funds:

We have audited the accompanying statement of assets and liabilities of Oppenheimer Capital Appreciation Fund/VA (a separate series of Oppenheimer Variable Account Funds), including the statement of investments, as of December 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Capital Appreciation Fund/VA as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Denver, Colorado

February 15, 2017

22      OPPENHEIMER CAPITAL APPRECIATION FUND/VA

FEDERAL INCOME TAX INFORMATION Unaudited

In early 2017, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2016.

    Capital gain distributions of $5.46372 per share were paid to Non-Service and Service shareholders, respectively, on June 21, 2016. Whether received in stock or in cash, the capital gain distribution should be treated by shareholders as a gain from the sale of the capital assets held for more than one year (long-term capital gains).

    Dividends, if any, paid by the Fund during the reporting period which are not designated as capital gain distributions should be multiplied by the maximum amount allowable but not less than 100% to arrive at the amount eligible for the corporate dividend-received deduction.

    The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

23      OPPENHEIMER CAPITAL APPRECIATION FUND/VA

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS  Unaudited

    The Fund has entered into an investment advisory agreement with OFI Global Asset Management, Inc. (“OFI Global” or the “Adviser”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”) (“OFI Global” and “OFI” together the “Managers”) and OFI Global has entered into a sub-advisory agreement with OFI whereby OFI provides investment sub-advisory services to the Fund (collectively, the “Agreements”). Each year, the Board of Trustees (the “Board”), including a majority of the independent Trustees, is required to determine whether to approve the terms of the Agreements and the renewal thereof. The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Managers provide, such information as may be reasonably necessary to evaluate the terms of the Agreements. The Board employs an independent consultant to prepare a report that provides information, including comparative information that the Board requests for that purpose. In addition to in-person meetings focused on this evaluation, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.

    The Managers and the independent consultant provided information to the Board on the following factors:

(i) the nature, quality and extent of the Managers’ services, (ii) the comparative investment performance of the Fund and the Managers, (iii) the fees and expenses of the Fund, including comparative fee and expense information, (iv) the profitability of the Managers and their affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Managers from their relationship with the Fund. The Board was aware that there are alternatives to retaining the Managers.

    Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.

    Nature, Quality and Extent of Services. The Board considered information about the nature, quality and extent of the services provided to the Fund and information regarding the Managers’ key personnel who provide such services. The Managers’ duties include providing the Fund with the services of the portfolio manager and the Sub-Adviser’s investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments; and securities trading services. OFI Global is responsible for oversight of third-party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions; risk management; and oversight of the Sub-Adviser. OFI Global is also responsible for providing certain administrative services to the Fund. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the U.S. Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by federal and state securities laws for the sale of the Fund’s shares. OFI Global also provides the Fund with office space, facilities and equipment.

    The Board also considered the quality of the services provided and the quality of the Managers’ resources that are available to the Fund. The Board took account of the fact that the Sub-Adviser has over fifty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Managers’ advisory, administrative, accounting, legal, compliance and risk management services, and information the Board has received regarding the experience and professional qualifications of the Managers’ key personnel and the size and functions of its staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Paul Larson, the portfolio manager for the Fund, and the Sub-Adviser’s investment team and analysts. The Board members also considered the totality of their experiences with the Managers as directors or trustees of the Fund and other funds advised by the Managers. The Board considered information regarding the quality of services provided by affiliates of the Managers, which the Board members have become knowledgeable about through their experiences with the Managers and in connection with the renewal of the Fund’s service agreements. The Board concluded, in light of the Managers’ experience, reputation, personnel, operations and resources that the Fund benefits from the services provided under the Agreements.

    Investment Performance of the Managers and the Fund. Throughout the year, the Managers provided information on the investment performance of the Fund, the Adviser and the Sub-Adviser, including comparative performance information. The Board also reviewed information, prepared by the Managers and by the independent consultant, comparing the Fund’s historical performance to relevant market indices and to the performance of other large growth funds underlying variable insurance products. The Board noted that the Fund underperformed its category median during the one-, three-, five- and ten-year periods. The Board also noted that the Fund outperformed its category median in 2014, though it underperformed its category median in 2015. The Board considered that Michael Kotlarz took over sole portfolio management responsibilities on May 31, 2013 and has been fully accountable for the Fund’s performance since June 30, 2013. The Board further considered that the Fund’s recent underperformance has been relatively concentrated in a short time period from February to April 2016, during which time there was an unprecedented sharp sell-off in high growth momentum companies. The Board noted the Adviser’s assertion that the Fund has had top quartile results since the end of March 2016 and that it outperformed its category for the quarter ended June 30, 2016.

    Fees and Expenses of the Fund. The Board reviewed the fees paid to the Adviser and the other expenses borne by the Fund. The Board noted that the Adviser, not the Fund, pays the Sub-Adviser’s fee under the sub-advisory agreement. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other large growth funds underlying variable insurance products. In reviewing the fees and expenses charged to the VA funds, the Board considered the Adviser’s assertion that, because there is much greater disparity in the fees and services that may be provided by a manager to a VA fund as opposed to a retail fund, when comparing the expenses of the various VA funds to those of retail funds, it is most appropriate to focus on total expenses (rather than on the management fees). Accordingly, while the Board reviewed and considered all expenses, it focused on total expenses. The Board considered that the Fund’s total expenses were higher than its peer group median and its category median and that its contractual management fee was lower than its peer group median and category median. The Adviser has contractually agreed to limit the Fund’s total annual operating expenses so that those expenses, as percentages of daily net assets, will not exceed the annual rate of 0.80% for Non-Service Shares and 1.05% for Service Shares. This waiver and/or reimbursement may not be amended or withdrawn until one year from the date of the Fund’s prospectus, unless approved by the Board.

    Economies of Scale and Profits Realized by the Managers. The Board considered information regarding the Managers’ costs in serving as the Fund’s investment adviser and sub-adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Managers’ profitability from their relationship with the Fund. The Board also considered that the Managers must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund. The Board reviewed whether the

24      OPPENHEIMER CAPITAL APPRECIATION FUND/VA

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS Unaudited / Continued

Managers may realize economies of scale in managing and supporting the Fund. The Board noted that the Fund currently has management fee breakpoints, which are intended to share with Fund shareholders economies of scale that may exist as the Fund’s assets grow.

Other Benefits to the Managers. In addition to considering the profits realized by the Managers, the Board considered information that was provided regarding the direct and indirect benefits the Managers receive as a result of their relationship with the Fund, including compensation paid to the Managers’ affiliates and research provided to the Adviser in connection with permissible brokerage arrangements (soft dollar arrangements).

Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees’ counsel are independent of the Managers within the meaning and intent of the Securities and Exchange Commission Rules.

Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, decided to continue the Agreements through August 31, 2017. In arriving at its decision, the Board did not identify any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreements, including the management fees, in light of all the surrounding circumstances.

25      OPPENHEIMER CAPITAL APPRECIATION FUND/VA

PORTFOLIO PROXY VOTING POLICIES AND GUIDELINES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Guidelines under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Guidelines is available (i) without charge, upon request, by calling the Fund toll-free at 1.800. CALL OPP (225.5677), (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800. CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

26      OPPENHEIMER CAPITAL APPRECIATION FUND/VA

TRUSTEES AND OFFICERS Unaudited

Name, Position(s) Held with the Fund, Length of Service, Age	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

Robert J. Malone, Chairman of the Board of Trustees (since 2016), Trustee (since 2002) Year of Birth: 1944	Chairman - Colorado Market of MidFirst Bank (since January 2015); Chairman of the Board (2012-2016) and Director (August 2005-March 2016) of Jones International University (educational organization); Trustee of the Gallagher Family Foundation (non-profit organization) (2000-2015); Chairman, Chief Executive Officer and Director of Steele Street Bank Trust (commercial banking) (August 2003-January 2015); Board of Directors of Opera Colorado Foundation (non-profit organization) (2008- 2012); Director of Colorado UpLIFT (charitable organization) (1986-2010); Director of Jones Knowledge, Inc. (2006-2010); Former Chairman of U.S. Bank-Colorado (subsidiary of U.S. Bancorp and formerly Colorado National Bank) (July 1996-April 1999); Director of Commercial Assets, Inc. (real estate investment trust) (1993-2000); Director of U.S. Exploration, Inc. (oil and gas exploration) (1997-February 2004); Chairman of the Board (1991-1994) and Trustee (1985-1994) of Regis University; and Chairman of the Board (1990-1991) and Trustee (1984-1999) of Young Presidents Organization. Oversees 47 portfolios in the OppenheimerFunds complex. Mr. Malone has served on the Boards of certain Oppenheimer funds since 2002, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Jon S. Fossel, Trustee (since 1990) Year of Birth: 1942	Chairman of the Board of Jack Creek Preserve Foundation (non-profit organization) (since March 2005); Director of Jack Creek Preserve Foundation (non-profit organization) (March 2005-December 2014); Chairman of the Board (2006-December 2011) and Director (June 2002-December 2011) of UNUMProvident (insurance company); Director of Northwestern Energy Corp. (public utility corporation) (November 2004-December 2009); Director of P.R. Pharmaceuticals (October 1999-October 2003); Director of Rocky Mountain Elk Foundation (non-profit organization) (February 1998-February 2003 and February 2005-February 2007); Chairman and Director (until October 1996) and President and Chief Executive Officer (until October 1995) of OppenheimerFunds, Inc.; President, Chief Executive Officer and Director of the following: Oppenheimer Acquisition Corp. (“OAC”) (parent holding company of OppenheimerFunds, Inc.), Shareholders Services, Inc. and Shareholder Financial Services, Inc. (until October 1995). Oversees 47 portfolios in the OppenheimerFunds complex. Mr. Fossel has served on the Boards of certain Oppenheimer funds since 1990, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Richard F. Grabish, Trustee (since 2012) Year of Birth: 1948	Formerly Senior Vice President and Assistant Director of Sales and Marketing (March 1997-December 2007), Director (March 1987-December 2007) and Manager of Private Client Services (June 1985-June 2005) of A.G. Edwards & Sons, Inc. (broker/dealer and investment firm); Chairman and Chief Executive Officer of A.G. Edwards Trust Company, FSB (March 2001-December 2007); President and Vice Chairman of A.G. Edwards Trust Company, FSB (investment adviser) (April 1987-March 2001); President of A.G. Edwards Trust Company, FSB (investment adviser) (June 2005-December 2007). Oversees 47 portfolios in the OppenheimerFunds complex. Mr. Grabish has served on the Boards of certain Oppenheimer funds since 2001, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Beverly L. Hamilton, Trustee (since 2002) Year of Birth: 1946	Trustee of Monterey Institute for International Studies (educational organization) (2000-2014); Board Member of Middlebury College (educational organization) (December 2005-June 2011); Chairman (2010-2016) of American Funds’ Emerging Markets Growth Fund, Inc. (mutual fund); Director of The California Endowment (philanthropic organization) (April 2002-April 2008); Director (February 2002-2005) and Chairman of Trustees (2006-2007) of the Community Hospital of Monterey Peninsula; Director (October 1991-2005) and Vice Chairman (2006-2009) of American Funds’ Emerging Markets Growth Fund, Inc. (mutual fund); President of ARCO Investment Management Company (February 1991-April 2000); Member of the investment committees of The Rockefeller Foundation (2001-2006) and The University of Michigan (since 2000); Advisor at Credit Suisse First Boston’s Sprout venture capital unit (venture capital fund) (1994-January 2005); Trustee of MassMutual Institutional Funds (investment company) (1996-June 2004); Trustee of MML Series Investment Fund (investment company) (April 1989-June 2004); Member of the investment committee of Hartford Hospital (2000-2003); and Advisor to Unilever (Holland) pension fund (2000-2003). Oversees 47 portfolios in the OppenheimerFunds complex. Ms. Hamilton has served on the Boards of certain Oppenheimer funds since 2002, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Victoria J. Herget, Trustee (since 2012) Year of Birth:1951	Board Chair (2008-2015) and Director (2004-Present), United Educators (insurance company); Trustee (since 2000) and Chair (since 2010), Newberry Library (independent research library); Trustee, Mather LifeWays (senior living organization) (since 2001); Independent Director of the First American Funds (mutual fund family) (2003-2011); former Managing Director (1993-2001), Principal (1985-1993), Vice President (1978-1985) and Assistant Vice President (1973-1978) of Zurich Scudder Investments (investment adviser) (and its predecessor firms); Trustee (1992-2007), Chair of the Board of Trustees (1999-2007), Investment Committee Chair (1994-1999) and Investment Committee member (2007-2010) of Wellesley College; Trustee, BoardSource (non-profit organization) (2006-2009) and Chicago City Day School (K-8 School) (1994-2005). Oversees 47 portfolios in the OppenheimerFunds complex. Ms. Herget has served on the Boards of certain Oppenheimer funds since 2012, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

27      OPPENHEIMER CAPITAL APPRECIATION FUND/VA

TRUSTEES AND OFFICERS Unaudited / Continued

F. William Marshall, Jr., Trustee (since 2000) Year of Birth: 1942	Trustee Emeritus of Worcester Polytech Institute (WPI) (private university) (since 2009); Trustee of MassMutual Select Funds (formerly MassMutual Institutional Funds) (investment company) (1996-2015), MML Series Investment Fund (investment company) (1996-2015) and Mass Mutual Premier Funds (investment company) (January 2012-December 2015); President and Treasurer of the SIS Fund (private charitable fund) (January 1999-March 2011); Former Trustee of WPI (1985-2008); Former Chairman of the Board (2004-2006) and Former Chairman of the Investment Committee of WPI (1994-2008); Chairman of SIS Family Bank, F.S.B. (formerly SIS Bank) (commercial bank) (January 1999-July 1999); Executive Vice President of Peoples Heritage Financial Group, Inc. (commercial bank) (January 1999-July 1999); and Former President and Chief Executive Officer of SIS Bancorp. (1993-1999). Oversees 47 portfolios in the OppenheimerFunds complex. Mr. Marshall has served on the Boards of certain Oppenheimer funds since 2000, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Karen L. Stuckey, Trustee (since 2012) Year of Birth: 1953	Member (since May 2015) of Desert Mountain Community Foundation Advisory Board (non-profit organization); Partner (1990-2012) of PricewaterhouseCoopers LLP (professional services firm) (held various positions 1975-1990); Trustee (1992- 2006), member of Executive, Nominating and Audit Committees and Chair of Finance Committee (1992-2006), and Emeritus Trustee (since 2006) of Lehigh University; and member, Women’s Investment Management Forum (professional organization) since inception. Oversees 47 portfolios in the OppenheimerFunds complex. Ms. Stuckey has served on the Boards of certain Oppenheimer funds since 2012, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

James D. Vaughn, Trustee (since 2012) Year of Birth: 1945	Retired; former managing partner (1994-2001) of Denver office of Deloitte & Touche LLP, (held various positions 1969- 1993); Trustee and Chairman of the Audit Committee of Schroder Funds (2003-2012); Board member and Chairman of Audit Committee of AMG National Trust Bank (since 2005); Trustee and Investment Committee member, University of South Dakota Foundation (since 1996); Board member, Audit Committee Member and past Board Chair, Junior Achievement (since 1993); former Board member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network. Oversees 47 portfolios in the OppenheimerFunds complex. Mr. Vaughn has served on the Boards of certain Oppenheimer funds since 2012, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

INTERESTED TRUSTEE AND OFFICER	Mr. Steinmetz is an “Interested Trustee” because he is affiliated with the Manager and the Sub-Adviser by virtue of his positions as Chairman and director of the Sub-Adviser and officer and director of the Manager. Both as a Trustee and as an officer, Mr. Steinmetz serves for an indefinite term, or until his resignation, retirement, death or removal. Mr. Steinmetz’s address is 225 Liberty Street, New York, New York 10281-1008.

Arthur P. Steinmetz, Trustee (Since 2015), President and Principal Executive Officer (since 2014) Year of Birth: 1958	Chairman of OppenheimerFunds, Inc. (since January 2015); CEO and Chairman of OFI Global Asset Management, Inc. (since July 2014), President of OFI Global Asset Management, Inc. (since May 2013), a Director of OFI Global Asset Management, Inc. (since January 2013), Director of OppenheimerFunds, Inc. (since July 2014), President, Management Director and CEO of Oppenheimer Acquisition Corp. (OppenheimerFunds, Inc.‘s parent holding company) (since July 2014), and President and Director of OFI SteelPath, Inc. (since January 2013). Chief Investment Officer of the OppenheimerFunds advisory entities from (January 2013-December 2013); Executive Vice President of OFI Global Asset Management, Inc. (January 2013-May 2013); Chief Investment Officer of OppenheimerFunds, Inc. (October 2010-December 2012); Chief Investment Officer, Fixed- Income, of OppenheimerFunds, Inc. (April 2009-October 2010); Executive Vice President of OppenheimerFunds, Inc. (October 2009-December 2012); Director of Fixed Income of OppenheimerFunds, Inc. (January 2009-April 2009); and a Senior Vice President of OppenheimerFunds, Inc. (March 1993-September 2009). An officer of 103 portfolios in the OppenheimerFunds complex.

OTHER OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Mr. Larson, Mss. Lo Bessette, Foxson and Picciotto, 225 Liberty Street, New York, New York 10281-1008, for Mr. Petersen, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

Paul Larson, Vice President (since 2016) Year of Birth: 1971	Vice President of the Sub-Adviser (since January 2013). Prior to joining the Sub-Adviser, he was a portfolio manager and Chief Equity Strategist at Morningstar. He was previously an analyst at Morningstar covering the energy sector and oversaw the firm’s natural resources analysts. Prior to joining Morningstar in 2002, Mr. Larson was an analyst with The Motley Fool. A portfolio manager and officer of other portfolios in the OppenheimerFunds complex.

Cynthia Lo Bessette, Secretary and Chief Legal Officer (since 2016) Year of Birth: 1969	Executive Vice President, General Counsel and Secretary of the Manager (since February 2016); Chief Legal Officer of the Sub-Adviser and the Distributor (since February 2016); Vice President, General Counsel and Secretary of Oppenheimer Acquisition Corp. (since February 2016); General Counsel of OFI SteelPath, Inc., VTL Associates, LLC and Index Management Solutions, LLC (since February 2016); Chief Legal Officer of OFI Global Institutional, Inc., HarbourView Asset Management Corporation, OFI Global Trust Company, Oppenheimer Real Asset Management, Inc., OFI Private Investments Inc., Shareholder Services, Inc. and Trinity Investment Management Corporation (since February 2016); Senior Vice President and Deputy General Counsel (March 2015-February 2016) and Executive Vice President, Vice President, Corporate Counsel (February 2012-March 2015) and Deputy Chief Legal Officer (April 2013-March 2015) of Jennison Associates LLC; Assistant General Counsel (April 2008-September 2009) and Deputy General Counsel (October 2009-February 2012) of Lord Abbett & Co. LLC. An officer of 103 portfolios in the OppenheimerFunds complex.

Jennifer Foxson, Vice President and Chief Business Officer (since 2014) Year of Birth: 1969	Senior Vice President of OppenheimerFunds Distributor, Inc. (since June 2014); Vice President of OppenheimerFunds Distributor, Inc. (April 2006-June 2014); Vice President of the Sub-Adviser (January 1998-March 2006); Assistant Vice President of the Sub-Adviser (October 1991-December 1998). An officer of 103 portfolios in the OppenheimerFunds complex.

28      OPPENHEIMER CAPITAL APPRECIATION FUND/VA

Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money Laundering Officer (since 2014) Year of Birth: 1973	Senior Vice President and Chief Compliance Officer of the Manager (since March 2014); Chief Compliance Officer of the Sub-Adviser, OFI SteelPath, Inc., OFI Global Trust Company, OFI Global Institutional, Inc., Oppenheimer Real Asset Management, Inc., OFI Private Investments, Inc., Harborview Asset Management Corporation, Trinity Investment Management Corporation, and Shareholder Services, Inc. (since March 2014); Managing Director of Morgan Stanley Investment Management Inc. and certain of its various affiliated entities; Chief Compliance Officer of various Morgan Stanley Funds (May 2010-January 2014); Chief Compliance Officer of Morgan Stanley Investment Management Inc. (April 2007-January 2014). An officer of 103 portfolios in the OppenheimerFunds complex.

Brian S. Petersen, Treasurer and Principal Financial & Accounting Officer (since 2016) Year of Birth: 1970	Vice President of the Manager (since January 2013); Vice President of the Sub-Adviser (February 2007-December 2012); Assistant Vice President of the Sub-Adviser (August 2002-2007). An officer of 103 portfolios in the OppenheimerFunds complex.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge, upon request, by calling 1.800.988.8287.

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31      OPPENHEIMER CAPITAL APPRECIATION FUND/VA

OPPENHEIMER CAPITAL APPRECIATION FUND/VA

A Series of Oppenheimer Variable Account Funds

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc. DBA OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG LLP

Legal Counsel	Ropes & Gray LLP

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, or calling us at 1.800.988.8287. Read prospectuses and summary prospectuses carefully before investing.

© 2017 OppenheimerFunds, Inc. All rights reserved. Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.

December 31, 2016
Oppenheimer
Core Bond Fund/VA	Annual Report
A Series of Oppenheimer Variable Account Funds

ANNUAL REPORT

Listing of Top Holdings

Fund Performance Discussion

Financial Statements

PORTFOLIO MANAGERS: Krishna Memani and Peter A. Strzalkowski, CFA

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED 12/31/16

	Inception Date	1-Year	5-Year	10-Year
Non-Service Shares	4/3/85	3.27%	4.27%	0.36%
Service Shares	5/1/02	3.05	4.02	0.11
Bloomberg Barclays Credit Index		5.63	3.85	5.31
Bloomberg Barclays U.S. Aggregate Bond Index		2.65	2.23	4.34
Citigroup Broad Investment Grade Bond Index		2.66	2.22	4.43

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, call us at 1.800.988.8287. The Fund’s total returns should not be expected to be the same as the returns of other funds, whether or not both funds have the same portfolio managers and/or similar names. The Fund’s total returns include changes in share price and reinvested distributions but do not include the charges associated with the separate account products that offer this Fund. Such performance would have been lower if such charges were taken into account.

TOP HOLDINGS AND ALLOCATIONS

PORTFOLIO ALLOCATION
Non-Convertible Corporate Bonds and Notes	37.2%
Mortgage-Backed Obligations
Government Agency	24.4
Non-Agency	10.2
Short-Term Notes	13.2
Asset-Backed Securities	11.8
Investment Company
Oppenheimer Institutional Government Money Market Fund	1.6
U.S. Government Obligations	1.3
Certificates of Deposit	0.3
Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2016, and are based on the total market value of investments.
CORPORATE BONDS & NOTES - TOP TEN INDUSTRIES
Commercial Banks	4.6%
Oil, Gas & Consumable Fuels	3.1
Electric Utilities	2.4
Capital Markets	2.2
Automobiles	2.1
Diversified Telecommunication Services	2.1
Media	1.9
Food Products	1.9
Beverages	1.7
Chemicals	1.4
Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2016, and are based on net assets.

2        OPPENHEIMER CORE BOND FUND/VA

Fund Performance Discussion

MARKET OVERVIEW

It was a volatile reporting period for fixed-income markets. Central Bank policy was a major focus this reporting period, with statements and actions from the Federal Reserve (the “Fed”), Bank of Japan (BoJ), European Central Bank (“ECB”), and more, fueling movements in global capital markets. Throughout most of the year, the question of when the Fed would raise interest rates remained. It finally did in the closing month of the reporting period. Improved economic data and outlook led the Fed to hike its policy rates by 0.25% in December, meeting market expectations. The Fed’s policy making Federal Open Market Committee noted they will continue to be cautious and will hike rates gradually, but posted a modestly optimistic outlook. By year end, markets were pricing for slightly more than two hikes by the end of 2017.

Other major events that created volatility during the year were the United Kingdom’s (“UK”) vote to leave the European Union (commonly referred to as Brexit) and the U.S. Presidential election. After Brexit, U.S. markets became extremely volatile for two days. However, the event came and went with most financial assets rallying strong early in the third quarter.

Markets turned to general risk on mode after the surprise election of Donald Trump with equities climbing, credit spreads narrowing to the tightest levels since early 2015, and U.S. Treasury yields climbing to levels not experienced since 2014. The dollar rallied strongly against many currencies, particularly after Mr. Trump’s victory.

Even with the substantial sell off of U.S. Treasuries after the election, the Bloomberg Barclays U.S. Treasury Index still posted a positive return for the year at just over 1%. Spread sectors fared much better, with Industrials posting over 7% gains, while returns of structured products (mortgage backed securities and asset backed securities) were more muted. Distressed credit was the stand-out performer amongst global fixed income asset classes as higher oil prices reduced fears of significant defaults in the energy and mining sectors.

FUND REVIEW

Against this backdrop, the Fund’s Non-Service shares produced a return of 3.27% during the reporting period. In comparison, the Fund’s benchmarks, the Bloomberg Barclays U.S. Aggregate Bond Index (the “Index”), the Bloomberg Barclays Credit Index and the Citigroup Broad Investment Grade Bond Index, returned 2.65%, 5.63%, and 2.66%, respectively. The Fund’s outperformance versus the Index this reporting period stemmed from its underweight position in U.S. Treasuries, which sold off this reporting period, as mentioned earlier. In addition, the Fund’s exposure to high yield credit benefited performance. The top detractor from the Fund’s performance versus the Index was its overweight exposure to agency mortgage-backed securities (“MBS”). While the Fund had a larger allocation to agency MBS, its exposure to non-agency MBS produced slight outperformance this reporting period.

STRATEGY & OUTLOOK

The portfolio management team believes macroeconomic fundamentals will continue to remain solid, with continued gains in wages and employment. Inflation is likely to creep higher and potential fiscal stimulus could boost consumption later in the year. The team expects the Fed to hike interest rates two times in 2017 and continue to reinvest pay downs and maturities of mortgages and Treasury securities.

The team remains neutral duration as near term inflation risks appear to be fully priced into yields and the rise in risk premium is consistent with a relative sanguine economic outlook. Given the unattractive carry and rising risk later in the year for the Fed to discuss suspension of mortgage reinvestments, the team is slightly underweight agency MBS going into 2017. Should spreads widen or relative value between different areas of the market develop, the team intends to take positions tactically. However, unless carry improves significantly, this would unlikely be a longer-term position.

Demand for credit-related securities remains robust at period end. As corporate fundamentals remain stable the team remains cautiously engaged in corporate credit.

Within structured products, the team continues to avoid student loan and more esoteric asset-backed securities (“ABS”). The team remains engaged in auto and credit card ABS given the attractive fundamentals and carry of those segments. The team seeks opportunities to participate in commercial mortgage backed securities (“CMBS”) as they believe valuations are attractive and the implementation of risk retention rules make underwriting of the structures more appealing.

3        OPPENHEIMER CORE BOND FUND/VA

Investors should consider the Fund’s investment objective, risks, charges and expenses carefully before investing. The Fund’s prospectus and summary prospectus contain this and other information about the Fund, and may be obtained by asking your financial advisor or calling us at 1.800.988.8287. Read prospectuses and summary prospectuses carefully before investing.

Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown, but do not include the charges associated with the separate account products that offer this Fund.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

Comparing the Fund’s Performance to the Market. The graphs that follow show the performance of a hypothetical $10,000 investment in each share class of the Fund held until December 31, 2016. Performance is measured over a ten-fiscal-year period for both Classes. Performance information does not reflect charges that apply to separate accounts investing in the Fund. If these charges were taken into account, performance would be lower. The graphs assume that all dividends and capital gains distributions were reinvested in additional shares.

The Fund’s performance is compared to the performance of the Bloomberg Barclays Credit Index, an index of non-convertible U.S. investment grade corporate bonds; the Bloomberg Barclays U.S. Aggregate Bond Index, an index of U.S. corporate and government bonds and the Citigroup Broad Investment Grade Bond Index, an index of institutionally traded U.S. Treasury Bonds, government-sponsored bonds, mortgage-backed securities and corporate securities. The indices are unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the indices. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

4        OPPENHEIMER CORE BOND FUND/VA

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, call us at 1.800.988.8287. The Fund’s total returns should not be expected to be the same as the returns of other funds, whether or not both funds have the same portfolio managers and/or similar names. The Fund’s total returns include changes in share price and reinvested distributions but do not include the charges associated with the separate account products that offer this Fund. Such performance would have been lower if such charges were taken into account.

5        OPPENHEIMER CORE BOND FUND/VA

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended December 31, 2016.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended December 31, 2016” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes.

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any charges associated with the separate accounts that offer this Fund. Therefore, the “hypothetical” lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these separate account charges were included your costs would have been higher.

Actual	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Expenses Paid During 6 Months Ended December 31, 2016
Non-Service shares	$ 1,000.00	$ 983.30	$ 3.75
Service shares	1,000.00	983.10	5.00

Hypothetical
(5% return before expenses)
Non-Service shares	1,000.00	1,021.37	3.82
Service shares	1,000.00	1,020.11	5.09

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended December 31, 2016 are as follows:

Class	Expense Ratios
Non-Service shares	0.75%
Service shares	1.00

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

6        OPPENHEIMER CORE BOND FUND/VA

STATEMENT OF INVESTMENTS December 31, 2016

	Principal Amount	Value

Asset-Backed Securities—14.6%

Auto Loan—9.0%

American Credit Acceptance Receivables Trust:
Series 2014-3,Cl. B, 2.43%, 6/10/20[1]	$81,775	$81,850
Series 2014-4,Cl. B, 2.60%, 10/10/17[1]	72,084	72,308
Series 2015-1,Cl. B, 2.85%, 2/12/21[1]	385,000	386,895
Series 2015-3,Cl. B, 3.56%, 10/12/21[1]	325,000	329,618

AmeriCredit Automobile Receivables Trust:
Series 2012-4,Cl. D, 2.68%, 10/9/18	100,000	98,119
Series 2013-2,Cl. E, 3.41%, 10/8/20[1]	345,000	348,185
Series 2013-3,Cl. E, 3.74%, 12/8/20[1]	160,000	162,278
Series 2013-4,Cl. D, 3.31%, 10/8/19	50,000	50,871
Series 2014-1,Cl. E, 3.58%, 8/9/21	310,000	315,138
Series 2014-2,Cl. E, 3.37%, 11/8/21	385,000	389,534

Capital Auto Receivables Asset Trust:
Series 2014-1,Cl. D, 3.39%, 7/22/19	115,000	117,683
Series 2014-3,Cl. D, 3.14%, 2/20/20	295,000	299,455
Series 2015-1,Cl. D, 3.16%, 8/20/20	165,000	167,037
Series 2015-4,Cl. D, 3.62%, 5/20/21	260,000	265,276
Series 2016-2,Cl. D, 3.16%, 11/20/23	60,000	59,953
Series 2016-3,Cl. D, 2.65%, 1/20/24	100,000	98,478

CarFinance Capital Auto Trust, Series 2015-1A, Cl. A, 1.75%, 6/15/21[1]	83,735	83,802

CarMax Auto Owner Trust:
Series 2013-2,Cl. D, 2.06%, 11/15/19	45,000	44,991
Series 2015-2,Cl. D, 3.04%, 11/15/21	100,000	100,155
Series 2015-3,Cl. D, 3.27%, 3/15/22	295,000	297,378
Series 2016-1,Cl. D, 3.11%, 8/15/22	185,000	183,689
Series 2016-3,Cl. D, 2.94%, 1/17/23	115,000	112,829
Series 2016-4,Cl. D, 2.91%, 4/17/23	260,000	254,359

CPS Auto Receivables Trust:
Series 2014-A,Cl. A, 1.21%, 8/15/18[1]	14,699	14,694
Series 2014-C,Cl. A, 1.31%, 2/15/19[1]	50,197	50,184

Credit Acceptance Auto Loan Trust:
Series 2014-1A,Cl. B, 2.29%, 4/15/22[1]	215,000	215,584
Series 2014-2A,Cl. B, 2.67%, 9/15/22[1]	160,000	160,673

Drive Auto Receivables Trust:
Series 2015-BA,Cl. C, 2.76%, 7/15/21[1]	300,000	301,960
Series 2015-DA,Cl. D, 4.59%, 1/17/23[1]	50,000	51,352
Series 2016-BA,Cl. C, 3.19%, 7/15/22[1]	160,000	161,256
Series 2016-CA,Cl. A1, 0.90%, 12/15/17[1]	439,221	439,225
Series 2016-CA,Cl. D, 4.18%, 3/15/24[1]	160,000	158,863

DT Auto Owner Trust:
Series 2013-2A,Cl. D, 4.18%, 6/15/20[1]	303,618	306,277
Series 2014-2A,Cl. D, 3.68%, 4/15/21[1]	525,000	530,152
Series 2014-3A,Cl. D, 4.47%, 11/15/21[1]	375,000	382,512
Series 2015-1A,Cl. C, 2.87%, 11/16/20[1]	178,604	179,209
Series 2016-1A,Cl. B, 2.79%, 5/15/20[1]	265,000	266,630
Series 2016-4A,Cl. B, 2.02%, 8/17/20[1]	240,000	239,151

Exeter Automobile Receivables Trust:
Series 2014-1A,Cl. B, 2.42%, 1/15/19[1]	61,267	61,321
Series 2014-1A,Cl. C, 3.57%, 7/15/19[1]	230,000	231,513
Series 2014-2A,Cl. C, 3.26%, 12/16/19[1]	155,000	155,895

First Investors Auto Owner Trust:
Series 2013-3A,Cl. B, 2.32%, 10/15/19[1]	385,000	385,715
Series 2013-3A,Cl. D, 3.67%, 5/15/20[1]	125,000	125,896

Flagship Credit Auto Trust:
Series 2014-1,Cl. A, 1.21%, 4/15/19[1]	11,957	11,954
Series 2014-2,Cl. A, 1.43%, 12/16/19[1]	64,354	64,351
Series 2016-4,Cl. A1, 1.47%, 3/16/20[1]	265,850	265,638

Ford Credit Floorplan Master Owner Trust A, Series 2016-3, Cl. A1, 1.55%, 7/15/21	365,000	361,298

GM Financial Automobile Leasing Trust, Series 2015-1, Cl. D, 3.01%, 3/20/20	240,000	242,836

Huntington Auto Trust, Series 2016-1, Cl. A1, 0.85%, 12/15/17	208,715	208,720

Navistar Financial Dealer Note Master Owner Trust II:
Series 2015-1,Cl. B, 2.456%, 6/25/20[1,2]	70,000	70,063

	Principal Amount	Value

Auto Loan (Continued)

Navistar Financial Dealer Note Master Owner Trust II: (Continued)
Series 2015-1,Cl. D, 3.906%, 6/25/20[1,2]	$25,000	$25,035
Series 2016-1,Cl. D, 4.056%, 9/27/21[1,2]	75,000	75,493

Santander Drive Auto Receivables Trust:
Series 2013-4,Cl. E, 4.67%, 1/15/20[1]	360,000	366,440
Series 2013-A,Cl. E, 4.71%, 1/15/21[1]	270,000	276,919
Series 2014-2,Cl. D, 2.76%, 2/18/20	215,000	217,631
Series 2014-4,Cl. C, 2.60%, 11/16/20	155,000	156,275
Series 2016-2,Cl. D, 3.39%, 4/15/22	120,000	120,954

SNAAC Auto Receivables Trust, Series 2014-1A, Cl. D, 2.88%, 1/15/20[1]	140,000	139,396

TCF Auto Receivables Owner Trust:
Series 2014-1A,Cl. C, 3.12%, 4/15/21[1]	100,000	100,053
Series 2015-1A,Cl. D, 3.53%, 3/15/22[1]	160,000	160,318

United Auto Credit Securitization Trust, Series 2015-1, Cl. D, 2.92%, 6/17/19[1]	225,000	225,666

Westlake Automobile Receivables Trust:
Series 2014-2A,Cl. D, 2.86%, 7/15/21[1]	165,000	165,798
Series 2015-1A,Cl. C, 2.29%, 11/16/20[1]	215,000	215,607
Series 2015-2A,Cl. C, 2.45%, 1/15/21[1]	215,000	216,476

		12,424,864

Credit Card—5.3%

American Express Credit Account Master Trust:
Series 2014-2,Cl. A, 1.26%, 1/15/20	75,000	75,052
Series 2014-3,Cl. A, 1.49%, 4/15/20	305,000	305,714
Series 2014-5,Cl. A, 0.994%, 5/15/20[2]	325,000	325,371
Series 2015-1,Cl. A, 0.994%, 1/15/20[2]	600,000	600,579

Cabela’s Credit Card Master Note Trust:
Series 2013-2A,Cl. A2, 1.354%, 8/16/21[1,2]	100,000	100,458
Series 2016-1,Cl. A1, 1.78%, 6/15/22	320,000	319,141

Capital One Multi-Asset Execution Trust:
Series 2007-A1,Cl. A1, 0.754%, 11/15/19[2]	305,000	305,002
Series 2014-A2,Cl. A2, 1.26%, 1/15/20	445,000	445,256
Series 2014-A5,Cl. A5, 1.48%, 7/15/20	595,000	596,276

Chase Issuance Trust:
Series 2007-A3,Cl. A3, 5.23%, 4/15/19	95,000	95,443
Series 2014-A1,Cl. A1, 1.15%, 1/15/19	555,000	555,006
Series 2014-A6,Cl. A6, 1.26%, 7/15/19	430,000	430,292
Series 2014-A7,Cl. A7, 1.38%, 11/15/19	605,000	605,588
Series 2016-A6,Cl. A6, 1.10%, 1/15/20	580,000	578,686

Discover Card Execution Note Trust, Series 2014-A5, Cl. A, 1.39%, 4/15/20	535,000	535,836

Evergreen Credit Card Trust, Series 2016-3, Cl. A, 1.204%, 11/16/20[1,2]	455,000	455,385

Synchrony Credit Card Master Note Trust, Series 2012-6, Cl. A, 1.36%, 8/17/20	165,000	165,108

World Financial Network Credit Card Master Trust:
Series 2014-C,Cl. A, 1.60%, 8/16/21	310,000	310,480
Series 2015-C,Cl. A, 1.26%, 3/15/21	225,000	225,148
Series 2016-B,Cl. A, 1.44%, 6/15/22	205,000	204,344

		7,234,165

Equipment—0.1%

FRS I LLC, Series 2013-1A, Cl. A1, 1.80%, 4/15/43[1]	44,412	43,509

Trip Rail Master Funding LLC, Series 2014-1A, Cl. A1, 2.863%, 4/15/44[1]	75,888	74,098

		117,607

Loans: Other—0.2%

Element Rail Leasing I LLC, Series 2014-1A, Cl. A1, 2.299%, 4/19/44[1]	275,174	267,913

Total Asset-Backed Securities (Cost $20,009,872)		20,044,549

7        OPPENHEIMER CORE BOND FUND/VA

STATEMENT OF INVESTMENTS Continued

	Principal Amount	Value

Mortgage-Backed Obligations—42.9%

Government Agency—30.2%

FHLMC/FNMA/FHLB/Sponsored—25.7%

Federal Home Loan Mortgage Corp. Gold Pool:
5.00%, 12/1/34	$4,588	$5,018
5.50%, 9/1/39	364,987	405,501
6.00%, 5/1/18-10/1/29	506,020	574,517
6.50%, 4/1/18-4/1/34	145,255	164,005
7.00%, 10/1/31-10/1/37	141,188	157,786
9.00%, 8/1/22-5/1/25	9,233	10,034

Federal Home Loan Mortgage Corp. Non Gold Pool, 10.50%, 10/1/20	763	787

Federal Home Loan Mortgage Corp., Interest-Only Stripped Mtg.-Backed Security:
Series 205,Cl. IO, 51.644%, 9/1/29[3]	6,486	1,464
Series 206,Cl. IO, 0.00%, 12/1/29[3,4]	103,800	30,063
Series 243,Cl. 6, 0.00%, 12/15/32[3,4]	70,896	13,123

Federal Home Loan Mortgage Corp., Mtg.-Linked Amortizing Global Debt Securities, Series 2012-1, Cl. A10, 2.06%, 1/15/22	368,584	372,033

Federal Home Loan Mortgage Corp., Principal-Only Stripped Mtg.-Backed Security, Series 176, Cl. PO, 4.108%, 6/1/26[5]	34,672	31,583

Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates:
Series 151,Cl. F, 9.00%, 5/15/21	2,489	2,687
Series 1674,Cl. Z, 6.75%, 2/15/24	10,224	11,163
Series 2034,Cl. Z, 6.50%, 2/15/28	1,851	2,090
Series 2042,Cl. N, 6.50%, 3/15/28	4,373	4,865
Series 2043,Cl. ZP, 6.50%, 4/15/28	222,333	247,495
Series 2046,Cl. G, 6.50%, 4/15/28	10,689	12,069
Series 2053,Cl. Z, 6.50%, 4/15/28	1,953	2,208
Series 2066,Cl. Z, 6.50%, 6/15/28	202,708	228,872
Series 2195,Cl. LH, 6.50%, 10/15/29	176,457	199,262
Series 2220,Cl. PD, 8.00%, 3/15/30	1,135	1,344
Series 2326,Cl. ZP, 6.50%, 6/15/31	51,804	57,645
Series 2461,Cl. PZ, 6.50%, 6/15/32	192,490	224,554
Series 2470,Cl. LF, 1.704%, 2/15/32[2]	1,591	1,631
Series 2564,Cl. MP, 5.00%, 2/15/18	28,872	29,341
Series 2585,Cl. HJ, 4.50%, 3/15/18	14,882	15,262
Series 2635,Cl. AG, 3.50%, 5/15/32	30,745	31,677
Series 2707,Cl. QE, 4.50%, 11/15/18	8,870	9,066
Series 2770,Cl. TW, 4.50%, 3/15/19	5,619	5,791
Series 3010,Cl. WB, 4.50%, 7/15/20	15,000	15,463
Series 3025,Cl. SJ, 22.169%, 8/15/35[2]	16,980	25,403
Series 3030,Cl. FL, 1.104%, 9/15/35[2]	2,599	2,588
Series 3645,Cl. EH, 3.00%, 12/15/20	48,769	49,530
Series 3741,Cl. PA, 2.15%, 2/15/35	145,416	146,359
Series 3815,Cl. BD, 3.00%, 10/15/20	2,491	2,520
Series 3822,Cl. JA, 5.00%, 6/15/40	5,190	5,432
Series 3840,Cl. CA, 2.00%, 9/15/18	1,879	1,887
Series 3848,Cl. WL, 4.00%, 4/15/40	25,913	26,870
Series 3857,Cl. GL, 3.00%, 5/15/40	5,450	5,575
Series 4221,Cl. HJ, 1.50%, 7/15/23	96,443	95,899

Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security:
Series 2074,Cl. S, 99.999%, 7/17/28[3]	1,393	208
Series 2079,Cl. S, 99.999%, 7/17/28[3]	2,445	411
Series 2130,Cl. SC, 99.999%, 3/15/29[3]	85,533	15,458
Series 2526,Cl. SE, 64.254%, 6/15/29[3]	2,832	575
Series 2796,Cl. SD, 99.999%, 7/15/26[3]	152,194	23,429
Series 2920,Cl. S, 5.996%, 1/15/35[3]	583,922	94,331
Series 2922,Cl. SE, 25.997%, 2/15/35[3]	71,455	11,049
Series 2981,Cl. AS, 10.855%, 5/15/35[3]	94,470	15,818
Series 3004,Cl. SB, 0.00%, 7/15/35[3,4]	27,440	3,527
Series 3397,Cl. GS, 0.00%, 12/15/37[3,4]	13,034	2,266
Series 3424,Cl. EI, 0.00%, 4/15/38[3,4]	13,688	1,541
Series 3450,Cl. BI, 23.402%, 5/15/38[3]	370,782	53,139
Series 3606,Cl. SN, 23.012%, 12/15/39[3]	95,952	15,167

	Principal Amount	Value

FHLMC/FNMA/FHLB/Sponsored (Continued)

Federal National Mortgage Assn.:
2.50%, 1/1/32[6]	$2,355,000	$2,357,774
3.00%, 1/1/32[6]	5,115,000	5,247,367
3.50%, 1/1/47[6]	6,945,000	7,114,306
4.00%, 1/15/47[6]	8,115,000	8,527,876
4.50%, 1/1/47[6]	2,720,000	2,924,969
5.00%, 1/1/47[6]	1,830,000	1,993,339

Federal National Mortgage Assn. Pool:
5.00%, 3/1/21-7/1/22	6,896	7,124
5.50%, 2/1/35-5/1/36	147,903	165,914
6.50%, 5/1/17-1/1/34	25,657	27,096
7.00%, 11/1/17-7/1/35	46,366	51,588
7.50%, 1/1/33	4,171	5,013
8.50%, 7/1/32	10,036	10,896

Federal National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Series 221,Cl. 2, 99.999%, 5/25/23[3]	2,051	350
Series 222,Cl. 2, 99.999%, 6/25/23[3]	227,932	34,141
Series 252,Cl. 2, 99.999%, 11/25/23[3]	214,758	36,922
Series 294,Cl. 2, 99.999%, 2/25/28[3]	26,572	6,715
Series 301,Cl. 2, 6.128%, 4/25/29[3]	2,180	520
Series 303,Cl. IO, 35.026%, 11/25/29[3]	46,378	12,004
Series 320,Cl. 2, 34.649%, 4/25/32[3]	180,738	52,372
Series 321,Cl. 2, 0.00%, 4/25/32[3,4]	456,651	107,659
Series 324,Cl. 2, 0.00%, 7/25/32[3,4]	4,775	1,149
Series 331,Cl. 5, 0.00%, 2/25/33[3,4]	6,782	1,310
Series 331,Cl. 9, 27.723%, 2/25/33[3]	151,099	32,237
Series 334,Cl. 12, 0.00%, 3/25/33[3,4]	11,135	2,530
Series 334,Cl. 17, 20.596%, 2/25/33[3]	96,379	19,886
Series 339,Cl. 12, 0.00%, 6/25/33[3,4]	154,729	31,986
Series 339,Cl. 7, 0.00%, 11/25/33[3,4]	324,925	65,633
Series 343,Cl. 13, 0.00%, 9/25/33[3,4]	159,769	31,888
Series 343,Cl. 18, 0.00%, 5/25/34[3,4]	39,700	9,381
Series 345,Cl. 9, 0.00%, 1/25/34[3,4]	115,693	22,212
Series 351,Cl. 10, 0.00%, 4/25/34[3,4]	51,322	10,542
Series 351,Cl. 8, 0.00%, 4/25/34[3,4]	87,557	17,965
Series 356,Cl. 10, 0.00%, 6/25/35[3,4]	62,881	12,728
Series 356,Cl. 12, 0.00%, 2/25/35[3,4]	30,498	6,905
Series 362,Cl. 13, 0.00%, 8/25/35[3,4]	122,556	25,381
Series 364,Cl. 15, 0.00%, 9/25/35[3,4]	6,389	1,188
Series 364,Cl. 16, 0.00%, 9/25/35[3,4]	133,692	26,064
Series 365,Cl. 16, 0.00%, 3/25/36[3,4]	179,626	36,292

Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates:
Series 1993-87,Cl. Z, 6.50%, 6/25/23	159,421	173,672
Series 1998-58,Cl. PC, 6.50%, 10/25/28	121,912	134,645
Series 1998-61,Cl. PL, 6.00%, 11/25/28	63,548	72,122
Series 1999-54,Cl. LH, 6.50%, 11/25/29	100,253	115,244
Series 2001-51,Cl. OD, 6.50%, 10/25/31	7,427	8,176
Series 2001-74,Cl. QE, 6.00%, 12/25/31	152,211	173,179
Series 2002-12,Cl. PG, 6.00%, 3/25/17	24	24
Series 2003-100,Cl. PA, 5.00%, 10/25/18	74,370	76,045
Series 2003-28,Cl. KG, 5.50%, 4/25/23	479,713	519,120
Series 2003-84,Cl. GE, 4.50%, 9/25/18	3,513	3,605
Series 2004-101,Cl. BG, 5.00%, 1/25/20	2,425	2,429
Series 2004-25,Cl. PC, 5.50%, 1/25/34	3,485	3,595
Series 2005-73,Cl. DF, 1.006%, 8/25/35[2]	6,633	6,661
Series 2006-11,Cl. PS, 21.794%, 3/25/36[2]	83,689	124,565
Series 2006-46,Cl. SW, 21.427%, 6/25/36[2]	60,902	81,940
Series 2006-50,Cl. KS, 21.428%, 6/25/36[2]	81,701	119,541
Series 2008-75,Cl. DB, 4.50%, 9/25/23	25,157	25,659
Series 2009-113,Cl. DB, 3.00%, 12/25/20	83,622	84,680
Series 2009-36,Cl. FA, 1.696%, 6/25/37[2]	69,251	70,829

8        OPPENHEIMER CORE BOND FUND/VA

	Principal Amount	Value

FHLMC/FNMA/FHLB/Sponsored (Continued)

Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates: (Continued)
Series 2009-70,Cl. TL, 4.00%, 8/25/19	$32,819	$33,246
Series 2010-43,Cl. KG, 3.00%, 1/25/21	26,551	26,971
Series 2011-3,Cl. EL, 3.00%, 5/25/20	136,690	138,392
Series 2011-38,Cl. AH, 2.75%, 5/25/20	2,181	2,202
Series 2011-82,Cl. AD, 4.00%, 8/25/26	51,522	52,600

Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security:
Series 2001-61,Cl. SH, 17.584%, 11/18/31[3]	6,151	1,455
Series 2001-63,Cl. SD, 52.614%, 12/18/31[3]	2,075	422
Series 2001-65,Cl. S, 29.387%, 11/25/31[3]	154,334	30,165
Series 2001-68,Cl. SC, 39.602%, 11/25/31[3]	1,393	295
Series 2001-81,Cl. S, 27.623%, 1/25/32[3]	45,836	12,969
Series 2002-28,Cl. SA, 27.098%, 4/25/32[3]	1,330	272
Series 2002-38,Cl. SO, 61.581%, 4/25/32[3]	4,012	732
Series 2002-39,Cl. SD, 49.534%, 3/18/32[3]	2,653	522
Series 2002-47,Cl. NS, 29.176%, 4/25/32[3]	132,304	32,187
Series 2002-48,Cl. S, 34.434%, 7/25/32[3]	2,191	466
Series 2002-51,Cl. S, 27.72%, 8/25/32[3]	121,455	23,241
Series 2002-52,Cl. SD, 71.891%, 9/25/32[3]	186,728	37,802
Series 2002-52,Cl. SL, 28.106%, 9/25/32[3]	1,374	285
Series 2002-53,Cl. SK, 70.502%, 4/25/32[3]	9,244	1,904
Series 2002-56,Cl. SN, 32.718%, 7/25/32[3]	2,987	624
Series 2002-60,Cl. SM, 20.925%, 8/25/32[3]	19,812	3,424
Series 2002-7,Cl. SK, 21.511%, 1/25/32[3]	8,757	1,755
Series 2002-77,Cl. BS, 21.321%, 12/18/32[3]	12,513	2,533
Series 2002-77,Cl. IS, 47.912%, 12/18/32[3]	6,836	1,330
Series 2002-77,Cl. SH, 33.094%, 12/18/32[3]	61,390	12,872
Series 2002-84,Cl. SA, 27.678%, 12/25/32[3]	145,746	29,481
Series 2002-9,Cl. MS, 25.517%, 3/25/32[3]	2,298	471
Series 2002-90,Cl. SN, 21.338%, 8/25/32[3]	10,192	1,762
Series 2002-90,Cl. SY, 25.223%, 9/25/32[3]	7,294	1,238
Series 2003-26,Cl. DI, 42.779%, 4/25/33[3]	6,451	1,512
Series 2003-33,Cl. SP, 33.145%, 5/25/33[3]	151,789	30,627
Series 2003-4,Cl. S, 21.312%, 2/25/33[3]	92,787	20,778
Series 2004-54,Cl. DS, 99.999%, 11/25/30[3]	131,636	23,572
Series 2005-12,Cl. SC, 43.072%, 3/25/35[3]	33,603	5,249
Series 2005-14,Cl. SE, 54.967%, 3/25/35[3]	104,805	16,264
Series 2005-40,Cl. SA, 99.999%, 5/25/35[3]	302,731	54,342
Series 2005-40,Cl. SB, 83.359%, 5/25/35[3]	13,135	1,968

	Principal Amount	Value

FHLMC/FNMA/FHLB/Sponsored (Continued)

Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security: (Continued)
Series 2005-52,Cl. JH, 49.433%, 5/25/35[3]	$80,746	$12,533
Series 2005-93,Cl. SI, 11.819%, 10/25/35[3]	209,881	37,420
Series 2008-55,Cl. SA, 0.00%, 7/25/38[3,4]	15,917	1,719
Series 2009-8,Cl. BS, 99.999%, 2/25/24[3]	14,605	428
Series 2011-96,Cl. SA, 14.482%, 10/25/41[3]	60,579	10,696
Series 2012-134,Cl. SA, 9.568%, 12/25/42[3]	172,008	35,883
Series 2012-40,Cl. PI, 3.764%, 4/25/41[3]	139,640	18,731

Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Principal-Only Stripped Mtg.-Backed Security, Series 1993-184, Cl. M, 5.195%, 9/25/23[5]	71,445	66,364

		35,092,038

GNMA/Guaranteed—4.5%

Government National Mortgage Assn. I Pool:
7.00%, 12/15/23-3/15/26	6,724	7,206
8.50%, 8/15/17-12/15/17	1,224	1,227

Government National Mortgage Assn. II Pool:
3.50%, 1/21/47[6]	3,890,000	4,041,236
4.00%, 1/1/47[6]	1,940,000	2,059,268

Government National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Series 2002-15,Cl. SM, 99.999%, 2/16/32[3]	214,065	30,223
Series 2007-17,Cl. AI, 65.36%, 4/16/37[3]	73,069	12,804
Series 2011-52,Cl. HS, 34.013%, 4/16/41[3]	485,000	79,495

		6,231,459

Non-Agency—12.7%

Commercial—8.8%

Asset Securitization Corp., Interest-Only Stripped Mtg.-Backed Security, Series 1997-D4, Cl. PS1, 91.934%, 4/14/29[3]	1,244,619	6,009

Banc of America Funding Trust, Series 2014-R7, Cl. 3A1, 3.003%, 3/26/36[2]	213,985	214,354

BCAP LLC Trust, Series 2011-R11, Cl. 18A5, 2.69%, 9/26/35[1,2]	98,535	98,476

Capital Lease Funding Securitization LP, Interest-Only Commercial Mtg. Pass-Through Certificates, Series 1997-CTL1, Cl. IO, 0.00%, 6/22/24[1,3,4]	299,643	8,866

CD Commercial Mortgage Trust, Series 2016-CD2, Cl. AM, 3.668%, 11/10/49[2]	150,000	153,846

Chase Mortgage Finance Trust, Series 2005- A2, Cl. 1A3, 2.966%, 1/25/36[2]	124,900	118,197

Citigroup Global Markets Mortgage Securities VII, Inc., Interest-Only Stripped Mtg.-Backed Security, Series 1999-C1, Cl. X, 0.00%, 5/18/32[3,4]	653,277	698

COMM Mortgage Trust:
Series 2013-CR6,Cl. AM, 3.147%, 3/10/46[1]	245,000	244,997
Series 2013-CR7,Cl. D, 4.354%, 3/10/46[1,2]	390,000	355,024
Series 2014-CR21,Cl. AM, 3.987%, 12/10/47	715,000	740,393
Series 2014-LC15,Cl. AM, 4.198%, 4/10/47	85,000	89,386
Series 2014-UBS6,Cl. AM, 4.048%, 12/10/47	475,000	487,029

9        OPPENHEIMER CORE BOND FUND/VA

STATEMENT OF INVESTMENTS Continued

	Principal Amount	Value

Commercial (Continued)

COMM Mortgage Trust: (Continued)
Series 2015-CR23,Cl. AM, 3.801%, 5/10/48	$280,000	$285,599

COMM Mortgage Trust, Interest-Only Stripped Mtg.-Backed Security, Series 2012-CR5, Cl. XA, 0.00%, 12/10/45[3,4]	2,484,924	166,314

CSMC, Series 2006-6, Cl. 1A4, 6%, 7/25/36	192,306	144,262

Deutsche Bank Commercial Mortgage Trust, Series 2016-C1, Cl. AM, 3.539%, 5/10/49	140,000	141,334

First Horizon Alternative Mortgage Securities Trust:
Series 2004-FA2,Cl. 3A1, 6.00%, 1/25/35	124,810	114,817
Series 2005-FA8,Cl. 1A6, 1.406%, 11/25/35[2]	157,197	105,754

FREMF Mortgage Trust:
Series 2013-K25,Cl. C, 3.743%, 11/25/45[1,2]	90,000	86,493
Series 2013-K26,Cl. C, 3.599%, 12/25/45[1,2]	60,000	56,944
Series 2013-K27,Cl. C, 3.616%, 1/25/46[1,2]	95,000	90,821
Series 2013-K28,Cl. C, 3.494%, 6/25/46[1,2]	285,000	270,168
Series 2013-K502,Cl. C, 3.077%, 3/25/45[1,2]	175,000	175,286
Series 2013-K712,Cl. C, 3.365%, 5/25/45[1,2]	75,000	75,076
Series 2013-K713,Cl. C, 3.165%, 4/25/46[1,2]	115,000	112,892
Series 2014-K715,Cl. C, 4.126%, 2/25/46[1,2]	50,000	49,354

GSMSC Pass-Through Trust, Series 2009-3R, Cl. 1A2, 6%, 4/25/37[1,2]	356,487	337,192

GSR Mortgage Loan Trust, Series 2005-AR4, Cl. 6A1, 3.209%, 7/25/35[2]	94,065	92,781

JP Morgan Chase Commercial Mortgage Securities Trust:
Series 2013-C10,Cl. AS, 3.372%, 12/15/47	315,000	319,792
Series 2013-C16,Cl. AS, 4.517%, 12/15/46	300,000	323,337
Series 2013-LC11,Cl. AS, 3.216%, 4/15/46	40,000	40,175
Series 2014-C20,Cl. AS, 4.043%, 7/15/47	205,000	214,166

JP Morgan Mortgage Trust, Series 2007-A1, Cl. 5A1, 3.178%, 7/25/35[2]	98,477	98,714

JP Morgan Resecuritization Trust, Series 2009-5, Cl. 1A2, 3.08%, 7/26/36[1,2]	330,993	299,895

JPMBB Commercial Mortgage Securities Trust:
Series 2014-C19,Cl. AS, 4.243%, 4/15/47[2]	130,000	137,719
Series 2014-C25,Cl. AS, 4.065%, 11/15/47	490,000	512,804
Series 2014-C26,Cl. AS, 3.80%, 1/15/48	155,000	159,382

JPMDB Commercial Mortgage Securities Trust, Series 2016-C4, Cl. AS, 3.385%, 12/15/49	230,000	229,075

LB Commercial Conduit Mortgage Trust, Interest-Only Stripped Mtg.-Backed Security, Series 1998-C1, Cl. IO, 0.00%, 2/18/30[3,4]	265,261	8

Lehman Structured Securities Corp., Series 2002-GE1, Cl. A, 0%, 7/26/24[1,2]	44,930	36,539

Morgan Stanley Bank of America Merrill Lynch Trust:
Series 2013-C9,Cl. AS, 3.456%, 5/15/46	225,000	227,642
Series 2014-C19,Cl. AS, 3.832%, 12/15/47	595,000	610,301
Series 2016-C30,Cl. AS, 3.175%, 9/15/49	375,000	362,737

Morgan Stanley Re-Remic Trust, Series 2012-R3, Cl. 1B, 2.615%, 11/26/36[1,2]	450,542	345,704

	Principal Amount	Value

Commercial (Continued)

Morgan Stanley Resecuritization Trust, Series 2013-R9, Cl. 3A, 2.756%, 6/26/46[1,2]	$214,505	$214,331

RBSSP Resecuritization Trust, Series 2010-1, Cl. 2A1, 2.625%, 7/26/45[1,2]	22,832	22,846

Structured Agency Credit Risk Debt Nts.:
Series 2013-DN1,Cl. M1, 4.156%, 7/25/23[2]	211,012	214,246
Series 2014-DN1,Cl. M1, 1.756%, 2/25/24[2]	17,372	17,379
Series 2014-HQ2,Cl. M1, 2.206%, 9/25/24[2]	44,467	44,632
Series 2015-DNA3,Cl. M1, 2.106%, 4/25/28[2]	14,509	14,516
Series 2015-HQA2,Cl. M2, 3.556%, 5/25/28[2]	95,000	97,551
Series 2016-DNA2,Cl. M1, 2.006%, 10/25/28[2]	255,411	255,748
Series 2016-DNA3,Cl. M1, 1.856%, 12/25/28[2]	259,792	260,410
Series 2016-DNA4,Cl. M1, 1.556%, 3/25/29[2]	171,308	171,276
Series 2016-HQA2,Cl. M1, 1.956%, 11/25/28[2]	179,344	179,559
Series 2016-HQA3,Cl. M1, 1.556%, 3/25/29[2]	220,885	221,149
Series 2016-HQA4,Cl. M1, 1.556%, 4/25/29[2]	380,028	379,572

Wells Fargo Commercial Mortgage Trust:
Series 2015-C29,Cl. AS, 4.013%, 6/15/48[2]	240,000	246,531
Series 2016-C37,Cl. AS, 4.018%, 12/15/49	355,000	366,702

WF-RBS Commercial Mortgage Trust:
Series 2012-C7,Cl. E, 4.835%, 6/15/45[1,2]	120,000	113,046
Series 2013-C14,Cl. AS, 3.488%, 6/15/46	150,000	152,947
Series 2014-C20,Cl. AS, 4.176%, 5/15/47	130,000	137,072
Series 2014-LC14,Cl. AS, 4.351%, 3/15/47[2]	145,000	154,097

		12,003,962

Residential—3.9%

Banc of America Funding Trust:
Series 2007-1,Cl. 1A3, 6.00%, 1/25/37	122,268	109,121
Series 2007-C,Cl. 1A4, 3.096%, 5/20/36[2]	55,874	50,540

Banc of America Mortgage Trust, Series 2007-1, Cl. 1A24, 6%, 3/25/37	84,452	77,016

Bear Stearns ARM Trust:
Series 2005-2,Cl. A1, 2.92%, 3/25/35[2]	170,309	171,555
Series 2005-9,Cl. A1, 2.83%, 10/25/35[2]	170,106	164,783
Series 2006-1,Cl. A1, 2.91%, 2/25/36[2]	219,586	218,359

Carrington Mortgage Loan Trust, Series 2006-FRE1, Cl. A2, 0.866%, 7/25/36[2]	5,310	5,311

CHL Mortgage Pass-Through Trust:
Series 2005-17,Cl. 1A8, 5.50%, 9/25/35	18,137	18,085
Series 2005-26,Cl. 1A8, 5.50%, 11/25/35	100,082	93,165
Series 2005-J4,Cl. A7, 5.50%, 11/25/35	13,649	13,449

Citigroup Mortgage Loan Trust, Inc., Series 2006-AR1, Cl. 1A1, 2.87%, 10/25/35[2]	459,531	458,718

Connecticut Avenue Securities:
Series 2014-C01,Cl. M1, 2.356%, 1/25/24[2]	25,108	25,244
Series 2014-C02,Cl. 2M1, 1.706%, 5/25/24[2]	103,767	103,923
Series 2014-C03,Cl. 1M1, 1.956%, 7/25/24[2]	330,226	331,120

10        OPPENHEIMER CORE BOND FUND/VA

	Principal Amount	Value

Residential (Continued)

Connecticut Avenue Securities: (Continued)
Series 2014-C03,Cl. 2M1, 1.956%, 7/25/24[2]	$137,834	$137,986
Series 2014-C04,Cl. 2M1, 2.856%, 11/25/24[2]	2,632	2,634
Series 2015-C02,Cl. 1M1, 1.906%, 5/25/25[2]	13,094	13,096
Series 2015-C03,Cl. 1M1, 2.256%, 7/25/25[2]	96,020	96,205
Series 2015-C03,Cl. 2M1, 2.256%, 7/25/25[2]	27,458	27,515
Series 2016-C02,Cl. 1M1, 2.906%, 9/25/28[2]	37,885	38,287
Series 2016-C03,Cl. 1M1, 2.756%, 10/25/28[2]	9,647	9,780
Series 2016-C03,Cl. 2M1, 2.956%, 10/25/28[2]	128,355	129,710
Series 2016-C06,Cl. 1M1, 2.056%, 4/25/29[2]	341,735	342,536
Series 2016-C07,Cl. 2M1, 2.056%, 4/25/29[2]	195,000	195,243

HomeBanc Mortgage Trust, Series 2005-3, Cl. A2, 1.066%, 7/25/35[2]	42,097	41,472

MASTR Asset Backed Securities Trust, Series 2006-WMC3, Cl. A3, 0.856%, 8/25/36[2]	49,883	23,489

RALI Trust:
Series 2006-QS13,Cl. 1A8, 6.00%, 9/25/36	879	719
Series 2007-QS6,Cl. A28, 5.75%, 4/25/37	11,013	9,250

WaMu Mortgage Pass-Through Certificates Trust:
Series 2003-AR10,Cl. A7, 2.825%, 10/25/33[2]	108,058	110,341
Series 2005-AR14,Cl. 1A4, 2.792%,
12/25/35[2]	216,311	209,478
Series 2005-AR16,Cl. 1A1, 2.85%, 12/25/35[2]	93,949	88,499

Wells Fargo Mortgage-Backed Securities Trust:
Series 2005-AR10,Cl. 1A1, 3.022%, 6/25/35[2]	401,117	417,260
Series 2005-AR13,Cl. 1A5, 3.058%, 5/25/35[2]	86,253	86,503
Series 2005-AR15,Cl. 1A2, 2.983%, 9/25/35[2]	116,773	113,642
Series 2005-AR15,Cl. 1A6, 2.983%, 9/25/35[2]	46,050	43,799
Series 2005-AR4,Cl. 2A2, 3.067%, 4/25/35[2]	276,079	276,380
Series 2006-AR10,Cl. 1A1, 3.027%, 7/25/36[2]	72,311	69,627
Series 2006-AR10,Cl. 5A5, 3.08%, 7/25/36[2]	212,220	209,173
Series 2006-AR14,Cl. 1A2, 3.062%, 10/25/36[2]	108,643	101,750
Series 2006-AR2,Cl. 2A3, 3.003%, 3/25/36[2]	94,086	92,533
Series 2006-AR7,Cl. 2A4, 3.089%, 5/25/36[2]	7,075	6,752
Series 2006-AR8,Cl. 2A1, 3.083%, 4/25/36[2]	237,122	233,896
Series 2006-AR8,Cl. 2A4, 3.083%, 4/25/36[2]	103,794	102,382
Series 2007-16,Cl. 1A1, 6.00%, 12/28/37	92,092	95,735
Series 2007-AR3,Cl. A4, 5.949%, 4/25/37[2]	51,932	48,242

	Principal Amount	Value

Residential (Continued)

Wells Fargo Mortgage-Backed Securities Trust: (Continued)
Series 2007-AR8,Cl. A1, 3.15%, 11/25/37[2]	$159,569	$143,142

		5,357,445

Total Mortgage-Backed Obligations (Cost $60,192,043)		58,684,904

U.S. Government Obligations—1.6%

Federal Home Loan Bank Nts., 1.375%, 11/15/19	97,000	96,606

Federal National Mortgage Assn. Nts.:
1.00%, 10/24/19	157,000	154,814
1.875%, 9/24/26	503,000	462,076

United States Treasury Nts., 1.50%, 5/31/19[7]	1,438,000	1,444,368

Total U.S. Government Obligations (Cost $2,195,955)		2,157,864

Corporate Bonds and Notes—46.2%

Consumer Discretionary—8.1%

Auto Components—0.1%

BorgWarner, Inc., 4.375% Sr. Unsec. Nts., 3/15/45	109,000	104,978

Automobiles—2.1%

Daimler Finance North America LLC, 8.50% Sr. Unsec. Unsub. Nts., 1/18/31	172,000	258,979

Ford Motor Credit Co. LLC, 3.664% Sr. Unsec. Nts., 9/8/24	759,000	740,930

General Motors Co., 6.25% Sr. Unsec. Nts., 10/2/43	303,000	335,533

General Motors Financial Co., Inc., 3% Sr. Unsec. Nts., 9/25/17	344,000	347,342

Harley-Davidson, Inc., 4.625% Sr. Unsec. Nts., 7/28/45	93,000	91,904

Hyundai Capital America, 2.40% Sr. Unsec. Nts., 10/30/18[1]	348,000	349,477

Nissan Motor Acceptance Corp.:
1.55% Sr. Unsec. Nts., 9/13/19[1]	86,000	84,697
2.00% Sr. Unsec. Nts., 3/8/19[1]	251,000	250,431

ZF North America Capital, Inc., 4.75% Sr. Unsec. Nts., 4/29/25[1]	338,000	345,183

		2,804,476

Diversified Consumer Services—0.2%

Service Corp. International, 5.375% Sr. Unsec. Nts., 5/15/24	311,000	325,773

Hotels, Restaurants & Leisure—0.5%

Marriott International, Inc.:
3.25% Sr. Unsec. Nts., 9/15/22	148,000	149,266
6.375% Sr. Unsec. Nts., 6/15/17	314,000	320,845

McDonald’s Corp., 2.75% Sr. Unsec. Nts., 12/9/20	153,000	155,402

		625,513

Household Durables—1.2%

Lennar Corp., 4.75% Sr. Unsec. Nts., 5/30/25	344,000	337,120

Newell Brands, Inc.:
5.00% Sr. Unsec. Nts., 11/15/23	346,000	371,128
5.50% Sr. Unsec. Nts., 4/1/46	81,000	93,027

PulteGroup, Inc., 5% Sr. Unsec. Nts., 1/15/27	359,000	342,396

Toll Brothers Finance Corp., 4.375% Sr. Unsec. Nts., 4/15/23	352,000	352,440

Whirlpool Corp.:
1.35% Sr. Unsec. Nts., 3/1/17	104,000	104,024
1.65% Sr. Unsec. Nts., 11/1/17	85,000	85,134

		1,685,269

11        OPPENHEIMER CORE BOND FUND/VA

STATEMENT OF INVESTMENTS Continued

	Principal Amount	Value

Leisure Equipment & Products—0.3%

Mattel, Inc., 1.70% Sr. Unsec. Nts., 3/15/18	$371,000	$370,228

Media—1.9%

21st Century Fox America, Inc., 4.75% Sr. Unsec. Nts., 11/15/46[1]	142,000	142,707

Charter Communications Operating LLC/Charter Communications Operating Capital:
4.464% Sr. Sec. Nts., 7/23/22	154,000	160,962
6.484% Sr. Sec. Nts., 10/23/45	230,000	266,365

Comcast Cable Communications Holdings, Inc., 9.455% Sr. Unsec. Nts., 11/15/22	242,000	327,448

Comcast Corp., 2.35% Sr. Unsec. Nts., 1/15/27	159,000	146,913

Historic TW, Inc., 9.15% Debs., 2/1/23	96,000	123,136

Interpublic Group of Cos., Inc. (The), 4.20% Sr. Unsec. Nts., 4/15/24	113,000	116,156

Sky plc:
3.75% Sr. Unsec. Nts., 9/16/24[1]	162,000	162,587
6.10% Sr. Unsec. Nts., 2/15/18[1]	116,000	121,051

Thomson Reuters Corp., 1.65% Sr. Unsec. Nts., 9/29/17	366,000	366,461

Time Warner Cable LLC, 4.50% Sr. Unsec. Unsub. Nts., 9/15/42	126,000	114,322

Time Warner, Inc., 2.95% Sr. Unsec. Nts., 7/15/26	168,000	156,582

Viacom, Inc.:
2.25% Sr. Unsec. Nts., 2/4/22	70,000	65,793
3.45% Sr. Unsec. Nts., 10/4/26	84,000	77,675
4.375% Sr. Unsec. Nts., 3/15/43	107,000	85,383

Virgin Media Secured Finance plc, 5.25% Sr. Sec. Nts., 1/15/26[1]	227,000	225,014

		2,658,555

Multiline Retail—0.3%

Dollar Tree, Inc., 5.75% Sr. Sec. Nts., 3/1/23	325,000	345,741

Specialty Retail—1.0%

AutoZone, Inc.:
1.30% Sr. Unsec. Nts., 1/13/17	59,000	59,002
1.625% Sr. Unsec. Nts., 4/21/19	64,000	63,436

Best Buy Co., Inc., 5.50% Sr. Unsec. Nts., 3/15/21	212,000	232,984

L Brands, Inc., 5.625% Sr. Unsec. Nts., 2/15/22	120,000	128,250

Lowe’s Cos., Inc., 3.70% Sr. Unsec. Nts., 4/15/46	152,000	141,947

Ross Stores, Inc., 3.375% Sr. Unsec. Nts., 9/15/24	355,000	357,634

Sally Holdings LLC/Sally Capital, Inc., 5.625% Sr. Unsec. Nts., 12/1/25	330,000	344,850

Signet UK Finance plc, 4.70% Sr. Unsec. Nts., 6/15/24	101,000	96,832

		1,424,935

Textiles, Apparel & Luxury Goods—0.5%

Hanesbrands, Inc., 4.875% Sr. Unsec. Nts., 5/15/26[1]	239,000	234,817

Levi Strauss & Co., 5% Sr. Unsec. Nts., 5/1/25	302,000	303,510

PVH Corp., 4.50% Sr. Unsec. Unsub. Nts., 12/15/22	154,000	157,080

		695,407

Consumer Staples—5.5%

Beverages—1.7%

Anheuser-Busch InBev Finance, Inc.:
1.90% Sr. Unsec. Nts., 2/1/19	408,000	408,701
3.65% Sr. Unsec. Nts., 2/1/26	85,000	86,320

	Principal Amount	Value

Beverages (Continued)

Anheuser-Busch InBev Finance, Inc.: (Continued)
4.90% Sr. Unsec. Nts., 2/1/46	$82,000	$88,394

Anheuser-Busch InBev Worldwide, Inc., 8.20% Sr. Unsec. Unsub. Nts., 1/15/39	230,000	346,431

Constellation Brands, Inc., 4.75% Sr. Unsec. Nts., 11/15/24	330,000	351,945

Molson Coors Brewing Co.:
2.10% Sr. Unsec. Nts., 7/15/21	309,000	300,985
4.20% Sr. Unsec. Nts., 7/15/46	82,000	76,608

Pernod Ricard SA:
2.95% Sr. Unsec. Nts., 1/15/17[1]	357,000	357,195
4.25% Sr. Unsec. Nts., 7/15/22[1]	252,000	263,729

		2,280,308

Food & Staples Retailing—1.3%

CVS Health Corp., 2.875% Sr. Unsec. Nts., 6/1/26	348,000	331,884

Koninklijke Ahold Delhaize NV, 6.50% Sr. Unsec. Nts., 6/15/17	224,000	228,881

Kroger Co. (The):
2.00% Sr. Unsec. Nts., 1/15/19	15,000	15,038
6.40% Sr. Unsec. Nts., 8/15/17	330,000	339,845
6.90% Sr. Unsec. Nts., 4/15/38	90,000	115,257

Walgreens Boots Alliance, Inc.:
1.75% Sr. Unsec. Nts., 5/30/18	240,000	240,286
3.10% Sr. Unsec. Nts., 6/1/23	385,000	382,583

Wal-Mart Stores, Inc., 4.30% Sr. Unsec. Nts., 4/22/44	183,000	193,196

		1,846,970

Food Products—1.9%

Bunge Ltd. Finance Corp.:
3.20% Sr. Unsec. Nts., 6/15/17	140,000	141,066
3.25% Sr. Unsec. Nts., 8/15/26	216,000	207,533
8.50% Sr. Unsec. Nts., 6/15/19	289,000	331,333

Ingredion, Inc., 1.80% Sr. Unsec. Nts., 9/25/17	374,000	374,521

JM Smucker Co. (The), 1.75% Sr. Unsec. Nts., 3/15/18	288,000	288,423

Kraft Heinz Foods Co.:
2.80% Sr. Unsec. Nts., 7/2/20	321,000	324,088
4.375% Sr. Unsec. Nts., 6/1/46	195,000	183,862

Lamb Weston Holdings, Inc., 4.875% Sr. Unsec. Nts., 11/1/26[1]	184,000	182,505

Mondelez International Holdings Netherlands BV, 1.625% Sr. Unsec. Nts., 10/28/19[1]	353,000	346,111

TreeHouse Foods, Inc., 6% Sr. Unsec. Nts., 2/15/24[1]	170,000	178,925

		2,558,367

Tobacco—0.6%

Altria Group, Inc., 3.875% Sr. Unsec. Nts., 9/16/46	216,000	199,772

Imperial Brands Finance plc, 2.05% Sr. Unsec. Nts., 7/20/18[1]	357,000	356,995

Reynolds American, Inc., 5.85% Sr. Unsec. Nts., 8/15/45	279,000	330,991

		887,758

Energy—4.0%

Energy Equipment & Services—0.9%

Halliburton Co., 5% Sr. Unsec. Nts., 11/15/45	92,000	99,972

Helmerich & Payne International Drilling Co., 4.65% Sr. Unsec. Nts., 3/15/25	146,000	150,925

Schlumberger Holdings Corp.:
1.90% Sr. Unsec. Nts., 12/21/17[1]	334,000	335,305
4.00% Sr. Unsec. Nts., 12/21/25[1]	194,000	203,261

12        OPPENHEIMER CORE BOND FUND/VA

	Principal Amount	Value

Energy Equipment & Services (Continued)

Sinopec Group Overseas Development 2014 Ltd., 1.75% Sr. Unsec. Nts., 4/10/17[1]	$369,000	$368,990

		1,158,453

Oil, Gas & Consumable Fuels—3.1%

Anadarko Petroleum Corp.:
4.50% Sr. Unsec. Nts., 7/15/44	64,000	60,247
6.20% Sr. Unsec. Nts., 3/15/40	64,000	73,418

Apache Corp., 4.75% Sr. Unsec. Nts., 4/15/43	107,000	110,421

Boardwalk Pipelines LP, 4.95% Sr. Unsec. Nts., 12/15/24	176,000	180,789

BP Capital Markets plc, 1.676% Sr. Unsec. Nts., 5/3/19	328,000	325,709

Buckeye Partners LP, 3.95% Sr. Unsec. Nts., 12/1/26	85,000	82,969

Chevron Corp., 1.561% Sr. Unsec. Nts., 5/16/19	352,000	350,742

CNOOC Nexen Finance 2014 ULC, 1.625% Sr. Unsec. Nts., 4/30/17	373,000	372,780

Columbia Pipeline Group, Inc., 4.50% Sr. Unsec. Nts., 6/1/25	168,000	176,577

ConocoPhillips Co.:
4.95% Sr. Unsec. Nts., 3/15/26	42,000	46,391
5.95% Sr. Unsec. Nts., 3/15/46	89,000	110,344

Devon Energy Corp., 4.75% Sr. Unsec. Nts., 5/15/42	106,000	100,318

EnLink Midstream Partners LP, 4.85% Sr. Unsec. Nts., 7/15/26	87,000	87,804

Enterprise Products Operating LLC:
4.85% Sr. Unsec. Nts., 8/15/42	105,000	105,174
4.90% Sr. Unsec. Nts., 5/15/46	37,000	38,055

EQT Midstream Partners LP, 4.125% Sr. Unsec. Nts., 12/1/26	202,000	197,005

Kinder Morgan, Inc., 5.55% Sr. Unsec. Nts., 6/1/45	276,000	290,818

Noble Energy, Inc., 5.05% Sr. Unsec. Nts., 11/15/44	92,000	92,443

ONEOK Partners LP, 4.90% Sr. Unsec. Nts., 3/15/25	156,000	167,403

Phillips 66 Partners LP, 3.605% Sr. Unsec. Nts., 2/15/25	303,000	296,888

Regency Energy Partners LP/Regency Energy Finance Corp., 5% Sr. Unsec. Nts., 10/1/22	235,000	249,073

Shell International Finance BV:
1.375% Sr. Unsec. Nts., 5/10/19	264,000	261,367
4.00% Sr. Unsec. Nts., 5/10/46	130,000	124,368

Tesoro Logistics LP, 5.25% Sr. Unsec. Nts., 1/15/25	59,000	60,475

TransCanada PipeLines Ltd., 1.625% Sr. Unsec. Nts., 11/9/17	324,000	323,783

		4,285,361

Financials—10.3%

Capital Markets—2.2%

Apollo Management Holdings LP, 4% Sr. Unsec. Nts., 5/30/24[1]	258,000	255,757

Bank of New York Mellon Corp. (The), 3% Sub. Nts., 10/30/28	146,000	138,777

Brookfield Asset Management, Inc., 4% Sr. Unsec. Nts., 1/15/25	332,000	325,802

Credit Suisse AG (New York), 3.625% Sr. Unsec. Nts., 9/9/24	199,000	200,286

Credit Suisse Group Funding Guernsey Ltd., 4.55% Sr. Unsec. Nts., 4/17/26	130,000	135,084

Deutsche Bank AG (London), 6% Sr. Unsec. Nts., 9/1/17	173,000	177,114

	Principal Amount	Value

Capital Markets (Continued)

E*TRADE Financial Corp., 5.875% Jr. Sub. Perpetual Bonds[2,8]	$358,000	$356,836

Goldman Sachs Group, Inc. (The):
3.50% Sr. Unsec. Nts., 11/16/26	208,000	204,156
3.75% Sr. Unsec. Nts., 2/25/26	202,000	202,696

Morgan Stanley, 5% Sub. Nts., 11/24/25	315,000	336,674

Raymond James Financial, Inc., 3.625% Sr. Unsec. Nts., 9/15/26	202,000	197,102

S&P Global, Inc., 2.50% Sr. Unsec. Nts., 8/15/18	226,000	227,937

UBS Group Funding Jersey Ltd., 4.125% Sr. Unsec. Nts., 4/15/26[1]	205,000	209,767

		2,967,988

Commercial Banks—4.6%

Bank of America Corp.:
3.248% Sr. Unsec. Nts., 10/21/27	294,000	280,852
7.75% Jr. Sub. Nts., 5/14/38	236,000	325,417

BB&T Corp., 2.05% Sr. Unsec. Nts., 5/10/21	360,000	353,228

BPCE SA:
2.65% Sr. Unsec. Nts., 2/3/21	321,000	320,973
3.375% Sr. Unsec. Nts., 12/2/26	140,000	137,246

Citizens Bank NA (Providence RI), 2.55% Sr. Unsec. Nts., 5/13/21	281,000	279,316

Danske Bank AS, 2.80% Sr. Unsec. Nts., 3/10/21[1]	202,000	203,382

Fifth Third Bank (Cincinnati OH), 3.85% Sub. Nts., 3/15/26	206,000	207,409

First Republic Bank, 4.375% Sub. Nts., 8/1/46	150,000	136,593

FirstMerit Bank NA (Akron OH), 4.27% Sub. Nts., 11/25/26	362,000	367,624

HSBC Holdings plc, 2.65% Sr. Unsec. Nts., 1/5/22	294,000	287,595

Huntington Bancshares, Inc., 3.15% Sr. Unsec. Nts., 3/14/21	218,000	221,104

ING Bank NV, 2.75% Sr. Unsec. Nts., 3/22/21[1]	270,000	271,089

JPMorgan Chase & Co.:
2.295% Sr. Unsec. Nts., 8/15/21	79,000	77,515
2.70% Sr. Unsec. Nts., 5/18/23	152,000	148,679

KeyBank NA (Cleveland OH), 3.40% Sub. Nts., 5/20/26	302,000	293,758

Lloyds Banking Group plc, 6.657% Jr. Sub. Perpetual Bonds[1,2,8]	334,000	360,720

PNC Bank NA, 2.55% Sr. Unsec. Nts., 12/9/21	149,000	149,082

Regions Bank (Birmingham AL), 2.25% Sr. Unsec. Nts., 9/14/18	287,000	288,005

Royal Bank of Scotland Group plc, 7.64% Jr. Sub. Perpetual Bonds[2,8]	359,000	334,767

Skandinaviska Enskilda Banken AB, 2.625% Sr. Unsec. Nts., 3/15/21	202,000	202,152

Standard Chartered plc, 6.409% Jr. Sub. Perpetual Bonds[1,2,8]	400,000	307,000

SunTrust Bank (Atlanta GA), 3.30% Sub. Nts., 5/15/26	151,000	145,823

Swedbank AB, 2.65% Sr. Unsec. Nts., 3/10/21[1]	216,000	216,265

US Bancorp, 3.10% Sub. Nts., 4/27/26	214,000	208,287

Wells Fargo & Co., 4.75% Sub. Nts., 12/7/46	208,000	210,448

		6,334,329

Consumer Finance—0.9%

Ally Financial, Inc., 4.25% Sr. Unsec. Nts., 4/15/21	346,000	350,109

Capital One Financial Corp., 3.20% Sr. Unsec. Nts., 2/5/25	277,000	268,606

13        OPPENHEIMER CORE BOND FUND/VA

STATEMENT OF INVESTMENTS Continued

	Principal Amount	Value

Consumer Finance (Continued)

Discover Financial Services:
3.75% Sr. Unsec. Nts., 3/4/25	$186,000	$181,930
3.95% Sr. Unsec. Nts., 11/6/24	280,000	277,622

Synchrony Financial, 4.50% Sr. Unsec. Nts., 7/23/25	97,000	99,681

		1,177,948

Diversified Financial Services—0.4%

Berkshire Hathaway Energy Co., 2% Sr. Unsec. Nts., 11/15/18	102,000	102,465

Peachtree Corners Funding Trust, 3.976% Sr. Unsec. Nts., 2/15/25[1]	189,000	184,495

Voya Financial, Inc., 5.65% Jr. Sub. Nts., 5/15/53[2]	345,000	340,256

		627,216

Equity Real Estate Investment Trusts (REITs)—0.9%

American Tower Corp.:
5.05% Sr. Unsec. Unsub. Nts., 9/1/20	149,000	159,913
5.90% Sr. Unsec. Nts., 11/1/21	200,000	223,981

HCP, Inc., 5.625% Sr. Unsec. Nts., 5/1/17	107,000	108,429

Highwoods Realty LP, 5.85% Sr. Unsec. Nts., 3/15/17	149,000	150,267

Ventas Realty LP, 1.25% Sr. Unsec. Nts., 4/17/17	151,000	150,939

WEA Finance LLC/Westfield UK & Europe Finance plc, 1.75% Sr. Unsec. Nts., 9/15/17[1]	318,000	318,242

Welltower, Inc., 2.25% Sr. Unsec. Nts., 3/15/18	75,000	75,333

		1,187,104

Insurance—1.3%

Arch Capital Finance LLC, 4.011% Sr. Unsec. Nts., 12/15/26	208,000	210,938

AXIS Specialty Finance plc, 5.15% Sr. Unsec. Nts., 4/1/45	220,000	218,049

Five Corners Funding Trust, 4.419% Unsec. Nts., 11/15/23[1]	258,000	272,856

Manulife Financial Corp., 4.15% Sr. Unsec. Nts., 3/4/26	205,000	213,969

MetLife, Inc., 5.25% Jr. Sub. Perpetual Bonds[2,8]	258,000	261,870

Principal Financial Group, Inc., 4.30% Sr. Unsec. Nts., 11/15/46	150,000	147,273

TIAA Asset Management Finance Co. LLC, 4.125% Sr. Unsec. Nts., 11/1/24[1]	326,000	329,419

XLIT Ltd., 6.50% Jr. Sub. Perpetual Bonds[2,8]	212,000	165,890

		1,820,264

Health Care—3.6%

Biotechnology—0.8%

AbbVie, Inc.:
3.60% Sr. Unsec. Nts., 5/14/25	167,000	165,491
4.70% Sr. Unsec. Nts., 5/14/45	54,000	53,084

Biogen, Inc., 5.20% Sr. Unsec. Nts., 9/15/45	100,000	107,587

Celgene Corp.:
3.875% Sr. Unsec. Nts., 8/15/25	162,000	164,397
5.00% Sr. Unsec. Nts., 8/15/45	39,000	40,628

Shire Acquisitions Investments Ireland DAC:
1.90% Sr. Unsec. Nts., 9/23/19	354,000	349,578
3.20% Sr. Unsec. Nts., 9/23/26	272,000	254,346

		1,135,111

Health Care Equipment & Supplies—0.8%

Abbott Laboratories:
2.35% Sr. Unsec. Nts., 11/22/19	349,000	349,481
4.90% Sr. Unsec. Nts., 11/30/46	141,000	144,999

	Principal Amount	Value

Health Care Equipment & Supplies (Continued)

Baxter International, Inc., 2.60% Sr. Unsec. Nts., 8/15/26	$169,000	$156,105

Boston Scientific Corp., 3.85% Sr. Unsec. Nts., 5/15/25	260,000	260,636

Stryker Corp., 3.50% Sr. Unsec. Nts., 3/15/26	124,000	125,235

		1,036,456

Health Care Providers & Services—1.1%

Aetna, Inc., 3.20% Sr. Unsec. Nts., 6/15/26	264,000	261,309

Cardinal Health, Inc., 3.50% Sr. Unsec. Nts., 11/15/24	158,000	159,822

Express Scripts Holding Co., 4.50% Sr. Unsec. Nts., 2/25/26	239,000	246,165

Fresenius Medical Care US Finance II, Inc., 5.875% Sr. Unsec. Nts., 1/31/22[1]	136,000	149,600

Laboratory Corp. of America Holdings, 3.60% Sr. Unsec. Nts., 2/1/25	454,000	452,224

McKesson Corp., 4.883% Sr. Unsec. Nts., 3/15/44	133,000	135,551

Quest Diagnostics, Inc., 3.45% Sr. Unsec. Nts., 6/1/26	145,000	143,096

		1,547,767

Life Sciences Tools & Services—0.4%

Thermo Fisher Scientific, Inc.:
2.15% Sr. Unsec. Nts., 12/14/18	138,000	138,670
3.00% Sr. Unsec. Nts., 4/15/23	142,000	139,613
4.15% Sr. Unsec. Nts., 2/1/24	121,000	126,051
5.30% Sr. Unsec. Nts., 2/1/44	105,000	117,700

		522,034

Pharmaceuticals—0.5%

Actavis Funding SCS:
3.80% Sr. Unsec. Nts., 3/15/25	220,000	220,363
4.75% Sr. Unsec. Nts., 3/15/45	94,000	92,461

Perrigo Finance Unlimited Co., 4.375% Sr. Unsec. Nts., 3/15/26	92,000	92,141

Teva Pharmaceutical Finance Netherlands III BV, 1.70% Sr. Unsec. Nts., 7/19/19	324,000	318,395

		723,360

Industrials—3.7%

Aerospace & Defense—0.6%

BAE Systems Holdings, Inc., 3.85% Sr. Unsec. Nts., 12/15/25[1]	258,000	263,259

L-3 Communications Corp., 3.85% Sr. Unsec. Nts., 12/15/26	89,000	88,516

Lockheed Martin Corp., 3.55% Sr. Unsec. Nts., 1/15/26	168,000	171,734

Northrop Grumman Corp., 4.75% Sr. Unsec. Nts., 6/1/43	180,000	196,493

Textron, Inc., 3.875% Sr. Unsec. Nts., 3/1/25	111,000	111,661

United Technologies Corp., 1.778% Jr. Sub. Nts., 5/4/18[2]	60,000	60,024

		891,687

Building Products—0.2%

Johnson Controls International plc, 1.40%, 11/2/17	66,000	66,116

Owens Corning, 3.40% Sr. Unsec. Nts., 8/15/26	243,000	230,959

		297,075

Commercial Services & Supplies—0.6%

Pitney Bowes, Inc., 4.625% Sr. Unsec. Nts., 3/15/24	277,000	272,960

Republic Services, Inc.: 2.90% Sr. Unsec. Nts., 7/1/26	175,000	167,856

14        OPPENHEIMER CORE BOND FUND/VA

	Principal Amount	Value

Commercial Services & Supplies (Continued)

Republic Services, Inc.: (Continued)
3.80% Sr. Unsec. Nts., 5/15/18	$294,000	$302,231

Waste Management, Inc., 4.10% Sr. Unsec. Nts., 3/1/45	85,000	84,298

		827,345

Electrical Equipment—0.3%

Sensata Technologies BV, 4.875% Sr. Unsec. Nts., 10/15/23[1]	347,000	356,109

Industrial Conglomerates—0.1%

Roper Technologies, Inc.:
3.80% Sr. Unsec. Nts., 12/15/26	43,000	43,355
3.85% Sr. Unsec. Nts., 12/15/25	170,000	172,173

		215,528

Machinery—0.5%

Fortive Corp., 1.80% Sr. Unsec. Nts., 6/15/19[1]	360,000	357,880

Ingersoll-Rand Global Holding Co. Ltd., 4.25% Sr. Unsec. Nts., 6/15/23	130,000	137,545

Wabtec Corp., 3.45% Sr. Unsec. Nts., 11/15/26[1]	144,000	138,499

		633,924

Professional Services—0.3%

Experian Finance plc, 2.375% Sr. Unsec. Nts., 6/15/17[1]	361,000	362,383

Road & Rail—0.7%

Canadian Pacific Railway Co., 4.80% Sr. Unsec. Nts., 9/15/35	68,000	73,513

CSX Corp., 3.80% Sr. Unsec. Nts., 11/1/46	84,000	78,044

ERAC USA Finance LLC, 6.375% Sr. Unsec. Nts., 10/15/17[1]	279,000	289,124

Norfolk Southern Corp., 4.65% Sr. Unsec. Nts., 1/15/46	110,000	117,197

Penske Truck Leasing Co. LP/PTL Finance Corp.:
3.40% Sr. Unsec. Nts., 11/15/26[1]	285,000	272,832
3.75% Sr. Unsec. Nts., 5/11/17[1]	195,000	196,529

		1,027,239

Trading Companies & Distributors—0.4%

AerCap Ireland Capital Ltd./AerCap Global Aviation Trust, 3.95% Sr. Unsec. Nts., 2/1/22	354,000	357,983

Air Lease Corp., 3% Sr. Unsec. Nts., 9/15/23	148,000	141,446

		499,429

Information Technology—2.5%

Electronic Equipment, Instruments, & Components—0.2%

Flex Ltd., 4.75% Sr. Unsec. Nts., 6/15/25	280,000	296,381

IT Services—0.5%

Broadridge Financial Solutions, Inc., 3.40% Sr. Unsec. Nts., 6/27/26	174,000	168,004

Fidelity National Information Services, Inc., 1.45% Sr. Unsec. Nts., 6/5/17	297,000	297,144

Xerox Corp.:
2.95% Sr. Unsec. Nts., 3/15/17	130,000	130,396
6.75% Sr. Unsec. Nts., 2/1/17	65,000	65,236

		660,780

Semiconductors & Semiconductor Equipment—0.1%

Intel Corp., 4.90% Sr. Unsec. Nts., 7/29/45	93,000	104,080

Software—1.3%

Activision Blizzard, Inc., 2.30% Sr. Unsec. Nts., 9/15/21[1]	334,000	325,985

Autodesk, Inc.:
1.95% Sr. Unsec. Nts., 12/15/17	279,000	279,527

	Principal Amount	Value

Software (Continued)

Autodesk, Inc.: (Continued)
4.375% Sr. Unsec. Nts., 6/15/25	$110,000	$113,051

Diamond 1 Finance Corp./Diamond 2 Finance Corp.:
3.48% Sr. Sec. Nts., 6/1/19[1]	355,000	362,503
6.02% Sr. Sec. Nts., 6/15/26[1]	218,000	236,271

Open Text Corp., 5.625% Sr. Unsec. Nts., 1/15/23[1]	236,000	247,210

Oracle Corp., 2.40% Sr. Unsec. Nts., 9/15/23	211,000	204,364

		1,768,911

Technology Hardware, Storage & Peripherals—0.4%

Apple, Inc., 4.375% Sr. Unsec. Nts., 5/13/45	198,000	203,496

Hewlett Packard Enterprise Co.:
2.45% Sr. Unsec. Nts., 10/5/17	238,000	239,355
6.35% Sr. Unsec. Nts., 10/15/45	149,000	150,754

		593,605

Materials—3.2%

Chemicals—1.4%

Agrium, Inc.:
3.375% Sr. Unsec. Nts., 3/15/25	151,000	146,335
4.125% Sr. Unsec. Nts., 3/15/35	75,000	68,875

CF Industries, Inc., 4.50% Sr. Sec. Nts., 12/1/26[1]	162,000	159,313

Eastman Chemical Co., 4.65% Sr. Unsec. Nts., 10/15/44	92,000	91,418

Ecolab, Inc.:
2.00% Sr. Unsec. Nts., 1/14/19	338,000	338,353
3.70% Sr. Unsec. Nts., 11/1/46	56,000	51,030

PolyOne Corp., 5.25% Sr. Unsec. Nts., 3/15/23	344,000	350,880

RPM International, Inc., 3.45% Sr. Unsec. Unsub. Nts., 11/15/22	285,000	282,657

Valspar Corp. (The):
3.30% Sr. Unsec. Nts., 2/1/25	103,000	98,918
3.95% Sr. Unsec. Nts., 1/15/26	152,000	152,032

Yara International ASA, 3.80% Sr. Unsec. Nts., 6/6/26[1]	215,000	210,869

		1,950,680

Construction Materials—0.4%

CRH America, Inc., 5.125% Sr. Unsec. Nts., 5/18/45[1]	245,000	255,617

James Hardie International Finance Ltd., 5.875% Sr. Unsec. Nts., 2/15/23[1]	161,000	167,440

LafargeHolcim Finance US LLC, 3.50% Sr. Unsec. Nts., 9/22/26[1]	85,000	82,660

		505,717

Containers & Packaging—0.5%

Ball Corp., 5.25% Sr. Unsec. Nts., 7/1/25	15,000	15,731

International Paper Co.:
3.00% Sr. Unsec. Nts., 2/15/27	166,000	156,701
4.80% Sr. Unsec. Nts., 6/15/44	153,000	152,257

Packaging Corp. of America:
3.65% Sr. Unsec. Nts., 9/15/24	94,000	94,427
4.50% Sr. Unsec. Nts., 11/1/23	253,000	268,088

		687,204

Metals & Mining—0.7%

BHP Billiton Finance USA Ltd., 1.625% Sr. Unsec. Nts., 2/24/17	352,000	352,272

Glencore Finance Canada Ltd., 3.60% Sr. Unsec. Nts., 1/15/17[1]	302,000	302,139

Goldcorp, Inc., 5.45% Sr. Unsec. Nts., 6/9/44	101,000	99,245

15        OPPENHEIMER CORE BOND FUND/VA

STATEMENT OF INVESTMENTS Continued

	Principal Amount	Value

Metals & Mining (Continued)

Rio Tinto Finance USA Ltd., 3.75% Sr. Unsec. Nts., 6/15/25	$143,000	$147,332

		900,988

Paper & Forest Products—0.2%

Georgia-Pacific LLC, 2.539% Sr. Unsec. Nts., 11/15/19[1]	78,000	78,699

Louisiana-Pacific Corp., 4.875% Sr. Unsec. Nts., 9/15/24	186,000	180,885

		259,584

Telecommunication Services—2.1%

Diversified Telecommunication Services—2.1%

AT&T, Inc.:
2.80% Sr. Unsec. Nts., 2/17/21	367,000	364,136
4.35% Sr. Unsec. Nts., 6/15/45	281,000	250,867

British Telecommunications plc, 9.375% Sr. Unsec. Nts., 12/15/30	247,000	377,074

Deutsche Telekom International Finance BV, 2.25% Sr. Unsec. Nts., 3/6/17[1]	349,000	349,510

Telefonica Emisiones SAU:
3.192% Sr. Unsec. Nts., 4/27/18	347,000	352,053
7.045% Sr. Unsec. Unsub. Nts., 6/20/36	95,000	110,423

Verizon Communications, Inc.:
1.75% Sr. Unsec. Nts., 8/15/21	247,000	236,985
4.125% Sr. Unsec. Nts., 8/15/46	148,000	134,219
4.50% Sr. Unsec. Nts., 9/15/20	409,000	437,730
4.522% Sr. Unsec. Nts., 9/15/48	186,000	178,727

		2,791,724

Utilities—3.2%

Electric Utilities—2.4%

AEP Texas Central Co., 3.85% Sr. Unsec. Nts., 10/1/25[1]	177,000	181,815

Cleco Corporate Holdings LLC, 3.743% Sr. Sec. Nts., 5/1/26[1]	176,000	173,423

Duke Energy Corp., 3.75% Sr. Unsec. Nts., 9/1/46	165,000	148,854

Edison International, 2.95% Sr. Unsec. Nts., 3/15/23	208,000	205,844

Enel Finance International NV, 6.25% Sr. Unsec. Nts., 9/15/17[1]	333,000	343,257

Exelon Corp., 4.45% Sr. Unsec. Nts., 4/15/46	85,000	83,378

Indiana Michigan Power Co., Series K, 4.55% Sr. Unsec. Nts., 3/15/46	70,000	72,750

ITC Holdings Corp., 5.30% Sr. Unsec. Nts., 7/1/43	90,000	98,630

NextEra Energy Capital Holdings, Inc., 1.586% Sr. Unsec. Nts., 6/1/17	369,000	369,248

Pennsylvania Electric Co., 5.20% Sr. Unsec. Nts., 4/1/20	73,000	78,184

PPL WEM Ltd./Western Power Distribution Ltd., 5.375% Sr. Unsec. Unsub. Nts., 5/1/21[1]	444,000	479,147

Public Service Co. of New Mexico, 7.95% Sr. Unsec. Nts., 5/15/18	307,000	331,483

Southern Power Co., 1.95% Sr. Unsec. Nts., 12/15/19	311,000	308,092

Trans-Allegheny Interstate Line Co., 3.85% Sr. Unsec. Nts., 6/1/25[1]	213,000	215,877

Xcel Energy, Inc., 3.30% Sr. Unsec. Nts., 6/1/25	167,000	167,131

		3,257,113

Multi-Utilities—0.8%

CenterPoint Energy, Inc., 5.95% Sr. Unsec. Nts., 2/1/17	327,000	328,118

CMS Energy Corp.:
3.875% Sr. Unsec. Nts., 3/1/24	202,000	210,171
5.05% Sr. Unsec. Unsub. Nts., 3/15/22	99,000	108,470

	Principal Amount	Value

Multi-Utilities (Continued)

NiSource Finance Corp., 4.80% Sr. Unsec. Nts., 2/15/44	$157,000	$165,606

Public Service Enterprise Group, Inc., 1.60% Sr. Unsec. Nts., 11/15/19	328,000	323,471

		1,135,836

Total Corporate Bonds and Notes (Cost $62,735,844)		63,160,991

Short-Term Notes[12]—16.4%
Road & Rail—0.5%

Paccar Financial Corp., 0.651%, 1/12/17[9]	630,000	629,882

Personal Products—0.5%

Estee Lauder Cos., Inc. (The), 0.651%, 1/19/17[9]	630,000	629,807

Receivables Finance—0.5%

Thunder Bay Funding LLC, 0.852%, 1/25/17[9]	630,000	629,707

Electric Utilities—1.5%

Arizona Public Service Co., 0.75%, 1/3/17	500,000	499,959

Duke Energy Corp., 0.831%, 1/3/17[9]	250,000	249,979

Eversource Energy, 0.721%, 1/3/17[9]	620,000	619,950

Sempra Energy Holdings, 1.071%, 1/23/17[9]	600,000	599,643

		1,969,531

Telephone Utilities—1.1%

Bell Canada, 1.003%, 2/8/17[9]	630,000	629,385

Deutsche Telekom AG, 0.951%, 1/13/17	270,000	269,908

TELUS Corp., 0.952%, 1/30/17[9]	640,000	639,478

		1,538,771

Banks—2.3%

Bank of Tokyo-Mitsubishi UFJ Ltd., 0.952%, 3/27/17[1]	610,000	608,630

DNB Bank ASA, 0.952%, 3/28/17[9]	610,000	608,638

Mizuho Bank Ltd. (New York), 0.842%, 2/17/17[9]	620,000	619,362

Sumitomo Mitsui Banking Corp., 0.862%, 2/17/17[9]	620,000	619,411

Toronto Dominion Holding (U.S.A.), Inc., 0.691%, 2/2/17[9]	640,000	639,632

		3,095,673

Leasing & Factoring—2.6%

American Honda Finance Corp., 0.661%, 1/27/17	630,000	629,738

Harley-Davidson Financial Services, Inc., 0.822%, 2/6/17[9]	410,000	409,579

Hitachi Capital America Corp., 1.111%, 1/6/17	500,000	499,925

Hyundai Capital America, 0.931%, 1/5/17[9]	620,000	619,920

Nissan Motor Acceptance Corp., 0.932%, 2/24/17[9]	620,000	619,005

Toyota Motor Credit Corp., 0.741%, 2/7/17[9]	640,000	639,523

		3,417,690

Household Products—0.9%

Church & Dwight Co., Inc., 0.751%, 1/10/17[9]	640,000	639,845

Clorox Co. (The), 0.821%, 1/25/17[9]	620,000	619,593

		1,259,438

Electronic Equipment & Instruments—1.0%

Amphenol Corp., 0.901%, 1/5/17	620,000	619,920

Tyco Electronics, 1%, 1/5/17[9]	610,000	609,922

		1,229,842

Aerospace & Defense—0.4%

Rockwell Collins, Inc., 0.951%, 1/9/17[9]	620,000	619,864

Multiline Retail—0.4%

Dollar General Corp., 1.011%, 1/17/17[9]	620,000	619,710

16        OPPENHEIMER CORE BOND FUND/VA

	Principal Amount	Value

Computers & Peripherals—1.0%

Apple, Inc., 0.711%, 2/27/17[9]	$610,000	$609,408

HP, Inc., 1.151%, 1/9/17	270,000	269,965

NetApp, Inc., 1.071%, 1/10/17[9]	505,000	504,878

		1,384,251

Water Utilities—0.5%

American Water Capital Corp., 0.861%, 1/5/17[9]	620,000	619,924

Software—0.4%

Microsoft Corp., 0.832%, 2/27/17[9]	620,000	619,331

Commercial Services & Supplies—0.2%

Equifax, Inc., 0.972%, 2/6/17[9]	270,000	269,723

Chemicals—0.2%

Eastman Chemical Co., 1.081%, 1/10/17[9]	280,000	279,932

Commercial Finance—0.4%

Caterpillar Financial Services Corp., 0.951%, 1/6/17	610,000	609,946

Household Durables—0.8%

Leggett & Platt, Inc., 1.001%, 1/17/17[9]	610,000	609,745

Mohawk Industries, Inc., 1.001%, 1/18/17[9]	610,000	609,727

		1,219,472

	Principal Amount	Value

Food Products—0.4%

General Mills, Inc., 0.85%, 1/17/17[9]	$610,000	$609,745

Multi-Utilities—0.6%

DTE Energy Co., 0.90%, 1/3/17	610,000	609,948

Virginia Electric & Power Co., 0.951%, 2/6/17[9]	270,000	269,752

		879,700

Media—0.2%

CBS Corp., 1.001%, 1/30/17[9]	270,000	269,780

Total Short-Term Notes (Cost $22,401,513)		22,401,719

Certificate of Deposit—0.4%

DBS Bank Ltd., 0.841%, 2/6/17 (Cost $619,479)	620,000	619,593
	Shares

Investment Company—2.0%

Oppenheimer Institutional Government Money Market Fund, Cl. E, 0.43%[10,11] (Cost $2,688,938)	2,688,938	2,688,938

Total Investments, at Value (Cost $170,843,644)	124.1%	169,758,558

Net Other Assets (Liabilities)	(24.1)	(33,003,675)

Net Assets	100.0%	$136,754,883

Footnotes to Statement of Investments

1. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $26,802,070 or 19.60% of the Fund’s net assets at period end.

2. Represents the current interest rate for a variable or increasing rate security.

3. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows. These securities amount to $1,661,875 or 1.22% of the Fund’s net assets at period end.

4. Interest rate is less than 0.0005%.

5. Principal-Only Strips represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. The value of these securities generally increases as interest rates decline and prepayment rates rise. The price of these securities is typically more volatile than that of coupon-bearing bonds of the same maturity. Interest rates disclosed represent current yields based upon the current cost basis and estimated timing of future cash flows. These securities amount to $97,947 or 0.07% of the Fund’s net assets at period end.

6. All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after period end. See Note 4 of the accompanying Notes.

7. All or a portion of the security position is held in accounts at a futures clearing merchant and pledged to cover margin requirements on open futures contracts and written options on futures, if applicable. The aggregate market value of such securities is $117,518. See Note 6 of the accompanying Notes.

8. This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest.

9. Security issued in an exempt transaction without registration under the Securities Act of 1933. Such securities amount to $17,783,780 or 13.00% of the Fund’s net assets, and have been determined to be liquid pursuant to guidelines adopted by the Board of Trustees.

10. Rate shown is the 7-day yield at period end.

11. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares December 31, 2015	Gross Additions	Gross Reductions	Shares December 31, 2016

Oppenheimer Institutional Government Money Market Fund, Cl. Ea	24,144,526	209,288,532	230,744,120	2,688,938
			Value	Income

Oppenheimer Institutional Government Money Market Fund, Cl. Ea			$2,688,938	$56,224

a. Prior to September 28, 2016, this fund was named Oppenheimer Institutional Money Market Fund.

12.	Current yield as of period end.

Futures Contracts as of December 31, 2016
Description	Exchange	Buy/Sell	Expiration Date	Number of Contracts	Value	Unrealized Appreciation (Depreciation)

United States Treasury Long Bonds	CBT	Sell	3/22/17	20	$3,013,125	$34,104
United States Treasury Nts., 10 yr.	CBT	Sell	3/22/17	9	1,118,531	6,641
United States Treasury Nts., 2 yr.	CBT	Buy	3/31/17	73	15,818,187	62
United States Treasury Nts., 5 yr.	CBT	Sell	3/31/17	5	588,320	962
United States Ultra Bonds	CBT	Buy	3/22/17	67	10,736,750	(81,760)

						$(39,991)

17        OPPENHEIMER CORE BOND FUND/VA

STATEMENT OF INVESTMENTS Continued

Centrally Cleared Credit Default Swaps at December 31, 2016
Reference Asset	Buy/Sell Protection	Fixed Rate	Maturity Date		Notional Amount (000’s)	Premiums Received/(Paid)	Value

CDX.HY.27	Sell	5.000%	12/20/21	USD	965	$(59,342)	$59,896

CDX.HY.27	Sell	5.000	12/20/21	USD	955	(60,473)	59,143

Total of Cleared Credit Default Swaps						$(119,815)	$119,039

The table that follows shows the undiscounted maximum potential payment by the Fund related to selling credit protection in credit default swaps:

Type of Reference Asset on which the Fund Sold Protection	Total Maximum Potential Payments for Selling Credit Protection (Undiscounted)	Amount Recoverable*	Reference Asset Rating Range**

Non-Investment Grade Corporate Debt Indexes	$1,920,000	$—	BB-

* The Fund has no amounts recoverable from related purchased protection. In addition, the Fund has no recourse provisions under the credit derivatives and holds no collateral which can offset or reduce potential payments under a triggering event.

** The period end reference asset security ratings, as rated by any rating organization, are included in the equivalent Standard & Poor’s rating category. The reference asset rating represents the likelihood of a potential credit event on the reference asset which would result in a related payment of the Fund.

Glossary:

Definitions
CDX.HY.27	Markit CDX High Yield Index

Exchange Abbreviations
CBT	Chicago Board of Trade

See accompanying Notes to Financial Statements.

18        OPPENHEIMER CORE BOND FUND/VA

STATEMENT OF ASSETS AND LIABILITIES December 31, 2016

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $168,154,706)	$167,069,620
Affiliated companies (cost $2,688,938)	2,688,938

169,758,558

Cash	559,764

Cash used for collateral on futures	220,000

Centrally cleared swaps, at value (premiums paid $119,815)	119,039

Receivables and other assets:
Investments sold on a when-issued or delayed delivery basis	5,810,776
Interest, dividends and principal paydowns	700,451
Shares of beneficial interest sold	291,684
Variation margin receivable	69,579
Other	38,832

Total assets	177,568,683

Liabilities
Centrally cleared swap collateral due	17,027

Payables and other liabilities:
Investments purchased (including $40,161,628 purchased on a when-issued or delayed delivery basis)	40,492,145
Shares of beneficial interest redeemed	185,191
Trustees’ compensation	30,943
Variation margin payable	19,072
Distribution and service plan fees	11,239
Shareholder communications	9,424
Other	48,759

Total liabilities	40,813,800

Net Assets	$136,754,883

Composition of Net Assets
Par value of shares of beneficial interest	$17,915

Additional paid-in capital	213,569,427

Accumulated net investment income	3,115,545

Accumulated net realized loss on investments	(78,822,151)

Net unrealized depreciation on investments	(1,125,853)

Net Assets	$136,754,883

Net Asset Value Per Share

Non-Service Shares:

Net asset value, redemption price per share and offering price per share (based on net assets of $83,405,076 and 10,869,638 shares of beneficial interest outstanding)	$7.67

Service Shares:

Net asset value, redemption price per share and offering price per share (based on net assets of $53,349,807 and 7,045,841 shares of beneficial interest outstanding)	$7.57

See accompanying Notes to Financial Statements.

19        OPPENHEIMER CORE BOND FUND/VA

STATEMENT OF OPERATIONS For the Year Ended December 31, 2016

Investment Income
Interest - unaffiliated companies	$4,393,452

Fee income on when-issued securities	730,168

Dividends - affiliated companies	56,224

Total investment income	5,179,844

Expenses
Management fees	838,714

Distribution and service plan fees - Service shares	131,762

Transfer and shareholder servicing agent fees:
Non-Service shares	87,044
Service shares	52,742

Shareholder communications:
Non-Service shares	21,414
Service shares	12,959

Legal, auditing and other professional fees	85,957

Custodian fees and expenses	48,058

Trustees’ compensation	16,123

Borrowing fees	2,432

Other	8,305

Total expenses	1,305,510
Less reduction to custodian expenses	(260)
Less waivers and reimbursements of expenses	(122,573)

Net expenses	1,182,677

Net Investment Income	3,997,167

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions in unaffiliated companies (including premiums on options exercised)	(2,469,083)
Closing and expiration of futures contracts	(196,844)
Swap contracts	(3,069)
Swaption contracts	34,800

Net realized loss	(2,634,196)

Net change in unrealized appreciation/depreciation on:
Investment transactions	3,085,703
Futures contracts	(84,654)
Swap contracts	(776)

Net change in unrealized appreciation/depreciation	3,000,273

Net Increase in Net Assets Resulting from Operations	$4,363,244

See accompanying Notes to Financial Statements.

20        OPPENHEIMER CORE BOND FUND/VA

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2016	Year Ended December 31, 2015

Operations
Net investment income	$3,997,167	$4,848,365

Net realized loss	(2,634,196)	(345,781)

Net change in unrealized appreciation/depreciation	3,000,273	(3,220,897)

Net increase in net assets resulting from operations	4,363,244	1,281,687

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Non-Service shares	(3,248,135)	(3,667,301)
Service shares	(1,867,358)	(2,079,404)

	(5,115,493)	(5,746,705)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Non-Service shares	(1,355,182)	(2,833,378)
Service shares	1,183,323	1,545,644

	(171,859)	(1,287,734)

Net Assets
Total decrease	(924,108)	(5,752,752)

Beginning of period	137,678,991	143,431,743

End of period (including accumulated net investment income of $3,115,545 and $4,110,201, respectively)	$136,754,883	$137,678,991

See accompanying Notes to Financial Statements.

21        OPPENHEIMER CORE BOND FUND/VA

FINANCIAL HIGHLIGHTS

Non-Service Shares	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012

Per Share Operating Data
Net asset value, beginning of period	$7.71	$7.96	$7.83	$8.26	$7.88

Income (loss) from investment operations:
Net investment income[1]	0.23	0.27	0.30	0.36	0.35
Net realized and unrealized gain (loss)	0.02	(0.19)	0.26	(0.37)	0.44

Total from investment operations	0.25	0.08	0.56	(0.01)	0.79

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.29)	(0.33)	(0.43)	(0.42)	(0.41)

Net asset value, end of period	$7.67	$7.71	$7.96	$7.83	$8.26

Total Return, at Net Asset Value[2]	3.27%	0.96%	7.27%	(0.10)%	10.29%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$83,405	$85,160	$90,757	$96,785	$116,989

Average net assets (in thousands)	$87,039	$89,919	$94,336	$105,012	$119,547

Ratios to average net assets:[3]
Net investment income	2.96%	3.46%	3.72%	4.51%	4.34%
Expenses excluding specific expenses listed below	0.84%	0.82%	0.80%	0.80%	0.77%
Interest and fees from borrowings	0.00%[4]	0.00%[4]	0.00%	0.00%	0.00%

Total expenses[5]	0.84%	0.82%	0.80%	0.80%	0.77%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.75%	0.75%	0.75%	0.75%	0.75%

Portfolio turnover rate[6]	79%	73%	127%	115%	140%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Less than 0.005%.

5. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended December 31, 2016	0.85%
Year Ended December 31, 2015	0.83%
Year Ended December 31, 2014	0.81%
Year Ended December 31, 2013	0.81%
Year Ended December 31, 2012	0.79%

6. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions

Year Ended December 31, 2016	$672,031,328	$673,808,454
Year Ended December 31, 2015	$697,962,198	$709,720,690
Year Ended December 31, 2014	$560,409,975	$543,669,748
Year Ended December 31, 2013	$776,927,298	$806,883,121
Year Ended December 31, 2012	$930,202,858	$942,406,652

See accompanying Notes to Financial Statements.

22        OPPENHEIMER CORE BOND FUND/VA

Service Shares	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012

Per Share Operating Data
Net asset value, beginning of period	$7.61	$7.86	$7.74	$8.17	$7.79

Income (loss) from investment operations:
Net investment income[1]	0.21	0.25	0.27	0.34	0.33
Net realized and unrealized gain (loss)	0.02	(0.19)	0.26	(0.37)	0.44

Total from investment operations	0.23	0.06	0.53	(0.03)	0.77

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.27)	(0.31)	(0.41)	(0.40)	(0.39)

Net asset value, end of period	$7.57	$7.61	$7.86	$7.74	$8.17

Total Return, at Net Asset Value[2]	3.05%	0.70%	6.93%	(0.38)%	10.17%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$53,350	$52,519	$52,675	$54,946	$64,694

Average net assets (in thousands)	$52,738	$54,016	$55,215	$59,523	$67,116

Ratios to average net assets:[3]
Net investment income	2.70%	3.21%	3.47%	4.26%	4.07%
Expenses excluding specific expenses listed below	1.09%	1.07%	1.04%	1.05%	1.02%
Interest and fees from borrowings	0.00%[4]	0.00%[4]	0.00%	0.00%	0.00%

Total expenses[5]	1.09%	1.07%	1.04%	1.05%	1.02%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.00%	1.00%	1.00%	1.00%	1.00%

Portfolio turnover rate[6]	79%	73%	127%	115%	140%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Less than 0.005%.

5. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended December 31, 2016	1.10%
Year Ended December 31, 2015	1.08%
Year Ended December 31, 2014	1.05%
Year Ended December 31, 2013	1.06%
Year Ended December 31, 2012	1.04%

6. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions

Year Ended December 31, 2016	$672,031,328	$673,808,454
Year Ended December 31, 2015	$697,962,198	$709,720,690
Year Ended December 31, 2014	$560,409,975	$543,669,748
Year Ended December 31, 2013	$776,927,298	$806,883,121
Year Ended December 31, 2012	$930,202,858	$942,406,652

See accompanying Notes to Financial Statements.

23        OPPENHEIMER CORE BOND FUND/VA

NOTES TO FINANCIAL STATEMENTS December 31, 2016

1. Organization

Oppenheimer Core Bond Fund/VA (the “Fund”), a separate series of Oppenheimer Variable Account Funds, is a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s main investment objective is to seek total return. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI. Shares of the Fund are sold only to separate accounts of life insurance companies.

The Fund offers two classes of shares. Both classes are sold at their offering price, which is the net asset value per share, to separate investment accounts of participating insurance companies as an underlying investment for variable life insurance policies, variable annuity contracts or other investment products. The class of shares designated as Service shares is subject to a distribution and service plan. Both classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class.

The following is a summary of significant accounting policies followed in the Fund’s preparation of financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. GAAP, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. This rate will increase to 2.00% effective January 1, 2017. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends. The Fund has analyzed its tax positions for the fiscal year ended December 31, 2016, including open tax years, and does not believe there are any uncertain tax positions requiring recognition in the Fund’s financial statements.

The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

24        OPPENHEIMER CORE BOND FUND/VA

2. Significant Accounting Policies (Continued)

Undistributed Net Investment Income	Undistributed Long-Term Gain	Accumulated Loss Carryforward[1,2,3,4,5]	Net Unrealized Depreciation Based on cost of Securities and Other Investments for Federal Income Tax Purposes

$3,145,708	$—	$78,811,638	$1,135,589

1. At period end, the Fund had $78,809,859 of net capital loss carryforward available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. Details of the capital loss carryforwards are included in the table below. Capital loss carryovers with no expiration, if any, must be utilized prior to those with expiration dates.

Expiring

2017	$75,069,850
No expiration	3,740,009

Total	$78,809,859

2. The Fund had $1,779 of straddle losses which were deferred.

3. During the reporting period, the Fund did not utilize any capital loss carryforward.

4. During the previous reporting period, the Fund did not utilize any capital loss carryforward.

5. During the reporting period, $5,303,131 of unused capital loss carryforward expired.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with U.S. GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

Accordingly, the following amounts have been reclassified for the reporting period. Net assets of the Fund were unaffected by the reclassifications.

	Increase	Reduction
	to Accumulated	to Accumulated Net
Reduction to Paid-in Capital	Net Investment Income	Realized Loss on Investments

$5,303,131	$123,670	$5,179,461

The tax character of distributions paid during the reporting periods:

	Year Ended December 31, 2016	Year Ended December 31, 2015

Distributions paid from:
Ordinary income	$5,115,493	$5,746,705

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$170,894,146
Federal tax cost of other investments	21,954,001

Total federal tax cost	$192,848,147

Gross unrealized appreciation	$2,482,083
Gross unrealized depreciation	(3,617,672)

Net unrealized depreciation	$(1,135,589)

Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern time, on each day the New York Stock Exchange (the “Exchange”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation

25        OPPENHEIMER CORE BOND FUND/VA

NOTES TO FINANCIAL STATEMENTS Continued

3. Securities Valuation (Continued)

determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Equity securities traded on a securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the official closing price on the principal exchange on which the security is traded, as identified by the Manager, prior to the time when the Fund’s assets are valued. If the official closing price is unavailable, the security is valued at the last sale price on the principal exchange on which it is traded. If the official closing price or last sales price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Structured securities, swaps, swaptions, and other over-the-counter derivatives are valued utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Futures contracts and futures options traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage- backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Structured securities	Relevant market information such as the price of underlying financial instruments, stock market indices, foreign currencies, interest rate spreads, commodities, or the occurrence of other specific events.
Swaps	Relevant market information, including underlying reference assets such as credit spreads, credit event probabilities, index values, individual security values, forward interest rates, variable interest rates, volatility measures, and forward currency rates.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the

26        OPPENHEIMER CORE BOND FUND/VA

3. Securities Valuation (Continued)

Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The Fund classifies each of its investments in investment companies which are publicly offered as Level 1. Investment companies that are not publicly offered are measured using net asset value as a practical expedient, and are not classified in the fair value hierarchy.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Assets Table
Investments, at Value:
Asset-Backed Securities	$—	$20,044,549	$—	$20,044,549
Mortgage-Backed Obligations	—	58,425,145	259,759	58,684,904
U.S. Government Obligations	—	2,157,864	—	2,157,864
Corporate Bonds and Notes	—	63,160,991	—	63,160,991
Short-Term Notes	—	22,401,719	—	22,401,719
Certificate of Deposit	—	619,593	—	619,593
Investment Company	2,688,938	—	—	2,688,938

Total Investments, at Value	2,688,938	166,809,861	259,759	169,758,558
Other Financial Instruments:
Futures contracts	41,769	—	—	41,769
Centrally cleared swaps, at value	—	119,039	—	119,039

Total Assets	$2,730,707	$166,928,900	$259,759	$169,919,366

Liabilities Table
Other Financial Instruments:
Futures contracts	$(81,760)	$—	$—	$(81,760)

Total Liabilities	$(81,760)	$—	$—	$(81,760)

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

The table below shows the transfers between Level 2 and Level 3. The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the reporting period.

	Transfers out of Level 2*	Transfers into Level 3*

Assets Table
Investments, at Value:
Mortgage-Backed Obligations	$(345,813)	$345,813

Total Assets	$(345,813)	$345,813

*	Transferred from Level 2 to Level 3 because of the lack of observable market data due to a decrease in market activity for this security.

4. Investments and Risks

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are open-end management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are

27        OPPENHEIMER CORE BOND FUND/VA

NOTES TO FINANCIAL STATEMENTS Continued

4. Investments and Risks (Continued)

included in the Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investments in Money Market Instruments. The Fund is permitted to invest its free cash balances in money market instruments to provide liquidity or for defensive purposes. The Fund may invest in money market instruments by investing in Class E shares of Oppenheimer Institutional Government Money Market Fund (“IGMMF”), formerly known as Oppenheimer Institutional Money Market Fund, which is an Affiliated Fund. IGMMF is regulated as a money market fund under the 1940 Act, as amended. The Fund may also invest in money market instruments directly or in other affiliated or unaffiliated money market funds.

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

At period end, the Fund had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

When-Issued or Delayed Delivery Basis Transactions

Purchased securities	$40,161,628
Sold securities	5,810,776

The Fund may enter into “forward roll” transactions with respect to mortgage-related securities. In this type of transaction, the Fund sells a mortgage-related security to a buyer and simultaneously agrees to repurchase a similar security (same type, coupon and maturity) at a later date at a set price. During the period between the sale and the repurchase, the Fund will not be entitled to receive interest and principal payments on the securities that have been sold. The Fund records the incremental difference between the forward purchase and sale of each forward roll as realized gain (loss) on investments or as fee income in the case of such transactions that have an associated fee in lieu of a difference in the forward purchase and sale price.

Forward roll transactions may be deemed to entail embedded leverage since the Fund purchases mortgage-related securities with extended settlement dates rather than paying for the securities under a normal settlement cycle. This embedded leverage increases the Fund’s market value of investments relative to its net assets which can incrementally increase the volatility of the Fund’s performance. Forward roll transactions can be replicated over multiple settlement periods.

Risks of entering into forward roll transactions include the potential inability of the counterparty to meet the terms of the agreement; the potential of the Fund to receive inferior securities at redelivery as compared to the securities sold to the counterparty; and counterparty credit risk.

At period end, the Fund pledged $281,240 of collateral to the counterparty for forward roll transactions.

Shareholder Concentration. At period end, three shareholders each owned 20% or more of the Fund’s total outstanding shares.

A shareholder is the related party of the Fund. Related parties may include, but are not limited to, the investment manager and its affiliates, affiliated broker dealers, fund of funds, and directors or employees. A related party owned 25% of the Fund’s total outstanding shares at period end.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

28        OPPENHEIMER CORE BOND FUND/VA

5. Market Risk Factors (Continued)

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Use of Derivatives

The Fund’s investment objective not only permits the Fund to purchase investment securities, it also allows the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, variance swaps and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. These instruments may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors. Such contracts may be entered into through a bilateral over-the-counter (“OTC”) transaction, or through a securities or futures exchange and cleared through a clearinghouse.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost due to unanticipated changes in the market risk factors and the overall market. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

The Fund’s actual exposures to these market risk factors and associated risks during the period are discussed in further detail, by derivative type, below.

Futures Contracts

A futures contract is a commitment to buy or sell a specific amount of a commodity, financial instrument or currency at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts. Futures contracts and options thereon are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value in an account registered in the futures commission merchant’s name. Subsequent payments (variation margin) are paid to or from the futures commission merchant each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains and losses. Should the Fund fail to make requested variation margin payments, the futures commission merchant can gain access to the initial margin to satisfy the Fund’s payment obligations.

Futures contracts are reported on a schedule following the Statement of Investments. Securities held by a futures commission merchant to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. Cash held by a futures commission merchant to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Statement of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the Statement of Operations. Realized gains (losses) are reported in the Statement of Operations at the closing or expiration of futures contracts.

The Fund has purchased futures contracts on various bonds and notes to increase exposure to interest rate risk.

The Fund has sold futures contracts on various bonds and notes to decrease exposure to interest rate risk.

During the reporting period, the Fund had an ending monthly average market value of $18,294,393 and $13,531,441 on futures contracts purchased and sold, respectively.

Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.

29        OPPENHEIMER CORE BOND FUND/VA

NOTES TO FINANCIAL STATEMENTS Continued

6. Use of Derivatives (Continued)

Option Activity

The Fund may buy and sell put and call options, or write put and call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security, currency or other underlying financial instrument at a fixed price, upon exercise of the option.

Options can be traded through an exchange or through a privately negotiated arrangement with a dealer in an OTC transaction. Options traded through an exchange are generally cleared through a clearinghouse (such as The Options Clearing Corporation). The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Statement of Operations. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Statement of Operations.

The Fund has purchased call options on treasury and/or euro futures to increase exposure to interest rate risk. A purchased call option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has purchased put options on treasury and/or euro futures to decrease exposure to interest rate risk. A purchased put option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

During the reporting period, the Fund had an ending monthly average market value of $36,586 and $4,357 on purchased call options and purchased put options, respectively.

At period end, the Fund had no purchased options outstanding.

Options written, if any, are reported in a schedule following the Statement of Investments and as a liability in the Statement of Assets and Liabilities. Securities held in collateral accounts to cover potential obligations with respect to outstanding written options are noted in the Statement of Investments.

The risk in writing a call option is that the market price of the security increases and if the option is exercised, the Fund must either purchase the security at a higher price for delivery or, if the Fund owns the underlying security, give up the opportunity for profit. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk that there may be an illiquid market where the Fund is unable to close the contract.

The Fund has written put options on treasury and/or euro futures to increase exposure to interest rate risk. A written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

During the reporting period, the Fund had an ending monthly average market value of $3,504 on written put options. Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

At period end, the Fund had no written options outstanding.

Written option activity for the reporting period was as follows:

	Number of Contracts	Amount of Premiums

Options outstanding as of December 31, 2015	—	$—
Options written	3,880,856	61,628
Options exercised	(3,880,856)	(61,628)

Options outstanding as of December 31, 2016	—	$—

Swap Contracts

The Fund may enter into swap contract agreements with a counterparty to exchange a series of cash flows based on either specified reference rates, the price or volatility of asset or non-asset references, or the occurrence of a credit event, over a specified period. Swaps can be executed in a bi-lateral privately negotiated arrangement with a dealer in an OTC transaction (“OTC swaps”) or executed on a regulated market. Certain swaps, regardless of the venue of their execution, are required to be cleared through a clearinghouse (“centrally cleared swaps”). Swap contracts may include interest rate, equity, debt, index, total return, credit default, currency, and volatility swaps.

Swap contracts are reported on a schedule following the Statement of Investments. The values of centrally cleared swap and OTC swap contracts are aggregated by positive and negative values and disclosed separately on the Statement of Assets and Liabilities. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the accrued interest due to (owed by) the Fund, if any, at termination or settlement. The net change in this amount during the period is included on the Statement of Operations. The Fund also records any periodic payments received from (paid to) the counterparty, including at termination, under such contracts as realized gain (loss) on the Statement of Operations.

Swap contract agreements are exposed to the market risk factor of the specific underlying reference rate or asset. Swap contracts are typically more attractively priced compared to similar investments in related cash securities because they isolate the risk to one market risk factor and eliminate the other market risk factors. Investments in cash securities (for instance bonds) have exposure to multiple risk factors (credit and interest rate risk). Because swaps have embedded leverage, they can expose the Fund to substantial risk in the isolated market risk factor.

Credit Default Swap Contracts. A credit default swap is a contract that enables an investor to buy or sell protection against a defined-issuer credit event, such as the issuer’s failure to make timely payments of interest or principal on a debt security, bankruptcy or restructuring. The Fund may enter

30        OPPENHEIMER CORE BOND FUND/VA

6. Use of Derivatives (Continued)

into credit default swaps either by buying or selling protection on a corporate issuer, sovereign issuer, or a basket or index of issuers (the “reference asset”).

The buyer of protection pays a periodic fee to the seller of protection based on the notional amount of the swap contract. The seller of protection agrees to compensate the buyer of protection for future potential losses as a result of a credit event on the reference asset. The contract effectively transfers the credit event risk of the reference asset from the buyer of protection to the seller of protection.

The ongoing value of the contract will fluctuate throughout the term of the contract based primarily on the credit risk of the reference asset. If the credit quality of the reference asset improves relative to the credit quality at contract initiation, the buyer of protection may have an unrealized loss greater than the anticipated periodic fee owed. This unrealized loss would be the result of current credit protection being cheaper than the cost of credit protection at contract initiation. If the buyer elects to terminate the contract prior to its maturity, and there has been no credit event, this unrealized loss will become realized. If the contract is held to maturity, and there has been no credit event, the realized loss will be equal to the periodic fee paid over the life of the contract.

If there is a credit event, the buyer of protection can exercise its rights under the contract and receive a payment from the seller of protection equal to the notional amount of the swap less the market value of specified debt securities issued by the reference asset. Upon exercise of the contract the difference between such value and the notional amount is recorded as realized gain (loss) and is included on the Statement of Operations.

The Fund has sold credit protection through credit default swaps to increase exposure to the credit risk of individual issuers and/or indexes of issuers that are either unavailable or considered to be less attractive in the bond market. For the reporting period, the Fund had ending monthly average notional amounts of $147,692 on credit default swaps to sell protection. Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Swaption Transactions

The Fund may enter into a swaption contract which grants the purchaser the right, but not the obligation, to enter into a swap transaction at preset terms detailed in the underlying agreement within a specified period of time. The purchaser pays a premium to the swaption writer who bears the risk of unfavorable changes in the preset terms on the underlying swap.

Purchased swaptions are reported as a component of investments in the Statement of Investments and the Statement of Assets and Liabilities. Written swaptions are reported on a schedule following the Statement of Investments and their value is reported as a separate asset or liability line item in the Statement of Assets and Liabilities. The net change in unrealized appreciation or depreciation on written swaptions is separately reported in the Statement of Operations. When a swaption is exercised, the cost of the swap is adjusted by the amount of premium paid or received. Upon the expiration or closing of an unexercised swaption contract, a gain or loss is reported in the Statement of Operations for the amount of the premium paid or received.

The Fund generally will incur a greater risk when it writes a swaption than when it purchases a swaption. When the Fund writes a swaption it will become obligated, upon exercise of the swaption, according to the terms of the underlying agreement. Swaption contracts written by the Fund do not give rise to counterparty credit risk prior to exercise as they obligate the Fund, not its counterparty, to perform. When the Fund purchases a swaption it only risks losing the amount of the premium it paid if the swaption expires unexercised. However, when the Fund exercises a purchased swaption there is a risk that the counterparty will fail to perform or otherwise default on its obligations under the swaption contract.

The Fund has purchased swaptions which gives it the option to buy credit protection through credit default swaps in order to decrease exposure to the credit risk of individual issuers and/or indexes of issuers. A purchased swaption of this type becomes more valuable as the likelihood of a credit event on the reference asset increases.

The Fund has written swaptions which give it the obligation, if exercised by the purchaser, to buy credit protection through credit default swaps in order to decrease exposure to the credit risk of individual issuers and/or, indexes of issuers. A written swaption of this type becomes more valuable as the likelihood of a credit event on the reference asset increases.

During the reporting period, the Fund had an ending monthly average market value of $13,892 and $3,975 on purchased and written swaptions, respectively.

At period end, the Fund had no purchased or written swaptions outstanding.

Written swaption activity for the reporting period was as follows:

	Notional Amount	Amount of Premiums

Swaptions outstanding as of December 31, 2015	—	$—
Swaptions written	6,517,000	34,800
Swaptions closed or expired	(6,517,000)	(34,800)

Swaptions outstanding as of December 31, 2016	—	$—

Counterparty Credit Risk. Derivative positions are subject to the risk that the counterparty will not fulfill its obligation to the Fund. The Fund intends to enter into derivative transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund. For OTC options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not

31        OPPENHEIMER CORE BOND FUND/VA

NOTES TO FINANCIAL STATEMENTS Continued

6. Use of Derivatives (Continued)

typically give rise to counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform.

To reduce counterparty risk with respect to OTC transactions, the Fund has entered into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) master agreements, which allow the Fund to make (or to have an entitlement to receive) a single net payment in the event of default (close-out netting) for outstanding payables and receivables with respect to certain OTC positions in swaps, options, swaptions, and forward currency exchange contracts for each individual counterparty. In addition, the Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to ISDA master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Fund.

ISDA master agreements include credit related contingent features which allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA master agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

The Fund’s risk of loss from counterparty credit risk on exchange-traded derivatives cleared through a clearinghouse and for centrally cleared swaps is generally considered lower than as compared to OTC derivatives. However, counterparty credit risk exists with respect to initial and variation margin deposited/paid by the Fund that is held in futures commission merchant, broker and/or clearinghouse accounts for such exchange-traded derivatives and for centrally cleared swaps.

With respect to centrally cleared swaps, such transactions will be submitted for clearing, and if cleared, will be held in accounts at futures commission merchants or brokers that are members of clearinghouses. While brokers, futures commission merchants and clearinghouses are required to segregate customer margin from their own assets, in the event that a broker, futures commission merchant or clearinghouse becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker, futures commission merchant or clearinghouse for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s, futures commission merchant’s or clearinghouse’s customers, potentially resulting in losses to the Fund.

There is the risk that a broker, futures commission merchant or clearinghouse will decline to clear a transaction on the Fund’s behalf, and the Fund may be required to pay a termination fee to the executing broker with whom the Fund initially enters into the transaction. Clearinghouses may also be permitted to terminate centrally cleared swaps at any time. The Fund is also subject to the risk that the broker or futures commission merchant will improperly use the Fund’s assets deposited/paid as initial or variation margin to satisfy payment obligations of another customer. In the event of a default by another customer of the broker or futures commission merchant, the Fund might not receive its variation margin payments from the clearinghouse, due to the manner in which variation margin payments are aggregated for all customers of the broker/futures commission merchant.

Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker, futures commission merchant or clearinghouse for exchange-traded and cleared derivatives, including centrally cleared swaps. Brokers, futures commission merchants and clearinghouses can ask for margin in excess of the regulatory minimum, or increase the margin amount, in certain circumstances.

Collateral terms are contract specific for OTC derivatives. For derivatives traded under an ISDA master agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund or the counterparty.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged as collateral. Non-cash collateral pledged by the Fund, if any, is noted in the Statement of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold (e.g. $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance.

The following table presents the valuations of derivative instruments by risk exposure as reported within the Statement of Assets and Liabilities at period end:

	Asset Derivatives		Liability Derivatives
Derivatives Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Value	Statement of Assets and Liabilities Location	Value

Credit contracts	Centrally cleared swaps, at value	$119,039
Interest rate contracts Variation margin receivable		69,579*	Variation margin payable	$19,072*

Total		$188,618		$19,072

*Includes only the current day’s variation margin. Prior variation margin movements have been reflected in cash on the Statement of Assets and Liabilities upon receipt or payment.

The effect of derivative instruments on the Statement of Operations is as follows:

32        OPPENHEIMER CORE BOND FUND/VA

6. Use of Derivatives (Continued)

Amount of Realized Gain or (Loss) Recognized on Derivatives
	Investment
	from
	unaffiliated
	companies	Closing and
Derivatives	(including	expiration	Closing and
Not Accounted	premiums	of swaption	expiration
for as Hedging	on options	contracts	of futures
Instruments	exercised)*	written	contracts	Swap contracts	Total

Credit contracts	$(103,816)	$34,800	$—	$(3,069)	$(72,085)
Interest rate contracts	107,945	—	(196,844)	—	(88,899)

Total	$4,129	$34,800	$(196,844)	$(3,069)	$(160,984)

*Includes purchased option contracts, purchased swaption contracts, written option contracts exercised and written swaption contracts exercised, if any.

Amount of Change in Unrealized Gain or (Loss) Recognized on Derivatives
Derivatives
Not Accounted for as Hedging	Futures
Instruments	contracts	Swap contracts	Total

Credit contracts	$—	$(776)	$(776)
Interest rate contracts	(84,654)	—	(84,654)

Total	$(84,654)	$(776)	$(85,430)

7. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended December 31, 2016		Year Ended December 31, 2015
	Shares	Amount	Shares	Amount

Non-Service Shares
Sold	1,355,120	$10,666,396	1,062,552	$8,456,159
Dividends and/or distributions reinvested	420,198	3,248,135	476,892	3,667,301
Redeemed	(1,952,587)	(15,269,713)	(1,900,400)	(14,956,838)

Net decrease	(177,269)	$(1,355,182)	(360,956)	$(2,833,378)

Service Shares
Sold	3,050,438	$23,656,300	2,849,289	$22,223,803
Dividends and/or distributions reinvested	244,739	1,867,358	273,246	2,079,404
Redeemed	(3,149,918)	(24,340,335)	(2,925,634)	(22,757,563)

Net increase	145,259	$1,183,323	196,901	$1,545,644

8. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IGMMF, for the reporting period were as follows:

	Purchases	Sales

Investment securities	$86,169,688	$88,981,950
U.S. government and government agency obligations	1,930,998	2,276,341
To Be Announced (TBA) mortgage-related securities	672,031,328	673,808,454

9. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule

Up to $1 billion	0.60%
Over $1 billion	0.50

The Fund’s effective management fee for the reporting period was 0.60% of average annual net assets before any applicable waivers.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid

33        OPPENHEIMER CORE BOND FUND/VA

NOTES TO FINANCIAL STATEMENTS Continued

9. Fees and Other Transactions with Affiliates (Continued)

by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets. Fees incurred and average net assets for each class with respect to these services are detailed in the Statement of Operations and Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustees under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustees. The Fund purchases shares of the funds selected for deferral by the Trustees in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Distribution and Service Plan for Service Shares. The Fund has adopted a Distribution and Service Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act for Service shares to pay OppenheimerFunds Distributor, Inc. (the “Distributor”), for distribution related services, personal service and account maintenance for the Fund’s Service shares. Under the Plan, payments are made periodically at an annual rate of 0.25% of the daily net assets of Service shares of the Fund. The Distributor currently uses all of those fees to compensate sponsors of the insurance product that offers Fund shares, for providing personal service and maintenance of accounts of their variable contract owners that hold Service shares. These fees are paid out of the Fund’s assets on an on-going basis and increase operating expenses of the Service shares, which results in lower performance compared to the Fund’s shares that are not subject to a service fee. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Waivers and Reimbursements of Expenses. The Manager has contractually agreed to limit the Fund’s expenses after payments, waivers and/or reimbursements and reduction to custodian expenses, excluding any applicable dividend expense, taxes, interest and fees from borrowing, any subsidiary expenses, Acquired Fund Fees and Expenses, brokerage commissions, unusual and infrequent expenses and certain other Fund expenses; so that those expenses, as percentages of daily net assets, will not exceed the annual rate of 0.75% for Non-Service shares and 1.00% for Service shares. During the reporting period, the Manager waived fees and/or reimbursed the Fund $68,094 and $41,180 for Non-Service and Service shares, respectively.

The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IGMMF. During the reporting period, the Manager waived fees and/or reimbursed the Fund $13,299 for IGMMF management fees.

Waivers and/or reimbursements may be modified or terminated as set forth according to the terms in the prospectus.

10. Borrowings and Other Financing

Joint Credit Facility. A number of mutual funds managed by the Manager participate in a $1.3 billion revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with atypical redemption activity. Expenses and fees related to the Facility are paid by the participating funds and are disclosed separately or as other expenses on the Statement of Operations. The Fund did not utilize the Facility during the reporting period.

11. Pending Litigation

In 2009, several putative class action lawsuits were filed and later consolidated before the U.S. District Court for the District of Colorado in connection with the investment performance of Oppenheimer Rochester California Municipal Fund (the “California Fund”), a fund advised by OppenheimerFunds, Inc. (“OFI”) and distributed by OppenheimerFunds Distributor, Inc. (“OFDI”). The plaintiffs asserted claims against OFI, OFDI and certain present and former trustees and officers of the California Fund under the federal securities laws, alleging, among other things, that the disclosure documents of the California Fund contained misrepresentations and omissions and the investment policies of the California Fund were not followed. An amended complaint and a motion to dismiss were filed, and in 2011, the court issued an order which granted in part and denied in part the defendants’ motion to dismiss. In October 2015, following a successful appeal by defendants and a subsequent hearing, the court granted plaintiffs’ motion for class certification and appointed class representatives and class counsel.

OFI and OFDI believe the suit is without merit; that it is premature to render any opinion as to the likelihood of an outcome unfavorable to them in the suit; and that no estimate can yet be made as to the amount or range of any potential loss. Furthermore, OFI believes that the suit should not impair the ability of OFI or OFDI to perform their respective duties to the Fund and that the outcome of the suit should not have any material effect on the operations of any of the Oppenheimer funds.

34        OPPENHEIMER CORE BOND FUND/VA

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of Oppenheimer Variable Account Funds:

We have audited the accompanying statement of assets and liabilities of Oppenheimer Core Bond Fund/VA (a separate series of Oppenheimer Variable Account Funds), including the statement of investments, as of December 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Core Bond Fund/VA as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Denver, Colorado

February 15, 2017

35        OPPENHEIMER CORE BOND FUND/VA

FEDERAL INCOME TAX INFORMATION Unaudited

In early 2017, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2016.

The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

36        OPPENHEIMER CORE BOND FUND/VA

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS Unaudited

The Fund has entered into an investment advisory agreement with OFI Global Asset Management, Inc. (“OFI Global” or the “Adviser”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”) (“OFI Global” and “OFI” together the “Managers”) and OFI Global has entered into a sub-advisory agreement with OFI whereby OFI provides investment sub-advisory services to the Fund (collectively, the “Agreements”). Each year, the Board of Trustees (the “Board”), including a majority of the independent Trustees, is required to determine whether to approve the terms of the Agreements and the renewal thereof. The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Managers provide, such information as may be reasonably necessary to evaluate the terms of the Agreements. The Board employs an independent consultant to prepare a report that provides information, including comparative information that the Board requests for that purpose. In addition to in-person meetings focused on this evaluation, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.

The Managers and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Managers’ services, (ii) the comparative investment performance of the Fund and the Managers, (iii) the fees and expenses of the Fund, including comparative fee and expense information, (iv) the profitability of the Managers and their affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Managers from their relationship with the Fund. The Board was aware that there are alternatives to retaining the Managers.

Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.

Nature, Quality and Extent of Services. The Board considered information about the nature, quality and extent of the services provided to the Fund and information regarding the Managers’ key personnel who provide such services. The Managers’ duties include providing the Fund with the services of the portfolio managers and the Sub-Adviser’s investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments; and securities trading services. OFI Global is responsible for oversight of third-party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions; risk management; and oversight of the Sub-Adviser. OFI Global is also responsible for providing certain administrative services to the Fund. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the U.S. Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by federal and state securities laws for the sale of the Fund’s shares. OFI Global also provides the Fund with office space, facilities and equipment.

The Board also considered the quality of the services provided and the quality of the Managers’ resources that are available to the Fund. The Board took account of the fact that the Sub-Adviser has over fifty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Managers’ advisory, administrative, accounting, legal, compliance and risk management services, and information the Board has received regarding the experience and professional qualifications of the Managers’ key personnel and the size and functions of its staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Krishna Memani and Peter Strzalkowski, the portfolio managers for the Fund, and the Sub-Adviser’s investment team and analysts. The Board members also considered the totality of their experiences with the Managers as directors or trustees of the Fund and other funds advised by the Managers. The Board considered information regarding the quality of services provided by affiliates of the Managers, which the Board members have become knowledgeable about through their experiences with the Managers and in connection with the renewal of the Fund’s service agreements. The Board concluded, in light of the Managers’ experience, reputation, personnel, operations and resources that the Fund benefits from the services provided under the Agreements.

Investment Performance of the Managers and the Fund. Throughout the year, the Managers provided information on the investment performance of the Fund, the Adviser and the Sub-Adviser, including comparative performance information. The Board also reviewed information, prepared by the Managers and by the independent consultant, comparing the Fund’s historical performance to relevant market indices and to the performance of other intermediate-term bond funds underlying variable insurance products. The Board considered that the Fund outperformed its performance category median during the one-, three- and five-year periods, although it underperformed for the ten-year period.

Fees and Expenses of the Fund. The Board reviewed the fees paid to the Adviser and the other expenses borne by the Fund. The Board noted that the Adviser, not the Fund, pays the Sub-Adviser’s fee under the sub-advisory agreement. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other intermediate-term bond funds underlying variable insurance products. In reviewing the fees and expenses charged to the VA funds, the Board considered the Adviser’s assertion that, because there is much greater disparity in the fees and services that may be provided by a manager to a VA fund as opposed to a retail fund, when comparing the expenses of the various VA funds to those of retail funds, it is most appropriate to focus on total expenses (rather than on the management fees). Accordingly, while the Board reviewed and considered all expenses, it focused on total expenses. The Board considered that the Fund’s total expenses were higher than its peer group median and category median. The Board also considered that the Fund’s contractual management fee was higher than its peer group median and its category median. The Board considered that the Adviser has contractually agreed to limit the Fund’s total annual operating expenses so that those expenses, as percentages of daily net assets, will not exceed that annual rate of 0.75% for Non-Service Shares and 1.00% for Service Shares. This contractual expense limitation may not be amended or withdrawn until one year after the date of the Fund’s prospectus, unless approved by the Board.

Economies of Scale and Profits Realized by the Managers. The Board considered information regarding the Managers’ costs in serving as the Fund’s investment adviser and sub-adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Managers’ profitability from their relationship with the Fund. The Board also considered that the Managers must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund. The Board reviewed whether the Managers may realize economies of scale in managing and supporting the Fund. The Board noted that the Fund currently has management fee breakpoints, which are intended to share with Fund shareholders economies of scale that may exist as the Fund’s assets grow.

Other Benefits to the Managers. In addition to considering the profits realized by the Managers, the Board considered information that was

37        OPPENHEIMER CORE BOND FUND/VA

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS
Unaudited / Continued

provided regarding the direct and indirect benefits the Managers receive as a result of their relationship with the Fund, including compensation paid to the Managers’ affiliates.

Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees’ counsel are independent of the Managers within the meaning and intent of the Securities and Exchange Commission Rules.

Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, decided to continue the Agreements through August 31, 2017. In arriving at its decision, the Board did not identify any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreements, including the management fees, in light of all the surrounding circumstances.

38        OPPENHEIMER CORE BOND FUND/VA

PORTFOLIO PROXY VOTING POLICIES AND GUIDELINES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Guidelines under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Guidelines is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

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TRUSTEES AND OFFICERS Unaudited

Name, Position(s) Held with the Fund, Length of Service, Age	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

Robert J. Malone, Chairman of the Board of Trustees (since 2016), Trustee (since 2002) Year of Birth: 1944	Chairman - Colorado Market of MidFirst Bank (since January 2015); Chairman of the Board (2012-2016) and Director (August 2005-March 2016) of Jones International University (educational organization); Trustee of the Gallagher Family Foundation (non-profit organization) (2000-2015); Chairman, Chief Executive Officer and Director of Steele Street Bank Trust (commercial banking) (August 2003-January 2015); Board of Directors of Opera Colorado Foundation (non-profit organization) (2008- 2012); Director of Colorado UpLIFT (charitable organization) (1986-2010); Director of Jones Knowledge, Inc. (2006-2010); Former Chairman of U.S. Bank-Colorado (subsidiary of U.S. Bancorp and formerly Colorado National Bank) (July 1996-April 1999); Director of Commercial Assets, Inc. (real estate investment trust) (1993-2000); Director of U.S. Exploration, Inc. (oil and gas exploration) (1997-February 2004); Chairman of the Board (1991-1994) and Trustee (1985-1994) of Regis University; and Chairman of the Board (1990-1991) and Trustee (1984-1999) of Young Presidents Organization. Oversees 47 portfolios in the OppenheimerFunds complex. Mr. Malone has served on the Boards of certain Oppenheimer funds since 2002, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Jon S. Fossel, Trustee (since 1990) Year of Birth: 1942	Chairman of the Board of Jack Creek Preserve Foundation (non-profit organization) (since March 2005); Director of Jack Creek Preserve Foundation (non-profit organization) (March 2005-December 2014); Chairman of the Board (2006-December 2011) and Director (June 2002-December 2011) of UNUMProvident (insurance company); Director of Northwestern Energy Corp. (public utility corporation) (November 2004-December 2009); Director of P.R. Pharmaceuticals (October 1999-October 2003); Director of Rocky Mountain Elk Foundation (non-profit organization) (February 1998-February 2003 and February 2005-February 2007); Chairman and Director (until October 1996) and President and Chief Executive Officer (until October 1995) of OppenheimerFunds, Inc.; President, Chief Executive Officer and Director of the following: Oppenheimer Acquisition Corp. (“OAC”) (parent holding company of OppenheimerFunds, Inc.), Shareholders Services, Inc. and Shareholder Financial Services, Inc. (until October 1995). Oversees 47 portfolios in the OppenheimerFunds complex. Mr. Fossel has served on the Boards of certain Oppenheimer funds since 1990, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Richard F. Grabish, Trustee (since 2012) Year of Birth: 1948	Formerly Senior Vice President and Assistant Director of Sales and Marketing (March 1997-December 2007), Director (March 1987-December 2007) and Manager of Private Client Services (June 1985-June 2005) of A.G. Edwards & Sons, Inc. (broker/dealer and investment firm); Chairman and Chief Executive Officer of A.G. Edwards Trust Company, FSB (March 2001-December 2007); President and Vice Chairman of A.G. Edwards Trust Company, FSB (investment adviser) (April 1987-March 2001); President of A.G. Edwards Trust Company, FSB (investment adviser) (June 2005-December 2007). Oversees 47 portfolios in the OppenheimerFunds complex. Mr. Grabish has served on the Boards of certain Oppenheimer funds since 2001, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Beverly L. Hamilton, Trustee (since 2002) Year of Birth: 1946	Trustee of Monterey Institute for International Studies (educational organization) (2000-2014); Board Member of Middlebury College (educational organization) (December 2005-June 2011); Chairman (2010-2016) of American Funds’ Emerging Markets Growth Fund, Inc. (mutual fund); Director of The California Endowment (philanthropic organization) (April 2002-April 2008); Director (February 2002-2005) and Chairman of Trustees (2006-2007) of the Community Hospital of Monterey Peninsula; Director (October 1991-2005) and Vice Chairman (2006-2009) of American Funds’ Emerging Markets Growth Fund, Inc. (mutual fund); President of ARCO Investment Management Company (February 1991-April 2000); Member of the investment committees of The Rockefeller Foundation (2001-2006) and The University of Michigan (since 2000); Advisor at Credit Suisse First Boston’s Sprout venture capital unit (venture capital fund) (1994-January 2005); Trustee of MassMutual Institutional Funds (investment company) (1996-June 2004); Trustee of MML Series Investment Fund (investment company) (April 1989-June 2004); Member of the investment committee of Hartford Hospital (2000-2003); and Advisor to Unilever (Holland) pension fund (2000-2003). Oversees 47 portfolios in the OppenheimerFunds complex. Ms. Hamilton has served on the Boards of certain Oppenheimer funds since 2002, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Victoria J. Herget, Trustee (since 2012) Year of Birth:1951	Board Chair (2008-2015) and Director (2004-Present), United Educators (insurance company); Trustee (since 2000) and Chair (since 2010), Newberry Library (independent research library); Trustee, Mather LifeWays (senior living organization) (since 2001); Independent Director of the First American Funds (mutual fund family) (2003-2011); former Managing Director (1993-2001), Principal (1985-1993), Vice President (1978-1985) and Assistant Vice President (1973-1978) of Zurich Scudder Investments (investment adviser) (and its predecessor firms); Trustee (1992-2007), Chair of the Board of Trustees (1999-2007), Investment Committee Chair (1994-1999) and Investment Committee member (2007-2010) of Wellesley College; Trustee, BoardSource (non-profit organization) (2006-2009) and Chicago City Day School (K-8 School) (1994-2005). Oversees 47 portfolios in the OppenheimerFunds complex. Ms. Herget has served on the Boards of certain Oppenheimer funds since 2012, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

40        OPPENHEIMER CORE BOND FUND/VA

F. William Marshall, Jr., Trustee (since 2000) Year of Birth: 1942	Trustee Emeritus of Worcester Polytech Institute (WPI) (private university) (since 2009); Trustee of MassMutual Select Funds (formerly MassMutual Institutional Funds) (investment company) (1996-2015), MML Series Investment Fund (investment company) (1996-2015) and Mass Mutual Premier Funds (investment company) (January 2012-December 2015); President and Treasurer of the SIS Fund (private charitable fund) (January 1999-March 2011); Former Trustee of WPI (1985-2008); Former Chairman of the Board (2004-2006) and Former Chairman of the Investment Committee of WPI (1994-2008); Chairman of SIS Family Bank, F.S.B. (formerly SIS Bank) (commercial bank) (January 1999-July 1999); Executive Vice President of Peoples Heritage Financial Group, Inc. (commercial bank) (January 1999-July 1999); and Former President and Chief Executive Officer of SIS Bancorp. (1993-1999). Oversees 47 portfolios in the OppenheimerFunds complex. Mr. Marshall has served on the Boards of certain Oppenheimer funds since 2000, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Karen L. Stuckey, Trustee (since 2012) Year of Birth: 1953	Member (since May 2015) of Desert Mountain Community Foundation Advisory Board (non-profit organization); Partner (1990-2012) of PricewaterhouseCoopers LLP (professional services firm) (held various positions 1975-1990); Trustee (1992- 2006), member of Executive, Nominating and Audit Committees and Chair of Finance Committee (1992-2006), and Emeritus Trustee (since 2006) of Lehigh University; and member, Women’s Investment Management Forum (professional organization) since inception. Oversees 47 portfolios in the OppenheimerFunds complex. Ms. Stuckey has served on the Boards of certain Oppenheimer funds since 2012, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

James D. Vaughn, Trustee (since 2012) Year of Birth:1945

Retired; former managing partner (1994-2001) of Denver office of Deloitte & Touche LLP, (held various positions 1969- 1993); Trustee and Chairman of the Audit Committee of Schroder Funds (2003-2012); Board member and Chairman of Audit Committee of AMG National Trust Bank (since 2005); Trustee and Investment Committee member, University of South Dakota Foundation (since 1996); Board member, Audit Committee Member and past Board Chair, Junior Achievement (since 1993); former Board member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network. Oversees 47 portfolios in the OppenheimerFunds complex. Mr. Vaughn has served on the Boards of certain Oppenheimer funds since 2012, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

INTERESTED TRUSTEE AND OFFICER	Mr. Steinmetz is an “Interested Trustee” because he is affiliated with the Manager and the Sub-Adviser by virtue of his positions as Chairman and director of the Sub-Adviser and officer and director of the Manager. Both as a Trustee and as an officer, Mr. Steinmetz serves for an indefinite term, or until his resignation, retirement, death or removal. Mr. Steinmetz’s address is 225 Liberty Street, New York, New York 10281-1008.

Arthur P. Steinmetz, Trustee (Since 2015), President and Principal Executive Officer (since 2014) Year of Birth: 1958

Chairman of OppenheimerFunds, Inc. (since January 2015); CEO and Chairman of OFI Global Asset Management, Inc. (since July 2014), President of OFI Global Asset Management, Inc. (since May 2013), a Director of OFI Global Asset Management, Inc. (since January 2013), Director of OppenheimerFunds, Inc. (since July 2014), President, Management Director and CEO of Oppenheimer Acquisition Corp. (OppenheimerFunds, Inc.‘s parent holding company) (since July 2014), and President and Director of OFI SteelPath, Inc. (since January 2013). Chief Investment Officer of the OppenheimerFunds advisory entities from (January 2013-December 2013); Executive Vice President of OFI Global Asset Management, Inc. (January 2013-May 2013); Chief Investment Officer of OppenheimerFunds, Inc. (October 2010-December 2012); Chief Investment Officer, Fixed- Income, of OppenheimerFunds, Inc. (April 2009-October 2010); Executive Vice President of OppenheimerFunds, Inc. (October 2009-December 2012); Director of Fixed Income of OppenheimerFunds, Inc. (January 2009-April 2009); and a Senior Vice President of OppenheimerFunds, Inc. (March 1993-September 2009). An officer of 103 portfolios in the OppenheimerFunds complex.

OTHER OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Messrs. Memani, Strzalkowski, Mss. Lo Bessette, Foxson and Picciotto, 225 Liberty Street, New York, New York 10281-1008, for Mr. Petersen, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

Krishna Memani, Vice President (since 2009) Year of Birth: 1960	President of the Sub-Adviser (since January 2013); Executive Vice President of the Manager (since January 2014) and Chief Investment Officer of the OppenheimerFunds advisory entities (since January 2014). Chief Investment Officer, Fixed Income of the Sub-Adviser (January 2013-December 2013); Head of the Investment Grade Fixed Income Team of the Sub-Adviser (March 2009-January 2014); Director of Fixed Income of the Sub-Adviser (October 2010-December 2012); Senior Vice President of the Sub-Adviser (March 2009-December 2012) and Senior Vice President of OFI Global Institutional, Inc. (April 2009-December 2012). Managing Director and Head of the U.S. and European Credit Analyst Team at Deutsche Bank Securities (June 2006-January 2009). Chief Credit Strategist at Credit Suisse Securities (August 2002-March 2006). Managing Director and Senior Portfolio Manager at Putnam Investments (September 1998-June 2002). A portfolio manager and an officer of other portfolios in the OppenheimerFunds complex.

Peter A. Strzalkowski, Vice President (since 2009) Year of Birth: 1965	Senior Vice President of the Sub-Adviser (since January 2016); Vice President and Senior Portfolio Manager of the Sub-Adviser (August 2007-January 2016) and co-Team Leader for the Sub-Adviser’s Investment Grade Fixed Income Team (since January 2014). A member of the Sub-Adviser’s Investment Grade Fixed Income Team (April 2009-January 2014). Managing Partner and Chief Investment Officer of Vector Capital Management, LLC, a structured products money management firm he founded, (July 2006-August 2007). Senior Portfolio Manager at Highland Capital Management, L.P. (June 2005-July 2006) and a Senior Fixed Income Portfolio Manager at Microsoft Corp. (June 2003-June 2005). Vice President and Senior Fixed Income Portfolio Manager at First Citizens Bank Trust, Capital Management Group (April 2000-June 2003) and a Vice President and Fixed Income Portfolio Manager at Centura Banks (November 1998-April 2000). A portfolio manager and officer of other portfolios in the OppenheimerFunds complex.

41        OPPENHEIMER CORE BOND FUND/VA

TRUSTEES AND OFFICERS Unaudited / Continued

Cynthia Lo Bessette, Secretary and Chief Legal Officer (since 2016) Year of Birth: 1969	Executive Vice President, General Counsel and Secretary of the Manager (since February 2016); Chief Legal Officer of the Sub-Adviser and the Distributor (since February 2016); Vice President, General Counsel and Secretary of Oppenheimer Acquisition Corp. (since February 2016); General Counsel of OFI SteelPath, Inc., VTL Associates, LLC and Index Management Solutions, LLC (since February 2016); Chief Legal Officer of OFI Global Institutional, Inc., HarbourView Asset Management Corporation, OFI Global Trust Company, Oppenheimer Real Asset Management, Inc., OFI Private Investments Inc., Shareholder Services, Inc. and Trinity Investment Management Corporation (since February 2016); Senior Vice President and Deputy General Counsel (March 2015-February 2016) and Executive Vice President, Vice President, Corporate Counsel (February 2012-March 2015) and Deputy Chief Legal Officer (April 2013-March 2015) of Jennison Associates LLC; Assistant General Counsel (April 2008-September 2009) and Deputy General Counsel (October 2009-February 2012) of Lord Abbett & Co. LLC. An officer of 103 portfolios in the OppenheimerFunds complex.

Jennifer Foxson, Vice President and Chief Business Officer (since 2014) Year of Birth: 1969	Senior Vice President of OppenheimerFunds Distributor, Inc. (since June 2014); Vice President of OppenheimerFunds Distributor, Inc. (April 2006-June 2014); Vice President of the Sub-Adviser (January 1998-March 2006); Assistant Vice President of the Sub-Adviser (October 1991-December 1998). An officer of 103 portfolios in the OppenheimerFunds complex.

Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money Laundering Officer (since 2014) Year of Birth: 1973	Senior Vice President and Chief Compliance Officer of the Manager (since March 2014); Chief Compliance Officer of the Sub- Adviser, OFI SteelPath, Inc., OFI Global Trust Company, OFI Global Institutional, Inc., Oppenheimer Real Asset Management, Inc., OFI Private Investments, Inc., Harborview Asset Management Corporation, Trinity Investment Management Corporation, and Shareholder Services, Inc. (since March 2014); Managing Director of Morgan Stanley Investment Management Inc. and certain of its various affiliated entities; Chief Compliance Officer of various Morgan Stanley Funds (May 2010-January 2014); Chief Compliance Officer of Morgan Stanley Investment Management Inc. (April 2007-January 2014). An officer of 103 portfolios in the OppenheimerFunds complex.

Brian S. Petersen, Treasurer and Principal Financial & Accounting Officer (since 2016) Year of Birth: 1970	Vice President of the Manager (since January 2013); Vice President of the Sub-Adviser (February 2007-December 2012); Assistant Vice President of the Sub-Adviser (August 2002-2007). An officer of 103 portfolios in the OppenheimerFunds complex.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge, upon request, by calling 1.800.988.8287.

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43        OPPENHEIMER CORE BOND FUND/VA

OPPENHEIMER CORE BOND FUND/VA

A Series of Oppenheimer Variable Account Funds

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc. DBA OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG LLP

Legal Counsel	Ropes & Gray LLP

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, or calling us at 1.800.988.8287. Read prospectuses and summary prospectuses carefully before investing.

© 2017 OppenheimerFunds, Inc. All rights reserved. Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.

December 31, 2016
Oppenheimer
Global Fund/VA	Annual Report
A Series of Oppenheimer Variable Account Funds

ANNUAL REPORT

Listing of Top Holdings

Fund Performance Discussion

Financial Statements

PORTFOLIO MANAGER: Rajeev Bhaman, CFA

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED 12/31/16

	Inception Date	1-Year	5-Year	10-Year
Non-Service Shares	11/12/90	0.08%	10.44%	4.50%
Service Shares	7/13/00	-0.16	10.16	4.24
MSCI All Country World Index		7.86	9.36	3.56

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, call us at 1.800.988.8287. The Fund’s total returns should not be expected to be the same as the returns of other funds, whether or not both funds have the same portfolio managers and/or similar names. The Fund’s total returns include changes in share price and reinvested distributions but do not include the charges associated with the separate account products that offer this Fund. Such performance would have been lower if such charges were taken into account.

TOP HOLDINGS AND ALLOCATIONS

TOP TEN COMMON STOCK HOLDINGS

S&P Global, Inc.	3.1%
Citigroup, Inc.	3.0
Aetna, Inc.	2.9
Airbus Group SE	2.7
Alphabet, Inc., Cl. C	2.7
Murata Manufacturing Co. Ltd.	2.6
Alphabet, Inc., Cl. A	2.6
LVMH Moet Hennessy Louis Vuitton SE	2.5
SAP SE	2.4
Colgate-Palmolive Co.	2.4

Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2016, and are based on net assets. For more current Fund holdings, please visit oppenheimerfunds.com.

REGIONAL ALLOCATION

Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2016, and are based on the total market value of investments.

2        OPPENHEIMER GLOBAL FUND/VA

Fund Performance Discussion

During the one-year period ended December 31, 2016, the Fund’s Non-Service shares produced a return of 0.08%, underperforming the MSCI All Country World Index (the “Index”), which returned 7.86%.

Global equity markets were volatile in 2016, and our performance was disappointing. However, virtually all the Fund’s underperformance occurred during the first half of 2016. During that time, the market dislocation that resulted from expectations of the Federal Reserve (the “Fed”) raising rates in 2016 led to a severe underperformance of all things growth related, and outperformance was observed in anything with bond like characteristics. Perceived safety and stability were sought after, as were the major losers of the previous year. Energy and Materials rallied, as did utilities and bond proxies. Our orientation towards long-term growth companies was not the flavor of the market during this time. This was a period where cyclical factors ruled. The political season also impacted some of our companies, particularly in health care, where the posturing over price controls and eagerness of both presidential candidates to demonstrate populist rhetoric hurt the biotechnology sector. We did not help ourselves either by our choice of European financials, which were hit hard during the first half of 2016, as European policy makers seemed not to be able to get out of their own way and exacerbated the crisis in financials that existed for the better part of this decade.

The environment shifted over the third quarter of 2016. Post Brexit, things seemed to shift from the extremes of the first half of the year. Interest rates began to climb and the stock market had a better tone to it. Growth cyclicals, as opposed to mere commodity cyclicals, performed better during this time, especially among the consumer discretionary and information technology sectors. The performance of bond proxies in the consumer staples, telecommunication services, and utilities sectors, which surged in the first half of the year, was muted in the third quarter. Financials bounced back from the Brexit swoon late in the second quarter, despite the controversy created by the U.S. Department of Justice’s decision to fine Deutsche Bank $14 billion over residential mortgage backed securities sales. Higher interest rates support improved net interest margins for most financials and many European financials were nicely up in price over the third quarter of 2016.

During the fourth quarter, markets were largely driven by a turn in expectations. The catalyst was the outcome of the presidential election in the U.S. and a reassessment of electoral dynamics elsewhere. Financials was the best performing sector in the market with the recognition that the reality of the future doesn’t have to be the reality of the last two years. Central banks may not necessarily continue dampening interest rates all around the world and there can be a less draconian approach to regulation. If so, the environment for financial institutions shouldn’t be quite as bad as it has been. This change in expectations over the fourth quarter also benefitted the stock prices of luxury and media companies, some of which we held. It drove many cyclical companies and industries as well, especially in the energy and materials sectors. This was an adverse circumstance for us as we are perennially underweight energy, and the same is generally true for materials. We like certain companies for the technology they have or their access to a very scarce resource. However we don’t believe that we can predict either energy or materials prices consistently, and so will continue to invest relatively little in those sectors. Instead we find more enduring opportunities investing in technology and innovation, and this is reflected in our overweight positions in health care and information technology. These are two sectors that experienced a sell-off in the fourth quarter on the sentiment change as investors rotated into more cyclical areas.

FUND REVIEW

Against this backdrop, the top detractors from our relative performance during the reporting period were in the Financials, Information Technology and Health Care sectors. Over the first half of 2016, our pivot to cheap European financials was met with a hefty smack upside the head. In addition, our investments in the engines of 21st century drug discovery was trampled on by the stampede to the exit door with the murmurs of Fed rate rises and the increased eagerness of politicians to promise free products and services, even life-saving ones, upon which billions of dollars of risk capital have been ventured. Our structural bet against commodities, which helped in 2015, had the opposite impact for much of 2016. Quality and growth orientation seemed to attract opprobrium not salutes. We compounded this with several poor performing investments especially in SunEdison, which stumbled its way towards bankruptcy. We exited our position. We also had disappointing results in Phase III drug trials in two of our Pharma companies: Circassia Pharmaceuticals plc and Celldex Therapeutics. We exited our position in Celldex.

The Fund outperformed the Index in the consumer discretionary sector due to stock selection and the consumer staples sector as a result of an underweight position. Top contributing holdings to performance included LVMH Moet Hennessy Louis Vuitton SE, Keyence Corp. and Kering SA. LVMH Moet Hennessy Louis Vuitton is an iconic global luxury company with 70 brands across fashion and leather goods, watches and jewelry, wines and spirits, perfumes and cosmetics, and selective retailing. The company remains well positioned to benefit from the growing demand for luxury goods, particularly in the emerging markets, where customers are willing to pay premium prices, enabling LVMH to earn above-average margins and deliver returns on invested capital in the low double digits. Keyence develops, produces and sells factory automation solutions, such as image processing equipment, control and measuring equipment, as well as sensors. The company reported strong operating results at the close of April for their fiscal third quarter. Kering is a global consumer and luxury brands company, with

3        OPPENHEIMER GLOBAL FUND/VA

popular names such as Gucci, Bottega Veneta, Yves Saint Laurent and Puma. These brands tend to garner high margins and have timeless appeal even through fashion cycles.

POSITIONING AND OUTLOOK

We are long-term investors in companies that we believe can sustainably monetize their exposure to growth streams within the world economy to provide us, as shareholders, with a meaningfully positive return on our capital. We manage the risk in our portfolio through the diversity of the companies we hold and by limiting the size of individual stock positions. We hold companies in our portfolio for an average of eight to ten years – some we have held even longer – in an effort to reap those capital returns as they compound over time.

Within the market, investor expectations have turned toward the possibility of regulatory change. Regulations often have a myriad of compliance costs, and can stifle innovation as they often advantage established incumbents. So, some of this is clearly positive and some, at least to us, is not.

One area of focus is the information technology sector and the potential for trade policies and tax-related changes imposed by the new administration to negatively affect companies within it. The kinds of businesses that we own are mostly in the area of software and internet-related services. In our opinion, the taxes and tariffs that have been discussed are unlikely to affect them. The underlying demand for their technologies is unchanged and their valuations are reasonable.

Within health care, another area that may experience regulatory change, we are focused on drug innovation. Therefore we own highly innovative platform biotechnology and pharmaceutical companies that we believe are priced at a fraction of their option value.

Interest rates are a topic of speculation at period end. In our opinion, the Financials that we hold in our portfolio are very undervalued should interest rates rise meaningfully, and still undervalued if they rise only slightly. The overweight position that we have built is not typical for us when looking at the portfolio over a longer period of time. We have a natural bias against businesses with the opacity and financial leverage that financials – especially banks – have, and we would normally have a severe underweighting to them. Our overweight at period end is purely the result of valuation levels that are, in our opinion, compelling.

Speculation continues over the strength of the Eurozone and its currency. In our opinion, increased uncertainty for the Euro means continued weakening for the Euro. This is in line with the view we have held for years: that the unprofitable dynamics within many European economies lead to a weaker currency. However, we look at the world as one marketplace. The European domiciled companies that we own have done great things in the world and happen to have the Euro as their home currency. Many of them benefit from a weaker Euro, earning more in Euro terms on what they sell outside of Europe. What matters to them is not the level of the Euro but world trade conditions more generally.

As we look ahead, we are concerned about what could happen with world trade and with barriers to world trade, because that clearly affects the growth of the world economy. Volumes in world trade have been fairly mediocre over the past few years. But negative changes to the trade infrastructure would cause them to go down further and that would have a negative impact on the world economy, in which case growth rates will be lower. To the extent that we have had a change in any of our attitudes over the past six months, it is that we no longer take world trade growth for granted.

Investors should consider the Fund’s investment objective, risks, charges and expenses carefully before investing. The Fund’s prospectus and summary prospectus contain this and other information about the Fund, and may be obtained by asking your financial advisor or calling us at 1.800.988.8287. Read prospectuses and summary prospectuses carefully before investing.

Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown, but do not include the charges associated with the separate account products that offer this Fund.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

4        OPPENHEIMER GLOBAL FUND/VA

Comparing the Fund’s Performance to the Market. The graphs that follow show the performance of a hypothetical $10,000 investment in each share class of the Fund held until December 31, 2016. In the case of Non-Service shares and Service shares, performance is measured over a ten-fiscal-year period. Performance information does not reflect charges that apply to separate accounts investing in the Fund. If these charges were taken into account, performance would be lower. The graphs assume that all dividends and capital gains distributions were reinvested in additional shares.

The Fund’s performance is compared to the performance of the MSCI All Country (AC) World Index, a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The Index is unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the Index. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

5        OPPENHEIMER GLOBAL FUND/VA

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, call us at 1.800.988.8287. The Fund’s total returns should not be expected to be the same as the returns of other funds, whether or not both funds have the same portfolio managers and/or similar names. The Fund’s total returns include changes in share price and reinvested distributions but do not include the charges associated with the separate account products that offer this Fund. Such performance would have been lower if such charges were taken into account.

6        OPPENHEIMER GLOBAL FUND/VA

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended December 31, 2016.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended December 31, 2016” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes.

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any charges associated with the separate accounts that offer this Fund. Therefore, the “hypothetical” lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these separate account charges were included your costs would have been higher.

Actual	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Expenses Paid During 6 Months Ended December 31, 2016
Non-Service shares	$1,000.00	$1,090.00	$4.00
Service shares	1,000.00	1,088.60	5.32

Hypothetical
(5% return before expenses)
Non-Service shares	1,000.00	1,021.32	3.87
Service shares	1,000.00	1,020.06	5.14

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended December 31, 2016 are as follows:

Class	Expense Ratios
Non-Service shares	0.76%
Service shares	1.01

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

7        OPPENHEIMER GLOBAL FUND/VA

STATEMENT OF INVESTMENTS December 31, 2016

	Shares	Value
Common Stocks—96.2%
Consumer Discretionary—14.5%
Automobiles—0.8%
Suzuki Motor Corp.	517,700	$18,172,763

Hotels, Restaurants & Leisure—0.8%
International Game Technology plc	749,411	19,124,969

Internet & Direct Marketing Retail—1.3%
JD.com, Inc., ADR[1]	1,148,186	29,209,852

Leisure Products—0.5%
Nintendo Co. Ltd.	53,300	11,142,126

Media—2.8%
Walt Disney Co. (The)	465,660	48,531,085
Zee Entertainment Enterprises Ltd.	2,508,388	16,702,185
		65,233,270

Specialty Retail—3.4%
Industria de Diseno Textil SA	1,435,668	48,992,876
Tiffany & Co.	398,250	30,836,497
		79,829,373

Textiles, Apparel & Luxury Goods—4.9%
Brunello Cucinelli SpA	426,730	9,135,513
Kering	175,060	39,245,772
LVMH Moet Hennessy Louis Vuitton SE	298,300	56,879,028
Tod’s SpA	117,609	7,646,433
		112,906,746

Consumer Staples—5.3%
Food & Staples Retailing—0.4%
Whole Foods Market, Inc.	287,930	8,856,727

Food Products—2.5%
Nestle SA	275,307	19,746,695
Unilever plc	963,823	38,986,764
		58,733,459

Household Products—2.4%
Colgate-Palmolive Co.	842,290	55,119,457

Energy—1.0%
Energy Equipment & Services—1.0%
Technip SA	318,940	22,632,750

Financials—21.7%
Capital Markets—7.5%
Credit Suisse Group AG1	639,562	9,132,318
Goldman Sachs Group, Inc. (The)	185,660	44,456,287
S&P Global, Inc.	660,970	71,080,714
UBS Group AG	3,104,518	48,601,023
		173,270,342

Commercial Banks—7.0%
Banco Bilbao Vizcaya Argentaria SA	1,967,915	13,276,176
Citigroup, Inc.	1,157,260	68,775,962
ICICI Bank Ltd., Sponsored ADR	3,980,800	29,816,192
Societe Generale SA	617,309	30,304,091
Sumitomo Mitsui Financial Group, Inc.	504,300	19,118,042
		161,290,463

Insurance—5.9%
Allianz SE	249,352	41,218,650
Dai-ichi Life Holdings, Inc.	2,031,100	33,651,769
FNF Group	580,970	19,729,741
Prudential plc	2,145,387	42,792,215
		137,392,375

Real Estate Management & Development—1.3%
DLF Ltd.	18,658,732	30,631,885

Health Care—14.7%
Biotechnology—5.9%
ACADIA Pharmaceuticals, Inc.[1]	604,070	17,421,379
Biogen, Inc.[1]	92,120	26,123,389
BioMarin Pharmaceutical, Inc.[1]	137,090	11,356,535

	Shares	Value
Biotechnology (Continued)
Bluebird Bio, Inc.[1]	131,850	$8,135,145
Circassia Pharmaceuticals plc[1]	4,471,614	5,179,391
Gilead Sciences, Inc.	334,460	23,950,680
Ionis Pharmaceuticals, Inc.[1]	370,790	17,734,886
MacroGenics, Inc.[1]	412,270	8,426,799
Sage Therapeutics, Inc.[1]	241,260	12,318,736
Vertex Pharmaceuticals, Inc.[1]	73,170	5,390,434
		136,037,374

Health Care Equipment & Supplies—1.3%
Zimmer Biomet Holdings, Inc.	286,340	29,550,288

Health Care Providers & Services—4.7%
Aetna, Inc.	546,160	67,729,302
Anthem, Inc.	283,915	40,818,459
		108,547,761

Pharmaceuticals—2.8%
Bayer AG	306,756	32,002,603
Roche Holding AG	89,725	20,444,129
Shire plc	245,800	13,928,546
		66,375,278

Industrials—12.7%
Aerospace & Defense—2.7%
Airbus Group SE	936,930	61,836,037

Air Freight & Couriers—1.3%
United Parcel Service, Inc., Cl. B	261,740	30,005,874

Airlines—0.5%
International Consolidated Airlines
Group SA	2,152,390	11,672,811

Building Products—1.4%
Assa Abloy AB, Cl. B	1,761,077	32,667,970

Construction & Engineering—0.4%
FLSmidth & Co. AS	209,880	8,699,998

Electrical Equipment—3.2%
Emerson Electric Co.	309,810	17,271,907
Nidec Corp.	547,400	47,076,426
Prysmian SpA	415,636	10,669,107
		75,017,440

Industrial Conglomerates—2.4%
3M Co.	216,320	38,628,262
Siemens AG	132,726	16,314,926
		54,943,188

Machinery—0.8%
FANUC Corp.	105,300	17,806,299

Information Technology—23.8%
Electronic Equipment, Instruments, & Components—6.3%
Keyence Corp.	67,011	45,914,511
Kyocera Corp.	603,000	29,908,226
Murata Manufacturing Co. Ltd.	457,300	60,897,333
TDK Corp.	133,800	9,174,694
		145,894,764

Internet Software & Services—8.0%
Alphabet, Inc., Cl. A1	76,480	60,606,576
Alphabet, Inc., Cl. C1	79,332	61,230,024
Facebook, Inc., Cl. A1	412,470	47,454,674
Twitter, Inc.[1]	962,590	15,690,217
		184,981,491

IT Services—1.1%
Earthport plc[1]	11,701,573	3,061,683
PayPal Holdings, Inc.[1]	534,100	21,080,927
		24,142,610

Semiconductors & Semiconductor Equipment—2.0%
Maxim Integrated Products, Inc.	1,194,825	46,084,400

8        OPPENHEIMER GLOBAL FUND/VA

	Shares	Value
Software—6.4%
Adobe Systems, Inc.[1]	380,983	$39,222,200
Intuit, Inc.	461,300	52,869,593
SAP SE	636,197	55,600,503
		147,692,296

Materials—1.0%
Chemicals—1.0%
Linde AG	138,739	22,749,601

Telecommunication Services—1.5%
Wireless Telecommunication Services—1.5%
KDDI Corp.	1,370,100	34,592,160
Total Common Stocks (Cost $1,209,741,067)		2,222,844,197

	Shares	Value
Preferred Stocks—2.0%
Bayerische Motoren Werke (BMW) AG, Preference	567,551	$43,531,506
Zee Entertainment Enterprises Ltd., 6% Cum. Non-Cv.	7,925,360	1,143,204
Total Preferred Stocks (Cost $17,963,907)		44,674,710

Investment Company—1.4%
Oppenheimer Institutional Government Money Market Fund, Cl. E, 0.43%[2,3] (Cost $32,806,872)	32,806,872	32,806,872
Total Investments, at Value (Cost $1,260,511,846)	99.6%	2,300,325,779
Net Other Assets (Liabilities)	0.4	9,891,552
Net Assets	100.0%	$2,310,217,331

Footnotes to Statement of Investments

1. Non-income producing security.

2. Rate shown is the 7-day yield at period end.

3. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares December 31, 2015	Gross Additions	Gross Reductions	Shares December 31, 2016
Oppenheimer Institutional Government Money Market Fund, Cl. Ea	20,379,539	386,700,976	374,273,643	32,806,872

			Value	Income
Oppenheimer Institutional Government Money Market Fund, Cl. Ea			$32,806,872	$106,158

a. Prior to September 28, 2016, this fund was named Oppenheimer Institutional Money Market Fund.

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:
Geographic Holdings (Unaudited)	Value	Percent
United States	$ 1,079,294,030	46.8%
Japan	327,454,349	14.3
Germany	211,417,788	9.2
France	210,897,678	9.2
United Kingdom	120,817,833	5.2
Switzerland	97,924,165	4.3
India	78,293,466	3.4
Spain	62,269,052	2.7
Sweden	32,667,969	1.4
China	29,209,852	1.3
Italy	27,451,053	1.2
Ireland	13,928,546	0.6
Denmark	8,699,998	0.4
Total	$ 2,300,325,779	100.0%

See accompanying Notes to Financial Statements.

9        OPPENHEIMER GLOBAL FUND/VA

STATEMENT OF ASSETS AND LIABILITIES December 31, 2016

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $1,227,704,974)	$2,267,518,907
Affiliated companies (cost $32,806,872)	32,806,872
2,300,325,779
Cash	1,999,971
Receivables and other assets:
Dividends	5,849,448
Investments sold	3,165,794
Shares of beneficial interest sold	451,641
Other	114,315
Total assets	2,311,906,948

Liabilities
Payables and other liabilities:
Shares of beneficial interest redeemed	1,169,070
Distribution and service plan fees	227,511
Trustees’ compensation	106,108
Shareholder communications	93,858
Foreign capital gains tax	14,173
Other	78,897
Total liabilities	1,689,617
Net Assets	$2,310,217,331

Composition of Net Assets
Par value of shares of beneficial interest	$66,297
Additional paid-in capital	1,285,731,623
Accumulated net investment income	17,542,546
Accumulated net realized loss on investments and foreign currency transactions	(32,206,260)
Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	1,039,083,125
Net Assets	$2,310,217,331

Net Asset Value Per Share
Non-Service Shares:
Net asset value, redemption price per share and offering price per share (based on net assets of $1,245,069,883 and 35,549,508 shares of beneficial interest outstanding)	$35.02
Service Shares:
Net asset value, redemption price per share and offering price per share (based on net assets of $1,065,147,448 and 30,747,177 shares of beneficial interest outstanding)	$34.64

See accompanying Notes to Financial Statements.

10        OPPENHEIMER GLOBAL FUND/VA

STATEMENT OF OPERATIONS For the Year Ended December 31, 2016

Investment Income
Dividends:
Unaffiliated companies (net of foreign withholding taxes of $3,680,533)	$34,344,915
Affiliated companies	106,158
Total investment income	34,451,073

Expenses
Management fees	14,572,942
Distribution and service plan fees - Service shares	2,541,824
Transfer and shareholder servicing agent fees:
Non-Service shares	1,271,162
Service shares	1,017,661
Shareholder communications:
Non-Service shares	101,590
Service shares	81,922
Custodian fees and expenses	134,285
Trustees’ compensation	72,455
Borrowing fees	42,388
Other	201,566
Total expenses	20,037,795
Less reduction to custodian expenses	(927)
Less waivers and reimbursements of expenses	(24,019)
Net expenses	20,012,849

Net Investment Income	14,438,224

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions in unaffiliated companies	3,077,774
Foreign currency transactions	(25,098)
Net realized gain	3,052,676
Net change in unrealized appreciation/depreciation on:
Investment transactions (net of foreign capital gains tax of $3,510)	(27,642,196)
Translation of assets and liabilities denominated in foreign currencies	(216,203)
Net change in unrealized appreciation/depreciation	(27,858,399)

Net Decrease in Net Assets Resulting from Operations	$(10,367,499)

See accompanying Notes to Financial Statements.

11        OPPENHEIMER GLOBAL FUND/VA

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2016	Year Ended December 31, 2015[1]
Operations
Net investment income	$14,438,224	$22,366,099
Net realized gain	3,052,676	168,860,356
Net change in unrealized appreciation/depreciation	(27,858,399)	(89,628,016)
Net increase (decrease) in net assets resulting from operations	(10,367,499)	101,598,439

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Non-Service shares	(13,598,845)	(19,562,644)
Service shares	(7,587,430)	(13,304,683)
	(21,186,275)	(32,867,327)

Distributions from net realized gain:
Non-Service shares	(86,197,755)	(97,527,552)
Service shares	(67,272,765)	(81,961,759)
	(153,470,520)	(179,489,311)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Non-Service shares	(55,451,479)	(4,461,169)
Service shares	62,981,601	(69,555,025)
	7,530,122	(74,016,194)

Net Assets
Total decrease	(177,494,172)	(184,774,393)
Beginning of period	2,487,711,503	2,672,485,896
End of period (including accumulated net investment income of $17,542,546 and $20,709,787[1], respectively)	$2,310,217,331	$2,487,711,503

1. Net investment income and net realized gain (loss) for the year ended December 31, 2015 includes an adjustment for a prior period reclassification. Please see Note 10 of the accompanying Notes to Financial Statements.

See accompanying Notes to Financial Statements.

12        OPPENHEIMER GLOBAL FUND/VA

FINANCIAL HIGHLIGHTS

Non-Service Shares	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012
Per Share Operating Data
Net asset value, beginning of period	$38.00	$39.50	$40.86	$32.55	$27.46
Income (loss) from investment operations:
Net investment income[1]	0.26	0.37[2]	0.52[2]	0.44[2]	0.44
Net realized and unrealized gain (loss)	(0.42)	1.38[2]	0.44[2]	8.37[2]	5.29
Total from investment operations	(0.16)	1.75	0.96	8.81	5.73
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.38)	(0.54)	(0.46)	(0.50)	(0.64)
Distributions from net realized gain	(2.44)	(2.71)	(1.86)	0.00	0.00
Total dividends and/or distributions to shareholders	(2.82)	(3.25)	(2.32)	(0.50)	(0.64)
Net asset value, end of period	$35.02	$38.00	$39.50	$40.86	$32.55

Total Return, at Net Asset Value[3]	0.08%	3.94%	2.29%	27.31%	21.27%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,245,070	$1,406,001	$1,468,107	$1,397,026	$1,252,127
Average net assets (in thousands)	$1,270,049	$1,502,338	$1,532,383	$1,333,848	$1,206,244
Ratios to average net assets:[4]
Net investment income	0.75%	0.92%[2]	1.30%[2]	1.20%[2]	1.48%
Expenses excluding specific expenses listed below	0.77%	0.76%	0.76%	0.77%	0.76%
Interest and fees from borrowings	0.00%[5]	0.00%[5]	0.00%	0.00%	0.00%
Total expenses[6]	0.77%	0.76%	0.76%	0.77%	0.76%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.77%[7]	0.76%[7]	0.76%[7]	0.77%[7]	0.76%[7]
Portfolio turnover rate	14%	14%	13%	11%	14%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Net investment income per share, net realized and unrealized gain (loss) per share and the net investment income ratio include an adjustment for a prior period reclassification for the years ended December 31, 2013, 2014 and 2015. Please see Note 10 of the accompanying Notes to Financial Statements.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended December 31, 2016	0.77%
Year Ended December 31, 2015	0.76%
Year Ended December 31, 2014	0.76%
Year Ended December 31, 2013	0.77%
Year Ended December 31, 2012	0.76%

7. Waiver was less than 0.005%.

See accompanying Notes to Financial Statements.

13        OPPENHEIMER GLOBAL FUND/VA

FINANCIAL HIGHLIGHTS Continued

Service Shares	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012
Per Share Operating Data
Net asset value, beginning of period	$37.59	$39.10	$40.47	$32.25	$27.21
Income (loss) from investment operations:
Net investment income[1]	0.17	0.28[2]	0.42[2]	0.34[2]	0.36
Net realized and unrealized gain (loss)	(0.41)	1.36[2]	0.42[2]	8.30[2]	5.25
Total from investment operations	(0.24)	1.64	0.84	8.64	5.61
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.27)	(0.44)	(0.35)	(0.42)	(0.57)
Distributions from net realized gain	(2.44)	(2.71)	(1.86)	0.00	0.00
Total dividends and/or distributions to shareholders	(2.71)	(3.15)	(2.21)	(0.42)	(0.57)
Net asset value, end of period	$34.64	$37.59	$39.10	$40.47	$32.25

Total Return, at Net Asset Value[3]	(0.16)%	3.67%	2.06%	26.99%	20.95%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,065,147	$1,081,711	$1,204,379	$1,216,285	$1,130,388
Average net assets (in thousands)	$1,016,772	$1,219,501	$1,265,528	$1,174,119	$1,069,295
Ratios to average net assets:[4]
Net investment income	0.49%	0.70%[2]	1.05%[2]	0.95%[2]	1.23%
Expenses excluding specific expenses listed below	1.02%	1.01%	1.01%	1.02%	1.01%
Interest and fees from borrowings	0.00%[5]	0.00%[5]	0.00%	0.00%	0.00%
Total expenses[6]	1.02%	1.01%	1.01%	1.02%	1.01%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.02%[7]	1.01%[7]	1.01%[7]	1.02%[7]	1.01%[7]
Portfolio turnover rate	14%	14%	13%	11%	14%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Net investment income per share, net realized and unrealized gain (loss) per share and the net investment income ratio include an adjustment for a prior period reclassification for the years ended December 31, 2013, 2014 and 2015. Please see Note 10 of the accompanying Notes to Financial Statements.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended December 31, 2016	1.02%
Year Ended December 31, 2015	1.01%
Year Ended December 31, 2014	1.01%
Year Ended December 31, 2013	1.03%
Year Ended December 31, 2012	1.01%

7. Waiver was less than 0.005%.

See accompanying Notes to Financial Statements.

14        OPPENHEIMER GLOBAL FUND/VA

NOTES TO FINANCIAL STATEMENTS December 31, 2016

1. Organization

Oppenheimer Global Fund/VA (the “Fund”), a separate series of Oppenheimer Variable Account Funds, is a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s main investment objective is to seek capital appreciation. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI. Shares of the Fund are sold only to separate accounts of life insurance companies.

The Fund offers two classes of shares. Both classes are sold at their offering price, which is the net asset value per share, to separate investment accounts of participating insurance companies as an underlying investment for variable life insurance policies, variable annuity contracts or other investment products. The class of shares designated as Service shares is subject to a distribution and service plan. Both classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class.

The following is a summary of significant accounting policies followed in the Fund’s preparation of financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1) Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at Market Close as described in Note 3.

(2) Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at Market Close, the Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments shown in the Statement of Operations.

For securities, which are subject to foreign withholding tax upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding tax reclaims recorded on Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. GAAP, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. This rate will increase to 2.00% effective January 1, 2017. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against

15        OPPENHEIMER GLOBAL FUND/VA

NOTES TO FINANCIAL STATEMENTS Continued

2. Significant Accounting Policies (Continued)

liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends. The Fund has analyzed its tax positions for the fiscal year ended December 31, 2016, including open tax years, and does not believe there are any uncertain tax positions requiring recognition in the Fund’s financial statements.

The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Undistributed Net Investment Income	Undistributed Long-Term Gain	Accumulated Loss Carryforward[1,2,3]	Net Unrealized Appreciation Based on cost of Securities and Other Investments for Federal Income Tax Purposes
$21,458,166	$—	$17,365,953	$1,020,433,153

1. At period end, the Fund had $17,365,953 of net capital loss carryforward available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. Details of the capital loss carryforwards are included in the table below. Capital loss carryovers with no expiration, if any, must be utilized prior to those with expiration dates.

Expiring
No expiration	$17,365,953

2. During the reporting period, the Fund did not utilize any capital loss carryforward.

3. During the previous reporting period, the Fund did not utilize any capital loss carryforward.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with U.S. GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

Accordingly, the following amounts have been reclassified for the reporting period. Net assets of the Fund were unaffected by the reclassifications.

Increase to Paid-in Capital	Increase to Accumulated Net Investment Income	Increase to Accumulated Net Realized Loss on Investments
$4,602,266	$233,817	$4,836,083

The tax character of distributions paid during the reporting periods:

	Year Ended December 31, 2016	Year Ended December 31, 2015
Distributions paid from:
Ordinary income	$25,033,705	$32,867,327
Long-term capital gain	149,623,090	179,489,311
Total	$174,656,795	$212,356,638

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

16        OPPENHEIMER GLOBAL FUND/VA

2. Significant Accounting Policies (Continued)

Federal tax cost of securities	$1,279,161,818
Federal tax cost of other investments	301,968
Total federal tax cost	$1,279,463,786

Gross unrealized appreciation	$1,141,363,995
Gross unrealized depreciation	(120,930,842)
Net unrealized appreciation	$1,020,433,153

Certain foreign countries impose a tax on capital gains which is accrued by the Fund based on unrealized appreciation, if any, on affected securities. The tax is paid when the gain is realized.

Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern time, on each day the New York Stock Exchange (the “Exchange”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Equity securities traded on a securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the official closing price on the principal exchange on which the security is traded, as identified by the Manager, prior to the time when the Fund’s assets are valued. If the official closing price is unavailable, the security is valued at the last sale price on the principal exchange on which it is traded. If the official closing price or last sales price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage- backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information

17        OPPENHEIMER GLOBAL FUND/VA

NOTES TO FINANCIAL STATEMENTS Continued

3. Securities Valuation (Continued)

or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The Fund classifies each of its investments in investment companies which are publicly offered as Level 1. Investment companies that are not publicly offered are measured using net asset value as a practical expedient, and are not classified in the fair value hierarchy.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$127,702,403	$207,916,696	$—	$335,619,099
Consumer Staples	63,976,184	58,733,459	—	122,709,643
Energy	—	22,632,750	—	22,632,750
Financials	233,858,896	268,726,169	—	502,585,065
Health Care	268,956,032	71,554,669	—	340,510,701
Industrials	85,906,043	206,743,574	—	292,649,617
Information Technology	344,238,611	204,556,950	—	548,795,561
Materials	—	22,749,601	—	22,749,601
Telecommunication Services	—	34,592,160	—	34,592,160
Preferred Stocks	1,143,204	43,531,506	—	44,674,710
Investment Company	32,806,872	—	—	32,806,872

Total Assets	$1,158,588,245	$1,141,737,534	$—	$2,300,325,779

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

4. Investments and Risks

Risks of Foreign Investing. The Fund may invest in foreign securities which are subject to special risks. Securities traded in foreign markets may be less liquid and more volatile than those traded in U.S. markets. Foreign issuers are usually not subject to the same accounting and disclosure requirements that U.S. companies are subject to, which may make it difficult for the Fund to evaluate a foreign company’s operations or financial condition. A change in the value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of investments denominated in that foreign currency and in the value of any income or distributions the Fund may receive on those investments. The value of foreign investments may be affected by exchange control regulations, foreign taxes, higher transaction and other costs, delays in the settlement of transactions, changes

18        OPPENHEIMER GLOBAL FUND/VA

4. Investments and Risks (Continued)

in economic or monetary policy in the United States or abroad, expropriation or nationalization of a company’s assets, or other political and economic factors. In addition, due to the inter-relationship of global economies and financial markets, changes in political and economic factors in one country or region could adversely affect conditions in another country or region. Investments in foreign securities may also expose the Fund to time-zone arbitrage risk. Foreign securities may trade on weekends or other days when the Fund does not price its shares. At times, the Fund may emphasize investments in a particular country or region and may be subject to greater risks from adverse events that occur in that country or region. Foreign securities and foreign currencies held in foreign banks and securities depositories may be subject to limited or no regulatory oversight.

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are open-end management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investments in Money Market Instruments. The Fund is permitted to invest its free cash balances in money market instruments to provide liquidity or for defensive purposes. The Fund may invest in money market instruments by investing in Class E shares of Oppenheimer Institutional Government Money Market Fund (“IGMMF”), formerly known as Oppenheimer Institutional Money Market Fund, which is an Affiliated Fund. IGMMF is regulated as a money market fund under the 1940 Act, as amended. The Fund may also invest in money market instruments directly or in other affiliated or unaffiliated money market funds.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

Shareholder Concentration. At period end, one shareholder owned 20% or more of the Fund’s total outstanding shares.

The shareholder is a related party of the Fund. Related parties may include, but are not limited to, the investment manager and its affiliates, affiliated broker dealers, fund of funds, and directors or employees. The related party owned 28% of the Fund’s total outstanding shares at period end.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

19        OPPENHEIMER GLOBAL FUND/VA

NOTES TO FINANCIAL STATEMENTS Continued

6. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended December 31, 2016		Year Ended December 31, 2015
	Shares	Amount	Shares	Amount
Non-Service Shares
Sold	2,580,191	$89,371,624	3,090,155	$125,761,536
Dividends and/or distributions reinvested	3,043,507	99,796,600	2,891,830	117,090,196
Redeemed	(7,075,696)	(244,619,703)	(6,149,839)	(247,312,901)
Net decrease	(1,451,998)	$(55,451,479)	(167,854)	$(4,461,169)

Service Shares
Sold	5,078,438	$172,658,993	5,612,447	$223,502,452
Dividends and/or distributions reinvested	2,305,519	74,860,195	2,375,130	95,266,442
Redeemed	(5,412,550)	(184,537,587)	(10,010,458)	(388,323,919)
Net increase (decrease)	1,971,407	$62,981,601	(2,022,881)	$(69,555,025)

7. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IGMMF, for the reporting period were as follows:

	Purchases	Sales

Investment securities	$318,669,110	$486,188,793

8. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule
Up to $200 million	0.75%
Next $200 million	0.72
Next $200 million	0.69
Next $200 million	0.66
Next $4.2 billion	0.60
Over $5 billion	0.58

The Fund’s effective management fee for the reporting period was 0.64% of average annual net assets before any applicable waivers.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets. Fees incurred and average net assets for each class with respect to these services are detailed in the Statement of Operations and Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustees under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustees. The Fund purchases shares of the funds selected for deferral by the Trustees in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Distribution and Service Plan for Service Shares. The Fund has adopted a Distribution and Service Plan (the “Plan”) pursuant to Rule 12b-1

20        OPPENHEIMER GLOBAL FUND/VA

8. Fees and Other Transactions with Affiliates (Continued)

under the 1940 Act for Service shares to pay OppenheimerFunds Distributor, Inc. (the “Distributor”), for distribution related services, personal service and account maintenance for the Fund’s Service shares. Under the Plan, payments are made periodically at an annual rate of 0.25% of the daily net assets of Service shares of the Fund. The Distributor currently uses all of those fees to compensate sponsors of the insurance product that offers Fund shares, for providing personal service and maintenance of accounts of their variable contract owners that hold Service shares. These fees are paid out of the Fund’s assets on an on-going basis and increase operating expenses of the Service shares, which results in lower performance compared to the Fund’s shares that are not subject to a service fee. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Waivers and Reimbursements of Expenses. The Manager has voluntarily agreed to limit the Fund’s expenses after payments, waivers and/or reimbursements and reduction to custodian expenses, excluding any applicable dividend expense, taxes, interest and fees from borrowing, any subsidiary expenses, Acquired Fund Fees and Expenses, brokerage commissions, unusual and infrequent expenses and certain other Fund expenses; so that those expenses, as percentages of daily net assets, will not exceed the annual rate of 1.00% for Non-Service shares and 1.25% for Service shares.

The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IGMMF. During the reporting period, the Manager waived fees and/or reimbursed the Fund $24,019 for IGMMF management fees.

Waivers and/or reimbursements may be modified or terminated as set forth according to the terms in the prospectus.

9. Borrowings and Other Financing

Joint Credit Facility. A number of mutual funds managed by the Manager participate in a $1.3 billion revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with atypical redemption activity. Expenses and fees related to the Facility are paid by the participating funds and are disclosed separately or as other expenses on the Statement of Operations. The Fund did not utilize the Facility during the reporting period.

10. Prior Period Reclassification

An adjustment to reflect a prior period reclassification between net investment income and net change in unrealized appreciation (depreciation) on investments and/or net realized gain (loss) on investments during the years ending December 31, 2013, 2014 and 2015 has been made to properly reflect income distributions received by the Fund from two of its investments.

The following adjustments are reflected in the respective fiscal years per the Statements of Changes in Net Assets and the Financial Highlights:

	2013	2014	2015

Net investment income (loss)	$ 1,678,655	$ 1,668,338	$ 1,749,447
Net realized gain (loss)	(163,217)	(275,757)	(222,558)
Net change in unrealized appreciation/depreciation	(1,515,438)	(1,392,581)	(1,526,889)

The cumulative impact of these adjustments are also reflected in the respective component of net assets on the Statement of Assets and liabilities and had no impact on total net assets or net asset values per share of the Fund.

11. Pending Litigation

In 2009, several putative class action lawsuits were filed and later consolidated before the U.S. District Court for the District of Colorado in connection with the investment performance of Oppenheimer Rochester California Municipal Fund (the “California Fund”), a fund advised by OppenheimerFunds, Inc. (“OFI”) and distributed by OppenheimerFunds Distributor, Inc. (“OFDI”). The plaintiffs asserted claims against OFI, OFDI and certain present and former trustees and officers of the California Fund under the federal securities laws, alleging, among other things, that the disclosure documents of the California Fund contained misrepresentations and omissions and the investment policies of the California Fund were not followed. An amended complaint and a motion to dismiss were filed, and in 2011, the court issued an order which granted in part and denied in part the defendants’ motion to dismiss. In October 2015, following a successful appeal by defendants and a subsequent hearing, the court granted plaintiffs’ motion for class certification and appointed class representatives and class counsel.

OFI and OFDI believe the suit is without merit; that it is premature to render any opinion as to the likelihood of an outcome unfavorable to them in the suit; and that no estimate can yet be made as to the amount or range of any potential loss. Furthermore, OFI believes that the suit should not impair the ability of OFI or OFDI to perform their respective duties to the Fund and that the outcome of the suit should not have any material effect on the operations of any of the Oppenheimer funds.

21        OPPENHEIMER GLOBAL FUND/VA

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of Oppenheimer Variable Account Funds:

We have audited the accompanying statement of assets and liabilities of Oppenheimer Global Fund/VA (a separate series of Oppenheimer Variable Account Funds), including the statement of investments, as of December 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and transfer agent. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Global Fund/VA as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Denver, Colorado

February 15, 2017

22        OPPENHEIMER GLOBAL FUND/VA

FEDERAL INCOME TAX INFORMATION Unaudited

In early 2017, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2016.

Capital gain distributions of $2.37418 per share were paid to Non-Service and Service shareholders, respectively, on June 21, 2016. Whether received in stock or in cash, the capital gain distribution should be treated by shareholders as a gain from the sale of the capital assets held for more than one year (long-term capital gains).

Dividends, if any, paid by the Fund during the reporting period which are not designated as capital gain distributions should be multiplied by the maximum amount allowable but not less than 47.35% to arrive at the amount eligible for the corporate dividend-received deduction.

The Fund has elected the application of Section 853 of the Internal Revenue Code to permit shareholders to take a federal income tax credit or deduction, at their option, on a per share basis. The maximum amount allowable but not less than $3,672,525 of foreign income taxes were paid by the Fund during the reporting period. A separate notice will be mailed to each shareholder, which will reflect the proportionate share of such foreign taxes which must be treated by shareholders as gross income for federal income tax purposes.

Gross income of the maximum amount allowable but not less than $22,998,327 was derived from sources within foreign countries or possessions of the United States.

The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

23        OPPENHEIMER GLOBAL FUND/VA

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS Unaudited

The Fund has entered into an investment advisory agreement with OFI Global Asset Management, Inc. (“OFI Global” or the “Adviser”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”) (“OFI Global” and “OFI” together the “Managers”) and OFI Global has entered into a sub-advisory agreement with OFI whereby OFI provides investment sub-advisory services to the Fund (collectively, the “Agreements”). Each year, the Board of Trustees (the “Board”), including a majority of the independent Trustees, is required to determine whether to approve the terms of the Agreements and the renewal thereof. The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Managers provide, such information as may be reasonably necessary to evaluate the terms of the Agreements. The Board employs an independent consultant to prepare a report that provides information, including comparative information that the Board requests for that purpose. In addition to in-person meetings focused on this evaluation, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.

The Managers and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Managers’ services, (ii) the comparative investment performance of the Fund and the Managers, (iii) the fees and expenses of the Fund, including comparative fee and expense information, (iv) the profitability of the Managers and their affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Managers from their relationship with the Fund. The Board was aware that there are alternatives to retaining the Managers.

Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.

Nature, Quality and Extent of Services. The Board considered information about the nature, quality and extent of the services provided to the Fund and information regarding the Managers’ key personnel who provide such services. The Managers’ duties include providing the Fund with the services of the portfolio manager and the Sub-Adviser’s investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments; and securities trading services. OFI Global is responsible for oversight of third-party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions; risk management; and oversight of the Sub-Adviser. OFI Global is also responsible for providing certain administrative services to the Fund. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the U.S. Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by federal and state securities laws for the sale of the Fund’s shares. OFI Global also provides the Fund with office space, facilities and equipment.

The Board also considered the quality of the services provided and the quality of the Managers’ resources that are available to the Fund. The Board took account of the fact that the Sub-Adviser has over fifty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Managers’ advisory, administrative, accounting, legal, compliance and risk management services, and information the Board has received regarding the experience and professional qualifications of the Managers’ key personnel and the size and functions of its staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Rajeev Bhaman, the portfolio manager for the Fund, and the Sub-Adviser’s investment team and analysts. The Board members also considered the totality of their experiences with the Managers as directors or trustees of the Fund and other funds advised by the Managers. The Board considered information regarding the quality of services provided by affiliates of the Managers, which the Board members have become knowledgeable about through their experiences with the Managers and in connection with the renewal of the Fund’s service agreements. The Board concluded, in light of the Managers’ experience, reputation, personnel, operations and resources that the Fund benefits from the services provided under the Agreements.

Investment Performance of the Managers and the Fund. Throughout the year, the Managers provided information on the investment performance of the Fund, the Adviser and the Sub-Adviser, including comparative performance information. The Board also reviewed information, prepared by the Managers and by the independent consultant, comparing the Fund’s historical performance to relevant market indices and to the performance of other world stock funds underlying variable insurance products. The Board considered that the Fund outperformed its performance category median during the one-, three-, five- and ten-year periods.

    Fees and Expenses of the Fund. The Board reviewed the fees paid to the Adviser and the other expenses borne by the Fund. The Board noted that the Adviser, not the Fund, pays the Sub-Adviser’s fee under the sub-advisory agreement. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other world stock funds underlying variable insurance products. In reviewing the fees and expenses charged to the VA funds, the Board considered the Adviser’s assertion that, because there is much greater disparity in the fees and services that may be provided by a manager to a VA fund as opposed to a retail fund, when comparing the expenses of the various VA funds to those of retail funds, it is most appropriate to focus on total expenses (rather than on the management fees). Accordingly, while the Board reviewed and considered all expenses, it focused on total expenses. The Board considered that the Fund’s total expenses and contractual management fee were lower than its peer group median and its category median. The Board further considered that the Adviser has voluntarily agreed to limit the Fund’s total annual operating expenses so that those expenses, as percentages of daily net assets, will not exceed the annual rate of 1.00% for Non-Service Shares and 1.25% for Service Shares. This voluntary expense limitation may be amended or withdrawn at any time without prior notice to shareholders.

Economies of Scale and Profits Realized by the Managers. The Board considered information regarding the Managers’ costs in serving as the Fund’s investment adviser and sub-adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Managers’ profitability from their relationship with the Fund. The Board also considered that the Managers must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund. The Board reviewed whether the Managers may realize economies of scale in managing and supporting the Fund. The Board noted that the Fund currently has management fee breakpoints, which are intended to share with Fund shareholders economies of scale that may exist as the Fund’s assets grow.

Other Benefits to the Managers. In addition to considering the profits realized by the Managers, the Board considered information that was provided regarding the direct and indirect benefits the Managers receive as a result of their relationship with the Fund, including compensation paid to the Managers’ affiliates and research provided to the Adviser in connection with permissible brokerage arrangements (soft dollar arrangements).

24        OPPENHEIMER GLOBAL FUND/VA

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS Unaudited / Continued

Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees’ counsel are independent of the Managers within the meaning and intent of the Securities and Exchange Commission Rules.

Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, decided to continue the Agreements through August 31, 2017. In arriving at its decision, the Board did not identify any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreements, including the management fees, in light of all the surrounding circumstances.

25        OPPENHEIMER GLOBAL FUND/VA

PORTFOLIO PROXY VOTING POLICIES AND GUIDELINES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Guidelines under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Guidelines is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

26        OPPENHEIMER GLOBAL FUND/VA

TRUSTEES AND OFFICERS Unaudited

Name, Position(s) Held with the Fund, Length of Service, Age	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

Robert J. Malone, Chairman of the Board of Trustees (since 2016), Trustee (since 2002) Year of Birth: 1944	Chairman - Colorado Market of MidFirst Bank (since January 2015); Chairman of the Board (2012-2016) and Director (August 2005-March 2016) of Jones International University (educational organization); Trustee of the Gallagher Family Foundation (non-profit organization) (2000-2015); Chairman, Chief Executive Officer and Director of Steele Street Bank Trust (commercial banking) (August 2003-January 2015); Board of Directors of Opera Colorado Foundation (non-profit organization) (2008- 2012); Director of Colorado UpLIFT (charitable organization) (1986-2010); Director of Jones Knowledge, Inc. (2006-2010); Former Chairman of U.S. Bank-Colorado (subsidiary of U.S. Bancorp and formerly Colorado National Bank) (July 1996-April 1999); Director of Commercial Assets, Inc. (real estate investment trust) (1993-2000); Director of U.S. Exploration, Inc. (oil and gas exploration) (1997-February 2004); Chairman of the Board (1991-1994) and Trustee (1985-1994) of Regis University; and Chairman of the Board (1990-1991) and Trustee (1984-1999) of Young Presidents Organization. Oversees 47 portfolios in the OppenheimerFunds complex. Mr. Malone has served on the Boards of certain Oppenheimer funds since 2002, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Jon S. Fossel, Trustee (since 1990) Year of Birth: 1942	Chairman of the Board of Jack Creek Preserve Foundation (non-profit organization) (since March 2005); Director of Jack Creek Preserve Foundation (non-profit organization) (March 2005-December 2014); Chairman of the Board (2006-December 2011) and Director (June 2002-December 2011) of UNUMProvident (insurance company); Director of Northwestern Energy Corp. (public utility corporation) (November 2004-December 2009); Director of P.R. Pharmaceuticals (October 1999-October 2003); Director of Rocky Mountain Elk Foundation (non-profit organization) (February 1998-February 2003 and February 2005-February 2007); Chairman and Director (until October 1996) and President and Chief Executive Officer (until October 1995) of OppenheimerFunds, Inc.; President, Chief Executive Officer and Director of the following: Oppenheimer Acquisition Corp. (“OAC”) (parent holding company of OppenheimerFunds, Inc.), Shareholders Services, Inc. and Shareholder Financial Services, Inc. (until October 1995). Oversees 47 portfolios in the OppenheimerFunds complex. Mr. Fossel has served on the Boards of certain Oppenheimer funds since 1990, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Richard F. Grabish, Trustee (since 2012) Year of Birth: 1948	Formerly Senior Vice President and Assistant Director of Sales and Marketing (March 1997-December 2007), Director (March 1987-December 2007) and Manager of Private Client Services (June 1985-June 2005) of A.G. Edwards & Sons, Inc. (broker/dealer and investment firm); Chairman and Chief Executive Officer of A.G. Edwards Trust Company, FSB (March 2001-December 2007); President and Vice Chairman of A.G. Edwards Trust Company, FSB (investment adviser) (April 1987-March 2001); President of A.G. Edwards Trust Company, FSB (investment adviser) (June 2005-December 2007). Oversees 47 portfolios in the OppenheimerFunds complex. Mr. Grabish has served on the Boards of certain Oppenheimer funds since 2001, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Beverly L. Hamilton, Trustee (since 2002) Year of Birth: 1946	Trustee of Monterey Institute for International Studies (educational organization) (2000-2014); Board Member of Middlebury College (educational organization) (December 2005-June 2011); Chairman (2010-2016) of American Funds’ Emerging Markets Growth Fund, Inc. (mutual fund); Director of The California Endowment (philanthropic organization) (April 2002-April 2008); Director (February 2002-2005) and Chairman of Trustees (2006-2007) of the Community Hospital of Monterey Peninsula; Director (October 1991-2005) and Vice Chairman (2006-2009) of American Funds’ Emerging Markets Growth Fund, Inc. (mutual fund); President of ARCO Investment Management Company (February 1991-April 2000); Member of the investment committees of The Rockefeller Foundation (2001-2006) and The University of Michigan (since 2000); Advisor at Credit Suisse First Boston’s Sprout venture capital unit (venture capital fund) (1994-January 2005); Trustee of MassMutual Institutional Funds (investment company) (1996-June 2004); Trustee of MML Series Investment Fund (investment company) (April 1989-June 2004); Member of the investment committee of Hartford Hospital (2000-2003); and Advisor to Unilever (Holland) pension fund (2000-2003). Oversees 47 portfolios in the OppenheimerFunds complex. Ms. Hamilton has served on the Boards of certain Oppenheimer funds since 2002, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Victoria J. Herget, Trustee (since 2012) Year of Birth:1951	Board Chair (2008-2015) and Director (2004-Present), United Educators (insurance company); Trustee (since 2000) and Chair (since 2010), Newberry Library (independent research library); Trustee, Mather LifeWays (senior living organization) (since 2001); Independent Director of the First American Funds (mutual fund family) (2003-2011); former Managing Director (1993-2001), Principal (1985-1993), Vice President (1978-1985) and Assistant Vice President (1973-1978) of Zurich Scudder Investments (investment adviser) (and its predecessor firms); Trustee (1992-2007), Chair of the Board of Trustees (1999-2007), Investment Committee Chair (1994-1999) and Investment Committee member (2007-2010) of Wellesley College; Trustee, BoardSource (non-profit organization) (2006-2009) and Chicago City Day School (K-8 School) (1994-2005). Oversees 47 portfolios in the OppenheimerFunds complex. Ms. Herget has served on the Boards of certain Oppenheimer funds since 2012, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

27        OPPENHEIMER GLOBAL FUND/VA

TRUSTEES AND OFFICERS Unaudited / Continued

F. William Marshall, Jr., Trustee (since 2000) Year of Birth: 1942	Trustee Emeritus of Worcester Polytech Institute (WPI) (private university) (since 2009); Trustee of MassMutual Select Funds (formerly MassMutual Institutional Funds) (investment company) (1996-2015), MML Series Investment Fund (investment company) (1996-2015) and Mass Mutual Premier Funds (investment company) (January 2012-December 2015); President and Treasurer of the SIS Fund (private charitable fund) (January 1999-March 2011); Former Trustee of WPI (1985-2008); Former Chairman of the Board (2004-2006) and Former Chairman of the Investment Committee of WPI (1994-2008); Chairman of SIS Family Bank, F.S.B. (formerly SIS Bank) (commercial bank) (January 1999-July 1999); Executive Vice President of Peoples Heritage Financial Group, Inc. (commercial bank) (January 1999-July 1999); and Former President and Chief Executive Officer of SIS Bancorp. (1993-1999). Oversees 47 portfolios in the OppenheimerFunds complex. Mr. Marshall has served on the Boards of certain Oppenheimer funds since 2000, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Karen L. Stuckey, Trustee (since 2012) Year of Birth: 1953	Member (since May 2015) of Desert Mountain Community Foundation Advisory Board (non-profit organization); Partner (1990-2012) of PricewaterhouseCoopers LLP (professional services firm) (held various positions 1975-1990); Trustee (1992- 2006), member of Executive, Nominating and Audit Committees and Chair of Finance Committee (1992-2006), and Emeritus Trustee (since 2006) of Lehigh University; and member, Women’s Investment Management Forum (professional organization) since inception. Oversees 47 portfolios in the OppenheimerFunds complex. Ms. Stuckey has served on the Boards of certain Oppenheimer funds since 2012, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

James D. Vaughn, Trustee (since 2012) Year of Birth:1945	Retired; former managing partner (1994-2001) of Denver office of Deloitte & Touche LLP, (held various positions 1969- 1993); Trustee and Chairman of the Audit Committee of Schroder Funds (2003-2012); Board member and Chairman of Audit Committee of AMG National Trust Bank (since 2005); Trustee and Investment Committee member, University of South Dakota Foundation (since 1996); Board member, Audit Committee Member and past Board Chair, Junior Achievement (since 1993); former Board member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network. Oversees 47 portfolios in the OppenheimerFunds complex. Mr. Vaughn has served on the Boards of certain Oppenheimer funds since 2012, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

INTERESTED TRUSTEE AND OFFICER	Mr. Steinmetz is an “Interested Trustee” because he is affiliated with the Manager and the Sub-Adviser by virtue of his positions as Chairman and director of the Sub-Adviser and officer and director of the Manager. Both as a Trustee and as an officer, Mr. Steinmetz serves for an indefinite term, or until his resignation, retirement, death or removal. Mr. Steinmetz’s address is 225 Liberty Street, New York, New York 10281-1008.

Arthur P. Steinmetz, Trustee (Since 2015), President and Principal Executive Officer (since 2014) Year of Birth: 1958	Chairman of OppenheimerFunds, Inc. (since January 2015); CEO and Chairman of OFI Global Asset Management, Inc. (since July 2014), President of OFI Global Asset Management, Inc. (since May 2013), a Director of OFI Global Asset Management, Inc. (since January 2013), Director of OppenheimerFunds, Inc. (since July 2014), President, Management Director and CEO of Oppenheimer Acquisition Corp. (OppenheimerFunds, Inc.‘s parent holding company) (since July 2014), and President and Director of OFI SteelPath, Inc. (since January 2013). Chief Investment Officer of the OppenheimerFunds advisory entities from (January 2013-December 2013); Executive Vice President of OFI Global Asset Management, Inc. (January 2013-May 2013); Chief Investment Officer of OppenheimerFunds, Inc. (October 2010-December 2012); Chief Investment Officer, Fixed- Income, of OppenheimerFunds, Inc. (April 2009-October 2010); Executive Vice President of OppenheimerFunds, Inc. (October 2009-December 2012); Director of Fixed Income of OppenheimerFunds, Inc. (January 2009-April 2009); and a Senior Vice President of OppenheimerFunds, Inc. (March 1993-September 2009). An officer of 103 portfolios in the OppenheimerFunds complex.

OTHER OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Mr. Bhaman, Mss. Lo Bessette, Foxson and Picciotto, 225 Liberty Street, New York, New York 10281-1008, for Mr. Petersen, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

Rajeev Bhaman, Vice President (since 2004) Year of Birth: 1963	Director of Global Equities of the Sub-Adviser (since January 2013); Senior Vice President of the Sub-Adviser (since May 2006); Vice President of the Sub-Adviser (January 1997-May 2006). An officer of other portfolios in the OppenheimerFunds complex.

Cynthia Lo Bessette, Secretary and Chief Legal Officer (since 2016) Year of Birth: 1969	Executive Vice President, General Counsel and Secretary of the Manager (since February 2016); Chief Legal Officer of the Sub-Adviser and the Distributor (since February 2016); Vice President, General Counsel and Secretary of Oppenheimer Acquisition Corp. (since February 2016); General Counsel of OFI SteelPath, Inc., VTL Associates, LLC and Index Management Solutions, LLC (since February 2016); Chief Legal Officer of OFI Global Institutional, Inc., HarbourView Asset Management Corporation, OFI Global Trust Company, Oppenheimer Real Asset Management, Inc., OFI Private Investments Inc., Shareholder Services, Inc. and Trinity Investment Management Corporation (since February 2016); Senior Vice President and Deputy General Counsel (March 2015-February 2016) and Executive Vice President, Vice President, Corporate Counsel (February 2012-March 2015) and Deputy Chief Legal Officer (April 2013-March 2015) of Jennison Associates LLC; Assistant General Counsel (April 2008-September 2009) and Deputy General Counsel (October 2009-February 2012) of Lord Abbett & Co. LLC. An officer of 103 portfolios in the OppenheimerFunds complex.

Jennifer Foxson, Vice President and Chief Business Officer (since 2014) Year of Birth: 1969	Senior Vice President of OppenheimerFunds Distributor, Inc. (since June 2014); Vice President of OppenheimerFunds Distributor, Inc. (April 2006-June 2014); Vice President of the Sub-Adviser (January 1998-March 2006); Assistant Vice President of the Sub-Adviser (October 1991-December 1998). An officer of 103 portfolios in the OppenheimerFunds complex.

28        OPPENHEIMER GLOBAL FUND/VA

Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money Laundering Officer (since 2014) Year of Birth: 1973	Senior Vice President and Chief Compliance Officer of the Manager (since March 2014); Chief Compliance Officer of the Sub- Adviser, OFI SteelPath, Inc., OFI Global Trust Company, OFI Global Institutional, Inc., Oppenheimer Real Asset Management, Inc., OFI Private Investments, Inc., Harborview Asset Management Corporation, Trinity Investment Management Corporation, and Shareholder Services, Inc. (since March 2014); Managing Director of Morgan Stanley Investment Management Inc. and certain of its various affiliated entities; Chief Compliance Officer of various Morgan Stanley Funds (May 2010-January 2014); Chief Compliance Officer of Morgan Stanley Investment Management Inc. (April 2007-January 2014). An officer of 103 portfolios in the OppenheimerFunds complex.

Brian S. Petersen, Treasurer and Principal Financial & Accounting Officer (since 2016) Year of Birth: 1970	Vice President of the Manager (since January 2013); Vice President of the Sub-Adviser (February 2007-December 2012); Assistant Vice President of the Sub-Adviser (August 2002-2007). An officer of 103 portfolios in the OppenheimerFunds complex.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge, upon request, by calling 1.800.988.8287.

29        OPPENHEIMER GLOBAL FUND/VA

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30        OPPENHEIMER GLOBAL FUND/VA

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31        OPPENHEIMER GLOBAL FUND/VA

OPPENHEIMER GLOBAL FUND/VA

A Series of Oppenheimer Variable Account Funds

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc.
DBA OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG LLP

Legal Counsel	Ropes & Gray LLP

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, or calling us at 1.800.988.8287. Read prospectuses and summary prospectuses carefully before investing.

© 2017 OppenheimerFunds, Inc. All rights reserved. Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.

December 31, 2016
Oppenheimer
Main Street Fund®/VA	Annual Report
A Series of Oppenheimer Variable Account Funds
ANNUAL REPORT
Listing of Top Holdings Fund Performance Discussion Financial Statements

PORTFOLIO MANAGERS: Manind Govil, CFA, Benjamin Ram and Paul Larson

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED 12/31/16

	Inception Date	1-Year	5-Year	10-Year
Non-Service Shares	7/5/95	11.62%	14.48%	6.53%
Service Shares	7/13/00	11.30	14.19	6.25
S&P 500 Index		11.96	14.66	6.95

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, call us at 1.800.988.8287. The Fund’s total returns should not be expected to be the same as the returns of other funds, whether or not both funds have the same portfolio managers and/or similar names. The Fund’s total returns include changes in share price and reinvested distributions but do not include the charges associated with the separate account products that offer this Fund. Such performance would have been lower if such charges were taken into account.

TOP HOLDINGS AND ALLOCATIONS

TOP TEN COMMON STOCK HOLDINGS

Apple, Inc.	5.6%
Alphabet, Inc., Cl. C	4.6
General Electric Co.	3.5
Comcast Corp., Cl. A	3.4
Citigroup, Inc.	3.3
Chevron Corp.	2.8
Mondelez International, Inc., Cl. A	2.8
Berkshire Hathaway, Inc., Cl. B	2.8
PepsiCo, Inc.	2.6
CME Group, Inc., Cl. A	2.3

Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2016, and are based on net assets. For more current Fund holdings, please visit oppenheimerfunds.com.

SECTOR ALLOCATION

Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2016, and are based on the total market value of common stocks.

2        OPPENHEIMER MAIN STREET FUND/VA

Fund Performance Discussion

During the reporting period, the Fund’s Non-Service shares produced a return of 11.62%. In comparison, the S&P 500 Index (the “Index”) returned 11.96%. The Fund underperformed the Index in the information technology and energy sectors due mainly to stock selection, and in telecommunication services, as a result of an underweight and stock selection. The Fund outperformed the Index in financials, health care, consumer staples and utilities due to stock selection, while an overweight position in financials also helped.

While the absolute returns seen by the Index and the Fund were both moderately above long-term averages for 2016, roughly half of the return came in the final eight weeks of the year following the election. The Fund’s performance was consistent with our expectations. Namely, given our strategy and the types of higher-quality companies we invest in, we expect to underperform in “go-go” markets, mildly outperform when market returns are near long-term averages, and then materially outperform in bear markets. 2016 was roughly between the first two of these scenarios.

MARKET OVERVIEW

Markets were turbulent during the reporting period. However, despite the volatility, the Index and the Fund experienced gains, particularly after the November U.S. Presidential election. A large trend for the first half of 2016 was the demand for so-called “bond proxy stocks” with above average dividend yields. This trend was magnified post the Brexit vote as treasury yields, already at historic lows, were under further pressure and future interest rate hike expectations continued to be pushed further out. However, the market environment shifted over the fourth quarter of 2016, when the “risk-on” trade returned. This meant a sharp rebound in lower quality cyclicals, outperformance by smaller versus larger cap stocks, and a rotation away from defensive-oriented companies with more stable earnings and higher dividends. This theme continued through year end.

The one-year reporting period saw the market driven by several important macroeconomic trends and events:

●	The U.S. election, which saw Republicans take the White House and maintain control of Congress.
●	Given above, significant policy changes are expected surrounding taxation, cross-border trade, regulatory burdens, and healthcare.
●	With these changes, a broad shift from monetary stimuli to inflationary fiscal stimuli.
●	Uncertainty over the pace of Federal Reserve interest rate hikes.
●	The U.S. dollar materially strengthening versus other currencies.
●	Continued slow, but steady recovery in domestic consumer employment, wages and consumption.
●	Continued impact of Brexit, and increased uncertainty for global markets as a result.
●	Competitive currency devaluations, including negative interest rates in a growing number of jurisdictions, thrusting the world economy into uncharted territory.

As investors, it is important to know what is and what is not within one’s circle of competence. As such, we strive to keep the portfolio in an all-weather orientation. Whether rates, commodity prices, currencies or even whole economies go up or down, our goal is to have a portfolio that can out-perform no matter the environment.

If our strategy includes not making oversized macro factor bets, a reasonable question is, “What types of risks are you willing to take?” First, we believe identifying companies with sustainable competitive advantages (or economic moats, if you prefer), is squarely in the middle of our circle of competence.

Second, we believe we have the skills to identify company management teams that are likely to successfully execute on their plans. Lastly, correctly valuing stocks and seeing what expectations the market is pricing in is also within our skill set. It is not by accident that we weight the portfolio more heavily towards companies that we believe have structural competitive advantages and/or management teams that are executing (e.g. gaining market share, expanding profit margins), with at least reasonable stock valuations.

Allow us to use a metaphor. If managing the portfolio was like betting on horses, we’d readily admit that we cannot predict ahead of time the weather or track conditions. But we do believe we can find the strongest horses (advantaged business models), the best jockeys (executing management teams), and can see when the payoff odds are in our favor (positive expected returns). To offset our agnostic position on the conditions, we seek to have some horses in the stable that we believe will win no matter the weather. In short, it boils down to mostly stock selection. This approach has led to consistent positive alpha versus our peers over time.

3        OPPENHEIMER MAIN STREET FUND/VA

TOP INDIVIDUAL CONTRIBUTORS

Top contributors to performance this period included CME Group, Chevron and Comcast. Our overweight position in financials skews towards non-lender financials such as CME Group. The company performed well during the reporting period, and particularly after the U.S. Presidential election in November. Financials were the biggest winner after the election, as many believe the Trump administration will be more favorable to the sector, thanks to less regulation as well as implementing other policies favorable to both economic growth and interest rate increases, leading to net interest margin expansion. Chevron benefited from the sharp bounce off the oil price lows seen in the first quarter of 2016. Furthermore, Chevron’s attractive yield and more focused capital spending plans were rewarded by the market. Media and technology company Comcast reported strong earnings in October 2016. The summer Olympics helped drive growth at NBCUniversal.

TOP INDIVIDUAL DETRACTORS

The top detractors from performance included health care stocks Mylan, Express Scripts and Gilead Sciences. Shares of Mylan were impacted by questions over the pricing of EpiPen. Mylan’s CEO called out the supply chain, including pharmacy benefit managers (PBMs) such as Express Scripts, as to why the price of EpiPen has had significant price increases over the last few years. Express Scripts was also negatively impacted by concern regarding scrutiny over manufacturer rebates and transparency of the PBM business model. Gilead is a biopharmaceutical company primarily focused on development of drugs aimed at HIV/AIDS, liver disease, and serious cardiovascular and respiratory conditions. The stock was down with the biotech sector, and it also faced a new competitor within the Hepatitis C market — Merck’s Zepatier — which was approved at the end of January. We’ve since exited our position on pricing concerns in the Hepatitis C space.

STRATEGY & OUTLOOK

While bottom-up company research and stock selection continue to be central to our process and strategy, we do have some observations about the current environment. First, the upcoming change resulting from the elections are likely to be profound. While the exact forms of change that will take place are still speculation at this point, here are our base case expectations for what we believe will happen in the year ahead:

●	Lower U.S. corporate tax rates (fewer companies re-domiciling outside the U.S., and maybe some companies coming back)

●	Offsetting the lower tax rates, fewer specialized deductions

●	Lower regulatory burdens

●	Greater fiscal stimulus, most notably infrastructure spending

●	Rhetoric around protectionism in many forms, including higher import tariffs

●	Higher wages

While some of these changes—most notably tax rates—would directly lead to earnings growth in the near term, these changes do present some material risks that need to be considered. Supply chains today are highly globalized, and higher friction within global trade could lead to disruptions and higher costs for our companies. Moreover, other countries could easily create retaliatory protectionist policies of their own, reducing demand for U.S. exports and/or making life more difficult for overseas operations of our companies. Finally, deflation has been the bigger concern in recent years, but these policies are clearly swinging the pendulum toward higher inflation. In moderation, inflation is helpful, but we are mindful that sometimes the pendulum can swing too far.

At the moment, the U.S. economy continues its “slow and steady” growth. This is being driven by favorable employment, wage and inflation data while home prices and innovation also continue to help drive the economy higher.

U.S. corporate revenues, earnings, and free cash flow have resumed their moderate growth. The post-election strength in U.S. equity markets and the return of the “risk on trade” indicates that consensus expects earnings growth to accelerate further in the quarters ahead.

We continue to be laser-focused on the rise in “accounting shenanigans” and the rising spread between GAAP earnings and pro-forma adjusted earnings. This, combined with ongoing financial engineering, e.g., tax inversions and other obfuscations, have caused us to place increasing emphasis on judging the attractiveness of an investment based on free cash flow, rather than earnings.

While interest rates have increased in recent months, they are still very low relative to historical standards. Current capital allocation is fueled by this environment of ongoing relatively low interest rates. We believe the risks inherent to this market include the misallocation of capital if interest rates were to rise materially. We intend to maintain our discipline around valuation. Additionally, while innovation is alive and well and continuing to help generate economic growth, fundamental disruptions across market segments have been elevated. We continue to be focused on potential disruption risk to our companies.

4        OPPENHEIMER MAIN STREET FUND/VA

We expect heightened uncertainty to return in the equity markets. Traditionally, during periods of economic uncertainty and heightened market volatility, investors favor stocks of higher quality companies—with greater consistency and stability of revenue and earnings— leading to relatively better stock performance of those companies. We think focusing on companies with economic moats and skilled management teams positions us well, should this environment come to pass. During times of economic volatility such companies frequently widen their lead over weaker competitors. We seek to invest in companies, characterized by these qualities, at compelling valuations and believe this disciplined approach is essential to generating superior long-term performance.

Investors should consider the Fund’s investment objective, risks, charges and expenses carefully before investing. The Fund’s prospectus and summary prospectus contain this and other information about the Fund, and may be obtained by asking your financial advisor or calling us at 1.800.988.8287. Read prospectuses and summary prospectuses carefully before investing.

Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown, but do not include the charges associated with the separate account products that offer this Fund.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

Comparing the Fund’s Performance to the Market. The graphs that follow show the performance of a hypothetical $10,000 investment in each share class of the Fund held until December 31, 2016. Performance is measured over a ten-fiscal-year period for both Classes. Performance information does not reflect charges that apply to separate accounts investing in the Fund. If these charges were taken into account, performance would be lower. The graphs assume that all dividends and capital gains distributions were reinvested in additional shares.

The S&P 500 Index is a broad-based measure of domestic stock performance. The Index is unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the Index. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

5        OPPENHEIMER MAIN STREET FUND/VA

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, call us at 1.800.988.8287. The Fund’s total returns should not be expected to be the same as the returns of other funds, whether or not both funds have the same portfolio managers and/or similar names. The Fund’s total returns include changes in share price and reinvested distributions but do not include the charges associated with the separate account products that offer this Fund. Such performance would have been lower if such charges were taken into account.

6        OPPENHEIMER MAIN STREET FUND/VA

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended December 31, 2016.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended December 31, 2016” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes.

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any charges associated with the separate accounts that offer this Fund. Therefore, the “hypothetical” lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these separate account charges were included your costs would have been higher.

Actual	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Expenses Paid During 6 Months Ended December 31, 2016
Non-Service shares	$1,000.00	$1,066.90	$4.11
Service shares	1,000.00	1,065.20	5.41

Hypothetical
(5% return before expenses)
Non-Service shares	1,000.00	1,021.17	4.02
Service shares	1,000.00	1,019.91	5.29

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended December 31, 2016 are as follows:

Class	Expense Ratios
Non-Service shares	0.79%
Service shares	1.04

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

7        OPPENHEIMER MAIN STREET FUND/VA

STATEMENT OF INVESTMENTS December 31, 2016

	Shares	Value

Common Stocks—99.1%

Consumer Discretionary—10.7%

Auto Components—0.7%

Adient plc[1]	31,222	$1,829,609

Delphi Automotive plc	105,800	7,125,630

		8,955,239

Hotels, Restaurants & Leisure—1.9%

McDonald’s Corp.	195,420	23,786,523

Household Durables—1.0%

Whirlpool Corp.	71,430	12,983,831

Internet & Catalog Retail—0.7%

Amazon.com, Inc.[1]	10,890	8,166,084

Media—3.4%

Comcast Corp., Cl. A	620,205	42,825,155

Specialty Retail—3.0%

AutoZone, Inc.[1]	17,830	14,081,956

Home Depot, Inc. (The)	174,317	23,372,423

		37,454,379

Consumer Staples—9.6%

Beverages—2.6%

PepsiCo, Inc.	309,310	32,363,105

Food Products—5.0%

Kraft Heinz Co. (The)	313,130	27,342,512

Mondelez International, Inc., Cl. A	798,480	35,396,618

		62,739,130

Tobacco—2.0%

Philip Morris International, Inc.	277,489	25,387,469

Energy—7.2%

Oil, Gas & Consumable Fuels—7.2%

Chevron Corp.	301,747	35,515,622

HollyFrontier Corp.	233,635	7,653,882

Magellan Midstream Partners LP2	213,290	16,131,123

Noble Energy, Inc.	307,463	11,702,042

Suncor Energy, Inc.	589,240	19,262,256

		90,264,925

Financials—21.3%

Capital Markets—4.6%

Bank of New York Mellon Corp. (The)	422,000	19,994,360

CME Group, Inc., Cl. A	255,410	29,461,544

S&P Global, Inc.	80,311	8,636,645

		58,092,549

Commercial Banks—6.1%

Citigroup, Inc.	701,598	41,695,969

SunTrust Banks, Inc.	330,610	18,133,959

US Bancorp	323,560	16,621,277

		76,451,205

Consumer Finance—3.1%

American Express Co.	238,820	17,691,785

Discover Financial Services	293,963	21,191,793

		38,883,578

Diversified Financial Services—2.8%

Berkshire Hathaway, Inc., Cl. B1	216,740	35,324,285

Insurance—3.3%

Marsh & McLennan Cos., Inc.	126,110	8,523,775

MetLife, Inc.	323,610	17,439,343

Progressive Corp. (The)	450,150	15,980,325

		41,943,443

Real Estate Investment Trusts (REITs)—1.4%

Mid-America Apartment Communities, Inc.	97,690	9,565,805

Simon Property Group, Inc.	42,420	7,536,761

		17,102,566

	Shares	Value

Health Care—13.6%

Biotechnology—1.0%

Celgene Corp.[1]	111,710	$12,930,433

Health Care Equipment & Supplies—2.3%

Boston Scientific Corp.[1]	617,510	13,356,742

Stryker Corp.	130,330	15,614,837

		28,971,579

Health Care Providers & Services—4.4%

Express Scripts Holding Co.[1]	319,107	21,951,371

Humana, Inc.	46,850	9,558,805

UnitedHealth Group, Inc.	151,700	24,278,068

		55,788,244

Health Care Technology—0.6%

Cerner Corp.[1]	148,490	7,033,971

Life Sciences Tools & Services—0.7%

Agilent Technologies, Inc.	185,250	8,439,990

Pharmaceuticals—4.6%

Johnson & Johnson	190,770	21,978,612

Merck & Co., Inc.	408,900	24,071,943

Mylan NV1	237,060	9,043,839

Valeant Pharmaceuticals International, Inc.[1]	223,520	3,245,510

		58,339,904

Industrials—11.7%

Aerospace & Defense—1.9%

Lockheed Martin Corp.	49,450	12,359,533

United Technologies Corp.	105,040	11,514,485

		23,874,018

Commercial Services & Supplies—2.0%

Johnson Controls International plc	312,195	12,859,312

Republic Services, Inc., Cl. A	77,360	4,413,388

Waste Connections, Inc.	98,495	7,740,722

		25,013,422

Industrial Conglomerates—3.5%

General Electric Co.	1,400,220	44,246,952

Machinery—1.3%

Deere & Co.	161,860	16,678,054

Professional Services—1.0%

Nielsen Holdings plc	295,900	12,413,005

Road & Rail—2.0%

Canadian National Railway Co.	163,000	10,986,200

Canadian Pacific Railway Ltd.	102,100	14,576,817

		25,563,017

Information Technology—18.2%

Communications Equipment—1.2%

Cisco Systems, Inc.	493,450	14,912,059

Internet Software & Services—6.5%

Alphabet, Inc., Cl. C1	74,967	57,861,030

Facebook, Inc., Cl. A1	207,380	23,859,069

		81,720,099

IT Services—3.0%

Amdocs Ltd.	351,720	20,487,690

PayPal Holdings, Inc.[1]	317,390	12,527,383

Xerox Corp.	623,927	5,446,883

		38,461,956

Semiconductors & Semiconductor Equipment—0.9%

Applied Materials, Inc.	357,080	11,522,972

Technology Hardware, Storage & Peripherals—6.6%

Apple, Inc.	608,066	70,426,204

Western Digital Corp.	182,060	12,370,977

		82,797,181

8        OPPENHEIMER MAIN STREET FUND/VA

	Shares	Value

Materials—2.2%

Chemicals—1.5%

EI du Pont de Nemours & Co.	118,210	$ 8,676,614

PPG Industries, Inc.	99,860	9,462,734

		18,139,348

Construction Materials—0.7%

Vulcan Materials Co.	72,830	9,114,674

Telecommunication Services—2.0%

Diversified Telecommunication Services—2.0%

Verizon Communications, Inc.	485,600	25,921,328

Utilities—2.6%

Electric Utilities—2.1%

PG&E Corp.	424,570	25,801,119

	Shares	Value

Multi-Utilities—0.5%

National Grid plc	554,760	$6,488,105

Total Common Stocks (Cost $895,871,088)		1,246,894,896

Investment Company—0.9%

Oppenheimer Institutional Government Money Market Fund, Cl. E, 0.43%[3,4] (Cost $11,146,627)	11,146,627	11,146,627

Total Investments, at Value (Cost $907,017,715)	100.0%	1,258,041,523

Net Other Assets (Liabilities)	0.0	(251,101)

Net Assets	100.0%	$1,257,790,422

Footnotes to Statement of Investments

1. Non-income producing security.

2. Security is a Master Limited Partnership.

3. Rate shown is the 7-day yield at period end.

4. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares December 31, 2015	Gross Additions	Gross Reductions	Shares December 31, 2016

Oppenheimer Institutional Government Money Market Fund, Cl. Ea	18,174,708	262,220,352	269,248,433	11,146,627

			Value	Income

Oppenheimer Institutional Government Money Market Fund, Cl. Ea			$11,146,627	$92,718

a. Prior to September 28, 2016, this fund was named Oppenheimer Institutional Money Market Fund.

See accompanying Notes to Financial Statements.

9        OPPENHEIMER MAIN STREET FUND/VA

STATEMENT OF ASSETS AND LIABILITIES December 31, 2016

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $895,871,088)	$ 1,246,894,896
Affiliated companies (cost $11,146,627)	11,146,627

1,258,041,523

Cash	750,904

Receivables and other assets:
Dividends	3,193,853
Shares of beneficial interest sold	335,228
Other	97,418

Total assets	1,262,418,926

Liabilities
Payables and other liabilities:
Investments purchased	3,401,028
Shares of beneficial interest redeemed	908,283
Distribution and service plan fees	165,308
Trustees’ compensation	91,668
Shareholder communications	33,603
Other	28,614

Total liabilities	4,628,504

Net Assets	$ 1,257,790,422

Composition of Net Assets
Par value of shares of beneficial interest	$ 44,550

Additional paid-in capital	871,876,424

Accumulated net investment income	12,234,256

Accumulated net realized gain on investments and foreign currency transactions	22,629,061

Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	351,006,131

Net Assets	$ 1,257,790,422

Net Asset Value Per Share
Non-Service Shares:
Net asset value, redemption price per share and offering price per share (based on net assets of $485,195,969 and 17,080,300 shares of beneficial interest outstanding)	$28.41

Service Shares:
Net asset value, redemption price per share and offering price per share (based on net assets of $772,594,453 and 27,470,151 shares of beneficial interest outstanding)	$28.12

See accompanying Notes to Financial Statements.

10        OPPENHEIMER MAIN STREET FUND/VA

STATEMENT OF OPERATIONS For the Year Ended December 31, 2016

Investment Income
Dividends:
Unaffiliated companies (net of foreign withholding taxes of $135,097)	$24,041,072
Affiliated companies	92,718

Interest	44

Total investment income	24,133,834

Expenses
Management fees	8,166,529

Distribution and service plan fees - Service shares	1,813,561

Transfer and shareholder servicing agent fees:
Non-Service shares	502,660
Service shares	726,052

Shareholder communications:
Non-Service shares	55,998
Service shares	81,628

Trustees’ compensation	47,929

Borrowing fees	22,097

Custodian fees and expenses	7,394

Other	96,363

Total expenses	11,520,211
Less reduction to custodian expenses	(409)
Less waivers and reimbursements of expenses	(22,543)

Net expenses	11,497,259

Net Investment Income	12,636,575

Realized and Unrealized Gain
Net realized gain on:
Investment transactions in unaffiliated companies	29,425,614
Foreign currency transactions	12,591

Net realized gain	29,438,205

Net change in unrealized appreciation/depreciation on:
Investment transactions	88,753,320
Translation of assets and liabilities denominated in foreign currencies	(3,669)

Net change in unrealized appreciation/depreciation	88,749,651

Net Increase in Net Assets Resulting from Operations	$130,824,431

See accompanying Notes to Financial Statements.

11        OPPENHEIMER MAIN STREET FUND/VA

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31, 2016	December 31, 2015

Operations
Net investment income	$12,636,575	$11,743,405

Net realized gain	29,438,205	162,442,794

Net change in unrealized appreciation/depreciation	88,749,651	(133,007,686)

Net increase in net assets resulting from operations	130,824,431	41,178,513

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Non-Service shares	(5,704,267)	(5,010,080)
Service shares	(6,065,396)	(4,935,637)

	(11,769,663)	(9,945,717)

Distributions from net realized gain:
Non-Service shares	(60,632,295)	(81,805,950)
Service shares	(84,601,632)	(115,456,402)

	(145,233,927)	(197,262,352)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Non-Service shares	(20,488,952)	27,294,558
Service shares	70,674,306	6,563,579

	50,185,354	33,858,137

Net Assets
Total increase (decrease)	24,006,195	(132,171,419)

Beginning of period	1,233,784,227	1,365,955,646

End of period (including accumulated net investment income of $12,234,256 and $11,585,433, respectively)	$1,257,790,422	$1,233,784,227

See accompanying Notes to Financial Statements.

12        OPPENHEIMER MAIN STREET FUND/VA

FINANCIAL HIGHLIGHTS

Non-Service Shares	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012

Per Share Operating Data
Net asset value, beginning of period	$29.24	$33.61	$31.24	$23.97	$20.71

Income (loss) from investment operations:
Net investment income[1]	0.33	0.33	0.28	0.24	0.26
Net realized and unrealized gain	2.76	0.80	3.01	7.33	3.22

Total from investment operations	3.09	1.13	3.29	7.57	3.48

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.34)	(0.32)	(0.27)	(0.30)	(0.22)
Distributions from net realized gain	(3.58)	(5.18)	(0.65)	0.00	0.00

Total dividends and/or distributions to shareholders	(3.92)	(5.50)	(0.92)	(0.30)	(0.22)

Net asset value, end of period	$28.41	$29.24	$33.61	$31.24	$23.97

Total Return, at Net Asset Value[2]	11.62%	3.33%	10.70%	31.77%	16.87%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$485,196	$518,456	$559,933	$561,016	$481,089

Average net assets (in thousands)	$502,522	$541,020	$554,449	$517,750	$466,231

Ratios to average net assets:[3]
Net investment income	1.16%	1.05%	0.86%	0.87%	1.12%
Expenses excluding specific expenses listed below	0.79%	0.78%	0.77%	0.78%	0.78%
Interest and fees from borrowings	0.00%[4]	0.00%[4]	0.00%	0.00%	0.00%

Total expenses[5]	0.79%	0.78%	0.77%	0.78%	0.78%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.79%[6]	0.78%[6]	0.77%[6]	0.78%[6]	0.78%[6]

Portfolio turnover rate	33%	44%	43%	49%	37%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Less than 0.005%.

5. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended December 31, 2016	0.79%
Year Ended December 31, 2015	0.78%
Year Ended December 31, 2014	0.77%
Year Ended December 31, 2013	0.78%
Year Ended December 31, 2012	0.78%

6. Waiver was less than 0.005%.

See accompanying Notes to Financial Statements.

13        OPPENHEIMER MAIN STREET FUND/VA

FINANCIAL HIGHLIGHTS Continued

Service Shares	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012

Per Share Operating Data
Net asset value, beginning of period	$28.98	$33.33	$30.99	$23.78	$20.53

Income (loss) from investment operations:
Net investment income[1]	0.26	0.25	0.19	0.17	0.20
Net realized and unrealized gain	2.72	0.80	2.99	7.27	3.20

Total from investment operations	2.98	1.05	3.18	7.44	3.40

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.26)	(0.22)	(0.19)	(0.23)	(0.15)
Distributions from net realized gain	(3.58)	(5.18)	(0.65)	0.00	0.00

Total dividends and/or distributions to shareholders	(3.84)	(5.40)	(0.84)	(0.23)	(0.15)

Net asset value, end of period	$28.12	$28.98	$33.33	$30.99	$23.78

Total Return, at Net Asset Value[2]	11.30%	3.11%	10.40%	31.44%	16.61%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$772,594	$715,328	$806,023	$915,027	$869,372

Average net assets (in thousands)	$725,836	$757,218	$856,467	$895,073	$913,871

Ratios to average net assets:[3]
Net investment income	0.94%	0.80%	0.61%	0.62%	0.85%
Expenses excluding specific expenses listed below	1.04%	1.03%	1.02%	1.04%	1.03%
Interest and fees from borrowings	0.00%[4]	0.00%[4]	0.00%	0.00%	0.00%

Total expenses[5]	1.04%	1.03%	1.02%	1.04%	1.03%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.04%[6]	1.03%[6]	1.02%[6]	1.04%[6]	1.03%[6]

Portfolio turnover rate	33%	44%	43%	49%	37%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Less than 0.005%.

5. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended December 31, 2016	1.04%
Year Ended December 31, 2015	1.03%
Year Ended December 31, 2014	1.02%
Year Ended December 31, 2013	1.04%
Year Ended December 31, 2012	1.03%

6. Waiver was less than 0.005%.

See accompanying Notes to Financial Statements.

14        OPPENHEIMER MAIN STREET FUND/VA

NOTES TO FINANCIAL STATEMENTS December 31, 2016

1. Organization

Oppenheimer Main Street Fund/VA (the “Fund”), a separate series of Oppenheimer Variable Account Funds, is a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek capital appreciation. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI. Shares of the Fund are sold only to separate accounts of life insurance companies.

The Fund offers two classes of shares. Both classes are sold at their offering price, which is the net asset value per share, to separate investment accounts of participating insurance companies as an underlying investment for variable life insurance policies, variable annuity contracts or other investment products. The class of shares designated as Service shares is subject to a distribution and service plan. Both classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class.

The following is a summary of significant accounting policies followed in the Fund’s preparation of financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1) Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at Market Close as described in Note 3.

(2) Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at Market Close, the Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments shown in the Statement of Operations.

For securities, which are subject to foreign withholding tax upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding tax reclaims recorded on Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. GAAP, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Return of Capital Estimates. Distributions received from the Fund’s investments in Master Limited Partnerships (MLPs) and Real Estate Investments Trusts (REITs), generally are comprised of income and return of capital. The Fund records investment income and return of capital based on estimates. Such estimates are based on historical information available from each MLP, REIT and other industry sources. These estimates may subsequently be revised based on information received from MLPs and REITs after their tax reporting periods are concluded.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. This rate will increase to 2.00% effective January 1, 2017. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

15        OPPENHEIMER MAIN STREET FUND/VA

NOTES TO FINANCIAL STATEMENTS Continued

2. Significant Accounting Policies (Continued)

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends. The Fund has analyzed its tax positions for the fiscal year ended December 31, 2016, including open tax years, and does not believe there are any uncertain tax positions requiring recognition in the Fund’s financial statements.

The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Undistributed Net Investment Income	Undistributed Long-Term Gain	Accumulated Loss Carryforward[1,2]	Net Unrealized Appreciation Based on cost of Securities and Other Investments for Federal Income Tax Purposes

$13,437,974	$23,414,574	$—	$349,108,561

1. During the reporting period, the Fund utilized $2,513,988 of capital loss carryforward to offset capital gains realized in that fiscal year.

2. During the previous reporting period, the Fund utilized $2,513,988 of capital loss carryforward to offset capital gains realized in that fiscal year.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with U.S. GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

Accordingly, the following amounts have been reclassified for the reporting period. Net assets of the Fund were unaffected by the reclassifications.

Increase to Paid-in Capital	Reduction to Accumulated Net Investment Income	Reduction to Accumulated Net Realized Gain on Investments[3]

$2,777,522	$218,089	$2,559,433

3. $2,778,017, all of which was long-term capital gain, was distributed in connection with Fund share redemptions.

The tax character of distributions paid during the reporting periods:

	Year Ended December 31, 2016	Year Ended December 31, 2015

Distributions paid from:
Ordinary income	$16,035,719	$39,268,736
Long-term capital gain	140,967,871	167,939,333

Total	$157,003,590	$207,208,069

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$908,915,285

Gross unrealized appreciation	$359,226,894

Gross unrealized depreciation	(10,118,333)

Net unrealized appreciation	$349,108,561

16        OPPENHEIMER MAIN STREET FUND/VA

2. Significant Accounting Policies (Continued)

Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern time, on each day the New York Stock Exchange (the “Exchange”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Equity securities traded on a securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the official closing price on the principal exchange on which the security is traded, as identified by the Manager, prior to the time when the Fund’s assets are valued. If the official closing price is unavailable, the security is valued at the last sale price on the principal exchange on which it is traded. If the official closing price or last sales price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage- backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the

17        OPPENHEIMER MAIN STREET FUND/VA

NOTES TO FINANCIAL STATEMENTS Continued

3. Securities Valuation (Continued)

Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The Fund classifies each of its investments in investment companies which are publicly offered as Level 1. Investment companies that are not publicly offered are measured using net asset value as a practical expedient, and are not classified in the fair value hierarchy.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$134,171,211	$—	$—	$134,171,211
Consumer Staples	120,489,704	—	—	120,489,704
Energy	90,264,925	—	—	90,264,925
Financials	267,797,626	—	—	267,797,626
Health Care	171,504,121	—	—	171,504,121
Industrials	147,788,468	—	—	147,788,468
Information Technology	229,414,267	—	—	229,414,267
Materials	27,254,022	—	—	27,254,022
Telecommunication Services	25,921,328	—	—	25,921,328
Utilities	25,801,119	6,488,105	—	32,289,224
Investment Company	11,146,627	—	—	11,146,627

Total Assets	$1,251,553,418	$6,488,105	$—	$1,258,041,523

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

4. Investments and Risks

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are open-end management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investments in Money Market Instruments. The Fund is permitted to invest its free cash balances in money market instruments to provide liquidity or for defensive purposes. The Fund may invest in money market instruments by investing in Class E shares of Oppenheimer Institutional Government Money Market Fund (“IGMMF”), formerly known as Oppenheimer Institutional Money Market Fund, which is an Affiliated Fund. IGMMF is regulated as a money market fund under the 1940 Act, as amended. The Fund may also invest in money market instruments directly or in other affiliated or

18        OPPENHEIMER MAIN STREET FUND/VA

4. Investments and Risks (Continued)

unaffiliated money market funds.

Master Limited Partnerships (“MLPs”). MLPs issue common units that represent an equity ownership interest in a partnership and provide limited voting rights. MLP common units are registered with the Securities and Exchange Commission (“SEC”), and are freely tradable on securities exchanges such as the NYSE and the NASDAQ Stock Market (“NASDAQ”), or in the over-the-counter (“OTC”) market. An MLP consists of one or more general partners, who conduct the business, and one or more limited partners, who contribute capital. MLP common unit holders have a limited role in the partnership’s operations and management. The Fund, as a limited partner, normally would not be liable for the debts of the MLP beyond the amounts the Fund has contributed, but would not be shielded to the same extent that a shareholder of a corporation would be. In certain circumstances creditors of an MLP would have the right to seek return of capital distributed to a limited partner. This right of an MLP’s creditors would continue after the Fund sold its investment in the MLP.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

Shareholder Concentration. At period end, one shareholder owned 20% or more of the Fund’s total outstanding shares.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended December 31, 2016		Year Ended December 31, 2015
	Shares	Amount	Shares	Amount

Non-Service Shares
Sold	1,123,635	$31,497,254	517,352	$15,973,699
Dividends and/or distributions reinvested	2,522,303	66,336,562	2,966,041	86,816,030
Redeemed	(4,296,043)	(118,322,768)	(2,414,970)	(75,495,171)

Net increase (decrease)	(650,105)	$(20,488,952)	1,068,423	$27,294,558

19        OPPENHEIMER MAIN STREET FUND/VA

NOTES TO FINANCIAL STATEMENTS Continued

6. Shares of Beneficial Interest (Continued)

	Year Ended December 31, 2016		Year Ended December 31, 2015
	Shares	Amount	Shares	Amount

Service Shares
Sold	4,774,619	$132,212,797	1,895,395	$56,747,875
Dividends and/or distributions reinvested	3,477,830	90,667,028	4,144,304	120,392,039
Redeemed	(5,466,756)	(152,205,519)	(5,534,911)	(170,576,335)

Net increase	2,785,693	$70,674,306	504,788	$6,563,579

7. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IGMMF, for the reporting period were as follows:

	Purchases	Sales

Investment securities	$399,117,010	$474,199,381

8. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule

Up to $200 million	0.75%
Next $200 million	0.72
Next $200 million	0.69
Next $200 million	0.66
Next $200 million	0.60
Next $4 billion	0.58
Over $5 billion	0.56

The Fund’s effective management fee for the reporting period was 0.66% of average annual net assets before any applicable waivers.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets. Fees incurred and average net assets for each class with respect to these services are detailed in the Statement of Operations and Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustees under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustees. The Fund purchases shares of the funds selected for deferral by the Trustees in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Distribution and Service Plan for Service Shares. The Fund has adopted a Distribution and Service Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act for Service shares to pay OppenheimerFunds Distributor, Inc. (the “Distributor”), for distribution related services, personal service and account maintenance for the Fund’s Service shares. Under the Plan, payments are made periodically at an annual rate of 0.25% of the daily net assets of Service shares of the Fund. The Distributor currently uses all of those fees to compensate sponsors of the insurance product that offers Fund shares, for providing personal service and maintenance of accounts of their variable contract owners that hold Service shares. These fees are paid out of the Fund’s assets on an on-going basis and increase operating expenses of the Service shares, which results in lower performance compared to the Fund’s shares

20        OPPENHEIMER MAIN STREET FUND/VA

8. Fees and Other Transactions with Affiliates (Continued)

that are not subject to a service fee. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Waivers and Reimbursements of Expenses. The Manager has voluntarily agreed to limit the Fund’s expenses after payments, waivers and/or reimbursements and reduction to custodian expenses, excluding any applicable dividend expense, taxes, interest and fees from borrowing, any subsidiary expenses, Acquired Fund Fees and Expenses, brokerage commissions, unusual and infrequent expenses and certain other Fund expenses; so that those expenses, as percentages of daily net assets, will not exceed the annual rate of 0.80% for Non-Service shares and 1.05% for Service shares.

The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IGMMF. During the reporting period, the Manager waived fees and/or reimbursed the Fund $22,543 for IGMMF management fees.

Waivers and/or reimbursements may be modified or terminated as set forth according to the terms in the prospectus.

9. Borrowings and Other Financing

Joint Credit Facility. A number of mutual funds managed by the Manager participate in a $1.3 billion revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with atypical redemption activity. Expenses and fees related to the Facility are paid by the participating funds and are disclosed separately or as other expenses on the Statement of Operations. The Fund did not utilize the Facility during the reporting period.

10. Pending Litigation

In 2009, several putative class action lawsuits were filed and later consolidated before the U.S. District Court for the District of Colorado in connection with the investment performance of Oppenheimer Rochester California Municipal Fund (the “California Fund”), a fund advised by OppenheimerFunds, Inc. (“OFI”) and distributed by OppenheimerFunds Distributor, Inc. (“OFDI”). The plaintiffs asserted claims against OFI, OFDI and certain present and former trustees and officers of the California Fund under the federal securities laws, alleging, among other things, that the disclosure documents of the California Fund contained misrepresentations and omissions and the investment policies of the California Fund were not followed. An amended complaint and a motion to dismiss were filed, and in 2011, the court issued an order which granted in part and denied in part the defendants’ motion to dismiss. In October 2015, following a successful appeal by defendants and a subsequent hearing, the court granted plaintiffs’ motion for class certification and appointed class representatives and class counsel.

OFI and OFDI believe the suit is without merit; that it is premature to render any opinion as to the likelihood of an outcome unfavorable to them in the suit; and that no estimate can yet be made as to the amount or range of any potential loss. Furthermore, OFI believes that the suit should not impair the ability of OFI or OFDI to perform their respective duties to the Fund and that the outcome of the suit should not have any material effect on the operations of any of the Oppenheimer funds.

21        OPPENHEIMER MAIN STREET FUND/VA

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of Oppenheimer Variable Account Funds:

We have audited the accompanying statement of assets and liabilities of Oppenheimer Main Street Fund/VA (a separate series of Oppenheimer Variable Account Funds), including the statement of investments, as of December 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Main Street Fund/VA as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Denver, Colorado

February 15, 2017

22        OPPENHEIMER MAIN STREET FUND/VA

FEDERAL INCOME TAX INFORMATION Unaudited

In early 2017, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2016.

Capital gain distributions of $3.47128 per share were paid to Non-Service and Service shareholders, respectively, on June 21, 2016. Whether received in stock or in cash, the capital gain distribution should be treated by shareholders as a gain from the sale of the capital assets held for more than one year (long-term capital gains).

Dividends, if any, paid by the Fund during the reporting period which are not designated as capital gain distributions should be multiplied by the maximum amount allowable but not less than 100% to arrive at the amount eligible for the corporate dividend-received deduction.

The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

23        OPPENHEIMER MAIN STREET FUND/VA

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS Unaudited

The Fund has entered into an investment advisory agreement with OFI Global Asset Management, Inc. (“OFI Global” or the “Adviser”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”) (“OFI Global” and “OFI” together the “Managers”) and OFI Global has entered into a sub-advisory agreement with OFI whereby OFI provides investment sub-advisory services to the Fund (collectively, the “Agreements”). Each year, the Board of Trustees (the “Board”), including a majority of the independent Trustees, is required to determine whether to approve the terms of the Agreements and the renewal thereof. The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Managers provide, such information as may be reasonably necessary to evaluate the terms of the Agreements. The Board employs an independent consultant to prepare a report that provides information, including comparative information that the Board requests for that purpose. In addition to in-person meetings focused on this evaluation, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.

The Managers and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Managers’ services, (ii) the comparative investment performance of the Fund and the Managers, (iii) the fees and expenses of the Fund, including comparative fee and expense information, (iv) the profitability of the Managers and their affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Managers from their relationship with the Fund. The Board was aware that there are alternatives to retaining the Managers.

Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.

Nature, Quality and Extent of Services. The Board considered information about the nature, quality and extent of the services provided to the Fund and information regarding the Managers’ key personnel who provide such services. The Managers’ duties include providing the Fund with the services of the portfolio managers and the Sub-Adviser’s investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments; and securities trading services. OFI Global is responsible for oversight of third-party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions; risk management; and oversight of the Sub-Adviser. OFI Global is also responsible for providing certain administrative services to the Fund. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the U.S. Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by federal and state securities laws for the sale of the Fund’s shares. OFI Global also provides the Fund with office space, facilities and equipment.

The Board also considered the quality of the services provided and the quality of the Managers’ resources that are available to the Fund. The Board took account of the fact that the Sub-Adviser has over fifty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Managers’ advisory, administrative, accounting, legal, compliance and risk management services, and information the Board has received regarding the experience and professional qualifications of the Managers’ key personnel and the size and functions of its staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Manind Govil, Benjamin Ram and Paul Larson, the portfolio managers for the Fund, and the Sub-Adviser’s investment team and analysts. The Board members also considered the totality of their experiences with the Managers as directors or trustees of the Fund and other funds advised by the Managers. The Board considered information regarding the quality of services provided by affiliates of the Managers, which the Board members have become knowledgeable about through their experiences with the Managers and in connection with the renewal of the Fund’s service agreements. The Board concluded, in light of the Managers’ experience, reputation, personnel, operations and resources that the Fund benefits from the services provided under the Agreements.

Investment Performance of the Managers and the Fund. Throughout the year, the Managers provided information on the investment performance of the Fund, the Adviser and the Sub-Adviser, including comparative performance information. The Board also reviewed information, prepared by the Managers and by the independent consultant, comparing the Fund’s historical performance to relevant market indices and to the performance of other large blend funds underlying variable insurance products. The Board considered that the Fund outperformed its performance category median during the one-, three-, five- and ten-year periods.

Fees and Expenses of the Fund. The Board reviewed the fees paid to the Adviser and the other expenses borne by the Fund. The Board noted that the Adviser, not the Fund, pays the Sub-Adviser’s fee under the sub-advisory agreement. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other large blend funds underlying variable insurance products. In reviewing the fees and expenses charged to the VA funds, the Board considered the Adviser’s assertion that, because there is much greater disparity in the fees and services that may be provided by a manager to a VA fund as opposed to a retail fund, when comparing the expenses of the various VA funds to those of retail funds, it is most appropriate to focus on total expenses (rather than on the management fees). Accordingly, while the Board reviewed and considered all expenses, it focused on total expenses. The Board considered that the Fund’s total expenses were higher than its peer group median and category median. The Board also considered that the Fund’s contractual management fee was lower than its category median and higher than its peer group median. The Board noted that the Adviser has voluntarily agreed to limit the Fund’s total annual operating expenses so that those expenses, as percentages of daily net assets, will not exceed the annual rate of 0.80% for Non-Service Shares and 1.05% for Service Shares. This voluntary expense limitation may be amended or withdrawn at any time without prior notice to shareholders.

Economies of Scale and Profits Realized by the Managers. The Board considered information regarding the Managers’ costs in serving as the Fund’s investment adviser and sub-adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Managers’ profitability from their relationship with the Fund. The Board also considered that the Managers must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund. The Board reviewed whether the Managers may realize economies of scale in managing and supporting the Fund. The Board noted that the Fund currently has management fee breakpoints, which are intended to share with Fund shareholders economies of scale that may exist as the Fund’s assets grow.

Other Benefits to the Managers. In addition to considering the profits realized by the Managers, the Board considered information that was

24        OPPENHEIMER MAIN STREET FUND/VA

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS Unaudited / Continued

provided regarding the direct and indirect benefits the Managers receive as a result of their relationship with the Fund, including compensation paid to the Managers’ affiliates and research provided to the Adviser in connection with permissible brokerage arrangements (soft dollar arrangements).

Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees’ counsel are independent of the Managers within the meaning and intent of the Securities and Exchange Commission Rules.

Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, decided to continue the Agreements through August 31, 2017. In arriving at its decision, the Board did not identify any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreements, including the management fees, in light of all the surrounding circumstances.

25        OPPENHEIMER MAIN STREET FUND/VA

PORTFOLIO PROXY VOTING POLICIES AND GUIDELINES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Guidelines under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Guidelines is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

26        OPPENHEIMER MAIN STREET FUND/VA

TRUSTEES AND OFFICERS Unaudited

Name, Position(s) Held with the Fund, Length of Service, Age	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

Robert J. Malone, Chairman of the Board of Trustees (since 2016), Trustee (since 2002) Year of Birth: 1944	Chairman - Colorado Market of MidFirst Bank (since January 2015); Chairman of the Board (2012-2016) and Director (August 2005-March 2016) of Jones International University (educational organization); Trustee of the Gallagher Family Foundation (non-profit organization) (2000-2015); Chairman, Chief Executive Officer and Director of Steele Street Bank Trust (commercial banking) (August 2003-January 2015); Board of Directors of Opera Colorado Foundation (non-profit organization) (2008- 2012); Director of Colorado UpLIFT (charitable organization) (1986-2010); Director of Jones Knowledge, Inc. (2006-2010); Former Chairman of U.S. Bank-Colorado (subsidiary of U.S. Bancorp and formerly Colorado National Bank) (July 1996-April 1999); Director of Commercial Assets, Inc. (real estate investment trust) (1993-2000); Director of U.S. Exploration, Inc. (oil and gas exploration) (1997-February 2004); Chairman of the Board (1991-1994) and Trustee (1985-1994) of Regis University; and Chairman of the Board (1990-1991) and Trustee (1984-1999) of Young Presidents Organization. Oversees 47 portfolios in the OppenheimerFunds complex. Mr. Malone has served on the Boards of certain Oppenheimer funds since 2002, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Jon S. Fossel, Trustee (since 1990) Year of Birth: 1942	Chairman of the Board of Jack Creek Preserve Foundation (non-profit organization) (since March 2005); Director of Jack Creek Preserve Foundation (non-profit organization) (March 2005-December 2014); Chairman of the Board (2006-December 2011) and Director (June 2002-December 2011) of UNUMProvident (insurance company); Director of Northwestern Energy Corp. (public utility corporation) (November 2004-December 2009); Director of P.R. Pharmaceuticals (October 1999-October 2003); Director of Rocky Mountain Elk Foundation (non-profit organization) (February 1998-February 2003 and February 2005-February 2007); Chairman and Director (until October 1996) and President and Chief Executive Officer (until October 1995) of OppenheimerFunds, Inc.; President, Chief Executive Officer and Director of the following: Oppenheimer Acquisition Corp. (“OAC”) (parent holding company of OppenheimerFunds, Inc.), Shareholders Services, Inc. and Shareholder Financial Services, Inc. (until October 1995). Oversees 47 portfolios in the OppenheimerFunds complex. Mr. Fossel has served on the Boards of certain Oppenheimer funds since 1990, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Richard F. Grabish, Trustee (since 2012) Year of Birth: 1948	Formerly Senior Vice President and Assistant Director of Sales and Marketing (March 1997-December 2007), Director (March 1987-December 2007) and Manager of Private Client Services (June 1985-June 2005) of A.G. Edwards & Sons, Inc. (broker/dealer and investment firm); Chairman and Chief Executive Officer of A.G. Edwards Trust Company, FSB (March 2001-December 2007); President and Vice Chairman of A.G. Edwards Trust Company, FSB (investment adviser) (April 1987-March 2001); President of A.G. Edwards Trust Company, FSB (investment adviser) (June 2005-December 2007). Oversees 47 portfolios in the OppenheimerFunds complex. Mr. Grabish has served on the Boards of certain Oppenheimer funds since 2001, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Beverly L. Hamilton, Trustee (since 2002) Year of Birth: 1946	Trustee of Monterey Institute for International Studies (educational organization) (2000-2014); Board Member of Middlebury College (educational organization) (December 2005-June 2011); Chairman (2010-2016) of American Funds’ Emerging Markets Growth Fund, Inc. (mutual fund); Director of The California Endowment (philanthropic organization) (April 2002-April 2008); Director (February 2002-2005) and Chairman of Trustees (2006-2007) of the Community Hospital of Monterey Peninsula; Director (October 1991-2005) and Vice Chairman (2006-2009) of American Funds’ Emerging Markets Growth Fund, Inc. (mutual fund); President of ARCO Investment Management Company (February 1991-April 2000); Member of the investment committees of The Rockefeller Foundation (2001-2006) and The University of Michigan (since 2000); Advisor at Credit Suisse First Boston’s Sprout venture capital unit (venture capital fund) (1994-January 2005); Trustee of MassMutual Institutional Funds (investment company) (1996-June 2004); Trustee of MML Series Investment Fund (investment company) (April 1989-June 2004); Member of the investment committee of Hartford Hospital (2000-2003); and Advisor to Unilever (Holland) pension fund (2000-2003). Oversees 47 portfolios in the OppenheimerFunds complex. Ms. Hamilton has served on the Boards of certain Oppenheimer funds since 2002, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Victoria J. Herget, Trustee (since 2012) Year of Birth:1951	Board Chair (2008-2015) and Director (2004-Present), United Educators (insurance company); Trustee (since 2000) and Chair (since 2010), Newberry Library (independent research library); Trustee, Mather LifeWays (senior living organization) (since 2001); Independent Director of the First American Funds (mutual fund family) (2003-2011); former Managing Director (1993-2001), Principal (1985-1993), Vice President (1978-1985) and Assistant Vice President (1973-1978) of Zurich Scudder Investments (investment adviser) (and its predecessor firms); Trustee (1992-2007), Chair of the Board of Trustees (1999-2007), Investment Committee Chair (1994-1999) and Investment Committee member (2007-2010) of Wellesley College; Trustee, BoardSource (non-profit organization) (2006-2009) and Chicago City Day School (K-8 School) (1994-2005). Oversees 47 portfolios in the OppenheimerFunds complex. Ms. Herget has served on the Boards of certain Oppenheimer funds since 2012, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

27        OPPENHEIMER MAIN STREET FUND/VA

TRUSTEES AND OFFICERS Unaudited / Continued

F. William Marshall, Jr., Trustee (since 2000) Year of Birth: 1942	Trustee Emeritus of Worcester Polytech Institute (WPI) (private university) (since 2009); Trustee of MassMutual Select Funds (formerly MassMutual Institutional Funds) (investment company) (1996-2015), MML Series Investment Fund (investment company) (1996-2015) and Mass Mutual Premier Funds (investment company) (January 2012-December 2015); President and Treasurer of the SIS Fund (private charitable fund) (January 1999-March 2011); Former Trustee of WPI (1985-2008); Former Chairman of the Board (2004-2006) and Former Chairman of the Investment Committee of WPI (1994-2008); Chairman of SIS Family Bank, F.S.B. (formerly SIS Bank) (commercial bank) (January 1999-July 1999); Executive Vice President of Peoples Heritage Financial Group, Inc. (commercial bank) (January 1999-July 1999); and Former President and Chief Executive Officer of SIS Bancorp. (1993-1999). Oversees 47 portfolios in the OppenheimerFunds complex. Mr. Marshall has served on the Boards of certain Oppenheimer funds since 2000, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Karen L. Stuckey, Trustee (since 2012) Year of Birth: 1953	Member (since May 2015) of Desert Mountain Community Foundation Advisory Board (non-profit organization); Partner (1990-2012) of PricewaterhouseCoopers LLP (professional services firm) (held various positions 1975-1990); Trustee (1992- 2006), member of Executive, Nominating and Audit Committees and Chair of Finance Committee (1992-2006), and Emeritus Trustee (since 2006) of Lehigh University; and member, Women’s Investment Management Forum (professional organization) since inception. Oversees 47 portfolios in the OppenheimerFunds complex. Ms. Stuckey has served on the Boards of certain Oppenheimer funds since 2012, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

James D. Vaughn, Trustee (since 2012) Year of Birth:1945

Retired; former managing partner (1994-2001) of Denver office of Deloitte & Touche LLP, (held various positions 1969- 1993); Trustee and Chairman of the Audit Committee of Schroder Funds (2003-2012); Board member and Chairman of Audit Committee of AMG National Trust Bank (since 2005); Trustee and Investment Committee member, University of South Dakota Foundation (since 1996); Board member, Audit Committee Member and past Board Chair, Junior Achievement (since 1993); former Board member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network. Oversees 47 portfolios in the OppenheimerFunds complex. Mr. Vaughn has served on the Boards of certain Oppenheimer funds since 2012, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

INTERESTED TRUSTEE AND OFFICER

Mr. Steinmetz is an “Interested Trustee” because he is affiliated with the Manager and the Sub-Adviser by virtue of his positions as Chairman and director of the Sub-Adviser and officer and director of the Manager. Both as a Trustee and as an officer, Mr. Steinmetz serves for an indefinite term, or until his resignation, retirement, death or removal. Mr. Steinmetz’s address is 225 Liberty Street, New York, New York 10281-1008.

Arthur P. Steinmetz, Trustee (Since 2015), President and Principal Executive Officer (since 2014) Year of Birth: 1958

Chairman of OppenheimerFunds, Inc. (since January 2015); CEO and Chairman of OFI Global Asset Management, Inc. (since July 2014), President of OFI Global Asset Management, Inc. (since May 2013), a Director of OFI Global Asset Management, Inc. (since January 2013), Director of OppenheimerFunds, Inc. (since July 2014), President, Management Director and CEO of Oppenheimer Acquisition Corp. (OppenheimerFunds, Inc.’s parent holding company) (since July 2014), and President and Director of OFI SteelPath, Inc. (since January 2013). Chief Investment Officer of the OppenheimerFunds advisory entities from (January 2013-December 2013); Executive Vice President of OFI Global Asset Management, Inc. (January 2013-May 2013); Chief Investment Officer of OppenheimerFunds, Inc. (October 2010-December 2012); Chief Investment Officer, Fixed- Income, of OppenheimerFunds, Inc. (April 2009-October 2010); Executive Vice President of OppenheimerFunds, Inc. (October 2009-December 2012); Director of Fixed Income of OppenheimerFunds, Inc. (January 2009-April 2009); and a Senior Vice President of OppenheimerFunds, Inc. (March 1993-September 2009). An officer of 103 portfolios in the OppenheimerFunds complex.

OTHER OFFICERS OF THE FUND

The addresses of the Officers in the chart below are as follows: for Messrs. Govil, Ram, Larson, Mss. Lo Bessette, Foxson and Picciotto, 225 Liberty Street, New York, New York 10281-1008, for Mr. Petersen, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

Manind Govil, Vice President (since 2009) Year of Birth: 1969	Senior Vice President, the Main Street Team Leader and a portfolio manager of the Sub-Adviser (since May 2009). Portfolio manager with RS Investment Management Co. LLC (October 2006-March 2009). Head of equity investments at The Guardian Life Insurance Company of America (August 2005-October 2006) when Guardian Life Insurance acquired an interest in RS Investment Management Co. LLC. Lead portfolio manager - large cap blend/core equity, co-head of equities and head of equity research (2001-July 2005), and was lead portfolio manager - core equity (April 1996-July 2005), at Mercantile Capital Advisers, Inc. A portfolio manager and officer of other portfolios in the OppenheimerFunds complex.

Benjamin Ram, Vice President (since 2009) Year of Birth: 1972	Vice President of the Sub-Adviser (since May 2009); Senior Portfolio Manager of the Sub-Adviser (since January 2011) and Portfolio Manager of the Sub-Adviser (May 2009-December 2010). Sector manager for financial investments and a co portfolio manager for mid-cap portfolios with the RS Core Equity Team of RS Investment Management Co. LLC (October 2006-May 2009). Portfolio Manager of Mid Cap Strategies, Sector Manager Financials at The Guardian Life Insurance Company of America (January 2006-October 2006) when Guardian Life Insurance acquired an interest in RS Investment Management Co. LLC. Financial analyst (2003-2005), and co-portfolio manager (2005-2006) at Mercantile Capital Advisers, Inc.; bank analyst at Legg Mason Securities (2000-2003) and a senior financial analyst at the CitiFinancial division of Citigroup, Inc. (1997-2000). A portfolio manager and officer of other portfolios in the OppenheimerFunds complex.

Paul Larson, Vice President (since 2014) Year of Birth: 1971	Vice President of the Sub-Adviser (since January 2013). Prior to joining the Sub-Adviser, he was a portfolio manager and Chief Equity Strategist at Morningstar. He was previously an analyst at Morningstar covering the energy sector and oversaw the firm’s natural resources analysts. Prior to joining Morningstar in 2002, Mr. Larson was an analyst with The Motley Fool. A portfolio manager and officer of other portfolios in the OppenheimerFunds complex.

28        OPPENHEIMER MAIN STREET FUND/VA

Cynthia Lo Bessette, Secretary and Chief Legal Officer (since 2016) Year of Birth: 1969	Executive Vice President, General Counsel and Secretary of the Manager (since February 2016); Chief Legal Officer of the Sub-Adviser and the Distributor (since February 2016); Vice President, General Counsel and Secretary of Oppenheimer Acquisition Corp. (since February 2016); General Counsel of OFI SteelPath, Inc., VTL Associates, LLC and Index Management Solutions, LLC (since February 2016); Chief Legal Officer of OFI Global Institutional, Inc., HarbourView Asset Management Corporation, OFI Global Trust Company, Oppenheimer Real Asset Management, Inc., OFI Private Investments Inc., Shareholder Services, Inc. and Trinity Investment Management Corporation (since February 2016); Senior Vice President and Deputy General Counsel (March 2015-February 2016) and Executive Vice President, Vice President, Corporate Counsel (February 2012-March 2015) and Deputy Chief Legal Officer (April 2013-March 2015) of Jennison Associates LLC; Assistant General Counsel (April 2008-September 2009) and Deputy General Counsel (October 2009-February 2012) of Lord Abbett & Co. LLC. An officer of 103 portfolios in the OppenheimerFunds complex.

Jennifer Foxson, Vice President and Chief Business Officer (since 2014) Year of Birth: 1969	Senior Vice President of OppenheimerFunds Distributor, Inc. (since June 2014); Vice President of OppenheimerFunds Distributor, Inc. (April 2006-June 2014); Vice President of the Sub-Adviser (January 1998-March 2006); Assistant Vice President of the Sub-Adviser (October 1991-December 1998). An officer of 103 portfolios in the OppenheimerFunds complex.

Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money Laundering Officer (since 2014) Year of Birth: 1973	Senior Vice President and Chief Compliance Officer of the Manager (since March 2014); Chief Compliance Officer of the Sub- Adviser, OFI SteelPath, Inc., OFI Global Trust Company, OFI Global Institutional, Inc., Oppenheimer Real Asset Management, Inc., OFI Private Investments, Inc., Harborview Asset Management Corporation, Trinity Investment Management Corporation, and Shareholder Services, Inc. (since March 2014); Managing Director of Morgan Stanley Investment Management Inc. and certain of its various affiliated entities; Chief Compliance Officer of various Morgan Stanley Funds (May 2010-January 2014); Chief Compliance Officer of Morgan Stanley Investment Management Inc. (April 2007-January 2014). An officer of 103 portfolios in the OppenheimerFunds complex.

Brian S. Petersen, Treasurer and Principal Financial & Accounting Officer (since 2016) Year of Birth: 1970	Vice President of the Manager (since January 2013); Vice President of the Sub-Adviser (February 2007-December 2012); Assistant Vice President of the Sub-Adviser (August 2002-2007). An officer of 103 portfolios in the OppenheimerFunds complex.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge, upon request, by calling 1.800.988.8287.

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31        OPPENHEIMER MAIN STREET FUND/VA

OPPENHEIMER MAIN STREET FUND/VA

A Series of Oppenheimer Variable Account Funds

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and	OFI Global Asset Management, Inc.
Shareholder
Servicing Agent

Sub-Transfer Agent	Shareholder Services, Inc.
DBA OppenheimerFunds Services

Independent	KPMG LLP
Registered
Public
Accounting
Firm

Legal Counsel	Ropes & Gray LLP

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, or calling us at 1.800.988.8287. Read prospectuses and summary prospectuses carefully before investing.

© 2017 OppenheimerFunds, Inc. All rights reserved. Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.

 December 31, 2016

Oppenheimer	Annual Report
Main Street Small Cap Fund/VA
A Series of Oppenheimer Variable Account Funds

ANNUAL REPORT

Listing of Top Holdings

Fund Performance Discussion

Financial Statements

PORTFOLIO MANAGERS: Matthew P. Ziehl, CFA, Raymond Anello, CFA, Raman Vardharaj, CFA, Joy Budzinski, Kristin Ketner, Magnus Krantz and Adam Weiner.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED 12/31/16

	Inception Date	1-Year	5-Year	10-Year
Non-Service Shares	5/1/98	18.05%	15.65%	7.72%
Service Shares	7/16/01	17.67	15.34	7.45
Russell 2000 Index		21.31	14.46	7.07

The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, call us at 1.800.988.8287. The Fund’s total returns should not be expected to be the same as the returns of other funds, whether or not both funds have the same portfolio managers and/or similar names. The Fund’s total returns include changes in share price and reinvested distributions but do not include the charges associated with the separate account products that offer this Fund. Such performance would have been lower if such charges were taken into account.

TOP HOLDINGS AND ALLOCATIONS

TOP TEN COMMON STOCK HOLDINGS

Korn/Ferry International	2.2%
On Assignment, Inc.	2.2
Prestige Brands Holdings, Inc.	2.1
MB Financial, Inc.	2.1
CACI International, Inc., Cl. A	1.9
Webster Financial Corp.	1.7
Sonic Corp.	1.7
Portland General Electric Co.	1.7
Group 1 Automotive, Inc.	1.6
BankUnited, Inc.	1.6

Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2016, and are based on net assets. For more current Fund holdings, please visit oppenheimerfunds.com.

SECTOR ALLOCATION

Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2016, and are based on the total market value of common stocks.

2       OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

Fund Performance Discussion

During the reporting period, the Fund’s Non-Service shares produced a return of 18.05%. In comparison, the Fund underperformed the Russell 2000 Index (the “Index”), which returned 21.31%. The Fund underperformed the Index in the information technology, materials and industrials sectors, due to weaker relative stock selection. The Fund outperformed the Index in the health care, energy and utilities sectors, where stock selection benefited.

MARKET OVERVIEW

Markets were turbulent during the reporting period. However, despite the volatility, the Index and the Fund experienced gains, particularly after the November U.S. Presidential election. A large trend for the first half of 2016 was the demand for so-called “bond proxy stocks” with above average dividend yields. This trend was magnified post the Brexit vote as treasury yields, already at historic lows, were under further pressure and future interest rate hike expectations continued to be pushed further out. However, the market environment shifted over the third quarter of 2016, when the “risk-on” trade returned. This meant a sharp rebound in lower quality cyclicals, outperformance by smaller versus larger cap stocks, and a rotation away from more stable earnings and defensive-oriented higher dividend companies. This theme continued through year end.

The one-year reporting period saw the market driven by several important macroeconomic trends and events:

•	The U.S. election, which saw Republicans take the White House and maintain control of Congress.
•	Given above, significant policy changes are expected surrounding taxation, cross-border trade, regulatory burdens, and healthcare.
•	With these changes, a broad shift from monetary stimuli to inflationary fiscal stimuli.
•	Uncertainty over the pace of Federal Reserve interest rate hikes.
•	The U.S. dollar materially strengthening versus other currencies.
•	Continued slow but steady recovery in domestic consumer employment, wages and consumption.
•	Continued impact of Brexit and increased uncertainty for global markets as a result.
•	Competitive currency devaluations, including negative interest rates in a growing number of jurisdictions, thrusting the world economy into uncharted territory.

As investors, it is important to know what is and what is not within one’s circle of competence. As such, we strive to keep the portfolio in an all-weather orientation. Whether rates, commodity prices, currencies or even whole economies go up or down, our goal is to have a portfolio that can out-perform no matter the environment.

Second, we believe we have the skills to identify company management teams that are likely to successfully execute on their plans. Lastly, correctly valuing stocks and seeing what expectations the market is pricing in is also within our skillset. It is not by accident that we weight the portfolio more heavily towards companies that we believe have management teams that are executing (e.g. gaining market share, expanding profit margins), with at least reasonable stock valuations.

TOP INDIVIDUAL CONTRIBUTORS

Fund holdings that were contributors to performance this period included WellCare Health Plans, Inc., Burlington Stores, Inc. and MKS Instruments, Inc. WellCare is a managed care company for government-sponsored healthcare coverage, with a focus on Medicare and Medicaid programs. Investors reacted favorably over the first quarter of the year when the company updated its longer term growth goals of doubling its revenue within five years and attaining an after tax margin of at least 2%. WellCare also has a strong cash position and this, combined with a new credit facility, has increased deployable cash for potential acquisitions and accelerating growth. Burlington owns and operates branded apparel retail stores throughout the U.S. and Puerto Rico. During the fourth quarter of 2015 both weather and secular issues negatively impacted apparel retailers and department stores—pushing earnings down by 10%-15% for many. In contrast, Burlington executed extremely well and grew earnings despite being in the early stages of a transition to an off-price retail model. Management’s success in a challenging environment led to rising investor confidence and boosted the stock higher. MKS Instruments is a global provider of instruments, subsystems and process control solutions that measure, control, power, monitor and analyze critical parameters of advanced manufacturing processes to improve process performance and productivity. During the reporting period, the company benefited from completing its acquisition of Newport Corporation, a worldwide leader in photonics solutions. MKS Instruments also reported several quarters of strong earnings.

3        OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

TOP INDIVIDUAL DETRACTORS

Top detractors from performance included MDC Partners, Inc., Imperva, Inc. and Diplomat Pharmacy, Inc. We exited our position in these three stocks. Advertising agency, MDC Holdings, had a difficult year, and failed to meet revenue goals over its third quarter of 2016. Imperva develops protection software and services for databases and business applications. Over the first half of the period, positive quarterly results were overshadowed by a conservative outlook relative to lofty expectations, especially on bottom line earnings per share (EPS). Its shares fell again late in the period after reports indicated a hold put on the company’s potential sale. Shares of Diplomat Pharmacy fell after the company reported weak third quarter earnings.

STRATEGY & OUTLOOK

While bottom-up company research and stock selection continue to be central to our process and strategy, we do have some observations about the current environment. First, the U.S. economy continues its “slow and steady” growth. This is being driven by favorable employment and inflation data, while home prices and innovation also continue to help drive the economy higher. However, the potential for protectionist trade policies by the incoming Trump administration could cause global contagion by slowing global trade.

U.S. corporate revenues, earnings, and free cash flow have resumed their moderate growth. The post-election strength in U.S. equity markets and the return of the “risk on trade” indicates that consensus expects earnings growth to accelerate further in the quarters ahead.

We believe the risks inherent to this market include the misallocation of capital, fueled by an environment of ongoing relatively low interest rates and possibly leading to “bubble-like” valuations for some companies. We intend to maintain our discipline around valuation. Additionally, while innovation is alive and well, and continuing to help generate economic growth, fundamental disruptions across market segments have been elevated. We continue to be focused on potential disruption risk to our companies.

We expect heightened uncertainty to return in the equity markets. Traditionally, during periods of economic uncertainty and heightened market volatility, investors favor stocks of higher quality companies—with greater consistency and stability of revenue and earnings—leading to relatively better stock performance of those companies. We think focusing on companies with economic moats and skilled management teams positions us well, should this environment come to pass. During times of economic volatility such companies frequently widen their lead over weaker competitors. We seek to invest in companies, characterized by these qualities, at compelling valuations and believe this disciplined approach is essential to generating superior long-term performance.

Investors should consider the Fund’s investment objective, risks, charges and expenses carefully before investing. The Fund’s prospectus and summary prospectus contain this and other information about the Fund, and may be obtained by asking your financial advisor or calling us at 1.800.988.8287. Read prospectuses and summary prospectuses carefully before investing.

Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown, but do not include the charges associated with the separate account products that offer this Fund.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested

Comparing the Fund’s Performance to the Market. The graphs that follow show the performance of a hypothetical $10,000 investment in each share class of the Fund held until December 31, 2016. Performance is measured over a ten-fiscal-year period for both Classes. Performance information does not reflect charges that apply to separate accounts investing in the Fund. If these charges were taken into account, performance would be lower. The graphs assume that all dividends and capital gains distributions were reinvested in additional shares.

The Fund’s performance is compared to the performance of the Russell 2000 Index. The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 Index is a subset of the Russell 3000 Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership. The index is unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the Index. Index performance includes reinvestment of income, but does not

4        OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, call us at 1.800.988.8287. The Fund’s total returns should not be expected to be the same as the returns of other funds, whether or not both funds have the same portfolio managers and/or similar names. The Fund’s total returns include changes in share price and reinvested distributions but do not include the charges associated with the separate account products that offer this Fund. Such performance would have been lower if such charges were taken into account.

5        OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended December 31, 2016.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended December 31, 2016” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes.

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any charges associated with the separate accounts that offer this Fund. Therefore, the “hypothetical” lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these separate account charges were included your costs would have been higher.

Actual	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Expenses Paid During 6 Months Ended December 31, 2016
Non-Service shares	$1,000.00	$1,147.20	$4.33
Service shares	1,000.00	1,145.10	5.68

Hypothetical
(5% return before expenses)
Non-Service shares	1,000.00	1,021.11	4.07
Service shares	1,000.00	1,019.86	5.35

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended December 31, 2016 are as follows:

Class	Expense Ratios
Non-Service shares	0.80%
Service shares	1.05

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

6        OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

STATEMENT OF INVESTMENTS December 31, 2016

	Shares	Value
Common Stocks—98.1%
Consumer Discretionary—11.3%
Auto Components—1.2%
Visteon Corp.	158,250	$12,713,805

Diversified Consumer Services—0.5%
Houghton Mifflin Harcourt Co.[1]	506,420	5,494,657

Hotels, Restaurants & Leisure—4.3%
International Speedway Corp., Cl. A	52,728	1,940,391
Popeyes Louisiana Kitchen, Inc.[1]	236,890	14,327,107
Sonic Corp.	676,740	17,940,377
Texas Roadhouse, Inc., Cl. A	250,230	12,071,095
		46,278,970

Media—0.7%
Madison Square Garden Co. (The), Cl. A1	45,450	7,795,130

Specialty Retail—4.6%
Burlington Stores, Inc.[1]	120,830	10,240,342
DSW, Inc., Cl. A	351,470	7,960,796
Group 1 Automotive, Inc.	221,800	17,287,092
Sally Beauty Holdings, Inc.[1]	519,720	13,731,002
		49,219,232

Consumer Staples—1.8%
Beverages—0.8%
Boston Beer Co., Inc. (The), Cl. A1	47,620	8,088,257

Food Products—1.0%
Pinnacle Foods, Inc.	205,350	10,975,958

Energy—4.7%
Energy Equipment & Services—0.6%
RigNet, Inc.[1]	286,580	6,634,327

Oil, Gas & Consumable Fuels—4.1%
Cone Midstream Partners LP2	357,943	8,429,558
HollyFrontier Corp.	411,615	13,484,507
Matador Resources Co.[1]	202,032	5,204,344
Noble Midstream Partners LP1,2	185,706	6,685,416
Renewable Energy Group, Inc.[1]	1,076,323	10,440,333
		44,244,158

Financials—23.2%
Capital Markets—1.0%
Stifel Financial Corp.[1]	210,100	10,494,495

Commercial Banks—10.1%
BankUnited, Inc.	455,595	17,171,376
Berkshire Hills Bancorp, Inc.	217,310	8,007,873
Chemical Financial Corp.	194,376	10,529,348
Customers Bancorp, Inc.[1]	217,140	7,777,955
FCB Financial Holdings, Inc., Cl. A1	162,620	7,756,974
IBERIABANK Corp.	199,750	16,729,062
MB Financial, Inc.	464,990	21,961,478
Webster Financial Corp.	336,460	18,263,049
		108,197,115

Insurance—1.3%
James River Group Holdings Ltd.	325,230	13,513,307

Real Estate Investment Trusts (REITs)—7.6%
Brandywine Realty Trust	962,010	15,882,785
CYS Investments, Inc.	1,788,150	13,822,400
DiamondRock Hospitality Co.	1,069,410	12,330,297
DuPont Fabros Technology, Inc.	282,830	12,424,722
Four Corners Property Trust, Inc.	667,520	13,697,510
National Storage Affiliates Trust	577,426	12,743,792
		80,901,506

Real Estate Management & Development—0.8%
Realogy Holdings Corp.	320,880	8,256,242

Thrifts & Mortgage Finance—2.4%
Beneficial Bancorp, Inc.	410,630	7,555,592

	Shares	Value
Thrifts & Mortgage Finance (Continued)
Oritani Financial Corp.	688,900	$12,916,875
WSFS Financial Corp.	113,710	5,270,458
		25,742,925

Health Care—12.0%
Biotechnology—2.0%
ACADIA Pharmaceuticals, Inc.[1]	159,240	4,592,481
Axovant Sciences Ltd.[1]	155,730	1,934,167
Clovis Oncology, Inc.[1]	77,040	3,422,117
Exelixis, Inc.[1]	99,340	1,481,159
Sage Therapeutics, Inc.[1]	83,680	4,272,701
Ultragenyx Pharmaceutical, Inc.[1]	80,860	5,685,267
		21,387,892

Health Care Equipment & Supplies—2.8%
NuVasive, Inc.[1]	148,250	9,986,120
NxStage Medical, Inc.[1]	438,980	11,505,666
Spectranetics Corp. (The)[1]	330,390	8,094,555
		29,586,341

Health Care Providers & Services—3.4%
Addus HomeCare Corp.[1]	110,400	3,869,520
Amedisys, Inc.[1]	216,720	9,238,773
HealthSouth Corp.	305,900	12,615,316
WellCare Health Plans, Inc.[1]	78,321	10,736,243
		36,459,852

Life Sciences Tools & Services—0.7%
VWR Corp.[1]	287,860	7,205,136

Pharmaceuticals—3.1%
Akorn, Inc.[1]	146,810	3,204,862
Intersect ENT, Inc.[1]	298,050	3,606,405
Prestige Brands Holdings, Inc.[1]	423,986	22,089,671
TherapeuticsMD, Inc.[1]	752,150	4,339,905
		33,240,843

Industrials—20.1%
Aerospace & Defense—1.3%
Hexcel Corp.	127,070	6,536,481
Wesco Aircraft Holdings, Inc.[1]	520,830	7,786,408
		14,322,889

Airlines—1.4%
Spirit Airlines, Inc.[1]	251,150	14,531,539

Building Products—1.2%
Masonite International Corp.[1]	197,600	13,002,080

Commercial Services & Supplies—4.9%
ABM Industries, Inc.	385,520	15,744,637
ACCO Brands Corp.[1]	1,171,907	15,293,386
Advanced Disposal Services, Inc.[1]	312,270	6,938,640
Matthews International Corp., Cl. A	187,440	14,404,764
		52,381,427

Construction & Engineering—1.9%
Dycom Industries, Inc.[1]	127,400	10,228,946
KBR, Inc.	602,120	10,049,383
		20,278,329

Electrical Equipment—1.3%
Generac Holdings, Inc.[1]	348,580	14,201,149

Machinery—1.9%
Greenbrier Cos., Inc. (The)	172,680	7,174,854
Manitowoc Co., Inc. (The)[1]	910,770	5,446,405
Rexnord Corp.[1]	413,810	8,106,538
		20,727,797

Professional Services—4.5%
Korn/Ferry International	813,461	23,940,157
On Assignment, Inc.[1]	538,930	23,799,149
		47,739,306

7        OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

STATEMENT OF INVESTMENTS Continued

	Shares	Value
Road & Rail—1.2%
Genesee & Wyoming, Inc., Cl. A1	188,090	$13,055,327

Trading Companies & Distributors—0.5%
SiteOne Landscape Supply, Inc.[1]	162,700	5,650,571

Information Technology—16.1%
Electronic Equipment, Instruments, & Components—1.7%
SYNNEX Corp.	90,000	10,891,800
Vishay Intertechnology, Inc.	424,710	6,880,302
		17,772,102

Internet Software & Services—2.1%
j2 Global, Inc.	197,913	16,189,283
Yelp, Inc., Cl. A1	174,990	6,672,369
		22,861,652

IT Services—4.2%
Black Knight Financial Services, Inc., Cl. A1	345,872	13,073,962
Booz Allen Hamilton Holding Corp., Cl. A	320,720	11,568,370
CACI International, Inc., Cl. A1	159,030	19,767,429
		44,409,761

Semiconductors & Semiconductor Equipment—3.7%
Brooks Automation, Inc.	514,110	8,775,858
Cypress Semiconductor Corp.	540,941	6,188,365
MaxLinear, Inc., Cl. A1	490,600	10,695,080
MKS Instruments, Inc.	225,050	13,367,970
		39,027,273

Software—4.4%
Guidewire Software, Inc.[1]	172,400	8,504,492
Paylocity Holding Corp.[1]	327,320	9,822,873
Pegasystems, Inc.	305,200	10,987,200

	Shares	Value
Software (Continued)
Proofpoint, Inc.[1]	132,080	$9,331,452
Zynga, Inc., Cl. A1	3,240,230	8,327,391
		46,973,408

Materials—6.4%
Chemicals—0.8%
Ingevity Corp.[1]	145,270	7,969,512

Construction Materials—1.1%
Summit Materials, Inc., Cl. A1	474,454	11,287,261

Metals & Mining—2.0%
Century Aluminum Co.[1]	607,180	5,197,461
Kaiser Aluminum Corp.	210,480	16,352,191
		21,549,652

Paper & Forest Products—2.5%
Boise Cascade Co.[1]	444,750	10,006,875
PH Glatfelter Co.	698,500	16,687,165
		26,694,040

Utilities—2.5%
Electric Utilities—1.7%
Portland General Electric Co.	408,170	17,686,006

Gas Utilities—0.8%
Suburban Propane Partners LP2	278,235	8,363,744
Total Common Stocks (Cost $817,823,149)		1,046,914,973

Investment Company—2.8%
Oppenheimer Institutional Government Money Market Fund, Cl. E, 0.43%[3,4] (Cost $30,101,780)	30,101,780	30,101,780
Total Investments, at Value (Cost $847,924,929)	100.9%	1,077,016,753
Net Other Assets (Liabilities)	(0.9)	(9,552,101)
Net Assets	100.0%	$1,067,464,652

Footnotes to Statement of Investments

1. Non-income producing security.

2. Security is a Master Limited Partnership.

3. Rate shown is the 7-day yield at period end.

4. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares December 31, 2015	Gross Additions	Gross Reductions	Shares December 31, 2016
Oppenheimer Institutional Government Money Market Fund, Cl. Ea	14,384,001	330,528,421	314,810,642	30,101,780

			Value	Income
Oppenheimer Institutional Government Money Market Fund, Cl. Ea			$30,101,780	$78,925

a. Prior to September 28, 2016, this fund was named Oppenheimer Institutional Money Market Fund.

See accompanying Notes to Financial Statements.

8        OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

STATEMENT OF ASSETS AND LIABILITIES December 31, 2016

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $817,823,149)	$1,046,914,973
Affiliated companies (cost $30,101,780)	30,101,780
1,077,016,753
Cash	978,993
Receivables and other assets:
Dividends	1,078,371
Shares of beneficial interest sold	434,278
Investments sold	40,192
Other	50,985
Total assets	1,079,599,572

Liabilities
Payables and other liabilities:
Investments purchased	10,540,607
Shares of beneficial interest redeemed	1,289,385
Distribution and service plan fees	195,531
Trustees’ compensation	46,347
Shareholder communications	37,194
Other	25,856
Total liabilities	12,134,920
Net Assets	$1,067,464,652

Composition of Net Assets
Par value of shares of beneficial interest	$44,857
Additional paid-in capital	776,525,265
Accumulated net investment income	5,127,532
Accumulated net realized gain on investments and foreign currency transactions	56,675,174
Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	229,091,824
Net Assets	$1,067,464,652

Net Asset Value Per Share
Non-Service Shares:
Net asset value, redemption price per share and offering price per share (based on net assets of $145,427,852 and 6,040,539 shares of beneficial interest outstanding)	$24.08
Service Shares:
Net asset value, redemption price per share and offering price per share (based on net assets of $922,036,800 and 38,816,908 shares of beneficial interest outstanding)	$23.75

See accompanying Notes to Financial Statements.

9        OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

STATEMENT OF OPERATIONS For the Year Ended December 31, 2016

Investment Income
Dividends:
Unaffiliated companies (net of foreign withholding taxes of $17,147)	$15,093,669
Affiliated companies	78,925
Interest	96
Total investment income	15,172,690

Expenses
Management fees	6,726,921
Distribution and service plan fees:
Service shares	2,125,027
Transfer and shareholder servicing agent fees:
Non-Service shares	130,851
Service shares	850,630
Shareholder communications:
Non-Service shares	13,751
Service shares	89,853
Trustees’ compensation	40,081
Borrowing fees	17,535
Custodian fees and expenses	5,004
Other	86,991
Total expenses	10,086,644
Less reduction to custodian expenses	(474)
Less waivers and reimbursements of expenses	(90,251)
Net expenses	9,995,919

Net Invest’ment Income	5,176,771

Realized and Unrealized Gain (Loss)
Net realized gain on:
Investment transactions in unaffiliated companies	64,005,144
Foreign currency transactions	3,148
Net realized gain	64,008,292
Net change in unrealized appreciation/depreciation on:
Investment transactions	97,917,025
Translation of assets and liabilities denominated in foreign currencies	(6)
Net change in unrealized appreciation/depreciation	97,917,019

Net Increase in Net Assets Resulting from Operations	$167,102,082

See accompanying Notes to Financial Statements.

10        OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2016	Year Ended December 31, 2015
Operations
Net investment income	$5,176,771	$2,875,881
Net realized gain	64,008,292	41,953,892
Net change in unrealized appreciation/depreciation	97,917,019	(107,664,132)
Net increase (decrease) in net assets resulting from operations	167,102,082	(62,834,359)

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Non-Service shares	(682,044)	(1,186,413)
Service shares	(2,155,681)	(5,919,665)
	(2,837,725)	(7,106,078)

Distributions from net realized gain:
Non-Service shares	(5,056,400)	(19,582,501)
Service shares	(33,184,812)	(137,100,829)
	(38,241,212)	(156,683,330)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Non-Service shares	(467,642)	21,318,007
Service shares	(43,913,591)	86,089,174
	(44,381,233)	107,407,181

Net Assets
Total increase (decrease)	81,641,912	(119,216,586)
Beginning of period	985,822,740	1,105,039,326
End of period (including accumulated net investment income of $5,127,532 and $2,764,432, respectively)	$1,067,464,652	$985,822,740

See accompanying Notes to Financial Statements.

11        OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

FINANCIAL HIGHLIGHTS

Non-Service Shares	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012
Per Share Operating Data
Net asset value, beginning of period	$21.32	$26.56	$27.80	$20.14	$17.17
Income (loss) from investment operations:
Net investment income[1]	0.16	0.12	0.26	0.16	0.21
Net realized and unrealized gain (loss)	3.55	(1.28)	2.74	8.01	2.87
Total from investment operations	3.71	(1.16)	3.00	8.17	3.08
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.11)	(0.23)	(0.25)	(0.22)	(0.11)
Distributions from net realized gain	(0.84)	(3.85)	(3.99)	(0.29)	0.00
Total dividends and/or distributions to shareholders	(0.95)	(4.08)	(4.24)	(0.51)	(0.11)
Net asset value, end of period	$24.08	$21.32	$26.56	$27.80	$20.14

Total Return, at Net Asset Value[2]	18.05%	(5.90)%	11.93%	41.01%	17.99%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$145,428	$129,104	$136,402	$134,692	$87,267
Average net assets (in thousands)	$130,889	$134,932	$133,864	$113,522	$83,790
Ratios to average net assets:[3]
Net investment income	0.74%	0.49%	0.99%	0.67%	1.09%
Expenses excluding specific expenses listed below	0.81%	0.80%	0.80%	0.81%	0.83%
Interest and fees from borrowings	0.00%[4]	0.00%[4]	0.00%	0.00%	0.00%
Total expenses[5]	0.81%	0.80%	0.80%	0.81%	0.83%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.80%	0.80%[6]	0.79%	0.80%	0.80%
Portfolio turnover rate	65%	43%	65%	60%	92%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Less than 0.005%.

5. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended December 31, 2016	0.81%
Year Ended December 31, 2015	0.80%
Year Ended December 31, 2014	0.80%
Year Ended December 31, 2013	0.81%
Year Ended December 31, 2012	0.83%

6. Waiver was less than 0.005%.

See accompanying Notes to Financial Statements.

12        OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

Service Shares	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012
Per Share Operating Data
Net asset value, beginning of period	$21.05	$26.26	$27.53	$19.96	$17.02
Income (loss) from investment operations:
Net investment income[1]	0.10	0.06	0.19	0.10	0.15
Net realized and unrealized gain (loss)	3.49	(1.25)	2.71	7.93	2.85
Total from investment operations	3.59	(1.19)	2.90	8.03	3.00
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.05)	(0.17)	(0.18)	(0.17)	(0.06)
Distributions from net realized gain	(0.84)	(3.85)	(3.99)	(0.29)	0.00
Total dividends and/or distributions to shareholders	(0.89)	(4.02)	(4.17)	(0.46)	(0.06)
Net asset value, end of period	$23.75	$21.05	$26.26	$27.53	$19.96

Total Return, at Net Asset Value[2]	17.67%	(6.09)%	11.66%	40.62%	17.67%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$922,037	$856,719	$968,637	$990,168	$849,920
Average net assets (in thousands)	$850,883	$927,514	$957,874	$935,083	$836,487
Ratios to average net assets:[3]
Net investment income	0.49%	0.24%	0.75%	0.43%	0.82%
Expenses excluding specific expenses listed below	1.06%	1.05%	1.05%	1.06%	1.08%
Interest and fees from borrowings	0.00%[4]	0.00%[4]	0.00%	0.00%	0.00%
Total expenses[5]	1.06%	1.05%	1.05%	1.06%	1.08%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.05%	1.05%[6]	1.04%	1.05%	1.05%
Portfolio turnover rate	65%	43%	65%	60%	92%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Less than 0.005%.

5. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended December 31, 2016	1.06%
Year Ended December 31, 2015	1.05%
Year Ended December 31, 2014	1.05%
Year Ended December 31, 2013	1.06%
Year Ended December 31, 2012	1.08%

6. Waiver was less than 0.005%.

See accompanying Notes to Financial Statements.

13        OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

NOTES TO FINANCIAL STATEMENTS December 31, 2016

1. Organization

Oppenheimer Main Street Small Cap Fund/VA (the “Fund”), a separate series of Oppenheimer Variable Account Funds, is a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek capital appreciation. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI. Shares of the Fund are sold only to separate accounts of life insurance companies.

The Fund offers two classes of shares. Both classes are sold at their offering price, which is the net asset value per share, to separate investment accounts of participating insurance companies as an underlying investment for variable life insurance policies, variable annuity contracts or other investment products. The class of shares designated as Service shares is subject to a distribution and service plan. Both classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class.

The following is a summary of significant accounting policies followed in the Fund’s preparation of financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1) Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at Market Close as described in Note 3.

(2) Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at Market Close, the Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments shown in the Statement of Operations.

For securities, which are subject to foreign withholding tax upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding tax reclaims recorded on Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. GAAP, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Return of Capital Estimates. Distributions received from the Fund’s investments in Master Limited Partnerships (MLPs) and Real Estate Investments Trusts (REITs), generally are comprised of income and return of capital. The Fund records investment income and return of capital based on estimates. Such estimates are based on historical information available from each MLP, REIT and other industry sources. These estimates may subsequently be revised based on information received from MLPs and REITs after their tax reporting periods are concluded.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. This rate will increase to 2.00% effective January 1, 2017. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

14        OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

2. Significant Accounting Policies (Continued)

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends. The Fund has analyzed its tax positions for the fiscal year ended December 31, 2016, including open tax years, and does not believe there are any uncertain tax positions requiring recognition in the Fund’s financial statements.

The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Undistributed Net Investment Income	Undistributed Long-Term Gain	Accumulated Loss Carryforward[1,2]	Net Unrealized Appreciation Based on cost of Securities and Other Investments for Federal Income Tax Purposes
$5,169,716	$58,941,215	$—	$226,829,945

1. During the reporting period, the Fund did not utilize any capital loss carryforward.

2. During the previous reporting period, the Fund did not utilize any capital loss carryforward.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with U.S. GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

Accordingly, the following amounts have been reclassified for the reporting period. Net assets of the Fund were unaffected by the reclassifications.

Increase to Paid-in Capital	Increase to Accumulated Net Investment Income	Reduction to Accumulated Net Realized Gain on Investments[1]
$5,808,947	$24,054	$5,833,001

1. $5,808,478, all of which was long-term capital gain, was distributed in connection with Fund share redemptions.

The tax character of distributions paid during the reporting periods:

	Year Ended December 31, 2016	Year Ended December 31, 2015
Distributions paid from:
Ordinary income	$2,837,725	$11,136,711
Long-term capital gain	38,241,212	152,652,697

Total	$41,078,937	$163,789,408

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$ 850,186,808

Gross unrealized appreciation	$ 242,104,432
Gross unrealized depreciation	(15,274,487)

Net unrealized appreciation	$ 226,829,945

15        OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

NOTES TO FINANCIAL STATEMENTS Continued

2. Significant Accounting Policies (Continued)

Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern time, on each day the New York Stock Exchange (the “Exchange”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Equity securities traded on a securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the official closing price on the principal exchange on which the security is traded, as identified by the Manager, prior to the time when the Fund’s assets are valued. If the official closing price is unavailable, the security is valued at the last sale price on the principal exchange on which it is traded. If the official closing price or last sales price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage- backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the

16        OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

3. Securities Valuation (Continued)

Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The Fund classifies each of its investments in investment companies which are publicly offered as Level 1. Investment companies that are not publicly offered are measured using net asset value as a practical expedient, and are not classified in the fair value hierarchy.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$121,501,794	$—	$—	$121,501,794
Consumer Staples	19,064,215	—	—	19,064,215
Energy	50,878,485	—	—	50,878,485
Financials	247,105,590	—	—	247,105,590
Health Care	127,880,064	—	—	127,880,064
Industrials	215,890,414	—	—	215,890,414
Information Technology	171,044,196	—	—	171,044,196
Materials	67,500,465	—	—	67,500,465
Utilities	26,049,750	—	—	26,049,750
Investment Company	30,101,780	—	—	30,101,780

Total Assets	$1,077,016,753	$—	$—	$1,077,016,753

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

4. Investments and Risks

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are open-end management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investments in Money Market Instruments. The Fund is permitted to invest its free cash balances in money market instruments to provide liquidity or for defensive purposes. The Fund may invest in money market instruments by investing in Class E shares of Oppenheimer Institutional Government Money Market Fund (“IGMMF”), formerly known as Oppenheimer Institutional Money Market Fund, which is an Affiliated Fund. IGMMF is regulated as a money market fund under the 1940 Act, as amended. The Fund may also invest in money market instruments directly or in other affiliated or unaffiliated money market funds.

17        OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

NOTES TO FINANCIAL STATEMENTS Continued

4. Investments and Risks (Continued)

Master Limited Partnerships (“MLPs”). MLPs issue common units that represent an equity ownership interest in a partnership and provide limited voting rights. MLP common units are registered with the Securities and Exchange Commission (“SEC”), and are freely tradable on securities exchanges such as the NYSE and the NASDAQ Stock Market (“NASDAQ”), or in the over-the-counter (“OTC”) market. An MLP consists of one or more general partners, who conduct the business, and one or more limited partners, who contribute capital. MLP common unit holders have a limited role in the partnership’s operations and management. The Fund, as a limited partner, normally would not be liable for the debts of the MLP beyond the amounts the Fund has contributed, but would not be shielded to the same extent that a shareholder of a corporation would be. In certain circumstances creditors of an MLP would have the right to seek return of capital distributed to a limited partner. This right of an MLP’s creditors would continue after the Fund sold its investment in the MLP.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

Shareholder Concentration. At period end, one shareholder owned 20% or more of the Fund’s total outstanding shares.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended December 31, 2016		Year Ended December 31, 2015
	Shares	Amount	Shares	Amount
Non-Service Shares
Sold	1,207,275	$26,014,115	1,409,497	$33,342,939
Dividends and/or distributions reinvested	272,999	5,738,444	876,695	20,768,914
Redeemed	(1,493,942)	(32,220,201)	(1,368,306)	(32,793,846)

Net increase (decrease)	(13,668)	$(467,642)	917,886	$21,318,007

Service Shares
Sold	3,595,856	$73,971,132	3,720,118	$87,937,386
Dividends and/or distributions reinvested	1,701,517	35,340,493	6,109,352	143,020,494
Redeemed	(7,186,807)	(153,225,216)	(6,013,134)	(144,868,706)

Net increase (decrease)	(1,889,434)	$(43,913,591)	3,816,336	$86,089,174

18        OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

7. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IGMMF, for the reporting period were as follows:

	Purchases	Sales
Investment securities	$625,494,811	$705,014,873

8. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule
Up to $200 million	0.75%
Next $200 million	0.72
Next $200 million	0.69
Next $200 million	0.66
Next $200 million	0.60
Next $4 billion	0.58
Over $5 billion	0.56

The Fund’s effective management fee for the reporting period was 0.69% of average annual net assets before any applicable waivers.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets. Fees incurred and average net assets for each class with respect to these services are detailed in the Statement of Operations and Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustees under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustees. The Fund purchases shares of the funds selected for deferral by the Trustees in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Distribution and Service Plan for Service Shares. The Fund has adopted a Distribution and Service Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act for Service shares to pay OppenheimerFunds Distributor, Inc. (the “Distributor”), for distribution related services, personal service and account maintenance for the Fund’s Service shares. Under the Plan, payments are made periodically at an annual rate of 0.25% of the daily net assets of Service shares of the Fund. The Distributor currently uses all of those fees to compensate sponsors of the insurance product that offers Fund shares, for providing personal service and maintenance of accounts of their variable contract owners that hold Service shares. These fees are paid out of the Fund’s assets on an on-going basis and increase operating expenses of the Service shares, which results in lower performance compared to the Fund’s shares that are not subject to a service fee. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Waivers and Reimbursements of Expenses. The Manager has voluntarily agreed to limit the Fund’s expenses after payments, waivers and/or reimbursements and reduction to custodian expenses, excluding any applicable dividend expense, taxes, interest and fees from borrowing, any subsidiary expenses, Acquired Fund Fees and Expenses, brokerage commissions, unusual and infrequent expenses and certain other Fund expenses; so that those expenses, as percentages of daily net assets, will not exceed the annual rate of 0.80% for Non-Service shares and 1.05% for Service shares. During the reporting period, the Manager waived fees and/or reimbursed the Fund $9,453 and $61,665 for Non-Service and Service shares, respectively.

The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IGMMF. During the reporting period, the Manager waived fees and/or reimbursed the Fund $19,133 for IGMMF management fees.

Waivers and/or reimbursements may be modified or terminated as set forth according to the terms in the prospectus.

19        OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

NOTES TO FINANCIAL STATEMENTS Continued

9. Borrowings and Other Financing

Joint Credit Facility. A number of mutual funds managed by the Manager participate in a $1.3 billion revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with atypical redemption activity. Expenses and fees related to the Facility are paid by the participating funds and are disclosed separately or as other expenses on the Statement of Operations. The Fund did not utilize the Facility during the reporting period.

10. Pending Litigation

In 2009, several putative class action lawsuits were filed and later consolidated before the U.S. District Court for the District of Colorado in connection with the investment performance of Oppenheimer Rochester California Municipal Fund (the “California Fund”), a fund advised by OppenheimerFunds, Inc. (“OFI”) and distributed by OppenheimerFunds Distributor, Inc. (“OFDI”). The plaintiffs asserted claims against OFI, OFDI and certain present and former trustees and officers of the California Fund under the federal securities laws, alleging, among other things, that the disclosure documents of the California Fund contained misrepresentations and omissions and the investment policies of the California Fund were not followed. An amended complaint and a motion to dismiss were filed, and in 2011, the court issued an order which granted in part and denied in part the defendants’ motion to dismiss. In October 2015, following a successful appeal by defendants and a subsequent hearing, the court granted plaintiffs’ motion for class certification and appointed class representatives and class counsel.

OFI and OFDI believe the suit is without merit; that it is premature to render any opinion as to the likelihood of an outcome unfavorable to them in the suit; and that no estimate can yet be made as to the amount or range of any potential loss. Furthermore, OFI believes that the suit should not impair the ability of OFI or OFDI to perform their respective duties to the Fund and that the outcome of the suit should not have any material effect on the operations of any of the Oppenheimer funds.

20        OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of Oppenheimer Variable Account Funds:

We have audited the accompanying statement of assets and liabilities of Oppenheimer Main Street Small Cap Fund/VA (a separate series of Oppenheimer Variable Account Funds), including the statement of investments, as of December 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Main Street Small Cap Fund/VA as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Denver, Colorado

February 15, 2017

21        OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

FEDERAL INCOME TAX INFORMATION Unaudited

In early 2017, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2016.

Capital gain distributions of $0.83744 per share were paid to Non-Service and Service shareholders, respectively, on June 21, 2016. Whether received in stock or in cash, the capital gain distribution should be treated by shareholders as a gain from the sale of the capital assets held for more than one year (long-term capital gains).

Dividends, if any, paid by the Fund during the reporting period which are not designated as capital gain distributions should be multiplied by the maximum amount allowable but not less than 100% to arrive at the amount eligible for the corporate dividend-received deduction.

The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

22        OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS Unaudited

The Fund has entered into an investment advisory agreement with OFI Global Asset Management, Inc. (“OFI Global” or the “Adviser”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”) (“OFI Global” and “OFI” together the “Managers”) and OFI Global has entered into a sub-advisory agreement with OFI whereby OFI provides investment sub-advisory services to the Fund (collectively, the “Agreements”). Each year, the Board of Trustees (the “Board”), including a majority of the independent Trustees, is required to determine whether to approve the terms of the Agreements and the renewal thereof. The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Managers provide, such information as may be reasonably necessary to evaluate the terms of the Agreements. The Board employs an independent consultant to prepare a report that provides information, including comparative information that the Board requests for that purpose. In addition to in-person meetings focused on this evaluation, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.

The Managers and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Managers’ services, (ii) the comparative investment performance of the Fund and the Managers, (iii) the fees and expenses of the Fund, including comparative fee and expense information, (iv) the profitability of the Managers and their affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Managers from their relationship with the Fund. The Board was aware that there are alternatives to retaining the Managers.

Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.

Nature, Quality and Extent of Services. The Board considered information about the nature, quality and extent of the services provided to the Fund and information regarding the Managers’ key personnel who provide such services. The Managers’ duties include providing the Fund with the services of the portfolio managers and the Sub-Adviser’s investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments; and securities trading services. OFI Global is responsible for oversight of third-party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions; risk management; and oversight of the Sub-Adviser. OFI Global is also responsible for providing certain administrative services to the Fund. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the U.S. Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by federal and state securities laws for the sale of the Fund’s shares. OFI Global also provides the Fund with office space, facilities and equipment.

The Board also considered the quality of the services provided and the quality of the Managers’ resources that are available to the Fund. The Board took account of the fact that the Sub-Adviser has over fifty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Managers’ advisory, administrative, accounting, legal, compliance and risk management services, and information the Board has received regarding the experience and professional qualifications of the Managers’ key personnel and the size and functions of its staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Matthew Ziehl, Raymond Anello, Raman Vardharaj, Joy Budzinski, Kristin Ketner, Magnus Krantz and Adam Weiner, the portfolio managers for the Fund, and the Sub-Adviser’s investment team and analysts. The Board members also considered the totality of their experiences with the Managers as directors or trustees of the Fund and other funds advised by the Managers. The Board considered information regarding the quality of services provided by affiliates of the Managers, which the Board members have become knowledgeable about through their experiences with the Managers and in connection with the renewal of the Fund’s service agreements. The Board concluded, in light of the Managers’ experience, reputation, personnel, operations and resources that the Fund benefits from the services provided under the Agreements.

Investment Performance of the Managers and the Fund. Throughout the year, the Managers provided information on the investment performance of the Fund, the Adviser and the Sub-Adviser, including comparative performance information. The Board also reviewed information, prepared by the Managers and by the independent consultant, comparing the Fund’s historical performance to relevant market indices and to the performance of other small blend funds underlying variable insurance products. The Board noted that the Fund outperformed its performance category median for each of the three-, five- and ten-year periods, although it underperformed its performance category median for the one-year period.

    Fees and Expenses of the Fund. The Board reviewed the fees paid to the Adviser and the other expenses borne by the Fund. The Board noted that the Adviser, not the Fund, pays the Sub-Adviser’s fee under the sub-advisory agreement. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other small blend funds underlying variable insurance products. In reviewing the fees and expenses charged to the VA funds, the Board considered the Adviser’s assertion that, because there is much greater disparity in the fees and services that may be provided by a manager to a VA fund as opposed to a retail fund, when comparing the expenses of the various VA funds to those of retail funds, it is most appropriate to focus on total expenses (rather than on the management fees). Accordingly, while the Board reviewed and considered all expenses, it focused on total expenses. The Board considered that the Fund’s contractual management fee and total expenses were lower than their respective peer group medians and category medians. The Board also considered that the Adviser has voluntarily agreed to limit the Fund’s total annual operating expenses so that those expenses, as percentages of daily net assets, will not exceed the annual rate of 0.80% for Non-Service Shares and 1.05% for Service Shares. This voluntary expense limitation may be amended or withdrawn at any time without prior notice to shareholders.

Economies of Scale and Profits Realized by the Managers. The Board considered information regarding the Managers’ costs in serving as the Fund’s investment adviser and sub-adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Managers’ profitability from their relationship with the Fund. The Board also considered that the Managers must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund. The Board reviewed whether the Managers may realize economies of scale in managing and supporting the Fund. The Board noted that the Fund currently has management fee breakpoints, which are intended to share with Fund shareholders economies of scale that may exist as the Fund’s assets grow.

Other Benefits to the Managers. In addition to considering the profits realized by the Managers, the Board considered information that was provided regarding the direct and indirect benefits the Managers receive as a result of their relationship with the Fund, including compensation paid to

23        OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS Unaudited / Continued

the Managers’ affiliates and research provided to the Adviser in connection with permissible brokerage arrangements (soft dollar arrangements).

Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees’ counsel are independent of the Managers within the meaning and intent of the Securities and Exchange Commission Rules.

Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, decided to continue the Agreements through August 31, 2017. In arriving at its decision, the Board did not identify any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreements, including the management fees, in light of all the surrounding circumstances.

24        OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

PORTFOLIO PROXY VOTING POLICIES AND GUIDELINES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Guidelines under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Guidelines is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

25        OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

TRUSTEES AND OFFICERS Unaudited

Name, Position(s) Held with the Fund, Length of Service, Age	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

Robert J. Malone, Chairman of the Board of Trustees (since 2016), Trustee (since 2002) Year of Birth: 1944	Chairman - Colorado Market of MidFirst Bank (since January 2015); Chairman of the Board (2012-2016) and Director (August 2005-March 2016) of Jones International University (educational organization); Trustee of the Gallagher Family Foundation (non-profit organization) (2000-2015); Chairman, Chief Executive Officer and Director of Steele Street Bank Trust (commercial banking) (August 2003-January 2015); Board of Directors of Opera Colorado Foundation (non-profit organization) (2008- 2012); Director of Colorado UpLIFT (charitable organization) (1986-2010); Director of Jones Knowledge, Inc. (2006-2010); Former Chairman of U.S. Bank-Colorado (subsidiary of U.S. Bancorp and formerly Colorado National Bank) (July 1996-April 1999); Director of Commercial Assets, Inc. (real estate investment trust) (1993-2000); Director of U.S. Exploration, Inc. (oil and gas exploration) (1997-February 2004); Chairman of the Board (1991-1994) and Trustee (1985-1994) of Regis University; and Chairman of the Board (1990-1991) and Trustee (1984-1999) of Young Presidents Organization. Oversees 47 portfolios in the OppenheimerFunds complex. Mr. Malone has served on the Boards of certain Oppenheimer funds since 2002, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Jon S. Fossel, Trustee (since 1990) Year of Birth: 1942	Chairman of the Board of Jack Creek Preserve Foundation (non-profit organization) (since March 2005); Director of Jack Creek Preserve Foundation (non-profit organization) (March 2005-December 2014); Chairman of the Board (2006-December 2011) and Director (June 2002-December 2011) of UNUMProvident (insurance company); Director of Northwestern Energy Corp. (public utility corporation) (November 2004-December 2009); Director of P.R. Pharmaceuticals (October 1999-October 2003); Director of Rocky Mountain Elk Foundation (non-profit organization) (February 1998-February 2003 and February 2005-February 2007); Chairman and Director (until October 1996) and President and Chief Executive Officer (until October 1995) of OppenheimerFunds, Inc.; President, Chief Executive Officer and Director of the following: Oppenheimer Acquisition Corp. (“OAC”) (parent holding company of OppenheimerFunds, Inc.), Shareholders Services, Inc. and Shareholder Financial Services, Inc. (until October 1995). Oversees 47 portfolios in the OppenheimerFunds complex. Mr. Fossel has served on the Boards of certain Oppenheimer funds since 1990, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Richard F. Grabish, Trustee (since 2012) Year of Birth: 1948	Formerly Senior Vice President and Assistant Director of Sales and Marketing (March 1997-December 2007), Director (March 1987-December 2007) and Manager of Private Client Services (June 1985-June 2005) of A.G. Edwards & Sons, Inc. (broker/dealer and investment firm); Chairman and Chief Executive Officer of A.G. Edwards Trust Company, FSB (March 2001-December 2007); President and Vice Chairman of A.G. Edwards Trust Company, FSB (investment adviser) (April 1987-March 2001); President of A.G. Edwards Trust Company, FSB (investment adviser) (June 2005-December 2007). Oversees 47 portfolios in the OppenheimerFunds complex. Mr. Grabish has served on the Boards of certain Oppenheimer funds since 2001, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Beverly L. Hamilton, Trustee (since 2002) Year of Birth: 1946	Trustee of Monterey Institute for International Studies (educational organization) (2000-2014); Board Member of Middlebury College (educational organization) (December 2005-June 2011); Chairman (2010-2016) of American Funds’ Emerging Markets Growth Fund, Inc. (mutual fund); Director of The California Endowment (philanthropic organization) (April 2002-April 2008); Director (February 2002-2005) and Chairman of Trustees (2006-2007) of the Community Hospital of Monterey Peninsula; Director (October 1991-2005) and Vice Chairman (2006-2009) of American Funds’ Emerging Markets Growth Fund, Inc. (mutual fund); President of ARCO Investment Management Company (February 1991-April 2000); Member of the investment committees of The Rockefeller Foundation (2001-2006) and The University of Michigan (since 2000); Advisor at Credit Suisse First Boston’s Sprout venture capital unit (venture capital fund) (1994-January 2005); Trustee of MassMutual Institutional Funds (investment company) (1996-June 2004); Trustee of MML Series Investment Fund (investment company) (April 1989-June 2004); Member of the investment committee of Hartford Hospital (2000-2003); and Advisor to Unilever (Holland) pension fund (2000-2003). Oversees 47 portfolios in the OppenheimerFunds complex. Ms. Hamilton has served on the Boards of certain Oppenheimer funds since 2002, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Victoria J. Herget, Trustee (since 2012) Year of Birth:1951	Board Chair (2008-2015) and Director (2004-Present), United Educators (insurance company); Trustee (since 2000) and Chair (since 2010), Newberry Library (independent research library); Trustee, Mather LifeWays (senior living organization) (since 2001); Independent Director of the First American Funds (mutual fund family) (2003-2011); former Managing Director (1993-2001), Principal (1985-1993), Vice President (1978-1985) and Assistant Vice President (1973-1978) of Zurich Scudder Investments (investment adviser) (and its predecessor firms); Trustee (1992-2007), Chair of the Board of Trustees (1999-2007), Investment Committee Chair (1994-1999) and Investment Committee member (2007-2010) of Wellesley College; Trustee, BoardSource (non-profit organization) (2006-2009) and Chicago City Day School (K-8 School) (1994-2005). Oversees 47 portfolios in the OppenheimerFunds complex. Ms. Herget has served on the Boards of certain Oppenheimer funds since 2012, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

26        OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

F. William Marshall, Jr., Trustee (since 2000) Year of Birth: 1942	Trustee Emeritus of Worcester Polytech Institute (WPI) (private university) (since 2009); Trustee of MassMutual Select Funds (formerly MassMutual Institutional Funds) (investment company) (1996-2015), MML Series Investment Fund (investment company) (1996-2015) and Mass Mutual Premier Funds (investment company) (January 2012-December 2015); President and Treasurer of the SIS Fund (private charitable fund) (January 1999-March 2011); Former Trustee of WPI (1985-2008); Former Chairman of the Board (2004-2006) and Former Chairman of the Investment Committee of WPI (1994-2008); Chairman of SIS Family Bank, F.S.B. (formerly SIS Bank) (commercial bank) (January 1999-July 1999); Executive Vice President of Peoples Heritage Financial Group, Inc. (commercial bank) (January 1999-July 1999); and Former President and Chief Executive Officer of SIS Bancorp. (1993-1999). Oversees 47 portfolios in the OppenheimerFunds complex. Mr. Marshall has served on the Boards of certain Oppenheimer funds since 2000, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Karen L. Stuckey, Trustee (since 2012) Year of Birth: 1953	Member (since May 2015) of Desert Mountain Community Foundation Advisory Board (non-profit organization); Partner (1990-2012) of PricewaterhouseCoopers LLP (professional services firm) (held various positions 1975-1990); Trustee (1992- 2006), member of Executive, Nominating and Audit Committees and Chair of Finance Committee (1992-2006), and Emeritus Trustee (since 2006) of Lehigh University; and member, Women’s Investment Management Forum (professional organization) since inception. Oversees 47 portfolios in the OppenheimerFunds complex. Ms. Stuckey has served on the Boards of certain Oppenheimer funds since 2012, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

James D. Vaughn, Trustee (since 2012) Year of Birth:1945	Retired; former managing partner (1994-2001) of Denver office of Deloitte & Touche LLP, (held various positions 1969- 1993); Trustee and Chairman of the Audit Committee of Schroder Funds (2003-2012); Board member and Chairman of Audit Committee of AMG National Trust Bank (since 2005); Trustee and Investment Committee member, University of South Dakota Foundation (since 1996); Board member, Audit Committee Member and past Board Chair, Junior Achievement (since 1993); former Board member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network. Oversees 47 portfolios in the OppenheimerFunds complex. Mr. Vaughn has served on the Boards of certain Oppenheimer funds since 2012, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

INTERESTED TRUSTEE AND OFFICER	Mr. Steinmetz is an “Interested Trustee” because he is affiliated with the Manager and the Sub-Adviser by virtue of his positions as Chairman and director of the Sub-Adviser and officer and director of the Manager. Both as a Trustee and as an officer, Mr. Steinmetz serves for an indefinite term, or until his resignation, retirement, death or removal. Mr. Steinmetz’s address is 225 Liberty Street, New York, New York 10281-1008.

Arthur P. Steinmetz, Trustee (Since 2015), President and Principal Executive Officer (since 2014) Year of Birth: 1958	Chairman of OppenheimerFunds, Inc. (since January 2015); CEO and Chairman of OFI Global Asset Management, Inc. (since July 2014), President of OFI Global Asset Management, Inc. (since May 2013), a Director of OFI Global Asset Management, Inc. (since January 2013), Director of OppenheimerFunds, Inc. (since July 2014), President, Management Director and CEO of Oppenheimer Acquisition Corp. (OppenheimerFunds, Inc.‘s parent holding company) (since July 2014), and President and Director of OFI SteelPath, Inc. (since January 2013). Chief Investment Officer of the OppenheimerFunds advisory entities from (January 2013-December 2013); Executive Vice President of OFI Global Asset Management, Inc. (January 2013-May 2013); Chief Investment Officer of OppenheimerFunds, Inc. (October 2010-December 2012); Chief Investment Officer, Fixed- Income, of OppenheimerFunds, Inc. (April 2009-October 2010); Executive Vice President of OppenheimerFunds, Inc. (October 2009-December 2012); Director of Fixed Income of OppenheimerFunds, Inc. (January 2009-April 2009); and a Senior Vice President of OppenheimerFunds, Inc. (March 1993-September 2009). An officer of 103 portfolios in the OppenheimerFunds complex.

OTHER OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Messrs. Ziehl, Vardharaj, Anello, Krantz, Weiner, Mss. Lo Bessette, Budzinski, Ketner, Foxson and Picciotto, 225 Liberty Street, New York, New York 10281-1008, for Mr. Petersen, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

Matthew P. Ziehl, Vice President (since 2009) Year of Birth: 1967	Vice President and Senior Portfolio Manager of the Sub-Adviser (since May 2009). Portfolio manager with RS Investment Management Co. LLC (October 2006-May 2009); Managing Director at The Guardian Life Insurance Company (December 2001-October 2006) when Guardian Life Insurance acquired an interest in RS Investment Management Co. LLC. Team leader and co portfolio manager with Salomon Brothers Asset Management, Inc. for small growth portfolios (January 2001-December 2001). A portfolio manager and officer of other portfolios in the OppenheimerFunds complex.

Raman Vardharaj, Vice President (since 2009) Year of Birth: 1971	Vice President and portfolio manager of the Sub-Adviser (since May 2009). Sector manager and a senior quantitative analyst creating stock selection models, monitoring portfolio risks and analyzing portfolio performance across the RS Core Equity Team of RS Investment Management Co. LLC (October 2006-May 2009). Quantitative analyst at The Guardian Life Insurance Company of America (1998-October 2006) when Guardian Life Insurance acquired an interest in RS Investment Management Co. LLC. A portfolio manager and officer of other portfolios in the OppenheimerFunds complex.

Raymond Anello, Vice President (since 2011) Year of Birth: 1964	Vice President of the Sub-Adviser (since May 2009) and a portfolio manager of the Sub-Adviser (since April 2011). Sector manager for energy and utilities for the Sub-Adviser’s Main Street Investment Team (since May 2009). Portfolio Manager of the RS All Cap Dividend product (from its inception in July 2007-April 2009) and served as a sector manager for energy and utilities for various other RS Investments products. Guardian Life Insurance Company (October 1999) and transitioned to RS Investments (October 2006) in connection with Guardian Life Insurance Company’s acquisition of an interest in RS Investments. Mr. Anello served as an equity portfolio manager/analyst and high yield analyst at Orion Capital (1995-1998) and an assistant portfolio manager at the Garrison Bradford portfolio management firm (1988-1995). A portfolio manager and officer of other portfolios in the OppenheimerFunds complex.

27        OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

TRUSTEES AND OFFICERS Unaudited / Continued

Joy Budzinski, Vice President (since 2012) Year of Birth: 1968	Vice President of the Sub-Adviser (since May 2009) and a portfolio manager of the Sub-Adviser (since November 2012). Sector manager for healthcare for the Sub-Adviser’s Main Street Investment Team (since May 2009). Healthcare sector manager at RS Investment and Guardian Life Insurance Company. Guardian Life Insurance Company (August 2006) and transitioned to RS Investments (October 2006) in connection with Guardian Life Insurance Company’s acquisition of an interest in RS Investments. Senior equity analyst at Bank of New York BNY Asset Management (2001 -2006); portfolio manager and analyst at Alliance of America (1999-2001); portfolio manager and analyst at JP Morgan Chase (1993-1997); analyst at Prudential Investments (1997-1998). A portfolio manager and officer of other portfolios in the OppenheimerFunds complex.

Kristin Ketner, Vice President (since 2012) Year of Birth: 1965	Vice President of the Sub-Adviser (since June 2009) and a portfolio manager of the Sub-Adviser (since November 2012). Sector manager for consumer discretionary and consumer staples for the Sub-Adviser’s Main Street Investment Team (since May 2009). Sector manager at RS Investment and Guardian Life Insurance Company. Guardian Life Insurance Company in February 2006 and transitioned to RS Investments in October 2006 in connection with Guardian Life Insurance Company’s acquisition of an interest in RS Investments. Portfolio Manager at Solstice Equity Management (2002-2005); retail analyst at Goldman Sachs (1999-2001); Director of Strategy and Integration at Staples (1997-1999); investment banker at Merrill Lynch (1987-1992 and 1995-1997) and Montgomery Securities (1994-1995). A portfolio manager and officer of other portfolios in the OppenheimerFunds complex.

Magnus Krantz, Vice President (since 2012) Year of Birth: 1967	Vice President of the Sub-Adviser (since May 2009) and a portfolio manager of the Sub-Adviser (since November 2012); sector manager for technology for the Sub-Adviser’s Main Street Investment Team (since May 2009). Prior to joining the Sub-Adviser, Mr. Krantz was a sector manager at RS Investment and Guardian Life Insurance Company. Mr. Krantz joined Guardian Life Insurance Company in December 2005 and transitioned to RS Investments in October 2006 in connection with Guardian Life Insurance Company’s acquisition of an interest in RS Investments. Portfolio manager and analyst at Citigroup Asset Management (1998-2005) and as a consultant at Price Waterhouse (1997-1998). He also served as product development engineer at Newbridge Networks (1993-1996) and as a software engineer at Mitel Corporation (1990-1993). A portfolio manager and officer of other portfolios in the OppenheimerFunds complex.

Adam Weiner, Vice President (since 2012) Year of Birth: 1969	Vice President of the Sub-Adviser (since May 2009) and a portfolio manager of the Sub-Adviser (since November 2012). Sector manager for industrials and materials for the Sub-Adviser’s Main Street Investment Team (since May 2009). Sector manager at RS Investment for industrials and materials (January 2007-April 2009). Director and senior equity analyst at Credit Suisse Asset Management (CSAM) (September 2004-December 2006). Equity analyst at Credit Suisse First Boston 2004-2006 (buy-side) and 1999-2004 (sell-side) and Morgan Stanley (1996-1999); internal auditor at Dun and Bradstreet (1992-1996). Budget analyst, Information Resources Division of the Executive Office of the President (1990-1992). A portfolio manager and officer of other portfolios in the OppenheimerFunds complex.

Cynthia Lo Bessette, Secretary and Chief Legal Officer (since 2016) Year of Birth: 1969	Executive Vice President, General Counsel and Secretary of the Manager (since February 2016); Chief Legal Officer of the Sub-Adviser and the Distributor (since February 2016); Vice President, General Counsel and Secretary of Oppenheimer Acquisition Corp. (since February 2016); General Counsel of OFI SteelPath, Inc., VTL Associates, LLC and Index Management Solutions, LLC (since February 2016); Chief Legal Officer of OFI Global Institutional, Inc., HarbourView Asset Management Corporation, OFI Global Trust Company, Oppenheimer Real Asset Management, Inc., OFI Private Investments Inc., Shareholder Services, Inc. and Trinity Investment Management Corporation (since February 2016); Senior Vice President and Deputy General Counsel (March 2015-February 2016) and Executive Vice President, Vice President, Corporate Counsel (February 2012-March 2015) and Deputy Chief Legal Officer (April 2013-March 2015) of Jennison Associates LLC; Assistant General Counsel (April 2008-September 2009) and Deputy General Counsel (October 2009-February 2012) of Lord Abbett & Co. LLC. An officer of 103 portfolios in the OppenheimerFunds complex.

Jennifer Foxson, Vice President and Chief Business Officer (since 2014) Year of Birth: 1969	Senior Vice President of OppenheimerFunds Distributor, Inc. (since June 2014); Vice President of OppenheimerFunds Distributor, Inc. (April 2006-June 2014); Vice President of the Sub-Adviser (January 1998-March 2006); Assistant Vice President of the Sub-Adviser (October 1991-December 1998). An officer of 103 portfolios in the OppenheimerFunds complex.

Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money Laundering Officer (since 2014) Year of Birth: 1973	Senior Vice President and Chief Compliance Officer of the Manager (since March 2014); Chief Compliance Officer of the Sub- Adviser, OFI SteelPath, Inc., OFI Global Trust Company, OFI Global Institutional, Inc., Oppenheimer Real Asset Management, Inc., OFI Private Investments, Inc., Harborview Asset Management Corporation, Trinity Investment Management Corporation, and Shareholder Services, Inc. (since March 2014); Managing Director of Morgan Stanley Investment Management Inc. and certain of its various affiliated entities; Chief Compliance Officer of various Morgan Stanley Funds (May 2010-January 2014); Chief Compliance Officer of Morgan Stanley Investment Management Inc. (April 2007-January 2014). An officer of 103 portfolios in the OppenheimerFunds complex.

Brian S. Petersen, Treasurer and Principal Financial & Accounting Officer (since 2016) Year of Birth: 1970	Vice President of the Manager (since January 2013); Vice President of the Sub-Adviser (February 2007-December 2012); Assistant Vice President of the Sub-Adviser (August 2002-2007). An officer of 103 portfolios in the OppenheimerFunds complex.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge, upon request, by calling 1.800.988.8287.

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31        OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

A Series of Oppenheimer Variable Account Funds

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc.
DBA OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG LLP

Legal Counsel	Ropes & Gray LLP

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, or calling us at 1.800.988.8287. Read prospectuses and summary prospectuses carefully before investing.

© 2017 OppenheimerFunds, Inc. All rights reserved. Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.

December 31, 2016

ANNUAL REPORT

       Listing of Top Holdings

       Fund Performance Discussion

       Financial Statements

*Prior to April 29, 2016, the Fund was named Oppenheimer Money Fund/VA

PORTFOLIO MANAGERS: Christopher Proctor, CFA and Adam S. Wilde, CFA

Current Yield

For the 7-Day Period Ended 12/31/16

With Compounding                      0.01%

Without Compounding                 0.01%

For the 12-Month Period Ended 12/31/16

With Compounding                      0.01%

Without Compounding                 0.01%

The performance data quoted represents past performance, which does not guarantee future results.  Yields include dividends in a hypothetical investment for the periods shown. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, call us at 1.800.988.8287. The yields take into account voluntary fee waivers and/or expense reimbursements, without which yields would have been lower. Some of these undertakings may be modified at any time, as indicated in the prospectus. There is no guarantee that the Fund will maintain a positive yield. The Fund’s performance should not be expected to be the same as the returns of other funds, whether or not both funds have the same portfolio managers and/or similar names. The Fund’s performance does not include the charges associated with the separate account products that offer this Fund. Such performance would have been lower if such charges were taken into account.

PORTFOLIO ALLOCATION
U.S. Government Agencies	76.7%
Repurchase Agreements	22.7
U.S. Government Obligations	0.6

Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2016, and are based on the total market value of investments.

2          OPPENHEIMER GOVERNMENT MONEY FUND/VA

Fund Update

On April 29, 2016, the Fund converted from Oppenheimer Money Fund/VA to Oppenheimer Government Money Fund/VA.1 As such, the Fund now operates as a government money market fund, which requires that it invest 99.5% or more of its total assets in cash, government securities and/or repurchase agreements that are collateralized solely by government securities or cash. As a government money market fund, the Fund invests primarily in government agency securities, such as Federal Home Loan Bank System obligations, and short-term repurchase agreements collateralized by agency and treasury securities. Under the new rules adopted by the Securities and Exchange Commission (“SEC”), the Fund posts current and historical Fund metrics on the oppenheimerfunds.com website. Among these are the market based NAV, Daily Liquid Assets, Weekly Liquid Assets and Fund Net Inflows or Outflows.

FUND PERFORMANCE DISCUSSION

Throughout the reporting period, the Fund continued to offer very strong liquidity and a stable $1.00 net asset value (NAV), while providing competitive income. Throughout the year, short-term government market rates began to rise in anticipation of a Federal Reserve (the “Fed”) hike. The Fund benefited from these upticks as it was able to reinvest at higher rates. The Fund benefited further in December when the Fed followed through and increased the Federal Funds rate.

You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Investors should consider the Fund’s investment objective, risks, charges and expenses carefully before investing. The Fund’s prospectus and summary prospectus contain this and other information about the Fund, and may be obtained by asking your financial advisor or calling us at 1.800.988.8287. Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

1. In connection with new rules governing money market funds implemented in October 2016, effective April 29, 2016, Oppenheimer Money Fund/VA changed its name to Oppenheimer Government Money Fund/VA, and made changes to its investment strategies that enable it to operate as a government money market fund.

3          OPPENHEIMER GOVERNMENT MONEY FUND/VA

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended December 31, 2016.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended December 31, 2016” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes.

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio, and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any charges associated with the separate accounts that offer this Fund. Therefore, the “hypothetical” lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these separate account charges were included your costs would have been higher.

Actual	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Expenses Paid During 6 Months Ended December 31, 2016
	$1,000.00	$1,000.10	$ 1.61

Hypothetical
(5% return before expenses)
	1,000.00	1,023.53	1.63

Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). This annualized expense ratio, excluding indirect expenses from affiliated funds, based on the 6-month period ended December 31,

2016 is as follows:

Expense Ratio
0.32%

The expense ratio reflects voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” table in the Fund’s financial statements, included in this report, also shows the gross expense ratio, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

4          OPPENHEIMER GOVERNMENT MONEY FUND/VA

STATEMENT OF INVESTMENTS December 31, 2016

	Maturity Date*	Final Legal Maturity Date**	Principal Amount	Value
U.S. Government Agencies—76.6%
Fannie Mae, 0.41%	1/17/17	1/17/17	$4,000,000	$3,999,271
Federal Farm Credit Bank:
0.74%[1]	1/3/17	3/22/17	1,000,000	999,757
0.766%[1]	1/27/17	11/27/17	2,000,000	2,000,844
Federal Home Loan Bank:
0.295%	1/3/17	1/3/17	3,000,000	2,999,951
0.34%	1/10/17	1/10/17	5,000,000	4,999,575
0.36%	1/5/17	1/5/17	20,000,000	19,999,200
0.364%	1/27/17	1/27/17	5,000,000	4,998,686
0.37%	2/3/17	2/3/17	5,000,000	4,998,304
0.391%	2/24/17	2/24/17	3,000,000	2,998,245
0.393%	1/12/17	1/12/17	25,800,000	25,796,900
0.407%	1/11/17	1/11/17	36,200,000	36,195,905
0.41%	1/6/17	1/6/17	12,100,000	12,099,311
0.439%	2/8/17	2/8/17	13,000,000	12,993,983
0.444%	1/20/17	1/20/17	14,630,000	14,626,577
0.451%	1/4/17	1/4/17	25,000,000	24,999,060
0.452%	1/13/17	1/13/17	34,900,000	34,894,747
0.457%	1/25/17	1/25/17	30,000,000	29,990,867
0.461%[1]	1/27/17	7/27/17	2,000,000	1,999,655
0.464%	1/18/17	1/18/17	37,800,000	37,791,714
0.468%	3/1/17	3/1/17	10,000,000	9,992,338
0.476%	1/24/17	1/24/17	25,050,000	25,042,381
0.501%	2/9/17	2/9/17	3,000,000	2,998,375
0.51%	2/10/17	2/10/17	9,603,000	9,597,558
0.52%	2/15/17	2/15/17	20,000,000	19,987,000
0.541%	3/28/17	3/28/17	10,000,000	9,987,100
0.551%	2/22/17	2/22/17	4,299,000	4,295,585
0.622%	6/2/17	6/2/17	3,000,000	2,992,147
0.636%[1]	1/24/17	4/24/17	3,000,000	3,000,000
0.675%[1]	1/5/17	9/5/17	1,135,000	1,135,712
0.722%[1]	1/7/17	12/7/17	3,000,000	3,003,285
0.847%[1]	2/9/17	8/9/17	6,000,000	6,009,962
0.905%[1]	2/25/17	8/25/17	2,000,000	2,004,168
Freddie Mac:
0.501%	5/16/17	5/16/17	5,000,000	4,990,625
0.75%	7/14/17	7/14/17	1,000,000	1,000,100
Tennessee Valley Authority:
0.498%	1/10/17	1/10/17	10,000,000	9,998,755
0.50%	1/3/17	1/3/17	20,000,000	19,999,444
Total U.S. Government Agencies (Cost $415,417,087)				415,417,087
U.S. Government Obligations—0.6%
United States Treasury Bills, 0.489%	4/6/17	4/6/17	2,000,000	1,997,427
United States Treasury Nts., 0.625%	8/31/17	8/31/17	1,000,000	999,093
Total U.S. Government Obligations (Cost $2,996,520)				2,996,520
Repurchase Agreements—22.7%
Repurchase Agreements[2] (Cost $123,000,000)			123,000,000	123,000,000
Total Investments, at Value (Cost $541,413,607)			99.9%	541,413,607
Net Other Assets (Liabilities)			0.1	556,318
Net Assets			100.0%	$541,969,925

Footnotes to Statement of Investments

Short-term notes and direct bank obligations are generally traded on a discount basis; the interest rate shown is the discount rate received by the Fund at the time of purchase. Other securities normally bear interest at the rates shown.

*. The Maturity Date represents the date used to calculate the Fund’s weighted average maturity as determined under Rule 2a-7.

**. If different from the Maturity Date, the Final Legal Maturity Date includes any maturity date extensions which may be affected at the option of the issuer or unconditional payments of principal by the issuer which may be affected at the option of the Fund, and represents the date used to calculate the Fund’s weighted average life as determined under Rule 2a-7.

1. Represents the current interest rate for a variable or increasing rate security.

2. Repurchase agreements:

5          OPPENHEIMER GOVERNMENT MONEY FUND/VA

STATEMENT OF INVESTMENTS Continued

Footnotes to Statement of Investments (Continued)

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value[a]	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received[a]
Credit Agricole Corp. & Investment Bank	0.52%	12/30/16	1/3/17	$5,000,000	U.S. Treasury Bonds, 1.375%, 2/15/44	$(5,100,351)	$5,000,000	$5,000,344
Deutsche Bank Securities, Inc.	0.46	12/30/16	1/3/17	12,000,000	U.S. Agency Mortgages, 1.75%, 6/20/19	(12,241,029)	12,000,000	12,001,009
Deutsche Bank Securities, Inc.	0.54	12/20/16	1/10/17	5,000,000	U.S. Agency Mortgages, 1%, 3/8/17	(5,101,431)	5,000,000	5,001,403
Deutsche Bank Securities, Inc.	0.54	12/23/16	1/13/17	2,000,000	U.S. Agency Mortgages, 1%, 3/8/17	(2,041,175)	2,000,000	2,001,152
Deutsche Bank Securities, Inc.	0.55	12/19/16	1/5/17	2,000,000	U.S. Agency Mortgages, 1%, 3/8/17	(2,041,175)	2,000,000	2,001,152
Deutsche Bank Securities, Inc.	0.57	12/27/16	1/17/17	1,000,000	U.S. Agency Mortgages, 1%, 3/8/17	(1,021,089)	1,000,000	1,001,068
RBC Dominion Securities, Inc.	0.50	12/30/16	1/3/17	12,000,000	U.S. Agency Mortgages, 3.50%, 4/20/46-6/20/46	(12,240,680)	12,000,000	12,000,667
RBC Dominion Securities, Inc.	0.52	12/23/16	1/3/17	2,000,000	U.S. Agency Mortgages, 3%, 7/20/46	(2,040,325)	2,000,000	2,000,319
RBC Dominion Securities, Inc.	0.53	12/19/16	1/4/17	2,000,000	U.S. Agency Mortgages, 4%, 6/20/44	(2,040,451)	2,000,000	2,000,442
RBC Dominion Securities, Inc.	0.54	12/28/16	1/4/17	10,000,000	U.S. Agency Mortgages, 3.50%-4%, 1/20/44-4/20/46	(10,200,918)	10,000,000	10,000,900
South Street Securities, Inc.	0.50	12/30/16	1/3/17	50,000,000	U.S. Agency Mortgages, 0.827%-3.975%, 11/1/17-1/25/45	(51,747,934)	50,000,000	50,002,778
TD Securities (USA) LLC	0.59	12/27/16	1/3/17	20,000,000	U.S. Treasury Bonds, 3%, 11/15/45	(20,402,430)	20,000,000	20,002,383
						$(126,218,988)	$123,000,000	$123,013,617

a. Includes accrued interest.

The following issuer is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the reporting period by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. There were no affiliate securities held by the Fund at period end. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares December 31, 2015	Gross Additions	Gross Reductions	Shares December 31, 2016
Oppenheimer Institutional Government Money Market Fund, Cl. Ea	131,359,385	126,653,654	258,013,039	—

				Income
Oppenheimer Institutional Government Money Market Fund, Cl. Ea				$190,049

a. Prior to September 28, 2016, this fund was named Oppenheimer Institutional Money Market Fund.

See accompanying Notes to Financial Statements.

6          OPPENHEIMER GOVERNMENT MONEY FUND/VA

STATEMENT OF ASSETS AND LIABILITIES December 31, 2016

Assets
Investments, at value (cost $541,413,607)—see accompanying statement of investments	$541,413,607
Cash	620,530
Receivables and other assets:
Shares of beneficial interest sold	76,640
Interest	26,263
Other	40,736
Total assets	542,177,776
Liabilities
Payables and other liabilities:
Shares of beneficial interest redeemed	128,794
Trustees’ compensation	35,363
Legal, auditing and other professional fees	24,034
Shareholder communications	14,289
Dividends	2,035
Other	3,336
Total liabilities	207,851
Net Assets	$541,969,925

Composition of Net Assets
Par value of shares of beneficial interest	$541,943
Additional paid-in capital	541,408,064
Accumulated net investment income	20,133
Accumulated net realized loss on investments	(215)
Net Assets – applicable to 541,943,307 shares of beneficial interest outstanding	$541,969,925

Net Asset Value, Redemption Price Per Share and Offering Price Per Share	$1.00

See accompanying Notes to Financial Statements.

7          OPPENHEIMER GOVERNMENT MONEY FUND/VA

STATEMENT OF OPERATIONS For the Year Ended December 31, 2016

Investment Income

Interest	$5,035,253

Dividends from affiliated companies	190,049

Total investment income	5,225,302

Expenses

Management fees	6,131,106

Transfer and shareholder servicing agent fees	1,477,875

Shareholder communications	66,269

Trustees’ compensation	85,299

Custodian fees and expenses	12,909

Other	339,355

Total expenses	8,112,813

Less reduction to custodian expenses	(7,838)

Less waivers and reimbursements of expenses	(3,027,668)

Net expenses	5,077,307

Net Investment Income	147,995

Realized Loss	(215)

Net Increase in Net Assets Resulting from Operations	$147,780

See accompanying Notes to Financial Statements.

8          OPPENHEIMER GOVERNMENT MONEY FUND/VA

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2016	Year Ended December 31, 2015
Operations

Net investment income	$147,995	$114,454

Net realized gain (loss)	(215)	22,016

Net increase in net assets resulting from operations	147,780	136,470
Dividends and/or Distributions to Shareholders

Dividends from net investment income	(153,515)	(119,146)
Beneficial Interest Transactions

Net increase (decrease) in net assets resulting from beneficial interest transactions	(2,106,660,389)	2,133,322,061
Net Assets

Total increase (decrease)	(2,106,666,124)	2,133,339,385

Beginning of period	2,648,636,049	515,296,664

End of period (including accumulated net investment income of $20,133 and $25,655, respectively)	$541,969,925	$2,648,636,049

See accompanying Notes to Financial Statements.

9          OPPENHEIMER GOVERNMENT MONEY FUND/VA

FINANCIAL HIGHLIGHTS

	Year Ended December 31, 2016		Year Ended December 31, 2015		Year Ended December 31, 2014		Year Ended December 31, 2013		Year Ended December 31, 2012
Per Share Operating Data
Net asset value, beginning of period	$1.00		$1.00		$1.00		$1.00		$1.00
Income (loss) from investment operations:
Net investment income[1]	0.00	[2]	0.00	[2]	0.00	[2]	0.00	[2]	0.00	[2]
Net realized gain (loss)	(0.00)[2]		0.00	[2]	0.00	[2]	0.00	[2]	0.00	[2]

Total from investment operations	0.00	[2]	0.00	[2]	0.00	[2]	0.00	[2]	0.00	[2]
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.00)[2]		(0.00)[2]		(0.00)[2]		(0.00)[2]		(0.00)[2]
Net asset value, end of period	$1.00		$1.00		$1.00		$1.00		$1.00

Total Return, at Net Asset Value[3]	0.01%		0.01%		0.01%		0.01%		0.01%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$541,970		$2,648,636		$515,297		$177,026		$174,428
Average net assets (in thousands)	$1,470,447		$1,144,581		$329,045		$178,263		$164,276
Ratios to average net assets:[4]
Net investment income	0.01%		0.01%		0.01%		0.01%		0.01%
Total expenses[5]	0.55%		0.53%		0.57%		0.61%		0.62%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.35%		0.19%		0.15%		0.22%		0.30%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Less than $0.005 per share.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended December 31, 2016	0.55%
Year Ended December 31, 2015	0.53%
Year Ended December 31, 2014	0.57%

See accompanying Notes to Financial Statements.

10          OPPENHEIMER GOVERNMENT MONEY FUND/VA

NOTES TO FINANCIAL STATEMENTS December 31, 2016

1. Organization

Oppenheimer Government Money Fund/VA, formerly Oppenheimer Money Fund/VA (the “Fund”), a separate series of Oppenheimer Variable Account Funds, is a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek income consistent with stability of principal. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI. Shares of the Fund are sold only to separate accounts of life insurance companies.

The following is a summary of significant accounting policies followed in the Fund’s preparation of financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. GAAP, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually but may be paid at other times to maintain the net asset value per share at $1.00.

Investment Income. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. This rate will increase to 2.00% effective January 1, 2017. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends. The Fund has analyzed its tax positions for the fiscal year ended December 31, 2016, including open tax years, and does not believe there are any uncertain tax positions requiring recognition in the Fund’s financial statements.

The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years for federal income tax purposes.

Undistributed Net Investment Income	Undistributed Long-Term Gain	Accumulated Loss Carryforward[1,2,3]
$60,163	$—	$215

1. At period end, the Fund had $215 of net capital loss carryforward available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. Details of the capital loss carryforwards are included in the table below. Capital loss carryovers with no expiration, if any, must be utilized prior to those with expiration dates.

Expiring
No expiration	$215

2. During the reporting period, the Fund did not utilize any capital loss carryforwards.

3. During the previous reporting period, the Fund did not utilize any capital loss carryforwards.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with U.S. GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

11          OPPENHEIMER GOVERNMENT MONEY FUND/VA

NOTES TO FINANCIAL STATEMENTS Continued

2. Significant Accounting Policies (Continued)

Accordingly, the following amounts have been reclassified for the reporting period. Net assets of the Fund were unaffected by the reclassifications.

Increase to Paid-in Capital	Reduction to Accumulated Net Investment Income
$2	$2

The tax character of distributions paid during the reporting periods:

	Year Ended December 31, 2016	Year Ended December 31, 2015
Distributions paid from:
Ordinary income	$153,515	$119,146

Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Money Market Fund Reform. In accordance with the Reform Rules, adopted by the Securities and Exchange Commission (SEC) in July 2014, the Fund’s name changed from Oppenheimer Money Fund/VA to Oppenheimer Government Money Fund/VA effective April 29, 2016. Additionally the Board of Trustees approved the adoption of a new non-fundamental investment policy requiring each Fund to invest 99.5% or more of its total assets in cash, government securities, and/or repurchase agreements that are collateralized fully by cash and/or government securities.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern time, on each day the New York Stock Exchange (the “Exchange”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. If amortized cost is determined not to approximate market value, the fair value of the portfolio securities will be determined under procedures approved by the Fund’s Board of Trustees.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

12         OPPENHEIMER GOVERNMENT MONEY FUND/VA

3. Securities Valuation (Continued)

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
U.S. Government Agencies	$—	$415,417,087	$—	$415,417,087
U.S. Government Obligations	—	2,996,520	—	2,996,520
Repurchase Agreement	—	123,000,000	—	123,000,000

Total Assets	$—	$541,413,607	$—	$541,413,607

4. Investments and Risks

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are open-end management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investments in Money Market Instruments. The Fund is permitted to invest its free cash balances in money market instruments to provide liquidity or for defensive purposes. The Fund may invest in money market instruments by investing in Class E shares of Oppenheimer Institutional Government Money Market Fund (“IGMMF”), formerly known as Oppenheimer Institutional Money Market Fund, which is an Affiliated Fund. IGMMF is regulated as a money market fund under the 1940 Act, as amended. The

Fund may also invest in money market instruments directly or in other affiliated or unaffiliated money market funds. At period end, the Fund had no holdings in IGMMF.

Shareholder Concentration. At period end, one shareholder owned 20% or more of the Fund’s total outstanding shares.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields,

13          OPPENHEIMER GOVERNMENT MONEY FUND/VA

NOTES TO FINANCIAL STATEMENTS Continued

5. Market Risk Factors (Continued)

are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest. Transactions in shares of beneficial interest were as follows:

	Year Ended December 31, 2016		Year Ended December 31, 2015
	Shares	Amount	Shares	Amount
Sold	1,180,358,383	$1,180,358,383	3,416,245,044	$3,416,245,044
Dividends and/or distributions reinvested	159,576	159,576	112,387	112,387
Redeemed	(3,287,178,348)	(3,287,178,348)	(1,283,035,370)	(1,283,035,370)
Net increase (decrease)	(2,106,660,389)	$(2,106,660,389)	2,133,322,061	$2,133,322,061

7. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule
Up to $500 million	0.450%
Next $500 million	0.425
Next $500 million	0.400
Over $1.5 billion	0.375

The Fund’s effective management fee for the reporting period was 0.42% of average annual net assets before any applicable waivers.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets. Fees incurred and average net assets with respect to these services are detailed in the Statement of Operations and Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustees under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustees. The Fund purchases shares of the funds selected for deferral by the Trustees in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Waivers and Reimbursements of Expenses. The Manager has voluntarily undertaken to waive fees and/or reimburse expenses to the extent necessary to assist the Fund in attempting to maintain a positive yield. There is no guarantee that the Fund will maintain a positive yield. During the reporting period, the Manager waived fees and/or reimbursed the Fund $2,220,152.

The Manager has contractually agreed to limit the Fund’s expenses after payments, waivers and/or reimbursements and reduction to custodian expenses, excluding expenses incurred directly or indirectly by the Fund as a result of investments in other investment companies, wholly-owned subsidiaries and pooled investment vehicles; so that those expenses, as percentages of daily net assets, will not exceed the annual rate of 0.50%. As a result of this limitation, the Manager waived $762,661 for the reporting period.

The Manager is permitted to recapture previously waived and/or reimbursed fees in any given fiscal year if the recapture would not: 1) cause the Fund

14          OPPENHEIMER GOVERNMENT MONEY FUND/VA

7. Fees and Other Transactions with Affiliates (Continued)

to generate a negative daily yield, and 2) exceed amounts previously waived and/or reimbursed under this arrangement during the current and prior three fiscal years. The reimbursement to the Manager of such previous waivers and reimbursements would not include any portion of distribution and/or service fees. At period end, the following waived and/or reimbursed amounts are eligible for recapture:

Expiration Date

December 31, 2017	$1,378,598
December 31, 2018	3,773,037
December 31, 2019	2,982,813

The Manager has not recaptured any previously waived and/or reimbursed amounts during the reporting period.

The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IGMMF. During the reporting period, the Manager waived fees and/or reimbursed the Fund $44,855 for IGMMF management fees.

Waivers and/or reimbursements may be modified or terminated as set forth according to the terms in the prospectus.

8. Repurchase Agreements

In a repurchase transaction, a Fund buys a security and simultaneously sells it back to an approved institution for delivery on an agreed-upon future date. The resale price exceeds the purchase price by an amount that reflects an agreed-upon interest rate effective for the period during which the repurchase agreement is in effect. Approved institutions include U.S. commercial banks, U.S. branches of foreign banks or broker-dealers that have been designated as primary dealers in government securities. They must meet credit requirements set by the investment adviser from time to time. Repurchase agreements must be fully collateralized. However, if the seller fails to pay the repurchase price on the delivery date, a Fund may incur costs in disposing of the collateral and may experience losses if there is any delay in its ability to do so. If the default on the part of the seller is due to its bankruptcy, a Fund’s ability to liquidate the collateral may be delayed or limited.

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received) as of period end:

Counterparty	Repurchase Agreement Proceeds to be Received [1]	Collateral (Received) / Pledged[1]	Net Exposure[2]

Repurchase Agreements
Credit Agricole Corp. & Investment Bank	$5,000,344	$ (5,100,351)	$(100,007)
Deutsche Bank Securities, Inc.	12,001,009	(12,241,029)	(240,020)
Deutsche Bank Securities, Inc.	5,001,403	(5,101,431)	(100,028)
Deutsche Bank Securities, Inc.	2,001,152	(2,041,175)	(40,023)
Deutsche Bank Securities, Inc.	2,001,152	(2,041,175)	(40,023)
Deutsche Bank Securities, Inc.	1,001,068	(1,021,089)	(20,021)
RBC Dominion Securities, Inc.	12,000,667	12,240,680)	(240,013)
RBC Dominion Securities, Inc.	2,000,319	(2,040,325)	(40,006)
RBC Dominion Securities, Inc.	2,000,442	(2,040,451)	(40,009)
RBC Dominion Securities, Inc.	10,000,900	(10,200,918)	(200,018)
South Street Securities, Inc.	50,002,778	(51,747,934)	(1,745,156)
TD Securities (USA) LLC	20,002,383	(20,402,430)	(400,047)

	$123,013,617

1.	Includes accrued interest.

2.	Net exposure represents the net receivable/payable that would be due from the counterparty in the event of default.

9. Pending Litigation

In 2009, several putative class action lawsuits were filed and later consolidated before the U.S. District Court for the District of Colorado in connection with the investment performance of Oppenheimer Rochester California Municipal Fund (the “California Fund”), a fund advised by OppenheimerFunds, Inc. (“OFI”) and distributed by OppenheimerFunds Distributor, Inc. (“OFDI”). The plaintiffs asserted claims against OFI, OFDI and certain present and former trustees and officers of the California Fund under the federal securities laws, alleging, among other things, that the disclosure documents of the California Fund contained misrepresentations and omissions and the investment policies of the California Fund were not followed. An amended complaint and a motion to dismiss were filed, and in 2011, the court issued an order which granted in part and denied in part the defendants’ motion to dismiss. In October 2015, following a successful appeal by defendants and a subsequent hearing, the court granted plaintiffs’ motion for class certification and appointed class representatives and class counsel.

OFI and OFDI believe the suit is without merit; that it is premature to render any opinion as to the likelihood of an outcome unfavorable to them in the suit; and that no estimate can yet be made as to the amount or range of any potential loss. Furthermore, OFI believes that the suit should not impair the ability of OFI or OFDI to perform their respective duties to the Fund and that the outcome of the suit should not have any material effect on the operations of any of the Oppenheimer funds.

15          OPPENHEIMER GOVERNMENT MONEY FUND/VA

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of Oppenheimer Variable Account Funds:

We have audited the accompanying statement of assets and liabilities of Oppenheimer Government Money Fund/VA, formerly Oppenheimer Money Fund/VA, (a separate series of Oppenheimer Variable Account Funds), including the statement of investments, as of December 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Government Money Fund/VA as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Denver, Colorado

February 15, 2017

16          OPPENHEIMER GOVERNMENT MONEY FUND/VA

FEDERAL INCOME TAX INFORMATION Unaudited

In early 2017, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2016.

The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

17          OPPENHEIMER GOVERNMENT MONEY FUND/VA

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS Unaudited

The Fund has entered into an investment advisory agreement with OFI Global Asset Management, Inc. (“OFI Global” or the “Adviser”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”) (“OFI Global” and “OFI” together the “Managers”) and OFI Global has entered into a sub-advisory agreement with OFI whereby OFI provides investment sub-advisory services to the Fund (collectively, the “Agreements”). Each year, the Board of Trustees (the “Board”), including a majority of the independent Trustees, is required to determine whether to approve the terms of the Agreements and the renewal thereof. The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Managers provide, such information as may be reasonably necessary to evaluate the terms of the Agreements. The Board employs an independent consultant to prepare a report that provides information, including comparative information that the Board requests for that purpose. In addition to in-person meetings focused on this evaluation, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.

The Managers and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Managers’ services, (ii) the comparative investment performance of the Fund and the Managers, (iii) the fees and expenses of the Fund, including comparative fee and expense information, (iv) the profitability of the Managers and their affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Managers from their relationship with the Fund. The Board was aware that there are alternatives to retaining the Managers.

Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.

Nature, Quality and Extent of Services. The Board considered information about the nature, quality and extent of the services provided to the Fund and information regarding the Managers’ key personnel who provide such services. The Managers’ duties include providing the Fund with the services of the portfolio managers and the Sub-Adviser’s investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments; and securities trading services. OFI Global is responsible for oversight of third-party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions; risk management; and oversight of the Sub-Adviser. OFI Global is also responsible for providing certain administrative services to the Fund. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the U.S. Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by federal and state securities laws for the sale of the Fund’s shares. OFI Global also provides the Fund with office space, facilities and equipment.

The Board also considered the quality of the services provided and the quality of the Managers’ resources that are available to the Fund. The Board took account of the fact that the Sub-Adviser has over fifty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Managers’ advisory, administrative, accounting, legal, compliance and risk management services, and information the Board has received regarding the experience and professional qualifications of the Managers’ key personnel and the size and functions of its staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Christopher Proctor and Adam Wilde, the portfolio managers for the Fund, and the Sub-Adviser’s investment team and analysts. The Board members also considered the totality of their experiences with the Managers as directors or trustees of the Fund and other funds advised by the Managers. The Board considered information regarding the quality of services provided by affiliates of the Managers, which the Board members have become knowledgeable about through their experiences with the Managers and in connection with the renewal of the Fund’s service agreements. The Board concluded, in light of the Managers’ experience, reputation, personnel, operations and resources that the Fund benefits from the services provided under the Agreements.

Investment Performance of the Managers and the Fund. Throughout the year, the Managers provided information on the investment performance of the Fund, the Adviser and the Sub-Adviser, including comparative performance information. The Board also reviewed information, prepared by the Managers and by the independent consultant, comparing the Fund’s historical performance to relevant market indices and to the performance of other money market tax-free funds underlying variable insurance products. The Board considered that the Fund outperformed its performance category median during the three- and ten-year periods and performed in line with its performance category median during the one- and five-year periods.

Fees and Expenses of the Fund. The Board reviewed the fees paid to the Adviser and the other expenses borne by the Fund. The Board noted that the Adviser, not the Fund, pays the Sub-Adviser’s fee under the sub-advisory agreement. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other money market tax-free funds underlying variable insurance products. In reviewing the fees and expenses charged to the VA funds, the Board considered the Adviser’s assertion that, because there is much greater disparity in the fees and services that may be provided by a manager to a VA fund as opposed to a retail fund, when comparing the expenses of the various VA funds to those of retail funds, it is most appropriate to focus on total expenses (rather than on the management fees). Accordingly, while the Board reviewed and considered all expenses, it focused on total expenses. The Board considered that the Fund’s total expenses, net of waivers, were equal to its peer group median and lower than its category median. The Board also considered that the Fund’s contractual management fee was lower than both its peer group median and its category median. The Board noted that the Adviser has contractually agreed to limit the Fund’s total annual operating expenses so that those expenses, as a percentage of daily net assets, will not exceed the annual rate of 0.50%. This contractual expense limitation may not be amended or withdrawn until one year after the date of the Fund’s prospectus, unless approved by the Board. The Board also considered that the Adviser voluntarily agreed to waive fees to assist the Fund in attempting to maintain a positive yield, although there is no guarantee that the Fund will maintain a positive yield. This voluntary fee waiver may be amended or withdrawn at any time without prior notice to shareholders.

Economies of Scale and Profits Realized by the Managers. The Board considered information regarding the Managers’ costs in serving as the Fund’s investment adviser and sub-adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Managers’ profitability from their relationship with the Fund. The Board also considered that the Managers must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund. The Board reviewed whether the Managers may realize economies of scale in managing and supporting the Fund. The Board noted that the Fund currently has management fee

18          OPPENHEIMER GOVERNMENT MONEY FUND/VA

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS Unaudited / Continued

breakpoints, which are intended to share with Fund shareholders economies of scale that may exist as the Fund’s assets grow.

Other Benefits to the Managers. In addition to considering the profits realized by the Managers, the Board considered information that was provided regarding the direct and indirect benefits the Managers receive as a result of their relationship with the Fund, including compensation paid to the Managers’ affiliates.

Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees’ counsel are independent of the Managers within the meaning and intent of the Securities and Exchange Commission Rules.

Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, decided to continue the Agreements through August 31, 2017. In arriving at its decision, the Board did not identify any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreements, including the management fees, in light of all the surrounding circumstances.

.

19          OPPENHEIMER GOVERNMENT MONEY FUND/VA

PORTFOLIO PROXY VOTING POLICIES AND GUIDELINES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Guidelines under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Guidelines is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

20          OPPENHEIMER GOVERNMENT MONEY FUND/VA

DISTRIBUTION SOURCES Unaudited

For any distribution that took place over the last six months of the Fund’s reporting period, the table below details, on a per-share basis, the percentage of the Fund’s total distribution payment amount that was derived from the following sources: net income, net profit from the sale of securities, and other capital sources. This information is based upon income and capital gains using generally accepted accounting principles as of the date of each distribution. Because the Fund is actively managed, the relative amount of the Fund’s total distributions derived from various sources over the calendar year may change. Please note that this information should not be used for tax reporting purposes as the tax character of distributable income may differ from the amounts used for this notification. You will receive IRS tax forms in the first quarter of each calendar year detailing the actual amount of the taxable and non-taxable portion of distributions paid to you during the tax year.

For the most current information, please go to oppenheimerfunds.com. Select your Fund, then the ‘Detailed’ tab; where ‘Dividends’ are shown, the Fund’s latest pay date will be followed by the sources of any distribution, updated daily.

Fund Name	Pay Date	Net Income	Net Profit from Sale	Other Capital Sources
Oppenheimer Government Money Fund/VA	7/15/16	95.9%	0.0%	4.1%
Oppenheimer Government Money Fund/VA	8/19/16	95.9%	0.0%	4.1%
Oppenheimer Government Money Fund/VA	9/16/16	95.9%	0.0%	4.1%
Oppenheimer Government Money Fund/VA	10/21/16	95.9%	0.0%	4.1%
Oppenheimer Government Money Fund/VA	11/18/16	95.9%	0.0%	4.1%
Oppenheimer Government Money Fund/VA	12/16/16	97.2%	0.0%	2.8%

21          OPPENHEIMER GOVERNMENT MONEY FUND/VA

TRUSTEES AND OFFICERS Unaudited

Name, Position(s) Held with the Fund, Length of Service, Age	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

Robert J. Malone, Chairman of the Board of Trustees (since 2016), Trustee (since 2002) Year of Birth: 1944	Chairman - Colorado Market of MidFirst Bank (since January 2015); Chairman of the Board (2012-2016) and Director (August 2005-March 2016) of Jones International University (educational organization); Trustee of the Gallagher Family Foundation (non-profit organization) (2000-2015); Chairman, Chief Executive Officer and Director of Steele Street Bank Trust (commercial banking) (August 2003-January 2015); Board of Directors of Opera Colorado Foundation (non-profit organization) (2008-2012); Director of Colorado UpLIFT (charitable organization) (1986-2010); Director of Jones Knowledge, Inc. (2006-2010); Former Chairman of U.S. Bank-Colorado (subsidiary of U.S. Bancorp and formerly Colorado National Bank) (July 1996-April 1999); Director of Commercial Assets, Inc. (real estate investment trust) (1993-2000); Director of U.S. Exploration, Inc. (oil and gas exploration) (1997-February 2004); Chairman of the Board (1991-1994) and Trustee (1985-1994) of Regis University; and Chairman of the Board (1990-1991) and Trustee (1984-1999) of Young Presidents Organization. Oversees 47 portfolios in the OppenheimerFunds complex. Mr. Malone has served on the Boards of certain Oppenheimer funds since 2002, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Jon S. Fossel, Trustee (since 1990) Year of Birth: 1942	Chairman of the Board of Jack Creek Preserve Foundation (non-profit organization) (since March 2005); Director of Jack Creek Preserve Foundation (non-profit organization) (March 2005-December 2014); Chairman of the Board (2006-December 2011) and Director (June 2002-December 2011) of UNUMProvident (insurance company); Director of Northwestern Energy Corp. (public utility corporation) (November 2004-December 2009); Director of P.R. Pharmaceuticals (October 1999-October 2003); Director of Rocky Mountain Elk Foundation (non-profit organization) (February 1998-February 2003 and February 2005-February 2007); Chairman and Director (until October 1996) and President and Chief Executive Officer (until October 1995) of OppenheimerFunds, Inc.; President, Chief Executive Officer and Director of the following: Oppenheimer Acquisition Corp. (“OAC”) (parent holding company of OppenheimerFunds, Inc.), Shareholders Services, Inc. and Shareholder Financial Services, Inc. (until October 1995). Oversees 47 portfolios in the OppenheimerFunds complex. Mr. Fossel has served on the Boards of certain Oppenheimer funds since 1990, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Richard F. Grabish, Trustee (since 2012) Year of Birth: 1948	Formerly Senior Vice President and Assistant Director of Sales and Marketing (March 1997-December 2007), Director (March 1987-December 2007) and Manager of Private Client Services (June 1985-June 2005) of A.G. Edwards & Sons, Inc. (broker/dealer and investment firm); Chairman and Chief Executive Officer of A.G. Edwards Trust Company, FSB (March 2001-December 2007); President and Vice Chairman of A.G. Edwards Trust Company, FSB (investment adviser) (April 1987-March 2001); President of A.G. Edwards Trust Company, FSB (investment adviser) (June 2005-December 2007). Oversees 47 portfolios in the OppenheimerFunds complex. Mr. Grabish has served on the Boards of certain Oppenheimer funds since 2001, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Beverly L. Hamilton, Trustee (since 2002) Year of Birth: 1946	Trustee of Monterey Institute for International Studies (educational organization) (2000-2014); Board Member of Middlebury College (educational organization) (December 2005-June 2011); Chairman (2010-2016) of American Funds’ Emerging Markets Growth Fund, Inc. (mutual fund); Director of The California Endowment (philanthropic organization) (April 2002-April 2008); Director (February 2002-2005) and Chairman of Trustees (2006-2007) of the Community Hospital of Monterey Peninsula; Director (October 1991-2005) and Vice Chairman (2006-2009) of American Funds’ Emerging Markets Growth Fund, Inc. (mutual fund); President of ARCO Investment Management Company (February 1991-April 2000); Member of the investment committees of The Rockefeller Foundation (2001-2006) and The University of Michigan (since 2000); Advisor at Credit Suisse First Boston’s Sprout venture capital unit (venture capital fund) (1994-January 2005); Trustee of MassMutual Institutional Funds (investment company) (1996-June 2004); Trustee of MML Series Investment Fund (investment company) (April 1989-June 2004); Member of the investment committee of Hartford Hospital (2000-2003); and Advisor to Unilever (Holland) pension fund (2000-2003). Oversees 47 portfolios in the OppenheimerFunds complex. Ms. Hamilton has served on the Boards of certain Oppenheimer funds since 2002, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Victoria J. Herget, Trustee (since 2012) Year of Birth: 1951	Board Chair (2008-2015) and Director (2004-Present), United Educators (insurance company); Trustee (since 2000) and Chair (since 2010), Newberry Library (independent research library); Trustee, Mather LifeWays (senior living organization) (since 2001); Independent Director of the First American Funds (mutual fund family) (2003-2011); former Managing Director (1993-2001), Principal (1985-1993), Vice President (1978-1985) and Assistant Vice President (1973-1978) of Zurich Scudder Investments (investment adviser) (and its predecessor firms); Trustee (1992-2007), Chair of the Board of Trustees (1999-2007), Investment Committee Chair (1994-1999) and Investment Committee member (2007-2010) of Wellesley College; Trustee, BoardSource (non-profit organization) (2006-2009) and Chicago City Day School (K-8 School) (1994-2005). Oversees 47 portfolios in the OppenheimerFunds complex. Ms. Herget has served on the Boards of certain Oppenheimer funds since 2012, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

22          OPPENHEIMER GOVERNMENT MONEY FUND/VA

F. William Marshall, Jr., Trustee (since 2000) Year of Birth: 1942	Trustee Emeritus of Worcester Polytech Institute (WPI) (private university) (since 2009); Trustee of MassMutual Select Funds (formerly MassMutual Institutional Funds) (investment company) (1996-2015), MML Series Investment Fund (investment company) (1996-2015) and Mass Mutual Premier Funds (investment company) (January 2012-December 2015); President and Treasurer of the SIS Fund (private charitable fund) (January 1999-March 2011); Former Trustee of WPI (1985-2008); Former Chairman of the Board (2004-2006) and Former Chairman of the Investment Committee of WPI (1994-2008); Chairman of SIS Family Bank, F.S.B. (formerly SIS Bank) (commercial bank) (January 1999-July 1999); Executive Vice President of Peoples Heritage Financial Group, Inc. (commercial bank) (January 1999-July 1999); and Former President and Chief Executive Officer of SIS Bancorp. (1993-1999). Oversees 47 portfolios in the OppenheimerFunds complex. Mr. Marshall has served on the Boards of certain Oppenheimer funds since 2000, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Karen L. Stuckey, Trustee (since 2012) Year of Birth: 1953	Member (since May 2015) of Desert Mountain Community Foundation Advisory Board (non-profit organization); Partner (1990-2012) of PricewaterhouseCoopers LLP (professional services firm) (held various positions 1975-1990); Trustee (1992-2006), member of Executive, Nominating and Audit Committees and Chair of Finance Committee (1992-2006), and Emeritus Trustee (since 2006) of Lehigh University; and member, Women’s Investment Management Forum (professional organization) since inception. Oversees 47 portfolios in the OppenheimerFunds complex. Ms. Stuckey has served on the Boards of certain Oppenheimer funds since 2012, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

James D. Vaughn, Trustee (since 2012) Year of Birth: 1945	Retired; former managing partner (1994-2001) of Denver office of Deloitte & Touche LLP, (held various positions 1969-1993); Trustee and Chairman of the Audit Committee of Schroder Funds (2003-2012); Board member and Chairman of Audit Committee of AMG National Trust Bank (since 2005); Trustee and Investment Committee member, University of South Dakota Foundation (since 1996); Board member, Audit Committee Member and past Board Chair, Junior Achievement (since 1993); former Board member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network. Oversees 47 portfolios in the OppenheimerFunds complex. Mr. Vaughn has served on the Boards of certain Oppenheimer funds since 2012, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

INTERESTED TRUSTEE AND OFFICER	Mr. Steinmetz is an “Interested Trustee” because he is affiliated with the Manager and the Sub-Adviser by virtue of his positions as Chairman and director of the Sub-Adviser and officer and director of the Manager. Both as a Trustee and as an officer, Mr. Steinmetz serves for an indefinite term, or until his resignation, retirement, death or removal. Mr. Steinmetz’s address is 225 Liberty Street, New York, New York 10281-1008.

Arthur P. Steinmetz, Trustee (Since 2015), President and Principal Executive Officer (since 2014) Year of Birth: 1958	Chairman of OppenheimerFunds, Inc. (since January 2015); CEO and Chairman of OFI Global Asset Management, Inc. (since July 2014), President of OFI Global Asset Management, Inc. (since May 2013), a Director of OFI Global Asset Management, Inc. (since January 2013), Director of OppenheimerFunds, Inc. (since July 2014), President, Management Director and CEO of Oppenheimer Acquisition Corp. (OppenheimerFunds, Inc.’s parent holding company) (since July 2014), and President and Director of OFI SteelPath, Inc. (since January 2013). Chief Investment Officer of the OppenheimerFunds advisory entities from (January 2013-December 2013); Executive Vice President of OFI Global Asset Management, Inc. (January 2013-May 2013); Chief Investment Officer of OppenheimerFunds, Inc. (October 2010-December 2012); Chief Investment Officer, Fixed-Income, of OppenheimerFunds, Inc. (April 2009-October 2010); Executive Vice President of OppenheimerFunds, Inc. (October 2009-December 2012); Director of Fixed Income of OppenheimerFunds, Inc. (January 2009-April 2009); and a Senior Vice President of OppenheimerFunds, Inc. (March 1993-September 2009). An officer of 103 portfolios in the OppenheimerFunds complex.

OTHER OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Mss. Lo Bessette, Foxson and Picciotto, 225 Liberty Street, New York, New York 10281-1008, for Messrs. Proctor, Wilde and Petersen, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

Christopher Proctor, Vice President (since 2010) Year of Birth: 1968	Head of the Cash Strategies Team (since July 2013); Senior Vice President of the Sub-Adviser (since July 2013) and Senior Portfolio Manager of the Sub-Adviser (since January 2010). Vice President of the Sub-Adviser (August 2008-July 2013). Vice President at Calamos Asset Management (January 2007-March 2008) and Scudder-Kemper Investments (1999-2002). Managing Director and Co-Founder of Elmhurst Capital Management (June 2004-January 2007); Senior Manager of Research for Etrade Global Asset Management (2002-2004). A portfolio manager and officer of other portfolios in the OppenheimerFunds complex.

Adam S. Wilde, Vice President (since 2013) Year of Birth: 1978	Vice President of the Sub-Adviser (since May 2011) and a Portfolio Manager of the Sub-Adviser (since July 2013). He served as the head of credit research for the cash strategies team of the Sub-Adviser (from 2011 to 2013), and as an Assistant Vice President and senior research analyst of the Sub-Adviser (from 2008 to 2011). Mr. Wilde served as an intermediate research analyst of the Sub-Adviser (from 2007 to 2008) and served in other analyst roles of the Sub-Adviser (since 2002). Mr. Wilde joined the Sub-Adviser in 2001. A portfolio manager and officer of other portfolios in the OppenheimerFunds complex.

Cynthia Lo Bessette, Secretary and Chief Legal Officer (since 2016) Year of Birth: 1969	Executive Vice President, General Counsel and Secretary of the Manager (since February 2016); Chief Legal Officer of the Sub-Adviser and the Distributor (since February 2016); Vice President, General Counsel and Secretary of Oppenheimer Acquisition Corp. (since February 2016); General Counsel of OFI SteelPath, Inc., VTL Associates, LLC and Index Management Solutions, LLC (since February 2016); Chief Legal Officer of OFI Global Institutional, Inc., HarbourView Asset Management Corporation, OFI Global Trust Company, Oppenheimer Real Asset Management, Inc., OFI Private Investments Inc., Shareholder Services, Inc. and Trinity Investment Management Corporation (since February 2016); Senior Vice President and Deputy General Counsel (March 2015-February 2016) and Executive Vice President, Vice President, Corporate Counsel (February 2012-March 2015) and Deputy Chief Legal Officer (April 2013-March 2015) of Jennison Associates LLC; Assistant General Counsel (April 2008-September 2009) and Deputy General Counsel (October 2009-February 2012) of Lord Abbett & Co. LLC. An officer of 103 portfolios in the OppenheimerFunds complex.

23          OPPENHEIMER GOVERNMENT MONEY FUND/VA

TRUSTEES AND OFFICERS Unaudited / Continued

Jennifer Foxson, Vice President and Chief Business Officer (since 2014) Year of Birth: 1969	Senior Vice President of OppenheimerFunds Distributor, Inc. (since June 2014); Vice President of OppenheimerFunds Distributor, Inc. (April 2006-June 2014); Vice President of the Sub-Adviser (January 1998-March 2006); Assistant Vice President of the Sub-Adviser (October 1991-December 1998). An officer of 103 portfolios in the OppenheimerFunds complex.

Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money Laundering Officer (since 2014) Year of Birth: 1973	Senior Vice President and Chief Compliance Officer of the Manager (since March 2014); Chief Compliance Officer of the Sub-Adviser, OFI SteelPath, Inc., OFI Global Trust Company, OFI Global Institutional, Inc., Oppenheimer Real Asset Management, Inc., OFI Private Investments, Inc., Harborview Asset Management Corporation, Trinity Investment Management Corporation, and Shareholder Services, Inc. (since March 2014); Managing Director of Morgan Stanley Investment Management Inc. and certain of its various affiliated entities; Chief Compliance Officer of various Morgan Stanley Funds (May 2010-January 2014); Chief Compliance Officer of Morgan Stanley Investment Management Inc. (April 2007-January 2014). An officer of 103 portfolios in the OppenheimerFunds complex.

Brian S. Petersen, Treasurer and Principal Financial & Accounting Officer (since 2016) Year of Birth: 1970	Vice President of the Manager (since January 2013); Vice President of the Sub-Adviser (February 2007-December 2012); Assistant Vice President of the Sub-Adviser (August 2002-2007). An officer of 103 portfolios in the OppenheimerFunds complex.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge, upon request, by calling 1.800.988.8287.

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OPPENHEIMER GOVERNMENT MONEY FUND/VA

A Series of Oppenheimer Variable Account Funds

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and	OFI Global Asset Management, Inc.
Shareholder
Servicing Agent
Sub-Transfer Agent	Shareholder Services, Inc.
DBA OppenheimerFunds Services

Independent	KPMG LLP
Registered
Public
Accounting
Firm

Legal Counsel	Ropes & Gray LLP

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, or calling us at 1.800.988.8287. Read prospectuses and summary prospectuses carefully before investing.

© 2017 OppenheimerFunds, Inc. All rights reserved. Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.

December 31, 2016

ANNUAL REPORT Listing of Top Holdings Fund Performance Discussion Financial Statements

PORTFOLIO MANAGERS: Michael A. Mata, Krishna Memani and Hemant Baijal1

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED 12/31/162

	Inception Date	1-Year	5-Year	10-Year
Non-Service Shares	5/3/93	6.53%	3.96%	4.64%
Service Shares	3/19/01	6.27	3.67	4.37
Bloomberg Barclays U.S. Aggregate Bond Index		2.65	2.23	4.34
Citigroup World Government Bond Index		1.60	-0.99	2.99
Citigroup Non-U.S. World Government Bond Index		1.81	-1.94	2.54
J.P. Morgan Domestic High Yield Index		18.91	7.59	7.74
Reference Index		7.07	2.19	4.75

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance and expense ratios may be lower or higher than the data quoted. For performance data current to the most recent month end, call us at 1.800.988.8287. The Fund’s total returns should not be expected to be the same as the returns of other funds, whether or not both funds have the same portfolio managers and/or similar names. The Fund’s total returns include changes in share price and reinvested distributions but do not include the charges associated with the separate account products that offer this Fund. Such performance would have been lower if such charges were taken into account.

1. As referenced in the Prospectus supplement dated January 3, 2017, effective April 28, 2017, the Portfolio Managers will be: Michael Mata, Krishna Memani, Ruta Ziverte, and Chris Kelly, CFA.

2. As referenced in the Prospectus supplement dated January 3, 2017, effective April 28, 2017, all references to the “Reference Index,” the “Citigroup Non-U.S. World Government Bond Index,” the “JP Morgan Domestic High Yield Index,” and the “Citigroup World Government Bond Index” are deleted from the Prospectus entirely.

2      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

TOP HOLDINGS AND ALLOCATIONS

PORTFOLIO ALLOCATION

Non-Convertible Corporate Bonds and Notes	45.0%

Investment Companies
Oppenheimer Institutional Government Money Market Fund	2.2
Oppenheimer Master Event-Linked Bond Fund, LLC	2.3
Oppenheimer Master Loan Fund, LLC	11.9
Oppenheimer Ultra-Short Duration Fund	1.2

Mortgage-Backed Obligations
Government Agency	6.4
Non-Agency	9.3

Short-Term Notes	6.9

Foreign Government Obligations	6.8

Asset-Backed Securities	5.3

U.S. Government Obligations	1.8

Structured Securities	0.5

Common Stocks	0.2

Over-the-Counter Options Purchased	0.1

Corporate Loans	0.1

Over-the-Counter Interest Rate Swaptions Purchased	—*

Rights, Warrants and Certificates	—*

*	Represents a value of less than 0.05%.

Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2016, and are based on total market value of investments. For more current Fund holdings, please visit oppenheimerfunds.com.

CREDIT RATING BREAKDOWN	NRSRO ONLY TOTAL
AAA	20.5%
AA	0.9
A	3.7
BBB	16.0
BB	19.6
B	16.7
CCC	3.6
CC	0.0
C	0.1
D	0.3
Unrated	18.6
Total	100.0%

The percentages above are based on the market value of the Fund’s securities as of December 31, 2016, and are subject to change. Except for securities labeled “Unrated,” and except for certain securities issued or guaranteed by a foreign sovereign, all securities have been rated by at least one Nationally Recognized Statistical Rating Organization (“NRSRO”), such as Standard & Poor’s (“S&P”). For securities rated only by an NRSRO other than S&P, OppenheimerFunds, Inc. (the “Sub-Adviser”) converts that rating to the equivalent S&P rating. If two or more NRSROs have assigned a rating to a security, the highest S&P equivalent rating is used. Unrated securities issued or guaranteed by a foreign sovereign are assigned a credit rating equal to the highest NRSRO rating assigned to that foreign sovereign. For securities not rated by an NRSRO, the Sub-Adviser uses its own credit analysis to assign ratings in categories similar to those of S&P. The use of similar categories is not an indication that the Sub-Adviser’s credit analysis process is consistent or comparable with any NRSRO’s process were that NRSRO to rate the same security. Fund assets invested in Oppenheimer Institutional Government Money Market Fund are assigned that Fund’s S&P rating, which is currently AAA. For the purposes of this table, “investment-grade” securities are securities rated within the NRSROs’ four highest rating categories (AAA, AA, A and BBB). Unrated securities do not necessarily indicate low credit quality, and may or may not be the equivalent of investment-grade. Please consult the Fund’s prospectus and Statement of Additional Information for further information.

3      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

Fund Performance Discussion

The Fund’s Non-Service shares produced a return of 6.53% during the reporting period, versus the 2.65% return provided by the Bloomberg Barclays U.S. Aggregate Bond Index.

MARKET OVERVIEW

Markets were volatile this reporting period. One of the most significant events during the period was the United Kingdom’s (“UK”) vote to leave the European Union (“EU”), a move commonly referred to as “Brexit.” Although the UK still has not initiated the formal process to leave the EU, the vote initially raised the level of uncertainty in global markets. Within days of the result, there were sharp moves across all markets. Perhaps the most significant movers were government bonds, where yields fell sharply, despite already being well below historical levels.

Markets staged an impressive rebound in July, as investor fears receded, particularly over the immediate implications of June’s Brexit vote. We saw central bank action remain supportive with the Bank of England and the European Central Bank (“ECB”) making forceful statements outlining intentions to backstop market sentiment. Central bank activity was not just apparent after the Brexit vote, but played a large role throughout the period.

In June, the ECB started to purchase European corporate bonds, marking another ‘Rubicon crossed’ in the central bank’s unconventional monetary policy moves. The purchasing program started more aggressively than had been expected, buying at the upper end of the 5-10 billion euro per month range.

Two key policy meetings in the third quarter were closely watched, one with the U.S. Federal Reserve (“Fed”) and the other from the Bank of Japan (“BoJ”). Throughout most of the year, the question of when the Fed would raise interest rates remained. It finally did in the closing month of the reporting period. Improved economic data and outlook led the Fed to hike its policy rates by 0.25% in December, meeting market expectations. The Fed’s policy making Federal Open Market Committee noted that they will continue to be cautious and will hike rates gradually, but posted a modestly optimistic outlook. By year end, markets were pricing for slightly more than two hikes by the end of 2017.

The BoJ’s meeting was perhaps even more eagerly anticipated, with a growing view that the unprecedented monetary policy experiment from the last few years has failed to generate the promised inflation. Expectations varied widely, from a further rate cut (to more deeply negative), to expansion of the quantitative easing program, to no change to policy. In the end, the BoJ opted for what amounted to a fine-tuning of policy: It left its rates unchanged, but announced a new policy of ‘yield curve control’, where it would keep the 10-year Japanese Government Bond yield anchored around 0%, and target a modestly positively sloping yield curve.

Markets turned to general “risk on” mode after the surprise election of Donald Trump with equities climbing, credit spreads narrowing to the tightest levels since early 2015, and U.S. Treasury yields climbing to levels not experienced since 2014. The dollar rallied strongly against many currencies, particularly after Mr. Trump’s victory.

FUND REVIEW

For the one-year reporting period, the Fund’s allocation to High Yield was the strongest contributor to total return, followed by Leveraged Loans. These areas benefited performance as credit spreads tightened sharply during the second half of the period. Alternatively, the Fund’s allocation to and selection within local currency Emerging Market bonds was the largest detractor to the Fund’s return. Emerging market currencies experienced declines due to widened fears regarding the potential for protectionist U.S. policies after the U.S. election.

STRATEGY & OUTLOOK

Global growth and market trends are likely to continue for the early part of 2017. By year end, some global yield depressing activities, like the tapering of the ECB’s bond buying program could lead to higher yields in core European government bond markets with knock on effects to U.S. yields.

More immediately, increases in minimum wages in several U.S. jurisdictions in January is likely to manifest in wage pressures in coming months leading to an uptick in inflation during the first quarter. Such realized data should push 10-year U.S. Treasury yields toward 3%. Therefore we remain underweight duration generally.

Markets are fully pricing June and December Fed rate hikes, but higher inflation could lead to markets pricing additional hikes. We believe that such an environment should mean higher rates in short maturity bonds.

4      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

We remain long credit sectors and continue to increase our allocation to floating rate loans, which are currently about 12% of the portfolio. We believe that defaults are likely to fall back below historic norms of 2% to 3%, thanks largely to the recovery and stabilization of energy prices. Floating rate loans should also benefit as the Fed continues to slowly move front end rates higher.

In High Yield bonds, we are underweight the retail sector on potential adverse tax policies from the incoming administration and continued transition to online retailers. We’re positive the energy sector, but remain cautious in regard to metals and mining as we believe the price of metals has likely peaked. We think the healthcare sector offers value but there are risks within the sector so we are selectively adding to a focused overweight.

Within the Fund, we allocate to foreign exchange when we believe doing so offers additional return to shareholders. At the moment such opportunities are limited given overall dollar strength. Our small currency exposure is focused on high carry emerging market currencies like the Brazilian real and Russian ruble against being modestly short low or negative carry currencies such as the euro and Korean won.

Investors should consider the Fund’s investment objective, risks, charges and expenses carefully before investing. The Fund’s prospectus and summary prospectus contain this and other information about the Fund, and may be obtained by asking your financial advisor or calling us at 1.800.988.8287. Read prospectuses and summary prospectuses carefully before investing.

Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown, but do not include the charges associated with the separate account products that offer this Fund.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

Comparing the Fund’s Performance to the Market. The graphs that follow show the performance of a hypothetical $10,000 investment in each share class of the Fund held until December 31, 2016. Performance is measured over a ten-fiscal-year period for both Classes. Performance information does not reflect charges that apply to separate accounts investing in the Fund. If these charges were taken into account, performance would be lower. The graphs assume that all dividends and capital gains distributions were reinvested in additional shares.

The Fund’s performance is compared to the performance of the Bloomberg Barclays U.S. Aggregate Bond Index, the Citigroup World Government Bond Index, the Citigroup Non-U.S. World Government Bond Index, the J.P. Morgan Domestic High Yield Index and the Fund’s Reference Index. The Bloomberg Barclays U.S. Aggregate Bond Index is an index of U.S. Government and corporate bonds. The Citigroup World Government Bond Index is an index of debt securities of major foreign government bond markets. The Citigroup Non-U.S. World Government Bond Index is an index of fixed rate government bonds with a maturity of one year or longer and amounts outstanding of at least U.S. $25 million. The J.P. Morgan Domestic High Yield Index is an unmanaged index of high yield fixed income securities issued by U.S. companies. The Fund’s Reference Index is a customized weighted index currently comprised of the following underlying broad-based security indices: 40% Citigroup Non-U.S. World Government Bond Index, 30% J.P. Morgan Domestic High Yield Index, and 30% Barclays U.S. Aggregate Bond Index. As referenced in the Prospectus supplement dated January 3, 2017, effective April 28, 2017, all references to the “Reference Index,” the “Citigroup Non-U.S. World Government Bond Index,” the “JP Morgan Domestic High Yield Index,” and the “Citigroup World Government Bond Index” are deleted from the Prospectus entirely. The indices are unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the indices. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

5      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, call us at 1.800.988.8287. The Fund’s total returns should not be expected to be the same as the returns of other funds, whether or not both funds have the same portfolio managers and/or similar names. The Fund’s total returns include changes in share price and reinvested distributions but do not include the charges associated with the separate account products that offer this Fund. Such performance would have been lower if such charges were taken into account.

6      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended December 31, 2016.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended December 31, 2016” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes.

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any charges associated with the separate accounts that offer this Fund. Therefore, the “hypothetical” lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these separate account charges were included your costs would have been higher.

Actual	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Expenses Paid During 6 Months Ended December 31, 2016
Non-Service shares	$1,000.00	$1,020.70	$3.77
Service shares	1,000.00	1,020.10	5.04

Hypothetical
(5% return before expenses)
Non-Service shares	1,000.00	1,021.42	3.77
Service shares	1,000.00	1,020.16	5.04

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended December 31, 2016 are as follows:

Class	Expense Ratios
Non-Service shares	0.74%
Service shares	0.99

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

7      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS December 31, 2016

	Principal Amount	Value
Asset-Backed Securities—5.4%
American Credit Acceptance Receivables Trust:
Series 2013-1, Cl. D, 4.94%, 6/15/20[1]	$1,520,000	$1,527,398
Series 2013-2, Cl. D, 5.92%, 8/17/20[1]	1,375,000	1,394,795
Series 2014-2, Cl. D, 4.96%, 5/10/21[1]	720,000	729,945
Series 2014-3, Cl. B, 2.43%, 6/10/20[1]	120,365	120,476
Series 2014-4, Cl. B, 2.60%, 10/10/17[1]	101,911	102,229
Series 2015-1, Cl. B, 2.85%, 2/12/21[1]	665,000	668,273
Series 2015-3, Cl. B, 3.56%, 10/12/21[1]	525,000	532,460
American Express Credit Account Master Trust:
Series 2014-2, Cl. A, 1.26%, 1/15/20	130,000	130,090
Series 2014-3, Cl. A, 1.49%, 4/15/20	865,000	867,024
Series 2014-5, Cl. A, 0.994%, 5/15/20[2]	1,080,000	1,081,234
Series 2015-1, Cl. A, 0.994%, 1/15/20[2]	1,710,000	1,711,651
AmeriCredit Automobile Receivables Trust:
Series 2012-4, Cl. D, 2.68%, 10/9/18	315,000	315,175
Series 2013-2, Cl. E, 3.41%, 10/8/20[1]	1,290,000	1,301,910
Series 2013-3, Cl. D, 3.00%, 7/8/19	440,000	444,945
Series 2013-3, Cl. E, 3.74%, 12/8/20[1]	455,000	461,479
Series 2013-4, Cl. D, 3.31%, 10/8/19	520,000	529,062
Series 2014-1, Cl. C, 2.15%, 3/9/20	655,000	658,801
Series 2014-1, Cl. E, 3.58%, 8/9/21	550,000	559,116
Series 2014-2, Cl. E, 3.37%, 11/8/21	485,000	490,712
Series 2014-3, Cl. D, 3.13%, 10/8/20	1,395,000	1,417,285
Series 2014-4, Cl. D, 3.07%, 11/9/20	305,000	309,252
Cabela’s Credit Card Master Note Trust:
Series 2013-2A, Cl. A2, 1.354%, 8/16/21[1,2]	280,000	281,283
Series 2016-1, Cl. A1, 1.78%, 6/15/22	870,000	867,664
Capital Auto Receivables Asset Trust:
Series 2013-1, Cl. D, 2.19%, 9/20/21	275,000	276,017
Series 2014-1, Cl. D, 3.39%, 7/22/19	185,000	189,317
Series 2014-3, Cl. D, 3.14%, 2/20/20	265,000	269,002
Series 2015-4, Cl. D, 3.62%, 5/20/21	470,000	479,537
Series 2016-2, Cl. D, 3.16%, 11/20/23	165,000	164,871
Series 2016-3, Cl. D, 2.65%, 1/20/24	275,000	270,814
Capital One Multi-Asset Execution Trust:
Series 2007-A1, Cl. A1, 0.754%, 11/15/19[2]	875,000	875,004
Series 2014-A2, Cl. A2, 1.26%, 1/15/20	965,000	965,556
Series 2014-A5, Cl. A5, 1.48%, 7/15/20	1,070,000	1,072,295
CarFinance Capital Auto Trust:
Series 2013-2A, Cl. B, 3.15%, 8/15/19[1]	40,626	40,786
Series 2015-1A, Cl. A, 1.75%, 6/15/21[1]	144,793	144,908
CarMax Auto Owner Trust:
Series 2013-2, Cl. D, 2.06%, 11/15/19	10,000	9,998
Series 2014-2, Cl. D, 2.58%, 11/16/20	450,000	450,543
Series 2015-2, Cl. D, 3.04%, 11/15/21	175,000	175,270
Series 2015-3, Cl. D, 3.27%, 3/15/22	610,000	614,917
Series 2016-1, Cl. D, 3.11%, 8/15/22	465,000	461,704
Series 2016-3, Cl. D, 2.94%, 1/17/23	315,000	309,054
Series 2016-4, Cl. D, 2.91%, 4/17/23	710,000	694,595
Chase Issuance Trust:
Series 2007-A3, Cl. A3, 5.23%, 4/15/19	165,000	165,769
Series 2014-A1, Cl. A1, 1.15%, 1/15/19	1,515,000	1,515,017
Series 2014-A6, Cl. A6, 1.26%, 7/15/19	1,165,000	1,165,791
Series 2014-A7, Cl. A7, 1.38%, 11/15/19	1,710,000	1,711,663
Series 2016-A6, Cl. A6, 1.10%, 1/15/20	1,685,000	1,681,181
CPS Auto Receivables Trust, Series 2014- C, Cl. A, 1.31%, 2/15/19[1]	79,343	79,323
CPS Auto Trust, Series 2012-C, Cl. A, 1.82%, 12/16/19[1]	23,827	23,832
Credit Acceptance Auto Loan Trust, Series 2014-1A, Cl. B, 2.29%, 4/15/22[1]	765,000	767,079
Discover Card Execution Note Trust, Series 2014-A5, Cl. A, 1.39%, 4/15/20	1,470,000	1,472,298
Drive Auto Receivables Trust:
Series 2015-BA, Cl. C, 2.76%, 7/15/21[1]	515,000	518,364

	Principal Amount	Value
Asset-Backed Securities (Continued)
Drive Auto Receivables Trust: (Continued)
Series 2015-BA, Cl. D, 3.84%, 7/15/21[1]	$985,000	$992,180
Series 2015-CA, Cl. D, 4.20%, 9/15/21[1]	1,715,000	1,738,022
Series 2015-DA, Cl. C, 3.38%, 11/15/21[1]	1,445,000	1,468,960
Series 2015-DA, Cl. D, 4.59%, 1/17/23[1]	135,000	138,649
Series 2016-BA, Cl. C, 3.19%, 7/15/22[1]	440,000	443,453
Series 2016-CA, Cl. D, 4.18%, 3/15/24[1]	430,000	426,944
DT Auto Owner Trust:
Series 2013-2A, Cl. D, 4.18%, 6/15/20[1]	422,561	426,261
Series 2014-1A, Cl. D, 3.98%, 1/15/21[1]	1,046,225	1,055,233
Series 2014-2A, Cl. D, 3.68%, 4/15/21[1]	2,505,000	2,529,585
Series 2014-3A, Cl. D, 4.47%, 11/15/21[1]	2,875,000	2,932,590
Series 2015-1A, Cl. C, 2.87%, 11/16/20[1]	302,635	303,659
Series 2015-1A, Cl. D, 4.26%, 2/15/22[1]	3,020,000	3,063,303
Series 2015-2A, Cl. D, 4.25%, 2/15/22[1]	625,000	632,340
Series 2015-3A, Cl. D, 4.53%, 10/17/22[1]	2,530,000	2,576,754
Series 2016-1A, Cl. B, 2.79%, 5/15/20[1]	625,000	628,844
Series 2016-4A, Cl. B, 2.02%, 8/17/20[1]	655,000	652,683
Element Rail Leasing I LLC, Series 2014- 1A, Cl. A1, 2.299%, 4/19/44[1]	250,983	244,360
Evergreen Credit Card Trust, Series 2016-3, Cl. A, 1.204%, 11/16/20[1,2]	1,210,000	1,211,023
Exeter Automobile Receivables Trust:
Series 2013-2A, Cl. C, 4.35%, 1/15/19[1]	352,566	355,212
Series 2014-1A, Cl. B, 2.42%, 1/15/19[1]	98,560	98,646
Series 2014-1A, Cl. C, 3.57%, 7/15/19[1]	860,000	865,656
Series 2014-2A, Cl. C, 3.26%, 12/16/19[1]	180,000	181,039
First Investors Auto Owner Trust, Series 2013-3A, Cl. D, 3.67%, 5/15/20[1]	1,085,000	1,092,777
Flagship Credit Auto Trust:
Series 2014-2, Cl. A, 1.43%, 12/16/19[1]	93,066	93,062
Series 2016-4, Cl. A1, 1.47%, 3/16/20[1]	769,566	768,953
Ford Credit Floorplan Master Owner Trust A, Series 2016-3, Cl. A1, 1.55%, 7/15/21	1,000,000	989,857
GM Financial Automobile Leasing Trust, Series 2015-1, Cl. D, 3.01%, 3/20/20	415,000	419,905
ICE EM CLO:
Series 2007-1A, Cl. B, 2.904%, 8/15/22[1,2]	7,870,000	7,705,572
Series 2007-1A, Cl. C, 4.204%, 8/15/22[1,2]	5,270,000	5,092,596
Series 2007-1A, Cl. D, 6.204%, 8/15/22[1,2]	4,730,018	4,353,343
Navistar Financial Dealer Note Master Owner Trust II:
Series 2015-1, Cl. B, 2.456%, 6/25/20[1,2]	185,000	185,166
Series 2015-1, Cl. D, 3.906%, 6/25/20[1,2]	70,000	70,099
Series 2016-1, Cl. D, 4.056%, 9/27/21[1,2]	205,000	206,347
Santander Drive Auto Receivables Trust:
Series 2013-1, Cl. D, 2.27%, 1/15/19	920,000	923,743
Series 2013-4, Cl. D, 3.92%, 1/15/20	740,000	755,831
Series 2013-4, Cl. E, 4.67%, 1/15/20[1]	520,000	529,302
Series 2013-5, Cl. D, 2.73%, 10/15/19	1,200,000	1,213,926
Series 2013-A, Cl. E, 4.71%, 1/15/21[1]	405,000	415,379
Series 2014-2, Cl. D, 2.76%, 2/18/20	1,120,000	1,133,707
Series 2014-4, Cl. C, 2.60%, 11/16/20	1,795,000	1,809,769
Series 2015-1, Cl. D, 3.24%, 4/15/21	1,190,000	1,204,574
Series 2015-5, Cl. D, 3.65%, 12/15/21	915,000	938,019
Series 2016-2, Cl. D, 3.39%, 4/15/22	300,000	302,386
SNAAC Auto Receivables Trust, Series 2014-1A, Cl. D, 2.88%, 1/15/20[1]	905,000	901,095
Synchrony Credit Card Master Note Trust, Series 2012-6, Cl. A, 1.36%, 8/17/20	470,000	470,309
TCF Auto Receivables Owner Trust, Series 2015-1A, Cl. D, 3.53%, 3/15/22[1]	285,000	285,566
Trip Rail Master Funding LLC, Series 2014-1A, Cl. A1, 2.863%, 4/15/44[1]	117,626	114,852

8      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

	Principal Amount	Value
Asset-Backed Securities (Continued)
United Auto Credit Securitization Trust, Series 2015-1, Cl. D, 2.92%, 6/17/19[1]	$385,000	$386,140
Westlake Automobile Receivables Trust:
Series 2014-2A, Cl. D, 2.86%, 7/15/21[1]	245,000	246,184
Series 2015-1A, Cl. C, 2.29%, 11/16/20[1]	485,000	486,370
Series 2015-2A, Cl. C, 2.45%, 1/15/21[1]	365,000	367,506
World Financial Network Credit Card Master Trust:
Series 2014-C, Cl. A, 1.60%, 8/16/21	875,000	876,355
Series 2015-C, Cl. A, 1.26%, 3/15/21	635,000	635,418
Series 2016-B, Cl. A, 1.44%, 6/15/22	560,000	558,209
Total Asset-Backed Securities (Cost $91,537,731)		91,564,477

Mortgage-Backed Obligations—16.2%
Government Agency—6.6%
FHLMC/FNMA/FHLB/Sponsored—5.6%
Federal Home Loan Mortgage Corp. Gold Pool:
5.00%, 9/1/33	312,098	343,064
5.50%, 9/1/39	397,303	441,405
6.00%, 5/1/18-11/1/21	66,403	74,658
6.50%, 3/1/18-8/1/32	325,573	358,456
7.00%, 10/1/31-10/1/37	71,407	80,594
7.50%, 1/1/32	280,705	339,319
Federal Home Loan Mortgage Corp., Interest-Only Stripped Mtg.-Backed Security:
Series 192,Cl. IO, 77.047%, 2/1/28[3]	6,696	1,607
Series 205,Cl. IO, 37.955%, 9/1/29[3]	40,072	9,043
Series 243,Cl. 6, 0.852%, 12/15/32[3]	86,088	15,935
Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates:
Series 1360,Cl. PZ, 7.50%, 9/15/22	279,995	305,720
Series 151,Cl. F, 9.00%, 5/15/21	3,733	4,031
Series 1674,Cl. Z, 6.75%, 2/15/24	138,020	150,697
Series 1897,Cl. K, 7.00%, 9/15/26	525,641	582,318
Series 2043,Cl. ZP, 6.50%, 4/15/28	197,629	219,995
Series 2106,Cl. FG, 1.154%, 12/15/28[2]	350,882	351,849
Series 2122,Cl. F, 1.154%, 2/15/29[2]	9,440	9,467
Series 2148,Cl. ZA, 6.00%, 4/15/29	194,427	217,473
Series 2195,Cl. LH, 6.50%, 10/15/29	141,071	159,304
Series 2326,Cl. ZP, 6.50%, 6/15/31	19,925	22,171
Series 2344,Cl. FP, 1.654%, 8/15/31[2]	86,913	89,445
Series 2368,Cl. PR, 6.50%, 10/15/31	65,371	71,819
Series 2412,Cl. GF, 1.654%, 2/15/32[2]	124,834	128,444
Series 2449,Cl. FL, 1.254%, 1/15/32[2]	97,080	98,555
Series 2451,Cl. FD, 1.704%, 3/15/32[2]	49,596	51,139
Series 2453,Cl. BD, 6.00%, 5/15/17	1,445	1,464
Series 2461,Cl. PZ, 6.50%, 6/15/32	231,868	270,491
Series 2464,Cl. FI, 1.704%, 2/15/32[2]	44,023	45,131
Series 2470,Cl. AF, 1.704%, 3/15/32[2]	85,095	87,742
Series 2470,Cl. LF, 1.704%, 2/15/32[2]	45,051	46,185
Series 2477,Cl. FZ, 1.254%, 6/15/31[2]	187,532	188,755
Series 2517,Cl. GF, 1.704%, 2/15/32[2]	39,169	40,156
Series 2635,Cl. AG, 3.50%, 5/15/32	59,510	61,315
Series 2668,Cl. AZ, 4.00%, 9/15/18	12,907	13,077
Series 2676,Cl. KY, 5.00%, 9/15/23	688,885	734,357
Series 2707,Cl. QE, 4.50%, 11/15/18	57,657	58,926
Series 2770,Cl. TW, 4.50%, 3/15/19	8,429	8,687
Series 3025,Cl. SJ, 22.169%, 8/15/35[2]	113,501	169,797
Series 3741,Cl. PA, 2.15%, 2/15/35	358,692	361,018
Series 3815,Cl. BD, 3.00%, 10/15/20	7,785	7,874
Series 3840,Cl. CA, 2.00%, 9/15/18	5,951	5,975
Series 3848,Cl. WL, 4.00%, 4/15/40	190,358	197,394
Series 3857,Cl. GL, 3.00%, 5/15/40	8,174	8,363
Series 3917,Cl. BA, 4.00%, 6/15/38	106,226	109,281
Series 4221,Cl. HJ, 1.50%, 7/15/23	248,957	247,553
Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security:
Series 2074,Cl. S, 99.999%, 7/17/28[3]	10,677	1,596
Series 2079,Cl. S, 99.999%, 7/17/28[3]	18,380	3,087
Series 2136,Cl. SG, 34.496%, 3/15/29[3]	492,378	92,207

	Principal Amount	Value
FHLMC/FNMA/FHLB/Sponsored (Continued)
Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security: (Continued)
Series 2399,Cl. SG, 99.999%, 12/15/26[3]	$279,011	$49,341
Series 2437,Cl. SB, 45.488%, 4/15/32[3]	867,353	187,934
Series 2526,Cl. SE, 49.17%, 6/15/29[3]	17,395	3,534
Series 2682,Cl. TQ, 99.999%, 10/15/33[3]	180,974	39,714
Series 2795,Cl. SH, 99.999%, 3/15/24[3]	367,371	36,819
Series 2920,Cl. S, 55.393%, 1/15/35[3]	190,295	30,742
Series 2922,Cl. SE, 25.763%, 2/15/35[3]	33,100	5,118
Series 2981,Cl. AS, 11.50%, 5/15/35[3]	313,788	52,539
Series 2981,Cl. BS, 99.999%, 5/15/35[3]	379,110	68,292
Series 3397,Cl. GS, 0.00%, 12/15/37[3,4]	121,168	21,067
Series 3424,Cl. EI, 0.00%, 4/15/38[3,4]	52,992	5,966
Series 3450,Cl. BI, 24.976%, 5/15/38[3]	220,605	31,616
Series 3606,Cl. SN, 23.604%, 12/15/39[3]	65,374	10,334
Series 3659,Cl. IE, 44.406%, 3/15/19[3]	147,413	5,097
Series 3685,Cl. EI, 4.763%, 3/15/19[3]	70,008	1,683
Federal National Mortgage Assn.:
2.50%, 1/1/32[5]	6,400,000	6,407,540
3.00%, 1/1/32[5]	13,965,000	14,326,388
3.50%, 1/1/47[5]	18,770,000	19,227,577
4.00%, 1/15/47[5]	22,380,000	23,518,653
4.50%, 1/1/47[5]	7,270,000	7,817,840
5.00%, 1/1/47[5]	4,380,000	4,770,942
Federal National Mortgage Assn. Pool:
5.00%, 2/1/18-7/1/33	626,330	665,969
5.50%, 4/1/21-5/1/36	215,919	239,244
6.00%, 3/1/17-1/1/19	3,819	3,841
6.50%, 4/1/17-1/1/34	579,646	662,935
7.00%, 11/1/17-6/1/34	728,839	850,134
7.50%, 2/1/27-3/1/33	925,633	1,106,250
8.50%, 7/1/32	1,470	1,596
Federal National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Series 214,Cl. 2, 99.999%, 3/25/23[3]	103,171	15,820
Series 221,Cl. 2, 36.784%, 5/25/23[3]	12,287	2,098
Series 254,Cl. 2, 99.999%, 1/25/24[3]	210,182	45,384
Series 301,Cl. 2, 5.692%, 4/25/29[3]	39,939	9,519
Series 313,Cl. 2, 99.999%, 6/25/31[3]	419,769	113,737
Series 319,Cl. 2, 0.123%, 2/25/32[3]	193,214	46,828
Series 321,Cl. 2, 6.065%, 4/25/32[3]	55,553	13,097
Series 324,Cl. 2, 0.00%, 7/25/32[3,4]	58,299	14,024
Series 328,Cl. 2, 0.00%, 12/25/32[3,4]	115,406	26,625
Series 331,Cl. 5, 0.00%, 2/25/33[3,4]	221,834	42,847
Series 332,Cl. 2, 0.00%, 3/25/33[3,4]	926,724	220,859
Series 334,Cl. 12, 0.00%, 3/25/33[3,4]	178,871	40,638
Series 339,Cl. 15, 0.298%, 10/25/33[3]	533,453	116,489
Series 345,Cl. 9, 0.00%, 1/25/34[3,4]	161,983	31,099
Series 351,Cl. 10, 0.00%, 4/25/34[3,4]	100,761	20,696
Series 351,Cl. 8, 0.00%, 4/25/34[3,4]	178,424	36,609
Series 356,Cl. 10, 0.00%, 6/25/35[3,4]	128,608	26,032
Series 356,Cl. 12, 0.00%, 2/25/35[3,4]	62,521	14,155
Series 362,Cl. 13, 0.00%, 8/25/35[3,4]	84,704	17,542
Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates:
Series 1999-54,Cl. LH, 6.50%, 11/25/29	120,712	138,763
Series 2001-80,Cl. ZB, 6.00%, 1/25/32	108,083	121,713
Series 2002-12,Cl. PG, 6.00%, 3/25/17	643	649
Series 2002-29,Cl. F, 1.756%, 4/25/32[2]	49,157	50,431
Series 2002-64,Cl. FJ, 1.756%, 4/25/32[2]	15,137	15,529
Series 2002-68,Cl. FH, 1.236%,
10/18/32[2]	34,662	34,831
Series 2002-84,Cl. FB, 1.756%,
12/25/32[2]	217,287	222,662
Series 2002-9,Cl. PC, 6.00%, 3/25/17	776	785
Series 2002-9,Cl. PR, 6.00%, 3/25/17	950	960
Series 2002-90,Cl. FH, 1.256%,
9/25/32[2]	121,572	122,089

9      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

	Principal Amount	Value
FHLMC/FNMA/FHLB/Sponsored (Continued)
Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates: (Continued)
Series 2003-100,Cl. PA, 5.00%, 10/25/18	$82,681	$84,543
Series 2003-11,Cl. FA, 1.756%, 9/25/32[2]	217,292	222,667
Series 2003-112,Cl. AN, 4.00%, 11/25/18	28,756	29,213
Series 2003-116,Cl. FA, 1.156%, 11/25/33[2]	22,555	22,580
Series 2003-84,Cl. GE, 4.50%, 9/25/18	11,709	12,017
Series 2004-101,Cl. BG, 5.00%, 1/25/20	2,241	2,245
Series 2004-25,Cl. PC, 5.50%, 1/25/34	33,103	34,151
Series 2005-109,Cl. AH, 5.50%,
12/25/25	924,289	992,185
Series 2005-31,Cl. PB, 5.50%, 4/25/35	560,000	633,014
Series 2005-71,Cl. DB, 4.50%, 8/25/25	131,611	138,369
Series 2006-11,Cl. PS, 21.794%, 3/25/36[2]	96,944	144,295
Series 2006-46,Cl. SW, 21.427%, 6/25/36[2]	160,542	215,998
Series 2008-75,Cl. DB, 4.50%, 9/25/23	41,929	42,765
Series 2009-113,Cl. DB, 3.00%, 12/25/20	125,138	126,722
Series 2009-36,Cl. FA, 1.696%, 6/25/37[2]	47,330	48,408
Series 2009-70,Cl. TL, 4.00%, 8/25/19	134,067	135,808
Series 2010-43,Cl. KG, 3.00%, 1/25/21	69,344	70,441
Series 2011-122,Cl. EC, 1.50%, 1/25/20	78,898	78,949
Series 2011-15,Cl. DA, 4.00%, 3/25/41	94,755	97,683
Series 2011-3,Cl. EL, 3.00%, 5/25/20	204,555	207,101
Series 2011-3,Cl. KA, 5.00%, 4/25/40	204,592	220,244
Series 2011-38,Cl. AH, 2.75%, 5/25/20	6,233	6,290
Series 2011-6,Cl. BA, 2.75%, 6/25/20	89,303	90,246
Series 2011-69,Cl. EA, 3.00%, 11/25/29	37,959	38,143
Series 2011-82,Cl. AD, 4.00%, 8/25/26	138,194	141,085
Series 2012-20,Cl. FD, 1.156%, 3/25/42[2]	274,893	273,769
Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security:
Series 2001-61,Cl. SH, 31.485%, 11/18/31[3]	56,515	13,365
Series 2001-63,Cl. SD, 56.448%, 12/18/31[3]	14,903	3,029
Series 2001-68,Cl. SC, 33.875%, 11/25/31[3]	9,986	2,113
Series 2001-81,Cl. S, 36.41%, 1/25/32[3]	12,470	3,528
Series 2002-28,Cl. SA, 23.282%, 4/25/32[3]	8,447	1,725
Series 2002-38,Cl. SO, 47.275%, 4/25/32[3]	56,482	10,310
Series 2002-48,Cl. S, 33.067%, 7/25/32[3]	13,228	2,812
Series 2002-52,Cl. SL, 23.07%, 9/25/32[3]	8,488	1,758
Series 2002-56,Cl. SN, 34.662%, 7/25/32[3]	18,177	3,801
Series 2002-77,Cl. IS, 44.431%, 12/18/32[3]	96,228	18,724
Series 2002-77,Cl. SH, 40.208%,
12/18/32[3]	17,629	3,696
Series 2002-9,Cl. MS, 23.644%, 3/25/32[3]	16,149	3,313
Series 2003-13,Cl. IO, 30.262%, 3/25/33[3]	170,968	27,797
Series 2003-26,Cl. DI, 26.659%, 4/25/33[3]	130,827	30,672
Series 2003-33,Cl. SP, 34.385%, 5/25/33[3]	98,913	19,958
Series 2003-38,Cl. SA, 99.999%, 3/25/23[3]	14,561	134

	Principal Amount	Value
FHLMC/FNMA/FHLB/Sponsored (Continued)
Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security: (Continued)
Series 2003-4,Cl. S, 18.658%, 2/25/33[3]	$27,732	$6,210
Series 2004-56,Cl. SE, 7.457%, 10/25/33[3]	462,983	102,653
Series 2005-12,Cl. SC, 39.352%, 3/25/35[3]	15,568	2,432
Series 2005-14,Cl. SE, 63.254%, 3/25/35[3]	567,314	88,039
Series 2005-40,Cl. SA, 63.18%, 5/25/35[3]	493,048	88,505
Series 2005-40,Cl. SB, 99.999%, 5/25/35[3]	750,444	112,458
Series 2005-52,Cl. JH, 45.499%, 5/25/35[3]	300,087	46,578
Series 2005-63,Cl. SA, 41.298%, 10/25/31[3]	26,409	4,936
Series 2006-90,Cl. SX, 36.244%, 9/25/36[3]	531,601	82,342
Series 2007-88,Cl. XI, 4.694%, 6/25/37[3]	602,714	103,855
Series 2008-55,Cl. SA, 0.00%, 7/25/38[3,4]	48,679	5,259
Series 2009-8,Cl. BS, 99.999%, 2/25/24[3]	14,449	424
Series 2010-95,Cl. DI, 66.153%, 11/25/20[3]	219,543	8,847
Series 2011-96,Cl. SA, 14.272%, 10/25/41[3]	155,331	27,427
Series 2012-134,Cl. SA, 9.234%, 12/25/42[3]	612,348	127,743
Series 2012-40,Cl. PI, 2.326%, 4/25/41[3]	1,117,118	149,845
Federal National Mortgage Assn., Stripped Mtg.-Backed Security, Series 302, Cl. 2, 6%, 5/1/29	3	—
		93,811,373

GNMA/Guaranteed—1.0%
Government National Mortgage Assn. I Pool:
7.00%, 4/15/28-7/15/28	59,305	65,927
7.50%, 2/15/27	4,495	4,625
8.00%, 5/15/26	9,273	9,374
Government National Mortgage Assn. II Pool:
2.00%, 11/20/25[2]	2,674	2,757
3.50%, 1/21/47[5]	10,660,000	11,074,441
4.00%, 1/1/47[5]	4,910,000	5,211,858
Government National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Series 2007-17,Cl. AI, 52.528%, 4/16/37[3]	260,703	45,684
Series 2011-52,Cl. HS, 30.375%, 4/16/41[3]	441,449	72,357
		16,487,023

Non-Agency—9.6%
Commercial—6.5%
Banc of America Funding Trust, Series 2014- R7, Cl. 3A1, 3.003%, 3/26/36[2]	87,972	88,123
BCAP LLC Trust:
Series 2011-R11,Cl. 18A5, 2.69%, 9/26/35[1,2]	107,575	107,510
Series 2012-RR2,Cl. 6A3, 3.242%, 9/26/35[1,2]	126,758	126,655
Series 2012-RR6,Cl. RR6, 2.054%, 11/26/36[1]	201,301	190,693
CD Commercial Mortgage Trust, Series 2016- CD2, Cl. AM, 3.668%, 11/10/49[2]	365,000	374,358
Chase Mortgage Finance Trust, Series 2005- A2, Cl. 1A3, 2.966%, 1/25/36[2]	17,318	16,389
COMM Mortgage Trust:
Series 2013-CR6,Cl. AM, 3.147%, 3/10/46[1]	960,000	959,988

10      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

	Principal Amount	Value
Commercial (Continued)
COMM Mortgage Trust: (Continued)
Series 2013-CR7,Cl. D, 4.354%, 3/10/46[1,2]	$3,270,000	$2,976,741
Series 2014-CR21,Cl. AM, 3.987%, 12/10/47	25,000	25,888
Series 2014-LC15,Cl. AM, 4.198%, 4/10/47	230,000	241,869
Series 2014-UBS3,Cl. D, 4.813%, 6/10/47[1,2]	8,895,000	7,186,653
Series 2014-UBS6,Cl. AM, 4.048%, 12/10/47	1,600,000	1,640,520
Series 2015-CR23,Cl. AM, 3.801%, 5/10/48	1,100,000	1,121,995
COMM Mortgage Trust, Interest-Only Stripped Mtg.-Backed Security, Series 2012-CR5, Cl. XA, 0.00%, 12/10/45[3,4]	3,132,404	209,649
Deutsche Alt-B Securities, Inc. Mortgage Loan Trust, Series 2006-AB2, Cl. A1, 5.752%, 6/25/36[2]	64,614	54,021
Deutsche Bank Commercial Mortgage Trust, Series 2016-C1, Cl. AM, 3.539%, 5/10/49	600,000	605,717
Deutsche Mortgage Securities, Inc., Series 2013-RS1, Cl. 1A2, 0.959%, 7/22/36[1,2]	5,060,144	4,510,200
FREMF Mortgage Trust:
Series 2012-K20,Cl. C, 3.869%, 5/25/45[1,2]	4,165,000	4,122,876
Series 2013-K25,Cl. C, 3.743%, 11/25/45[1,2]	135,000	129,740
Series 2013-K26,Cl. C, 3.599%, 12/25/45[1,2]	95,000	90,161
Series 2013-K27,Cl. C, 3.616%, 1/25/46[1,2]	1,460,000	1,395,775
Series 2013-K28,Cl. C, 3.494%, 6/25/46[1,2]	2,330,000	2,208,743
Series 2013-K29,Cl. C, 3.481%, 5/25/46[1,2]	2,300,000	2,200,225
Series 2013-K502,Cl. C, 3.077%, 3/25/45[1,2]	220,000	220,360
Series 2013-K712,Cl. C, 3.365%, 5/25/45[1,2]	265,000	265,268
Series 2013-K713,Cl. C, 3.165%, 4/25/46[1,2]	535,000	525,191
Series 2014-K41,Cl. B, 3.961%, 11/25/47[1,2]	2,365,000	2,348,817
Series 2015-K44,Cl. B, 3.684%, 1/25/48[1,2]	3,990,000	3,849,584
Series 2015-K45,Cl. B, 3.591%, 4/25/48[1,2]	4,646,000	4,503,674
Series 2015-K721,Cl. B, 3.565%, 11/25/47[1,2]	1,380,000	1,346,890
GSR Mortgage Loan Trust, Series 2005-AR4, Cl. 6A1, 3.209%, 7/25/35[2]	19,742	19,473
JP Morgan Chase Commercial Mortgage Securities Trust:
Series 2013-C10,Cl. AS, 3.372%, 12/15/47	855,000	868,006
Series 2013-C16,Cl. AS, 4.517%, 12/15/46	820,000	883,788
Series 2013-LC11,Cl. AS, 3.216%, 4/15/46	110,000	110,480
Series 2014-C20,Cl. AS, 4.043%, 7/15/47	560,000	585,040
JP Morgan Mortgage Trust, Series 2007-A1, Cl. 5A1, 3.178%, 7/25/35[2]	80,266	80,458
JP Morgan Resecuritization Trust, Series 2009-5, Cl. 1A2, 3.08%, 7/26/36[1,2]	4,190,075	3,796,395
JPMBB Commercial Mortgage Securities Trust:
Series 2014-C19,Cl. AS, 4.243%, 4/15/47[2]	350,000	370,783

	Principal Amount	Value
Commercial (Continued)
JPMBB Commercial Mortgage Securities Trust: (Continued)
Series 2014-C21,Cl. D, 4.66%, 8/15/47[1,2]	$3,703,000	$2,996,757
Series 2014-C25,Cl. AS, 4.065%, 11/15/47	2,245,000	2,349,481
Series 2014-C26,Cl. AS, 3.80%, 1/15/48	1,250,000	1,285,338
JPMDB Commercial Mortgage Securities Trust, Series 2016-C4, Cl. AS, 3.385%, 12/15/49	610,000	607,548
Morgan Stanley Bank of America Merrill Lynch Trust:
Series 2013-C9,Cl. AS, 3.456%, 5/15/46	570,000	576,692
Series 2014-C14,Cl. B, 4.64%, 2/15/47[2]	240,000	256,866
Series 2014-C14,Cl. D, 4.83%,
2/15/47[1,2]	5,060,000	4,461,540
Series 2016-C30,Cl. AS, 3.175%, 9/15/49	1,020,000	986,644
Morgan Stanley Re-Remic Trust, Series 2012- R3, Cl. 1A, 2.615%, 11/26/36[1,2]	19,366	19,053
Morgan Stanley Resecuritization Trust, Series 2013-R9, Cl. 3A, 2.756%, 6/26/46[1,2]	189,134	188,980
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-10, Cl. 2A, 3.032%, 8/25/34[2]	3,507,935	3,513,189
Structured Agency Credit Risk Debt Nts.:
Series 2013-DN1,Cl. M1, 4.156%, 7/25/23[2]	580,284	589,178
Series 2014-DN1,Cl. M1, 1.756%, 2/25/24[2]	44,395	44,413
Series 2014-DN4,Cl. M3, 5.306%, 10/25/24[2]	4,980,000	5,333,608
Series 2014-HQ2,Cl. M1, 2.206%, 9/25/24[2]	126,454	126,924
Series 2014-HQ2,Cl. M3, 4.506%, 9/25/24[2]	5,430,000	5,676,077
Series 2015-DNA3,Cl. M1, 2.106%, 4/25/28[2]	41,999	42,020
Series 2015-DNA3,Cl. M3, 5.456%, 4/25/28[2]	3,815,000	4,130,951
Series 2015-HQA2,Cl. M2, 3.556%, 5/25/28[2]	600,000	616,111
Series 2016-DNA2,Cl. M1, 2.006%, 10/25/28[2]	716,568	717,516
Series 2016-DNA2,Cl. M3, 5.406%, 10/25/28[2]	3,674,000	3,921,301
Series 2016-DNA3,Cl. M1, 1.856%, 12/25/28[2]	723,088	724,808
Series 2016-DNA3,Cl. M3, 5.756%, 12/25/28[2]	2,630,000	2,845,687
Series 2016-DNA4,Cl. M1, 1.556%, 3/25/29[2]	460,083	459,998
Series 2016-DNA4,Cl. M3, 4.556%, 3/25/29[2]	4,645,000	4,660,547
Series 2016-HQA2,Cl. M1, 1.956%, 11/25/28[2]	495,332	495,924
Series 2016-HQA3,Cl. M1, 1.556%, 3/25/29[2]	598,844	599,561
Series 2016-HQA3,Cl. M3, 4.606%, 3/25/29[2]	4,620,000	4,627,233
Series 2016-HQA4,Cl. M1, 1.556%, 4/25/29[2]	1,026,569	1,025,338
UBS-Barclays Commercial Mortgage Trust, Series 2012-C2, Cl. E, 4.885%, 5/10/63[1,2]	930,000	890,330
Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2007-OA3, Cl. 5A, 1.848%, 4/25/47[2]	421,655	347,458
Wells Fargo Commercial Mortgage Trust:
Series 2015-C29,Cl. AS, 4.013%, 6/15/48[2]	780,000	801,227
Series 2016-C37,Cl. AS, 4.018%, 12/15/49	910,000	939,996

11      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

	Principal Amount	Value
Commercial (Continued)
WF-RBS Commercial Mortgage Trust:
Series 2012-C7,Cl. E, 4.835%, 6/15/45[1,2]	$180,000	$169,568
Series 2013-C14,Cl. AS, 3.488%, 6/15/46	640,000	652,575
Series 2014-C20,Cl. AS, 4.176%, 5/15/47	490,000	516,657
Series 2014-LC14,Cl. AS, 4.351%, 3/15/47[2]	395,000	419,781
WF-RBS Commercial Mortgage Trust, Interest-Only Commercial Mtg. Pass-Through Certificates, Series 2011-C3, Cl. XA, 0.00%, 3/15/44[1,3,4]	3,918,298	168,197
		109,143,768

Residential—3.1%
Bear Stearns ARM Trust:
Series 2005-2,Cl. A1, 2.92%, 3/25/35[2]	124,353	125,262
Series 2006-1,Cl. A1, 2.91%, 2/25/36[2]	68,511	68,128
CHL Mortgage Pass-Through Trust:
Series 2005-17,Cl. 1A8, 5.50%, 9/25/35	847,917	845,460
Series 2005-J4,Cl. A7, 5.50%, 11/25/35	719,983	709,446
Citigroup Mortgage Loan Trust, Inc.:
Series 2005-2,Cl. 1A3, 3.074%, 5/25/35[2]	1,034,956	1,023,651
Series 2005-3,Cl. 2A4, 3.225%, 8/25/35[2]	1,887,482	1,574,740
Series 2006-AR1,Cl. 1A1, 2.87%, 10/25/35[2]	8,803	8,788
Series 2009-8,Cl. 7A2, 3.003%, 3/25/36[1,2]	10,353,846	9,753,427
Series 2012-8,Cl. 1A1, 3.108%, 10/25/35[1,2]	296,620	296,293
Series 2014-8,Cl. 1A2, 1.029%, 7/20/36[1,2]	3,400,000	2,875,158
Connecticut Avenue Securities:
Series 2014-C01,Cl. M1, 2.356%, 1/25/24[2]	69,046	69,422
Series 2014-C02,Cl. 2M1, 1.706%, 5/25/24[2]	282,152	282,578
Series 2014-C03,Cl. 1M1, 1.956%, 7/25/24[2]	835,432	837,694
Series 2014-C03,Cl. 2M1, 1.956%, 7/25/24[2]	358,788	359,185
Series 2014-C03,Cl. 2M2, 3.656%, 7/25/24[2]	4,495,000	4,517,669
Series 2014-C04,Cl. 2M1, 2.856%, 11/25/24[2]	7,136	7,140
Series 2015-C01,Cl. 1M2, 5.056%, 2/25/25[2]	2,474,726	2,605,018
Series 2015-C02,Cl. 1M1, 1.906%, 5/25/25[2]	36,260	36,266
Series 2015-C03,Cl. 1M1, 2.256%, 7/25/25[2]	249,653	250,134
Series 2015-C03,Cl. 1M2, 5.756%, 7/25/25[2]	4,490,000	4,845,172
Series 2015-C03,Cl. 2M1, 2.256%, 7/25/25[2]	73,222	73,375
Series 2016-C02,Cl. 1M1, 2.906%, 9/25/28[2]	544,591	550,374
Series 2016-C03,Cl. 1M1, 2.756%, 10/25/28[2]	14,470	14,670
Series 2016-C03,Cl. 2M1, 2.956%, 10/25/28[2]	831,931	840,716
Series 2016-C06,Cl. 1M1, 2.056%, 4/25/29[2]	906,341	908,464
Series 2016-C06,Cl. 1M2, 5.006%, 4/25/29[2]	4,295,000	4,441,480
Series 2016-C07,Cl. 2M1, 2.056%, 4/25/29[2]	520,000	517,332

	Principal Amount	Value
Residential (Continued)
CWHEQ Revolving Home Equity Loan Trust:
Series 2005-G,Cl. 2A, 0.934%, 12/15/35[2]	$46,906	$41,797
Series 2006-H,Cl. 2A1A, 0.854%, 11/15/36[2]	28,211	20,974
Home Equity Mortgage Trust, Series 2005-1, Cl. M6, 5.863%, 6/25/35[2]	287,331	290,109
HomeBanc Mortgage Trust, Series 2005-3, Cl. A2, 1.066%, 7/25/35[2]	8,905	8,773
MASTR Asset Backed Securities Trust, Series 2006-WMC3, Cl. A3, 0.856%, 8/25/36[2]	933,527	439,583
RALI Trust:
Series 2005-QA4,Cl. A32, 3.51%, 4/25/35[2]	6,139	196
Series 2006-QS13,Cl. 1A8, 6.00%, 9/25/36	17,578	14,376
Residential Asset Securitization Trust, Series 2005-A6CB, Cl. A7, 6%, 6/25/35	2,303,911	2,147,521
WaMu Mortgage Pass-Through Certificates Trust:
Series 2003-AR10,Cl. A7, 2.825%, 10/25/33[2]	88,932	90,812
Series 2005-AR16,Cl. 1A1, 2.85%, 12/25/35[2]	12,196	11,488
Wells Fargo Mortgage-Backed Securities Trust:
Series 2005-AR1,Cl. 1A1, 2.807%, 2/25/35[2]	1,414,090	1,436,429
Series 2005-AR10,Cl. 1A1, 3.022%, 6/25/35[2]	644,477	670,415
Series 2005-AR13,Cl. 1A5, 3.058%, 5/25/35[2]	137,538	137,937
Series 2005-AR15,Cl. 1A2, 2.983%, 9/25/35[2]	225,761	219,708
Series 2005-AR15,Cl. 1A6, 2.983%, 9/25/35[2]	2,779,905	2,644,008
Series 2005-AR4,Cl. 2A2, 3.067%, 4/25/35[2]	13,299	13,314
Series 2006-AR10,Cl. 1A1, 3.027%, 7/25/36[2]	233,701	225,026

Series 2006-AR10,Cl. 5A5, 3.08%, 7/25/36[2]	474,375	467,563
Series 2006-AR14,Cl. 1A2, 3.062%, 10/25/36[2]	988,603	925,876
Series 2006-AR2,Cl. 2A3, 3.003%, 3/25/36[2]	2,231,891	2,195,046
Series 2006-AR7,Cl. 2A4, 3.089%, 5/25/36[2]	1,203,826	1,148,761
Series 2006-AR8,Cl. 2A1, 3.083%, 4/25/36[2]	936,048	923,314
Series 2007-AR3,Cl. A4, 5.949%, 4/25/37[2]	693,407	644,140
		53,154,208
Total Mortgage-Backed Obligations (Cost $270,391,670)		272,596,372

U.S. Government Obligations—1.8%
Federal Home Loan Bank Nts.:
1.25%, 1/16/19	5,275,000	5,271,666
1.375%, 11/15/19	2,698,000	2,687,033
Federal National Mortgage Assn. Nts.:
1.00%, 10/24/19	5,325,000	5,250,865
1.875%, 9/24/26	1,371,000	1,259,457
United States Treasury Nts.:
1.625%, 4/30/19[6,7]	6,347,000	6,395,834
1.75%, 10/31/20[6,7,17]	9,509,000	9,522,294
2.50%, 8/15/23[6]	735,000	747,275
Total U.S. Government Obligations (Cost $31,397,311)		31,134,424

12      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

		Principal Amount	Value
Foreign Government Obligations—7.0%
Argentina—0.3%
Argentine Republic Sr. Unsec. Bonds:
7.50%, 4/22/26[1]		$3,550,000	$3,736,375
7.875%, 6/15/27[1]		595,000	588,276
Argentine Republic Sr. Unsec. Nts., 9.125%, 3/16/24[1]		1,130,000	1,232,265
			5,556,916

Brazil—0.6%
Federative Republic of Brazil Nota Do Tesouro Nacional Unsec. Nts., 6%, 5/15/21	BRL	8,000,000	7,338,303
Federative Republic of Brazil Sr. Unsec. Bonds, 5%, 1/27/45		3,265,000	2,664,893
			10,003,196

Colombia—0.3%
Republic of Colombia Sr. Unsec. Bonds:
4.00%, 2/26/24		385,000	389,813
6.125%, 1/18/41		2,725,000	2,956,625
Series B, 10.00%, 7/24/24	COP	5,146,000,000	2,027,810
			5,374,248

Costa Rica—0.0%
Republic of Costa Rica Sr. Unsec. Bonds, 7.158%, 3/12/45[1]		815,000	758,610

Croatia—0.1%
Republic of Croatia Sr. Unsec. Bonds, 6.75%, 11/5/19[1]		985,000	1,071,188
Republic of Croatia Sr. Unsec. Nts., 3.875%, 5/30/22	EUR	1,145,000	1,298,004
			2,369,192

Dominican Republic—0.2%
Dominican Republic Sr. Unsec. Bonds:
6.60%, 1/28/24[1]		1,015,000	1,063,212
6.85%, 1/27/45[1]		1,315,000	1,248,882
7.45%, 4/30/44[1]		540,000	548,100
			2,860,194

Gabon—0.0%
Gabonese Republic Unsec. Bonds, 6.375%, 12/12/24[1]		110,000	102,955

Ghana—0.0%
Republic of Ghana Sr. Unsec. International Nts., 9.25%, 9/15/22[1]		345,000	370,018

Honduras—0.1%
Republic of Honduras Sr. Unsec. International Nts., 8.75%, 12/16/20[1]		1,155,000	1,291,752

Hungary—0.3%
Hungary Sr. Unsec. Bonds, 5.75%, 11/22/23		2,245,000	2,493,578
Hungary Unsec. Nts., Series 20/B, 3.50%, 6/24/20	HUF	535,000,000	1,966,420
			4,459,998

Indonesia—1.6%
Perusahaan Penerbit SBSN Indonesia III Sr. Unsec. Nts., 4%, 11/21/18[1]		860,000	892,250
Perusahaan Penerbit SBSN Indonesia III Unsec. Bonds:
4.35%, 9/10/24[1]		575,000	579,341
4.55%, 3/29/26[1]		965,000	972,238
Perusahaan Penerbit SBSN Indonesia III Unsec. Nts., 6.125%, 3/15/19[1]		1,920,000	2,076,096
Republic of Indonesia Sr. Unsec. Bonds:
3.375%, 7/30/25[1]	EUR	290,000	313,242
3.75%, 6/14/28[1]	EUR	485,000	520,036
4.125%, 1/15/25[1]		340,000	337,735
5.875%, 3/13/20[1]		360,000	393,722
6.75%, 1/15/44[1]		1,885,000	2,286,235

		Principal Amount	Value
Indonesia (Continued)
Republic of Indonesia Sr. Unsec. Nts., 3.70%, 1/8/22[1]		$720,000	$723,418
Republic of Indonesia Treasury Bonds:
Series FR53, 8.25%, 7/15/21	IDR	112,775,000,000	8,596,372
Series FR56, 8.375%, 9/15/26	IDR	95,810,000,000	7,329,115
Series FR73, 8.75%, 5/15/31	IDR	16,051,000,000	1,242,918
			26,262,718

Iraq—0.0%
Republic of Iraq Unsec. Bonds, 5.80%, 1/15/28[1]		540,000	450,039

Ivory Coast—0.3%
Republic of Cote d’Ivoire Sr. Unsec. Bonds, 5.75%, 12/31/32[2]		6,108,300	5,673,688

Jamaica—0.2%
Commonwealth of Jamaica Sr. Unsec. Bonds:
7.625%, 7/9/25		1,915,000	2,194,188
8.00%, 3/15/39		385,000	429,487
			2,623,675

Kazakhstan—0.1%
Republic of Kazakhstan Sr. Unsec. Bonds, 4.875%, 10/14/44[1]		2,110,000	2,019,895

Kenya—0.1%
Republic of Kenya Sr. Unsec. Bonds, 6.875%, 6/24/24[1]		1,260,000	1,195,667

Mexico—0.1%
United Mexican States Sr. Unsec. Bonds, Series M, 5.75%, 3/5/26	MXN	54,445,000	2,334,343

Namibia—0.1%
Republic of Namibia Sr. Unsec. Bonds, 5.25%, 10/29/25[1]		1,155,000	1,135,180

Paraguay—0.0%
Republic of Paraguay Sr. Unsec. Bonds, 6.10%, 8/11/44[1]		575,000	586,500

Peru—0.2%
Republic of Peru Sr. Unsec. Bonds:
2.75%, 1/30/26	EUR	1,290,000	1,469,947
3.75%, 3/1/30	EUR	470,000	559,632
4.125%, 8/25/27		840,000	876,750
5.625%, 11/18/50		600,000	681,000
			3,587,329

Romania—0.2%
Romania Sr. Unsec. Bonds:
2.75%, 10/29/25[1]	EUR	980,000	1,078,800
3.875%, 10/29/35[1]	EUR	305,000	338,761
4.875%, 1/22/24[1]		1,120,000	1,188,701
			2,606,262

Russia—0.4%
Russian Federation Unsec. Nts., 7.50%, 8/18/21	RUB	463,280,000	7,394,959

Senegal—0.0%
Republic of Senegal Unsec. Bonds, 6.25%, 7/30/24[1]		540,000	540,629

Serbia—0.2%
Republic of Serbia Sr. Unsec. Nts., 5.25%, 11/21/17[1]		1,005,000	1,030,940
Republic of Serbia Unsec. Nts., 5.875%, 12/3/18[1]		2,115,000	2,216,262
			3,247,202

South Africa—0.4%
Republic of South Africa Unsec. Bonds: Series 2037, 8.50%, 1/31/37	ZAR	24,200,000	1,586,068

13      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

		Principal Amount	Value
South Africa (Continued)
Republic of South Africa Unsec. Bonds: (Continued)
Series R186, 10.50%, 12/21/26	ZAR	65,975,000	$5,298,440
			6,884,508
Sri Lanka—0.2%
Democratic Socialist Republic of Sri Lanka Sr. Unsec. Bonds:
5.875%, 7/25/22[1]		1,105,000	1,089,553
6.25%, 10/4/20[1]		495,000	509,235
6.85%, 11/3/25[1]		455,000	449,100
Democratic Socialist Republic of Sri Lanka Sr. Unsec. Nts., 6%, 1/14/19[1]		1,515,000	1,561,370
			3,609,258
Turkey—0.2%
Republic of Turkey Unsec. Nts., 8.80%, 11/14/18	TRY	10,570,000	2,924,290
Ukraine—0.5%
Ukraine Sr. Unsec. Nts., 7.75%, 9/1/19		8,450,000	8,522,163
Uruguay—0.2%
Oriental Republic of Uruguay Sr. Unsec. Bonds, 5.10%, 6/18/50		2,810,000	2,536,025
Vietnam—0.1%
Socialist Republic of Vietnam Sr. Unsec. Bonds, 4.80%, 11/19/24[1]		1,065,000	1,052,865
Total Foreign Government Obligations (Cost $120,019,033)			118,334,274

Corporate Loans—0.1%
Affinion Group, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.75%, 4/30/18[2]		781,283	777,946
Caesars Entertainment Resort Properties LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 7.00%, 10/11/20[2]		941,010	952,302
Pharmaceutical Product Development LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche D, 4.25%, 8/18/22[2]		762,261	770,836
Total Corporate Loans (Cost $2,483,172)			2,501,084

Corporate Bonds and Notes—46.5%
Consumer Discretionary—8.9%
Auto Components—0.5%
BorgWarner, Inc., 4.375% Sr. Unsec. Nts., 3/15/45		192,000	184,916
Dana Financing Luxembourg Sarl, 6.50% Sr. Unsec. Nts., 6/1/26[1]		1,245,000	1,304,137
Gates Global LLC/Gates Global Co., 6% Sr. Unsec. Nts., 7/15/22[1]		1,075,000	1,056,725
Goodyear Tire & Rubber Co. (The): 5.00% Sr. Unsec. Nts., 5/31/26		665,000	663,630
5.125% Sr. Unsec. Nts., 11/15/23		1,815,000	1,878,525
Grinding Media, Inc./MC Grinding Media Canada, Inc., 7.375% Sr. Sec. Nts., 12/15/23[1]		505,000	531,816
MPG Holdco I, Inc., 7.375% Sr. Unsec. Nts., 10/15/22		2,490,000	2,614,500
Tenneco, Inc., 5% Sr. Unsec. Nts., 7/15/26		495,000	486,956
			8,721,205
Automobiles—0.6%
Daimler Finance North America LLC:
1.50% Sr. Unsec. Nts., 7/5/19[1]		861,000	847,058
8.50% Sr. Unsec. Unsub. Nts., 1/18/31		485,000	730,260
Ford Motor Credit Co. LLC, 3.664% Sr. Unsec. Nts., 9/8/24		2,067,000	2,017,789
General Motors Co.:
5.00% Sr. Unsec. Nts., 4/1/35		1,705,000	1,665,052
6.25% Sr. Unsec. Nts., 10/2/43		820,000	908,044

	Principal Amount	Value
Automobiles (Continued)
General Motors Financial Co., Inc., 3% Sr. Unsec. Nts., 9/25/17	$616,000	$621,985
Harley-Davidson, Inc., 4.625% Sr. Unsec. Nts., 7/28/45	258,000	254,959
Hyundai Capital America, 2.40% Sr. Unsec. Nts., 10/30/18[1]	624,000	626,648
Nissan Motor Acceptance Corp.:
1.55% Sr. Unsec. Nts., 9/13/19[1]	234,000	230,455
2.00% Sr. Unsec. Nts., 3/8/19[1]	645,000	643,538
Volkswagen Group of America Finance LLC, 1.60% Sr. Unsec. Nts., 11/20/17[1]	976,000	973,143
ZF North America Capital, Inc., 4.75% Sr. Unsec. Nts., 4/29/25[1]	926,000	945,678
		10,464,609
Distributors—0.1%
LKQ Corp., 4.75% Sr. Unsec. Nts., 5/15/23	2,172,000	2,172,000
Diversified Consumer Services—0.1%
Service Corp. International, 5.375% Sr. Unsec. Nts., 5/15/24	813,000	851,617
Hotels, Restaurants & Leisure—2.0%
1011778 B.C. ULC/New Red Finance, Inc., 6% Sec. Nts., 4/1/22[1]	2,285,000	2,393,538
Aramark Services, Inc., 4.75% Sr. Unsec. Nts., 6/1/26[1]	745,000	739,412
Boyd Gaming Corp.:
6.375% Sr. Unsec. Nts., 4/1/26[1]	235,000	254,270
6.875% Sr. Unsec. Nts., 5/15/23	1,400,000	1,510,250
Caesars Entertainment Resort Properties LLC, 11% Sec. Nts., 10/1/21	835,000	916,412
Caesars Growth Properties Holdings LLC/Caesars Growth Properties Finance, Inc., 9.375% Sec. Nts., 5/1/22	830,000	898,475
CEC Entertainment, Inc., 8% Sr. Unsec. Nts., 2/15/22	230,000	235,750
Churchill Downs, Inc., 5.375% Sr. Unsec. Nts., 12/15/21	1,770,000	1,845,225
Greektown Holdings LLC/Greektown Mothership Corp., 8.875% Sec. Nts., 3/15/19[1]	2,005,000	2,117,781
Hilton Domestic Operating Co., Inc., 4.25% Sr. Unsec. Nts., 9/1/24[1]	500,000	487,500
Hilton Grand Vacations Borrower LLC/Hilton Grand Vacations Borrower, Inc., 6.125% Sr. Unsec. Nts., 12/1/24[1]	1,260,000	1,315,125
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., 5.625% Sr. Unsec. Nts., 10/15/21	140,000	144,629
International Game Technology plc, 6.25% Sr. Sec. Nts., 2/15/22[1]	2,100,000	2,262,750
Isle of Capri Casinos, Inc., 5.875% Sr. Unsec. Nts., 3/15/21	970,000	1,004,556
KFC Holding Co./Pizza Hut Holdings LLC/ Taco Bell of America LLC:
5.00% Sr. Unsec. Nts., 6/1/24[1]	1,245,000	1,274,569
5.25% Sr. Unsec. Nts., 6/1/26[1]	995,000	1,012,413
Landry’s, Inc., 6.75% Sr. Unsec. Nts., 10/15/24[1]	2,510,000	2,553,925
Marriott International, Inc.:
3.25% Sr. Unsec. Nts., 9/15/22	388,000	391,319
6.375% Sr. Unsec. Nts., 6/15/17	561,000	573,230
McDonald’s Corp., 2.75% Sr. Unsec. Nts., 12/9/20	387,000	393,077
MCE Finance Ltd., 5% Sr. Unsec. Nts., 2/15/21[1]	1,080,000	1,078,519
MGM Growth Properties Operating Partnership LP/MGP Escrow Co.-Issuer, Inc., 5.625% Sr. Unsec. Nts., 5/1/24[1]	1,230,000	1,291,500

14      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

	Principal Amount	Value
Hotels, Restaurants & Leisure (Continued)
MGM Resorts International:
6.00% Sr. Unsec. Nts., 3/15/23	$1,250,000	$1,353,125
6.625% Sr. Unsec. Nts., 12/15/21	1,155,000	1,293,600
Mohegan Tribal Gaming Authority, 7.875% Sr. Unsec. Nts., 10/15/24[1]	780,000	798,525
PF Chang’s China Bistro, Inc., 10.25% Sr. Unsec. Nts., 6/30/20[1]	550,000	540,375
Premier Cruises Ltd., 11% Sr. Unsec. Nts., 3/15/08[1,8]	250,000	—
Scientific Games International, Inc., 10% Sr. Unsec. Nts., 12/1/22	785,000	785,000
Six Flags Entertainment Corp., 4.875% Sr. Unsec. Nts., 7/31/24[1]	500,000	495,000
Sugarhouse HSP Gaming Prop Mezz LP/ Sugarhouse HSP Gaming Finance Corp., 6.375% Sr. Sec. Nts., 6/1/21[1]	560,000	561,400
Viking Cruises Ltd., 8.50% Sr. Unsec. Nts., 10/15/22[1]	2,235,000	2,327,194
		32,848,444

Household Durables—1.0%
Ardagh Packaging Finance plc/Ardagh Holdings USA, Inc., 7.25% Sr. Unsec. Nts., 5/15/24[1]	1,235,000	1,306,012
Beazer Homes USA, Inc.:
7.25% Sr. Unsec. Nts., 2/1/23	870,000	887,400
8.75% Sr. Unsec. Nts., 3/15/22[1]	785,000	849,762
KB Home:
7.00% Sr. Unsec. Nts., 12/15/21	1,100,000	1,166,000
7.625% Sr. Unsec. Nts., 5/15/23	1,075,000	1,131,437
Lennar Corp.:
4.75% Sr. Unsec. Nts., 11/15/22	400,000	412,000
4.75% Sr. Unsec. Nts., 5/30/25	2,498,000	2,448,040
Meritage Homes Corp., 7.15% Sr. Unsec. Nts., 4/15/20	770,000	839,300
Newell Brands, Inc.:
2.15% Sr. Unsec. Nts., 10/15/18	386,000	388,013
5.00% Sr. Unsec. Nts., 11/15/23	628,000	673,607
5.50% Sr. Unsec. Nts., 4/1/46	289,000	331,911
PulteGroup, Inc.:
4.25% Sr. Unsec. Nts., 3/1/21	495,000	508,613
5.00% Sr. Unsec. Nts., 1/15/27	970,000	925,138
5.50% Sr. Unsec. Nts., 3/1/26	740,000	737,225
6.00% Sr. Unsec. Nts., 2/15/35	80,000	77,200
Standard Industries, Inc., 5.50% Sr. Unsec. Nts., 2/15/23[1]	245,000	254,825
Taylor Morrison Communities, Inc./ Monarch Communities, Inc., 5.875% Sr. Unsec. Nts., 4/15/23[1]	1,060,000	1,081,200
Toll Brothers Finance Corp., 4.375% Sr. Unsec. Nts., 4/15/23	1,929,000	1,931,411
Whirlpool Corp., 1.65% Sr. Unsec. Nts., 11/1/17	280,000	280,442
		16,229,536

Leisure Equipment & Products—0.1%
Mattel, Inc., 1.70% Sr. Unsec. Nts., 3/15/18	647,000	645,653
Proven Honour Capital Ltd., 4.125% Sr. Unsec. Nts., 5/6/26	900,000	895,722
		1,541,375

Media—3.2%
21st Century Fox America, Inc., 4.75% Sr. Unsec. Nts., 11/15/46[1]	377,000	378,877
Altice Financing SA, 6.50% Sec. Nts., 1/15/22[1]	2,435,000	2,544,575
Altice Finco SA, 8.125% Sec. Nts., 1/15/24[1]	1,260,000	1,310,400
AMC Entertainment Holdings, Inc.: 5.75% Sr. Sub. Nts., 6/15/25	745,000	765,487

	Principal Amount	Value
Media (Continued)
AMC Entertainment Holdings, Inc.: (Continued)
5.875% Sr. Sub. Nts., 11/15/26[1]	$760,000	$779,000
Belo Corp., 7.75% Sr. Unsec. Nts., 6/1/27	1,202,000	1,292,150
CCO Holdings LLC/CCO Holdings Capital Corp., 5.75% Sr. Unsec. Nts., 2/15/26[1]	1,135,000	1,177,562
Cequel Communications Holdings I LLC/ Cequel Capital Corp., 6.375% Sr. Unsec. Nts., 9/15/20[1]	2,475,000	2,555,437
Charter Communications Operating LLC/ Charter Communications Operating Capital:
4.464% Sr. Sec. Nts., 7/23/22	417,000	435,853
6.484% Sr. Sec. Nts., 10/23/45	612,000	708,761
Cinemark USA, Inc., 4.875% Sr. Unsec. Nts., 6/1/23	495,000	503,662
Clear Channel Worldwide Holdings, Inc.: 6.50% Sr. Unsec. Nts., Series B, 11/15/22	2,455,000	2,522,512
7.625% Sr. Sub. Nts., Series B, 3/15/20	1,695,000	1,700,288
Comcast Corp., 2.35% Sr. Unsec. Nts., 1/15/27	858,000	792,774
CSC Holdings LLC:
5.25% Sr. Unsec. Nts., 6/1/24	1,200,000	1,176,000
5.50% Sr. Unsec. Nts., 4/15/27[1]	750,000	761,250
10.875% Sr. Unsec. Nts., 10/15/25[1]	860,000	1,025,550
DISH DBS Corp.:
5.875% Sr. Unsec. Nts., 11/15/24	2,950,000	3,046,613
6.75% Sr. Unsec. Nts., 6/1/21	925,000	1,005,938
7.75% Sr. Unsec. Nts., 7/1/26	250,000	282,500
Gray Television, Inc.:
5.125% Sr. Unsec. Nts., 10/15/24[1]	760,000	737,200
5.875% Sr. Unsec. Nts., 7/15/26[1]	2,380,000	2,368,100
iHeartCommunications, Inc., 9% Sr. Sec. Nts., 12/15/19	875,000	718,594
Interpublic Group of Cos., Inc. (The), 4.20% Sr. Unsec. Nts., 4/15/24	283,000	290,904
LIN Television Corp., 6.375% Sr. Unsec. Nts., 1/15/21	1,200,000	1,243,500
Lions Gate Entertainment Corp., 5.875% Sr. Unsec. Nts., 11/1/24[1]	2,000,000	2,040,000
MDC Partners, Inc., 6.50% Sr. Unsec. Nts., 5/1/24[1]	490,000	443,450
Mediacom LLC/Mediacom Capital Corp., 7.25% Sr. Unsec. Nts., 2/15/22	1,465,000	1,514,444
Nexstar Broadcasting, Inc., 6.125% Sr. Unsec. Nts., 2/15/22[1]	755,000	785,200
Nexstar Escrow Corp., 5.625% Sr. Unsec. Nts., 8/1/24[1]	1,245,000	1,238,775
SFR Group SA, 6% Sr. Sec. Nts., 5/15/22[1]	2,540,000	2,616,200
Sinclair Television Group, Inc.:
5.625% Sr. Unsec. Nts., 8/1/24[1]	1,845,000	1,891,125
6.125% Sr. Unsec. Nts., 10/1/22	740,000	775,150
Sirius XM Radio, Inc.:
5.375% Sr. Unsec. Nts., 7/15/26[1]	995,000	975,100
6.00% Sr. Unsec. Nts., 7/15/24[1]	245,000	256,638
Sky plc:
3.75% Sr. Unsec. Nts., 9/16/24[1]	433,000	434,569
6.10% Sr. Unsec. Nts., 2/15/18[1]	317,000	330,802
TEGNA, Inc., 5.50% Sr. Unsec. Nts., 9/15/24[1]	1,680,000	1,703,100
Thomson Reuters Corp., 1.65% Sr. Unsec. Nts., 9/29/17	628,000	628,791
Time Warner Cable LLC, 4.50% Sr. Unsec. Unsub. Nts., 9/15/42	438,000	397,405
Time Warner, Inc.:
2.95% Sr. Unsec. Nts., 7/15/26	462,000	430,600
3.875% Sr. Unsec. Nts., 1/15/26	200,000	200,317

15      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

	Principal Amount	Value
Media (Continued)
Tribune Media Co., 5.875% Sr. Unsec. Nts., 7/15/22	$965,000	$983,094
Univision Communications, Inc.:
5.125% Sr. Sec. Nts., 5/15/23[1]	245,000	242,244
5.125% Sr. Sec. Nts., 2/15/25[1]	2,045,000	1,963,200
Viacom, Inc.:
2.25% Sr. Unsec. Nts., 2/4/22	191,000	179,522
3.45% Sr. Unsec. Nts., 10/4/26	231,000	213,607
4.375% Sr. Unsec. Nts., 3/15/43	292,000	233,008
Virgin Media Secured Finance plc:
5.25% Sr. Sec. Nts., 1/15/26[1]	577,000	571,951
5.50% Sr. Sec. Nts., 8/15/26[1]	705,000	705,000
Ziggo Secured Finance BV, 5.50% Sr. Sec. Nts., 1/15/27[1]	2,515,000	2,457,910
		54,334,689
Multiline Retail—0.1%
Dollar Tree, Inc., 5.75% Sr. Sec. Nts., 3/1/23	2,149,000	2,286,149
Specialty Retail—0.6%
AutoZone, Inc.:
1.30% Sr. Unsec. Nts., 1/13/17	161,000	161,006
1.625% Sr. Unsec. Nts., 4/21/19	174,000	172,466
Best Buy Co., Inc., 5.50% Sr. Unsec. Nts., 3/15/21	574,000	630,815
CST Brands, Inc., 5% Sr. Unsec. Nts., 5/1/23	1,255,000	1,302,062
GameStop Corp.:
5.50% Sr. Unsec. Nts., 10/1/19[1]	1,030,000	1,058,325
6.75% Sr. Unsec. Nts., 3/15/21[1]	1,425,000	1,439,250
Guitar Center, Inc., 6.50% Sr. Sec. Nts., 4/15/19[1]	615,000	561,187
L Brands, Inc.:
5.625% Sr. Unsec. Nts., 2/15/22	324,000	346,275
6.625% Sr. Unsec. Nts., 4/1/21	1,085,000	1,223,338
6.875% Sr. Unsec. Nts., 11/1/35	1,595,000	1,634,875
Lowe’s Cos., Inc., 3.70% Sr. Unsec. Nts., 4/15/46	414,000	386,620
Ross Stores, Inc., 3.375% Sr. Unsec. Nts., 9/15/24	555,000	559,118
Sally Holdings LLC/Sally Capital, Inc., 5.625% Sr. Unsec. Nts., 12/1/25	890,000	930,050
Signet UK Finance plc, 4.70% Sr. Unsec. Nts., 6/15/24	480,000	460,192
		10,865,579
Textiles, Apparel & Luxury Goods—0.6%
Hanesbrands, Inc.:
4.625% Sr. Unsec. Nts., 5/15/24[1]	425,000	414,375
4.875% Sr. Unsec. Nts., 5/15/26[1]	1,143,000	1,122,998
Levi Strauss & Co., 5% Sr. Unsec. Nts., 5/1/25	3,031,000	3,046,155
PVH Corp., 4.50% Sr. Unsec. Unsub. Nts., 12/15/22	1,002,000	1,022,040
Springs Industries, Inc., 6.25% Sr. Sec. Nts., 6/1/21	3,060,000	3,182,400
William Carter Co. (The), 5.25% Sr. Unsec. Nts., 8/15/21	825,000	859,031
		9,646,999
Consumer Staples—2.7%
Beverages—0.4%
Anheuser-Busch InBev Finance, Inc.:
1.90% Sr. Unsec. Nts., 2/1/19	970,000	971,667
3.65% Sr. Unsec. Nts., 2/1/26	508,000	515,890
4.90% Sr. Unsec. Nts., 2/1/46	343,000	369,747
Anheuser-Busch InBev Worldwide, Inc., 8.20% Sr. Unsec. Unsub. Nts., 1/15/39	390,000	587,427
Beam Suntory, Inc., 1.875% Sr. Unsec. Nts., 5/15/17	305,000	305,456

	Principal Amount	Value
Beverages (Continued)
Constellation Brands, Inc., 4.75% Sr. Unsec. Nts., 11/15/24	$915,000	$975,847
Molson Coors Brewing Co.:
1.45% Sr. Unsec. Nts., 7/15/19	348,000	342,928
2.10% Sr. Unsec. Nts., 7/15/21	833,000	811,394
4.20% Sr. Unsec. Nts., 7/15/46	241,000	225,153
Pernod Ricard SA:
2.95% Sr. Unsec. Nts., 1/15/17[1]	708,000	708,386
4.25% Sr. Unsec. Nts., 7/15/22[1]	704,000	736,766
		6,550,661
Food & Staples Retailing—0.8%
Albertsons Cos. LLC/Safeway, Inc./ New Albertson’s, Inc./Albertson’s LLC, 6.625% Sr. Unsec. Nts., 6/15/24[1]	745,000	778,525
CVS Health Corp., 2.875% Sr. Unsec. Nts., 6/1/26	932,000	888,838
Ingles Markets, Inc., 5.75% Sr. Unsec. Nts., 6/15/23	1,485,000	1,533,263
Koninklijke Ahold Delhaize NV, 6.50% Sr. Unsec. Nts., 6/15/17	565,000	577,310
Kroger Co. (The):
2.00% Sr. Unsec. Nts., 1/15/19	40,000	40,102
6.40% Sr. Unsec. Nts., 8/15/17	559,000	575,676
6.80% Sr. Unsec. Nts., 12/15/18	287,000	314,259
6.90% Sr. Unsec. Nts., 4/15/38	248,000	317,598
New Albertsons, Inc., 7.45% Sr. Unsec. Nts., 8/1/29	740,000	703,000
Omnicare, Inc., 4.75% Sr. Unsec. Nts., 12/1/22	1,765,000	1,876,899
Performance Food Group, Inc., 5.50% Sr. Unsec. Nts., 6/1/24[1]	495,000	499,950
Rite Aid Corp., 6.125% Sr. Unsec. Nts., 4/1/23[1]	2,100,000	2,265,375
Simmons Foods, Inc., 7.875% Sec. Nts., 10/1/21[1]	10,000	10,325
SUPERVALU, Inc., 6.75% Sr. Unsec. Nts., 6/1/21	740,000	751,100
US Foods, Inc., 5.875% Sr. Unsec. Nts., 6/15/24[1]	125,000	129,688
Walgreens Boots Alliance, Inc.:
1.75% Sr. Unsec. Nts., 5/30/18	667,000	667,796
3.10% Sr. Unsec. Nts., 6/1/23	1,020,000	1,013,596
Wal-Mart Stores, Inc., 4.30% Sr. Unsec. Nts., 4/22/44	498,000	525,746
		13,469,046
Food Products—0.9%
Bunge Ltd. Finance Corp.:
3.20% Sr. Unsec. Nts., 6/15/17	615,000	619,680
3.25% Sr. Unsec. Nts., 8/15/26	590,000	566,873
8.50% Sr. Unsec. Nts., 6/15/19	400,000	458,593
Dean Foods Co., 6.50% Sr. Unsec. Nts., 3/15/23[1]	2,065,000	2,178,575
ESAL GmbH, 6.25% Sr. Unsec. Nts., 2/5/23[1]	530,000	534,240
Ingredion, Inc., 1.80% Sr. Unsec. Nts., 9/25/17	635,000	635,885
JBS USA LLC/JBS USA Finance, Inc., 5.75% Sr. Unsec. Nts., 6/15/25[1]	1,315,000	1,338,012
JM Smucker Co. (The), 1.75% Sr. Unsec. Nts., 3/15/18	498,000	498,732
Kraft Heinz Foods Co.:
2.80% Sr. Unsec. Nts., 7/2/20	867,000	875,341
4.375% Sr. Unsec. Nts., 6/1/46	526,000	495,955
Lamb Weston Holdings, Inc., 4.875% Sr. Unsec. Nts., 11/1/26[1]	498,000	493,954
Land O’ Lakes, Inc., 6% Sr. Unsec. Nts., 11/15/22[1]	745,000	815,775

16      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

	Principal Amount	Value
Food Products (Continued)
Minerva Luxembourg SA, 6.50% Sr. Unsec. Nts., 9/20/26[1]	$585,000	$565,987
Mondelez International Holdings Netherlands BV, 1.625% Sr. Unsec. Nts., 10/28/19[1]	966,000	947,148
Pilgrim’s Pride Corp., 5.75% Sr. Unsec. Nts., 3/15/25[1]	910,000	914,550
Post Holdings, Inc., 6.75% Sr. Unsec. Nts., 12/1/21[1]	940,000	1,005,800
TreeHouse Foods, Inc., 6% Sr. Unsec. Nts., 2/15/24[1]	1,445,000	1,520,862
WhiteWave Foods Co. (The), 5.375% Sr. Unsec. Nts., 10/1/22	670,000	736,163
		15,202,125
Household Products—0.0%
Spectrum Brands, Inc., 6.125% Sr. Unsec. Nts., 12/15/24	360,000	381,600
Personal Products—0.4%
Avon International Operations, Inc., 7.875% Sr. Sec. Nts., 8/15/22[1]	3,035,000	3,213,306
Edgewell Personal Care Co., 4.70% Sr. Unsec. Nts., 5/24/22	85,000	87,975
Revlon Consumer Products Corp.:
5.75% Sr. Unsec. Nts., 2/15/21	2,205,000	2,227,050
6.25% Sr. Unsec. Nts., 8/1/24	500,000	513,750
		6,042,081
Tobacco—0.2%
Altria Group, Inc., 3.875% Sr. Unsec. Nts., 9/16/46	588,000	543,825
Imperial Brands Finance plc, 2.05% Sr. Unsec. Nts., 7/20/18[1]	947,000	946,987
Reynolds American, Inc., 5.85% Sr. Unsec. Nts., 8/15/45	738,000	875,523
Vector Group Ltd., 7.75% Sr. Sec. Nts., 2/15/21	1,170,000	1,222,650
		3,588,985
Energy—8.8%
Energy Equipment & Services—1.1%
Endeavor Energy Resources LP/EER Finance, Inc., 7% Sr. Unsec. Nts., 8/15/21[1]	550,000	574,750
Ensco plc, 5.20% Sr. Unsec. Nts., 3/15/25	685,000	595,039
Halliburton Co., 5% Sr. Unsec. Nts., 11/15/45	257,000	279,270
Helmerich & Payne International Drilling Co., 4.65% Sr. Unsec. Nts., 3/15/25	247,000	255,332
McDermott International, Inc., 8% Sec. Nts., 5/1/21[1]	1,585,000	1,608,775
Noble Holding International Ltd., 7.75% Sr. Unsec. Nts., 1/15/24	760,000	716,756
Pertamina Persero PT:
5.625% Sr. Unsec. Nts., 5/20/43[1]	962,000	889,926
6.45% Sr. Unsec. Nts., 5/30/44[1]	2,860,000	2,906,549
Precision Drilling Corp., 6.625%, 11/15/20	466,370	475,697
Rowan Cos., Inc.:
4.875% Sr. Unsec. Unsub. Nts., 6/1/22	1,012,000	961,400
7.375% Sr. Unsec. Nts., 6/15/25	1,775,000	1,814,937
Schlumberger Holdings Corp.:
1.90% Sr. Unsec. Nts., 12/21/17[1]	789,000	792,082
4.00% Sr. Unsec. Nts., 12/21/25[1]	528,000	553,206
Sinopec Group Overseas Development 2014 Ltd., 1.75% Sr. Unsec. Nts., 4/10/17[1]	637,000	636,982
Transocean, Inc., 9% Sr. Unsec. Nts., 7/15/23[1]	2,155,000	2,219,650

	Principal Amount	Value
Energy Equipment & Services (Continued)
Unit Corp., 6.625% Sr. Sub. Nts., 5/15/21	$1,970,000	$1,920,750
Weatherford International Ltd., 9.875% Sr. Unsec. Nts., 2/15/24[1]	507,000	541,537
		17,742,638
Oil, Gas & Consumable Fuels—7.7%
Alta Mesa Holdings LP/Alta Mesa Finance Services Corp., 7.875% Sr. Unsec. Nts., 12/15/24[1]	1,010,000	1,050,400
Anadarko Petroleum Corp.: 4.50% Sr. Unsec. Nts., 7/15/44	168,000	158,149
6.20% Sr. Unsec. Nts., 3/15/40	175,000	200,753
Apache Corp., 4.75% Sr. Unsec. Nts., 4/15/43	317,000	327,134
Baytex Energy Corp., 5.625% Sr. Unsec. Nts., 6/1/24[1]	1,635,000	1,451,062
Bharat Petroleum Corp. Ltd., 4% Sr. Unsec. Nts., 5/8/25	1,960,000	1,925,990
Bill Barrett Corp.:
7.00% Sr. Unsec. Nts., 10/15/22	1,370,000	1,315,200
7.625% Sr. Unsec. Nts., 10/1/19	2,863,000	2,834,370
Blue Racer Midstream LLC/Blue Racer Finance Corp., 6.125% Sr. Unsec. Nts., 11/15/22[1]	570,000	572,850
Boardwalk Pipelines LP, 4.95% Sr. Unsec. Nts., 12/15/24	480,000	493,060
BP Capital Markets plc, 1.676% Sr. Unsec. Nts., 5/3/19	967,000	960,245
Buckeye Partners LP, 3.95% Sr. Unsec. Nts., 12/1/26	230,000	224,505
California Resources Corp., 8% Sec. Nts., 12/15/22[1]	2,658,000	2,378,910
Calumet Specialty Products Partners LP/Calumet Finance Corp., 6.50% Sr. Unsec. Nts., 4/15/21	1,415,000	1,206,287
Carrizo Oil & Gas, Inc., 6.25% Sr. Unsec. Nts., 4/15/23	2,525,000	2,600,750
Cheniere Corpus Christi Holdings LLC:
5.875% Sr. Sec. Nts., 3/31/25[1]	2,530,000	2,590,872
7.00% Sr. Sec. Nts., 6/30/24[1]	2,065,000	2,245,687
Chesapeake Energy Corp.:
4.875% Sr. Unsec. Nts., 4/15/22	630,000	578,025
6.125% Sr. Unsec. Nts., 2/15/21	1,135,000	1,112,300
8.00% Sec. Nts., 12/15/22[1]	2,245,000	2,434,141
8.00% Sr. Unsec. Nts., 1/15/25[1]	760,000	778,050
Chevron Corp., 1.561% Sr. Unsec. Nts., 5/16/19	972,000	968,526
CITGO Petroleum Corp., 6.25% Sr. Sec. Nts., 8/15/22[1]	70,000	73,150
Cloud Peak Energy Resources LLC/Cloud Peak Energy Finance Corp., 12% Sec. Nts., 11/1/21	1,440,000	1,504,800
CNOOC Finance 2011 Ltd., 4.25% Sr. Unsec. Nts., 1/26/21[1]	650,000	677,851
CNOOC Nexen Finance 2014 ULC, 1.625% Sr. Unsec. Nts., 4/30/17	546,000	545,678
Columbia Pipeline Group, Inc., 4.50% Sr. Unsec. Nts., 6/1/25	458,000	481,382
Compania General de Combustibles SA, 9.50% Sr. Unsec. Nts., 11/7/21[1]	445,000	449,895
Concho Resources, Inc., 5.50% Sr. Unsec. Unsub. Nts., 4/1/23	740,000	770,562
ConocoPhillips Co.:
4.95% Sr. Unsec. Nts., 3/15/26	108,000	119,291
5.95% Sr. Unsec. Nts., 3/15/46	230,000	285,160
CONSOL Energy, Inc.:
5.875% Sr. Unsec. Nts., 4/15/22	2,730,000	2,689,050
8.00% Sr. Unsec. Nts., 4/1/23	1,320,000	1,361,250

17      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

	Principal Amount	Value
Oil, Gas & Consumable Fuels (Continued)
Continental Resources, Inc., 5% Sr. Unsec. Nts., 9/15/22	$520,000	$526,833
Denbury Resources, Inc.:
5.50% Sr. Sub. Nts., 5/1/22	987,000	866,092
6.375% Sr. Sub. Nts., 8/15/21	2,755,000	2,493,275
9.00% Sec. Nts., 5/15/21[1]	1,140,000	1,239,750
Devon Energy Corp., 4.75% Sr. Unsec. Nts., 5/15/42	1,367,000	1,293,729
Energy Transfer Equity LP, 7.50% Sr. Sec. Nts., 10/15/20	1,975,000	2,212,000
EnLink Midstream Partners LP, 4.85% Sr. Unsec. Nts., 7/15/26	233,000	235,152
Enterprise Products Operating LLC:
4.85% Sr. Unsec. Nts., 8/15/42	174,000	174,288
4.90% Sr. Unsec. Nts., 5/15/46	171,000	175,876
EP Energy LLC/Everest Acquisition Finance, Inc.:
7.75% Sr. Unsec. Nts., 9/1/22	860,000	700,900
8.00% Sr. Sec. Nts., 11/29/24[1]	1,260,000	1,360,422
9.375% Sr. Unsec. Nts., 5/1/20	635,000	588,562
EQT Midstream Partners LP, 4.125% Sr. Unsec. Nts., 12/1/26	537,000	523,722
Gazprom OAO Via Gaz Capital SA, 4.95% Sr. Unsec. Nts., 7/19/22[1]	3,580,000	3,697,428
Genesis Energy LP/Genesis Energy Finance Corp.:
5.75% Sr. Unsec. Nts., 2/15/21	515,000	522,725
6.00% Sr. Unsec. Nts., 5/15/23	885,000	904,913
Gulfport Energy Corp., 6% Sr. Unsec. Nts., 10/15/24[1]	1,765,000	1,804,712
Halcon Resources Corp.:
8.625% Sec. Nts., 2/1/20[1]	1,745,000	1,823,525
12.00% Sec. Nts., 2/15/22[1]	274,000	300,030
Hess Corp., 5.60% Sr. Unsec. Nts., 2/15/41	525,000	535,156
Indian Oil Corp. Ltd., 5.75% Sr. Unsec. Nts., 8/1/23	1,215,000	1,333,322
Jones Energy Holdings LLC/Jones Energy Finance Corp., 6.75% Sr. Unsec. Nts., 4/1/22	1,888,000	1,807,760
KazMunayGas National Co. JSC:
4.40% Sr. Unsec. Nts., 4/30/23[1]	280,000	275,949
6.375% Sr. Unsec. Nts., 4/9/21[1]	2,300,000	2,502,239
7.00% Sr. Unsec. Nts., 5/5/20[1]	1,880,000	2,070,406
Kinder Morgan, Inc., 5.55% Sr. Unsec. Nts., 6/1/45	754,000	794,482
Laredo Petroleum, Inc., 5.625% Sr. Unsec. Nts., 1/15/22	1,590,000	1,609,875
LBC Tank Terminals Holding Netherlands BV, 6.875% Sr. Unsec. Nts., 5/15/231	1,530,000	1,572,075
MEG Energy Corp.:
6.50% Sr. Unsec. Nts., 3/15/21[1]	1,345,000	1,250,850
7.00% Sr. Unsec. Nts., 3/31/24[1]	1,355,000	1,233,050
Murphy Oil Corp.:
4.70% Sr. Unsec. Nts., 12/1/22	785,000	761,207
6.875% Sr. Unsec. Nts., 8/15/24	720,000	768,600
Murray Energy Corp., 11.25% Sec. Nts., 4/15/21[1]	3,250,000	2,526,875
Newfield Exploration Co., 5.625% Sr. Unsec. Nts., 7/1/24	515,000	539,462
NGL Energy Partners LP/NGL Energy
Finance Corp.:
6.875% Sr. Unsec. Nts., 10/15/21	1,365,000	1,402,537
7.50% Sr. Unsec. Nts., 11/1/23[1]	885,000	918,187
Noble Energy, Inc., 5.05% Sr. Unsec. Nts., 11/15/44	240,000	241,155
Novatek OAO via Novatek Finance DAC, 4.422% Sr. Unsec. Nts., 12/13/22[1]	915,000	908,888

		Principal Amount	Value
Oil, Gas & Consumable Fuels (Continued)
Oasis Petroleum, Inc.:
6.875% Sr. Unsec. Nts., 3/15/22		$1,110,000	$1,143,300
6.875% Sr. Unsec. Nts., 1/15/23		1,545,000	1,591,350
ONEOK Partners LP, 4.90% Sr. Unsec. Nts., 3/15/25		421,000	451,774
ONEOK, Inc., 7.50% Sr. Unsec. Nts., 9/1/23		1,360,000	1,567,400
PBF Holding Co. LLC/PBF Finance Corp., 7% Sr. Sec. Nts., 11/15/23[1]		2,090,000	2,090,000
Peabody Energy Corp.:
6.00% Sr. Unsec. Nts., 11/15/18		1,110,000	682,650
10.00% Sec. Nts., 3/15/22[1]		2,075,000	1,851,937
Petrobras Global Finance BV:
4.375% Sr. Unsec. Nts., 5/20/23		2,405,000	2,107,261
5.75% Sr. Unsec. Nts., 1/20/20		135,000	137,025
8.375% Sr. Unsec. Nts., 5/23/21		4,830,000	5,216,400
8.75% Sr. Unsec. Nts., 5/23/26		2,680,000	2,897,750
Petroleos Mexicanos:
3.75% Sr. Unsec. Nts., 4/16/26	EUR	1,005,000	1,029,386
4.625% Sr. Unsec. Nts., 9/21/23[1]		2,480,000	2,418,744
5.375% Sr. Unsec. Nts., 3/13/22[1]		510,000	522,867
5.50% Sr. Unsec. Nts., 6/27/44		1,720,000	1,439,984
6.375% Sr. Unsec. Nts., 2/4/21[1]		820,000	875,350
6.50% Sr. Unsec. Nts., 3/13/27[1]		1,030,000	1,063,732
6.875% Sr. Unsec. Nts., 8/4/26[1]		1,100,000	1,163,250
Phillips 66 Partners LP, 3.605% Sr. Unsec. Nts., 2/15/25		817,000	800,521
Rain CII Carbon LLC/CII Carbon Corp., 8% Sec. Nts., 12/1/18[1]		1,395,000	1,395,000
Range Resources Corp.:
5.00% Sr. Unsec. Nts., 8/15/22[1]		830,000	828,962
5.00% Sr. Unsec. Nts., 3/15/23[1]		325,000	322,563
Regency Energy Partners LP/Regency Energy Finance Corp., 5% Sr. Unsec. Nts., 10/1/22		645,000	683,625
Rose Rock Midstream LP/Rose Rock Finance Corp., 5.625% Sr. Unsec. Nts., 11/15/23		545,000	534,100
RSP Permian, Inc., 5.25% Sr. Unsec. Nts., 1/15/25[1]		760,000	765,700
Sabine Pass Liquefaction LLC, 5.75% Sr. Sec. Nts., 5/15/24		575,000	619,563
Sanchez Energy Corp.:
6.125% Sr. Unsec. Nts., 1/15/23		1,225,000	1,169,875
7.75% Sr. Unsec. Nts., 6/15/21		405,000	414,113
SemGroup Corp., 7.50% Sr. Unsec. Nts., 6/15/21		505,000	522,675
Shell International Finance BV:
1.375% Sr. Unsec. Nts., 5/10/19		728,000	720,740
4.00% Sr. Unsec. Nts., 5/10/46		355,000	339,620
SM Energy Co., 6.50% Sr. Unsec. Nts., 1/1/23		1,765,000	1,802,506
Southwestern Energy Co., 5.80% Sr. Unsec. Nts., 1/23/20		780,000	807,300
Summit Midstream Holdings LLC/Summit Midstream Finance Corp., 5.50% Sr. Unsec. Nts., 8/15/22		1,420,000	1,391,600
Sunoco LP/Sunoco Finance Corp., 6.375% Sr. Unsec. Nts., 4/1/23		755,000	768,212
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp., 5.50% Sr. Unsec. Nts., 9/15/24[1]		500,000	498,750
Tesoro Logistics LP, 5.25% Sr. Unsec.
Nts., 1/15/25		162,000	166,050
TransCanada PipeLines Ltd., 1.625% Sr. Unsec. Nts., 11/9/17		968,000	967,352
Ultrapar International SA, 5.25% Sr. Unsec. Nts., 10/6/26[1]		445,000	438,281

18      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

	Principal Amount	Value
Oil, Gas & Consumable Fuels (Continued)
Whiting Petroleum Corp., 5.75% Sr. Unsec. Nts., 3/15/21	$1,640,000	$1,641,378
WPX Energy, Inc.:
5.25% Sr. Unsec. Nts., 9/15/24	585,000	570,375
6.00% Sr. Unsec. Nts., 1/15/22	305,000	314,150
8.25% Sr. Unsec. Nts., 8/1/23	1,140,000	1,279,650
		129,874,165
Financials—6.2%
Capital Markets—1.3%
Affinion Group, Inc., 7.875% Sr. Unsec. Nts., 12/15/18	2,095,000	1,833,125
Apollo Management Holdings LP, 4% Sr. Unsec. Nts., 5/30/24[1]	765,000	758,348
Bank of New York Mellon Corp. (The), 3% Sub. Nts., 10/30/28	401,000	381,162
Brookfield Asset Management, Inc., 4% Sr. Unsec. Nts., 1/15/25	873,000	856,701
Brookfield Residential Properties, Inc., 6.50% Sr. Unsec. Nts., 12/15/20[1]	2,025,000	2,080,687
Credit Suisse AG (New York), 3.625% Sr. Unsec. Nts., 9/9/24	512,000	515,309
Credit Suisse Group Funding Guernsey Ltd., 4.55% Sr. Unsec. Nts., 4/17/26	360,000	374,077
Deutsche Bank AG (London), 6% Sr. Unsec. Nts., 9/1/17	474,000	485,272
Drawbridge Special Opportunities Fund LP/Drawbridge Special Opportunities Finance Corp., 5% Sr. Unsec. Nts., 8/1/21[1]	3,145,000	3,042,787
E*TRADE Financial Corp., 5.875% Jr. Sub. Perpetual Bonds[2,9]	978,000	974,821
Enviva Partners LP/Enviva Partners Finance Corp., 8.50% Sr. Unsec. Nts., 11/1/21[1]	1,235,000	1,290,575
Equate Petrochemical BV, 4.25% Sr. Unsec. Nts., 11/3/26[1]	1,010,000	967,115
Goldman Sachs Group, Inc. (The):
3.50% Sr. Unsec. Nts., 11/16/26	556,000	545,726
3.75% Sr. Unsec. Nts., 2/25/26	548,000	549,888
KCG Holdings, Inc., 6.875% Sr. Sec. Nts., 3/15/20[1]	1,275,000	1,281,375
Morgan Stanley, 5% Sub. Nts., 11/24/25	859,000	918,104
MPH Acquisition Holdings LLC, 7.125% Sr. Unsec. Nts., 6/1/24[1]	495,000	522,275
Prime Security Services Borrower LLC/Prime Finance, Inc., 9.25% Sec. Nts., 5/15/23[1]	495,000	540,169
Raymond James Financial, Inc., 3.625% Sr. Unsec. Nts., 9/15/26	543,000	529,835
Rivers Pittsburgh Borrower LP/Rivers Pittsburgh Finance Corp., 6.125% Sr. Sec. Nts., 8/15/21[1]	375,000	384,375
S&P Global, Inc., 2.50% Sr. Unsec. Nts., 8/15/18	941,000	949,066
Springleaf Finance Corp., 8.25% Sr. Unsec. Nts., 12/15/20	490,000	534,100
UBS Group Funding Jersey Ltd., 4.125% Sr. Unsec. Nts., 4/15/26[1]	584,000	597,580
		20,912,472
Commercial Banks—1.8%
Astana Finance JSC, 9.16% Sr. Unsec. Nts., 3/14/12[8]	315,159	—
Australia & New Zealand Banking Group Ltd., 6.75% Jr. Sub. Perpetual Bonds[1,2,9]	105,000	111,044
Banco ABC Brasil SA, 7.875% Sub. Nts., 4/8/20[1]	150,000	158,859
Banco Hipotecario SA, 9.75% Sr. Unsec. Nts., 11/30/20[1]	170,000	181,475

	Principal Amount	Value
Commercial Banks (Continued)
Banco Macro SA, 6.75% Sub. Nts., 11/4/26[1,2]	$265,000	$251,750
Bank of America Corp.:
3.248% Sr. Unsec. Nts., 10/21/27	803,000	767,088
7.75% Jr. Sub. Nts., 5/14/38	645,000	889,381
Bank of China Ltd., 5% Sub. Nts., 11/13/24[1]	575,000	597,328
BankAmerica Capital III, 1.45% Jr. Sub. Nts., 1/15/27[2]	420,000	380,625
BB&T Corp., 2.05% Sr. Unsec. Nts., 5/10/21	993,000	974,321
BPCE SA:
2.65% Sr. Unsec. Nts., 2/3/21	759,000	758,935
3.375% Sr. Unsec. Nts., 12/2/26	373,000	365,663
CIT Group, Inc.:
4.25% Sr. Unsec. Nts., 8/15/17	575,000	582,906
5.00% Sr. Unsec. Nts., 8/15/22	2,440,000	2,549,800
Citigroup, Inc., 6.675% Sub. Nts., 9/13/43	296,000	375,841
Citizens Bank NA (Providence RI), 2.55% Sr. Unsec. Nts., 5/13/21	776,000	771,350
Constellis Holdings LLC/Constellis Finance Corp., 9.75% Sec. Nts., 5/15/20[1]	1,420,000	1,462,600
Danske Bank AS, 2.80% Sr. Unsec. Nts., 3/10/21[1]	525,000	528,591
Fifth Third Bank (Cincinnati OH), 3.85% Sub. Nts., 3/15/26	491,000	494,358
First Republic Bank, 4.375% Sub. Nts., 8/1/46	405,000	368,801
Global Bank Corp., 4.50% Sr. Unsec. Nts., 10/20/21[1]	605,000	590,601
Grupo Aval Ltd., 4.75% Sr. Unsec. Nts., 9/26/22[1]	825,000	815,925
HSBC Holdings plc, 2.65% Sr. Unsec. Nts., 1/5/22	801,000	783,550
Huntington Bancshares, Inc.:
3.15% Sr. Unsec. Nts., 3/14/21	528,000	535,518
4.35% Sub. Nts., 2/4/23	660,000	671,374
ICICI Bank Ltd., 6.375% Jr. Sub. Nts., 4/30/22[1,2]	930,000	936,941
ING Bank NV, 2.75% Sr. Unsec. Nts., 3/22/21[1]	705,000	707,843
JPMorgan Chase & Co.:
2.295% Sr. Unsec. Nts., 8/15/21	213,000	208,996
2.70% Sr. Unsec. Nts., 5/18/23	411,000	402,019
Kenan Advantage Group, Inc. (The), 7.875% Sr. Unsec. Nts., 7/31/23[1]	1,660,000	1,684,900
KeyBank NA (Cleveland OH), 3.40% Sub. Nts., 5/20/26	833,000	810,265
Krung Thai Bank PCL (Cayman Islands), 5.20% Sub. Nts., 12/26/24[2]	440,000	456,676
Lloyds Banking Group plc, 6.413% Jr. Sub. Perpetual Bonds[1,2,9]	566,000	609,865
PNC Bank NA, 2.55% Sr. Unsec. Nts., 12/9/21	399,000	399,220
Regions Bank (Birmingham AL), 2.25% Sr. Unsec. Nts., 9/14/18	477,000	478,671
Royal Bank of Scotland Group plc, 7.64% Jr. Sub. Perpetual Bonds[2,9]	942,000	878,415
Sberbank of Russia Via SB Capital SA, 5.50% Sub. Nts., 2/26/24[1,2]	1,480,000	1,507,750
Skandinaviska Enskilda Banken AB, 2.625% Sr. Unsec. Nts., 3/15/21	526,000	526,397
Standard Chartered plc, 6.409% Jr. Sub. Perpetual Bonds[1,2,9]	1,100,000	844,250
SunTrust Bank (Atlanta GA), 3.30% Sub. Nts., 5/15/26	417,000	402,702
Swedbank AB, 2.65% Sr. Unsec. Nts., 3/10/21[1]	557,000	557,683

19      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

		Principal Amount	Value
Commercial Banks (Continued)
TC Ziraat Bankasi AS, 4.75% Sr. Unsec. Nts., 4/29/21[1]		$250,000	$239,775
Turkiye Halk Bankasi AS, 5% Sr. Unsec. Nts., 7/13/21[1]		515,000	483,006
Turkiye Is Bankasi, 5.375% Sr. Unsec. Nts., 10/6/21[1]		300,000	288,042
Turkiye Vakiflar Bankasi TAO, 6.875% Sub. Nts., 2/3/25[1,2]		625,000	603,750
US Bancorp, 3.10% Sub. Nts., 4/27/26		586,000	570,357
Wells Fargo & Co.:
4.75% Sub. Nts., 12/7/46		558,000	564,568
5.90% Jr. Sub. Perpetual Bonds, Series S2,9		685,000	689,281
			30,819,056
Consumer Finance—0.6%
Ahern Rentals, Inc., 7.375% Sec. Nts., 5/15/23[1]		2,090,000	1,766,050
Ally Financial, Inc.:
4.25% Sr. Unsec. Nts., 4/15/21		1,704,000	1,724,235
4.625% Sr. Unsec. Nts., 5/19/22		1,000,000	1,013,750
5.75% Sub. Nts., 11/20/25		1,175,000	1,176,469
Capital One Financial Corp., 3.20% Sr. Unsec. Nts., 2/5/25		656,000	636,120
Discover Financial Services, 3.75% Sr. Unsec. Nts., 3/4/25		606,000	592,740
Navient Corp.:
6.625% Sr. Unsec. Nts., 7/26/21		505,000	535,300
7.25% Sr. Unsec. Nts., 1/25/22		2,300,000	2,443,750
Synchrony Financial, 4.50% Sr. Unsec. Nts., 7/23/25		172,000	176,755
TMX Finance LLC/TitleMax Finance Corp., 8.50% Sr. Sec. Nts., 9/15/18[1]		685,000	601,087
			10,666,256
Diversified Financial Services—0.1%
Berkshire Hathaway Energy Co., 2% Sr. Unsec. Nts., 11/15/18		267,000	268,216
JPMorgan Hipotecaria su Casita, 6.47% Sec. Nts., 8/26/35[10,11]	MXN	5,808,600	28,301
Peachtree Corners Funding Trust, 3.976% Sr. Unsec. Nts., 2/15/25[1]		445,000	434,393
Suntory Holdings Ltd., 1.65% Sr. Unsec. Nts., 9/29/17[1]		327,000	327,175
Voya Financial, Inc., 5.65% Jr. Sub. Nts., 5/15/53[2]		810,000	798,862
			1,856,947
Insurance—0.5%
Arch Capital Finance LLC, 4.011% Sr. Unsec. Nts., 12/15/26		558,000	565,883
AXIS Specialty Finance plc, 5.15% Sr. Unsec. Nts., 4/1/45		600,000	594,679
CNO Financial Group, Inc., 4.50% Sr. Unsec. Nts., 5/30/20		2,195,000	2,260,850
Five Corners Funding Trust, 4.419% Unsec. Nts., 11/15/23[1]		744,000	786,840
Manulife Financial Corp., 4.15% Sr. Unsec. Nts., 3/4/26		525,000	547,970
MetLife, Inc., 5.25% Jr. Sub. Perpetual Bonds[2,9]		446,000	452,690
NFP Corp., 9% Sr. Unsec. Nts., 7/15/21[1]		1,525,000	1,614,594
Principal Financial Group, Inc., 4.30% Sr. Unsec. Nts., 11/15/46		399,000	391,747
Prudential Financial, Inc., 5.375% Jr. Sub. Nts., 5/15/45[2]		617,000	632,425
TIAA Asset Management Finance Co. LLC, 4.125% Sr. Unsec. Nts., 11/1/24[1]		914,000	923,584

		Principal Amount	Value
Insurance (Continued)
XLIT Ltd., 6.50% Jr. Sub. Perpetual Bonds[2,9]		$360,000	$281,700
			9,052,962
Real Estate Investment Trusts (REITs)—1.3%
American Tower Corp.:
2.80% Sr. Unsec. Nts., 6/1/20		616,000	616,469
5.90% Sr. Unsec. Nts., 11/1/21		279,000	312,453
Banco Invex SA/Hipotecaria Creditoy Casa SA de CV, 6.45% Sec. Nts., 3/13/34[8,11]	MXN	4,830,531	—
Boston Properties LP, 3.70% Sr. Unsec. Nts., 11/15/18		593,000	610,947
Communications Sales & Leasing, Inc./CSL Capital LLC:
7.125% Sr. Unsec. Nts., 12/15/24[1]		760,000	769,500
8.25% Sr. Unsec. Nts., 10/15/23		1,195,000	1,272,675
CTR Partnership LP/CareTrust Capital Corp., 5.875% Sr. Unsec. Nts., 6/1/21		760,000	777,100
DuPont Fabros Technology LP, 5.875% Sr. Unsec. Nts., 9/15/21		1,535,000	1,606,953
Equinix, Inc.:
5.375% Sr. Unsec. Nts., 1/1/22		2,200,000	2,321,000
5.875% Sr. Unsec. Nts., 1/15/26		1,135,000	1,197,425
FelCor Lodging LP, 6% Sr. Unsec. Nts., 6/1/25		1,035,000	1,081,575
GLP Capital LP/GLP Financing II, Inc., 5.375% Sr. Unsec. Nts., 11/1/23		810,000	870,750
HCP, Inc., 5.625% Sr. Unsec. Nts., 5/1/17		332,000	336,436
Highwoods Realty LP, 5.85% Sr. Unsec. Nts., 3/15/17		407,000	410,461
Iron Mountain US Holdings, Inc., 5.375% Sr. Unsec. Nts., 6/1/26[1]		995,000	967,638
iStar, Inc.:
4.875% Sr. Unsec. Nts., 7/1/18		2,145,000	2,150,362
5.00% Sr. Unsec. Nts., 7/1/19		905,000	911,787
Lamar Media Corp., 5.75% Sr. Unsec. Nts., 2/1/26		620,000	654,875
MPT Operating Partnership LP/MPT Finance Corp., 6.375% Sr. Unsec. Nts., 3/1/24		740,000	777,925
Outfront Media Capital LLC/Outfront Media Capital Corp., 5.875% Sr. Unsec. Nts., 3/15/25		2,040,000	2,144,550
Starwood Property Trust, Inc., 5% Sr. Unsec. Nts., 12/15/21[1]		760,000	772,084
Trust F/1401, 5.25% Sr. Unsec. Nts., 1/30/26[1]		1,145,000	1,102,063
WEA Finance LLC/Westfield UK & Europe Finance plc, 1.75% Sr. Unsec. Nts., 9/15/17[1]		434,000	434,330
Welltower, Inc., 2.25% Sr. Unsec. Nts., 3/15/18		130,000	130,577
			22,229,935
Real Estate Management & Development—0.3%
Mattamy Group Corp.:
6.50% Sr. Unsec. Nts., 11/15/20[1]		1,010,000	1,030,200
6.875% Sr. Unsec. Nts., 12/15/23[1]		505,000	513,837
O1 Properties Finance plc, 8.25% Sr. Unsec. Nts., 9/27/21[1]		200,000	194,636
Realogy Group LLC/Realogy Co.-Issuer Corp.:
4.875% Sr. Unsec. Nts., 6/1/23[1]		1,240,000	1,202,800
5.25% Sr. Unsec. Nts., 12/1/21[1]		985,000	1,014,550
Shea Homes LP/Shea Homes Funding
Corp., 6.125% Sr. Unsec. Nts., 4/1/25[1]		1,065,000	1,035,713
			4,991,736

20      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

	Principal Amount	Value
Thrifts & Mortgage Finance—0.3%
Jefferies Finance LLC/JFIN Co.-Issuer Corp., 7.375% Sr. Unsec. Nts., 4/1/20[1]	$1,015,000	$1,020,075
Quicken Loans, Inc., 5.75% Sr. Unsec. Nts., 5/1/25[1]	2,135,000	2,086,962
Radian Group, Inc., 5.25% Sr. Unsec. Nts., 6/15/20	1,235,000	1,293,663
		4,400,700
Health Care—3.7%
Biotechnology—0.3%
AbbVie, Inc.:
3.60% Sr. Unsec. Nts., 5/14/25	440,000	436,025
4.70% Sr. Unsec. Nts., 5/14/45	150,000	147,456
Biogen, Inc., 5.20% Sr. Unsec. Nts., 9/15/45	236,000	253,906
Celgene Corp.:
2.125% Sr. Unsec. Nts., 8/15/18	946,000	950,009
3.875% Sr. Unsec. Nts., 8/15/25	428,000	434,332
5.00% Sr. Unsec. Nts., 8/15/45	104,000	108,340
Gilead Sciences, Inc., 4.75% Sr. Unsec. Nts., 3/1/46	390,000	403,687
Shire Acquisitions Investments Ireland DAC:
1.90% Sr. Unsec. Nts., 9/23/19	964,000	951,958
3.20% Sr. Unsec. Nts., 9/23/26	744,000	695,711
		4,381,424
Health Care Equipment & Supplies—0.4%
Abbott Laboratories:
2.35% Sr. Unsec. Nts., 11/22/19	927,000	928,278
4.90% Sr. Unsec. Nts., 11/30/46	381,000	391,806
Baxter International, Inc., 2.60% Sr. Unsec. Nts., 8/15/26	458,000	423,053
Boston Scientific Corp., 3.85% Sr. Unsec. Nts., 5/15/25	743,000	744,818
DJO Finco, Inc./DJO Finance LLC/ DJO Finance Corp., 8.125% Sec. Nts., 6/15/21[1]	580,000	506,050
Hill-Rom Holdings, Inc., 5.75% Sr. Unsec. Nts., 9/1/23[1]	680,000	705,500
Hologic, Inc., 5.25% Sr. Unsec. Nts., 7/15/22[1]	1,460,000	1,542,125
Jaguar Holding Co. II/Pharmaceutical Product Development LLC, 6.375% Sr. Unsec. Nts., 8/1/23[1]	510,000	546,975
Stryker Corp., 3.50% Sr. Unsec. Nts., 3/15/26	318,000	321,167
		6,109,772
Health Care Providers & Services—2.1%
Acadia Healthcare Co., Inc.:
5.625% Sr. Unsec. Nts., 2/15/23	930,000	934,650
6.50% Sr. Unsec. Nts., 3/1/24	250,000	256,250
Aetna, Inc., 3.20% Sr. Unsec. Nts., 6/15/26	707,000	699,794
Cardinal Health, Inc., 3.50% Sr. Unsec. Nts., 11/15/24	430,000	434,960
Centene Corp.:
4.75% Sr. Unsec. Nts., 5/15/22	1,920,000	1,948,800
5.625% Sr. Unsec. Nts., 2/15/21	245,000	258,205
6.125% Sr. Unsec. Nts., 2/15/24	245,000	258,781
CHS/Community Health Systems, Inc., 6.875% Sr. Unsec. Nts., 2/1/22	3,585,000	2,509,500
DaVita, Inc., 5.125% Sr. Unsec. Nts., 7/15/24	1,995,000	1,993,753
Envision Healthcare Corp.:
5.125% Sr. Unsec. Nts., 7/1/22[1]	590,000	590,737
5.625% Sr. Unsec. Nts., 7/15/22	945,000	977,839
Express Scripts Holding Co., 4.50% Sr. Unsec. Nts., 2/25/26	634,000	653,007

	Principal Amount	Value
Health Care Providers & Services (Continued)
FGI Operating Co. LLC/FGI Finance, Inc., 7.875% Sec. Nts., 5/1/20	$1,008,000	$861,840
Fresenius Medical Care US Finance II, Inc.:
4.75% Sr. Unsec. Nts., 10/15/24[1]	785,000	796,775
5.875% Sr. Unsec. Nts., 1/31/22[1]	775,000	852,500
HCA, Inc.:
5.375% Sr. Unsec. Nts., 2/1/25	700,000	702,625
7.50% Sr. Unsec. Nts., 2/15/22	2,695,000	3,065,563
5.875% Sr. Unsec. Nts., Series 1, 5/1/23	3,480,000	3,706,200
HealthSouth Corp., 5.75% Sr. Unsec. Nts., 11/1/24	1,550,000	1,577,125
IASIS Healthcare LLC/IASIS Capital Corp., 8.375% Sr. Unsec. Nts., 5/15/19	2,545,000	2,226,875
Kindred Healthcare, Inc., 6.375% Sr. Unsec. Nts., 4/15/22	540,000	483,975
Laboratory Corp. of America Holdings, 3.60% Sr. Unsec. Nts., 2/1/25	1,188,000	1,183,351
LifePoint Health, Inc., 5.50% Sr. Unsec. Nts., 12/1/21	1,435,000	1,493,297
McKesson Corp., 4.883% Sr. Unsec. Nts., 3/15/44	362,000	368,942
OCP SA, 4.50% Sr. Unsec. Nts., 10/22/25[1]	940,000	901,285
Quest Diagnostics, Inc., 3.45% Sr. Unsec. Nts., 6/1/26	400,000	394,748
Select Medical Corp., 6.375% Sr. Unsec. Nts., 6/1/21	900,000	904,500
Tenet Healthcare Corp.:
6.75% Sr. Unsec. Nts., 6/15/23	2,370,000	2,091,525
7.50% Sec. Nts., 1/1/22[1]	505,000	527,725
8.125% Sr. Unsec. Nts., 4/1/22	1,445,000	1,370,583
Universal Hospital Services, Inc., 7.625% Sec. Nts., 8/15/20	725,000	721,375
		35,747,085
Life Sciences Tools & Services—0.1%
Quintiles IMS, Inc., 4.875% Sr. Unsec. Nts., 5/15/23[1]	1,197,000	1,220,940
Thermo Fisher Scientific, Inc.:
2.15% Sr. Unsec. Nts., 12/14/18	247,000	248,200
3.00% Sr. Unsec. Nts., 4/15/23	599,000	588,930
4.15% Sr. Unsec. Nts., 2/1/24	136,000	141,677
5.30% Sr. Unsec. Nts., 2/1/44	281,000	314,986
		2,514,733
Pharmaceuticals—0.8%
Actavis Funding SCS:
2.35% Sr. Unsec. Nts., 3/12/18	798,000	802,744
3.80% Sr. Unsec. Nts., 3/15/25	583,000	583,962
4.75% Sr. Unsec. Nts., 3/15/45	252,000	247,875
Concordia International Corp., 7% Sr. Unsec. Nts., 4/15/23[1]	585,000	187,200
Endo Finance LLC/Endo Finco, Inc., 5.375% Sr. Unsec. Nts., 1/15/23[1]	1,555,000	1,329,525
Endo Ltd./Endo Finance LLC/Endo Finco, Inc.:
6.00% Sr. Unsec. Nts., 7/15/23[1]	1,205,000	1,063,413
6.50% Sr. Unsec. Nts., 2/1/25[1]	210,000	175,875
Mallinckrodt International Finance SA/ Mallinckrodt CB LLC:
4.875% Sr. Unsec. Nts., 4/15/20[1]	220,000	221,925
5.50% Sr. Unsec. Nts., 4/15/25[1]	1,160,000	1,044,000
5.75% Sr. Unsec. Nts., 8/1/22[1]	930,000	899,775
Perrigo Finance Unlimited Co., 4.375% Sr. Unsec. Nts., 3/15/26	239,000	239,365
Prestige Brands, Inc., 6.375% Sr. Unsec. Nts., 3/1/24[1]	370,000	390,350

21      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

	Principal Amount	Value
Pharmaceuticals (Continued)
Teva Pharmaceutical Finance Netherlands III BV, 1.70% Sr. Unsec. Nts., 7/19/19	$880,000	$864,778
Valeant Pharmaceuticals International, Inc.:
5.375% Sr. Unsec. Nts., 3/15/20[1]	700,000	595,000
5.50% Sr. Unsec. Nts., 3/1/23[1]	2,330,000	1,759,150
5.875% Sr. Unsec. Nts., 5/15/23[1]	555,000	421,800
6.75% Sr. Unsec. Nts., 8/15/21[1]	485,000	404,975
7.25% Sr. Unsec. Nts., 7/15/22[1]	1,150,000	945,875
7.50% Sr. Unsec. Nts., 7/15/21[1]	785,000	668,231
		12,845,818
Industrials—4.9%
Aerospace & Defense—0.6%
BAE Systems Holdings, Inc., 3.85% Sr. Unsec. Nts., 12/15/25[1]	674,000	687,737
Bombardier, Inc., 8.75% Sr. Unsec. Nts., 12/1/21[1]	2,525,000	2,685,969
CBC Ammo LLC/CBC FinCo, Inc., 7.25% Sr. Unsec. Nts., 11/15/21[1]	515,000	508,563
L-3 Communications Corp., 3.85% Sr. Unsec. Nts., 12/15/26	239,000	237,700
LMI Aerospace, Inc., 7.375% Sec. Nts., 7/15/19	1,555,000	1,558,888
Lockheed Martin Corp., 3.55% Sr. Unsec. Nts., 1/15/26	428,000	437,514
Northrop Grumman Corp., 4.75% Sr. Unsec. Nts., 6/1/43	505,000	551,271
Textron, Inc., 4.30% Sr. Unsec. Nts., 3/1/24	293,000	304,041
TransDigm, Inc., 6.375% Sr. Sub. Nts., 6/15/26[1]	1,245,000	1,284,840
Triumph Group, Inc., 5.25% Sr. Unsec. Nts., 6/1/22	1,975,000	1,851,563
United Technologies Corp., 1.778% Jr. Sub. Nts., 5/4/18[2]	170,000	170,068
		10,278,154
Air Freight & Couriers—0.2%
CEVA Group plc, 7% Sr. Sec. Nts., 3/1/21[1]	1,475,000	1,194,750
SPL Logistics Escrow LLC/SPL Logistics Finance Corp., 8.875% Sr. Sec. Nts., 8/1/20[1]	2,560,000	2,233,600
XPO Logistics, Inc., 6.125% Sr. Unsec. Nts., 9/1/23[1]	370,000	388,037
		3,816,387
Airlines—0.1%
American Airlines Group, Inc.:
4.625% Sr. Unsec. Nts., 3/1/20[1]	830,000	843,487
5.50% Sr. Unsec. Nts., 10/1/19[1]	930,000	964,875
		1,808,362
Building Products—0.2%
Masco Corp., 4.45% Sr. Unsec. Nts., 4/1/25	1,045,000	1,065,900
Owens Corning, 3.40% Sr. Unsec. Nts., 8/15/26	656,000	623,495
Standard Industries, Inc., 5.375% Sr. Unsec. Nts., 11/15/24[1]	1,365,000	1,409,362
USG Corp., 5.50% Sr. Unsec. Nts., 3/1/25[1]	500,000	515,625
		3,614,382
Commercial Services & Supplies—0.9%
ACCO Brands Corp.:
5.25% Sr. Unsec. Nts., 12/15/24[1]	490,000	494,596
6.75% Sr. Unsec. Nts., 4/30/20	495,000	520,987
ADT Corp. (The), 5.25% Sr. Sec. Nts., 3/15/20	2,210,000	2,353,650

	Principal Amount	Value
Commercial Services & Supplies (Continued)
Advanced Disposal Services, Inc., 5.625% Sr. Unsec. Nts., 11/15/24[1]	$125,000	$124,688
APX Group, Inc., 8.75% Sr. Unsec. Nts., 12/1/20	1,180,000	1,194,750
ARD Finance SA, 7.125% Sr. Sec. Nts., 9/15/23[1,12]	765,000	758,306
Cenveo Corp., 6% Sr. Sec. Nts., 8/1/19[1]	400,000	359,000
Clean Harbors, Inc., 5.125% Sr. Unsec. Nts., 6/1/21	1,230,000	1,260,996
Covanta Holding Corp., 5.875% Sr. Unsec. Nts., 3/1/24	1,565,000	1,510,225
Monitronics International, Inc., 9.125% Sr. Unsec. Nts., 4/1/20	1,400,000	1,326,500
Pitney Bowes, Inc., 4.625% Sr. Unsec. Nts., 3/15/24	727,000	716,396
Republic Services, Inc.:
2.90% Sr. Unsec. Nts., 7/1/26	472,000	452,733
3.80% Sr. Unsec. Nts., 5/15/18	786,000	808,006
RR Donnelley & Sons Co., 7.875% Sr. Unsec. Nts., 3/15/21	1,200,000	1,242,000
Waste Management, Inc., 4.10% Sr. Unsec. Nts., 3/1/45	217,000	215,207
West Corp., 5.375% Sr. Unsec. Nts., 7/15/22[1]	1,375,000	1,333,750
		14,671,790
Construction & Engineering—0.2%
Fideicomiso PA Pacifico Tres, 8.25% Sr. Sec. Nts., 1/15/35[1]	385,000	409,062
Globe Luxembourg SCA, 9.625% Sr. Sec. Nts., 5/1/18[1]	1,395,000	1,384,538
IHS Netherlands Holdco BV, 9.50% Sr. Unsec. Nts., 10/27/21[1]	505,000	518,192
Sinopec Group Overseas Development 2016 Ltd., 2% Sr. Unsec. Nts., 9/29/21[1]	1,200,000	1,145,910
		3,457,702
Electrical Equipment—0.3%
EnerSys, 5% Sr. Unsec. Nts., 4/30/23[1]	2,090,000	2,108,287
Sensata Technologies BV: 4.875% Sr. Unsec. Nts., 10/15/23[1]	934,000	958,518
5.625% Sr. Unsec. Nts., 11/1/24[1]	1,190,000	1,245,038
		4,311,843
Industrial Conglomerates—0.1%
Citgo Holding, Inc., 10.75% Sr. Sec. Nts., 2/15/20[1]	570,000	614,175
Icahn Enterprises LP/Icahn Enterprises Finance Corp., 5.875% Sr. Unsec. Nts., 2/1/22	1,370,000	1,366,575
Roper Technologies, Inc.:
3.80% Sr. Unsec. Nts., 12/15/26	185,000	186,527
3.85% Sr. Unsec. Nts., 12/15/25	305,000	308,899
		2,476,176
Machinery—0.8%
Allison Transmission, Inc., 5% Sr. Unsec. Nts., 10/1/24[1]	500,000	506,250
Amsted Industries, Inc., 5% Sr. Unsec. Nts., 3/15/22[1]	1,785,000	1,793,925
EnPro Industries, Inc., 5.875% Sr. Unsec. Nts., 9/15/22	1,020,000	1,053,150
Fortive Corp., 1.80% Sr. Unsec. Nts., 6/15/19[1]	985,000	979,200
Ingersoll-Rand Global Holding Co. Ltd., 4.25% Sr. Unsec. Nts., 6/15/23	764,000	808,343
Meritor, Inc., 6.25% Sr. Unsec. Nts., 2/15/24	1,640,000	1,615,400
Navistar International Corp., 8.25% Sr. Unsec. Nts., 11/1/21	1,285,000	1,304,275

22      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

	Principal Amount	Value
Machinery (Continued)
Stanley Black & Decker, Inc., 2.451% Sub. Nts., 11/17/18	$946,000	$954,350
Terex Corp.:
6.00% Sr. Unsec. Nts., 5/15/21	1,500,000	1,539,375
6.50% Sr. Unsec. Nts., 4/1/20	730,000	748,250
Wabtec Corp., 3.45% Sr. Unsec. Nts., 11/15/26[1]	384,000	369,330
Xerium Technologies, Inc., 9.50% Sr. Sec. Nts., 8/15/21[1]	1,025,000	1,025,000
		12,696,848
Professional Services—0.4%
Equifax, Inc., 6.30% Sr. Unsec. Nts., 7/1/17	796,000	814,085
FTI Consulting, Inc., 6% Sr. Unsec. Nts., 11/15/22	2,740,000	2,859,875
Nielsen Finance LLC/Nielsen Finance Co., 5% Sr. Unsec. Nts., 4/15/22[1]	2,415,000	2,466,319
		6,140,279
Road & Rail—0.3%
Avis Budget Car Rental LLC/Avis Budget Finance, Inc., 5.25% Sr. Unsec. Nts., 3/15/25[1]	2,100,000	1,966,125
Canadian Pacific Railway Co., 4.80% Sr. Unsec. Nts., 9/15/35	111,000	120,000
CSX Corp., 3.80% Sr. Unsec. Nts., 11/1/46	231,000	214,621
ERAC USA Finance LLC, 6.375% Sr. Unsec. Nts., 10/15/17[1]	794,000	822,813
GFL Environmental, Inc., 9.875% Sr. Unsec. Nts., 2/1/21[1]	490,000	541,450
Hertz Corp. (The), 5.50% Sr. Unsec. Nts., 10/15/24[1]	625,000	549,219
Norfolk Southern Corp., 4.65% Sr. Unsec. Nts., 1/15/46	197,000	209,889
Penske Truck Leasing Co. LP/PTL Finance Corp.:
3.40% Sr. Unsec. Nts., 11/15/26[1]	772,000	739,039
3.75% Sr. Unsec. Nts., 5/11/17[1]	354,000	356,775
		5,519,931
Trading Companies & Distributors—0.7%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust, 3.95% Sr. Unsec. Nts., 2/1/22	976,000	986,980
Air Lease Corp., 3% Sr. Unsec. Nts., 9/15/23	403,000	385,154
Aircastle Ltd., 5% Sr. Unsec. Nts., 4/1/23	245,000	250,512
American Builders & Contractors Supply Co., Inc., 5.75% Sr. Unsec. Nts., 12/15/23[1]	340,000	351,050
Eldorado International Finance GmbH, 8.625% Sr. Unsec. Nts., 6/16/21[1]	260,000	224,900
Fly Leasing Ltd.:
6.375% Sr. Unsec. Nts., 10/15/21	1,290,000	1,348,050
6.75% Sr. Unsec. Nts., 12/15/20	875,000	917,656
HD Supply, Inc.:
5.25% Sr. Sec. Nts., 12/15/21[1]	1,190,000	1,259,913
5.75% Sr. Unsec. Nts., 4/15/24[1]	490,000	518,518
Herc Rentals, Inc.:
7.50% Sec. Nts., 6/1/22[1]	745,000	788,769
7.75% Sec. Nts., 6/1/24[1]	500,000	528,125
Standard Industries, Inc., 6% Sr. Unsec. Nts., 10/15/25[1]	1,265,000	1,337,737
United Rentals North America, Inc.:
4.625% Sr. Sec. Nts., 7/15/23	1,245,000	1,274,569
5.875% Sr. Unsec. Nts., 9/15/26	1,235,000	1,276,681
		11,448,614

	Principal Amount	Value
Transportation Infrastructure—0.1%
Aeropuerto Internacional de Tocumen SA, 5.625% Sr. Sec. Nts., 5/18/36[10]	$1,075,000	$1,119,344
DP World Ltd., 6.85% Sr. Unsec. Nts., 7/2/37[1]	835,000	894,265
		2,013,609
Information Technology—2.4%
Communications Equipment—0.4%
Avaya, Inc., 7% Sr. Sec. Nts., 4/1/19[1]	1,610,000	1,416,800
CommScope Technologies Finance LLC, 6% Sr. Unsec. Nts., 6/15/25[1]	975,000	1,038,375
Infor US, Inc., 6.50% Sr. Unsec. Nts., 5/15/22	1,760,000	1,839,200
Plantronics, Inc., 5.50% Sr. Unsec. Nts., 5/31/23[1]	730,000	739,125
Riverbed Technology, Inc., 8.875% Sr. Unsec. Nts., 3/1/23[1]	535,000	569,775
ViaSat, Inc., 6.875% Sr. Unsec. Nts., 6/15/20	476,000	490,578
		6,093,853
Electronic Equipment, Instruments, & Components—0.3%
Belden, Inc., 5.50% Sr. Sub. Nts., 9/1/22[1]	2,065,000	2,137,275
CDW LLC/CDW Finance Corp., 5% Sr. Unsec. Nts., 9/1/23	700,000	702,625
Flex Ltd., 4.75% Sr. Unsec. Nts., 6/15/25	752,000	795,996
Zebra Technologies Corp., 7.25% Sr. Unsec. Nts., 10/15/22	1,390,000	1,518,575
		5,154,471
Internet Software & Services—0.1%
Inception Merger Sub, Inc./Rackspace Hosting, Inc., 8.625% Sr. Unsec. Nts., 11/15/24[1]	1,395,000	1,480,025
IT Services—0.6%
Broadridge Financial Solutions, Inc., 3.40% Sr. Unsec. Nts., 6/27/26	474,000	457,665
Fidelity National Information Services, Inc., 2.85% Sr. Unsec. Nts., 10/15/18	626,000	637,043
First Data Corp.:
5.00% Sr. Sec. Nts., 1/15/24[1]	1,350,000	1,362,245
5.75% Sec. Nts., 1/15/24[1]	910,000	942,423
7.00% Sr. Unsec. Nts., 12/1/23[1]	3,055,000	3,261,213
Harland Clarke Holdings Corp., 6.875% Sr. Sec. Nts., 3/1/20[1]	1,880,000	1,823,600
Sabre GLBL, Inc., 5.25% Sr. Sec. Nts., 11/15/23[1]	1,585,000	1,635,514
Total System Services, Inc., 2.375% Sr. Unsec. Nts., 6/1/18	506,000	508,192
Xerox Corp.:
2.95% Sr. Unsec. Nts., 3/15/17	222,000	222,677
6.75% Sr. Unsec. Nts., 2/1/17	111,000	111,402
		10,961,974
Semiconductors & Semiconductor Equipment—0.2%
Intel Corp., 4.90% Sr. Unsec. Nts., 7/29/45	156,000	174,587
Micron Technology, Inc., 5.25% Sr. Unsec. Nts., 8/1/23[1]	575,000	580,031
NXP BV/NXP Funding LLC, 4.625% Sr. Unsec. Nts., 6/1/23[1]	2,540,000	2,673,350
Versum Materials, Inc., 5.50% Sr. Unsec. Nts., 9/30/24[1]	250,000	256,250
		3,684,218
Software—0.6%
Activision Blizzard, Inc., 2.30% Sr. Unsec. Nts., 9/15/21[1]	911,000	889,139
Autodesk, Inc.:
1.95% Sr. Unsec. Nts., 12/15/17	659,000	660,244
4.375% Sr. Unsec. Nts., 6/15/25	185,000	190,130

23      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

		Principal Amount	Value
Software (Continued)
BMC Software Finance, Inc., 8.125% Sr. Unsec. Nts., 7/15/21[1]		$1,225,000	$1,150,734
Diamond 1 Finance Corp./Diamond 2 Finance Corp.:
3.48% Sr. Sec. Nts., 6/1/19[1]		971,000	991,522
5.875% Sr. Unsec. Nts., 6/15/21[1]		710,000	755,426
6.02% Sr. Sec. Nts., 6/15/26[1]		577,000	625,361
7.125% Sr. Unsec. Nts., 6/15/24[1]		745,000	827,208
Infor Software Parent LLC/Infor Software Parent, Inc., 7.125% Sr. Unsec. Nts., 5/1/21[1,12]		1,505,000	1,550,150
Informatica LLC, 7.125% Sr. Unsec. Nts., 7/15/23[1]		595,000	569,712
Open Text Corp., 5.625% Sr. Unsec. Nts., 1/15/23[1]		401,000	420,047
Oracle Corp., 2.40% Sr. Unsec. Nts., 9/15/23		575,000	556,917
Veritas US, Inc./Veritas Bermuda Ltd., 7.50% Sr. Sec. Nts., 2/1/23[1]		755,000	707,813
			9,894,403
Technology Hardware, Storage & Peripherals—0.2%
Apple, Inc., 4.375% Sr. Unsec. Nts., 5/13/45		452,000	464,545
Hewlett Packard Enterprise Co.:
2.45% Sr. Unsec. Nts., 10/5/17		693,000	696,946
6.35% Sr. Unsec. Nts., 10/15/45		406,000	410,780
NCR Corp., 6.375% Sr. Unsec. Nts., 12/15/23		520,000	560,300
Western Digital Corp., 10.50% Sr. Unsec. Nts., 4/1/24[1]		875,000	1,036,875
			3,169,446
Materials—4.5%
Chemicals—1.3%
Agrium, Inc.:
3.375% Sr. Unsec. Nts., 3/15/25		258,000	250,029
4.125% Sr. Unsec. Nts., 3/15/35		129,000	118,464
Blue Cube Spinco, Inc., 9.75% Sr. Unsec. Nts., 10/15/23		645,000	770,775
CF Industries, Inc., 4.50% Sr. Sec. Nts., 12/1/26[1]		434,000	426,803
Chemours Co. (The), 6.625% Sr. Unsec. Nts., 5/15/23		780,000	776,100
Eastman Chemical Co., 4.65% Sr. Unsec. Nts., 10/15/44		187,000	185,818
Ecolab, Inc.:
2.00% Sr. Unsec. Nts., 1/14/19		803,000	803,839
3.70% Sr. Unsec. Nts., 11/1/46		154,000	140,333
Hexion, Inc.:
6.625% Sr. Sec. Nts., 4/15/20		2,540,000	2,260,600
8.875% Sec. Nts., 2/1/18		1,155,000	1,155,000
Huntsman International LLC, 5.125% Sr. Unsec. Nts., 11/15/22		1,010,000	1,035,250
Kallpa Generacion SA, 4.875% Sr. Unsec. Nts., 5/24/26[1]		370,000	374,625
LyondellBasell Industries NV, 5% Sr. Unsec. Nts., 4/15/19		895,000	945,336
NOVA Chemicals Corp.:
5.00% Sr. Unsec. Nts., 5/1/25[1]		250,000	245,547
5.25% Sr. Unsec. Nts., 8/1/23[1]		495,000	501,806
ONGC Videsh Ltd.:
2.75% Sr. Unsec. Nts., 7/15/21	EUR	1,035,000	1,157,760
4.625% Sr. Unsec. Nts., 7/15/24		1,365,000	1,404,210
Platform Specialty Products Corp., 6.50% Sr. Unsec. Nts., 2/1/22[1]		1,435,000	1,452,938
PolyOne Corp., 5.25% Sr. Unsec. Nts., 3/15/23		923,000	941,460
PQ Corp., 6.75% Sr. Sec. Nts., 11/15/22[1]		1,960,000	2,102,100

	Principal Amount	Value
Chemicals (Continued)
RPM International, Inc., 3.45% Sr. Unsec. Unsub. Nts., 11/15/22	$692,000	$686,310
Techniplas LLC, 10% Sr. Sec. Nts., 5/1/20[1]	1,395,000	1,217,138
Tronox Finance LLC:
6.375% Sr. Unsec. Nts., 8/15/20	1,965,000	1,847,100
7.50% Sr. Unsec. Nts., 3/15/22[1]	670,000	628,125
UPL Corp. Ltd., 3.25% Sr. Unsec. Nts., 10/13/21[1]	500,000	486,912
Valspar Corp. (The), 3.95% Sr. Unsec. Nts., 1/15/26	418,000	418,088
Yara International ASA, 3.80% Sr. Unsec. Nts., 6/6/26[1]	585,000	573,759
		22,906,225
Construction Materials—0.3%
Cemex SAB de CV, 5.70% Sr. Sec. Nts., 1/11/25[1]	745,000	752,450
CRH America, Inc., 5.125% Sr. Unsec. Nts., 5/18/45[1]	678,000	707,380
Globo Comunicacao e Participacoes SA, 4.843% Sr. Unsec. Nts., 6/8/25[1,2]	1,750,000	1,684,375
James Hardie International Finance Ltd., 5.875% Sr. Unsec. Nts., 2/15/23[1]	431,000	448,240
LafargeHolcim Finance US LLC, 3.50% Sr. Unsec. Nts., 9/22/26[1]	231,000	224,641
St Marys Cement, Inc., 5.75% Sr. Unsec. Nts., 1/28/27[1]	450,000	433,687
US Concrete, Inc., 6.375% Sr. Unsec. Nts., 6/1/24	745,000	789,700
		5,040,473
Containers & Packaging—0.9%
Ball Corp.:
5.00% Sr. Unsec. Nts., 3/15/22	1,225,000	1,287,781
5.25% Sr. Unsec. Nts., 7/1/25	40,000	41,950
Berry Plastics Corp., 5.125% Sec. Nts., 7/15/23	2,200,000	2,249,500
Coveris Holdings SA, 7.875% Sr. Unsec. Nts., 11/1/19[1]	1,880,000	1,875,300
Crown Americas LLC/Crown Americas Capital Corp. IV, 4.50% Sr. Unsec. Nts., 1/15/23	1,000,000	1,025,000
Graphic Packaging International, Inc., 4.125% Sr. Unsec. Nts., 8/15/24	765,000	732,487
International Paper Co.:
3.00% Sr. Unsec. Nts., 2/15/27	448,000	422,905
4.80% Sr. Unsec. Nts., 6/15/44	378,000	376,165
Klabin Finance SA, 5.25% Sr. Unsec. Nts., 7/16/24[1]	1,295,000	1,233,487
Owens-Brockway Glass Container, Inc., 5% Sr. Unsec. Nts., 1/15/22[1]	1,245,000	1,277,681
Packaging Corp. of America, 4.50% Sr. Unsec. Nts., 11/1/23	690,000	731,148
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Luxembourg SA:
5.125% Sr. Sec. Nts., 7/15/23[1]	745,000	758,037
7.00% Sr. Unsec. Nts., 7/15/24[1]	1,415,000	1,506,091
Sealed Air Corp.:
4.875% Sr. Unsec. Nts., 12/1/22[1]	1,150,000	1,185,938
5.125% Sr. Unsec. Nts., 12/1/24[1]	645,000	665,963
		15,369,433
Metals & Mining—1.8%
ABJA Investment Co. Pte Ltd., 5.95% Sr. Unsec. Nts., 7/31/24	2,490,000	2,443,661
Alcoa Nederland Holding BV:
6.75% Sr. Unsec. Nts., 9/30/24[1]	245,000	266,437
7.00% Sr. Unsec. Nts., 9/30/26[1]	240,000	263,400

24      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

	Principal Amount	Value
Metals & Mining (Continued)
Aleris International, Inc., 7.875% Sr. Unsec. Nts., 11/1/20	$1,402,000	$1,412,515
BHP Billiton Finance USA Ltd., 1.625% Sr. Unsec. Nts., 2/24/17	965,000	965,746
Cliffs Natural Resources, Inc.:
5.90% Sr. Unsec. Nts., 3/15/20	530,000	514,100
8.00% Sec. Nts., 9/30/20[1]	735,000	768,075
Constellium NV:
5.75% Sr. Unsec. Nts., 5/15/24[1]	1,250,000	1,175,000
8.00% Sr. Unsec. Nts., 1/15/23[1]	470,000	491,150
Evraz Group SA, 6.75% Sr. Unsec. Nts., 1/31/22[13]	380,000	397,575
First Quantum Minerals Ltd.:
7.00% Sr. Unsec. Nts., 2/15/21[1]	690,000	689,724
7.25% Sr. Unsec. Nts., 5/15/22[1]	2,050,000	2,029,500
Freeport-McMoRan, Inc.:
2.15% Sr. Unsec. Nts., 3/1/17	450,000	447,750
2.30% Sr. Unsec. Nts., 11/14/17	3,040,000	3,032,400
5.40% Sr. Unsec. Nts., 11/14/34	915,000	773,175
6.125% Sr. Unsec. Nts., 6/15/19[1]	500,000	513,750
Glencore Finance Canada Ltd., 3.60% Sr. Unsec. Nts., 1/15/17[1]	962,000	962,444
Goldcorp, Inc., 5.45% Sr. Unsec. Nts., 6/9/44	261,000	256,464
HudBay Minerals, Inc.:
7.25% Sr. Unsec. Nts., 1/15/23[1]	380,000	394,250
7.625% Sr. Unsec. Nts., 1/15/25[1]	505,000	526,149
Metalloinvest Finance DAC, 5.625% Unsec. Nts., 4/17/20[1]	335,000	352,667
Novelis Corp.:
5.875% Sr. Unsec. Nts., 9/30/26[1]	1,250,000	1,265,625
6.25% Sr. Unsec. Nts., 8/15/24[1]	500,000	531,250
Polyus Gold International Ltd., 4.699% Sr. Unsec. Nts., 3/28/22[1]	445,000	439,438
Rio Tinto Finance USA Ltd., 3.75% Sr. Unsec. Nts., 6/15/25	390,000	401,815
Southern Copper Corp., 5.875% Sr. Unsec. Nts., 4/23/45	1,315,000	1,294,941
SunCoke Energy Partners LP/SunCoke Energy Partners Finance Corp.:
7.375% Sr. Unsec. Nts., 2/1/20[1]	475,000	475,000
7.375% Sr. Unsec. Nts., 2/1/20	280,000	280,000
7.375% Sr. Unsec. Nts., 2/1/20[1]	505,000	505,000
Teck Resources Ltd.:
5.20% Sr. Unsec. Nts., 3/1/42	1,225,000	1,084,125
6.125% Sr. Unsec. Nts., 10/1/35	550,000	537,625
8.00% Sr. Unsec. Nts., 6/1/21[1]	250,000	275,625
8.50% Sr. Unsec. Nts., 6/1/24[1]	250,000	288,750
United States Steel Corp., 8.375% Sr. Sec. Nts., 7/1/21[1]	495,000	548,475
Vale Overseas Ltd., 6.25% Sr. Unsec. Nts., 8/10/26	1,805,000	1,881,713
Wise Metals Group LLC/Wise Alloys Finance Corp., 8.75% Sr. Sec. Nts., 12/15/18[1]	560,000	585,200
Zekelman Industries, Inc., 9.875% Sr. Sec. Nts., 6/15/23[1]	805,000	903,613
		29,974,127
Paper & Forest Products—0.2%
Georgia-Pacific LLC, 2.539% Sr. Unsec. Nts., 11/15/19[1]	212,000	213,899
Louisiana-Pacific Corp., 4.875% Sr. Unsec. Nts., 9/15/24	968,000	941,380
Mercer International, Inc., 7.75% Sr. Unsec. Nts., 12/1/22	500,000	527,500
Suzano Austria GmbH, 5.75% Sr. Unsec. Nts., 7/14/26[1]	1,030,000	995,238

	Principal Amount	Value
Paper & Forest Products (Continued)
Tembec Industries, Inc., 9% Sr. Sec. Nts., 12/15/19[1]	$750,000	$705,000
		3,383,017
Telecommunication Services—2.3%
Diversified Telecommunication Services—1.8%
AT&T, Inc.:
2.80% Sr. Unsec. Nts., 2/17/21	994,000	986,242
4.35% Sr. Unsec. Nts., 6/15/45	763,000	681,181
British Telecommunications plc, 9.375% Sr. Unsec. Nts., 12/15/30	719,000	1,097,638
CenturyLink, Inc.:
6.45% Sr. Unsec. Nts., Series S, 6/15/21	1,940,000	2,051,550
7.50% Sr. Unsec. Nts., Series Y, 4/1/24	1,235,000	1,299,837
Deutsche Telekom International Finance BV, 2.25% Sr. Unsec. Nts., 3/6/17[1]	958,000	959,401
FairPoint Communications, Inc., 8.75% Sr. Sec. Nts., 8/15/19[1]	3,600,000	3,762,000
Frontier Communications Corp.:
7.125% Sr. Unsec. Nts., 1/15/23	2,190,000	1,992,900
10.50% Sr. Unsec. Nts., 9/15/22	1,595,000	1,682,805
11.00% Sr. Unsec. Nts., 9/15/25	1,650,000	1,709,813
Level 3 Financing, Inc.:
5.25% Sr. Unsec. Nts., 3/15/26[1]	1,195,000	1,186,037
5.625% Sr. Unsec. Nts., 2/1/23	1,930,000	1,983,075
Telecom Italia Capital SA, 7.721% Sr. Unsec. Unsub. Nts., 6/4/38	2,141,000	2,221,287
Telefonica Emisiones SAU:
3.192% Sr. Unsec. Nts., 4/27/18	577,000	585,403
7.045% Sr. Unsec. Unsub. Nts., 6/20/36	228,000	265,014
T-Mobile USA, Inc., 6% Sr. Unsec. Nts., 4/15/24	985,000	1,040,406
Verizon Communications, Inc.:
1.75% Sr. Unsec. Nts., 8/15/21	665,000	638,036
4.125% Sr. Unsec. Nts., 8/15/46	394,000	357,312
4.50% Sr. Unsec. Nts., 9/15/20	1,071,000	1,146,232
4.522% Sr. Unsec. Nts., 9/15/48	494,000	474,684
Windstream Services LLC:
6.375% Sr. Unsec. Nts., 8/1/23	1,155,000	1,036,613
7.75% Sr. Unsec. Nts., 10/1/21	1,285,000	1,327,405
Zayo Group LLC/Zayo Capital, Inc., 6% Sr. Unsec. Nts., 4/1/23	1,345,000	1,405,525
		29,890,396
Wireless Telecommunication Services—0.5%
Digicel Ltd., 6.75% Sr. Unsec. Nts., 3/1/23[1]	1,440,000	1,305,547
Sprint Communications, Inc.:
6.00% Sr. Unsec. Nts., 11/15/22	1,975,000	1,994,750
7.00% Sr. Unsec. Nts., 3/1/20[1]	1,315,000	1,430,062
Sprint Corp.:
7.125% Sr. Unsec. Nts., 6/15/24	2,505,000	2,586,413
7.875% Sr. Unsec. Nts., 9/15/23	1,915,000	2,049,050
		9,365,822
Utilities—2.1%
Electric Utilities—0.6%
AEP Texas Central Co., 3.85% Sr. Unsec. Nts., 10/1/25[1]	291,000	298,916
Cleco Corporate Holdings LLC, 3.743% Sr. Sec. Nts., 5/1/26[1]	482,000	474,944
Duke Energy Corp., 3.75% Sr. Unsec. Nts., 9/1/46	451,000	406,868
Edison International, 2.95% Sr. Unsec. Nts., 3/15/23	539,000	533,412
Emera US Finance LP, 2.15% Sr. Unsec. Nts., 6/15/19[1]	434,000	433,356
Enel Americas SA, 4% Sr. Unsec. Nts., 10/25/26	400,000	382,504

25      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

	Principal Amount	Value
Electric Utilities (Continued)
Enel Finance International NV, 6.25% Sr. Unsec. Nts., 9/15/17[1]	$728,000	$750,424
Entergy Texas, Inc., 7.125% Sec. Nts., 2/1/19	263,000	289,470
Exelon Corp., 4.45% Sr. Unsec. Nts., 4/15/46	243,000	238,363
Indiana Michigan Power Co., Series K, 4.55% Sr. Unsec. Nts., 3/15/46	202,000	209,936
ITC Holdings Corp., 5.30% Sr. Unsec. Nts., 7/1/43	241,000	264,109
NextEra Energy Capital Holdings, Inc., 1.586% Sr. Unsec. Nts., 6/1/17	793,000	793,533
PPL WEM Ltd./Western Power Distribution Ltd., 5.375% Sr. Unsec. Unsub. Nts., 5/1/21[1]	1,280,000	1,381,325
Public Service Co. of New Mexico, 7.95% Sr. Unsec. Nts., 5/15/18	523,000	564,709
Southern Power Co., 1.95% Sr. Unsec. Nts., 12/15/19	829,000	821,250
TECO Finance, Inc., 6.572% Sr. Unsec. Nts., 11/1/17	650,000	674,850
Trans-Allegheny Interstate Line Co., 3.85% Sr. Unsec. Nts., 6/1/25[1]	568,000	575,671
Xcel Energy, Inc., 3.30% Sr. Unsec. Nts., 6/1/25	431,000	431,337
		9,524,977
Gas Utilities—0.1%
Ferrellgas LP/Ferrellgas Finance Corp.:
6.50% Sr. Unsec. Nts., 5/1/21	660,000	656,700
6.75% Sr. Unsec. Nts., 6/15/23	930,000	918,375
		1,575,075
Independent Power and Renewable Electricity Producers—1.2%
AES Andres BV/Dominican Power Partners/Empresa Generadora de Electricidad It, 7.95% Sr. Unsec. Nts., 5/11/26[1]	790,000	818,021
AES Corp., 6% Sr. Unsec. Nts., 5/15/26	2,120,000	2,162,400
Calpine Corp.:
5.25% Sr. Sec. Nts., 6/1/26[1]	740,000	732,600
5.375% Sr. Unsec. Nts., 1/15/23	460,000	451,950
5.75% Sr. Unsec. Nts., 1/15/25	560,000	543,200
Dynegy, Inc.:
5.875% Sr. Unsec. Nts., 6/1/23	420,000	366,450
6.75% Sr. Unsec. Nts., 11/1/19	1,150,000	1,175,875
7.375% Sr. Unsec. Nts., 11/1/22	1,580,000	1,516,800
8.00% Sr. Unsec. Nts., 1/15/25[1]	760,000	712,500
Energy Future Intermediate Holding Co. LLC/EFIH Finance, Inc., 12.25% Sec. Nts., 3/1/22[1,8]	1,487,674	2,030,675
GenOn Energy, Inc., 9.50% Sr. Unsec. Nts., 10/15/18	935,000	665,603
Listrindo Capital BV, 4.95% Sr. Unsec. Nts., 9/14/26[1]	2,015,000	1,965,776
Miran Mid-Atlantic Trust, 10.06% Sec. Pass-Through Certificates, Series C, 12/30/28	662,520	570,374
NRG Energy, Inc.:
6.625% Sr. Unsec. Nts., 3/15/23	785,000	790,888
7.25% Sr. Unsec. Nts., 5/15/26[1]	2,485,000	2,485,000
Talen Energy Supply LLC:
4.625% Sr. Unsec. Nts., 7/15/19[1]	585,000	557,213
6.50% Sr. Unsec. Nts., 6/1/25	1,930,000	1,500,575
Trinidad Generation UnLtd, 5.25% Sr. Unsec. Nts., 11/4/27[1]	505,000	492,925
		19,538,825

		Principal Amount	Value
Multi-Utilities—0.2%
CenterPoint Energy, Inc., 5.95% Sr. Unsec. Nts., 2/1/17		$200,000	$200,684
CMS Energy Corp.:
3.875% Sr. Unsec. Nts., 3/1/24		740,000	769,933
5.05% Sr. Unsec. Unsub. Nts., 3/15/22		83,000	90,939
InterGen NV, 7% Sr. Sec. Nts., 6/30/23[1]		1,055,000	944,225
NiSource Finance Corp.:
4.80% Sr. Unsec. Nts., 2/15/44		418,000	440,914
6.80% Sr. Unsec. Nts., 1/15/19		843,000	920,302
Public Service Enterprise Group, Inc., 1.60% Sr. Unsec. Nts., 11/15/19		871,000	858,974
			4,225,971
Total Corporate Bonds and Notes (Cost $781,200,831)			782,829,207

		Shares
Common Stocks—0.2%
Arco Capital Corp. Ltd.[1,14,15]		690,638	—
JP Morgan International, GDR[1,14]		446,838	—
NuStar Energy LP18		13,102	652,480
Premier Holdings Ltd.[14]		18,514	—
Quicksilver Resources, Inc.[14]		4,151,000	149,021
Sabine Oil[14]		824	40,376
Teck Resources Ltd., Cl. B		30,971	620,349
Valeant Pharmaceuticals International, Inc.[14]		108,823	1,580,110
Wallace Theater Holdings, Inc.[1,14]		1,525	15
Total Common Stocks (Cost $8,260,778)			3,042,351

		Units
Rights, Warrants and Certificates—0.0%
MediaNews Group, Inc. Wts., Strike Price $0.001, Exp. 3/19/17[14]		22,685	—
Sabine Oil Tranche 1 Wts., Strike Price $4.49, Exp. 8/11/26[14]		2,611	19,582
Sabine Oil Tranche 2 Wts., Strike Price $2.72,
Exp. 8/11/26[14]		465	3,023
Total Rights, Warrants and Certificates (Cost $6,682,364)			22,605

		Principal Amount
Structured Securities—0.5%
Deutsche Bank AG, Coriolanus Ltd. Sec. Credit Linked Bonds:
3.098%, 4/30/25[1,16]		$1,268,396	660,558
3.003%, 4/30/25[1,16]		1,153,058	600,491
3.054%, 4/30/25[1,16]		1,469,174	765,119
3.131%, 4/30/25[1,16]		1,133,786	590,455
3.179%, 4/30/25[1,16]		1,411,656	735,164
3.231%, 4/30/25[1,16]		1,611,190	839,079
3.265%, 4/30/25[1,16]		1,287,153	670,326
3.346%, 4/30/25[1,16]		1,209,869	630,078
72.268%, 12/31/17[10,11]	BRL	5,140,000	2,665,255
LB Peru Trust II Certificates, Series 1998- A, 3.796%, 2/28/16[8,16]		2,994	—
Morgan Stanley, Russian Federation Total Return Linked Bonds, Series 007, Cl. VR, 5%, 8/22/34	RUB	32,561,994	234,207
Total Structured Securities (Cost $12,048,069)			8,390,732
Short-Term Note—7.1%
United States Treasury Bills, 0.485%, 3/16/17[6,16,17] (Cost $119,879,133)		120,000,000	119,881,200

		Shares
Investment Companies—18.2%
Oppenheimer Institutional Government Money Market Fund, Cl. E, 0.43%[19,20]		38,454,698	38,454,698
Oppenheimer Master Event-Linked Bond Fund, LLC[20]		2,520,983	40,463,664
Oppenheimer Master Loan Fund, LLC[20]		12,870,585	207,632,814
Oppenheimer Ultra-Short Duration Fund, Cl. Y20		4,042,818	20,254,519
Total Investment Companies (Cost $301,279,863)			306,805,695

26      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

	Counterparty		Exercise Price	Expiration Date		Contracts	Value

Over-the-Counter Options Purchased—0.1%

AUD Currency Call[14]	BAC	NZD	1.085	1/23/17	AUD	19,385,902	$831

BRL Currency Call[14]	HSBC	BRL	3.160	1/27/17	BRL	39,500,000	56,129

EUR Currency Put[14]	BNP	EUR	1.010	2/10/17	EUR	18,159,835	46,398

EUR Currency Put[14]	BAC	PLN	4.400	3/6/17	EUR	6,470,000	59,216

KRW Currency Put[14]	BAC	KRW	1200.000	6/15/17	KRW	40,470,490,000	1,133,174

MXN Currency Put[14]	CITNA-B	MXN	21.100	3/1/17	MXN	548,540,044	411,405

TWD Currency Put[14]	HSBC	TWD	32.750	3/23/17	TWD	409,400,000	137,149

Total Over-the-Counter Options Purchased (Cost $2,108,649)							1,844,302

	Counterparty	Pay / Receive Floating Rate	Floating Rate	Fixed Rate	Expiration Date	Notional Amount (000’s)

Over-the-Counter Interest Rate Swaption Purchased—0.1%

Interest Rate Swap maturing 3/2/27 Call[14] (Cost $716,030)	BAC	Pay	Three-Month USD BBA LIBOR	2.250%	2/28/17	USD	52,000	918,199

Total Investments, at Value (Cost $1,748,004,634)							103.2%	1,739,864,922

Net Other Assets (Liabilities)							(3.2)	(54,534,831)

Net Assets							100.0%	$1,685,330,091

Consolidated Footnotes to Statement of Investments

1. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $508,053,612 or 30.15% of the Fund’s net assets at period end.

2. Represents the current interest rate for a variable or increasing rate security.

3. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows. These securities amount to $3,127,544 or 0.19% of the Fund’s net assets at period end.

4. Interest rate is less than 0.0005%.

5. All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after period end. See Note 4 of the accompanying Consolidated Notes.

6. All or a portion of the security position is held in accounts at a futures clearing merchant and pledged to cover margin requirements on open futures contracts and written options on futures, if applicable. The aggregate market value of such securities is $2,412,903. See Note 6 of the accompanying Consolidated Notes.

7. All or a portion of the security position is held in segregated accounts and pledged to cover margin requirements under certain derivative contracts. The aggregate market value of such securities is $5,297,123. See Note 6 of the accompanying Consolidated Notes.

8. This security is not accruing income because the issuer has missed an interest payment on it and/or is not anticipated to make future interest and or principal payments. The rate shown is the contractual interest rate. See Note 4 of the accompanying Consolidated Notes.

9. This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest.

10. Restricted security. The aggregate value of restricted securities at period end was $3,812,900, which represents 0.23% of the Fund’s net assets. See Note 4 of the accompanying Consolidated Notes. Information concerning restricted securities is as follows:

Security	Acquisition Dates	Cost	Value	Unrealized Appreciation/ (Depreciation)

Aeropuerto Internacional de Tocumen SA, 5.625% Sr. Sec. Nts., 5/18/36	5/13/16 – 9/8/16	$1,090,940	$1,119,344	$ 28,404
Deutsche Bank AG, Coriolanus Ltd. Sec. Credit Linked Bonds, 72.268%, 12/31/17	9/19/07	2,567,888	2,665,255	97,367
JPMorgan Hipotecaria su Casita, 6.47% Sec. Nts., 8/26/35	3/21/07	528,890	28,301	(500,589)

		$4,187,718	$3,812,900	$ (374,818)

11. Denotes an inflation-indexed security: coupon or principal are indexed to a consumer price index.

12. Interest or dividend is paid-in-kind, when applicable.

13. All or a portion of this security is owned by the subsidiary. See Note 2 of the accompanying Consolidated Notes.

14. Non-income producing security.

15. Security received as the result of issuer reorganization.

16. Zero coupon bond reflects effective yield on the original acquisition date.

17. All or a portion of the security position has been pledged for collateral in association with forward roll transactions. See Note 4 of the accompanying Notes.

18. Security is a Master Limited Partnership.

19. Rate shown is the 7-day yield at period end.

20. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares December 31, 2015	Gross Additions	Gross Reductions	Shares December 31, 2016

Oppenheimer Institutional Government Money Market Fund, Cl. Ea	92,728,261	863,318,194	917,591,757	38,454,698
Oppenheimer Master Event-Linked Bond Fund, LLC	3,158,849	—	637,866	2,520,983
Oppenheimer Master Loan Fund, LLC	6,443,877	6,426,708	—	12,870,585
Oppenheimer Ultra-Short Duration Fund, Cl. Y	—	8,034,834	3,992,016	4,042,818

		Value	Income	Realized Loss

Oppenheimer Institutional Government Money Market Fund, Cl. Ea		$38,454,698	$562,242	$—
Oppenheimer Master Event-Linked Bond Fund, LLC		40,463,664	2,573,129[b]	326,597[b]

27    OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

Consolidated Footnotes to Statement of Investments (Continued)

	Value	Income	Realized Loss
Oppenheimer Master Loan Fund, LLC	$207,632,814	$9,941,018[c]	$ 4,258,987[c]
Oppenheimer Ultra-Short Duration Fund, Cl. Y	20,254,519	254,325	—

Total	$306,805,695	$13,330,714	$ 4,585,584

a. Prior to September 28, 2016, this fund was named Oppenheimer Institutional Money Market Fund.

b. Represents the amount allocated to the Fund from Oppenheimer Master Event-Linked Bond Fund, LLC.

c. Represents the amount allocated to the Fund from Oppenheimer Master Loan Fund, LLC.

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:
Geographic Holdings (Unaudited)	Value	Percent

United States	$1,414,439,437	81.3%
Brazil	32,571,797	1.9
Indonesia	32,024,969	1.8
Canada	27,185,751	1.6
Supranational	17,151,511	1.0
Russia	15,127,548	0.9
Netherlands	13,277,683	0.8
Mexico	13,141,875	0.8
United Kingdom	12,548,867	0.7
Peru	10,748,164	0.6
India	9,688,795	0.6
Ukraine	8,522,163	0.5
Luxembourg	7,265,144	0.4
South Africa	6,884,508	0.4
Kazakhstan	6,868,489	0.4
Colombia	6,599,235	0.4
Germany	6,590,086	0.4
Argentina	6,440,036	0.4
Ireland	6,208,468	0.4
Ivory Coast	5,673,688	0.3
China	5,577,990	0.3
France	5,185,950	0.3
Turkey	4,538,862	0.3
Hungary	4,459,998	0.3
Belgium	4,016,806	0.2
Jamaica	3,929,222	0.2
Dominican Republic	3,678,216	0.2
Sri Lanka	3,609,258	0.2
Serbia	3,247,202	0.2
Italy	2,971,711	0.2
Romania	2,606,262	0.2
Uruguay	2,536,025	0.1
Croatia	2,369,192	0.1
Switzerland	2,299,973	0.1
New Zealand	2,264,128	0.1
Jersey, Channel Islands	2,262,750	0.1
Israel	2,175,178	0.1
Australia	1,960,190	0.1
South Korea	1,759,822	0.1
Panama	1,709,945	0.1
Honduras	1,291,752	0.1
Japan	1,201,168	0.1
Kenya	1,195,667	0.1
Namibia	1,135,180	0.1
Sweden	1,084,080	0.1
Vietnam	1,052,865	0.1
Kuwait	967,115	0.1
Morocco	901,285	0.1
United Arab Emirates	894,265	0.1
Spain	850,417	0.0
Singapore	795,996	0.0
Costa Rica	758,610	0.0
Paraguay	586,500	0.0
Norway	573,759	0.0
Senegal	540,629	0.0
Denmark	528,591	0.0

28    OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

Geographic Holdings (Unaudited) (Continued)	Value	Percent

Nigeria	$518,192	0.0%
Trinidad	492,925	0.0
Thailand	456,676	0.0
Iraq	450,039	0.0
Chile	382,504	0.0
Guernsey	374,077	0.0
Ghana	370,018	0.0
Taiwan	137,149	0.0
Eurozone	105,614	0.0
Gabon	102,955	0.0

Total	$1,739,864,922	100.0%

Forward Currency Exchange Contracts as of December 31, 2016

Counterparty	Settlement Month(s)	Currency Purchased (000’s)		Currency Sold (000’s)		Unrealized Appreciation	Unrealized Depreciation

BAC	03/2017	EUR	1,055	USD	1,129	$—	$14,364
BAC	03/2017	JPY	989,000	USD	9,625	—	1,132,418
BAC	03/2017	MYR	12,195	USD	2,885	—	176,366
BAC	03/2017	RUB	560,200	USD	8,430	544,181	—
BAC	03/2017	TRY	8,400	USD	2,370	—	24,770
BAC	03/2017	USD	8,655	JPY	905,000	884,215	—
BAC	03/2017	USD	3,800	PEN	12,920	—	13,710
BNP	03/2017	USD	9,074	KRW	10,579,000	313,565	—
BNP	03/2017	USD	9,904	MXN	213,800	—	312,189
BNP	03/2017	USD	1,505	RUB	94,900	—	14,870
BOA	03/2017	EUR	6,880	USD	7,334	—	65,409
BOA	01/2017	INR	547,000	USD	7,988	53,430	—
BOA	02/2017	MYR	21,055	USD	4,760	—	76,709
BOA	03/2017	PEN	12,930	USD	3,773	43,683	—
BOA	03/2017	USD	17,663	EUR	16,005	755,094	—
BOA	02/2017	USD	8,431	IDR	113,250,000	82,410	—
BOA	03/2017	USD	7,907	KRW	9,050,000	412,718	—
BOA	02/2017	USD	2,252	PHP	113,000	—	14,035
BOA	03/2017	ZAR	115,090	USD	8,367	—	98,031
CITNA-B	03/2017	CAD	5,750	USD	4,260	26,487	—
CITNA-B	01/2017	COP	18,720,000	USD	6,142	87,129	—
CITNA-B	03/2017	EUR	870	USD	921	—	1,992
CITNA-B	03/2017	GBP	4,925	USD	6,200	—	120,111
CITNA-B	03/2017	MXN	55,900	USD	2,880	—	208,487
CITNA-B	03/2017	SGD	6,460	USD	4,527	—	67,906
CITNA-B	02/2017	USD	3,879	BRL	13,686	—	288,550
CITNA-B	01/2017	USD	3,970	COP	12,732,000	—	266,359
CITNA-B	03/2017	USD	4,427	GBP	3,560	31,953	—
CITNA-B	01/2017	USD	3,747	INR	258,000	—	45,338
CITNA-B	03/2017	USD	19,860	MXN	399,500	902,639	122,857
CITNA-B	03/2017	USD	2,488	RUB	162,000	—	107,519
CITNA-B	03/2017	USD	4,542	SGD	6,460	83,001	—
DEU	03/2017	EUR	27,410	USD	29,440	—	483,803
DEU	03/2017	USD	117	JPY	12,200	12,040	—
DEU	01/2017	USD	91	TRY	300	6,083	—
DEU	03/2017	USD	1,757	ZAR	25,945	—	107,272
GSCO-OT	03/2017	MXN	268,100	USD	12,761	69,070	19,745
GSCO-OT	03/2017	USD	2,485	BRL	8,740	—	147,355
GSCO-OT	03/2017	USD	8,067	KRW	9,455,000	236,858	—
GSCO-OT	03/2017	USD	2,632	ZAR	37,160	—	37,513
GSCO-OT	03/2017	ZAR	36,320	USD	2,586	23,359	—
HSBC	03/2017	EUR	4,720	USD	5,359	—	372,529
HSBC	03/2017	HUF	1,227,000	USD	4,448	—	263,838
HSBC	03/2017	PLN	16,790	USD	4,131	—	123,718
HSBC	03/2017	USD	1,757	ZAR	25,945	—	106,697
HSBC	03/2017	ZAR	51,890	USD	3,567	161,088	—
JPM	03/2017	BRL	53,370	USD	16,098	—	21,541
JPM	03/2017	CAD	9,760	USD	7,359	—	83,544
JPM	03/2017	CLP	1,944,000	USD	2,892	—	4,580
JPM	01/2017	COP	5,671,000	USD	1,773	113,564	—
JPM	03/2017	EUR	1,435	USD	1,551	—	34,894
JPM	03/2017	GBP	1,120	USD	1,394	—	11,063
JPM	03/2017	KRW	9,455,000	USD	8,101	—	271,285
JPM	02/2017 - 03/2017	MXN	474,800	USD	22,689	173,899	126,206

29    OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

Forward Currency Exchange Contracts (Continued)

Counterparty	Settlement Month(s)	Currency Purchased (000’s)		Currency Sold (000’s)		Unrealized Appreciation	Unrealized Depreciation

JPM	03/2017	PEN	12,920	USD	3,778	$35,491	$—
JPM	01/2017 - 03/2017	RUB	1,073,200	USD	16,840	609,936	97,775
JPM	01/2017	THB	90,200	USD	2,550	—	31,307
JPM	03/2017	USD	11,598	CAD	15,450	81,416	—
JPM	03/2017	USD	2,947	CLP	1,944,000	59,170	—
JPM	03/2017	USD	17,311	EUR	15,600	830,830	—
JPM	03/2017	USD	2,849	HUF	843,000	—	25,473
JPM	02/2017 - 03/2017	USD	5,807	IDR	78,514,500	41,454	4,987
JPM	01/2017	USD	4,201	INR	289,000	—	47,735
JPM	02/2017 - 03/2017	USD	2,574	MXN	53,400	22,959	266
JPM	03/2017	USD	2,618	MYR	11,650	30,135	—
JPM	01/2017	USD	13,110	RUB	850,700	88,441	776,393
JPM	03/2017	USD	2,501	TRY	8,790	46,837	—
JPM	03/2017	USD	14,619	ZAR	214,180	—	768,294
JPM	03/2017	ZAR	69,450	USD	5,034	—	44,846
TDB	02/2017	BRL	48,860	USD	13,773	1,104,347	—
TDB	03/2017	EUR	945	USD	1,008	—	9,551
TDB	02/2017 - 03/2017	USD	25,866	BRL	90,480	—	1,585,521
TDB	03/2017	USD	5,889	CAD	7,800	74,412	—
TDB	03/2017	USD	27,772	EUR	25,055	1,303,202	—
TDB	03/2017	USD	2,847	GBP	2,290	19,365	—
TDB	03/2017	USD	2,990	MXN	55,900	319,098	—

Total Unrealized Appreciation and Depreciation						$9,683,559	$8,779,721

Futures Contracts as of December 31, 2016

Description	Exchange	Buy/Sell	Expiration Date	Number of Contracts	Value	Unrealized Appreciation (Depreciation)

Euro-BUND	EUX	Sell	3/08/17	110	$19,007,174	$(24,654)
United States Treasury Long Bonds	CBT	Buy	3/22/17	102	15,366,937	(50,957)
United States Treasury Nts., 2 yr.	CBT	Buy	3/31/17	337	73,023,687	(23,944)
United States Treasury Nts., 5 yr.	CBT	Sell	3/31/17	19	2,235,617	4,221
United States Treasury Nts., 10 yr.	CBT	Buy	3/22/17	155	19,263,594	(79,961)
United States Treasury Nts., 10 yr.	CBT	Sell	3/22/17	56	6,959,750	(2,772)
United States Ultra Bonds	CBT	Buy	3/22/17	197	31,569,250	(255,646)

						$(433,713)

Over-the-Counter Options Written at December 31, 2016

Description	Counterparty		Exercise Price	Expiration Date		Number of Contracts	Premiums Received	Value

BRL Currency Call	HSBC	BRL	3.050	1/27/17	BRL	(38,125,000)	$127,625	$(10,484)

BRL Currency Put	HSBC	BRL	3.400	1/27/17	BRL	(42,500,000)	170,000	(83,640)

EUR Currency Put	BAC	PLN	4.300	3/6/17	EUR	(6,470,000)	11,320	(14,346)

EUR Currency Put	BNP	EUR	0.980	2/10/17	EUR	(18,159,835)	44,491	(7,428)

KRW Currency Call	BAC	KRW	1130.000	6/15/17	KRW	(38,109,710,000)	492,731	(266,768)

KRW Currency Put	BAC	KRW	1250.000	6/15/17	KRW	(42,156,760,000)	491,042	(674,508)

MXN Currency Put	CITNA-B	MXN	21.700	3/1/17	MXN	(564,138,339)	248,403	(220,014)

MXN Currency Call	CITNA-B	MXN	20.000	3/1/17	MXN	(519,943,169)	177,170	(193,939)

TWD Currency Call	HSBC	TWD	31.600	3/23/17	TWD	(395,000,000)	74,062	(71,100)

TWD Currency Put	HSBC	TWD	33.400	3/23/17	TWD	(417,500,000)	72,813	(75,567)

ZAR Currency Put	CITNA-B	ZAR	15.000	1/5/17	ZAR	(187,500,000)	205,811	(188)

ZAR Currency Call	CITNA-B	ZAR	13.150	1/5/17	ZAR	(164,375,000)	142,009	(4,109)

Total Over-the-Counter Options Written							$2,257,477	$(1,622,091)

Centrally Cleared Credit Default Swaps at December 31, 2016

Reference Asset	Buy/Sell Protection	Fixed Rate	Maturity Date		Notional Amount (000’s)	Premiums Received/(Paid)	Value

Argentine Republic	Buy	5.000%	12/20/21	USD	1,000	$26,470	$(36,987)

CDX.EM.26	Buy	1.000	12/20/21	USD	1,000	(67,611)	61,958

CDX.EM.26	Buy	1.000	12/20/21	USD	1,000	(70,556)	61,958

CDX.EM.26	Buy	1.000	12/20/21	USD	1,000	(76,856)	61,958

CDX.EM.26	Buy	1.000	12/20/21	USD	1,000	(76,256)	61,958

CDX.EM.26	Buy	1.000	12/20/21	USD	1,000	(76,356)	61,958

CDX.EM.26	Buy	1.000	12/20/21	USD	1,000	(75,411)	61,958

CDX.HY.27	Buy	5.000	12/20/21	USD	18,900	1,134,000	(1,176,881)

CDX.HY.27	Sell	5.000	12/20/21	USD	2,620	(161,115)	162,619

CDX.HY.27	Buy	5.000	12/20/21	USD	18,900	1,135,890	(1,176,881)

CDX.HY.27	Sell	5.000	12/20/21	USD	2,610	(165,271)	161,636

Federative Republic of Brazil	Sell	1.000	3/20/17	USD	5,000	(4,759)	5,436

30    OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

Centrally Cleared Credit Default Swaps (Continued)

Reference Asset	Buy/Sell Protection	Fixed Rate	Maturity Date		Notional Amount (000’s)	Premiums Received/(Paid)	Value

Malaysia	Buy	1.000%	12/20/21	USD	2,250	$(41,734)	$36,560

People’s Republic of China	Buy	1.000	12/20/21	USD	4,400	(39,302)	33,543

Republic of Colombia	Buy	1.000	12/20/21	USD	1,000	(32,341)	28,103

Republic of Colombia	Buy	1.000	12/20/21	USD	2,000	(61,273)	56,205

Republic of Indonesia	Buy	1.000	12/20/21	USD	1,000	(29,484)	24,886

Republic of Indonesia	Buy	1.000	12/20/21	USD	2,250	(68,644)	55,993

Republic of Indonesia	Buy	1.000	12/20/21	USD	2,000	(74,646)	49,772

Republic of Indonesia	Buy	1.000	12/20/21	USD	800	(24,407)	19,909

Republic of Indonesia	Buy	1.000	12/20/21	USD	1,300	(39,069)	32,352

Republic of Indonesia	Buy	1.000	12/20/21	USD	2,250	(69,667)	55,993

Republic of Korea	Buy	1.000	12/20/21	USD	2,250	51,583	(60,033)

Republic of Korea	Buy	1.000	12/20/21	USD	800	20,144	(21,345)

Republic of Korea	Buy	1.000	12/20/21	USD	1,300	33,060	(34,686)

Republic of Korea	Buy	1.000	12/20/21	USD	2,250	51,583	(60,033)

Republic of Turkey	Buy	1.000	12/20/21	USD	1,350	(110,390)	99,629

Republic of Turkey	Buy	1.000	12/20/21	USD	912	(71,041)	67,305

Republic of Turkey	Buy	1.000	12/20/21	USD	1,000	(79,561)	73,799

Republic of Turkey	Buy	1.000	12/20/21	USD	1,000	(87,539)	73,799

Republic of Turkey	Buy	1.000	12/20/21	USD	1,007	(81,432)	74,316

Republic of Turkey	Buy	1.000	12/20/21	USD	1,000	(79,247)	73,799

Republic of Turkey	Buy	1.000	12/20/21	USD	1,350	(108,131)	99,629

United Mexican States	Buy	1.000	12/20/21	USD	1,000	(27,280)	24,590

United Mexican States	Buy	1.000	12/20/21	USD	2,000	(83,627)	49,180

Total Cleared Credit Default Swaps						$469,724	$(836,045)

Over-the-Counter Credit Default Swaps at December 31, 2016

Reference Asset	Counterparty	Buy/Sell Protection	Fixed Rate	Maturity Date		Notional Amount (000’s)	Premiums Received/(Paid)	Value

CMBX.NA.BBB-.9	FIB	Sell	3.000%	9/17/58	USD	2,325	$358,796	$(303,916)

CMBX.NA.BBB-.9	FIB	Sell	3.000	9/17/58	USD	2,585	396,164	(337,903)

CMBX.NA.BBB-.9	FIB	Sell	3.000	9/17/58	USD	3,615	548,772	(472,541)

CMBX.NA.BBB-.9	MSCO	Sell	3.000	9/17/58	USD	2,585	397,539	(337,903)

CMBX.NA.BBB-.9	MSCO	Sell	3.000	9/17/58	USD	3,875	590,697	(506,527)

CMBX.NA.BBB-.9	MSCO	Sell	3.000	9/17/58	USD	2,580	375,718	(337,249)

CMBX.NA.BBB-.9	MSCO	Sell	3.000	9/17/58	USD	3,880	592,189	(507,181)

Federative Republic of Brazil	BNP	Sell	1.000	12/20/18	USD	1,190	94,152	(3,439)

Hellenic Republic	BAC	Sell	1.000	3/20/20	USD	475	168,651	(106,887)

Hellenic Republic	BAC	Sell	1.000	3/20/20	USD	475	180,526	(106,887)

Malaysia	GSCOI	Buy	1.000	6/20/21	USD	1,785	(47,059)	15,744

Malaysia	MOS-A	Buy	1.000	12/20/20	USD	765	(48,374)	1,942

Republic of Indonesia	BNP	Buy	1.000	6/20/21	USD	5,100	(203,573)	84,740

Republic of Peru	BNP	Buy	1.000	12/20/20	USD	964	(27,540)	(7,710)

Republic of Turkey	CITNA-B	Buy	1.000	6/20/21	USD	1,625	(107,092)	95,317

Republic of Turkey	HSBC	Buy	1.000	6/20/21	USD	1,270	(94,540)	75,846

Russian Federation	BNP	Buy	1.000	12/20/20	USD	765	(81,669)	11,131

State Bank of India	BNP	Sell	1.000	9/20/19	USD	1,740	71,791	11,206

Total Over-the-Counter Credit Default Swaps							$3,165,148	$(2,732,217)

The table that follows shows the undiscounted maximum potential payment by the Fund related to selling credit protection in credit default swaps:

Type of Reference Asset on which the Fund Sold Protection	Total Maximum Potential Payments for Selling Credit Protection (Undiscounted)	Amount Recoverable*	Reference Asset Rating Range**

Non-Investment Grade Corporate Debt
Indexes	$26,675,000	$38,995,738	BB+ to BB-
Investment Grade Single Name Corporate
Debt	1,740,000	—	BBB-
Non-Investment Grade Sovereign Debt	7,140,000	—	BB to B-

Total USD	$35,555,000	$38,995,738

*The Fund has no amounts recoverable from related purchased protection. In addition, the Fund has no recourse provisions under the credit derivatives and holds no collateral which can offset or reduce potential payments under a triggering event.

**The period end reference asset security ratings, as rated by any rating organization, are included in the equivalent Standard & Poor’s rating category. The reference asset rating represents the likelihood of a potential credit event on the reference asset which would result in a related payment by the Fund.

31    OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

Centrally Cleared Interest Rate Swaps at December 31, 2016

Counterparty	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Maturity Date	Notional Amount (000’s)		Premiums Received / (Paid)	Value
		Three-Month USD
BAC	Receive	BBA LIBOR	2.461%	3/20/47	USD	2,825	$—	$80,641

		Three-Month USD
BAC	Receive	BBA LIBOR	2.289	12/5/26	USD	17,800	—	47,907

		Three-Month USD
BAC	Receive	BBA LIBOR	1.796	12/1/21	USD	26,400	—	184,751

		Three-Month USD
BAC	Pay	BBA LIBOR	2.191	3/17/27	USD	6,837	—	(111,090)

		Six-Month PLN WIBOR
BAC	Pay	WIBO	1.745	9/12/18	PLN	25,200	—	(26,079)

		Six-Month PLN WIBOR
BAC	Pay	WIBO	1.745	9/15/18	PLN	25,195	—	(19,937)

CITNA-B	Pay	BZDI	11.710	1/4/21	BRL	35,000	—	76,128

		Three-Month ZAR
DEU	Receive	JIBAR SAFEX	8.310	6/29/26	ZAR	56,100	—	1,863

GSCOI	Pay	MXN TIIE BANXICO	6.820	11/14/18	MXN	271,085	2,516	(79,054)

GSCOI	Receive	MXN TIIE BANXICO	7.400	11/4/26	MXN	65,835	(663)	110,190

		Three-Month USD
JPM	Receive	BBA LIBOR	2.338	12/15/26	USD	6,900	—	(8,662)

		Three-Month USD
UBS	Receive	BBA LIBOR	2.499	12/20/26	USD	8,584	—	(132,593)

Total Centrally Cleared Interest Rate Swaps							$1,853	$124,065

Over-the-Counter Interest Rate Swaps at December 31, 2016

Counterparty	PAy/Receive Floating Rate	Floating Rate	Fixed Rate	Maturity Date	Notional Amount (000’s)		Value

		Three-Month KRW CD
DEU	Pay	KSDA	1.480%	4/20/18	KRW	102,630,000	$ (2,142)

		Three-Month MYR
SCB	Pay	KLIBOR BNM	3.310	8/19/21	MYR	45,000	(213,788)

Total Over-the-Counter Interest Rate Swaps							$ (215,930)

Over-the-Counter Interest Rate Swaptions Written at December 31, 2016

Description	Counterparty	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Expiration Date		Notional Amount (000’s)	Premiums Received	Value

Interest Rate Swap maturing 3/16/19 Call	BAC	Pay	Three-Month USD BBA LIBOR	1.821%	3/14/17	USD	78,000	$105,300	$(88,038)

Interest Rate Swap maturing 3/2/27 Call	BAC	Pay	Three-Month USD BBA LIBOR	2.500	2/28/17	USD	104,000	677,030	(760,094)

Total Over-the-Counter Interest Rate Swaptions Written								$782,330	$(848,132)

Glossary:
Counterparty Abbreviations
BAC	Barclays Bank plc
BNP	BNP Paribas
BOA	Bank of America NA
CITNA-B	Citibank NA
DEU	Deutsche Bank AG
FIB	Credit Suisse International
GSCOI	Goldman Sachs International
GSCO-OT	Goldman Sachs Bank USA
HSBC	HSBC Bank USA NA
JPM	JPMorgan Chase Bank NA
MOS-A	Morgan Stanley
MSCO	Morgan Stanley Capital Services, Inc.
SCB	Standard Chartered Bank
TDB	Toronto Dominion Bank
UBS	UBS AG

Currency abbreviations indicate amounts reporting in currencies
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CLP	Chilean Peso
COP	Colombian Peso
EUR	Euro
GBP	British Pound Sterling

32    OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

Currency abbreviations indicate amounts reporting in currencies (Continued)
HUF	Hungarian Forint
IDR	Indonesian Rupiah
INR	Indian Rupee
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Nuevo Peso
MYR	Malaysian Ringgit
PEN	Peruvian New Sol
PHP	Philippine Peso
PLN	Polish Zloty
RUB	Russian Ruble
SGD	Singapore Dollar
THB	Thailand Baht
TRY	New Turkish Lira
TWD	New Taiwan Dollar
ZAR	South African Rand

Definitions
BANXICO	Banco de Mexico
BBA LIBOR	British Bankers’ Association London - Interbank Offered Rate
BNM	Bank Negra Malaysia
BUND	German Federal Obligation
BZDI	Brazil Interbank Deposit Rate
CD	Certificate of Deposit
CDX.EM.26	Markit CDX Emerging Markets Index
CDX.HY.27	Markit CDX High Yield Index
CMBX.NA.BBB-.9	Markit CMBX North American Index
JIBAR SAFEX	South Africa Johannesburg Interbank Agreed Rate/Futures Exchange
KLIBOR	Kuala Lumpur Interbank Offered Rate
KSDA	Korean Securities Dealers Assn.
TIIE	Interbank Equilibrium Interest Rate
WIBOR WIBO	Poland Warsaw Interbank Offer Bid Rate

Exchange Abbreviations
CBT	Chicago Board of Trade
EUX	European Stock Exchange

See accompanying Notes to Consolidated Financial Statements.

33    OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES December 31, 2016

Assets
Investments, at value—see accompanying Consolidated statement of investments:
Unaffiliated companies (cost $1,446,724,771)	$1,433,059,227
Affiliated companies (cost $301,279,863)	306,805,695
1,739,864,922
Cash	16,024,275
Cash—foreign currencies (cost $2,195,513)	2,204,676
Cash used for collateral on centrally cleared swaps	8,464,394
Unrealized appreciation on forward currency exchange contracts	9,683,559
Swaps, at value (net payments paid $510,516)	295,926
Centrally cleared swaps, at value (net premiums paid $1,983,669)	2,232,281
Receivables and other assets:
Investments sold (including $14,663,625 sold on a when-issued or delayed delivery basis)	18,387,165
Interest, dividends and principal paydowns	14,259,300
Shares of beneficial interest sold	597,966
Variation margin receivable	374,618
Other	189,135
Total assets	1,812,578,217
Liabilities
Unrealized depreciation on forward currency exchange contracts	8,779,721
Options written, at value (premiums received $2,257,477)	1,622,091
Swaps, at value (premiums received $3,675,664)	3,244,073
Centrally cleared swaps, at value (premiums received $2,455,246)	2,944,261
Swaptions written, at value (premiums received $782,330)	848,132
Payables and other liabilities:
Investments purchased (including $107,226,767 purchased on a when-issued or delayed delivery basis)	108,538,631
Shares of beneficial interest redeemed	720,521
Distribution and service plan fees	271,413
Trustees’ compensation	101,660
Shareholder communications	96,017
Variation margin payable	3,117
Other	78,489
Total liabilities	127,248,126
Net Assets	$1,685,330,091

Composition of Net Assets
Par value of shares of beneficial interest	$334,282
Additional paid-in capital	1,823,105,792
Accumulated net investment income	44,340,175
Accumulated net realized loss on investments and foreign currency transactions	(175,308,515)
Net unrealized depreciation on investments and translation of assets and liabilities denominated in foreign currencies	(7,141,643)
Net Assets	$1,685,330,091

Net Asset Value Per Share
Non-Service Shares:
Net asset value, redemption price per share and offering price per share (based on net assets of $401,308,356 and 81,212,948 shares of beneficial interest outstanding)	$4.94
Service Shares:
Net asset value, redemption price per share and offering price per share (based on net assets of $1,284,021,735 and 253,069,229 shares of beneficial interest outstanding)	$5.07

See accompanying Notes to Consolidated Financial Statements.

34      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

CONSOLIDATED STATEMENT OF OPERATIONS For the Year Ended December 31, 2016

Allocation of Income and Expenses from Master Funds[1]
Net investment income allocated from Oppenheimer Master Event-Linked Bond Fund, LLC:
Interest	$2,570,128
Dividends	3,001
Net expenses	(197,765)
Net investment income allocated from Oppenheimer Master Event-Linked Bond Fund, LLC	2,375,364
Net investment income allocated from Oppenheimer Master Loan Fund, LLC
Interest	9,679,578
Dividends	261,440
Net expenses	(558,257)
Net investment income allocated from Oppenheimer Master Loan Fund, LLC	9,382,761
Total allocation of net investment income from master funds	11,758,125
Investment Income
Interest - unaffiliated companies (net of foreign withholding taxes of $400,957)	67,590,200
Fee income on when-issued securities	1,896,514
Dividends:
Unaffiliated companies (net of foreign withholding taxes of $169)	1,351
Affiliated companies	816,567
Total investment income	70,304,632
Expenses
Management fees	10,656,474
Distribution and service plan fees - Service shares	3,329,305
Transfer and shareholder servicing agent fees:
Non-Service shares	416,152
Service shares	1,332,662
Shareholder communications:
Non-Service shares	50,879
Service shares	162,843
Custodian fees and expenses	113,182
Trustees’ compensation	69,512
Borrowing fees	31,293
Other	261,361
Total expenses	16,423,663
Less reduction to custodian expenses	(6,049)
Less waivers and reimbursements of expenses	(914,121)
Net expenses	15,503,493
Net Investment Income	66,559,264

35      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

CONSOLIDATED STATEMENT OF OPERATIONS Continued

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions in unaffiliated companies (including premiums on options and swaptions exercised)	$(80,022,358)
Closing and expiration of option contracts written	1,575,415
Closing and expiration of futures contracts	(8,521,990)
Foreign currency transactions	5,728,348
Swap contracts	(2,594,755)
Swaption contracts	1,138,332
Net realized loss allocated from:
Oppenheimer Master Event-Linked Bond Fund, LLC	(326,597)
Oppenheimer Master Loan Fund, LLC	(4,258,987)
Net realized loss	(87,282,592)
Net change in unrealized appreciation/depreciation on:
Investment transactions	114,058,602
Translation of assets and liabilities denominated in foreign currencies	(2,615,984)
Futures contracts	(846,477)
Option contracts written	596,466
Swap contracts	2,024,039
Swaption contracts	1,399,283
Net change in unrealized appreciation/depreciation allocated from:
Oppenheimer Master Event-Linked Bond Fund, LLC	837,960
Oppenheimer Master Loan Fund, LLC	14,675,812
Net change in unrealized appreciation/depreciation	130,129,701
Net Increase in Net Assets Resulting from Operations	$109,406,373

1. The Fund invests in certain affiliated mutual funds that expect to be treated as partnerships for tax purposes. See Note 4 of the accompanying Consolidated Notes.

See accompanying Notes to Consolidated Financial Statements.

36      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2016	Year Ended December 31, 2015
Operations
Net investment income	$66,559,264	$86,850,429
Net realized loss	(87,282,592)	(53,432,958)
Net change in unrealized appreciation/depreciation	130,129,701	(75,538,414)
Net increase (decrease) in net assets resulting from operations	109,406,373	(42,120,943)
Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Non-Service shares	(20,719,866)	(29,479,205)
Service shares	(61,256,620)	(81,704,570)
	(81,976,486)	(111,183,775)
Beneficial Interest Transactions
Net decrease in net assets resulting from beneficial interest transactions:
Non-Service shares	(34,595,904)	(120,101,219)
Service shares	(112,356,578)	(59,939,490)
	(146,952,482)	(180,040,709)
Net Assets
Total decrease	(119,522,595)	(333,345,427)
Beginning of period	1,804,852,686	2,138,198,113
End of period (including accumulated net investment income of $44,340,175 and $ 90,272,009, respectively)	$1,685,330,091	$1,804,852,686

See accompanying Notes to Consolidated Financial Statements.

37      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

CONSOLIDATED FINANCIAL HIGHLIGHTS

Non-Service Shares	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012
Per Share Operating Data
Net asset value, beginning of period	$4.88	$5.30	$5.38	$5.67	$5.38
Income (loss) from investment operations:
Net investment income[1]	0.20	0.23	0.26	0.28	0.33
Net realized and unrealized gain (loss)	0.11	(0.34)	(0.11)	(0.29)	0.36
Total from investment operations	0.31	(0.11)	0.15	(0.01)	0.69
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.25)	(0.31)	(0.23)	(0.28)	(0.34)
Distributions from net realized gain	0.00	0.00	0.00	0.00	(0.06)
Total dividends and/or distributions to shareholders	(0.25)	(0.31)	(0.23)	(0.28)	(0.40)
Net asset value, end of period	$4.94	$4.88	$5.30	$5.38	$5.67

Total Return, at Net Asset Value[2]	6.53%	(2.26)%	2.84%	(0.13)%	13.53%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$401,308	$429,710	$586,951	$738,741	$741,996
Average net assets (in thousands)	$416,054	$510,765	$707,673	$734,707	$690,351
Ratios to average net assets:[3,4]
Net investment income	4.00%	4.51%	4.73%	5.12%	6.01%
Expenses excluding specific expenses listed below	0.79%	0.76%	0.74%	0.74%	0.77%
Interest and fees from borrowings	0.00%[5]	0.00%[5]	0.00%	0.00%	0.00%
Total expenses[6]	0.79%	0.76%	0.74%	0.74%	0.77%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.74%	0.73%	0.71%	0.72%	0.71%
Portfolio turnover rate[7]	80%	79%	93%	107%	78%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Includes the Fund’s share of the allocated expenses and/or net investment income from the master funds.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended December 31, 2016	0.80%
Year Ended December 31, 2015	0.77%
Year Ended December 31, 2014	0.75%
Year Ended December 31, 2013	0.74%
Year Ended December 31, 2012	0.77%

7. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions

Year Ended December 31, 2016	$1,798,210,272	$1,766,445,159
Year Ended December 31, 2015	$1,225,140,927	$1,266,426,777
Year Ended December 31, 2014	$1,348,552,640	$1,337,346,996
Year Ended December 31, 2013	$4,294,357,677	$4,679,296,373
Year Ended December 31, 2012	$3,862,820,437	$3,466,796,233

See accompanying Notes to Consolidated Financial Statements.

38      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

Service Shares	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012
Per Share Operating Data
Net asset value, beginning of period	$5.00	$5.42	$5.50	$5.79	$5.49
Income (loss) from investment operations:
Net investment income[1]	0.19	0.23	0.25	0.27	0.33
Net realized and unrealized gain (loss)	0.12	(0.35)	(0.11)	(0.29)	0.36
Total from investment operations	0.31	(0.12)	0.14	(0.02)	0.69
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.24)	(0.30)	(0.22)	(0.27)	(0.33)
Distributions from net realized gain	0.00	0.00	0.00	0.00	(0.06)
Total dividends and/or distributions to shareholders	(0.24)	(0.30)	(0.22)	(0.27)	(0.39)
Net asset value, end of period	$5.07	$5.00	$5.42	$5.50	$5.79

Total Return, at Net Asset Value[2]	6.27%	(2.49)%	2.49%	(0.37)%	13.15%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,284,022	$1,375,143	$1,551,247	$1,716,026	$1,840,721
Average net assets (in thousands)	$1,332,343	$1,496,350	$1,646,615	$1,794,640	$1,715,995
Ratios to average net assets:[3,4]
Net investment income	3.75%	4.26%	4.48%	4.88%	5.76%
Expenses excluding specific expenses listed below	1.04%	1.01%	0.99%	0.99%	1.02%
Interest and fees from borrowings	0.00%[5]	0.00%[5]	0.00%	0.00%	0.00%
Total expenses[6]	1.04%	1.01%	0.99%	0.99%	1.02%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.99%	0.98%	0.96%	0.97%	0.96%
Portfolio turnover rate[7]	80%	79%	93%	107%	78%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Includes the Fund’s share of the allocated expenses and/or net investment income from the master funds.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended December 31, 2016	1.05%
Year Ended December 31, 2015	1.02%
Year Ended December 31, 2014	1.00%
Year Ended December 31, 2013	0.99%
Year Ended December 31, 2012	1.02%

7. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions

Year Ended December 31, 2016	$1,798,210,272	$1,766,445,159
Year Ended December 31, 2015	$1,225,140,927	$1,266,426,777
Year Ended December 31, 2014	$1,348,552,640	$1,337,346,996
Year Ended December 31, 2013	$4,294,357,677	$4,679,296,373
Year Ended December 31, 2012	$3,862,820,437	$3,466,796,233

See accompanying Notes to Consolidated Financial Statements.

39    OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS December 31, 2016

1. Organization

Oppenheimer Global Strategic Income Fund/VA (the “Fund”), a separate series of Oppenheimer Variable Account Funds, is a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s main investment objective is to seek total return. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI. Shares of the Fund are sold only to separate accounts of life insurance companies.

The Fund offers two classes of shares. Both classes are sold at their offering price, which is the net asset value per share, to separate investment accounts of participating insurance companies as an underlying investment for variable life insurance policies, variable annuity contracts or other investment products. The class of shares designated as Service shares is subject to a distribution and service plan. Both classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class.

The following is a summary of significant accounting policies followed in the Fund’s preparation of financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Basis for Consolidation. The Fund has established a Cayman Islands exempted company, Oppenheimer Global Strategic Income Fund (Cayman) Ltd., which is wholly-owned and controlled by the Fund (the “Subsidiary”). The Fund and Subsidiary are both managed by the Manager. The Fund may invest up to 25% of its total assets in the Subsidiary. The Subsidiary invests primarily in commodity-linked derivatives (including commodity futures, financial futures, options and swap contracts) and exchange traded funds related to gold or other special minerals (“Gold ETFs”). The Subsidiary is subject to the same investment restrictions and guidelines, and follows the same compliance policies and procedures, as the Fund.

The financial statements have been consolidated and include accounts of the Fund and the Subsidiary. Accordingly, all inter-company transactions and balances have been eliminated. At period end, the Fund owned 51,485 shares with net assets of $4,466,412 in the Subsidiary.

Other financial information at period end:

Total market value of investments	$397,575
Net assets	$4,466,412
Net income (loss)	$140,883
Net realized gain (loss)	$40,180
Net change in unrealized appreciation/depreciation	$205,494

Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1) Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at Market Close as described in Note 3.

(2) Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at Market Close, the Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments shown in the Consolidated Statement of Operations.

For securities, which are subject to foreign withholding tax upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding tax reclaims recorded on Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. GAAP, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the

40    OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

2. Significant Accounting Policies (Continued)

securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Consolidated Statement of Operations, are amortized or accreted daily.

Return of Capital Estimates. Distributions received from the Fund’s investments in Master Limited Partnerships (MLPs), generally are comprised of income and return of capital. The Fund records investment income and return of capital based on estimates. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on information received from MLPs after their tax reporting periods are concluded.

Custodian Fees. “Custodian fees and expenses” in the Consolidated Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. This rate will increase to 2.00% effective January 1, 2017. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends. The Fund has analyzed its tax positions for the fiscal year ended December 31, 2016, including open tax years, and does not believe there are any uncertain tax positions requiring recognition in the Fund’s financial statements.

Subchapter M requires, among other things, that at least 90% of the Fund’s gross income be derived from securities or derived with respect to its business of investing in securities (typically referred to as “qualifying income”). Income from commodity-linked derivatives may not be treated as “qualifying income” for purposes of the 90% gross income requirement. The Internal Revenue Service (IRS) has previously issued a number of private letter rulings which conclude that income derived from commodity index-linked notes and investments in a wholly-owned subsidiary will be “qualifying income.” As a result, the Fund will gain exposure to commodities through commodity-linked notes and its wholly-owned subsidiary.

The IRS has suspended the granting of private letter rulings pending further review. As a result, there can be no assurance that the IRS will not change its position with respect to commodity-linked notes and wholly-owned subsidiaries. In addition, future legislation and guidance from the Treasury and the IRS may adversely affect the Fund’s ability to gain exposure to commodities through commodity-linked notes and its wholly-owned subsidiary.

The Fund is required to include in income for federal income tax purposes all of the subsidiary’s net income and gains whether or not such income is distributed by the subsidiary. Net income and gains from the subsidiary are generally treated as ordinary income by the Fund, regardless of the character of the subsidiary’s underlying income. Net losses from the subsidiary do not pass through to the Fund for federal income tax purposes.

The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Undistributed Net Investment Income	Undistributed Long-Term Gain	Accumulated Loss Carryforward[1,2,3,4,5]	Net Unrealized Depreciation Based on cost of Securities and Other Investments for Federal Income Tax Purposes

$33,682,851	$—	$164,705,502	$6,374,083

1. At period end, the Fund had $164,682,432 of net capital loss carryforward available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. Details of the capital loss carryforwards are included in the table below. Capital loss carryovers with no expiration, if any, must be utilized prior to those with expiration dates.

Expiring

No expiration	$164,682,432

2. The Fund had $23,070 of straddle losses which were deferred.

41    OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Continued

2. Significant Accounting Policies (Continued)

3. During the reporting period, the Fund did not utilize any capital loss carryforward.

4. During the previous reporting period, the Fund did not utilize any capital loss carryforward.

5. During the reporting period, $3,339,490 of unused capital loss carryforward expired.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with U.S. GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

Accordingly, the following amounts have been reclassified for the reporting period. Net assets of the Fund were unaffected by the reclassifications.

Reduction to Paid-in Capital	Reduction to Accumulated Net Investment Income	Reduction to Accumulated Net Realized Loss on Investments

$3,338,490	$30,514,612	$33,853,102

The tax character of distributions paid during the reporting periods:

	Year Ended December 31, 2016	Year Ended December 31, 2015

Distributions paid from:
Ordinary income	$81,976,486	$111,183,775

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$1,745,976,661
Federal tax cost of other investments	108,234,034

Total federal tax cost	$1,854,210,695

Gross unrealized appreciation	$38,022,334
Gross unrealized depreciation	(44,396,417)

Net unrealized depreciation	$(6,374,083)

Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern time, on each day the New York Stock Exchange (the “Exchange”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Equity securities traded on a securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the official closing price on the principal exchange on which the security is traded, as identified by the Manager, prior to the time when the Fund’s assets are valued. If the official closing price is unavailable, the security is valued at the last sale price on the principal exchange on which it is traded. If the official closing price or last sales price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

42    OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

3. Securities Valuation (Continued)

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Structured securities, swaps, swaptions, and other over-the-counter derivatives are valued utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Forward foreign currency exchange contracts are valued utilizing current and forward currency rates obtained from third party pricing services. When the settlement date of a contract is an interim date for which a quotation is not available, interpolated values are derived using the nearest dated forward currency rate.

Futures contracts and futures options traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors

Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.

Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

Structured securities	Relevant market information such as the price of underlying financial instruments, stock market indices, foreign currencies, interest rate spreads, commodities, or the occurrence of other specific events.

Swaps	Relevant market information, including underlying reference assets such as credit spreads, credit event probabilities, index values, individual security values, forward interest rates, variable interest rates, volatility measures, and forward currency rates.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets

43    OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Continued

3. Securities Valuation (Continued)

and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The Fund classifies each of its investments in investment companies which are publicly offered as Level 1. Investment companies that are not publicly offered are measured using net asset value as a practical expedient, and are not classified in the fair value hierarchy.

The table below categorizes amounts that are included in the Fund’s Consolidated Statement of Assets and Liabilities at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Assets Table
Investments, at Value:
Asset-Backed Securities	$—	$74,412,966	$17,151,511	$91,564,477
Mortgage-Backed Obligations	—	272,508,249	88,123	272,596,372
U.S. Government Obligations	—	31,134,424	—	31,134,424
Foreign Government Obligations	—	118,334,274	—	118,334,274
Corporate Loans	—	2,501,084	—	2,501,084
Corporate Bonds and Notes	—	782,800,906	28,301	782,829,207
Common Stocks	2,852,939	40,376	149,036	3,042,351
Rights, Warrants and Certificates	—	22,605	—	22,605
Structured Securities	—	5,491,270	2,899,462	8,390,732
Short-Term Note	—	119,881,200	—	119,881,200
Investment Companies	58,709,217	—	—	58,709,217
Over-the-Counter Options Purchased	—	1,844,302	—	1,844,302
Over-the-Counter Interest Rate Swaption Purchased	—	918,199	—	918,199

Total Investments, at Value	61,562,156	1,409,889,855	20,316,433	1,491,768,444
Other Financial Instruments:
Swaps, at value	—	295,926	—	295,926
Centrally cleared swaps, at value	—	2,232,281	—	2,232,281
Futures contracts	4,221	—	—	4,221
Forward currency exchange contracts	—	9,683,559	—	9,683,559

Total Assets excluding investment companies valued using practical expedient	$61,566,377	$1,422,101,621	$20,316,433	1,503,984,431

Investment companies valued using practical expedient				248,096,478

Total Assets				$1,752,080,909

Liabilities Table
Other Financial Instruments:
Swaps, at value	$—	$(3,244,073)	$—	$(3,244,073)
Centrally cleared swaps, at value	—	(2,944,261)	—	(2,944,261)
Options written, at value	—	(1,622,091)	—	(1,622,091)
Futures contracts	(437,934)	—	—	(437,934)
Forward currency exchange contracts	—	(8,779,721)	—	(8,779,721)
Swaptions written, at value	—	(848,132)	—	(848,132)

Total Liabilities	$(437,934)	$(17,438,278)	$—	$(17,876,212)

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

The table below shows the transfers between Level 2 and Level 3. The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the reporting period.

	Transfers out of Level 2*	Transfers into Level 3*

Assets Table Investments, at Value:
Mortgage-Backed Obligations	$(142,168)	$142,168

Total Assets	$(142,168)	$142,168

* Transferred from Level 2 to Level 3 because of the lack of observable market data due to a decrease in market activity for these securities.

44    OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

3. Securities Valuation (Continued)

The following is a reconciliation of assets in which significant unobservable inputs (level 3) were used in determining fair value:

	Value as of December 31, 2015	Realized gain (loss)	Change in unrealized appreciation/ depreciation	Accretion/ (amortization) of premium/ discount[a]

Assets Table Investments, at Value:
Asset-Backed Securities	$16,991,566	$—	$70,591	$89,354
Mortgage-Backed Obligations	16,686	(49,009)	(3,530)	(171)
Corporate Loans	7,452	(1,440,560)	1,433,108	—
Corporate Bonds and Notes	29,997	1	(1,657)	(39)
Common Stocks	1,255,935	(2,111,954)	(1,084,555)	—
Structured Securities	4,439,555	(5,199,346)	4,763,316	49,425

Total Assets	$22,741,191	$(8,800,868)	$5,177,273	$138,569

a. Included in net investment income.

	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Value as of December 31, 2016

Assets Table Investments, at Value:
Asset-Backed Securities	$—	$—	$—	$—	$17,151,511
Mortgage-Backed Obligations	—	(18,021)	142,168	—	88,123
Corporate Loans	—	—	—	—	—
Corporate Bonds and Notes	—	(1)	—	—	28,301
Common Stocks	3,295,200	(1,205,590)	—	—	149,036
Structured Securities	—	(1,153,488)	—	—	2,899,462

Total Assets	$3,295,200	$(2,377,100)	$142,168	$—	$20,316,433

The total change in unrealized appreciation/depreciation included in the Consolidated Statement of Operations attributable to Level 3 investments still held at period end:

Change in unrealized appreciation/ depreciation

Assets Table Investments, at Value
Asset-Backed Securities	$70,591
Mortgage-Backed Obligations	(52,869)
Corporate Bonds and Notes	(1,656)
Common Stocks	(3,146,179)
Structured Securities	(252,872)
Total	$(3,382,985)

The following table summarizes the valuation techniques and significant unobservable inputs used in determining fair value measurements for those investments classified as Level 3 at period end:

	Value as of December 31, 2016	Valuation Technique	Unobservable Input	Range of Unobservable Inputs	Unobservable Input Used

Assets Table
Investments, at Value:
Asset-Backed Securities	$17,151,511	Broker quotes	N/A	N/A	N/A	(a)
Mortgage-Backed Obligations	88,123	Pricing service	N/A	N/A	N/A	(a)
Corporate Bonds and Notes	28,301	Broker quotes	N/A	N/A	N/A	(a)
		Estimated recovery
Common Stocks	15	proceeds	Nominal Value	N/A	$0.01/share	(b)
		Estimated recovery
Common Stocks	149,021	proceeds	N/A	N/A	$0.0359/share	(c)
Structured Securities	2,899,462	Broker quotes	N/A	N/A	N/A	(a)

Total	$20,316,433

(a) Securities classified as Level 3 whose unadjusted values were provided by a pricing service or broker-dealer for which such inputs are unobservable. The Manager periodically reviews pricing vendor and broker methodologies and inputs to confirm they are determined using unobservable inputs and have been appropriately classified. Such securities’ fair valuations could change significantly based on changes in unobservable inputs used by the pricing service or broker.

(b) The Fund fair values certain common stocks held at a nominal value to reflect the low probability of receipt of future payments to be received as a result of a merger. The Manager monitors such investments for additional market information or the occurrence of a significant event which would warrant a re-evaluation of the security’s fair valuation. A significant increase (decrease) in the future distribution amount, or a significant increase (decrease) to the probability of payment rate, will result in a significant increase (decrease) to the fair value of the investment.

45    OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Continued

4. Investments and Risks

Risks of Foreign Investing. The Fund may invest in foreign securities which are subject to special risks. Securities traded in foreign markets may be less liquid and more volatile than those traded in U.S. markets. Foreign issuers are usually not subject to the same accounting and disclosure requirements that U.S. companies are subject to, which may make it difficult for the Fund to evaluate a foreign company’s operations or financial condition. A change in the value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of investments denominated in that foreign currency and in the value of any income or distributions the Fund may receive on those investments. The value of foreign investments may be affected by exchange control regulations, foreign taxes, higher transaction and other costs, delays in the settlement of transactions, changes in economic or monetary policy in the United States or abroad, expropriation or nationalization of a company’s assets, or other political and economic factors. In addition, due to the inter-relationship of global economies and financial markets, changes in political and economic factors in one country or region could adversely affect conditions in another country or region. Investments in foreign securities may also expose the Fund to time-zone arbitrage risk. Foreign securities may trade on weekends or other days when the Fund does not price its shares. At times, the Fund may emphasize investments in a particular country or region and may be subject to greater risks from adverse events that occur in that country or region. Foreign securities and foreign currencies held in foreign banks and securities depositories may be subject to limited or no regulatory oversight.

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are open-end management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Consolidated Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

    Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investments in Money Market Instruments. The Fund is permitted to invest its free cash balances in money market instruments to provide liquidity or for defensive purposes. The Fund may invest in money market instruments by investing in Class E shares of Oppenheimer Institutional Government Money Market Fund (“IGMMF”), formerly known as Oppenheimer Institutional Money Market Fund, which is an Affiliated Fund. IGMMF is regulated as a money market fund under the 1940 Act, as amended. The Fund may also invest in money market instruments directly or in other affiliated or unaffiliated money market funds.

Investment in Oppenheimer Master Funds. The Fund is permitted to invest in entities sponsored and/or advised by the Manager or an affiliate. Certain of these entities in which the Fund invests are mutual funds registered under the 1940 Act, as amended, that expect to be treated as partnerships for tax purposes, specifically Oppenheimer Master Loan Fund, LLC (“Master Loan”) and Oppenheimer Master Event-Linked Bond Fund, LLC (“Master Event-Linked Bond”) (the “Master Funds”). Each Master Fund has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Master Fund than in another, the Fund will have greater exposure to the risks of that Master Fund.

    The investment objective of Master Loan is to seek income. The investment objective of Master Event-Linked Bond is to seek total return. The Fund’s investments in the Master Funds are included in the Consolidated Statement of Investments. The Fund recognizes income and gain/(loss) on its investments in each Master Fund according to its allocated pro-rata share, based on its relative proportion of total outstanding Master Fund shares held, of the total net income earned and the net gain/(loss) realized on investments sold by the Master Funds. As a shareholder, the Fund is subject to its proportional share of the Master Funds’ expenses, including their management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Master Funds. The Fund owns 13.7% of Master Loan and 14.6% of Master Event-Linked Bond at period end.

Master Limited Partnerships (“MLPs”). MLPs issue common units that represent an equity ownership interest in a partnership and provide limited voting rights. MLP common units are registered with the Securities and Exchange Commission (“SEC”), and are freely tradable on securities exchanges such as the NYSE and the NASDAQ Stock Market (“NASDAQ”), or in the over-the-counter (“OTC”) market. An MLP consists of one or more general partners, who conduct the business, and one or more limited partners, who contribute capital. MLP common unit holders have a limited role in the partnership’s operations and management. The Fund, as a limited partner, normally would not be liable for the debts of the MLP beyond the amounts the Fund has contributed, but would not be shielded to the same extent that a shareholder of a corporation would be. In certain circumstances creditors of an MLP would have the right to seek return of capital distributed to a limited partner. This right of an MLP’s creditors would continue after the Fund sold its investment in the MLP.

Structured Securities. The Fund invests in structured securities whose market values, interest rates and/or redemption prices are linked to the performance of underlying foreign currencies, interest rate spreads, stock market indices, prices of individual securities, commodities or other financial instruments or the occurrence of other specific events. The structured securities are often leveraged, increasing the volatility of each note’s market value relative to the change in the underlying linked financial element or event. Fluctuations in value of these securities are recorded as unrealized gains and losses in the accompanying Consolidated Statement of Operations. The Fund records a realized gain or loss when a structured security is sold or matures.

46      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

4. Investments and Risks (Continued)

Loans. The Fund invests in loans made to U.S. and foreign borrowers that are corporations, partnerships or other business entities. The Fund will do so directly as an original lender or by assignment or indirectly through participation agreements or certain derivative instruments. While many of these loans will be collateralized, the Fund can also invest in uncollateralized loans. Loans are often issued in connection with recapitalizations, acquisitions, leveraged buyouts, and refinancing of borrowers. The loans often pay interest at rates that float above (or are adjusted periodically based on) a benchmark that reflects current interest rates although the Fund can also invest in loans with fixed interest rates.

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

At period end, the Fund had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

When-Issued or Delayed Delivery Basis Transactions

Purchased securities	$107,226,767
Sold securities	14,663,625

The Fund may enter into “forward roll” transactions with respect to mortgage-related securities. In this type of transaction, the Fund sells a mortgage-related security to a buyer and simultaneously agrees to repurchase a similar security (same type, coupon and maturity) at a later date at a set price. During the period between the sale and the repurchase, the Fund will not be entitled to receive interest and principal payments on the securities that have been sold. The Fund records the incremental difference between the forward purchase and sale of each forward roll as realized gain (loss) on investments or as fee income in the case of such transactions that have an associated fee in lieu of a difference in the forward purchase and sale price.

Forward roll transactions may be deemed to entail embedded leverage since the Fund purchases mortgage-related securities with extended settlement dates rather than paying for the securities under a normal settlement cycle. This embedded leverage increases the Fund’s market value of investments relative to its net assets which can incrementally increase the volatility of the Fund’s performance. Forward roll transactions can be replicated over multiple settlement periods.

Risks of entering into forward roll transactions include the potential inability of the counterparty to meet the terms of the agreement; the potential of the Fund to receive inferior securities at redelivery as compared to the securities sold to the counterparty; and counterparty credit risk.

At period end, the Fund pledged $1,399,324 of collateral to the counterparty for forward roll transactions.

Restricted Securities. At period end, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Trustees as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Consolidated Statement of Investments. Restricted securities are reported on a schedule following the Consolidated Statement of Investments.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities that have missed an interest payment, and is not obligated to dispose of securities whose issuers or underlying obligors subsequently miss an interest payment.

Information concerning securities not accruing interest at period end is as follows:

47    OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Continued

4. Investments and Risks (Continued)

Cost	$3,687,721
Market Value	$2,030,675
Market Value as % of Net Assets	0.12%

Sovereign Debt Risk. The Fund invests in sovereign debt securities, which are subject to certain special risks. These risks include, but are not limited to, the risk that a governmental entity may delay or refuse, or otherwise be unable, to pay interest or repay the principal on its sovereign debt. There may also be no legal process for collecting sovereign debt that a government does not pay or bankruptcy proceedings through which all or part of such sovereign debt may be collected. In addition, a restructuring or default of sovereign debt may also cause additional impacts to the financial markets, such as downgrades to credit ratings, reduced liquidity and increased volatility, among others.

Shareholder Concentration. At period end, three shareholders each owned 20% or more of the Fund’s total outstanding shares.

A shareholder is a related party of the Fund. Related parties may include, but are not limited to, the investment manager and its affiliates, affiliated broker dealers, fund of funds, and directors or employees. A related party owned 21% of the Fund’s total outstanding shares at period end.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Use of Derivatives

The Fund’s investment objective not only permits the Fund to purchase investment securities, it also allows the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, variance swaps and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. These instruments may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors. Such contracts may be entered into through a bilateral over-the-counter (“OTC”) transaction, or through a securities or futures exchange and cleared through a clearinghouse.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost due to unanticipated changes in the market risk factors and the overall market. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

The Fund’s actual exposures to these market risk factors and associated risks during the period are discussed in further detail, by derivative type, below.

Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts (“forward contracts”) for the purchase or sale of a foreign currency at a negotiated rate at

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6. Use of Derivatives (Continued)

a future date. Such contracts are traded in the OTC inter-bank currency dealer market.

Forward contracts are reported on a schedule following the Consolidated Statement of Investments. The unrealized appreciation (depreciation) is reported in the Consolidated Statement of Assets and Liabilities as a receivable (or payable) and in the Consolidated Statement of Operations within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Consolidated Statement of Operations.

The Fund has entered into forward contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to take a positive investment perspective on the related currency. These forward contracts seek to increase exposure to foreign exchange rate risk.

The Fund has entered into forward contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.

The Fund has entered into forward contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to take a negative investment perspective on the related currency. These forward contracts seek to increase exposure to foreign exchange rate risk.

The Fund has entered into forward contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.

During the reporting period, the Fund had daily average contract amounts on forward contracts to buy and sell of $374,832,613 and $474,612,739, respectively.

Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty to a forward contract will default and fail to perform its obligations to the Fund.

Futures Contracts

A futures contract is a commitment to buy or sell a specific amount of a commodity, financial instrument or currency at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts. Futures contracts and options thereon are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value in an account registered in the futures commission merchant’s name. Subsequent payments (variation margin) are paid to or from the futures commission merchant each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains and losses. Should the Fund fail to make requested variation margin payments, the futures commission merchant can gain access to the initial margin to satisfy the Fund’s payment obligations.

Futures contracts are reported on a schedule following the Consolidated Statement of Investments. Securities held by a futures commission merchant to cover initial margin requirements on open futures contracts are noted in the Consolidated Statement of Investments. Cash held by a futures commission merchant to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Consolidated Statement of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the Consolidated Statement of Operations. Realized gains (losses) are reported in the Consolidated Statement of Operations at the closing or expiration of futures contracts.

The Fund has purchased futures contracts on various bonds and notes to increase exposure to interest rate risk.

The Fund has sold futures contracts on various bonds and notes to decrease exposure to interest rate risk.

The Fund has sold futures contracts on various equity indexes to decrease exposure to equity risk.

During the reporting period, the Fund had an ending monthly average market value of $148,090,086 and $67,672,958 on futures contracts purchased and sold, respectively.

Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.

Option Activity

The Fund may buy and sell put and call options, or write put and call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security, currency or other underlying financial instrument at a fixed price, upon exercise of the option.

Options can be traded through an exchange or through a privately negotiated arrangement with a dealer in an OTC transaction. Options traded through an exchange are generally cleared through a clearinghouse (such as The Options Clearing Corporation). The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Consolidated Statement of Operations. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Consolidated Statement of Operations.

The Fund has purchased call options on currencies to increase exposure to foreign exchange rate risk. A purchased call option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has purchased put options on currencies to decrease exposure to foreign exchange rate risk. A purchased put option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

49    OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS  Continued

6. Use of Derivatives (Continued)

The Fund has purchased call options on treasury and/or euro futures to increase exposure to interest rate risk. A purchased call option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has purchased put options on treasury and/or euro futures to decrease exposure to interest rate risk. A purchased put option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

The Fund has purchased call options on individual equity securities and/or equity indexes to increase exposure to equity risk. A purchased call option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

During the reporting period, the Fund had an ending monthly average market value of $607,006 and $802,524 on purchased call options and purchased put options, respectively.

Options written, if any, are reported in a schedule following the Consolidated Statement of Investments and as a liability in the Consolidated Statement of Assets and Liabilities. Securities held in collateral accounts to cover potential obligations with respect to outstanding written options are noted in the Consolidated Statement of Investments.

The risk in writing a call option is that the market price of the security increases and if the option is exercised, the Fund must either purchase the security at a higher price for delivery or, if the Fund owns the underlying security, give up the opportunity for profit. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk that there may be an illiquid market where the Fund is unable to close the contract.

The Fund has written put options on currencies to increase exposure to foreign exchange rate risk. A written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has written call options on currencies to decrease exposure to foreign exchange rate risk. A written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

The Fund has written put options on treasury and/or euro futures to increase exposure to interest rate risk. A written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has written call options on individual equity securities and/or equity indexes to decrease exposure to equity risk. A written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

During the reporting period, the Fund had an ending monthly average market value of $537,015 and $509,461 on written call options and written put options, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Written option activity for the reporting period was as follows:

	Number of Contracts	Amount of Premiums

Options outstanding as of
December 31, 2015	64,770,515,000	$2,061,032
Options written	530,436,238,368	8,759,977
Options closed or expired	(100,762,038,642)	(1,575,414)
Options exercised	(411,824,533,383)	(6,988,118)

Options outstanding as of
December 31, 2016	82,620,181,343	$2,257,477

Swap Contracts

The Fund may enter into swap contract agreements with a counterparty to exchange a series of cash flows based on either specified reference rates, the price or volatility of asset or non-asset references, or the occurrence of a credit event, over a specified period. Swaps can be executed in a bi-lateral privately negotiated arrangement with a dealer in an OTC transaction (“OTC swaps”) or executed on a regulated market. Certain swaps, regardless of the venue of their execution, are required to be cleared through a clearinghouse (“centrally cleared swaps”). Swap contracts may include interest rate, equity, debt, index, total return, credit default, currency, and volatility swaps.

Swap contracts are reported on a schedule following the Consolidated Statement of Investments. The values of centrally cleared swap and OTC swap contracts are aggregated by positive and negative values and disclosed separately on the Consolidated Statement of Assets and Liabilities. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the accrued interest due to (owed by) the Fund, if any, at termination or settlement. The net change in this amount during the period is included on the Consolidated Statement of Operations. The Fund also records any periodic payments received from (paid to) the counterparty, including at termination, under such contracts as realized gain (loss) on the Consolidated Statement of Operations.

Swap contract agreements are exposed to the market risk factor of the specific underlying reference rate or asset. Swap contracts are typically more attractively priced compared to similar investments in related cash securities because they isolate the risk to one market risk factor and eliminate the other market risk factors. Investments in cash securities (for instance bonds) have exposure to multiple risk factors (credit and interest rate risk). Because swaps have embedded leverage, they can expose the Fund to substantial risk in the isolated market risk factor.

Credit Default Swap Contracts. A credit default swap is a contract that enables an investor to buy or sell protection against a defined-issuer credit event, such as the issuer’s failure to make timely payments of interest or principal on a debt security, bankruptcy or restructuring. The Fund may enter into credit default swaps either by buying or selling protection on a corporate issuer, sovereign issuer, or a basket or index of issuers (the “reference

50      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

6. Use of Derivatives (Continued)

asset”).

The buyer of protection pays a periodic fee to the seller of protection based on the notional amount of the swap contract. The seller of protection agrees to compensate the buyer of protection for future potential losses as a result of a credit event on the reference asset. The contract effectively transfers the credit event risk of the reference asset from the buyer of protection to the seller of protection.

The ongoing value of the contract will fluctuate throughout the term of the contract based primarily on the credit risk of the reference asset. If the credit quality of the reference asset improves relative to the credit quality at contract initiation, the buyer of protection may have an unrealized loss greater than the anticipated periodic fee owed. This unrealized loss would be the result of current credit protection being cheaper than the cost of credit protection at contract initiation. If the buyer elects to terminate the contract prior to its maturity, and there has been no credit event, this unrealized loss will become realized. If the contract is held to maturity, and there has been no credit event, the realized loss will be equal to the periodic fee paid over the life of the contract.

If there is a credit event, the buyer of protection can exercise its rights under the contract and receive a payment from the seller of protection equal to the notional amount of the swap less the market value of specified debt securities issued by the reference asset. Upon exercise of the contract the difference between such value and the notional amount is recorded as realized gain (loss) and is included on the Consolidated Statement of Operations.

The Fund has sold credit protection through credit default swaps to increase exposure to the credit risk of individual issuers and/or indexes of issuers that are either unavailable or considered to be less attractive in the bond market.

The Fund has purchased credit protection through credit default swaps to decrease exposure to the credit risk of individual issuers and/or indexes of issuers.

The Fund has engaged in spread curve trades by simultaneously purchasing and selling protection through credit default swaps referenced to the same reference asset but with different maturities. Spread curve trades attempt to gain exposure to credit risk on a forward basis by realizing gains on the expected differences in spreads.

For the reporting period, the Fund had ending monthly average notional amounts of $34,974,074 and $20,124,193 on credit default swaps to buy protection and credit default swaps to sell protection, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Currency Swap Contracts. A currency swap contract is an agreement between counterparties to exchange different currencies at contract inception that are equivalent to a notional value. The exchange at contract inception is made at the current spot rate. The contract also includes an agreement to reverse the exchange of the same notional values of those currencies at contract termination. The re-exchange at contract termination may take place at the same exchange rate, a specified rate or the then current spot rate. Certain currency swap contracts provide for exchanging the currencies only at contract termination and can provide for only a net payment in the settlement currency, typically USD. A currency swap contract may also include the exchange of periodic payments, between the counterparties, that are based on interest rates available in the respective currencies at contract inception. Other currency swap contracts may not provide for exchanging the different currencies at all, and only for exchanging interest cash flows based on the notional value in the contract.

The Fund has entered into currency swap contracts with the obligation to pay an interest rate on the dollar notional amount and receive an interest rate on the various foreign currency notional amounts. These currency swap contracts increase exposure to, or decrease exposure away from, foreign exchange and interest rate risk.

For the reporting period, the Fund had ending monthly average notional amounts of $2,068,237 on currency swaps which receive a fixed rate.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Interest Rate Swap Contracts. An interest rate swap is an agreement between counterparties to exchange periodic payments based on interest rates. One cash flow stream will typically be a floating rate payment based upon a specified floating interest rate while the other is typically a fixed interest rate.

The Fund has entered into interest rate swaps in which it pays a floating interest rate and receives a fixed interest rate in order to increase exposure to interest rate risk. Typically, if relative interest rates rise, payments made by the Fund under a swap agreement will be greater than the payments received by the Fund.

The Fund has entered into interest rate swaps in which it pays a fixed interest rate and receives a floating interest rate in order to decrease exposure to interest rate risk. Typically, if relative interest rates rise, payments received by the Fund under the swap agreement will be greater than the payments made by the Fund.

For the reporting period, the Fund had ending monthly average notional amounts of $24,240,789 and $109,502,477 on interest rate swaps which pay a fixed rate and interest rate swaps which receive a fixed rate, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Total Return Swap Contracts. A total return swap is an agreement between counterparties to exchange periodic payments based on the value of asset or non-asset references. One cash flow is typically based on a non-asset reference (such as an interest rate) and the other on the total return of a reference asset (such as a security or a basket of securities or securities index). The total return of the reference asset typically includes appreciation or depreciation on the reference asset, plus any interest or dividend payments.

Total return swap contracts are exposed to the market risk factor of the specific underlying financial instrument or index. Total return swaps are less standard in structure than other types of swaps and can isolate and/or include multiple types of market risk factors including equity risk, credit risk, and interest rate risk.

The Fund has entered into total return swaps to increase exposure to the credit risk of various indexes or basket of securities. These credit risk

51    OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Continued

6. Use of Derivatives (Continued)

related total return swaps require the Fund to pay to, or receive payments from, the counterparty based on the movement of credit spreads of the related indexes or securities.

For the reporting period, the Fund had ending monthly average notional amounts of $1,294,976 on total return swaps which are long the reference asset.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Swaption Transactions
The Fund may enter into a swaption contract which grants the purchaser the right, but not the obligation, to enter into a swap transaction at preset terms detailed in the underlying agreement within a specified period of time. The purchaser pays a premium to the swaption writer who bears the risk of unfavorable changes in the preset terms on the underlying swap.

Purchased swaptions are reported as a component of investments in the Consolidated Statement of Investments and the Consolidated Statement of Assets and Liabilities. Written swaptions are reported on a schedule following the Consolidated Statement of Investments and their value is reported as a separate asset or liability line item in the Consolidated Statement of Assets and Liabilities. The net change in unrealized appreciation or depreciation on written swaptions is separately reported in the Consolidated Statement of Operations. When a swaption is exercised, the cost of the swap is adjusted by the amount of premium paid or received. Upon the expiration or closing of an unexercised swaption contract, a gain or loss is reported in the Consolidated Statement of Operations for the amount of the premium paid or received.

The Fund generally will incur a greater risk when it writes a swaption than when it purchases a swaption. When the Fund writes a swaption it will become obligated, upon exercise of the swaption, according to the terms of the underlying agreement. Swaption contracts written by the Fund do not give rise to counterparty credit risk prior to exercise as they obligate the Fund, not its counterparty, to perform. When the Fund purchases a swaption it only risks losing the amount of the premium it paid if the swaption expires unexercised. However, when the Fund exercises a purchased swaption there is a risk that the counterparty will fail to perform or otherwise default on its obligations under the swaption contract.

The Fund has purchased swaptions which gives it the option to enter into an interest rate swap in which it pays a floating interest rate and receives a fixed interest rate in order to increase exposure to interest rate risk. A purchased swaption of this type becomes more valuable as the reference interest rate decreases relative to the preset interest rate.

The Fund has purchased swaptions which gives it the option to enter into an interest rate swap in which it pays a fixed interest rate and receives a floating interest rate in order to decrease exposure to interest rate risk. A purchased swaption of this type becomes more valuable as the reference interest rate increases relative to the preset interest rate.

The Fund has purchased swaptions which gives it the option to sell credit protection through credit default swaps in order to increase exposure to the credit risk of individual issuers and/ or indexes of issuers. A purchased swaption of this type becomes more valuable as the likelihood of a credit event on the reference asset decreases.

The Fund has written swaptions which gives it the obligation, if exercised by the purchaser, to enter into an interest rate swap in which it pays a floating interest rate and receives a fixed interest rate in order to increase exposure to interest rate risk. A written swaption of this type becomes more valuable as the reference interest rate decreases relative to the preset interest rate.

The Fund has written swaptions which gives it the obligation, if exercised by the purchaser, to enter into an interest rate swap in which it pays a fixed interest rate and receives a floating interest rate in order to decrease exposure to interest rate risk. A written swaption of this type becomes more valuable as the reference interest rate increases relative to the preset interest rate.

The Fund has written swaptions which give it the obligation, if exercised by the purchaser, to sell credit protection through credit default swaps in order to increase exposure to the credit risk of individual issuers and/or indexes of issuers. A written swaption of this type becomes more valuable as the likelihood of a credit event on the reference asset decreases.

During the reporting period, the Fund had an ending monthly average market value of $1,773,812 and $1,229,063 on purchased and written swaptions, respectively.

Written swaption activity for the reporting period was as follows:

	Number of Contracts	Amount of Premiums

Swaptions outstanding as of
December 31, 2015	362,297,441	$1,043,474
Swaptions written	1,820,854,000	6,713,225
Swaptions closed or expired	(380,061,441)	(1,138,332)
Swaptions exercised	(1,621,090,000)	(5,836,037)

Swaptions outstanding as of
December 31, 2016	182,000,000	$782,330

Counterparty Credit Risk. Derivative positions are subject to the risk that the counterparty will not fulfill its obligation to the Fund. The Fund intends to enter into derivative transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund. For OTC options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform.

To reduce counterparty risk with respect to OTC transactions, the Fund has entered into master netting arrangements, established within the Fund’s

52    OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

6. Use of Derivatives (Continued)

International Swap and Derivatives Association, Inc. (“ISDA”) master agreements, which allow the Fund to make (or to have an entitlement to receive) a single net payment in the event of default (close-out netting) for outstanding payables and receivables with respect to certain OTC positions in swaps, options, swaptions, and forward currency exchange contracts for each individual counterparty. In addition, the Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to ISDA master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Fund.

At period end, the Fund has required certain counterparties to post collateral of $4,069,474.

ISDA master agreements include credit related contingent features which allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA master agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Consolidated Statement of Assets and Liabilities. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

The Fund’s risk of loss from counterparty credit risk on exchange-traded derivatives cleared through a clearinghouse and for centrally cleared swaps is generally considered lower than as compared to OTC derivatives. However, counterparty credit risk exists with respect to initial and variation margin deposited/paid by the Fund that is held in futures commission merchant, broker and/or clearinghouse accounts for such exchange-traded derivatives and for centrally cleared swaps.

With respect to centrally cleared swaps, such transactions will be submitted for clearing, and if cleared, will be held in accounts at futures commission merchants or brokers that are members of clearinghouses. While brokers, futures commission merchants and clearinghouses are required to segregate customer margin from their own assets, in the event that a broker, futures commission merchant or clearinghouse becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker, futures commission merchant or clearinghouse for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s, futures commission merchant’s or clearinghouse’s customers, potentially resulting in losses to the Fund.

There is the risk that a broker, futures commission merchant or clearinghouse will decline to clear a transaction on the Fund’s behalf, and the Fund may be required to pay a termination fee to the executing broker with whom the Fund initially enters into the transaction. Clearinghouses may also be permitted to terminate centrally cleared swaps at any time. The Fund is also subject to the risk that the broker or futures commission merchant will improperly use the Fund’s assets deposited/paid as initial or variation margin to satisfy payment obligations of another customer. In the event of a default by another customer of the broker or futures commission merchant, the Fund might not receive its variation margin payments from the clearinghouse, due to the manner in which variation margin payments are aggregated for all customers of the broker/futures commission merchant.

Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker, futures commission merchant or clearinghouse for exchange-traded and cleared derivatives, including centrally cleared swaps. Brokers, futures commission merchants and clearinghouses can ask for margin in excess of the regulatory minimum, or increase the margin amount, in certain circumstances.

Collateral terms are contract specific for OTC derivatives. For derivatives traded under an ISDA master agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund or the counterparty.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Consolidated Statement of Assets and Liabilities as cash pledged as collateral. Non-cash collateral pledged by the Fund, if any, is noted in the Consolidated Statement of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold (e.g. $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance.

The following table presents by counterparty the Fund’s OTC derivative assets net of the related collateral pledged by the Fund at period end:

		Gross Amounts Not Offset in the Consolidated Statement of Assets & Liabilities
Counterparty	Gross Amounts Not Offset in the Consolidated Statement of Assets & Liabilities*	Financial Instruments Available for Offset	Financial Instruments Collateral Received**	Cash Collateral Received**	Net Amount

Bank of America NA	$1,347,335	$(254,184)	$(1,093,151)	$–	$–
Barclays Bank plc	3,539,816	(3,379,156)	–	–	160,660
BNP Paribas	467,040	(345,636)	–	–	121,404
Citibank NA	1,637,931	(1,637,931)	–	–	–
Deutsche Bank AG	18,123	(18,123)	–	–	–
Goldman Sachs Bank USA	329,287	(204,613)	(124,674)	–	–
Goldman Sachs International	15,744	–	(15,744)	–	–
HSBC Bank USA NA	430,212	(430,212)	–	–	–
JPMorgan Chase Bank NA	2,134,132	(2,134,132)	–	–	–
Morgan Stanley	1,942	–	–	–	1,942

53    OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Continued

6. Use of Derivatives (Continued)

		Gross Amounts Not Offset in the Consolidated Statement of Assets & Liabilities
Counterparty	Gross Amounts Not Offset in the Consolidated Statement of Assets & Liabilities*	Financial Instruments Available for Offset	Financial Instruments Collateral Received**	Cash Collateral Received**	Net Amount

Toronto Dominion Bank	$2,820,424	$(1,595,072)	$(1,225,352)	$–	$–

	$12,741,986	$(9,999,059)	$(2,458,921)	$–	$284,006

*OTC derivatives are reported gross on the Consolidated Statement of Assets and Liabilities. Exchange traded options and margin related to centrally cleared swaps and futures are excluded from these reported amounts.

**Reported collateral posted for the benefit of the Fund within this table is limited to the net outstanding amount due from an individual counterparty. The collateral posted for the benefit of the Fund may exceed these amounts.

The following table presents by counterparty the Fund’s OTC derivative liabilities net of the related collateral pledged by the Fund at period end:

		Gross Amounts Not Offset in the Consolidated Statement of Assets & Liabilities
Counterparty	Gross Amounts Not Offset in the Consolidated Statement of Assets & Liabilities*	Financial Instruments Available for Offset	Financial Instruments Collateral Pledged**	Cash Collateral Pledged**	Net Amount

Bank of America NA	$(254,184)	$254,184	$–	$–	$–
Barclays Bank plc	(3,379,156)	3,379,156	–	–	–
BNP Paribas	(345,636)	345,636	–	–	–
Citibank NA	(1,647,369)	1,637,931	–	–	(9,438)
Credit Suisse International	(1,114,360)	–	1,114,360	–	–
Deutsche Bank AG	(593,217)	18,123	575,094	–	–
Goldman Sachs Bank USA	(204,613)	204,613	–	–	–
HSBC Bank USA NA	(1,107,573)	430,212	677,361	–	–
JPMorgan Chase Bank NA	(2,350,189)	2,134,132	115,885	–	(100,172)
Morgan Stanley Capital Services, Inc.	(1,688,860)	–	1,688,860	–	–
Standard Chartered Bank	(213,788)	–	213,788	–	–
Toronto Dominion Bank	(1,595,072)	1,595,072	–	–	–

	$(14,494,017)	$9,999,059	$4,385,348	$–	$ (109,610)

*OTC derivatives are reported gross on the Consolidated Statement of Assets and Liabilities. Exchange traded options and margin related to centrally cleared swaps and futures are excluded from these reported amounts.

**Reported collateral pledged within this table is limited to the net outstanding amount due from the Fund. The securities pledged as collateral by the Fund as reported on the Consolidated Statements of Investments may exceed these amounts.

The following table presents the valuations of derivative instruments by risk exposure as reported within the Consolidated Statement of Assets and Liabilities at period end:

	Asset Derivatives		Liability Derivatives
Derivatives Not Accounted for as Hedging Instruments	Consolidated Statement of Assets and Liabilities Location	Value	Consolidated Statement of Assets and Liabilities Location	Value

Credit contracts	Swaps, at value	$295,926	Swaps, at value	$3,028,143
Interest rate contracts			Swaps, at value	215,930
Credit contracts	Centrally cleared swaps, at value	1,730,801	Centrally cleared swaps, at value	2,566,846
Interest rate contracts	Centrally cleared swaps, at value	501,480	Centrally cleared swaps, at value	377,415
Interest rate contracts	Variation margin receivable	374,618*	Variation margin payable	3,117*
	Unrealized appreciation on		Unrealized depreciation on
Forward currency	forward currency exchange		forward currency exchange
exchange contracts	contracts	9,683,559	contracts	8,779,721
Forward currency exchange contracts			Options written, at value	1,622,091
Interest rate contracts			Swaptions written, at value	848,132
Forward currency exchange contracts	Investments, at value	1,844,302**
Interest rate contracts	Investments, at value	918,199**

Total		$15,348,885		$17,441,395

*Includes only the current day’s variation margin. Prior variation margin movements have been reflected in cash on the Consolidated Statement of Assets and Liabilities upon receipt or payment.

**Amounts relate to purchased option contracts and purchased swaption contracts, if any.

54    OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

6. Use of Derivatives (Continued)

The effect of derivative instruments on the Consolidated Statement of Operations is as follows:

	Amount of Realized Gain or (Loss) Recognized on Derivatives

Derivatives Not Accounted for as Hedging Instruments	Investment from unaffiliated companies (including premiums on options and swaptions exercised)*	Closing and expiration of swaption contracts written	Closing and expiration of option contracts written	Closing and expiration of futures contracts	Foreign currency transactions	Swap contracts	Total

Credit contracts	$(282,982)	$94,857	$—	$—	$—	$386,038	$197,913
Equity contracts	(40,956)	—	—	(138,766)	—	—	(179,722)
Forward currency exchange contracts	(2,338,231)	—	1,575,415	—	6,422,510	(1,825,710)	3,833,984
Interest rate contracts	(3,270,391)	1,043,475	—	(8,383,224)	—	(1,155,083)	(11,765,223)

Total	$(5,932,560)	$1,138,332	$1,575,415	$(8,521,990)	$6,422,510	$(2,594,755)	$(7,913,048)

*Includes purchased options contracts, purchased swaption contracts, written options contracts exercised and written swaption contracts exercised, if any.

	Amount of Change in Unrealized Gain or (Loss) Recognized on Derivatives

Derivatives Not Accounted for as Hedging Instruments	Investments*	Option contracts written	Swaption contracts written	Futures contracts	Translation of assets and liabilities denominated in foreign currencies	Swap contracts	Total

Credit contracts	$—	$—	$—	$—	$—	$75,665	$75,665
Forward currency exchange contracts	422,464	596,466	—	—	(2,702,205)	1,512,906	(170,369)
Interest rate contracts	203,979	—	1,399,283	(846,477)	—	435,468	1,192,253

Total	$626,443	$596,466	$1,399,283	$(846,477)	$(2,702,205)	$2,024,039	$1,097,549

*Includes purchased option contracts and purchased swaption contracts, if any.

7. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended December 31, 2016		Year Ended December 31, 2015
	Shares	Amount	Shares	Amount

Non-Service Shares
Sold	2,809,997	$13,876,130	4,671,962	$23,990,179
Dividends and/or distributions reinvested	4,307,664	20,719,866	5,825,930	29,479,205
Redeemed	(14,033,568)	(69,191,900)	(33,212,336)	(173,570,603)

Net decrease	(6,915,907)	$(34,595,904)	(22,714,444)	$(120,101,219)

Service Shares
Sold	9,843,598	$49,602,452	13,496,560	$71,281,913
Dividends and/or distributions reinvested	12,375,075	61,256,620	15,712,417	81,704,570
Redeemed	(44,290,987)	(223,215,650)	(40,362,328)	(212,925,973)

Net decrease	(22,072,314)	$(112,356,578)	(11,153,351)	$(59,939,490)

8. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IGMMF, for the reporting period were as follows:

	Purchases	Sales

Investment securities	$1,151,810,108	$1,358,293,133
U.S. government and government agency obligations	73,000,441	78,828,988
To Be Announced (TBA) mortgage-related securities	1,798,210,272	1,766,445,159

9. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the

55    OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS  Continued

9. Fees and Other Transactions with Affiliates (Continued)

Fund at an annual rate as shown in the following table:

Fee Schedule

Up to $200 million	0.75%
Next $200 million	0.72
Next $200 million	0.69
Next $200 million	0.66
Next $200 million	0.60
Next $4 billion	0.50
Over $5 billion	0.48

The Manager also provides investment management related services to the Subsidiary. The Subsidiary pays the Manager a monthly management fee at an annual rate according to the above schedule. The Subsidiary also pays certain other expenses including custody and directors’ fees.

The Fund’s effective management fee for the reporting period was 0.61% of average annual net assets before any Subsidiary management fees or any applicable waivers.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund and the Subsidiary. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund and the Subsidiary, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets. Fees incurred and average net assets for each class with respect to these services are detailed in the Consolidated Statement of Operations and Consolidated Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustees under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustees. The Fund purchases shares of the funds selected for deferral by the Trustees in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Consolidated Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Distribution and Service Plan for Service Shares. The Fund has adopted a Distribution and Service Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act for Service shares to pay OppenheimerFunds Distributor, Inc. (the “Distributor”), for distribution related services, personal service and account maintenance for the Fund’s Service shares. Under the Plan, payments are made periodically at an annual rate of 0.25% of the daily net assets of Service shares of the Fund. The Distributor currently uses all of those fees to compensate sponsors of the insurance product that offers Fund shares, for providing personal service and maintenance of accounts of their variable contract owners that hold Service shares. These fees are paid out of the Fund’s assets on an on-going basis and increase operating expenses of the Service shares, which results in lower performance compared to the Fund’s shares that are not subject to a service fee. Fees incurred by the Fund under the Plan are detailed in the Consolidated Statement of Operations.

Waivers and Reimbursements of Expenses. The Manager has voluntarily agreed to limit the Fund’s expenses after payments, waivers and/or reimbursements and reduction to custodian expenses, excluding any applicable dividend expense, taxes, interest and fees from borrowing, any subsidiary expenses, Acquired Fund Fees and Expenses, brokerage commissions, unusual and infrequent expenses and certain other Fund expenses; so that those expenses, as percentages of daily net assets, will not exceed the annual rate of 0.75% for Non-Service shares and 1.00% for Service shares.

The Manager has contractually agreed to waive the management fee it receives from the Fund in an amount equal to the management fee it receives from the Subsidiary. During the reporting period, the Manager waived $73,025.

The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investments in Affiliated Funds. During the reporting period, the Manager waived fees and/or reimbursed the Fund $841,096 for these management fees.

Waivers and/or reimbursements may be modified or terminated as set forth according to the terms in the prospectus.

10. Borrowings and Other Financing

Joint Credit Facility. A number of mutual funds managed by the Manager participate in a $1.3 billion revolving credit facility (the “Facility”) intended

56      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

10. Borrowings and Other Financing (Continued)

to provide short-term financing, if necessary, subject to certain restrictions in connection with atypical redemption activity. Expenses and fees related to the Facility are paid by the participating funds and are disclosed separately or as other expenses on the Consolidated Statement of Operations. The Fund did not utilize the Facility during the reporting period.

11. Pending Litigation

In 2009, several putative class action lawsuits were filed and later consolidated before the U.S. District Court for the District of Colorado in connection with the investment performance of Oppenheimer Rochester California Municipal Fund (the “California Fund”), a fund advised by OppenheimerFunds, Inc. (“OFI”) and distributed by OppenheimerFunds Distributor, Inc. (“OFDI”). The plaintiffs asserted claims against OFI, OFDI and certain present and former trustees and officers of the California Fund under the federal securities laws, alleging, among other things, that the disclosure documents of the California Fund contained misrepresentations and omissions and the investment policies of the California Fund were not followed. An amended complaint and a motion to dismiss were filed, and in 2011, the court issued an order which granted in part and denied in part the defendants’ motion to dismiss. In October 2015, following a successful appeal by defendants and a subsequent hearing, the court granted plaintiffs’ motion for class certification and appointed class representatives and class counsel.

OFI and OFDI believe the suit is without merit; that it is premature to render any opinion as to the likelihood of an outcome unfavorable to them in the suit; and that no estimate can yet be made as to the amount or range of any potential loss. Furthermore, OFI believes that the suit should not impair the ability of OFI or OFDI to perform their respective duties to the Fund and that the outcome of the suit should not have any material effect on the operations of any of the Oppenheimer funds.

57    OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of Oppenheimer Variable Account Funds:

We have audited the accompanying consolidated statement of assets and liabilities of Oppenheimer Global Strategic Income Fund/VA (a separate series of Oppenheimer Variable Account Funds) and subsidiary, including the consolidated statement of investments, as of December 31, 2016, and the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the years in the two-year period then ended, and the consolidated financial highlights for each of the years in the five-year period then ended. These consolidated financial statements and consolidated financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these consolidated financial statements and consolidated financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements and consolidated financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Global Strategic Income Fund/VA and subsidiary as of December 31, 2016, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the consolidated financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Denver, Colorado

February 24, 2017

58      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

FEDERAL INCOME TAX INFORMATION Unaudited

In early 2017, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2016.

None of the dividends paid by the Fund during the reporting period are eligible for the corporate dividend-received deduction.

The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

59      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS Unaudited

The Fund has entered into an investment advisory agreement with OFI Global Asset Management, Inc. (“OFI Global” or the “Adviser”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”) (“OFI Global” and “OFI” together the “Managers”) and OFI Global has entered into a sub-advisory agreement with OFI whereby OFI provides investment sub-advisory services to the Fund (collectively, the “Agreements”). Each year, the Board of Trustees (the “Board”), including a majority of the independent Trustees, is required to determine whether to approve the terms of the Agreements and the renewal thereof. The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Managers provide, such information as may be reasonably necessary to evaluate the terms of the Agreements. The Board employs an independent consultant to prepare a report that provides information, including comparative information that the Board requests for that purpose. In addition to in-person meetings focused on this evaluation, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.

The Managers and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Managers’ services, (ii) the comparative investment performance of the Fund and the Managers, (iii) the fees and expenses of the Fund, including comparative fee and expense information, (iv) the profitability of the Managers and their affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Managers from their relationship with the Fund. The Board was aware that there are alternatives to retaining the Managers.

Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.

Nature, Quality and Extent of Services. The Board considered information about the nature, quality and extent of the services provided to the Fund and information regarding the Managers’ key personnel who provide such services. The Managers’ duties include providing the Fund with the services of the portfolio managers and the Sub-Adviser’s investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments; and securities trading services. OFI Global is responsible for oversight of third-party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions; risk management; and oversight of the Sub-Adviser. OFI Global is also responsible for providing certain administrative services to the Fund. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the U.S. Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by federal and state securities laws for the sale of the Fund’s shares. OFI Global also provides the Fund with office space, facilities and equipment.

The Board also considered the quality of the services provided and the quality of the Managers’ resources that are available to the Fund. The Board took account of the fact that the Sub-Adviser has over fifty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Managers’ advisory, administrative, accounting, legal, compliance and risk management services, and information the Board has received regarding the experience and professional qualifications of the Managers’ key personnel and the size and functions of its staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Michael Mata, Krishna Memani and Hemant Baijal, the portfolio managers for the Fund, and the Sub-Adviser’s investment team and analysts. The Board members also considered the totality of their experiences with the Managers as directors or trustees of the Fund and other funds advised by the Managers. The Board considered information regarding the quality of services provided by affiliates of the Managers, which the Board members have become knowledgeable about through their experiences with the Managers and in connection with the renewal of the Fund’s service agreements. The Board concluded, in light of the Managers’ experience, reputation, personnel, operations and resources that the Fund benefits from the services provided under the Agreements.

Investment Performance of the Managers and the Fund. Throughout the year, the Managers provided information on the investment performance of the Fund, the Adviser and the Sub-Adviser, including comparative performance information. The Board also reviewed information, prepared by the Managers and by the independent consultant, comparing the Fund’s historical performance to relevant market indices and to the performance of other multisector bond funds underlying variable insurance products. The Board considered that the Fund underperformed its category median during the one-, three-, five- and ten-year periods. The Board took into account the Adviser’s assertion that the Fund underperformed its performance category for the one- and three-year periods due to several asset allocation decisions relative to peer funds, including the Fund’s position in emerging market local debt, as well as security selection in high yield bonds. The Board took into account recent changes to the Fund, including that Hemant Baijal was appointed as a new portfolio manager for the Fund effective as of March 31, 2015. The Board further considered that the Adviser recently has added more resources to the Fund’s portfolio manager team. The Board concluded it was appropriate to permit the Fund’s performance to reflect these changes and additional investments on the part of the Adviser.

Fees and Expenses of the Fund. The Board reviewed the fees paid to the Adviser and the other expenses borne by the Fund. The Board noted that the Adviser, not the Fund, pays the Sub-Adviser’s fee under the sub-advisory agreement. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other multisector bond funds underlying variable insurance products. In reviewing the fees and expenses charged to the VA funds, the Board considered the Adviser’s assertion that, because there is much greater disparity in the fees and services that may be provided by a manager to a VA fund as opposed to a retail fund, when comparing the expenses of the various VA funds to those of retail funds, it is most appropriate to focus on total expenses (rather than on the management fees). Accordingly, while the Board reviewed and considered all expenses, it focused on total expenses. The Board considered that the Fund’s total expenses, net of waivers, were equal to its category median and one basis point higher than its peer group median. The Board also considered that the Fund’s contractual management fee was lower than its peer group median and category median. The Board noted that the Adviser has voluntarily agreed to limit the Fund’s total annual operating expenses so that those expenses, as percentages of daily net assets, will not exceed the annual rate of 0.75% for Non-Service Shares and 1.00% for Service Shares. This voluntary expense limitation may be amended or withdrawn at any time without prior notice to shareholders.

Economies of Scale and Profits Realized by the Managers. The Board considered information regarding the Managers’ costs in serving as the Fund’s investment adviser and sub-adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and

60      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS Unaudited / Continued

information regarding the Managers’ profitability from their relationship with the Fund. The Board also considered that the Managers must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund. The Board reviewed whether the Managers may realize economies of scale in managing and supporting the Fund. The Board noted that the Fund currently has management fee breakpoints, which are intended to share with Fund shareholders economies of scale that may exist as the Fund’s assets grow.

Other Benefits to the Managers. In addition to considering the profits realized by the Managers, the Board considered information that was provided regarding the direct and indirect benefits the Managers receive as a result of their relationship with the Fund, including compensation paid to the Managers’ affiliates.

Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees’ counsel are independent of the Managers within the meaning and intent of the Securities and Exchange Commission Rules.

Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, decided to continue the Agreements through August 31, 2017. In arriving at its decision, the Board did not identify any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreements, including the management fees, in light of all the surrounding circumstances.

61      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

PORTFOLIO PROXY VOTING POLICIES AND GUIDELINES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Guidelines under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Guidelines is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

62      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

TRUSTEES AND OFFICERS Unaudited

Name, Position(s) Held with the Fund, Length of Service, Age	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

Robert J. Malone, Chairman of the Board of Trustees (since 2016), Trustee (since 2002) Year of Birth: 1944	Chairman - Colorado Market of MidFirst Bank (since January 2015); Chairman of the Board (2012-2016) and Director (August 2005-March 2016) of Jones International University (educational organization); Trustee of the Gallagher Family Foundation (non-profit organization) (2000-2015); Chairman, Chief Executive Officer and Director of Steele Street Bank Trust (commercial banking) (August 2003-January 2015); Board of Directors of Opera Colorado Foundation (non-profit organization) (2008-2012); Director of Colorado UpLIFT (charitable organization) (1986-2010); Director of Jones Knowledge, Inc. (2006-2010); Former Chairman of U.S. Bank-Colorado (subsidiary of U.S. Bancorp and formerly Colorado National Bank) (July 1996-April 1999); Director of Commercial Assets, Inc. (real estate investment trust) (1993-2000); Director of U.S. Exploration, Inc. (oil and gas exploration) (1997-February 2004); Chairman of the Board (1991-1994) and Trustee (1985-1994) of Regis University; and Chairman of the Board (1990-1991) and Trustee (1984-1999) of Young Presidents Organization. Oversees 47 portfolios in the OppenheimerFunds complex. Mr. Malone has served on the Boards of certain Oppenheimer funds since 2002, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Jon S. Fossel, Trustee (since 1990) Year of Birth: 1942	Chairman of the Board of Jack Creek Preserve Foundation (non-profit organization) (since March 2005); Director of Jack Creek Preserve Foundation (non-profit organization) (March 2005-December 2014); Chairman of the Board (2006-December 2011) and Director (June 2002-December 2011) of UNUMProvident (insurance company); Director of Northwestern Energy Corp. (public utility corporation) (November 2004-December 2009); Director of P.R. Pharmaceuticals (October 1999-October 2003); Director of Rocky Mountain Elk Foundation (non-profit organization) (February 1998-February 2003 and February 2005-February 2007); Chairman and Director (until October 1996) and President and Chief Executive Officer (until October 1995) of OppenheimerFunds, Inc.; President, Chief Executive Officer and Director of the following: Oppenheimer Acquisition Corp. (“OAC”) (parent holding company of OppenheimerFunds, Inc.), Shareholders Services, Inc. and Shareholder Financial Services, Inc. (until October 1995). Oversees 47 portfolios in the OppenheimerFunds complex. Mr. Fossel has served on the Boards of certain Oppenheimer funds since 1990, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Richard F. Grabish, Trustee (since 2012) Year of Birth: 1948	Formerly Senior Vice President and Assistant Director of Sales and Marketing (March 1997-December 2007), Director (March 1987-December 2007) and Manager of Private Client Services (June 1985-June 2005) of A.G. Edwards & Sons, Inc. (broker/dealer and investment firm); Chairman and Chief Executive Officer of A.G. Edwards Trust Company, FSB (March 2001-December 2007); President and Vice Chairman of A.G. Edwards Trust Company, FSB (investment adviser) (April 1987-March 2001); President of A.G. Edwards Trust Company, FSB (investment adviser) (June 2005-December 2007). Oversees 47 portfolios in the OppenheimerFunds complex. Mr. Grabish has served on the Boards of certain Oppenheimer funds since 2001, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Beverly L. Hamilton, Trustee (since 2002) Year of Birth: 1946	Trustee of Monterey Institute for International Studies (educational organization) (2000-2014); Board Member of Middlebury College (educational organization) (December 2005-June 2011); Chairman (2010-2016) of American Funds’ Emerging Markets Growth Fund, Inc. (mutual fund); Director of The California Endowment (philanthropic organization) (April 2002-April 2008); Director (February 2002-2005) and Chairman of Trustees (2006-2007) of the Community Hospital of Monterey Peninsula; Director (October 1991-2005) and Vice Chairman (2006-2009) of American Funds’ Emerging Markets Growth Fund, Inc. (mutual fund); President of ARCO Investment Management Company (February 1991-April 2000); Member of the investment committees of The Rockefeller Foundation (2001-2006) and The University of Michigan (since 2000); Advisor at Credit Suisse First Boston’s Sprout venture capital unit (venture capital fund) (1994-January 2005); Trustee of MassMutual Institutional Funds (investment company) (1996-June 2004); Trustee of MML Series Investment Fund (investment company) (April 1989-June 2004); Member of the investment committee of Hartford Hospital (2000-2003); and Advisor to Unilever (Holland) pension fund (2000-2003). Oversees 47 portfolios in the OppenheimerFunds complex. Ms. Hamilton has served on the Boards of certain Oppenheimer funds since 2002, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Victoria J. Herget, Trustee (since 2012) Year of Birth:1951	Board Chair (2008-2015) and Director (2004-Present), United Educators (insurance company); Trustee (since 2000) and Chair (since 2010), Newberry Library (independent research library); Trustee, Mather LifeWays (senior living organization) (since 2001); Independent Director of the First American Funds (mutual fund family) (2003-2011); former Managing Director (1993-2001), Principal (1985-1993), Vice President (1978-1985) and Assistant Vice President (1973-1978) of Zurich Scudder Investments (investment adviser) (and its predecessor firms); Trustee (1992-2007), Chair of the Board of Trustees (1999-2007), Investment Committee Chair (1994-1999) and Investment Committee member (2007-2010) of Wellesley College; Trustee, BoardSource (non-profit organization) (2006-2009) and Chicago City Day School (K-8 School) (1994-2005). Oversees 47 portfolios in the OppenheimerFunds complex. Ms. Herget has served on the Boards of certain Oppenheimer funds since 2012, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

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TRUSTEES AND OFFICERS Unaudited / Continued

F. William Marshall, Jr., Trustee (since 2000) Year of Birth: 1942	Trustee Emeritus of Worcester Polytech Institute (WPI) (private university) (since 2009); Trustee of MassMutual Select Funds (formerly MassMutual Institutional Funds) (investment company) (1996-2015), MML Series Investment Fund (investment company) (1996-2015) and Mass Mutual Premier Funds (investment company) (January 2012-December 2015); President and Treasurer of the SIS Fund (private charitable fund) (January 1999-March 2011); Former Trustee of WPI (1985-2008); Former Chairman of the Board (2004-2006) and Former Chairman of the Investment Committee of WPI (1994-2008); Chairman of SIS Family Bank, F.S.B. (formerly SIS Bank) (commercial bank) (January 1999-July 1999); Executive Vice President of Peoples Heritage Financial Group, Inc. (commercial bank) (January 1999-July 1999); and Former President and Chief Executive Officer of SIS Bancorp. (1993-1999). Oversees 47 portfolios in the OppenheimerFunds complex. Mr. Marshall has served on the Boards of certain Oppenheimer funds since 2000, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Karen L. Stuckey, Trustee (since 2012) Year of Birth: 1953	Member (since May 2015) of Desert Mountain Community Foundation Advisory Board (non-profit organization); Partner (1990-2012) of PricewaterhouseCoopers LLP (professional services firm) (held various positions 1975-1990); Trustee (1992-2006), member of Executive, Nominating and Audit Committees and Chair of Finance Committee (1992-2006), and Emeritus Trustee (since 2006) of Lehigh University; and member, Women’s Investment Management Forum (professional organization) since inception. Oversees 47 portfolios in the OppenheimerFunds complex. Ms. Stuckey has served on the Boards of certain Oppenheimer funds since 2012, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

James D. Vaughn, Trustee (since 2012) Year of Birth:1945	Retired; former managing partner (1994-2001) of Denver office of Deloitte & Touche LLP, (held various positions 1969-1993); Trustee and Chairman of the Audit Committee of Schroder Funds (2003-2012); Board member and Chairman of Audit Committee of AMG National Trust Bank (since 2005); Trustee and Investment Committee member, University of South Dakota Foundation (since 1996); Board member, Audit Committee Member and past Board Chair, Junior Achievement (since 1993); former Board member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network. Oversees 47 portfolios in the OppenheimerFunds complex. Mr. Vaughn has served on the Boards of certain Oppenheimer funds since 2012, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.
INTERESTED TRUSTEE AND OFFICER	Mr. Steinmetz is an “Interested Trustee” because he is affiliated with the Manager and the Sub-Adviser by virtue of his positions as Chairman and director of the Sub-Adviser and officer and director of the Manager. Both as a Trustee and as an officer, Mr. Steinmetz serves for an indefinite term, or until his resignation, retirement, death or removal. Mr. Steinmetz’s address is 225 Liberty Street, New York, New York 10281-1008.

Arthur P. Steinmetz, Trustee (Since 2015), President and Principal Executive Officer (since 2014) Year of Birth: 1958	Chairman of OppenheimerFunds, Inc. (since January 2015); CEO and Chairman of OFI Global Asset Management, Inc. (since July 2014), President of OFI Global Asset Management, Inc. (since May 2013), a Director of OFI Global Asset Management, Inc. (since January 2013), Director of OppenheimerFunds, Inc. (since July 2014), President, Management Director and CEO of Oppenheimer Acquisition Corp. (OppenheimerFunds, Inc.‘s parent holding company) (since July 2014), and President and Director of OFI SteelPath, Inc. (since January 2013). Chief Investment Officer of the OppenheimerFunds advisory entities from (January 2013-December 2013); Executive Vice President of OFI Global Asset Management, Inc. (January 2013-May 2013); Chief Investment Officer of OppenheimerFunds, Inc. (October 2010-December 2012); Chief Investment Officer, Fixed-Income, of OppenheimerFunds, Inc. (April 2009-October 2010); Executive Vice President of OppenheimerFunds, Inc. (October 2009-December 2012); Director of Fixed Income of OppenheimerFunds, Inc. (January 2009-April 2009); and a Senior Vice President of OppenheimerFunds, Inc. (March 1993-September 2009). An officer of 103 portfolios in the OppenheimerFunds complex.
OTHER OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Messrs. Baijal, Mata, Memani, Mss. Lo Bessette, Foxson and Picciotto, 225 Liberty Street, New York, New York 10281-1008, for Mr. Petersen 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

Hemant Baijal, Vice President (Since 2015) Year of Birth: 1962	Vice President and Senior Portfolio Manager of the Sub-Adviser (since July 2011) and Co-Head of the Global Debt Team (since January 2015). Co-founder, Partner and Portfolio Manager of Six Seasons Global Asset Management (January 2009-December 2010). Partner and Portfolio Manager of Aravali Partners, LLC (September 2006-December 2008); Partner and Portfolio Manager at Havell Capital Management, LLC (November 1996-August 2006). A portfolio manager and an officer of other portfolios in the OppenheimerFunds complex.

Michael Mata, Vice President (since 2014) Year of Birth: 1963	Senior Vice President of the Sub-Adviser and the Head of Multi-Sector Fixed Income (since July 2014). Portfolio manager with ING Investment Management and Head of Multi-Sector Fixed-Income (August 2004-December 2013), managing the Global Bond and Core Plus strategies and the macro and quantitative research teams, along with the emerging markets sovereign team. Senior Vice President and Senior Risk Manager at Putnam Investments (March 2000-August 2004) and a Vice President and Risk Manager for Fixed Income Trading at Lehman Brothers (September 1994-March 2000). A portfolio manager and an officer of other portfolios in the OppenheimerFunds complex.

Krishna Memani, Vice President (since 2009) Year of Birth: 1960	President of the Sub-Adviser (since January 2013); Executive Vice President of the Manager (since January 2014) and Chief Investment Officer of the OppenheimerFunds advisory entities (since January 2014). Chief Investment Officer, Fixed Income of the Sub-Adviser (January 2013-December 2013); Head of the Investment Grade Fixed Income Team of the Sub-Adviser (March 2009-January 2014); Director of Fixed Income of the Sub-Adviser (October 2010-December 2012); Senior Vice President of the Sub-Adviser (March 2009-December 2012) and Senior Vice President of OFI Global Institutional, Inc. (April 2009-December 2012). Managing Director and Head of the U.S. and European Credit Analyst Team at Deutsche Bank Securities (June 2006-January 2009). Chief Credit Strategist at Credit Suisse Securities (August 2002-March 2006). Managing Director and Senior Portfolio Manager at Putnam Investments (September 1998-June 2002). A portfolio manager and an officer of other portfolios in the OppenheimerFunds complex.

64    OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

Cynthia Lo Bessette, Secretary and Chief Legal Officer (since 2016) Year of Birth: 1969	Executive Vice President, General Counsel and Secretary of the Manager (since February 2016); Chief Legal Officer of the Sub-Adviser and the Distributor (since February 2016); Vice President, General Counsel and Secretary of Oppenheimer Acquisition Corp. (since February 2016); General Counsel of OFI SteelPath, Inc., VTL Associates, LLC and Index Management Solutions, LLC (since February 2016); Chief Legal Officer of OFI Global Institutional, Inc., HarbourView Asset Management Corporation, OFI Global Trust Company, Oppenheimer Real Asset Management, Inc., OFI Private Investments Inc., Shareholder Services, Inc. and Trinity Investment Management Corporation (since February 2016); Senior Vice President and Deputy General Counsel (March 2015-February 2016) and Executive Vice President, Vice President, Corporate Counsel (February 2012-March 2015) and Deputy Chief Legal Officer (April 2013-March 2015) of Jennison Associates LLC; Assistant General Counsel (April 2008-September 2009) and Deputy General Counsel (October 2009-February 2012) of Lord Abbett & Co. LLC. An officer of 103 portfolios in the OppenheimerFunds complex.

Jennifer Foxson, Vice President and Chief Business Officer (since 2014) Year of Birth: 1969	Senior Vice President of OppenheimerFunds Distributor, Inc. (since June 2014); Vice President of OppenheimerFunds Distributor, Inc. (April 2006-June 2014); Vice President of the Sub-Adviser (January 1998-March 2006); Assistant Vice President of the Sub-Adviser (October 1991-December 1998). An officer of 103 portfolios in the OppenheimerFunds complex.

Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money Laundering Officer (since 2014) Year of Birth: 1973	Senior Vice President and Chief Compliance Officer of the Manager (since March 2014); Chief Compliance Officer of the Sub-Adviser, OFI SteelPath, Inc., OFI Global Trust Company, OFI Global Institutional, Inc., Oppenheimer Real Asset Management, Inc., OFI Private Investments, Inc., Harborview Asset Management Corporation, Trinity Investment Management Corporation, and Shareholder Services, Inc. (since March 2014); Managing Director of Morgan Stanley Investment Management Inc. and certain of its various affiliated entities; Chief Compliance Officer of various Morgan Stanley Funds (May 2010-January 2014); Chief Compliance Officer of Morgan Stanley Investment Management Inc. (April 2007-January 2014). An officer of 103 portfolios in the OppenheimerFunds complex.

Brian S. Petersen, Treasurer and Principal Financial & Accounting Officer (since 2016) Year of Birth: 1970	Vice President of the Manager (since January 2013); Vice President of the Sub-Adviser (February 2007-December 2012); Assistant Vice President of the Sub-Adviser (August 2002-2007). An officer of 103 portfolios in the OppenheimerFunds complex.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge, upon request, by calling 1.800.988.8287.

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OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

A Series of Oppenheimer Variable Account Funds

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc.
DBA OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG LLP

Legal Counsel	Ropes & Gray LLP

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, or calling us at 1.800.988.8287. Read prospectuses and summary prospectuses carefully before investing.

© 2017 OppenheimerFunds, Inc. All rights reserved. Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.

December 31, 2016
Oppenheimer
Equity Income Fund/VA	Annual Report
A Series of Oppenheimer Variable Account Funds
ANNUAL REPORT
Listing of Top Holdings Fund Performance Discussion Financial Statements

PORTFOLIO MANAGER: Michael S. Levine, CFA

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED 12/31/16

	Inception Date	1-Year	5-Year	10-Year
Non-Service Shares	1/2/03	15.31%	11.63%	6.70%
Service Shares	9/18/06	15.13	10.84	4.15
Russell 1000 Value Index		17.34	14.80	5.72

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, call us at 1.800.988.8287. The Fund’s total returns should not be expected to be the same as the returns of other funds, whether or not both funds have the same portfolio managers and/or similar names. The Fund’s total returns include changes in share price and reinvested distributions but do not include the charges associated with the separate account products that offer this Fund. Such performance would have been lower if such charges were taken into account.

TOP HOLDINGS AND ALLOCATIONS

TOP TEN COMMON STOCK HOLDINGS

Citigroup, Inc.	5.5%

Assured Guaranty Ltd.	3.1

JPMorgan Chase & Co.	2.9

Wells Fargo & Co.	2.8

AT&T, Inc.	2.7

Apple, Inc.	2.7

Chevron Corp.	2.7

Royal Dutch Shell plc, Cl. A, Sponsored ADR	2.4

Pfizer, Inc.	2.4

Morgan Stanley	2.0

Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2016, and are based on net assets. For more current Fund holdings, please visit oppenheimerfunds.com.

SECTOR ALLOCATION

Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2016, and are based on the total market value of common stocks.

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Fund Performance Discussion

The Fund’s Non-Service shares returned 15.31% during the reporting period. In comparison, the Fund underperformed the Russell 1000 Value Index (the “Index”), which returned 17.34%. On a sector basis, the most significant detractors from performance versus the Index included stock selection and overweight positions in health care and consumer discretionary. The largest outperforming sectors for the Fund versus the Index were financials and consumer staples, due primarily to stock selection.

MARKET OVERVIEW

Not surprisingly, markets were volatile during the reporting period. Nevertheless, the Index and the Fund experienced gains, particularly after the November U.S. Presidential election. Similar to the surprise Brexit vote in June, expectations of a negative market reaction proved to be overly pessimistic, and the U.S. equity market reacted in a positive manner, with the Russell 1000 Value index gaining almost 8% between the election and mid-December, when the Federal Reserve increased the Federal Funds Rate by another quarter percent, only the second such move since the financial crisis.

Investor optimism improved in the hope that an incoming Trump administration would pursue a pro-growth economic agenda, specifically around corporate tax reform and deregulation. The primary beneficiary of the equity market’s year end optimism was the financials sector, led by bank stocks, which gained over 30% during the fourth quarter. Rising interest rates coupled with the prospect of lower corporate tax rates and a reduced regulatory burden could all benefit bank profitability, which drove valuation multiples higher for the group.

TOP INDIVIDUAL CONTRIBUTORS

Top contributors to the Fund’s performance this period included Assured Guaranty Ltd., Chevron Corp. and Navistar International Corp.

Assured Guaranty (AGO) is a leading Municipal Bond Insurer. AGO performed well during the reporting period as optimism surrounding a favorable solution to Puerto Rico’s debt problems increased following the results of the U.S. Presidential election as well the election of a new Governor in Puerto Rico. Both of these results should be favorable to creditors. Additionally, AGO continued to consolidate the Structure Finance market with an acquisition of MBIA, Inc’s U.K. structured finance subsidiary, which should be accretive.

Chevron benefited from the sharp bounce off the oil price lows seen in the first quarter of 2016. Furthermore, Chevron’s attractive yield and more focused capital spending plans were rewarded by the market.

Navistar International performed well due to steadily improving results in a challenging macro environment as well as an equity investment by Volkswagen. These two events/developments highlighted the earnings power of the company during the next up cycle and significantly de-risked the balance sheet. Following the recent strength in the name, we exited our position.

TOP INDIVIDUAL DETRACTORS

Detractors from performance this reporting period included Teva Pharmaceutical Industries Ltd., Allergan plc and Frontier Communications Corp.

Teva is a leading Generic Drug manufacturer. Teva has been a very disappointing investment during the second half of 2016. An expensive acquisition of Allergan’s generic business was poorly timed as the pricing environment has deteriorated for the generic industry. Furthermore, a delay in new product introductions has impacted recent results. Lastly, competition for its largest product appears likely (although not unexpected) over the next 12 months or so. While we are disappointed with the company’s execution, we maintained a position since at 7x-8x earnings per share (EPS), in our view, the stock is too cheap and our patience can be rewarded.

Allergan is a leading specialty Pharmaceuticals company. A failed merger with Pfizer in early 2016 set the tone for a dismal 2016 for the stock. Following the deal break up the stock continued to perform poorly due to overall industry pricing concerns, concerns about the prices Allergan was paying for acquisitions, and falling forward earnings guidance. We believe all of these issues are in the rearview mirror and we expect much better performance in 2017. A high percentage of cash pay business, solid balance sheet and above average earnings growth should hopefully lead to better stock performance.

Frontier is a high yielding local telephone company. Frontier acquired a large number of customers from Verizon in the spring of 2016. While this acquisition should ultimately generate significant synergies and cash flow, the integration has been challenging. Concerns about Frontier’s ability to continue to pay the

3        OPPENHEIMER EQUITY INCOME FUND/VA

dividend resulted in very poor performance during the second half of 2016. While we are concerned about the initial integration challenges, the current payout ratio is below 60%. We believe this gives Frontier time to stabilize the acquired properties. Once this happens, the stock should be revalued higher, in our view.

Investors should consider the Fund’s investment objective, risks, charges and expenses carefully before investing. The Fund’s prospectus and summary prospectus contain this and other information about the Fund, and may be obtained by asking your financial advisor or calling us at 1.800.988.8287. Read prospectuses and summary prospectuses carefully before investing.

Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown, but do not include the charges associated with the separate account products that offer this Fund.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

Comparing the Fund’s Performance to the Market. The graphs that follow show the performance of a hypothetical $10,000 investment in each share class of the Fund held until December 31, 2016. Performance is measured over a ten-fiscal-year period for both Classes. Performance information does not reflect charges that apply to separate accounts investing in the Fund. If these charges were taken into account, performance would be lower. The graphs assume that all dividends and capital gains distributions were reinvested in additional shares.

The Fund’s performance is compared to the performance of the Russell 1000 Value Index. The Russell 1000 Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower expected growth values. The index is unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the indices. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

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COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, call us at 1.800.988.8287. The Fund’s total returns should not be expected to be the same as the returns of other funds, whether or not both funds have the same portfolio managers and/or similar names. The Fund’s total returns include changes in share price and reinvested distributions but do not include the charges associated with the separate account products that offer this Fund. Such performance would have been lower if such charges were taken into account.

5        OPPENHEIMER EQUITY INCOME FUND/VA

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended December 31, 2016.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended December 31, 2016” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes.

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any charges associated with the separate accounts that offer this Fund. Therefore, the “hypothetical” lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these separate account charges were included your costs would have been higher.

Actual	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Expenses Paid During 6 Months Ended December 31, 2016
Non-Service shares	$1,000.00	$1,149.00	$4.33
Service shares	1,000.00	1,148.10	5.68

Hypothetical (5% return before expenses)
Non-Service shares	1,000.00	1,021.11	4.07
Service shares	1,000.00	1,019.86	5.35

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended December 31, 2016 are as follows:

Class	Expense Ratios
Non-Service shares	0.80%
Service shares	1.05

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

6        OPPENHEIMER EQUITY INCOME FUND/VA

STATEMENT OF INVESTMENTS December 31, 2016

	Shares	Value

Common Stocks—90.6%

Consumer Discretionary—7.8%

Automobiles—1.8%

Ford Motor Co.	8,560	$103,833

General Motors Co.	1,250	43,550

		147,383

Hotels, Restaurants & Leisure—1.0%

Extended Stay America, Inc.	5,175	83,576

Household Durables—1.9%

CalAtlantic Group, Inc.	3,360	114,274

PulteGroup, Inc.	1,925	35,381

		149,655

Media—1.1%

Comcast Corp., Cl. A	495	34,180

Time Warner, Inc.	570	55,022

		89,202

Multiline Retail—1.2%

Kohl’s Corp.	750	37,035

Macy’s, Inc.	1,735	62,130

		99,165

Specialty Retail—0.8%

Signet Jewelers Ltd.	320	30,163

Staples, Inc.	3,675	33,259

		63,422

Consumer Staples—7.6%

Beverages—1.1%

Coca-Cola Co. (The)	1,210	50,167

Molson Coors Brewing Co., Cl. B	425	41,357

		91,524

Food & Staples Retailing—2.3%

CVS Health Corp.	195	15,387

Walgreens Boots Alliance, Inc.	1,330	110,071

Wal-Mart Stores, Inc.	890	61,517

		186,975

Food Products—2.4%

Kraft Heinz Co. (The)	1,250	109,150

Post Holdings, Inc.[1]	1,000	80,390

		189,540

Household Products—0.7%

Procter & Gamble Co. (The)	640	53,811

Tobacco—1.1%

Philip Morris International, Inc.	915	83,713

Reynolds American, Inc.	115	6,445

		90,158

Energy—10.6%

Oil, Gas & Consumable Fuels—10.6%

BP plc, Sponsored ADR	3,255	121,672

Chevron Corp.[2]	1,825	214,803

Exxon Mobil Corp.	1,500	135,390

Kinder Morgan, Inc.	2,875	59,541

Marathon Oil Corp.	5,675	98,234

Royal Dutch Shell plc, Cl. A, Sponsored ADR	3,600	195,768

Williams Cos., Inc. (The)	1,050	32,697

		858,105

Financials—31.0%

Capital Markets—5.5%

Goldman Sachs Group, Inc. (The)	550	131,698

KKR & Co. LP3	7,950	122,350

Morgan Stanley	3,775	159,494

NorthStar Asset Management Group, Inc.	1,800	26,856

		440,398

	Shares	Value

Commercial Banks—12.0%

Bank of America Corp.	3,000	$66,300

Citigroup, Inc.[2]	7,500	445,725

JPMorgan Chase & Co.[2]	2,750	237,297

Wells Fargo & Co.	4,050	223,196

		972,518

Insurance—5.7%

American International Group, Inc.	1,955	127,681

Assured Guaranty Ltd.	6,650	251,171

MetLife, Inc.	1,460	78,679

		457,531

Real Estate Investment Trusts (REITs)—5.0%

Blackstone Mortgage Trust, Inc., Cl. A	1,900	57,133

Colony Capital, Inc., Cl. A	5,525	111,881

Communications Sales & Leasing, Inc.	2,850	72,419

NorthStar Realty Finance Corp.	2,825	42,799

Starwood Property Trust, Inc.	3,100	68,045

Two Harbors Investment Corp.	5,625	49,050

		401,327

Real Estate Management & Development—0.6%

Realogy Holdings Corp.	1,925	49,530

Thrifts & Mortgage Finance—2.2%

MGIC Investment Corp.[1]	8,775	89,417

Radian Group, Inc.	5,150	92,597

		182,014

Health Care—9.3%

Biotechnology—2.1%

AbbVie, Inc.	1,355	84,850

Gilead Sciences, Inc.	1,150	82,352

		167,202

Health Care Equipment & Supplies—2.1%

Abbott Laboratories	2,650	101,786

Medtronic plc	1,000	71,230

		173,016

Pharmaceuticals—5.1%

Johnson & Johnson	600	69,126

Merck & Co., Inc.	2,590	152,473

Pfizer, Inc.	5,845	189,846

		411,445

Industrials—5.3%

Aerospace & Defense—1.2%

General Dynamics Corp.	250	43,165

United Technologies Corp.	455	49,877

		93,042

Airlines—1.1%

United Continental Holdings, Inc.[1]	1,250	91,100

Commercial Services & Supplies—0.2%

RR Donnelley & Sons Co.	1,000	16,320

Electrical Equipment—0.9%

Eaton Corp. plc	685	45,956

General Cable Corp.	1,200	22,860

		68,816

Industrial Conglomerates—1.8%

General Electric Co.	4,550	143,780

Honeywell International, Inc.	40	4,634

		148,414

Road & Rail—0.1%

CSX Corp.	275	9,881

Information Technology—10.7%

Communications Equipment—1.5%

Cisco Systems, Inc.	4,075	123,146

7        OPPENHEIMER EQUITY INCOME FUND/VA

STATEMENT OF INVESTMENTS Continued

	Shares	Value

Internet Software & Services—0.5%

Alphabet, Inc., Cl. C1	50	$38,591

IT Services—0.7%

International Business Machines Corp.	320	53,117

Semiconductors & Semiconductor Equipment—2.5%

Intel Corp.	1,880	68,188

Micron Technology, Inc.[1]	3,075	67,404

QUALCOMM, Inc.	1,000	65,200

		200,792

Software—2.6%

Microsoft Corp.	1,900	118,066

Oracle Corp.	2,300	88,435

		206,501

Technology Hardware, Storage & Peripherals—2.9%

Apple, Inc.	1,875	217,162

HP, Inc.	1,350	20,034

		237,196

Materials—1.8%

Chemicals—0.9%

Dow Chemical Co. (The)	655	37,479

LyondellBasell Industries NV, Cl. A	425	36,457

		73,936

Containers & Packaging—0.5%

International Paper Co.	750	39,795

Paper & Forest Products—0.4%

Domtar Corp.	770	30,053

Telecommunication Services—3.4%

Diversified Telecommunication Services—3.4%

AT&T, Inc.	5,200	221,156

CenturyLink, Inc.	470	11,176

Frontier Communications Corp.	5,500	18,590

Level 3 Communications, Inc.[1]	460	25,926

		276,848

Utilities—3.1%

Electric Utilities—2.4%

American Electric Power Co., Inc.	1,475	92,866

Exelon Corp.	580	20,584

PPL Corp.	2,350	80,018

		193,468

	Shares	Value

Independent Power and Renewable Electricity Producers—0.7%

NRG Energy, Inc.	4,400	$53,944

Total Common Stocks (Cost $6,079,761)		7,312,457

Preferred Stocks—7.7%

Allergan plc, 5.50% Cv., Series A	209	159,354

Dominion Resources, Inc., 6.375% Cv.	495	24,780

Exelon Corp., 6.50% Cv.	1,435	69,468

Frontier Communications Corp., 11.125% Cv., Series A, Non-Vtg.	1,910	135,763

iStar, Inc., 4.50% Cv., Non-Vtg.	2,345	122,526

Teva Pharmaceutical Industries Ltd., 7% Cv., Non-Vtg.	173	111,585

Total Preferred Stocks (Cost $768,254)		623,476

	Principal Amount

Non-Convertible Corporate Bond and Note—0.0%

Frontier Communications Corp., 11% Sr. Unsec. Nts., 9/15/25 (Cost $995)	$1,000	1,036

Convertible Corporate Bonds and Notes—0.6%

MGIC Investment Corp., 9% Cv. Jr. Sub. Nts., 4/1/63[4]	30,000	37,688

Micron Technology, Inc., 3% Cv. Sr. Unsec. Nts., 11/15/43	10,000	9,981

Total Convertible Corporate Bonds and Notes (Cost $42,781)		47,669

	Shares

Structured Securities—1.2%

Barclays Bank plc, Alcoa, Inc. Equity Linked Nts., 10/4/17	450	12,599

Barclays Bank plc, Alphabet, Inc., Cl. C Yield Enhanced Equity Debt Securities, 3/20/17	24	18,574

Citigroup Global Markets Holdings, Inc., Alphabet, Inc. Equity Linked Nts., 3/2/17[4]	26	20,007

Credit Suisse AG (London Branch), Alphabet, Inc. Equity Linked Nts., 2/23/17[4]	26	20,037

Credit Suisse AG (London Branch), Alphabet, Inc. Equity Linked Nts., 3/3/17[4]	33	25,436

Total Structured Securities (Cost $100,615)		96,653

		Exercise Price	Expiration Date		Contracts

Exchange-Traded Options Purchased—0.0%

Abbott Laboratories Put[1]	USD	36.000	1/20/17	USD	5	110

General Motors Co. Put[1]	USD	32.000	1/20/17	USD	10	180

NRG Energy, Inc. Put[1]	USD	10.000	1/20/17	USD	10	50

Total Exchange-Traded Options Purchased (Cost $521)						340

Total Investments, at Value (Cost $6,992,927)					100.1%	8,081,631

Net Other Assets (Liabilities)					(0.1)	(10,946)

Net Assets					100.0%	$8,070,685

Footnotes to Statement of Investments

1. Non-income producing security.

2. All or a portion of the security position is held in segregated accounts and pledged to cover margin requirements with respect to outstanding written options. The aggregate market value of such securities is $486,276. See Note 6 of the accompanying Notes.

3. Security is a Master Limited Partnership.

4. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $103,168 or 1.28% of the Fund’s net assets at period end.

8        OPPENHEIMER EQUITY INCOME FUND/VA

The following issuer is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the reporting period by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. There were no affiliate securities held by the Fund at period end. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares December 31, 2015	Gross Additions	Gross Reductions	Shares December 31, 2016

Oppenheimer Institutional Government Money Market Fund, Cl. Ea	60,375	1,654,426	1,714,801	—

				Income

Oppenheimer Institutional Government Money Market Fund, Cl. Ea				$206

a. Prior to September 28, 2016, this fund was named Oppenheimer Institutional Money Market Fund.

Exchange-Traded Options Written at December 31, 2016
Description		Exercise Price	Expiration Date	Number of Contracts		Premiums Received	Value

Abbott Laboratories Put	USD	38.000	1/20/17	USD	(10)	$820	$(690)

Assured Guaranty Ltd. Call	USD	39.000	1/20/17	USD	(1)	58	(29)

Assured Guaranty Ltd. Call	USD	38.000	1/20/17	USD	(3)	250	(195)

Citigroup, Inc. Call	USD	60.000	1/20/17	USD	(2)	382	(262)

Ford Motor Co. Call	USD	12.750	1/20/17	USD	(10)	350	(70)

Ford Motor Co. Call	USD	13.000	1/20/17	USD	(20)	879	(80)

General Motors Co. Put	USD	35.000	1/20/17	USD	(10)	579	(970)

International Paper Co. Call	USD	55.000	1/20/17	USD	(2)	163	(68)

Kroger Co. (The) Put	USD	35.000	1/20/17	USD	(5)	372	(500)

Marathon Oil Corp. Call	USD	17.000	1/20/17	USD	(5)	790	(420)

Micron Technology, Inc. Put	USD	20.000	1/20/17	USD	(1)	83	(19)

Microsoft Corp. Call	USD	64.000	1/20/17	USD	(1)	69	(30)

Morgan Stanley Call	USD	42.000	1/20/17	USD	(5)	1,050	(645)

NRG Energy, Inc. Put	USD	12.000	1/20/17	USD	(10)	724	(350)

Signet Jewelers Ltd. Call	USD	95.000	1/20/17	USD	(3)	1,540	(990)

Walgreens Boots Alliance, Inc. Call	USD	85.000	1/20/17	USD	(1)	352	(130)

Total of Exchange-Traded Options Written						$8,461	$(5,448)

See accompanying Notes to Financial Statements.

9        OPPENHEIMER EQUITY INCOME FUND/VA

STATEMENT OF ASSETS AND LIABILITIES December 31, 2016

Assets
Investments, at value unaffiliated companies (cost $6,992,927)—see accompanying statement of investments	$8,081,631

Cash	26,264

Receivables and other assets:
Investments sold	24,349
Interest and dividends	15,042
Shares of beneficial interest sold	201
Other	15,326

Total assets	8,162,813

Liabilities
Options written, at value (premiums received $8,461)	5,448

Payables and other liabilities:
Investments purchased	30,417
Legal, auditing and other professional fees	27,697
Trustees’ compensation	11,853
Shareholder communications	8,866
Shares of beneficial interest redeemed	5,464
Distribution and service plan fees	1,660
Other	723

Total liabilities	92,128

Net Assets	$8,070,685

Composition of Net Assets
Par value of shares of beneficial interest	$634

Additional paid-in capital	7,211,641

Accumulated net investment income	94,746

Accumulated net realized loss on investments	(328,053)

Net unrealized appreciation on investments	1,091,717

Net Assets	$8,070,685

Net Asset Value Per Share
Non-Service Shares:
Net asset value, redemption price per share and offering price per share (based on net assets of $412,395 and 39,301 shares of beneficial interest outstanding)	$10.49

Service Shares:
Net asset value, redemption price per share and offering price per share (based on net assets of $7,658,290 and 595,173 shares of beneficial interest outstanding)	$12.87

See accompanying Notes to Financial Statements.

10        OPPENHEIMER EQUITY INCOME FUND/VA

STATEMENT OF OPERATIONS For the Year Ended December 31, 2016

Investment Income
Dividends:
Unaffiliated companies (net of foreign withholding taxes of $3,496)	$272,149
Affiliated companies	206

Interest	14,024

Total investment income	286,379

Expenses
Management fees	59,448

Distribution and service plan fees - Service shares	18,936

Transfer and shareholder servicing agent fees:
Non-Service shares	346
Service shares	7,580

Shareholder communications:
Non-Service shares	1,958
Service shares	38,869

Legal, auditing and other professional fees	66,853

Trustees’ compensation	9,060

Custodian fees and expenses	2,109

Borrowing fees	151

Other	5,853

Total expenses	211,163
Less reduction to custodian expenses	(1)
Less waivers and reimbursements of expenses	(128,541)

Net expenses	82,621

Net Investment Income	203,758

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions in unaffiliated companies (including premiums on options exercised)	5,277
Closing and expiration of option contracts written	40,242
Short positions	(149)

Net realized gain	45,370

Net change in unrealized appreciation/depreciation on:
Investment transactions	844,001
Option contracts written	(1,849)

Net change in unrealized appreciation/depreciation	842,152

Net Increase in Net Assets Resulting from Operations	$1,091,280

See accompanying Notes to Financial Statements.

11        OPPENHEIMER EQUITY INCOME FUND/VA

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2016	Year Ended December 31, 2015

Operations
Net investment income	$203,758	$257,353

Net realized gain (loss)	45,370	(151,710)

Net change in unrealized appreciation/depreciation	842,152	(1,094,652)

Net increase (decrease) in net assets resulting from operations	1,091,280	(989,009)

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Non-Service shares	(21,464)	(10,233)
Service shares	(396,306)	(287,911)

	(417,770)	(298,144)

Distributions from net realized gain:
Non-Service shares	—	(25,987)
Service shares	—	(746,892)

	—	(772,879)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Non-Service shares	54,821	91,789
Service shares	(1,177,501)	(1,019,497)

	(1,122,680)	(927,708)

Net Assets
Total decrease	(449,170)	(2,987,740)

Beginning of period	8,519,855	11,507,595

End of period (including accumulated net investment income of $94,746 and $226,680, respectively)	$8,070,685	$8,519,855

See accompanying Notes to Financial Statements.

12        OPPENHEIMER EQUITY INCOME FUND/VA

FINANCIAL HIGHLIGHTS

Non-Service Shares	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012

Per Share Operating Data
Net asset value, beginning of period	$9.72	$12.09	$11.64	$9.15	$8.00

Income (loss) from investment operations:
Net investment income[1]	0.26	0.29	0.25	0.21	0.16
Net realized and unrealized gain (loss)	1.13	(1.28)	1.01	2.42	1.11

Total from investment operations	1.39	(0.99)	1.26	2.63	1.27

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.62)	(0.39)	(0.22)	(0.14)	(0.12)
Distributions from net realized gain	0.00	(0.99)	(0.59)	0.00	0.00

Total dividends and/or distributions to shareholders	(0.62)	(1.38)	(0.81)	(0.14)	(0.12)

Net asset value, end of period	$10.49	$9.72	$12.09	$11.64	$9.15

Total Return, at Net Asset Value[2]	15.31%	(9.58)%	11.08%	28.93%	16.08%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$413	$325	$302	$227	$154

Average net assets (in thousands)	$346	$318	$266	$195	$132

Ratios to average net assets:[3]
Net investment income	2.75%	2.64%	2.08%	2.00%	1.82%
Expenses excluding specific expenses listed below	2.48%	1.52%	1.42%	1.64%	1.75%
Interest and fees from borrowings	0.00%[4]	0.00%[4]	0.00%	0.00%	0.00%

Total expenses[5]	2.48%	1.52%	1.42%	1.64%	1.75%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.80%	0.80%	0.80%	0.80%	0.80%

Portfolio turnover rate	49%	44%	40%	159%	87%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Less than 0.005%.

5. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended December 31, 2016	2.48%
Year Ended December 31, 2015	1.52%
Year Ended December 31, 2014	1.42%
Year Ended December 31, 2013	1.64%
Year Ended December 31, 2012	1.75%

See accompanying Notes to Financial Statements.

13        OPPENHEIMER EQUITY INCOME FUND/VA

FINANCIAL HIGHLIGHTS Continued

Service Shares	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012

Per Share Operating Data
Net asset value, beginning of period	$11.81	$14.43	$13.78	$10.83	$9.69

Income (loss) from investment operations:
Net investment income[1]	0.30	0.33	0.26	0.22	0.13
Net realized and unrealized gain (loss)	1.39	(1.58)	1.19	2.87	1.13

Total from investment operations	1.69	(1.25)	1.45	3.09	1.26

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.63)	(0.38)	(0.21)	(0.14)	(0.12)
Distributions from net realized gain	0.00	(0.99)	(0.59)	0.00	0.00

Total dividends and/or distributions to shareholders	(0.63)	(1.37)	(0.80)	(0.14)	(0.12)

Net asset value, end of period	$12.87	$11.81	$14.43	$13.78	$10.83

Total Return, at Net Asset Value[2]	15.13%	(9.82)%	10.73%	28.70%	13.09%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$7,658	$8,195	$11,206	$10,862	$6,897

Average net assets (in thousands)	$7,576	$10,265	$11,020	$8,549	$7,095

Ratios to average net assets:[3]
Net investment income	2.56%	2.43%	1.82%	1.78%	1.26%
Expenses excluding specific expenses listed below	2.67%	1.76%	1.67%	1.89%	1.93%
Interest and fees from borrowings	0.00%[4]	0.00%[4]	0.00%	0.00%	0.00%

Total expenses[5]	2.67%	1.76%	1.67%	1.89%	1.93%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.05%	1.05%	1.05%	1.05%	1.04%

Portfolio turnover rate	49%	44%	40%	159%	87%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Less than 0.005%.

5. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended December 31, 2016	2.67%
Year Ended December 31, 2015	1.76%
Year Ended December 31, 2014	1.67%
Year Ended December 31, 2013	1.89%
Year Ended December 31, 2012	1.93%

See accompanying Notes to Financial Statements.

14        OPPENHEIMER EQUITY INCOME FUND/VA

NOTES TO FINANCIAL STATEMENTS December 31, 2016

1. Organization

Oppenheimer Equity Income Fund/VA (the “Fund”), a separate series of Oppenheimer Variable Account Funds, is a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek total return. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI. Shares of the Fund are sold only to separate accounts of life insurance companies.

The Fund offers two classes of shares. Both classes are sold at their offering price, which is the net asset value per share, to separate investment accounts of participating insurance companies as an underlying investment for variable life insurance policies, variable annuity contracts or other investment products. The class of shares designated as Service shares is subject to a distribution and service plan. Both classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class.

The following is a summary of significant accounting policies followed in the Fund’s preparation of financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. GAAP, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Return of Capital Estimates. Distributions received from the Fund’s investments in Master Limited Partnerships (MLPs) and Real Estate Investments Trusts (REITs), generally are comprised of income and return of capital. The Fund records investment income and return of capital based on estimates. Such estimates are based on historical information available from each MLP, REIT and other industry sources. These estimates may subsequently be revised based on information received from MLPs and REITs after their tax reporting periods are concluded.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. This rate will increase to 2.00% effective January 1, 2017. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends. The Fund has analyzed its tax positions for the fiscal year ended December 31, 2016, including open tax years, and does not believe there are any uncertain tax positions requiring recognition in the Fund’s financial statements.

15        OPPENHEIMER EQUITY INCOME FUND/VA

NOTES TO FINANCIAL STATEMENTS Continued

2. Significant Accounting Policies (Continued)

The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Undistributed Net Investment Income	Undistributed Long-Term Gain	Accumulated Loss Carryforward[1,2,3]	Net Unrealized Appreciation Based on cost of Securities and Other Investments for Federal Income Tax Purposes

$110,075	$—	$206,795	$966,981

1. At period end, the Fund had $206,795 of net capital loss carryforward available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. Details of the capital loss carryforwards are included in the table below. Capital loss carryovers with no expiration, if any, must be utilized prior to those with expiration dates.

Expiring

No expiration	$206,795

2. During the reporting period, the Fund did not utilize any capital loss carryforward.

3. During the previous reporting period, the Fund did not utilize any capital loss carryforward.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with U.S. GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

Accordingly, the following amounts have been reclassified for the reporting period. Net assets of the Fund were unaffected by the reclassifications.

Increase to Accumulated Net Investment Income	Increase to Accumulated Net Realized Loss on Investments

$82,078	$82,078

The tax character of distributions paid during the reporting periods:

	Year Ended December 31, 2016	Year Ended December 31, 2015

Distributions paid from:
Ordinary income	$417,770	$636,899
Long-term capital gain	—	434,124

Total	$417,770	$1,071,023

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$ 7,117,663
Federal tax cost of other investments	(8,461)

Total federal tax cost	$ 7,109,202

Gross unrealized appreciation	$ 1,264,912
Gross unrealized depreciation	(297,931)

Net unrealized appreciation	$ 966,981

Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern time, on each day the New York Stock Exchange (the “Exchange”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation

16        OPPENHEIMER EQUITY INCOME FUND/VA

3. Securities Valuation (Continued)

determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Equity securities traded on a securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the official closing price on the principal exchange on which the security is traded, as identified by the Manager, prior to the time when the Fund’s assets are valued. If the official closing price is unavailable, the security is valued at the last sale price on the principal exchange on which it is traded. If the official closing price or last sales price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Structured securities, swaps, swaptions, and other over-the-counter derivatives are valued utilizing evaluated prices obtained from third party pricing services or broker-dealers.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors

Corporate debt, government debt, municipal, mortgage- backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.

Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

Structured securities	Relevant market information such as the price of underlying financial instruments, stock market indices, foreign currencies, interest rate spreads, commodities, or the occurrence of other specific events.

Swaps	Relevant market information, including underlying reference assets such as credit spreads, credit event probabilities, index values, individual security values, forward interest rates, variable interest rates, volatility measures, and forward currency rates.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the

17        OPPENHEIMER EQUITY INCOME FUND/VA

NOTES TO FINANCIAL STATEMENTS Continued

3. Securities Valuation (Continued)

valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$632,403	$—	$—	$ 632,403
Consumer Staples	612,008	—	—	612,008
Energy	858,105	—	—	858,105
Financials	2,503,318	—	—	2,503,318
Health Care	751,663	—	—	751,663
Industrials	427,573	—	—	427,573
Information Technology	859,343	—	—	859,343
Materials	143,784	—	—	143,784
Telecommunication Services	276,848	—	—	276,848
Utilities	247,412	—	—	247,412
Preferred Stocks	500,950	122,526	—	623,476
Non-Convertible Corporate Bond and Note	—	1,036	—	1,036
Convertible Corporate Bonds and Notes	—	47,669	—	47,669
Structured Securities	—	96,653	—	96,653
Exchange-Traded Options Purchased	340	—	—	340

Total Assets	$7,813,747	$267,884	$—	$ 8,081,631

Liabilities Table
Other Financial Instruments:
Options written, at value	$(5,448)	$—	$—	$ (5,448)

Total Liabilities	$(5,448)	$—	$—	$ (5,448)

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

4. Investments and Risks

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are open-end management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investments in Money Market Instruments. The Fund is permitted to invest its free cash balances in money market instruments to provide liquidity or for defensive purposes. The Fund may invest in money market instruments by investing in Class E shares of Oppenheimer Institutional Government

18        OPPENHEIMER EQUITY INCOME FUND/VA

4. Investments and Risks (Continued)

Money Market Fund (“IGMMF”), formerly known as Oppenheimer Institutional Money Market Fund, which is an Affiliated Fund. IGMMF is regulated as a money market fund under the 1940 Act, as amended. The Fund may also invest in money market instruments directly or in other affiliated or unaffiliated money market funds. At period end, the Fund had no holdings in IGMMF.

Master Limited Partnerships (“MLPs”). MLPs issue common units that represent an equity ownership interest in a partnership and provide limited voting rights. MLP common units are registered with the Securities and Exchange Commission (“SEC”), and are freely tradable on securities exchanges such as the NYSE and the NASDAQ Stock Market (“NASDAQ”), or in the over-the-counter (“OTC”) market. An MLP consists of one or more general partners, who conduct the business, and one or more limited partners, who contribute capital. MLP common unit holders have a limited role in the partnership’s operations and management. The Fund, as a limited partner, normally would not be liable for the debts of the MLP beyond the amounts the Fund has contributed, but would not be shielded to the same extent that a shareholder of a corporation would be. In certain circumstances creditors of an MLP would have the right to seek return of capital distributed to a limited partner. This right of an MLP’s creditors would continue after the Fund sold its investment in the MLP.

Structured Securities. The Fund invests in structured securities whose market values, interest rates and/or redemption prices are linked to the performance of underlying foreign currencies, interest rate spreads, stock market indices, prices of individual securities, commodities or other financial instruments or the occurrence of other specific events. The structured securities are often leveraged, increasing the volatility of each note’s market value relative to the change in the underlying linked financial element or event. Fluctuations in value of these securities are recorded as unrealized gains and losses in the accompanying Statement of Operations. The Fund records a realized gain or loss when a structured security is sold or matures.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

Shareholder Concentration. At period end, two shareholders each owned 20% or more of the Fund’s total outstanding shares.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Use of Derivatives

The Fund’s investment objective not only permits the Fund to purchase investment securities, it also allows the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, variance swaps and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. These instruments may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors. Such contracts may be entered into through a bilateral over-the-counter (“OTC”) transaction, or through a securities or futures exchange and cleared through

19        OPPENHEIMER EQUITY INCOME FUND/VA

NOTES TO FINANCIAL STATEMENTS Continued

6. Use of Derivatives (Continued)

a clearinghouse.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost due to unanticipated changes in the market risk factors and the overall market. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

The Fund’s actual exposures to these market risk factors and associated risks during the period are discussed in further detail, by derivative type, below.

Option Activity

The Fund may buy and sell put and call options, or write put and call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security, currency or other underlying financial instrument at a fixed price, upon exercise of the option.

Options can be traded through an exchange or through a privately negotiated arrangement with a dealer in an OTC transaction. Options traded through an exchange are generally cleared through a clearinghouse (such as The Options Clearing Corporation). The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Statement of Operations. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Statement of Operations.

The Fund has purchased put options on individual equity securities and/or equity indexes to decrease exposure to equity risk. A purchased put option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

During the reporting period, the Fund had an ending monthly average market value of $111 on purchased put options.

Options written, if any, are reported in a schedule following the Statement of Investments and as a liability in the Statement of Assets and Liabilities. Securities held in collateral accounts to cover potential obligations with respect to outstanding written options are noted in the Statement of Investments.

The risk in writing a call option is that the market price of the security increases and if the option is exercised, the Fund must either purchase the security at a higher price for delivery or, if the Fund owns the underlying security, give up the opportunity for profit. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk that there may be an illiquid market where the Fund is unable to close the contract.

The Fund has written put options on individual equity securities and/or equity indexes to increase exposure to equity risk. A written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has written call options on individual equity securities and/or equity indexes to decrease exposure to equity risk. A written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

During the reporting period, the Fund had an ending monthly average market value of $6,279 and $867 on written call options and written put options, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Written option activity for the reporting period was as follows:

	Number of	Amount of
	Contracts	Premiums

Options outstanding as of December 31, 2015	49	$9,487
Options written	1,095	94,722
Options closed or expired	(548)	(40,242)
Options exercised	(507)	(55,506)

Options outstanding as of December 31, 2016	89	$8,461

Counterparty Credit Risk. Derivative positions are subject to the risk that the counterparty will not fulfill its obligation to the Fund. The Fund intends to enter into derivative transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

20        OPPENHEIMER EQUITY INCOME FUND/VA

6. Use of Derivatives (Continued)

The Fund’s risk of loss from counterparty credit risk on exchange-traded derivatives cleared through a clearinghouse and for centrally cleared swaps is generally considered lower than as compared to OTC derivatives. However, counterparty credit risk exists with respect to initial and variation margin deposited/paid by the Fund that is held in futures commission merchant, broker and/or clearinghouse accounts for such exchange-traded derivatives and for centrally cleared swaps.

With respect to centrally cleared swaps, such transactions will be submitted for clearing, and if cleared, will be held in accounts at futures commission merchants or brokers that are members of clearinghouses. While brokers, futures commission merchants and clearinghouses are required to segregate customer margin from their own assets, in the event that a broker, futures commission merchant or clearinghouse becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker, futures commission merchant or clearinghouse for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s, futures commission merchant’s or clearinghouse’s customers, potentially resulting in losses to the Fund.

There is the risk that a broker, futures commission merchant or clearinghouse will decline to clear a transaction on the Fund’s behalf, and the Fund may be required to pay a termination fee to the executing broker with whom the Fund initially enters into the transaction. Clearinghouses may also be permitted to terminate centrally cleared swaps at any time. The Fund is also subject to the risk that the broker or futures commission merchant will improperly use the Fund’s assets deposited/paid as initial or variation margin to satisfy payment obligations of another customer. In the event of a default by another customer of the broker or futures commission merchant, the Fund might not receive its variation margin payments from the clearinghouse, due to the manner in which variation margin payments are aggregated for all customers of the broker/futures commission merchant.

Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker, futures commission merchant or clearinghouse for exchange-traded and cleared derivatives, including centrally cleared swaps. Brokers, futures commission merchants and clearinghouses can ask for margin in excess of the regulatory minimum, or increase the margin amount, in certain circumstances.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged as collateral. Non-cash collateral pledged by the Fund, if any, is noted in the Statement of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold (e.g. $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance.

The following table presents the valuations of derivative instruments by risk exposure as reported within the Statement of Assets and Liabilities at period end:

	Asset Derivatives		Liability Derivatives

Derivatives Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Value	Statement of Assets and Liabilities Location	Value

Equity contracts	Investments, at value	$340*	Options written, at value	$5,448

*Amounts relate to purchased option contracts and purchased swaption contracts, if any.

The effect of derivative instruments on the Statement of Operations is as follows:

Amount of Realized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Investment from unaffiliated companies (including premiums on options exercised)*	Closing and expiration of option contracts written	Total

Equity contracts	$6,335	$40,242	$46,577

*Includes purchased option contracts and purchased swaption contracts, if any.

Amount of Change in Unrealized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Investments*	Option contracts written	Total

Equity contracts	$1,072	$(1,849)	$(777)

*Includes purchased option contracts and purchased swaption contracts, if any.

7. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest

21        OPPENHEIMER EQUITY INCOME FUND/VA

NOTES TO FINANCIAL STATEMENTS Continued

7. Shares of Beneficial Interest (Continued)

were as follows:

	Year Ended December 31, 2016		Year Ended December 31, 2015
	Shares	Amount	Shares	Amount

Non-Service Shares
Sold	7,879	$75,176	6,593	$71,817
Dividends and/or distributions reinvested	2,351	21,464	3,275	36,220
Redeemed	(4,349)	(41,819)	(1,387)	(16,248)

Net increase	5,881	$54,821	8,481	$91,789

Service Shares
Sold	17,226	$196,973	73,064	$1,015,107
Dividends and/or distributions reinvested	35,353	396,306	76,880	1,034,803
Redeemed	(151,342)	(1,770,780)	(232,573)	(3,069,407)

Net decrease	(98,763)	$(1,177,501)	(82,629)	$(1,019,497)

8. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IGMMF, for the reporting period were as follows:

	Purchases	Sales

Investment securities	$3,862,606	$5,081,436

9. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule

Up to $200 million	0.75%
Next $200 million	0.72
Next $200 million	0.69
Next $200 million	0.66
Over $800 million	0.60

The Fund’s effective management fee for the reporting period was 0.75% of average annual net assets before any applicable waivers.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets. Fees incurred and average net assets for each class with respect to these services are detailed in the Statement of Operations and Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustees under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustees. The Fund purchases shares of the funds selected for deferral by the Trustees in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Distribution and Service Plan for Service Shares. The Fund has adopted a Distribution and Service Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act for Service shares to pay OppenheimerFunds Distributor, Inc. (the “Distributor”), for distribution related services, personal service and

22        OPPENHEIMER EQUITY INCOME FUND/VA

9. Fees and Other Transactions with Affiliates (Continued)

account maintenance for the Fund’s Service shares. Under the Plan, payments are made periodically at an annual rate of 0.25% of the daily net assets of Service shares of the Fund. The Distributor currently uses all of those fees to compensate sponsors of the insurance product that offers Fund shares, for providing personal service and maintenance of accounts of their variable contract owners that hold Service shares. These fees are paid out of the Fund’s assets on an on-going basis and increase operating expenses of the Service shares, which results in lower performance compared to the Fund’s shares that are not subject to a service fee. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Waivers and Reimbursements of Expenses. The Manager has contractually agreed to limit the Fund’s expenses after payments, waivers and/or reimbursements and reduction to custodian expenses, excluding any applicable dividend expense, taxes, interest and fees from borrowing, any subsidiary expenses, Acquired Fund Fees and Expenses, brokerage commissions, unusual and infrequent expenses and certain other Fund expenses; so that those expenses, as percentages of daily net assets, will not exceed the annual rate of 0.80% for Non-Service shares and 1.05% for Service shares. During the reporting period, the Manager waived fees and/or reimbursed the Fund $5,819 and $122,672 for Non-Service and Service shares, respectively.

The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IGMMF. During the reporting period, the Manager waived fees and/or reimbursed the Fund $50 for IGMMF management fees.

Waivers and/or reimbursements may be modified or terminated as set forth according to the terms in the prospectus.

10. Borrowings and Other Financing

Securities Sold Short. The Fund sells securities that it does not own, and it will therefore be obligated to purchase such securities at a future date. Upon entering into a short position, the Fund is required to segregate cash or securities at its custodian which are pledged for the benefit of the lending broker and/or to deposit and pledge cash directly at the lending broker, with a value equal to a certain percentage, exceeding 100%, of the value of the securities that it sold short. Cash that has been segregated and pledged for this purpose will be disclosed on the Statement of Assets and Liabilities; securities that have been segregated and pledged for this purpose are disclosed as such in the Statement of Investments. The value of the open short position is recorded as a liability, and the Fund records an unrealized gain or loss to the extent of the difference between the proceeds received and the change in value of the open short position. The Fund records a realized gain or loss when the short position is closed out. By entering into short sales, the Fund bears the market risk of increases in value of the security sold short in excess of the proceeds received. Until the security is replaced, the Fund is required to pay the lender any dividend or interest earned. Dividend expense on short sales is treated as an expense in the Statement of Operations.

At period end, the Fund had no outstanding securities sold short.

Joint Credit Facility. A number of mutual funds managed by the Manager participate in a $1.3 billion revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with atypical redemption activity. Expenses and fees related to the Facility are paid by the participating funds and are disclosed separately or as other expenses on the Statement of Operations. The Fund did not utilize the Facility during the reporting period.

11. Pending Agreement and Plan of Reorganization

The Board of Trustees of the Fund has determined that it is in the best interests of the Fund that the Fund reorganize with and into Oppenheimer Main Street Fund/VA (“Main Street Fund/VA”) and that the interests of the Fund’s existing shareholders would not be diluted as a result of the reorganization. The Board unanimously approved an Agreement and Plan of Reorganization (the “Agreement”) to be entered into between the Fund and Main Street Fund/VA, pursuant to which Main Street Fund/VA will acquire substantially all of the assets and assume certain liabilities of the Fund in exchange for newly-issued shares of Main Street Fund/VA (the “Reorganization”). If the Reorganization takes place, shareholders of the Fund will receive corresponding shares of Main Street Fund/VA, in each case equal in value to the value of the net assets of the shares of the Fund held immediately prior to the Reorganization. The shares of Main Street Fund/VA to be received by shareholders of the Fund will be issued at net asset value and without a sales charge. The Reorganization is expected to be a tax-free reorganization for U.S. federal income tax purposes. Following the Reorganization, the Fund will liquidate and dissolve and terminate its registration as an investment company under the Investment Company Act of 1940.

The Reorganization is conditioned upon, among other things, approval by the Fund’s shareholders. If approved by the shareholders and certain conditions required by the Agreement are satisfied, the Reorganization of the Fund is expected to take place on or about April 28, 2017.

12. Pending Litigation

In 2009, several putative class action lawsuits were filed and later consolidated before the U.S. District Court for the District of Colorado in connection with the investment performance of Oppenheimer Rochester California Municipal Fund (the “California Fund”), a fund advised by OppenheimerFunds, Inc. (“OFI”) and distributed by OppenheimerFunds Distributor, Inc. (“OFDI”). The plaintiffs asserted claims against OFI, OFDI and certain present and former trustees and officers of the California Fund under the federal securities laws, alleging, among other things, that the disclosure documents of the California Fund contained misrepresentations and omissions and the investment policies of the California Fund were not followed. An amended complaint and a motion to dismiss were filed, and in 2011, the court issued an order which granted in part and denied in part the defendants’ motion to dismiss. In October 2015, following a successful appeal by defendants and a subsequent hearing, the court granted plaintiffs’ motion for class certification and appointed class representatives and class counsel.

OFI and OFDI believe the suit is without merit; that it is premature to render any opinion as to the likelihood of an outcome unfavorable to them in

23        OPPENHEIMER EQUITY INCOME FUND/VA

NOTES TO FINANCIAL STATEMENTS Continued

12. Pending Litigation (Continued)

the suit; and that no estimate can yet be made as to the amount or range of any potential loss. Furthermore, OFI believes that the suit should not impair the ability of OFI or OFDI to perform their respective duties to the Fund and that the outcome of the suit should not have any material effect on the operations of any of the Oppenheimer funds.

24        OPPENHEIMER EQUITY INCOME FUND/VA

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of Oppenheimer Variable Account Funds:

We have audited the accompanying statement of assets and liabilities of Oppenheimer Equity Income Fund/VA (a separate series of Oppenheimer Variable Account Funds), including the statement of investments, as of December 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Equity Income Fund/VA as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

As discussed in Note 11 to the financial statements, Pending Agreement and Plan of Reorganization, at a meeting held February 10, 2017, the Board voted to approve the merger of Oppenheimer Equity Income Fund/VA into Oppenheimer Main Street Fund/VA effective on or about April 28, 2017, subject to approval by the acquired Fund’s shareholders.

KPMG LLP

Denver, Colorado

February 15, 2017

25        OPPENHEIMER EQUITY INCOME FUND/VA

FEDERAL INCOME TAX INFORMATION Unaudited

In early 2017, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2016.

Dividends, if any, paid by the Fund during the reporting period which are not designated as capital gain distributions should be multiplied by the maximum amount allowable but not less than 100% to arrive at the amount eligible for the corporate dividend-received deduction.

The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

26        OPPENHEIMER EQUITY INCOME FUND/VA

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS Unaudited

The Fund has entered into an investment advisory agreement with OFI Global Asset Management, Inc. (“OFI Global” or the “Adviser”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”) (“OFI Global” and “OFI” together the “Managers”) and OFI Global has entered into a sub-advisory agreement with OFI whereby OFI provides investment sub-advisory services to the Fund (collectively, the “Agreements”).    Each year, the Board of Trustees (the “Board”), including a majority of the independent Trustees, is required to determine whether to approve the terms of the Agreements and the renewal thereof. The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Managers provide, such information as may be reasonably necessary to evaluate the terms of the Agreements. The Board employs an independent consultant to prepare a report that provides information, including comparative information that the Board requests for that purpose. In addition to in-person meetings focused on this evaluation, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.

The Managers and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Managers’ services, (ii) the comparative investment performance of the Fund and the Managers, (iii) the fees and expenses of the Fund, including comparative fee and expense information, (iv) the profitability of the Managers and their affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Managers from their relationship with the Fund. The Board was aware that there are alternatives to retaining the Managers.

Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.

Nature, Quality and Extent of Services. The Board considered information about the nature, quality and extent of the services provided to the Fund and information regarding the Managers’ key personnel who provide such services. The Managers’ duties include providing the Fund with the services of the portfolio manager and the Sub-Adviser’s investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments; and securities trading services. OFI Global is responsible for oversight of third-party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions; risk management; and oversight of the Sub-Adviser. OFI Global is also responsible for providing certain administrative services to the Fund. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the U.S. Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by federal and state securities laws for the sale of the Fund’s shares. OFI Global also provides the Fund with office space, facilities and equipment.

The Board also considered the quality of the services provided and the quality of the Managers’ resources that are available to the Fund. The Board took account of the fact that the Sub-Adviser has over fifty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Managers’ advisory, administrative, accounting, legal, compliance and risk management services, and information the Board has received regarding the experience and professional qualifications of the Managers’ key personnel and the size and functions of its staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Michael Levine, the portfolio manager for the Fund, and the Sub-Adviser’s investment team and analysts. The Board members also considered the totality of their experiences with the Managers as directors or trustees of the Fund and other funds advised by the Managers. The Board considered information regarding the quality of services provided by affiliates of the Managers, which the Board members have become knowledgeable about through their experiences with the Managers and in connection with the renewal of the Fund’s service agreements. The Board concluded, in light of the Managers’ experience, reputation, personnel, operations and resources that the Fund benefits from the services provided under the Agreements.

Investment Performance of the Managers and the Fund. Throughout the year, the Managers provided information on the investment performance of the Fund, the Adviser and the Sub-Adviser, including comparative performance information. The Board also reviewed information, prepared by the Managers and by the independent consultant, comparing the Fund’s historical performance to relevant market indices and to the performance of other large value funds underlying variable insurance products. The Board considered that the Fund outperformed its performance category median during the ten-year period but underperformed its performance category median during the one-, three- and five-year periods. The Board noted that on April 30, 2013 the Fund changed its name from Oppenheimer Value Fund/VA to Oppenheimer Equity Income Fund/VA, and changed its investment strategy and, that on that same date, Michael Levine took over as sole portfolio manager of the Fund. Accordingly, the Board noted that performance prior to April 30, 2013 is reflective of a different investment strategy and different portfolio managers. The Board also considered the Adviser’s assertion that the vast majority of the Fund’s 3-year underperformance was concentrated in the second half of 2015 and that excluding that period, Mr. Levine’s performance record since becoming sole portfolio manager of the Fund has been better, with monthly performance in the top half of the Morningstar category 58% of the time. The Board also considered that the Adviser is implementing certain changes to the Fund’s investment process, which, it noted, deserve time to be evaluated.

Fees and Expenses of the Fund. The Board reviewed the fees paid to the Adviser and the other expenses borne by the Fund. The Board noted that the Adviser, not the Fund, pays the Sub-Adviser’s fee under the sub-advisory agreement. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other large value funds underlying variable insurance products. In reviewing the fees and expenses charged to the VA funds, the Board considered the Adviser’s assertion that, because there is much greater disparity in the fees and services that may be provided by a manager to a VA fund as opposed to a retail fund, when comparing the expenses of the various VA funds to those of retail funds, it is most appropriate to focus on total expenses (rather than on the management fees). Accordingly, while the Board reviewed and considered all expenses, it focused on total expenses. The Board considered that the Fund’s total expenses, net of waivers, were higher than both its peer group median and its category median. The Board also considered that the Fund’s contractual management fee was higher than both its peer group median and its category median. The Board further noted that the Adviser has contractually agreed to limit the Fund’s total annual operating expenses so that those expenses, as percentages of daily net assets, will not exceed the annual rate of 0.80% for Non-Service Shares and 1.05% for Service Shares. This contractual expense limitation may not be amended or withdrawn until one year after the date of the Fund’s prospectus, unless approved by the Board.

Economies of Scale and Profits Realized by the Managers. The Board considered information regarding the Managers’ costs in serving as the Fund’s investment adviser and sub-adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and

27        OPPENHEIMER EQUITY INCOME FUND/VA

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS Unaudited / Continued

information regarding the Managers’ profitability from their relationship with the Fund. The Board also considered that the Managers must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund. The Board reviewed whether the Managers may realize economies of scale in managing and supporting the Fund. The Board noted that the Fund currently has management fee breakpoints, which are intended to share with Fund shareholders economies of scale that may exist as the Fund’s assets grow.

Other Benefits to the Managers. In addition to considering the profits realized by the Managers, the Board considered information that was provided regarding the direct and indirect benefits the Managers receive as a result of their relationship with the Fund, including compensation paid to the Managers’ affiliates and research provided to the Adviser in connection with permissible brokerage arrangements (soft dollar arrangements).

Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees’ counsel are independent of the Managers within the meaning and intent of the Securities and Exchange Commission Rules.

Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, decided to continue the Agreements through August 31, 2017. In arriving at its decision, the Board did not identify any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreements, including the management fees, in light of all the surrounding circumstances.

28        OPPENHEIMER EQUITY INCOME FUND/VA

PORTFOLIO PROXY VOTING POLICIES AND GUIDELINES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Guidelines under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Guidelines is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

29        OPPENHEIMER EQUITY INCOME FUND/VA

TRUSTEES AND OFFICERS Unaudited

Name, Position(s) Held with the Fund, Length of Service, Age	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

Robert J. Malone, Chairman of the Board of Trustees (since 2016), Trustee (since 2002) Year of Birth: 1944	Chairman - Colorado Market of MidFirst Bank (since January 2015); Chairman of the Board (2012-2016) and Director (August 2005-March 2016) of Jones International University (educational organization); Trustee of the Gallagher Family Foundation (non-profit organization) (2000-2015); Chairman, Chief Executive Officer and Director of Steele Street Bank Trust (commercial banking) (August 2003-January 2015); Board of Directors of Opera Colorado Foundation (non-profit organization) (2008- 2012); Director of Colorado UpLIFT (charitable organization) (1986-2010); Director of Jones Knowledge, Inc. (2006-2010); Former Chairman of U.S. Bank-Colorado (subsidiary of U.S. Bancorp and formerly Colorado National Bank) (July 1996-April 1999); Director of Commercial Assets, Inc. (real estate investment trust) (1993-2000); Director of U.S. Exploration, Inc. (oil and gas exploration) (1997-February 2004); Chairman of the Board (1991-1994) and Trustee (1985-1994) of Regis University; and Chairman of the Board (1990-1991) and Trustee (1984-1999) of Young Presidents Organization. Oversees 47 portfolios in the OppenheimerFunds complex. Mr. Malone has served on the Boards of certain Oppenheimer funds since 2002, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Jon S. Fossel, Trustee (since 1990) Year of Birth: 1942	Chairman of the Board of Jack Creek Preserve Foundation (non-profit organization) (since March 2005); Director of Jack Creek Preserve Foundation (non-profit organization) (March 2005-December 2014); Chairman of the Board (2006-December 2011) and Director (June 2002-December 2011) of UNUMProvident (insurance company); Director of Northwestern Energy Corp. (public utility corporation) (November 2004-December 2009); Director of P.R. Pharmaceuticals (October 1999-October 2003); Director of Rocky Mountain Elk Foundation (non-profit organization) (February 1998-February 2003 and February 2005-February 2007); Chairman and Director (until October 1996) and President and Chief Executive Officer (until October 1995) of OppenheimerFunds, Inc.; President, Chief Executive Officer and Director of the following: Oppenheimer Acquisition Corp. (“OAC”) (parent holding company of OppenheimerFunds, Inc.), Shareholders Services, Inc. and Shareholder Financial Services, Inc. (until October 1995). Oversees 47 portfolios in the OppenheimerFunds complex. Mr. Fossel has served on the Boards of certain Oppenheimer funds since 1990, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Richard F. Grabish, Trustee (since 2012) Year of Birth: 1948	Formerly Senior Vice President and Assistant Director of Sales and Marketing (March 1997-December 2007), Director (March 1987-December 2007) and Manager of Private Client Services (June 1985-June 2005) of A.G. Edwards & Sons, Inc. (broker/dealer and investment firm); Chairman and Chief Executive Officer of A.G. Edwards Trust Company, FSB (March 2001-December 2007); President and Vice Chairman of A.G. Edwards Trust Company, FSB (investment adviser) (April 1987-March 2001); President of A.G. Edwards Trust Company, FSB (investment adviser) (June 2005-December 2007). Oversees 47 portfolios in the OppenheimerFunds complex. Mr. Grabish has served on the Boards of certain Oppenheimer funds since 2001, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Beverly L. Hamilton, Trustee (since 2002) Year of Birth: 1946	Trustee of Monterey Institute for International Studies (educational organization) (2000-2014); Board Member of Middlebury College (educational organization) (December 2005-June 2011); Chairman (2010-2016) of American Funds’ Emerging Markets Growth Fund, Inc. (mutual fund); Director of The California Endowment (philanthropic organization) (April 2002-April 2008); Director (February 2002-2005) and Chairman of Trustees (2006-2007) of the Community Hospital of Monterey Peninsula; Director (October 1991-2005) and Vice Chairman (2006-2009) of American Funds’ Emerging Markets Growth Fund, Inc. (mutual fund); President of ARCO Investment Management Company (February 1991-April 2000); Member of the investment committees of The Rockefeller Foundation (2001-2006) and The University of Michigan (since 2000); Advisor at Credit Suisse First Boston’s Sprout venture capital unit (venture capital fund) (1994-January 2005); Trustee of MassMutual Institutional Funds (investment company) (1996-June 2004); Trustee of MML Series Investment Fund (investment company) (April 1989-June 2004); Member of the investment committee of Hartford Hospital (2000-2003); and Advisor to Unilever (Holland) pension fund (2000-2003). Oversees 47 portfolios in the OppenheimerFunds complex. Ms. Hamilton has served on the Boards of certain Oppenheimer funds since 2002, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Victoria J. Herget, Trustee (since 2012) Year of Birth:1951	Board Chair (2008-2015) and Director (2004-Present), United Educators (insurance company); Trustee (since 2000) and Chair (since 2010), Newberry Library (independent research library); Trustee, Mather LifeWays (senior living organization) (since 2001); Independent Director of the First American Funds (mutual fund family) (2003-2011); former Managing Director (1993-2001), Principal (1985-1993), Vice President (1978-1985) and Assistant Vice President (1973-1978) of Zurich Scudder Investments (investment adviser) (and its predecessor firms); Trustee (1992-2007), Chair of the Board of Trustees (1999-2007), Investment Committee Chair (1994-1999) and Investment Committee member (2007-2010) of Wellesley College; Trustee, BoardSource (non-profit organization) (2006-2009) and Chicago City Day School (K-8 School) (1994-2005). Oversees 47 portfolios in the OppenheimerFunds complex. Ms. Herget has served on the Boards of certain Oppenheimer funds since 2012, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

30        OPPENHEIMER EQUITY INCOME FUND/VA

F. William Marshall, Jr., Trustee (since 2000) Year of Birth: 1942	Trustee Emeritus of Worcester Polytech Institute (WPI) (private university) (since 2009); Trustee of MassMutual Select Funds (formerly MassMutual Institutional Funds) (investment company) (1996-2015), MML Series Investment Fund (investment company) (1996-2015) and Mass Mutual Premier Funds (investment company) (January 2012-December 2015); President and Treasurer of the SIS Fund (private charitable fund) (January 1999-March 2011); Former Trustee of WPI (1985-2008); Former Chairman of the Board (2004-2006) and Former Chairman of the Investment Committee of WPI (1994-2008); Chairman of SIS Family Bank, F.S.B. (formerly SIS Bank) (commercial bank) (January 1999-July 1999); Executive Vice President of Peoples Heritage Financial Group, Inc. (commercial bank) (January 1999-July 1999); and Former President and Chief Executive Officer of SIS Bancorp. (1993-1999). Oversees 47 portfolios in the OppenheimerFunds complex. Mr. Marshall has served on the Boards of certain Oppenheimer funds since 2000, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Karen L. Stuckey, Trustee (since 2012) Year of Birth: 1953	Member (since May 2015) of Desert Mountain Community Foundation Advisory Board (non-profit organization); Partner (1990-2012) of PricewaterhouseCoopers LLP (professional services firm) (held various positions 1975-1990); Trustee (1992- 2006), member of Executive, Nominating and Audit Committees and Chair of Finance Committee (1992-2006), and Emeritus Trustee (since 2006) of Lehigh University; and member, Women’s Investment Management Forum (professional organization) since inception. Oversees 47 portfolios in the OppenheimerFunds complex. Ms. Stuckey has served on the Boards of certain Oppenheimer funds since 2012, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

James D. Vaughn, Trustee (since 2012) Year of Birth:1945	Retired; former managing partner (1994-2001) of Denver office of Deloitte & Touche LLP, (held various positions 1969- 1993); Trustee and Chairman of the Audit Committee of Schroder Funds (2003-2012); Board member and Chairman of Audit Committee of AMG National Trust Bank (since 2005); Trustee and Investment Committee member, University of South Dakota Foundation (since 1996); Board member, Audit Committee Member and past Board Chair, Junior Achievement (since 1993); former Board member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network. Oversees 47 portfolios in the OppenheimerFunds complex. Mr. Vaughn has served on the Boards of certain Oppenheimer funds since 2012, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.
INTERESTED TRUSTEE AND OFFICER	Mr. Steinmetz is an “Interested Trustee” because he is affiliated with the Manager and the Sub-Adviser by virtue of his positions as Chairman and director of the Sub-Adviser and officer and director of the Manager. Both as a Trustee and as an officer, Mr. Steinmetz serves for an indefinite term, or until his resignation, retirement, death or removal. Mr. Steinmetz’s address is 225 Liberty Street, New York, New York 10281-1008.

Arthur P. Steinmetz, Trustee (Since 2015), President and Principal Executive Officer (since 2014) Year of Birth: 1958	Chairman of OppenheimerFunds, Inc. (since January 2015); CEO and Chairman of OFI Global Asset Management, Inc. (since July 2014), President of OFI Global Asset Management, Inc. (since May 2013), a Director of OFI Global Asset Management, Inc. (since January 2013), Director of OppenheimerFunds, Inc. (since July 2014), President, Management Director and CEO of Oppenheimer Acquisition Corp. (OppenheimerFunds, Inc.‘s parent holding company) (since July 2014), and President and Director of OFI SteelPath, Inc. (since January 2013). Chief Investment Officer of the OppenheimerFunds advisory entities from (January 2013-December 2013); Executive Vice President of OFI Global Asset Management, Inc. (January 2013-May 2013); Chief Investment Officer of OppenheimerFunds, Inc. (October 2010-December 2012); Chief Investment Officer, Fixed- Income, of OppenheimerFunds, Inc. (April 2009-October 2010); Executive Vice President of OppenheimerFunds, Inc. (October 2009-December 2012); Director of Fixed Income of OppenheimerFunds, Inc. (January 2009-April 2009); and a Senior Vice President of OppenheimerFunds, Inc. (March 1993-September 2009). An officer of 103 portfolios in the OppenheimerFunds complex.
OTHER OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Messrs. Levine, Mss. Lo Bessette, Foxson and Picciotto, 225 Liberty Street, New York, New York 10281-1008, for Mr. Petersen, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

Michael S. Levine, Vice President (since 2013) Year of Birth: 1965	Vice President of the Sub-Adviser (since June 1998) and Senior Portfolio Manager of the Sub-Adviser (since September 2000). A portfolio manager and an officer of other portfolios in the OppenheimerFunds complex.

Cynthia Lo Bessette, Secretary and Chief Legal Officer (since 2016) Year of Birth: 1969	Executive Vice President, General Counsel and Secretary of the Manager (since February 2016); Chief Legal Officer of the Sub-Adviser and the Distributor (since February 2016); Vice President, General Counsel and Secretary of Oppenheimer Acquisition Corp. (since February 2016); General Counsel of OFI SteelPath, Inc., VTL Associates, LLC and Index Management Solutions, LLC (since February 2016); Chief Legal Officer of OFI Global Institutional, Inc., HarbourView Asset Management Corporation, OFI Global Trust Company, Oppenheimer Real Asset Management, Inc., OFI Private Investments Inc., Shareholder Services, Inc. and Trinity Investment Management Corporation (since February 2016); Senior Vice President and Deputy General Counsel (March 2015-February 2016) and Executive Vice President, Vice President, Corporate Counsel (February 2012-March 2015) and Deputy Chief Legal Officer (April 2013-March 2015) of Jennison Associates LLC; Assistant General Counsel (April 2008-September 2009) and Deputy General Counsel (October 2009-February 2012) of Lord Abbett & Co. LLC. An officer of 103 portfolios in the OppenheimerFunds complex.

Jennifer Foxson, Vice President and Chief Business Officer (since 2014) Year of Birth: 1969	Senior Vice President of OppenheimerFunds Distributor, Inc. (since June 2014); Vice President of OppenheimerFunds Distributor, Inc. (April 2006-June 2014); Vice President of the Sub-Adviser (January 1998-March 2006); Assistant Vice President of the Sub-Adviser (October 1991-December 1998). An officer of 103 portfolios in the OppenheimerFunds complex.

31        OPPENHEIMER EQUITY INCOME FUND/VA

TRUSTEES AND OFFICERS Unaudited / Continued

Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money Laundering Officer (since 2014) Year of Birth: 1973	Senior Vice President and Chief Compliance Officer of the Manager (since March 2014); Chief Compliance Officer of the Sub- Adviser, OFI SteelPath, Inc., OFI Global Trust Company, OFI Global Institutional, Inc., Oppenheimer Real Asset Management, Inc., OFI Private Investments, Inc., Harborview Asset Management Corporation, Trinity Investment Management Corporation, and Shareholder Services, Inc. (since March 2014); Managing Director of Morgan Stanley Investment Management Inc. and certain of its various affiliated entities; Chief Compliance Officer of various Morgan Stanley Funds (May 2010-January 2014); Chief Compliance Officer of Morgan Stanley Investment Management Inc. (April 2007-January 2014). An officer of 103 portfolios in the OppenheimerFunds complex.

Brian S. Petersen, Treasurer and Principal Financial & Accounting Officer (since 2016) Year of Birth: 1970	Vice President of the Manager (since January 2013); Vice President of the Sub-Adviser (February 2007-December 2012); Assistant Vice President of the Sub-Adviser (August 2002-2007). An officer of 103 portfolios in the OppenheimerFunds complex.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge, upon request, by calling 1.800.988.8287.

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35        OPPENHEIMER EQUITY INCOME FUND/VA

OPPENHEIMER EQUITY INCOME FUND/VA

A Series of Oppenheimer Variable Account Funds

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc. DBA OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG LLP

Legal Counsel	Ropes & Gray LLP

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, or calling us at 1.800.988.8287. Read prospectuses and summary prospectuses carefully before investing.

© 2017 OppenheimerFunds, Inc. All rights reserved. Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.

December 31, 2016
Oppenheimer Global Multi-Alternatives Fund/VA A Series of Oppenheimer Variable Account Funds	Annual Report

ANNUAL REPORT Listing of Top Holdings Fund Performance Discussion Financial Statements

PORTFOLIO MANAGERS: Mark Hamilton; Benjamin Rockmuller, CFA; Dokyoung Lee, CFA; and Alessio de Longis, CFA

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED 12/31/16

	Inception Date	1-Year	Since Inception
Non-Service Shares	11/14/13	3.71%	1.70%
Service Shares	11/14/13	3.49	1.51
Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index		0.33	0.14

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, call us at 1.800.988.8287. The Fund’s total returns should not be expected to be the same as the returns of other funds, whether or not both funds have the same portfolio managers and/or similar names. The Fund’s total returns include changes in share price and reinvested distributions but do not include the charges associated with the separate account products that offer this Fund. Such performance would have been lower if such charges were taken into account.

TOP HOLDINGS AND ALLOCATIONS

TOP TEN COMMON STOCK HOLDINGS

Alphabet, Inc., Cl. A	0.8%
Honeywell International, Inc.	0.8
M&T Bank Corp.	0.7
Chubb Ltd.	0.7
UnitedHealth Group, Inc.	0.6
Republic Services, Inc., Cl. A	0.6
Apple, Inc.	0.6
Xilinx, Inc.	0.6
General Electric Co.	0.6
Lockheed Martin Corp.	0.5

Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2016, and are based on net assets. For more current Fund holdings, please visit oppenheimerfunds.com.

PORTFOLIO ALLOCATION
Common Stocks	31.0%
Short-Term Notes	18.6
Investment Companies
Highland/iBoxx Senior Loan Exchange Traded Fund	0.5
iShares US Preferred Stock Exchange Traded Fund	—*
Oppenheimer Institutional Government Money Market Fund	14.7
SPDR Gold Trust Exchange Traded Fund	1.0
Event-Linked Bonds
Multiple Event	6.8
Windstorm	3.7
Earthquake	3.2
Other	0.6
Longevity	0.1
Non-Convertible Corporate Bonds and Notes	8.8
Asset-Backed Securities	4.1
Corporate Loans	3.3
Foreign Government Obligations	2.0
Over-the-Counter Options Purchased	0.5
Mortgage-Backed Obligations Non-Agency	0.5
Preferred Stocks	0.3
Convertible Corporate Bonds and Notes	0.2
Over-the-Counter Interest Rate Swaptions Purchased	0.1
Exchange-Traded Options Purchased	—*
Rights, Warrants and Certificates	—*
*Represents a value of less than 0.05%.

Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2016, and are based on the total market value of investments.

2    OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

Fund Performance Discussion

The Fund’s Non-Service shares returned 3.71% during the reporting period. On a relative basis, the Fund outperformed the Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index (the “Index”), which returned 0.33% during the same period. In what was a volatile reporting period for global capital markets, most alternative asset classes in which the Fund invests outperformed the performance of short-term U.S. Government securities, resulting in the Fund’s relative outperformance versus the Index.

FUND REVIEW

The Fund’s strongest performing exposure was to income alternatives, particularly master limited partnerships (“MLPs”) and loans. Our MLP strategy seeks to invest in U.S. midstream MLPs that the investment team believes have attractive risk and reward characteristics. After experiencing declines over the first half of the reporting period, MLPs rallied strongly over the second half. The supply-demand picture for both crude oil and natural gas improved during the reporting period. Credit assets like bank loans also did very well as spreads declined throughout the period. Also performing positively for the Fund among income alternatives was our exposure to event-linked bonds, which transfer a specified set of catastrophe risks such as hurricanes, earthquakes and windstorms from a sponsor to investors. Event-linked bonds performed well during the reporting period in the absence of catastrophe related events.

Our exposure to Alpha alternatives contributed positively to performance overall. Our positive results were driven by the Fundamental Alpha and Global Multi Strategies. The Currency Alpha Strategy, which is a total return strategy focusing on fundamental and systematic dislocations across currency markets, detracted from performance during the reporting period. The strategy can be long and/or short currencies against the U.S. dollar. It has a go-anywhere mandate across currencies and seeks opportunities regardless of dollar bull or bear market cycles. During the reporting period, the Currency Alpha Strategy had a bias to higher yielding emerging currencies versus the lower yielding developed currencies. This positioning hurt after the U.S. election as we saw a reversal of the carry trade and many emerging currencies selling off.

Detractors from performance this reporting period included the Fund’s exposure to Global Real Estate through real estate investment trusts (REITs). After healthy year-to-date returns through the third quarter of 2016, global-listed securities declined sharply in the fourth quarter, as REITs were negatively impacted by rising interest rates around the world. Although we reduced our position, we continue to see value in real estate assets based on attractive spreads versus the government bond yields and continued strong demand. Moreover, attractive valuations in Europe in conjunction with additional quantitative easing measures should provide additional support. The Fund’s risk management overlay was also a detractor from performance. In particular, we reduced our equity market exposure through shorting European futures, and this was a drag as equity markets moved higher. Given appropriate market conditions, the Fund periodically utilizes risk management overlays in an attempt to control and manage volatility, hedge unwanted risks, and maximize risk-adjusted returns.

STRATEGY & OUTLOOK

The Fund comprises a flexible blend of alternative strategies and assets and is designed to be a turnkey alternative solution that improves the risk/reward tradeoff of a traditional balanced portfolio. We classify alternatives into three categories: Alpha alternatives, income alternatives and real alpha alternatives. Alpha alternatives, such as Global Multi Strategies, Fundamental Alpha Strategies, and the Currency Alpha Strategy, rely less on the direction of major markets and economic factors to generate returns. Income alternatives (e.g. MLPs, loans, and event-linked bonds) provide exposure to relatively stable income producing assets with less interest rate sensitivity than traditional fixed income allocations. Real asset alternatives, like Global Real Estate and Commodities, could help guard against inflation over the long-term. We combine these strategies and assets to provide a core, alternative exposure that can potentially offset some of the risk from equity drawdowns, rising interest rates and inflationary shocks.

As we look ahead, most developed markets reached the peak of the cycle over the past couple of years and have spent the last few quarters in a “slowdown” regime, an environment in which growth is above trend and decelerating, though experiencing frequent short-lived re-accelerations (i.e. renewed “expansions”). In our opinion, the first half of 2017 will be characterized by another one of these mini-expansions that are generally accompanied by outperformance of equities and credit over government bonds.

However, we recognize that 2017 may bring some unique challenges. For example, enacting fiscal stimulus when the economy is near full employment would be highly unusual. Such a move would likely push the Fed to hike rates more aggressively, in turn generating volatility and a more challenging investment environment overall. In such an environment, further diversifying in alternatives can improve the risk/reward profile for investors. Thus we believe that diversifying risk, controlling volatility and managing the downside will be a winning strategy going forward. Because the Fund comprises a number of different alternative

3    OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

assets and strategies, with diversifying properties as well as the potential to generate attractive total returns, we believe it can play a particularly valuable role in investors’ portfolios.

Investors should consider the Fund’s investment objective, risks, charges and expenses carefully before investing. The Fund’s prospectus and summary prospectus contain this and other information about the Fund, and may be obtained by asking your financial advisor or calling us at 1.800.988.8287. Read prospectuses and summary prospectuses carefully before investing.

Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown, but do not include the charges associated with the separate account products that offer this Fund.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

Comparing the Fund’s Performance to the Market. The graphs that follow show the performance of a hypothetical $10,000 investment in each share class of the Fund held until December 31, 2016. Performance is measured from the inception of both Classes on November 14, 2013. Performance information does not reflect charges that apply to separate accounts investing in the Fund. If these charges were taken into account, performance would be lower. The graphs assume that all dividends and capital gains distributions were reinvested in additional shares.

The Fund’s performance is compared to the performance of the Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index. The Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index is an index of short-term U.S. Government securities with a remaining term to final maturity of less than three months. The index is unmanaged, includes the reinvestment of dividends and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the indices. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

4    OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

Oppenheimer Global Multi-Alternatives Fund/VA (Non-Service)
Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index
$15,000
10,000
5,000
0
11/14/13
12/31/13
12/31/14
12/31/15
12/31/16
$10,543
$10,043

Oppenheimer Global Multi-Alternatives Fund/VA (Service)
Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index
$15,000
10,000
5,000
0
11/14/13
12/31/13
12/31/14
12/31/15
12/31/16
$10,479
$10,043

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, call us at 1.800.988.8287. The Fund’s total returns should not be expected to be the same as the returns of other funds, whether or not both funds have the same portfolio managers and/or similar names. The Fund’s total returns include changes in share price and reinvested distributions but do not include the charges associated with the separate account products that offer this Fund. Such performance would have been lower if such charges were taken into account.

5    OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended December 31, 2016.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended December 31, 2016” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes.

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any charges associated with the separate accounts that offer this Fund. Therefore, the “hypothetical” lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these separate account charges were included your costs would have been higher.

Actual	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Expenses Paid During 6 Months Ended December 31, 2016
Non-Service shares	$1,000.00	$ 1,002.40	$ 7.48
Service shares	1,000.00	1,002.70	8.70

Hypothetical
(5% return before expenses)
Non-Service shares	1,000.00	1,017.70	7.53
Service shares	1,000.00	1,016.49	8.76

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended December 31, 2016 are as follows:

Class	Expense Ratios
Non-Service shares	1.48%
Service shares	1.72

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

6    OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS December 31, 2016

	Shares	Value

Common Stocks—30.1%

Consumer Discretionary—1.3%

Diversified Consumer Services—0.1%

Houghton Mifflin Harcourt Co.[1]	8,508	$92,312

LifeLock, Inc.[1]	18,039	431,493

		523,805

Hotels, Restaurants & Leisure—0.3%

Brinker International, Inc.	17,815	882,377

Hilton Worldwide Holdings, Inc.	6,610	179,792

		1,062,169

Household Durables—0.2%

Harman International Industries, Inc.	3,820	424,631

Sekisui House SI Residential Investment Corp.	155	172,551

		597,182

Internet & Catalog Retail—0.1%

Blue Nile, Inc.	10,669	433,481

Media—0.4%

DISH Network Corp., Cl. A1	17,463	1,011,631

Live Nation Entertainment, Inc.[1]	13,800	367,080

		1,378,711

Multiline Retail—0.0%

Fred’s, Inc., Cl. A	4,968	92,206

Specialty Retail—0.2%

Ascena Retail Group, Inc.[1]	33,040	204,518

Cabela’s, Inc.[1]	6,119	358,267

CST Brands, Inc.	8,511	409,805

		972,590

Consumer Staples—1.2%

Beverages—0.2%

Coca-Cola Co. (The)	25,800	1,069,668

Food Products—0.1%

WhiteWave Foods Co. (The), Cl. A1	7,314	406,658

Tobacco—0.9%

Altria Group, Inc.	32,102	2,170,737

Philip Morris International, Inc.	15,420	1,410,776

		3,581,513

Energy—7.3%

Energy Equipment & Services—0.3%

Halliburton Co.	11,041	597,208

Schlumberger Ltd.	6,359	533,838

Vantage Drilling International[1]	447	46,264

		1,177,310

Oil, Gas & Consumable Fuels—7.0%

Arch Coal, Inc., Cl. A1	139	10,849

Buckeye Partners LP2	14,390	952,042

Canadian Natural Resources Ltd.	14,945	476,294

Chevron Corp.	11,886	1,398,982

ConocoPhillips	22,344	1,120,328

Energy Transfer Equity LP2	87,985	1,698,990

Energy Transfer Partners LP2	44,716	1,601,280

Enterprise Products Partners LP2	60,120	1,625,645

EOG Resources, Inc.	8,076	816,484

EQT Midstream Partners LP2	8,395	643,729

Genesis Energy LP2	21,345	768,847

Halcon Resources Corp.[1]	7,505	70,097

Magellan Midstream Partners LP2	21,715	1,642,305

MPLX LP2	37,187	1,287,414

Newfield Exploration Co.[1]	13,541	548,410

Noble Energy, Inc.[3]	23,368	889,386

NuStar Energy LP2	3,420	170,316

NuStar GP Holdings LLC[2]	14,255	411,969

Occidental Petroleum Corp.	16,887	1,202,861

Pacific Ethanol, Inc.[1]	7,742	73,549

	Shares	Value

Oil, Gas & Consumable Fuels (Continued)

Plains All American Pipeline LP2	20,030	$646,769

Rice Midstream Partners LP1,2,4,5	29,925	735,557

Rice Midstream Partners LP2,5	800	19,664

SandRidge Energy, Inc.[1]	1,128	26,564

Sunoco Logistics Partners LP2	58,775	1,411,776

Tallgrass Energy GP LP, Cl. A	45,777	1,226,824

Tallgrass Energy Partners LP2	4,600	218,270

Targa Resources Corp.[3]	22,912	1,284,676

TC PipeLines LP2	30,395	1,788,442

Tesoro Logistics LP2	9,445	479,900

TransMontaigne Partners LP2	6,045	267,612

Valero Energy Corp.	6,541	446,881

Western Gas Partners LP2	7,235	425,129

Westmoreland Coal Co.[1]	6,660	117,682

Williams Cos., Inc. (The)	29,970	933,266

Williams Partners LP2	24,917	947,594

		28,386,383

Financials—5.8%

Capital Markets—0.2%

Goldman Sachs Group, Inc. (The)	4,212	1,008,563

Commercial Banks—0.9%

Atlantic Capital Bancshares, Inc.[1]	246	4,674

JPMorgan Chase & Co.	4,660	402,111

M&T Bank Corp.[3]	17,515	2,739,872

Wells Fargo & Co.	7,790	429,307

		3,575,964

Insurance—1.3%

Allstate Corp. (The)	27,460	2,035,335

Chubb Ltd.	20,725	2,738,187

Endurance Specialty Holdings Ltd.	4,264	393,994

Enstar Group Ltd.[1]	175	34,597

		5,202,113

Real Estate Investment Trusts (REITs)—2.8%

Acadia Realty Trust	5,200	169,936

Agree Realty Corp.	1,330	61,246

American Assets Trust, Inc.	13,015	560,686

American Campus Communities, Inc.	5,280	262,786

American Homes 4 Rent, Cl. A	4,880	102,382

Ascendas Real Estate Investment Trust	69,000	107,814

AvalonBay Communities, Inc.	1,050	186,007

Blackstone Mortgage Trust, Inc., Cl. A	41,355	1,243,545

Boston Properties, Inc.	2,200	276,716

Champion REIT	92,000	49,749

Charter Hall Retail REIT	34,200	104,334

Colony Starwood Homes	4,110	118,409

CyrusOne, Inc.	3,810	170,421

Derwent London plc	930	31,733

Dexus Property Group	31,300	217,871

Duke Realty Corp.	7,440	197,606

Equity One, Inc.	5,680	174,319

Eurocommercial Properties NV	1,802	69,376

Extra Space Storage, Inc.	3,650	281,926

First Industrial Realty Trust, Inc.	4,550	127,627

Fortune Real Estate Investment Trust	113,000	129,688

GEO Group, Inc. (The)	2,570	92,340

GLP J-Reit	146	168,173

Goodman Group	29,200	150,647

Great Portland Estates plc	6,060	49,837

Hammerson plc	10,180	71,725

Highwoods Properties, Inc.	2,120	108,141

Hudson Pacific Properties, Inc.	5,430	188,855

Invincible Investment Corp.	85	38,145

Japan Retail Fund Investment Corp.	79	160,003

Kilroy Realty Corp.	2,730	199,891

Klepierre	3,540	139,041

Land Securities Group plc	12,850	169,749

7    OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

	Shares	Value

Real Estate Investment Trusts (REITs) (Continued)

Macerich Co. (The)	12,615	$893,647

Mapletree Commercial Trust	46,000	44,248

Mapletree Industrial Trust	56,000	63,554

Mid-America Apartment Communities,
Inc.	3,112	304,727

Milestone Apartments Real Estate
Investment Trust	8,966	126,879

Orix JREIT, Inc.	32	50,501

Paramount Group, Inc.	7,730	123,603

Physicians Realty Trust	10,530	199,649

Prologis, Inc.	6,210	327,826

Ramco-Gershenson Properties Trust	4,620	76,600

Regency Centers Corp.	1,970	135,832

Simon Property Group, Inc.	2,100	373,107

Spirit Realty Capital, Inc.	14,560	158,122

Starwood Property Trust, Inc.	27,830	610,869

Stockland	56,200	185,576

STORE Capital Corp.	3,310	81,790

Tanger Factory Outlet Centers, Inc.	2,100	75,138

Taubman Centers, Inc.	1,260	93,152

Unibail-Rodamco SE	1,448	345,172

Vastned Retail NV	1,217	47,245

Ventas, Inc.	4,440	277,589

Vicinity Centres	44,600	96,475

Welltower, Inc.	3,960	265,043

Wereldhave NV	1,662	74,733

Westfield Corp.	15,607	105,924

		11,317,725

Real Estate Management & Development—0.4%

Cheung Kong Property Holdings Ltd.	18,000	109,155

China Resources Land Ltd.	52,000	117,242

Frasers Logistics & Industrial Trust[1]	128,000	81,654

Henderson Land Development Co. Ltd.	25,100	132,501

Hongkong Land Holdings Ltd.	5,000	31,554

Hulic Co. Ltd.	10,600	94,023

Mitsubishi Estate Co. Ltd.	10,100	200,208

Mitsui Fudosan Co. Ltd.	10,000	230,754

Sun Hung Kai Properties Ltd.	6,000	75,121

Unite Group plc (The)	15,050	112,509

Vonovia SE	8,656	281,959

Wharf Holdings Ltd. (The)	15,000	98,573

		1,565,253

Thrifts & Mortgage Finance—0.2%

Astoria Financial Corp.	10,576	197,243

Essent Group Ltd.[1]	1,227	39,718

EverBank Financial Corp.	21,078	409,967

		646,928

Health Care—3.4%

Biotechnology—0.3%

Chelsea Therapeutics, Inc.[1,6,7]	10,531	—

Dyax Corp.[1,7]	10,770	108

Immunomedics, Inc.[1]	31,189	114,464

Shire plc, ADR	5,840	995,019

		1,109,591

Health Care Equipment & Supplies—0.4%

Medtronic plc	15,942	1,135,548

Vascular Solutions, Inc.[1]	7,727	433,485

		1,569,033

Health Care Providers & Services—1.6%

Capital Senior Living Corp.[1]	9,039	145,076

Cigna Corp.	7,410	988,420

Express Scripts Holding Co.[1]	12,140	835,111

HCA Holdings, Inc.[1]	12,205	903,414

Team Health Holdings, Inc.[1]	14,878	646,449

UnitedHealth Group, Inc.[3]	16,215	2,595,049

	Shares	Value

Health Care Providers & Services (Continued)

Universal Health Services, Inc., Cl. B	3,225	$343,075

		6,456,594

Pharmaceuticals—1.1%

Allergan plc[1,3]	6,680	1,402,867

Ambit Biosciences Corp.[1,7]	10,347	6,208

Bristol-Myers Squibb Co.	6,630	387,457

Durata Therapeutics[1,7]	6,530	—

Merck & Co., Inc.	16,755	986,367

Novartis AG, Sponsored ADR	13,050	950,562

Roche Holding AG	4,211	959,490

Teva Pharmaceutical Industries Ltd.[1]	10	—

		4,692,951

Industrials—4.3%

Aerospace & Defense—1.4%

Arconic, Inc.	6,794	125,961

L-3 Communications Holdings, Inc.	7,420	1,128,656

Lockheed Martin Corp.	8,715	2,178,227

Northrop Grumman Corp.	5,320	1,237,326

Raytheon Co.	6,130	870,460

		5,540,630

Airlines—0.2%

United Continental Holdings, Inc.[1]	10,260	747,749

Building Products—0.0%

Griffon Corp.	333	8,725

Commercial Services & Supplies—1.1%

G&K Services, Inc., Cl. A	4,181	403,257

Johnson Controls International plc[3]	36,340	1,496,845

Republic Services, Inc., Cl. A3	41,520	2,368,716

		4,268,818

Construction & Engineering—0.0%

Great Lakes Dredge & Dock Corp.[1]	18,935	79,527

Industrial Conglomerates—1.3%

General Electric Co.[3]	71,100	2,246,760

Honeywell International, Inc.[3]	26,420	3,060,757

		5,307,517

Machinery—0.2%

CLARCOR, Inc.	5,207	429,421

Joy Global, Inc.	14,601	408,828

		838,249

Road & Rail—0.1%

Union Pacific Corp.	4,030	417,830

Information Technology—3.2%

Communications Equipment—0.5%

Aerohive Networks, Inc.[1]	41,242	235,079

Brocade Communications Systems, Inc.	34,432	430,056

Cisco Systems, Inc.	44,380	1,341,164

		2,006,299

Electronic Equipment, Instruments, & Components—0.1%

InvenSense, Inc., Cl. A1	33,498	428,439

Internet Software & Services—0.8%

Alphabet, Inc., Cl. A1,3	4,246	3,364,743

Benefitfocus, Inc.[1]	373	11,078

Endurance International Group Holdings, Inc.[1]	1,305	12,136

Limelight Networks, Inc.[1]	1,344	3,387

		3,391,344

IT Services—0.1%

MoneyGram International, Inc.[1]	360	4,252

NeuStar, Inc., Cl. A1	12,933	431,962

		436,214

Semiconductors & Semiconductor Equipment—1.0%

Exar Corp.[1]	12,379	133,446

8    OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

	Shares	Value

Semiconductors & Semiconductor Equipment (Continued)

Hanergy Thin Film Power Group Ltd.[1]	161,121	$2

Intersil Corp., Cl. A	18,072	403,006

Lattice Semiconductor Corp.[1]	53,020	390,227

QUALCOMM, Inc.[3]	10,880	709,376

Xilinx, Inc.[3]	37,385	2,256,932

		3,892,989

Software—0.1%

Mentor Graphics Corp.	11,510	424,604

Technology Hardware, Storage & Peripherals—0.6%

Apple, Inc.	20,000	2,316,400

Diebold Nixdorf, Inc.	4,335	109,025

		2,425,425

Materials—1.7%

Chemicals—0.8%

Celanese Corp., Cl. A3	17,230	1,356,690

Chemtura Corp.[1]	12,027	399,297

Methanex Corp.	25,342	1,109,980

Westlake Chemical Partners LP2	17,512	380,010

		3,245,977

Construction Materials—0.1%

Headwaters, Inc.[1]	17,852	419,879

Containers & Packaging—0.7%

Packaging Corp. of America	13,320	1,129,802

Sonoco Products Co.[3]	31,420	1,655,834

		2,785,636

Metals & Mining—0.1%

Stillwater Mining Co.[1]	23,974	386,221

Telecommunication Services—1.0%

Diversified Telecommunication Services—1.0%

AT&T, Inc.[3]	28,570	1,215,082

BCE, Inc.	27,865	1,204,882

Inteliquent, Inc.	18,977	434,953

Verizon Communications, Inc.	21,950	1,171,691

		4,026,608

Wireless Telecommunication Services—0.0%

NII Holdings, Inc.[1]	605	1,301

Utilities—0.9%

Electric Utilities—0.7%

Edison International	25,985	1,870,660

PG&E Corp.	16,490	1,002,098

		2,872,758

Independent Power and Renewable Electricity Producers—0.0%

NRG Energy, Inc.	171	2,099

Multi-Utilities—0.2%
CMS Energy Corp.	15,510	645,526

Total Common Stocks (Cost $109,430,002)		121,426,755

Preferred Stocks—0.3%

Kinesis 2017 Sidecar, Preferred[1]	49,261	482,758

M&T Bank Corp., 6.375% Cum., Series A, Non-Vtg.	340	343,400

M&T Bank Corp., 6.375% Cum., Series C, Non-Vtg.	475	479,750

Total Preferred Stocks (Cost $1,345,454)		1,305,908

	Units

Rights, Warrants and Certificates—0.0%

Halcon Resources Corp. Wts., Strike Price $14.04, Exp. 9/9/20[1]	2,038	4,891

Kaisa Group Holdings Ltd. Rts., Strike Price 1SGD, Exp. 12/31/49[1]	231	2

SandRidge Energy, Inc., Wts., Strike Price $41.34, Exp. 10/3/22[1]	977	3,419

	Units		Value

Rights, Warrants and Certificates (Continued)

SandRidge Energy, Inc., Wts., Strike Price $42.03, Exp. 10/3/22[1]		411	$1,665

Total Rights, Warrants and Certificates (Cost $70,284)			9,977
	Principal Amount

Asset-Backed Securities—4.0%

Airspeed Ltd., Series 2007-1A, Cl. G1, 0.974%, 6/15/32[8,9]		$4,041,730	3,191,669

Bear Stearns Structured Products Trust, Series 2007-EMX1, Cl. A2, 2.056%, 3/25/37[8,9]		1,600,000	1,534,597

Blade Engine Securitization Ltd., Series 2006-1AW, Cl. A1, 1.004%, 9/15/41[4,9]		1,112,285	730,088

GSAMP Trust, Series 2005-HE4, Cl. M3, 1.276%, 7/25/45[9]		1,400,000	1,200,333

JP Morgan Mortgage Acquisition Corp., Series 2005-OPT2, Cl. M2, 1.206%, 12/25/35[9]		1,836,000	1,763,270

Morgan Stanley ABS Capital I, Inc. Trust, Series 2006-NC1, Cl. M1, 1.136%, 12/25/35[9]		1,780,000	1,612,020

New Century Home Equity Loan Trust, Series 2005-1, Cl. M2, 1.476%, 3/25/35[9]		517,001	443,196

Raspro Trust, Series 2005-1A, Cl. G, 1.397%, 3/23/24[8,9]		1,990,983	1,923,696

SG Mortgage Securities Trust, Series 2005-OPT1, Cl. M2, 1.206%, 10/25/35[9]		4,250,000	3,666,393

Total Asset-Backed Securities (Cost $16,269,070)			16,065,262

Mortgage-Backed Obligation—0.5%

RAMP Trust, Series 2005-RS6, Cl. M4, 1.731%, 6/25/35[9] (Cost $2,060,390)		2,300,000	2,064,231

Foreign Government Obligations—1.9%
Federative Republic of Brazil Nota Do Tesouro Nacional Unsec. Nts., 11.779%, 7/1/17[12]	BRL	10,400,000	3,014,770

Kingdom of Spain Sr. Unsec. Bonds, 3.80%, 1/31/17[8]	EUR	4,350,000	4,593,758

Total Foreign Government Obligations (Cost $7,795,338)			7,608,528

Non-Convertible Corporate Bonds and Notes—8.6%

1011778 B.C. ULC/New Red Finance, Inc., 6% Sec. Nts., 4/1/22[8]		350,000	366,625

Alcatel-Lucent USA, Inc., 6.45% Sr. Unsec. Nts., 3/15/29		350,000	366,625

Arconic, Inc., 5.40% Sr. Unsec. Nts., 4/15/21		300,000	319,125

Ardagh Packaging Finance plc/Ardagh Holdings USA, Inc., 7.25% Sr. Unsec. Nts., 5/15/24[8]		350,000	370,125

Bancolombia SA, 5.125% Unsec. Sub. Nts., 9/11/22		350,000	357,437

Bank of America Corp., 8% Jr. Sub. Perpetual Bonds, Series K9,10		1,666,000	1,713,897

BMC Software Finance, Inc., 8.125% Sr. Unsec. Nts., 7/15/21[8]		350,000	328,781

CCO Holdings LLC/CCO Holdings Capital Corp., 5.125% Sr. Unsec. Nts., 5/1/23[8]		200,000	206,500

Cemex Finance LLC, 6% Sr. Sec. Nts., 4/1/24[8]		350,000	360,500

9    OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

	Principal Amount	Value

Non-Convertible Corporate Bonds and Notes (Continued)

Cenovus Energy, Inc., 6.75% Sr. Unsec. Nts., 11/15/39	$300,000	$335,004

Centene Corp., 5.625% Sr. Unsec. Nts., 2/15/21	300,000	316,170

Cequel Communications Holdings I LLC/Cequel Capital Corp., 6.375% Sr. Unsec. Nts., 9/15/20[8]	250,000	258,125

Charter Communications Operating LLC/Charter Communications Operating Capital, 4.908% Sr. Sec. Nts., 7/23/25	300,000	316,324

CHC Helicopter SA, 9.25% Sr. Sec. Nts., 10/15/20[6]	90,000	43,200

China Evergrande Group, 8.75% Sr. Unsec. Nts., 10/30/18[8]	200,000	204,000

Citigroup, Inc., 5.875% Jr. Sub. Perpetual Bonds[9,10]	1,783,000	1,803,059

Columbus Cable Barbados Ltd., 7.375% Sr. Unsec. Nts., 3/30/21[8]	200,000	213,578

CommScope Technologies Finance LLC, 6% Sr. Unsec. Nts., 6/15/25[8]	300,000	319,500

Concho Resources, Inc., 5.50% Sr. Unsec. Unsub. Nts., 4/1/23	300,000	312,390

CONSOL Energy, Inc., 5.875% Sr. Unsec. Nts., 4/15/22	300,000	295,500

Continental Resources, Inc., 5% Sr. Unsec. Nts., 9/15/22	350,000	354,599

Crown Castle International Corp., 5.25% Sr. Unsec. Nts., 1/15/23	350,000	378,000

CSC Holdings LLC, 10.875% Sr. Unsec. Nts., 10/15/25[8]	350,000	417,375

DaVita, Inc.:
5.125% Sr. Unsec. Nts., 7/15/24	550,000	549,656
5.75% Sr. Unsec. Nts., 8/15/22	200,000	209,750

Digicel Group Ltd., 8.25% Sr. Unsec. Nts., 9/30/20[8]	200,000	172,594

DISH DBS Corp., 5.875% Sr. Unsec. Nts., 7/15/22	350,000	369,250

Dollar Tree, Inc., 5.75% Sr. Sec. Nts., 3/1/23	250,000	265,955

Energy Future Intermediate Holding Co. LLC/EFIH Finance, Inc., 12.25% Sec. Nts., 3/1/22[6,8]	1,027,487	1,402,520

EP Energy LLC/Everest Acquisition Finance, Inc., 9.375% Sr. Unsec. Nts., 5/1/20	300,000	278,061

FirstEnergy Corp., 7.375% Sr. Unsec. Nts., 11/15/31	350,000	451,411

FMG Resources August 2006 Pty Ltd., 9.75% Sr. Sec. Nts., 3/1/22[8]	350,000	407,774

Gazprom OAO Via Gaz Capital SA, 9.25% Sr. Unsec. Nts., 4/23/19[8]	300,000	340,416

Goldman Sachs Capital II, 4% Jr. Sub. Perpetual Bonds[9,10]	8,000	6,549

Goldman Sachs Group, Inc. (The), 5.70% Jr. Sub. Perpetual Bonds, Series L9,10	168,000	172,376

HCA, Inc., 6.50% Sr. Sec. Nts., 2/15/20	250,000	274,125

Hexion, Inc., 8.875% Sec. Nts., 2/1/18	300,000	300,000

Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., 5.625% Sr. Unsec. Nts., 10/15/21	250,000	258,267

HUB International Ltd., 7.875% Sr. Unsec. Nts., 10/1/21[8]	250,000	264,728

Icahn Enterprises LP/Icahn Enterprises Finance Corp., 6% Sr. Unsec. Nts., 8/1/20	350,000	359,188

iHeartCommunications, Inc., 9% Sr. Sec. Nts., 12/15/19	300,000	246,375

	Principal Amount	Value

Non-Convertible Corporate Bonds and Notes (Continued)

Intelsat Jackson Holdings SA, 7.25% Sr. Unsec. Nts., 10/15/20	$300,000	$234,000

Itau Unibanco Holding SA (Cayman Islands), 5.125% Sub. Nts., 5/13/23[8]	300,000	297,750

JPMorgan Chase & Co., 7.90% Jr. Sub. Perpetual Bonds, Series 1[9,10]	1,653,000	1,713,748

Laureate Education, Inc., 10% Sr. Unsec. Nts., 9/1/19[8]	400,000	410,500

Lukoil International Finance BV: 4.563% Sr. Unsec. Unsub. Nts., 4/24/23[8]	250,000	252,898
6.125% Sr. Unsec. Nts., 11/9/20[8]	2,729,000	2,965,593

MGM Resorts International, 7.75% Sr. Unsec. Nts., 3/15/22	250,000	288,125

MMC Energy, Inc., 8.875% Sr. Unsec. Nts., 10/15/20[6,7]	100,000	—

Momentive Performance Materials, Inc., 3.88% Sr. Sec. Nts., 10/24/21	200,000	189,000

NGPL PipeCo LLC, 7.119% Sr. Sec. Nts., 12/15/17[8]	350,000	366,625

Nielsen Finance LLC/Nielsen Finance Co., 5% Sr. Unsec. Nts., 4/15/22[8]	350,000	357,438

OAS Financial Ltd., 8% Sr. Unsec. Nts., 7/2/21[4,6]	200,000	9,400

Offshore Group Investment Ltd., 7.50% 1st Lien Nts., 11/1/19[6,7]	250,000	—

Ortho-Clinical Diagnostics, Inc./Ortho-Clinical Diagnostics SA, 6.625% Sr. Unsec. Nts., 5/15/22[8]	400,000	356,000

Post Holdings, Inc., 5% Sr. Unsec. Nts., 8/15/26[8]	350,000	336,000

Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Luxembourg SA, 5.75% Sr. Sec. Nts., 10/15/20	350,000	361,375

Rio Oil Finance Trust, 9.25% Sr. Sec. Nts., 7/6/24[8]	321,521	303,837

Sabine Pass Liquefaction LLC, 5.625% Sr. Sec. Nts., 2/1/21	300,000	322,500

Samson Investment Co., 9.75% Sr. Unsec. Nts., 2/15/20[6]	300,000	16,125

Sandridge Energy, Inc., 7.50% Sr. Unsec. Nts., 3/15/21[6,7]	500,000	50

Scientific Games International, Inc., 10% Sr. Unsec. Nts., 12/1/22	300,000	300,000

Sirius XM Radio, Inc., 6% Sr. Unsec. Nts., 7/15/24[8]	350,000	366,625

SoftBank Group Corp., 4.50% Sr. Unsec. Nts., 4/15/20[8]	200,000	205,500

Solera LLC/Solera Finance, Inc., 10.50% Sr. Unsec. Nts., 3/1/24[8]	350,000	395,500

Springleaf Finance Corp., 6.90% Sr. Unsec. Nts., 12/15/17	400,000	418,120

Sprint Corp., 7.875% Sr. Unsec. Nts., 9/15/23	300,000	321,000

Talen Energy Supply LLC, 4.625% Sr. Unsec. Nts., 7/15/19[8]	250,000	238,125

T-Mobile USA, Inc., 6.625% Sr. Unsec. Nts., 4/1/23	350,000	371,875

TransDigm, Inc., 6.50% Sr. Sub. Nts., 7/15/24	350,000	367,938

United Rentals North America, Inc., 7.625% Sr. Unsec. Nts., 4/15/22	142,000	150,165

Univision Communications, Inc., 5.125% Sr. Sec. Nts., 2/15/25[8]	300,000	288,000

Vantage Drilling International, 10% Sec. Nts., 12/31/20	7,000	6,370

VTR Finance BV, 6.875% Sr. Sec. Nts., 1/15/24[8]	400,000	414,000

10    OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

	Principal Amount		Value

Non-Convertible Corporate Bonds and Notes (Continued)

Wachovia Capital Trust III, 5.57% Jr. Sub. Perpetual Bonds[9,10]		$1,842,000	$1,809,857

Wells Fargo & Co., 7.98% Jr. Sub. Perpetual Bonds, Series K9,10		1,597,000	1,670,861

Western Digital Corp., 10.50% Sr. Unsec. Nts., 4/1/24[8]		300,000	355,500

Williams Partners LP/ACMP Finance Corp., 4.875% Sr. Unsec. Nts., 5/15/23		350,000	356,607

Wind Acquisition Finance SA, 7.375% Sec. Nts., 4/23/21[8]		400,000	417,000

Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., 5.50% Sr. Unsec. Nts., 3/1/25[8]		250,000	248,625

Wynn Macau Ltd., 5.25% Sr. Unsec. Nts., 10/15/21[8]		200,000	202,500

Zayo Group LLC/Zayo Capital, Inc., 6% Sr. Unsec. Nts., 4/1/23		300,000	313,500

ZF North America Capital, Inc., 4.75% Sr. Unsec. Nts., 4/29/25[8]		300,000	306,375

Total Non-Convertible Corporate Bonds and Notes (Cost $34,011,226)			34,590,441

Convertible Corporate Bond and Note—0.1%

Clearwire Communications LLC/Clearwire Finance, Inc., 8.25% Cv. Sr. Unsec. Nts., 12/1/40[4] (Cost $618,854)		600,000	628,500

Corporate Loans—3.2%

Ardagh Holdings USA, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Delayed Draw, 4.00%, 12/17/21[9,11]		1,499,756	1,518,736

Delos Finance Sarl, Sr. Sec. Credit Facilities 1st Lien Term Loan, 3.748%, 2/26/21[9]		5,330,000	5,377,304

Dynegy, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.00%, 4/23/20[9]		472,661	475,074

Neiman Marcus Group Ltd. LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.25%, 10/25/20[9]		771,036	674,656

Pinnacle Foods Finance LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 3.284%, 1/13/23[9,11]		705,453	715,741

TransDigm, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 3.77%, 5/14/22[9]		3,971,168	4,003,743

Total Corporate Loans (Cost $12,670,598)			12,765,254

Event-Linked Bonds—13.9%

Earthquake—3.1%

Acorn Re Ltd. Catastrophe Linked Nts., 4.183%, 7/17/18[4,9]		750,000	769,987

Azzurro Re I Ltd. Catastrophe Linked Nts., 2.15%, 1/16/19[8,9]	EUR	800,000	844,688

Bosphorus Ltd. Catastrophe Linked Nts., 4.341%, 8/17/18[4,9]		500,000	508,675

Golden State Re II Ltd. Catastrophe Linked Nts., 2.713%, 1/8/19[8,9]		1,000,000	1,000,550

Kilimanjaro Re Ltd. Catastrophe Linked Nts., 4.242%, 11/25/19[8,9]		250,000	253,912

Kizuna Re II Ltd. Catastrophe Linked Nts.:
2.742%, 4/6/18[8,9]		950,000	954,322
2.992%, 4/6/18[8,9]		750,000	751,612

Merna Re Ltd. Catastrophe Linked Nts.:
2.492%, 4/9/18[8,9]		500,000	500,775
2.742%, 4/8/19[8,9]		500,000	502,825

Merna Re V Ltd. Catastrophe Linked
Nts., 2.492%, 4/7/17[8,9]		750,000	751,312

	Principal Amount	Value

Earthquake (Continued)

Nakama Re Ltd. Catastrophe Linked Nts.:
2.622%, 1/16/19[8,9]	$750,000	$750,937
2.747%, 4/13/18[8,9]	250,000	250,712
2.997%, 4/13/18[8,9]	500,000	502,425
3.372%, 1/16/20[4,9]	500,000	508,475
3.372%, 1/14/21[8,9]	250,000	251,013
3.518%, 10/13/21[8,9]	650,000	652,503
3.747%, 1/14/21[8,9]	250,000	256,763
4.568%, 10/13/21[8,9]	250,000	250,588

Tramline Re II Ltd. Catastrophe Linked Nts., 3.742%, 7/7/17[8,9]	250,000	250,738

Ursa Re Ltd. Catastrophe Linked Nts.:
3.50%, 12/7/17[8,9]	750,000	754,688
4.00%, 12/10/22[8,9]	500,000	502,175
5.00%, 12/7/17-9/21/18[8,9]	750,000	764,763

		12,534,438

Longevity—0.0%

Vita Capital VI Ltd. Catastrophe Linked Nts., 3.647%, 1/8/21[8,9]	250,000	254,538

Multiple Event—6.6%

Atlas IX Capital DAC Catastrophe Linked Nts.:
4.188%, 1/17/19[8,9]	750,000	763,612
8.358%, 1/8/20[8,9]	250,000	265,812
8.443%, 1/7/19[8,9]	250,000	256,837

Blue Halo Re Ltd. Catastrophe Linked Nts.:
8.742%, 7/26/19[8,9]	250,000	260,137
14.492%, 6/21/19[8,9]	500,000	520,025

Bonanza Re Ltd. Catastrophe Linked Nts.:
4.703%, 12/31/19[8,9]	250,000	248,337
5.953%, 12/31/19[8,9]	250,000	248,137

Caelus Re 2013 Ltd. Catastrophe Linked Nts., 7.347%, 4/7/20[8,9]	500,000	507,675

Caelus Re IV Ltd. Catastrophe Linked Nts., 5.997%, 3/6/20[8,9]	750,000	785,212

Citrus Re Ltd. Catastrophe Linked Nts.:
4.797%, 4/24/17[8,9]	750,000	757,162
5.507%, 4/18/17[8,9]	250,000	252,812

Cranberry Re Ltd. Catastrophe Linked Nts., 4.357%, 7/6/18[8,9]	500,000	513,475

East Lane Re VI Ltd. Catastrophe Linked Nts.:
3.147%, 3/14/18[8,9]	750,000	757,162
3.887%, 3/13/20[8,9]	500,000	511,175

Eden Re II Ltd. Catastrophe Linked Nts., 0%, 3/22/21[12]	500,000	500,000

Espada Re Ltd. Catastrophe Linked Nts., 1.50%, 6/6/20	250,000	252,375

Galilei Re Ltd. Catastrophe Linked Nts.:
5.503%, 1/8/21[8,9,11]	750,000	750,000
6.241%, 1/8/21[8,9,11]	250,000	250,000
14.228%, 1/8/20[8,9]	250,000	250,569

Galileo Re Ltd. Catastrophe Linked Nts.:
14.013%, 1/8/18-1/8/19[8,9]	750,000	779,138

Kilimanjaro Re Ltd. Catastrophe Linked Nts.:
4.992%, 4/30/18[8,9]	500,000	510,925
5.242%, 4/30/18[8,9]	500,000	512,775
7.242%, 12/6/19[8,9]	250,000	259,162
9.742%, 12/6/19[8,9]	500,000	522,175

Laetere Re Ltd. Catastrophe Linked Nts., 9.952%, 6/6/17[8,12]	250,000	246,687

Loma Reinsurance Ltd. Catastrophe Linked Nts.:
12.232%, 1/8/18[8,9]	200,000	205,470
18.232%, 1/8/18[8,9]	500,000	522,175

Long Point Re III Ltd. Catastrophe Linked Nts., 3.75%, 5/23/18[8,9]	250,000	255,262

PennUnion Re Ltd. Catastrophe Linked Nts., 4.997%, 12/7/18[8,9]	500,000	509,025

11    OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

	Principal Amount		Value

Multiple Event (Continued)

Residential Reinsurance 2013 Ltd. Catastrophe Linked Nts.:
5.742%, 12/6/17[8,9]		$500,000	$505,725
8.492%, 6/6/17[8,9]		250,000	255,287
20.492%, 12/6/17[8,9]		500,000	517,825

Residential Reinsurance 2014 Ltd. Catastrophe Linked Nts.:
4.102%, 6/6/18[8,9]		750,000	763,988
15.572%, 6/6/18[8,9]		500,000	523,475

Residential Reinsurance 2015 Ltd. Catastrophe Linked Nts.:
7.742%, 12/6/19[8,9]		250,000	258,688
11.462%, 6/6/19[8,9]		250,000	256,088

Residential Reinsurance 2016 Ltd. Catastrophe Linked Nts.:
1.981%, 12/6/20[8,12]		250,000	231,763
3.742%, 6/6/20[8,9]		750,000	762,563
3.992%, 12/6/23[8,9]		500,000	496,275
11.992%, 6/6/20[8,9]		250,000	253,788

Riverfront Re Ltd. Catastrophe Linked
Nts., 4.492%, 1/6/17[8,9]		1,125,000	1,128,206

Sanders Re Ltd. Catastrophe Linked Nts.:
3.593%, 5/25/18[8,9]		250,000	252,638
3.813%, 5/25/18[8,9]		750,000	759,488
4.013%, 5/5/17[8,9]		500,000	501,175
4.283%, 6/7/17[8,9]		500,000	504,675
4.383%, 5/28/19[8,9]		250,000	254,538
4.513%, 5/5/17[8,9]		500,000	501,725

Tradewynd Re Ltd. Catastrophe Linked Nts.:
5.31%, 1/8/21[8,9]		500,000	507,625
6.702%, 1/9/17[8,9]		1,375,000	1,379,194
7.382%, 1/9/17[8,9]		1,125,000	1,128,544
7.45%, 1/8/18[8,9]		500,000	512,475
10.142%, 7/9/18[8,9]		250,000	270,088

Tramline Re II Ltd. Catastrophe Linked
Nts., 10.242%, 1/4/19[8,9]		400,000	416,500

VenTerra Re Ltd. Catastrophe Linked
Nts., 4.242%, 1/9/17[8,9]		750,000	752,138

			26,667,782

Other—0.6%

Benu Capital Ltd. Catastrophe Linked Nts.:
2.55%, 1/8/20[8,9]	EUR	250,000	265,084
3.35%, 1/8/20[8,9]	EUR	500,000	533,272

Horse Capital I DAC Catastrophe
Linked Nts., 12%, 6/15/20[8,9]	EUR	500,000	525,904

Vitality Re IV Ltd. Catastrophe Linked
Nts., 4.242%, 1/9/17[8,9]		250,000	250,762

Vitality Re V Ltd. Catastrophe Linked
Nts., 2.992%, 1/7/19[8,9]		250,000	252,312

Vitality Re VI Ltd. Catastrophe Linked
Nts., 2.592%, 1/8/18[8,9]		250,000	250,413

Vitality Re VII Ltd. Catastrophe Linked
Nts., 3.142%, 1/7/20[4,9]		250,000	254,138

			2,331,885

Windstorm—3.6%

Akibare Re Ltd. Catastrophe Linked
Nts., 3.818%, 4/7/20[8,9]		750,000	765,337

Alamo Re Ltd. Catastrophe Linked Nts.:
5.112%, 6/7/19[8,9]		750,000	787,537
6.272%, 6/7/18[8,9]		500,000	517,025

Aozora Re Ltd. Catastrophe Linked Nts.:
2.497%, 4/7/17[8,9]	JPY	91,000,000	780,089
3.518%, 4/7/20[8,9]		250,000	253,012

Calypso Capital II Ltd. Catastrophe Linked Nts.:
2.88%, 1/9/17[8,9]	EUR	500,000	526,272
4.10%, 1/8/18[8,9]	EUR	500,000	534,825

Citrus Re Ltd. Catastrophe Linked Nts.:
5.637%, 4/9/18[8,9]		250,000	255,637
7.457%, 4/9/18[8,9]		250,000	257,587
7.50%, 2/25/19[8,9]		500,000	522,225
9.527%, 4/9/18[8,9]		250,000	257,162

	Principal Amount		Value

Windstorm (Continued)

Citrus Re Ltd. Catastrophe Linked Nts.: (Continued)
10.997%, 2/25/21[8,9]		$500,000	$524,425

Everglades Re II Ltd. Catastrophe Linked Nts., 5.727%, 5/3/18[8,9]		750,000	768,263

Everglades Re Ltd. Catastrophe Linked Nts., 7.607%, 4/28/17[8,9]		500,000	509,375

First Coast Re 2016 Ltd. Catastrophe Linked Nts., 4.497%, 6/7/19[8,9]		250,000	254,513

Gator Re Ltd. Catastrophe Linked Nts., 6.783%, 1/9/17[8,9]		1,000,000	843,750

Green Fields II Capital Ltd. Catastrophe Linked Nts., 2.75%, 1/9/17[8,9]	EUR	750,000	789,409

Lion I Re Ltd. Catastrophe Linked Nts., 2.31%, 4/28/17[8,9]	EUR	750,000	790,435

Manatee Re Ltd. Catastrophe Linked Nts.:
5.492%, 12/22/17[8,9]		750,000	757,388
16.25%, 3/10/19[8]		500,000	488,300

Pelican III Re Ltd. Catastrophe Linked Nts., 6.677%, 4/16/18[8,9]		750,000	769,763

Pelican Re Ltd. Catastrophe Linked Nts., 6.497%, 5/15/17[8,9]		500,000	508,375

Queen City Re Ltd. Catastrophe Linked Nts., 3.997%, 1/6/17[8,9]		665,000	666,895

Queen Street IX Re DAC Catastrophe Linked Nts., 5.997%, 6/8/17[8,9]		250,000	251,863

Queen Street X Re Ltd. Catastrophe Linked Nts., 6.247%, 6/8/18[8,9]		250,000	252,338

Queen Street XI Re DAC Catastrophe Linked Nts., 6.647%, 6/7/19[8,9]		250,000	256,488

Queen Street XII Re Designated Activity Co. Catastrophe Linked Nts., 6.41%, 4/8/20[8,9]		500,000	508,525

			14,396,813

Total Event-Linked Bonds (Cost $56,212,349)			56,185,456

Short-Term Notes—18.1%

France—1.0%
French Republic Treasury Bills, 0%, 2/15/17[12]	EUR	4,000,000	4,214,650

Italy—2.3%
Republic of Italy Treasury Bills:
0%, 1/13/17[12]	EUR	6,950,000	7,316,759
0%, 3/14/17[12]	EUR	1,680,000	1,770,181

			9,086,940

Japan—4.3%
Japan Treasury Bills, 0%, 2/20/17[12]	JPY	2,000,000,000	17,118,871

Mexico—0.4%
United Mexican States Treasury Bills, 5.521%, 3/30/17[12]	MXN	37,400,000	1,777,694

Portugal—0.6%
Portuguese Republic Treasury Bills, 0%, 1/20/17[12]	EUR	2,245,000	2,363,535

Sweden—3.4%
Kingdom of Sweden Treasury Bills, 0%, 1/18/17[12]	SEK	123,800,000	13,593,554

United States—6.1%
United States Treasury Bills, 0.488%, 3/9/17[12,13,14]	USD	24,735,000	24,713,950

Total Short-Term Notes (Cost $75,176,343)			72,869,194
		Shares

Investment Companies—15.8%

Highland/iBoxx Senior Loan Exchange Traded Fund		111,516	2,090,925

Oppenheimer Institutional Government Money Market Fund, Cl. E, 0.43%[15,16,17]		57,727,699	57,727,699

SPDR Gold Trust Exchange Traded Fund[1,17]		34,231	3,752,060

12    OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

	Shares	Value
Investment Companies (Continued)
Total Investment Companies (Cost $63,799,739)		$63,570,684

			Exercise Price	Expiration Date		Contracts	Value
Exchange-Traded Option Purchased—0.0%
S&P 500 Index Put[1] (Cost $43,791)		USD	2,100.000	1/20/17	USD	13	$3,640

	Counterparty						Value
Over-the-Counter Options Purchased—0.5%
CNH Currency Put[1]	CITNA-B	CNH	7.300	11/29/17	CNH	53,100,000	233,056
CNH Currency Put[1]	CITNA-B	CNH	7.300	11/29/17	CNH	10,585,000	46,458
EUR Currency Put[1]	CITNA-B	EUR	1.030	5/12/17	EUR	18,464,000	305,838
JPY Currency Put1,[18]	GSCO-OT	JPY	117.000	1/19/17	JPY	923,400	433,730
JPY Currency Put1	BOA	JPY	118.500	6/19/17	JPY	3,283,000,000	686,147
NZD Currency Put[1]	BOA	CAD	0.935	4/26/17	NZD	18,465,000	326,763
Total Over-the-Counter Options Purchased (Cost $1,617,185)							2,031,992

	Counterparty	Pay / Receive Floating Rate	Floating Rate	Fixed Rate	Expiration Date	Notional Amount (000’s)
Over-the-Counter Interest Rate Swaptions Purchased—0.1%
Interest Rate Swap maturing			Six-Month JPY BBA
11/2/27 Call[1]	GSCOI	Pay	LIBOR	1.070%	11/20/17	JPY	560,000	5,883
Interest Rate Swap maturing			Six-Month JPY BBA
11/22/27 Call[1]	GSCOI	Pay	LIBOR	1.070	11/20/17	JPY	424,000	4,454
Interest Rate Swap maturing			Six-Month JPY BBA
7/25/28 Call[1]	GSCOI	Pay	LIBOR	1.050	7/23/18	JPY	630,000	16,185
Interest Rate Swap maturing			Three-Month USD
9/6/28 Call[1]	GSCOI	Pay	BBA LIBOR	1.610	9/4/18	USD	3,700	333,726
Total Over-the-Counter Interest Rate Swaptions Purchased (Cost $495,436)								360,248
Total Investments, at Value (Cost $381,616,059)							97.1%	391,486,070
Net Other Assets (Liabilities)							2.9	11,507,100
Net Assets							100.0%	$402,993,170

Footnotes to Consolidated Statement of Investments

1. Non-income producing security.

2. Security is a Master Limited Partnership.

3. All or portion of the security position is held in segregated accounts and pledged to cover margin requirements with respect to securities sold short. The aggregate market value of such securities is $9,890,389. See Note 10 of accompanying Consolidated Notes.

4. Restricted security. The aggregate value of restricted securities at period end was $4,144,820, which represents 1.03% of the Fund’s net assets. See Note 4 of the accompanying Consolidated Notes. Information concerning restricted securities is as follows:

Security	Acquisition Dates	Cost	Value	Unrealized Appreciation/ (Depreciation)
Acorn Re Ltd. Catastrophe Linked Nts., 4.183%, 7/17/18	7/2/15	$750,000	$769,987	$19,987
Blade Engine Securitization Ltd., Series 2006-1AW, Cl. A1, 1.004%, 9/15/41	7/25/14-8/28/14	920,999	730,088	(190,911)
Bosphorus Ltd. Catastrophe Linked Nts., 4.341%, 8/17/18	8/11/15	500,000	508,675	8,675
Clearwire Communications LLC/Clearwire Finance, Inc., 8.25% Cv. Sr. Unsec. Nts., 12/1/40	8/14/15	618,854	628,500	9,646
Nakama Re Ltd. Catastrophe Linked Nts., 3.372%, 1/16/20	12/12/14-10/9/15	500,727	508,475	7,748
OAS Financial Ltd., 8% Sr. Unsec. Nts., 7/2/21	9/3/14	204,171	9,400	(194,771)
Rice Midstream Partners LP	10/7/16	643,387	735,557	92,170
Vitality Re VII Ltd. Catastrophe Linked Nts., 3.142%, 1/7/20	1/22/16	250,000	254,138	4,138
		$4,388,138	$4,144,820	$ (243,318)

5. The Fund holds securities which have been issued by the same entity and that trade on separate exchanges.

6. This security is not accruing income because the issuer has missed an interest payment on it and/or is not anticipated to make future interest and or principal payments. The rate shown is the contractual interest rate. See Note 4 of the accompanying Consolidated Notes.

7. Security received as the result of issuer reorganization.

8. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $79,353,058 or 19.69% of the Fund’s net assets at period end.

9. Represents the current interest rate for a variable or increasing rate security.

10. This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest.

11. All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after period end. See Note 4 of the accompanying Consolidated Notes.

12. Zero coupon bond reflects effective yield on the original acquisition date.

13    OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

Footnotes to Consolidated Statement of Investments (Continued)

13. All or a portion of the security position is held in accounts at a futures clearing merchant and pledged to cover margin requirements on open futures contracts and written options on futures, if applicable. The aggregate market value of such securities is $6,083,818. See Note 6 of the accompanying Consolidated Notes.

14. All or a portion of the security position is held in segregated accounts and pledged to cover margin requirements under certain derivative contracts. The aggregate market value of such securities is $1,666,581. See Note 6 of the accompanying Consolidated Notes.

15. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares December 31, 2015	Gross Additions	Gross Reductions	Shares December 31, 2016
Oppenheimer Institutional Government Money Market Fund, Cl. E [a]	23,203,584	358,220,893	323,696,778	57,727,699

			Value	Income
Oppenheimer Institutional Government Money Market Fund, Cl. E [a]			$57,727,699	$130,187

a. Prior to September 28, 2016, this fund was named Oppenheimer Institutional Money Market Fund.

16. Rate shown is the 7-day yield at period end.

17. All or a portion of this security is owned by the subsidiary. See Note 2 of the accompanying Consolidated Notes.

18. One-Touch Binary option becomes eligible for exercise if at any time spot rate is greater than or equal to 117 JPY per 1 USD.

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:

Geographic Holdings (Unaudited)	Value	Percent

United States	$282,197,179	72.1%
Japan	26,010,492	6.6
Sweden	13,593,554	3.5
Supranational	10,283,464	2.6
Italy	9,503,940	2.4
France	6,653,253	1.7
Bermuda	5,073,948	1.3
Spain	4,593,758	1.2
Ireland	3,944,610	1.0
Cayman Islands	3,828,450	1.0
Brazil	3,625,757	0.9
Russia	3,558,907	0.9
Canada	3,492,786	0.9
Eurozone	2,467,233	0.6
Portugal	2,363,535	0.6
Mexico	2,138,194	0.5
Switzerland	1,910,052	0.5
Australia	1,268,602	0.3
Hong Kong	626,341	0.2
Germany	588,334	0.2
Turkey	508,675	0.1
United Kingdom	435,553	0.1
Chile	414,000	0.1
Colombia	357,437	0.1
New Zealand	326,763	0.1
China	321,244	0.1
Singapore	297,269	0.1
China Offshore	279,513	0.1
Barbados	213,578	0.1
Macau	202,500	0.1
Netherlands	191,355	0.0
Jamaica	172,594	0.0
Luxembourg	43,200	0.0

Total	$391,486,070	100.0%

	Shares Sold Short	Value
Securities Sold Short—(9.9)%
Common Stock Securities Sold Short—(9.3)%
AGCO Corp.	(26,510)	$ (1,533,869)
Air Lease Corp., Cl. A	(52,605)	(1,805,930)
Aircastle Ltd.	(24,325)	(507,176)
Aker Solutions ASA[1]	(325,366)	(1,556,984)
athenahealth, Inc.[1]	(4,430)	(465,903)
Boeing Co. (The)	(13,220)	(2,058,090)
Caterpillar, Inc.	(8,505)	(788,754)
CBL & Associates Properties, Inc.	(45,690)	(525,435)
Charter Communications, Inc., Cl. A1	(5,956)	(1,714,851)
Cheniere Energy, Inc.[1]	(13,430)	(556,405)
Cie Financiere Richemont SA	(11,321)	(749,584)

14    OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

Securities Sold Short—(9.9)% (Continued)
Common Stock Securities Sold Short (Continued)
CNH Industrial NV	(144,010)	$(1,251,447)
Colgate-Palmolive Co.	(16,210)	(1,060,782)
Comcast Corp., Cl. A	(11,240)	(776,122)
Deere & Co.	(20,200)	(2,081,408)
Fastenal Co.	(21,700)	(1,019,466)
Franklin Resources, Inc.	(17,010)	(673,256)
Intel Corp.	(39,945)	(1,448,805)
International Business Machines Corp.	(11,240)	(1,865,727)
Kennametal, Inc.	(16,433)	(513,695)
Pennsylvania Real Estate Investment Trust	(86,442)	(1,638,940)
Procter & Gamble Co. (The)	(16,445)	(1,382,696)
Rio Tinto plc, Sponsored ADR	(9,650)	(371,139)
RLJ Lodging Trust	(59,040)	(1,445,890)
SAP SE, Sponsored ADR	(22,250)	(1,923,067)
Southern Copper Corp.	(52,550)	(1,678,447)
Subsea 7 SA1	(165,771)	(2,095,425)
Tiffany & Co.	(7,520)	(582,274)
W.W. Grainger, Inc.	(4,245)	(985,901)
Walt Disney Co. (The)	(4,460)	(464,821)
Weingarten Realty Investors	(59,980)	(2,146,684)

Common Stock Securities Sold Short (Proceeds $35,120,091)		(37,668,973)
Investment Company Securities Sold Short—(0.6)%
iShares US Preferred Stock Exchange Traded Fund (Proceeds $2,442,608)	(61,965)	(2,305,719)

Total Securities Sold Short (Proceeds $37,562,699)		$(39,974,692)

Forward Currency Exchange Contracts as of December 31, 2016
Counterparty	Settlement Month(s)	Currency Purchased (000’s)			Currency Sold (000’s)	Unrealized Appreciation	Unrealized Depreciation
BAC	02/2017	IDR	40,478,000	USD	3,007	$—	$33,121
BAC	01/2017	JPY	538,000	USD	4,630	—	20,913
BAC	03/2017	USD	3,020	CAD	4,065	—	9,471
BAC	02/2017	USD	3,645	IDR	49,540,000	5,602	—
BOA	01/2017	BRL	19,710	USD	5,839	217,184	—
BOA	03/2017	COP	3,037,000	USD	1,003	—	2,802
BOA	01/2017 - 03/2017	IDR	52,275,049	USD	3,879	—	36,699
BOA	03/2017	TWD	64,000	USD	2,013	—	37,948
BOA	01/2017 - 01/2017	USD	9,169	BRL	30,110	—	80,979
BOA	11/2017	USD	184	CNH	1,300	5,837	—
BOA	01/2017	USD	2,523	EUR	2,245	157,574	—
BOA	03/2017	USD	7,513	KRW	8,920,000	125,770	29
BOA	03/2017	USD	2,379	THB	85,000	5,808	—
BOA	03/2017	USD	1,978	TWD	64,000	2,360	—
BOA	02/2017	ZAR	18,330	USD	1,325	—	3,160
CITNA-B	01/2017 - 03/2017	BRL	13,780	USD	4,167	47,275	—
CITNA-B	01/2017	CAD	4,050	USD	2,986	31,067	—
CITNA-B	03/2017	EUR	1,585	USD	1,677	—	2,806
CITNA-B	07/2017	USD	3,022	BRL	10,400	—	23,174
CITNA-B	03/2017	USD	1,001	CLP	682,000	—	13,017
CITNA-B	01/2017 - 03/2017	USD	22,529	EUR	20,777	614,665	—
CITNA-B	03/2017	USD	769	TRY	2,760	—	2,951
DEU	01/2017	CAD	4,950	USD	3,678	8,936	—
DEU	03/2017	IDR	42,163,200	USD	3,048	49,120	—
DEU	01/2017	JPY	544,000	USD	4,630	30,575	—
DEU	01/2017	NZD	9,230	USD	6,712	—	303,290
DEU	01/2017	USD	6,735	CAD	8,995	34,069	—
DEU	03/2017	USD	1,809	CHF	1,835	—	503
DEU	01/2017	USD	3,542	NZD	5,030	49,239	—
DEU	02/2017	ZAR	38,460	USD	2,737	37,008	—
GSCO-OT	01/2017	BRL	17,730	USD	5,386	61,681	—
GSCO-OT	03/2017	COP	2,962,000	USD	976	—	1,033
GSCO-OT	03/2017	GBP	680	USD	857	—	17,655
GSCO-OT	01/2017	JPY	544,000	USD	4,629	31,417	—
GSCO-OT	03/2017	KRW	2,027,000	USD	1,704	—	25,763
GSCO-OT	03/2017	NOK	35,630	USD	4,148	—	20,316
GSCO-OT	03/2017	SEK	18,360	USD	1,988	34,973	—
GSCO-OT	03/2017	USD	6,723	AUD	8,980	252,973	—
GSCO-OT	01/2017	USD	5,319	BRL	17,730	18,745	147,381

15    OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

Forward Currency Exchange Contracts (Continued)
Counterparty	Settlement Month(s)	Currency Purchased (000’s)			Currency Sold (000’s)	Unrealized Appreciation	Unrealized Depreciation
GSCO-OT	03/2017	USD	4,792	CAD	6,300	$96,012	$—
GSCO-OT	04/2017	USD	1,505	CNH	10,000	102,967	—
GSCO-OT	03/2017	USD	531	EUR	500	2,856	—
GSCO-OT	03/2017	USD	1,115	GBP	885	22,978	—
HSBC	01/2017	BRL	9,700	USD	3,009	—	28,286
HSBC	03/2017	CZK	50,900	USD	1,995	—	3,734
HSBC	02/2017	IDR	15,789,000	USD	1,173	—	13,268
HSBC	03/2017	MXN	17,600	USD	851	—	9,264
HSBC	03/2017	NZD	1,210	USD	860	—	21,410
HSBC	03/2017	PLN	4,170	USD	988	7,529	—
HSBC	03/2017	TWD	65,000	USD	2,024	—	18,162
HSBC	01/2017	USD	2,976	BRL	9,700	—	4,024
HSBC	03/2017	USD	831	HUF	247,000	—	10,793
HSBC	02/2017	USD	18,547	JPY	2,000,000	1,392,289	—
HSBC	03/2017	USD	993	MXN	20,500	12,673	—
HSBC	03/2017	USD	3,979	NZD	5,532	143,584	—
HSBC	03/2017	USD	866	SEK	7,910	—	5,195
HSBC	03/2017	USD	1,010	SGD	1,460	2,582	—
HSBC	03/2017	ZAR	41,570	USD	2,943	47,598	—
JPM	01/2017	BRL	14,540	USD	4,386	81,133	—
JPM	03/2017	CAD	2,290	USD	1,713	—	6,246
JPM	04/2017	CNH	10,000	USD	1,430	—	28,000
JPM	02/2017	IDR	84,263,000	USD	6,180	17,121	6,151
JPM	03/2017	NOK	9,000	USD	1,035	7,370	—
JPM	03/2017	RUB	186,400	USD	2,974	24,101	6,857
JPM	01/2017	USD	4,240	BRL	14,540	—	227,340
JPM	03/2017	USD	1,723	CAD	2,330	—	13,194
JPM	11/2017	USD	1,268	CNH	9,000	37,212	—
JPM	01/2017 - 02/2017	USD	3,618	IDR	49,616,049	—	33,596
JPM	03/2017	USD	3,292	JPY	382,900	5,589	—
JPM	03/2017	USD	2,116	KRW	2,528,000	21,969	—
JPM	03/2017	USD	1,795	MXN	37,400	11,270	—
JPM	03/2017	USD	843	NOK	7,220	6,402	—
JPM	01/2017 - 03/2017	USD	4,667	NZD	6,650	54,369	2,604
JPM	01/2017	USD	14,128	SEK	123,800	525,007	—
MSCO	02/2017 - 03/2017	USD	6,056	EUR	5,680	79,020	17,384
TDB	01/2017 - 03/2017	BRL	19,160	USD	5,808	32,080	—
TDB	03/2017	COP	3,132,000	USD	1,043	—	11,616
TDB	03/2017	JPY	237,000	USD	2,024	10,361	—
TDB	01/2017	USD	2,914	BRL	9,580	—	29,589
TDB	03/2017	USD	186	CHF	190	—	1,142

Total Unrealized Appreciation and Depreciation						$4,565,950	$1,280,866

Futures Contracts as of December 31, 2016
Description	Exchange	Buy/Sell	Expiration Date	Number of Contracts	Value	Unrealized Appreciation (Depreciation)

Aluminum*	LME	Buy	1/18/17	10	$423,500	$(5,532)
CAC 40 10 Index	PAR	Sell	1/20/17	220	11,261,881	(265,445)
CBOE Volatility Index	CBE	Sell	1/18/17	66	998,250	75,051
Copper*	CMX	Buy	3/29/17	7	438,462	(21,629)
Corn*	CBT	Sell	3/14/17	25	440,000	5,128
Cotton No. 2*	NYB	Sell	3/09/17	12	423,900	4,465
Euro-BONO	EUX	Sell	3/08/17	14	2,069,384	(37,008)
Euro-BTP	EUX	Sell	3/08/17	32	4,557,890	(90,369)
Euro-BUND	EUX	Buy	3/08/17	44	7,602,870	106,065
Euro-OAT	EUX	Sell	3/08/17	12	1,917,760	(21,739)
FTSE 100 Index	ICE	Sell	3/17/17	74	6,429,431	(215,774)
Gold (100 oz.)*	CMX	Sell	2/24/17	5	575,850	(11,612)
Live Cattle*	CME	Buy	2/28/17	10	464,200	13,571
Natural Gas*	NYM	Sell	2/24/17	15	552,600	(43,090)
Nickel*	LME	Buy	1/18/17	6	359,100	(42,535)
Russell 2000 Mini Index	NYF	Sell	3/17/17	314	21,303,330	464,230
S&P 500 E-Mini Index	CME	Buy	3/17/17	216	24,150,960	(151,659)
S&P 500 E-Mini Index	CME	Sell	3/17/17	26	2,907,060	32,023
S&P/TSX 60 Index	MON	Sell	3/16/17	5	668,007	192
SPI 200 Index	SFE	Sell	3/16/17	15	1,523,854	(33,312)
STOXX Europe 600 Index	EUX	Sell	3/17/17	879	16,590,258	(264,977)

16    OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

Futures Contracts (Continued)
Description	Exchange	Buy/Sell	Expiration Date	Number of Contracts	Value	Unrealized Appreciation (Depreciation)
Sugar #11 World*	NYB	Sell	2/28/17	19	$415,173	$35,494
United States Treasury Long Bonds	CBT	Sell	3/22/17	56	8,436,750	92,654
United States Treasury Nts., 10 yr.	CBT	Sell	3/22/17	94	11,682,438	65,220
United States Treasury Nts., 5 yr.	CBT	Sell	3/31/17	102	12,001,734	17,372
Wheat*	CBT	Sell	3/14/17	21	428,400	22,177
WTI Crude Oil*	NYM	Buy	1/20/17	12	644,640	26,372
Zinc*	LME	Buy	1/18/17	6	384,525	(27,994)

						$(272,661)

*All or a portion of this security is owned by the subsidiary. See Note 2 of the accompanying Consolidated Notes.

Over-the-Counter Options Written at December 31, 2016
Description	Counterparty		Exercise Price	Expiration Date		Number of Contracts	Premiums Received	Value
CNH Currency Put	CITNA-B	CNH	8.000	11/29/17	CNH	(58,200,000)	$60,528	$(82,353)
CNH Currency Put	CITNA-B	CNH	8.000	11/29/17	CNH	(11,600,000)	10,323	(16,414)
EUR Currency Put	JPM	EUR	1.055	1/6/17	EUR	(1,370,000)	8,566	(9,923)
EUR Currency Call	JPM	EUR	1.055	1/6/17	EUR	(1,370,000)	8,913	(8,046)
IDR Currency Call	DEU	IDR	14000.000	2/28/17	IDR	(129,291,000,000)	265,606	(387,873)
IDR Currency Put	DEU	IDR	14000.000	2/28/17	IDR	(129,291,000,000)	155,983	(129,291)
IDR Currency Call	NOM	IDR	13830.000	2/21/17	IDR	(127,700,000,000)	230,850	(255,400)
IDR Currency Put	NOM	IDR	13830.000	2/21/17	IDR	(127,700,000,000)	230,850	(127,700)
JPY Currency Put	BOA	JPY	125.000	6/19/17	JPY	(3,463,000,000)	300,865	(270,114)
NZD Currency Put	BOA	CAD	0.890	4/26/17	NZD	(18,465,000)	84,298	(94,259)
ZAR Currency Call	GSCO-OT	ZAR	14.500	1/21/17	ZAR	(133,900,000)	356,082	(526,897)
ZAR Currency Put	GSCO-OT	ZAR	14.500	2/21/17	ZAR	(133,900,000)	363,008	(123,322)

Total of Over-the-Counter Options Written							$2,075,872	$(2,031,592)

Centrally Cleared Credit Default Swaps at December 31, 2016
Reference Asset		Buy/Sell Protection	Fixed Rate	Maturity Date		Notional Amount (000’s)	Premiums Received/(Paid)	Value
21st Century Fox America, Inc.		Buy	1.000%	12/20/21	USD	1,100	$28,034	$(22,515)
Altria Group, Inc.		Sell	1.000	12/20/21	USD	1,100	(38,911)	35,590
Avnet, Inc.		Buy	1.000	12/20/21	USD	1,100	(122)	(5,042)
Barrick Gold Corp.		Buy	1.000	12/20/21	USD	1,100	(33,146)	35,338
Best Buy Co., Inc.		Sell	5.000	12/20/21	USD	1,100	(169,728)	170,097
Caterpillar, Inc.		Sell	1.000	12/20/21	USD	1,100	(20,785)	19,769
CDX.HY.24		Buy	5.000	6/20/20	USD	215	13,140	(16,977)
CDX.HY.24		Buy	5.000	6/20/20	USD	1,862	144,017	(147,286)
CDX.HY.25		Buy	5.000	12/20/20	USD	8,793	217,607	(608,625)
CDX.HY.25		Buy	5.000	12/20/20	USD	12,628	(25,958)	(874,084)
CDX.IG.25		Sell	1.000	12/20/20	USD	5,655	(44,408)	93,660
Hartford Financial Services Group, Inc. (The)		Buy	1.000	12/20/21	USD	1,100	10,751	(15,145)
Hess Corp.		Sell	1.000	12/20/21	USD	1,100	(58,177)	38,457
Home Depot, Inc. (The)		Sell	1.000	12/20/21	USD	1,100	(41,919)	38,563
Honeywell International, Inc.		Sell	1.000	12/20/21	USD	1,100	(40,324)	39,626
iTraxx.Main 26		Buy	1.000	12/20/21	EUR	150	1,718	(2,067)
iTraxx.Main.24		Buy	1.000	12/20/20	EUR	5,160	69,067	(83,018)
Johnson & Johnson		Sell	1.000	12/20/21	USD	1,100	(46,743)	39,848
Kinder Morgan, Inc.		Buy	1.000	12/20/21	USD	1,100	31,647	(18,367)
Kroger Co. (The)		Buy	1.000	12/20/21	USD	1,100	19,133	(20,306)
Lincoln National Corp.		Sell	1.000	12/20/21	USD	1,100	19,733	(3,208)
Lockheed Martin Corp.		Buy	1.000	12/20/21	USD	1,100	38,264	(36,535)
Lowe’s Cos., Inc.		Buy	1.000	12/20/21	USD	1,100	41,170	(39,276)
Mckesson Corp.		Buy	1.000	12/20/21	USD	1,100	38,836	(25,019)
Motorola Solutions, Inc.		Sell	1.000	12/20/21	USD	1,100	2,809	(1,394)
Neiman Marcus Group LLC (The)		Buy	5.000	12/20/20	USD	715	41,431	(30,155)
Northrop Grumman Systems Corp.		Buy	1.000	12/20/21	USD	1,100	44,051	(42,802)
Sherwin-Williams Co. (The)		Sell	1.000	12/20/21	USD	1,100	(10,287)	10,042
Total of Cleared Credit Default Swaps							$230,900	$(1,470,831)

Over-the-Counter Credit Default Swaps at December 31, 2016
Reference Asset	Counterparty	Buy/Sell Protection	Fixed Rate	Maturity Date		Notional Amount (000’s)	Premiums Received/(Paid)	Value
CDX.NA.HY.21	CITNA-B	Buy	5.000%	12/20/18	USD	1,125	$(34,531)	$(99,609)
CDX.NA.HY.21	CITNA-B	Sell	5.000	12/20/18	USD	288	160,725	(52,386)
CDX.NA.HY.21	GSG	Sell	5.000	12/20/18	USD	84	46,161	(15,366)
CDX.NA.HY.25	GSG	Buy	5.000	12/20/20	USD	1,125	(194,688)	(39,668)
CDX.NA.HY.25	GSG	Sell	5.000	12/20/20	USD	353	234,113	(153,382)

17    OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

Over-the-Counter Credit Default Swaps (Continued)
Reference Asset	Counterparty	Buy/Sell Protection	Fixed Rate	Maturity Date		Notional Amount (000’s)	Premiums Received/(Paid)	Value
Malaysia	BNP	Buy	1.000%	6/20/21	USD	775	$(22,856)	$6,836
Malaysia	BNP	Buy	1.000	12/20/20	USD	1,700	(110,693)	4,315
Malaysia	MOS-A	Buy	1.000	12/20/20	USD	1,700	(85,394)	4,315
Total of Over-the-Counter Credit Default Swaps							$(7,163)	$(344,945)

The table that follows shows the undiscounted maximum potential payment by the Fund related to selling credit protection in credit default swaps:

Type of Reference Asset on which the Fund Sold Protection	Total Maximum Potential Payments for Selling Credit Protection (Undiscounted)	Amount Recoverable*	Reference Asset Rating Range**
Investment Grade Corporate Debt Indexes	$6,027,399	$1,125,000	BBB+ to BBB-
Non-Investment Grade Corporate Debt Indexes	352,750	22,546,620	B
Investment Grade Single Name Corporate Debt	11,000,000	—	AAA to BBB-

Total	$17,380,149	$23,671,620

* Amounts recoverable includes potential payments from related purchased protection for instances where the Fund is the seller of protection. In addition, the Fund has no recourse provisions under the credit derivatives and holds no collateral which can offset or reduce potential payments under a triggering event.

** The period end reference asset security ratings, as rated by any rating organization, are included in the equivalent Standard & Poor’s rating category. The reference asset rating represents the likelihood of a potential credit event on the reference asset which would result in a related payment by the Fund.

Centrally Cleared Interest Rate Swaps at December 31, 2016
	Pay/Receive						Premiums
Counterparty	Floating Rate	Floating Rate	Fixed Rate	Maturity Date	Notional Amount (000’s)		Received / (Paid)	Value

		Six-Month JPY BBA
BAC	Receive	LIBOR	0.468%	11/12/25	JPY	23,000	$—	$ (5,046)
		Three-Month SEK
BAC	Pay	STIBOR SIDE	1.418	11/12/25	SEK	1,840	—	8,788
		Three-Month SEK
BAC	Pay	STIBOR SIDE	0.628	7/8/26	SEK	2,340	—	(8,596)
		Three-Month SEK
BAC	Pay	STIBOR SIDE	1.501	12/9/25	SEK	5,120	—	27,534
		Three-Month SEK
BAC	Pay	STIBOR SIDE	1.365	8/10/25	SEK	4,580	—	22,468
		Three-Month SEK
BAC	Pay	STIBOR SIDE	1.630	7/3/25	SEK	41,685	12,089	323,835
		Three-Month NZD
BOA	Pay	BBR FRA	3.353	12/8/26	NZD	9,145	—	(66,612)
		Six-Month JPY BBA
BOA	Receive	LIBOR	0.208	12/8/26	JPY	49,000	—	459
		Six-Month NOK
GSCOI	Receive	NIBOR NIBR	1.393	9/5/26	NOK	53,985	—	301,399
		Six-Month JPY BBA
JPM	Receive	LIBOR	0.595	8/11/25	JPY	29,000	—	(9,516)
		Three-Month SEK
JPM	Pay	STIBOR SIDE	1.070	6/7/26	SEK	3,550	—	4,188
		Six-Month JPY BBA
JPM	Receive	LIBOR	0.593	7/10/25	JPY	563,000	—	(186,522)
		Six-Month JPY BBA
JPM	Receive	LIBOR	0.566	8/6/25	JPY	13,000	—	(3,975)
		Six-Month JPY BBA
JPM	Receive	LIBOR	0.100	6/6/26	JPY	35,000	—	2,846
		Six-Month JPY BBA
JPM	Receive	LIBOR	0.461	12/9/25	JPY	28,000	—	(5,940)

Total of Centrally Cleared Interest Rate Swaps							$12,089	$ 405,310

Over-the-Counter Total Return Swaps at December 31, 2016
Reference Asset	Counterparty	Pay/Receive Total Return*	Floating Rate	Maturity Date		Notional Amount (000’s)	Value
			One-Month AUD BBR BBSW
CGAUOPAU Custom Basket	CITNA-B	Receive	plus 50 basis points	3/9/17	AUD	2,881	$90,065
			One-Month CAD BA CDOR
CGCNOCAD Custom Basket[a]	CITNA-B	Receive	plus 80 basis points	3/7/17	CAD	5,571	13,832
GSEHOPCN Custom Basket	GSG	Pay	One-Month HKD HIBOR HKAB minus 25 basis points	6/22/17	HKD	14,465	(442,721)
GSOPRUSS Custom Basket[b]	GSCOI	Receive	One-Month USD BBA LIBOR plus 35 basis points	12/7/17	USD	20,512	738,352
GSOPSPS3 Custom Basket[c]	GSCOI	Receive	One-Month USD BBA LIBOR plus 35 basis points	10/7/17	USD	11,097	154,958
JPCMOLNG Custom Basket	JPM	Receive	One-Month USD BBA LIBOR plus 30 basis points	6/7/17	USD	3,221	42,469

18    OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

Over-the-Counter Total Return Swaps (Continued)

Reference Asset	Counterparty	Pay/Receive Total Return*	Floating Rate	Maturity Date		Notional Amount (000’s)	Value
			One-Month USD BBA LIBOR
JPCMOSHR Custom Basket	JPM	Pay	minus 85 basis points	6/7/17	USD	3,225	$1,090
			One-Month EUR EURIBOR
JPEBCACO Custom Basket[d]	JPM	Receive	plus 10 basis points	4/6/17	EUR	9,717	650,228
			One-Month GBP BBA LIBOR
JPEBUKXO Custom Basket[e]	JPM	Receive	plus 20 basis points	4/6/17	GBP	4,755	332,729
			One-Month USD BBA LIBOR
OEX Index	GSG	Pay	minus 35 basis points	7/10/17	USD	307	(8,172)
			One-Month USD BBA LIBOR
OEX Index	GSG	Pay	minus 35 basis points	4/13/17	USD	11,002	(62,079)
PowerShares Senior Loan			One-Month USD BBA LIBOR
Portfolio	CITNA-B	Receive	minus 15 basis points	11/1/17	USD	65,082	53,527

Total of Over-the-Counter Total Return Swaps							$1,564,278

* Fund will pay or receive the total return of the reference asset depending on whether the return is positive or negative. For contracts where the Fund has elected to receive the total return of the reference asset if positive, it will be responsible for paying the floating rate and the total return of the reference asset if negative. If the Fund has elected to pay the total return of the reference asset if positive, it will receive the floating rate and the total return of the reference asset if negative.

Custom baskets of securities: The following are the components and weights of the underlying basket of securities
Description	Shares	% of Basket
CGCNOCAD[a]:
Alimentation Couche-Tard, Inc., Cl. B	0.08059	1.27%
Boyd Group Income Fund	0.05766	0.91
Canadian Apartment Properties Real Estate Investment Trust	0.16359	2.58
Celestica, Inc.	0.3065	4.84
Cott Corp.	0.32717	5.17
Dollarama, Inc.	0.05	0.79
Empire Co. Ltd., Cl. A	0.2739	4.33
Enbridge Income Fund Holding	0.1463	2.31
FirstService Corp.	0.08565	1.35
Intertape Polymer Group, Inc.	0.20242	3.20
Jean Coutu Group, Inc., Cl. A	0.24123	3.81
Just Energy Group, Inc.	0.67972	10.73
Metro, Inc.	0.12212	1.93
North West Co., Inc. (The)	0.19943	3.15
Parkland Fuel Corp.	0.1792	2.83
Premium Brands Holdings Corp.	0.07077	1.12
Saputo, Inc.	0.10997	1.74
Stella-Jones, Inc.	0.1107	1.75
Uni-Select, Inc.	0.16483	2.60
Western Forest Products, Inc.	2.76017	43.59

	6.33192	100.00%

GSOPRUSS[b]:
Achillion Pharmaceuticals	0.012169	0.23%
Advanced Micro Devices	0.044101	0.85
American Eagle Outfitters	0.010928	0.21
Amkor Technology, Inc.	0.01094	0.21
Arena Pharmaceuticals, Inc.	0.0146	0.28
Avon Products, Inc.	0.0313	0.60
BGC Partners, Inc., Cl. A	0.0144	0.28
BioScrip, Inc.	0.0163	0.31
Cobalt International Energy	0.0168	0.32
Coeur Mining, Inc.	0.0114	0.22
Cousins Properties, Inc.	0.0121	0.23
Denbury Resources, Inc.	0.0148	0.29
Diamondrock Hospitality Co.	0.0102	0.20
Eclipse Resources Corp.	0.0142	0.27
Erin Energy Corp.	0.0134	0.26
Exco Resources, Inc.	0.0174	0.34
Exelixis, Inc.	0.0105	0.20
First Bancorp (Puerto Rico)	0.0111	0.21
FNB Corp.	0.0106	0.20
FNFV Group	0.0187	0.36
Genworth Financial, Inc., Cl. A	0.0283	0.55
Gramercy Property Trust	0.0261	0.50
Hecla Mining Co.	0.0228	0.44

19    OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

Custom baskets of securities: The following are the components and weights of the underlying basket of securities (Continued)
Description	Shares	% of Basket
GSOPRUSS[b]: (Continued)
HRG Group, Inc.	0.0114	0.22%
Investors Bancorp, Inc.	0.0165	0.32
Janus Capital Group, Inc.	0.0102	0.20
LendingClub Corp.	0.0201	0.39
Lexington Realty Trust	0.0137	0.26
McDermott International, Inc.	0.0106	0.20
Medical Properties Trust, Inc.	0.0213	0.41
MGIC Investment Corp.	0.0182	0.35
New Residential Investment	0.0133	0.26
NRG Yield, Inc., Cl. A	0.0108	0.21
NRG Yield, Inc., Cl. C	0.0108	0.21
Office Depot, Inc.	0.0289	0.56
Other Securities Outside Top 50	4.426549	85.29
PDL Biopharma, Inc.	0.0143	0.28
Pure Storage, Inc., Cl. A	0.0102	0.20
Radian Group, Inc.	0.0117	0.23
Sunstone Hotel Investors, Inc.	0.011	0.21
SUPERVALU, Inc.	0.0144	0.28
TherapeuticsMD, Inc.	0.0111	0.21
Travelport Worldwide Ltd.	0.0106	0.20
Umpqua Holdings Corp.	0.0111	0.21
Valhi, Inc.	0.0126	0.24
Valley National Bancorp	0.013	0.25
Viavi Solutions, Inc.	0.0123	0.24
Vonage Holdings Corp.	0.0133	0.26
Washington Prime Group, Inc.	0.0114	0.22
WMIH Corp.	0.015	0.29
Xenith Bankshares, Inc.	0.0127	0.24

	5.190187	100.00%

GSOPSPS3[c]:
Abbott Laboratories	0.032604	1.26%
Abbvie, Inc.	0.029029	1.12
Allstate Corp.	0.03227	1.25
Altria Group, Inc.	0.029949	1.16
American International Group	0.023183	0.90
At&T, Inc.	0.045781	1.77
Bank of America Corp.	0.077955	3.02
Bank of New York Mellon Corp.	0.030192	1.17
Bristol-Myers Squibb Co.	0.041474	1.61
Cisco Systems, Inc.	0.047391	1.83
Coca-Cola Co. (The)	0.039132	1.51
Colgate-Palmolive Co.	0.024208	0.94
Comcast Corp., Cl. A	0.030526	1.18
ConocoPhillips	0.028749	1.11
CVS Health Corp.	0.038045	1.47
Danaher Corp.	0.02358	0.91
Dow Chemical Co. (The)	0.043402	1.68
Du Pont (E.I.) De Nemours	0.027348	1.06
Duke Energy Corp.	0.032224	1.25
Eli Lilly & Co.	0.025905	1.00
Exelon Corp.	0.048959	1.89
Ford Motor Co.	0.104011	4.03
General Electric Co.	0.051347	1.99
General Motors Co.	0.037627	1.46
Gilead Sciences, Inc.	0.024358	0.94
Halliburton Co.	0.023095	0.89
Intel Corp.	0.036163	1.40
Kinder Morgan, Inc.	0.054031	2.09
Lowe’s Cos., Inc.	0.025508	0.99
Merck & Co., Inc.	0.022936	0.89
MetLife, Inc.	0.026094	1.01
Microsoft Corp.	0.025316	0.98
Mondelez International, Inc., Cl. A	0.026474	1.02
Monsanto Co.	0.022815	0.88
Morgan Stanley	0.028958	1.12
Nike, Inc., Cl. B	0.034854	1.35
Oracle Corp.	0.040997	1.59

20    OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

Custom baskets of securities: The following are the components and weights of the underlying basket of securities (Continued)
Description	Shares	% of Basket
GSOPSPS3[c]: (Continued)
Other Securities Outside Top 50	0.734247	28.42%
PayPal Holdings, Inc.	0.039881	1.54
Pfizer, Inc.	0.04977	1.93
QUALCOMM, Inc.	0.022895	0.89
Southern Co. (The)	0.055487	2.15
Starbucks Corp.	0.038271	1.48
Target Corp.	0.037338	1.45
Twenty-First Century Fox, Cl. A	0.049344	1.91
Twenty-First Century Fox, Cl. B	0.048127	1.86
US Bancorp	0.039454	1.53
Verizon Communications, Inc.	0.040909	1.58
Wal-Mart Stores, Inc.	0.029656	1.15
Walt Disney Co. (The)	0.02412	0.93
Wells Fargo & Co.	0.037811	1.46

	2.5838	100.00%

JPEBCACO[d]:
Accor SA	15,065	1.89%
Air Liquide SA	8,783	1.10
Airbus Group SE	12,202	1.53
Arcelormittal	62,758	7.88
Axa SA	20,035	2.51
BNP Paribas	8,719	1.09
Bouygues SA	25,795	3.24
Capgemini	6,987	0.88
Carrefour SA	26,467	3.32
Compagnie De Saint Gobain	12,935	1.62
Credit Agricole SA	52,326	6.57
Danone	12,493	1.57
ENGIE	47,899	6.01
Essilor International	8,081	1.01
Kering	3,623	0.45
Klepierre	19,935	2.50
Lafargeholcim Ltd.	8,999	1.13
Legrand SA	13,344	1.67
L’Oreal	5,380	0.68
LVMH Moet Hennessy Louis Vuitton SE	4,241	0.53
Michelin	7,462	0.94
Nokia OYJ	118,207	14.84
Orange SA	54,511	6.84
Pernod Ricard SA	10,833	1.36
Peugeot SA	25,987	3.26
Publicis Groupe	10,902	1.37
Renault SA	5,533	0.69
Safran SA	10,419	1.31
Sanofi	15,652	1.96
Schneider Electric SE	8,646	1.09
Societe Generale SA	11,833	1.49
Sodexo	9,315	1.17
Solvay SA	6,425	0.81
Technip SA	13,400	1.68
Total SA	13,095	1.64
Unibail-Rodamco SE	3,271	0.41
Valeo SA	9,998	1.25
Veolia Environnement	37,560	4.71
Vinci SA	10,505	1.32
Vivendi	37,264	4.68

	796,885	100.00%

JPEBUKXO[e]:
3I Group plc	22,495	0.77%
Antofagasta plc	27,876	0.95
Aviva plc	27,962	0.95
BAE Systems plc	43,091	1.47
Barclays plc	68,428	2.34
BP plc	53,201	1.82
British Land Co. plc	20,860	0.71
BT Group plc	48,753	1.66

21    OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

Custom baskets of securities: The following are the components and weights of the underlying basket of securities (Continued)
Description	Shares	% of Basket
JPEBUKXO[e]: (Continued)
Capita plc	22,550	0.77%
Centrica plc	77,685	2.65
Compass Group plc	19,131	0.65
Direct Line Insurance Group	65,562	2.24
Dixons Carphone plc	39,137	1.34
GKN plc	77,086	2.63
GlaxoSmithKline plc	19,078	0.65
Glencore plc	53,266	1.82
Hammerson plc	25,093	0.86
HSBC Holdings plc	52,772	1.80
Informa plc	37,999	1.30
International Consolidated Airlines Group SA	29,945	1.02
Intu Properties plc	51,474	1.76
ITV plc	65,322	2.23
J Sainsbury plc	74,643	2.55
Kingfisher plc	49,206	1.68
Legal & General Group plc	49,512	1.69
Lloyds Banking Group plc	222,234	7.58
Marks & Spencer Group plc	38,952	1.33
Mediclinic International plc	26,135	0.89
Merlin Entertainment	49,525	1.69
National Grid plc	28,322	0.97
Old Mutual plc	70,089	2.39
Other Securities Outside Top 50	492,351	16.80
Pearson plc	33,896	1.16
Polymetal International plc	28,602	0.98
RELX plc	21,420	0.73
Rolls-Royce Holdings plc	30,629	1.04
Royal Bank of Scotland Group	71,382	2.44
Royal Mail plc	40,498	1.38
RSA Insurance Group plc	37,712	1.29
SABMiller plc	47,426	1.62
Sage Group plc (The)	28,183	0.96
Sky plc	20,675	0.70
Smith & Nephew plc	21,827	0.74
Standard Chartered plc	22,084	0.75
Standard Life plc	32,537	1.11
Taylor Wimpey plc	55,051	1.88
Tesco plc	76,666	2.62
United Utilities Group plc	27,662	0.94
Vodafone Group plc	122,311	4.17
Wm Morrison Supermarkets	87,340	2.98
Worldpay Group plc	74,695	2.55

	2,930,331	100.00%

Over-the-Counter Volatility Swaps at December 31, 2016
Reference Asset	Counterparty	Pay/Receive Volatility*	Strike Price	Maturity Date		Notional Amount	Value
CAD/JPY spot exchange rate	CITNA-B	Pay	$13.050	2/6/17	CAD	(6,400)	$(2,669)
EUR/CAD spot exchange rate	CITNA-B	Receive	8.550	1/12/17	EUR	4,500	(1,847)
EUR/CAD spot exchange rate	DEU	Receive	8.250	1/13/17	EUR	4,500	(568)
EUR/NZD spot exchange rate	CITNA-B	Pay	10.300	1/6/17	EUR	(4,500)	5,400
EUR/SEK spot exchange rate	DEU	Pay	6.000	1/9/17	EUR	(4,400)	(9,680)
GBP/AUD spot exchange rate	JPM	Pay	10.100	2/3/17	GBP	(3,900)	(5,191)
GBP/CAD spot exchange rate	JPM	Pay	7.900	1/30/17	GBP	(3,900)	(8,219)
GBP/CAD spot exchange rate	DEU	Pay	8.800	1/30/17	GBP	(3,900)	(3,220)
GBP/CAD spot exchange rate	HSBC	Pay	9.350	1/31/17	GBP	(3,900)	(1,923)
GBP/CAD spot exchange rate	CITNA-B	Pay	8.450	1/30/17	GBP	(3,900)	(4,422)
NZD/CHF spot exchange rate	HSBC	Pay	9.300	1/9/17	NZD	(6,700)	1,443
NZD/CHF spot exchange rate	DEU	Pay	10.000	1/9/17	NZD	(6,600)	3,851
NZD/USD spot exchange rate	CITNA-B	Receive	11.650	1/26/17	USD	4,800	(6,864)
NZD/USD spot exchange rate	JPM	Receive	12.050	1/20/17	USD	4,800	(11,232)
NZD/USD spot exchange rate	CITNA-B	Pay	9.150	1/17/17	USD	(4,800)	(8,256)
NZD/USD spot exchange rate	HSBC	Receive	11.150	1/19/17	USD	4,800	(5,232)
USD/JPY spot exchange rate	JPM	Pay	11.860	1/17/17	USD	(4,800)	2,640
USD/JPY spot exchange rate	DEU	Pay	11.400	1/17/17	USD	(4,800)	4,224
USD/JPY spot exchange rate	DEU	Receive	11.650	1/27/17	USD	4,800	(528)
USD/JPY spot exchange rate	JPM	Receive	11.600	1/23/17	USD	4,800	(3,264)

22     OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

Over-the-Counter Volatility Swaps (Continued)
Reference Asset	Counterparty	Pay/Receive Volatility*	Strike Price	Maturity Date		Notional Amount	Value
USD/SEK spot exchange rate	GSCO-OT	Pay	$ 10.750	1/5/17	USD	(4,800)	$1,824

Total of Over-the-Counter Volatility Swaps							$(53,733)

* Fund will pay or receive the volatility of the reference asset depending on whether the realized volatility of the reference asset exceeds or is less than the strike price. For contracts where the Fund has elected to receive the volatility of the reference asset, it will receive a net payment of the difference between the realized volatility and the strike price multiplied by the notional amount if the realized volatility exceeds the strike price; the Fund will make a net payment of the absolute value of the difference of the realized volatility and the strike price multiplied by the notional amount if the realized volatility is less than the strike price. For contracts where the Fund has elected to pay the volatility of the reference asset, it will make a net payment of the difference between the realized volatility and the strike price multiplied by the notional amount if the realized volatility exceeds the strike price; the Fund will receive a net payment of the absolute value of the difference of the realized and the strike price multiplied by the notional amount if the realized volatility is less than the strike price.

Glossary:
Counterparty Abbreviations
BAC	Barclays Bank plc
BNP	BNP Paribas
BOA	Bank of America NA
CITNA-B	Citibank NA
DEU	Deutsche Bank AG
GSCOI	Goldman Sachs International
GSCO-OT	Goldman Sachs Bank USA
GSG	Goldman Sachs Group, Inc. (The)
HSBC	HSBC Bank USA NA
JPM	JPMorgan Chase Bank NA
MOS-A	Morgan Stanley
MSCO	Morgan Stanley Capital Services, Inc.
NOM	Nomura Global Financial Products, Inc.
TDB	Toronto Dominion Bank

Currency abbreviations indicate amounts reporting in currencies
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CLP	Chilean Peso
CNH	Offshore Chinese Renminbi
COP	Colombian Peso
CZK	Czech Koruna
EUR	Euro
GBP	British Pound Sterling
HKD	Hong Kong Dollar
HUF	Hungarian Forint
IDR	Indonesian Rupiah
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Nuevo Peso
NOK	Norwegian Krone
NZD	New Zealand Dollar
PLN	Polish Zloty
RUB	Russian Ruble
SEK	Swedish Krona
SGD	Singapore Dollar
THB	Thailand Baht
TRY	New Turkish Lira
TWD	New Taiwan Dollar
ZAR	South African Rand

Definitions
BA CDOR	Canada Bankers Acceptances Deposit Offering Rate
BBA LIBOR	British Bankers’ Association London - Interbank Offered Rate
BBR	Bank Bill Rate
BBR FRA	Bank Bill Forward Rate Agreement
BBSW	Bank Bill Swap Reference Rate (Australian Financial Market)
BONO	Spanish Government Bonds
BTP	Italian Treasury Bonds
BUND	German Federal Obligation
CDX.HY.24	Merkit CDX High Yield Index
CDX.HY.25	Markit CDX High Yield Index
CDX.IG.25	Markit CDX Investment Grade Index
CDX.NA.HY.21	Markit CDX North American High Yield
CDX.NA.HY.25	Markit CDX North American High Yield

23     OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

Definitions (Continued)
CGAUOPAU	Custom Basket of Securities
EURIBOR	Euro Interbank Offered Rate
FTSE 100	United Kingdom 100 most highly capitalized companies on the London Stock Exchange
GSEHOPCN	Custom Basket of Securities
HIBOR	Hong Kong Interbank Offered Rate
HKAB	Hong Kong Association of Banks
iTraxx.Main.24	Credit Default Swap Trading Index for a Specific Basket of Securities
iTraxx.Main.26	Credit Default Swap Trading Index for a Specific Basket of Securities
JPCMOLNG	Custom Basket of Securities
JPCMOSHR	Custom Basket of Securities
MLHKOPCB	Custom Basket of Securities
NIBOR NIBR	Norwegian Interbank Offered Rate
OAT	French Gorvernment Bonds
OEX	S&P 100 Index
S&P	Standard & Poor’s
STIBOR SIDE	Stockholm Interbank Offered Rate
TSX 60	60 largest companies on the Toronto Stock Exchange

Exchange Abbreviations
CBE	Chicago Board Options Exchange
CBT	Chicago Board of Trade
CME	Chicago Mercantile Exchanges
CMX	Commodity Exchange, Inc.
EUX	European Stock Exchange
ICE	IntercontinentalExchange
LME	London Metal Exchange
MON	Montreal Exchange
NYB	New York Board of Trade
NYF	New York Futures Exchange
NYM	New York Mercantile Exchange
PAR	Paris Stock Exchange
SFE	Sydney Futures Exchange

See accompanying Notes to Consolidated Financial Statements.

24     OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES December 31, 2016

Assets
Investments, at value—see accompanying consolidated statement of investments:
Unaffiliated companies (cost $323,888,360)	$333,758,371
Affiliated companies (cost $57,727,699)	57,727,699
391,486,070
Cash	2,622,941
Cash used for collateral on futures	768,112
Cash used for collateral on centrally cleared swaps	3,677,063
Deposits with broker for securities sold short	40,075,810
Deposits with broker for foreign securities sold short (cost $3,963,252)	3,912,230
Unrealized appreciation on forward currency exchange contracts	4,565,950
Swaps, at value (premiums paid $218,943)	2,112,098
Centrally cleared swaps, at value (net premiums paid $492,339)	1,212,507
Receivables and other assets:
Interest and dividends	1,454,243
Investments sold	442,608
Variation margin receivable	153,069
Shares of beneficial interest sold	101,939
Other	18,640
Total assets	452,603,280
Liabilities
Securities sold short, at value (proceeds $37,562,699) - see accompanying Consolidated statement of investments	39,974,692
Unrealized depreciation on forward currency exchange contracts	1,280,866
Options written, at value (net premiums received $2,075,872)	2,031,592
Swaps, at value (net premiums received $211,780)	946,498
Centrally cleared swaps, at value (net premiums received $735,328)	2,278,028
Payables and other liabilities:
Investments purchased (including $1,934,751 purchased on a when-issued or delayed delivery basis)	2,569,425
Variation margin payable	372,673
Dividends on short sales	64,743
Trustees’ compensation	5,491
Shareholder communications	3,599
Distribution and service plan fees	515
Shares of beneficial interest redeemed	101
Other	81,887
Total liabilities	49,610,110
Net Assets	$402,993,170

Composition of Net Assets
Par value of shares of beneficial interest	$40,773
Additional paid-in capital	413,697,088
Accumulated net investment loss	(1,020,555)
Accumulated net realized loss on investments and foreign currency transactions	(20,391,824)
Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	10,667,688
Net Assets	$402,993,170

Net Asset Value Per Share
Non-Service Shares:
Net asset value, redemption price per share and offering price per share (based on net assets of $400,449,043 and 40,515,373 shares of beneficial interest outstanding)	$9.88
Service Shares:
Net asset value, redemption price per share and offering price per share (based on net assets of $2,544,127 and 257,806 shares of beneficial interest outstanding)	$9.87
See accompanying Notes to Consolidated Financial Statements.

25    OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

CONSOLIDATED STATEMENT OF OPERATIONS For the Year Ended December 31, 2016

Investment Income
Interest (net of foreign withholding taxes of $23,500)	$7,555,090
Dividends:
Unaffiliated companies (net of foreign withholding taxes of $56,439)	2,784,508
Affiliated companies	130,187
Total investment income	10,469,785
Expenses
Management fees	4,223,739
Distribution and service plan fees - Service shares	5,123
Transfer and shareholder servicing agent fees:
Non-Service shares	408,842
Service shares	2,054
Shareholder communications:
Non-Service shares	17,935
Service shares	93
Dividends on short sales	895,600
Custodian fees and expenses	131,257
Financing expense from short sales	98,514
Trustees’ compensation	33,000
Borrowing fees	7,177
Other	231,537
Total expenses	6,054,871
Less reduction to custodian expenses	(1,136)
Less waivers and reimbursements of expenses	(153,229)
Net expenses	5,900,506
Net Investment Income	4,569,279
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments transactions in unaffiliated companies (including premiums on options exercised)	(13,586,074)
Closing and expiration of option contracts written	6,379,729
Closing and expiration of futures contracts	(7,913,621)
Foreign currency transactions	(4,762,171)
Short positions	2,049,395
Swap contracts	2,606,362
Net realized loss	(15,226,380)
Net change in unrealized appreciation/depreciation on:
Investment transactions	29,540,154
Translation of assets and liabilities denominated in foreign currencies	(983,348)
Futures contracts	1,294,797
Option contracts written	(185,743)
Short positions	(7,855,565)
Swap contracts	4,003,448
Net change in unrealized appreciation/depreciation	25,813,743
Net Increase in Net Assets Resulting from Operations	$15,156,642

See accompanying Notes to Consolidated Financial Statements.

26    OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31, 2016	December 31, 2015[1]
Operations
Net investment income	$4,569,279	$4,065,328
Net realized loss	(15,226,380)	(4,481,159)
Net change in unrealized appreciation/depreciation	25,813,743	(15,637,443)
Net increase (decrease) in net assets resulting from operations	15,156,642	(16,053,274)
Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Non-Service shares	(5,549,952)	(1,416,586)
Service shares	(29,481)	(1,965)
	(5,579,433)	(1,418,551)
Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Non-Service shares	(15,372,890)	161,111,575
Service shares	657,532	587,007
	(14,715,358)	161,698,582
Net Assets
Total increase (decrease)	(5,138,149)	144,226,757
Beginning of period	408,131,319	263,904,562

End of period (including accumulated net investment loss of $1,020,555 and $5,176,170[1], respectively)	$402,993,170	$408,131,319

1. Net investment income and net realized gain (loss) for the year ended December 31, 2015 includes an adjustment for a prior period reclassification. Please see Note 11 of the accompanying Notes to Financial Statements.

See accompanying Notes to Consolidated Financial Statements.

27    OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

CONSOLIDATED FINANCIAL HIGHLIGHTS

	Year Ended	Year Ended	Year Ended	Period Ended
Non-Service Shares	December 31,	December 31,	December 31,	December 31,
	2016	2015[1]	2014[1]	2013[2]
Per Share Operating Data
Net asset value, beginning of period	$9.66	$10.04	$9.92	$10.00
Income (loss) from investment operations:
Net investment income (loss)[3]	0.11	0.11	0.08	(0.02)
Net realized and unrealized gain (loss)	0.25	(0.46)	0.52	(0.05)
Total from investment operations	0.36	(0.35)	0.60	(0.07)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.14)	(0.03)	(0.25)	(0.01)
Distributions from net realized gain	0.00	0.00	(0.21)	0.00
Tax return of capital distribution	0.00	0.00	(0.02)	0.00
Total dividends and/or distributions to shareholders	(0.14)	(0.03)	(0.48)	(0.01)
Net asset value, end of period	$9.88	$9.66	$10.04	$9.92

Total Return, at Net Asset Value[4]	3.71%	(3.45)%	6.02%	(0.69)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$400,449	$406,286	$262,573	$9,917
Average net assets (in thousands)	$408,810	$363,975	$161,988	$9,827
Ratios to average net assets:[5]
Net investment income (loss)	1.11%	1.11%	0.77%[6]	(1.85)%[6]
Expenses excluding specific expenses listed below	1.23%	1.24%	1.33%	7.16%
Dividends and/or interest expense on securities sold short	0.22%	0.17%	0.08%	0.00%
Borrowing expenses on securities sold short	0.02%	0.05%	0.02%	0.00%
Interest and fees from borrowings	0.00%[7]	0.00%[7]	0.00%	0.00%
Total expenses[8]	1.47%	1.46%	1.43%[6]	7.16%[6]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.43%	1.41%	1.31%[6]	3.33%[6]
Portfolio turnover rate	93%	67%	147%	11%

1. Net investment income per share, net realized and unrealized gain (loss) per share and the net investment income ratio include an adjustment for a prior period reclassification for the years ended December 31, 2014 and 2015. Please see Note 11 of the accompanying Notes to Financial Statements.

2. For the period from November 14, 2013 (inception of offering) to December 31, 2013.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Includes the Fund’s shares of the allocated expenses and/or net investment income from the master funds.

7. Less than 0.005%.

8. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended December 31, 2016	1.48%
Year Ended December 31, 2015	1.47%
Year Ended December 31, 2014	1.45%
Period Ended December 31, 2013	7.18%

See accompanying Notes to Consolidated Financial Statements.

28    OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

	Year Ended	Year Ended	Year Ended	Period Ended
Service Shares	December 31,	December 31,	December 31,	December 31,
	2016	2015[1]	2014[1]	2013[2]
Per Share Operating Data
Net asset value, beginning of period	$9.65	$10.03	$9.92	$10.00
Income (loss) from investment operations:
Net investment income (loss)[3]	0.08	0.08	0.08	(0.03)
Net realized and unrealized gain (loss)	0.26	(0.45)	0.50	(0.04)
Total from investment operations	0.34	(0.37)	0.58	(0.07)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.12)	(0.01)	(0.25)	(0.01)
Distributions from net realized gain	0.00	0.00	(0.21)	0.00
Tax return of capital distribution	0.00	0.00	(0.01)	0.00
Total dividends and/or distributions to shareholders	(0.12)	(0.01)	(0.47)	(0.01)
Net asset value, end of period	$9.87	$9.65	$10.03	$9.92

Total Return, at Net Asset Value[4]	3.49%	(3.68)%	5.90%	(0.72)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,544	$1,845	$1,332	$10
Average net assets (in thousands)	$2,054	$1,695	$335	$10
Ratios to average net assets:[5]
Net investment income (loss)	0.85%	0.85%	0.78%[6]	(2.12)%[6]
Expenses excluding specific expenses listed below	1.48%	1.48%	1.68%	7.43%
Dividends and/or interest expense on securities sold short	0.22%	0.17%	0.08%	0.00%
Borrowing expenses on securities sold short	0.02%	0.05%	0.02%	0.00%
Interest and fees from borrowings	0.00%[7]	0.00%[7]	0.00%	0.00%
Total expenses[8]	1.72%	1.70%	1.78%[6]	7.43%[6]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.68%	1.65%	1.67%[6]	3.50%[6]
Portfolio turnover rate	93%	67%	147%	11%

1. Net investment income per share, net realized and unrealized gain (loss) per share and the net investment income ratio include an adjustment for a prior period reclassification for the years ended December 31, 2014 and 2015. Please see Note 11 of the accompanying Notes to Financial Statements.

2. For the period from November 14, 2013 (inception of offering) to December 31, 2013.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Includes the Fund’s shares of the allocated expenses and/or net investment income from the master funds.

7. Less than 0.005%.

8. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended December 31, 2016	1.73%
Year Ended December 31, 2015	1.71%
Year Ended December 31, 2014	1.80%
Period Ended December 31, 2013	7.45%

See accompanying Notes to Consolidated Financial Statements.

29    OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS December 31, 2016

1. Organization

Oppenheimer Global Multi-Alternatives Fund/VA (the “Fund”) is a separate series of Oppenheimer Variable Account Funds, a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek total return. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI. The Sub-Adviser has entered into a sub-sub-advisory agreement with Barings Real Estate Advisers LLC, formerly Cornerstone Real Estate Advisers LLC, and OFI SteelPath, Inc. (collectively, the “Sub-Sub-Advisers”). Effective January 1, 2017, Barings Real Estate Advisers LLC is known as Barings LLC. Shares of the Fund are sold only to separate accounts of life insurance companies.

The Fund offers two classes of shares. Both classes are sold at their offering price, which is the net asset value per share, to separate investment accounts of participating insurance companies as an underlying investment for variable life insurance policies, variable annuity contracts or other investment products. The class of shares designated as Service shares is subject to a distribution and service plan. Both classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class.

The following is a summary of significant accounting policies followed in the Fund’s preparation of financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Basis for Consolidation. The Fund has established a Cayman Islands exempted company, Oppenheimer Global Multi-Alternatives Fund/VA (Cayman) Ltd., which is wholly-owned and controlled by the Fund (the “Subsidiary”). The Fund and Subsidiary are both managed by the Manager. The Fund may invest up to 25% of its total assets in the Subsidiary. The Subsidiary invests primarily in commodity-linked derivatives (including commodity futures, financial futures, options and swap contracts) and certain fixed-income securities and other investments that may serve as margin or collateral for its derivatives positions. Investments in the Subsidiary are expected to provide the Fund with exposure to commodities markets within the limitations of the federal tax requirements that apply to the Fund. The Subsidiary is subject to the same investment restrictions and guidelines, and follows the same compliance policies and procedures, as the Fund.

The financial statements have been consolidated and include accounts of the Fund and the Subsidiary. Accordingly, all inter-company transactions and balances have been eliminated. At period end, the Fund owned 21,023 shares with net assets of $11,445,792 in the Subsidiary.

Other financial information at period end:

Total market value of investments	$10,758,662
Net assets	$11,445,792
Net income (loss)	$(137,501)
Net realized gain (loss)	$612,819
Net change in unrealized appreciation/depreciation	$336,328

Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1) Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at Market Close as described in Note 3.

(2) Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at Market Close, the Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments shown in the Consolidated Statement of Operations.

For securities, which are subject to foreign withholding tax upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding tax reclaims recorded on Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. GAAP, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid

30    OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

2. Significant Accounting Policies (Continued)

annually or at other times as deemed necessary by the Manager.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Consolidated Statement of Operations, are amortized or accreted daily.

Return of Capital Estimates. Distributions received from the Fund’s investments in Master Limited Partnerships (MLPs) and Real Estate Investments Trusts (REITs), generally are comprised of income and return of capital. The Fund records investment income and return of capital based on estimates. Such estimates are based on historical information available from each MLP, REIT and other industry sources. These estimates may subsequently be revised based on information received from MLPs and REITs after their tax reporting periods are concluded.

Custodian Fees. “Custodian fees and expenses” in the Consolidated Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. This rate will increase to 2.00% effective January 1, 2017. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends. The Fund has analyzed its tax positions for the fiscal year ended December 31, 2016, including open tax years, and does not believe there are any uncertain tax positions requiring recognition in the Fund’s financial statements.

Subchapter M requires, among other things, that at least 90% of the Fund’s gross income be derived from securities or derived with respect to its business of investing in securities (typically referred to as “qualifying income”). Income from commodity-linked derivatives may not be treated as “qualifying income” for purposes of the 90% gross income requirement. The Internal Revenue Service (IRS) has previously issued a number of private letter rulings which conclude that income derived from commodity index-linked notes and investments in a wholly-owned subsidiary will be “qualifying income.” As a result, the Fund will gain exposure to commodities through commodity-linked notes and its wholly-owned subsidiary.

The IRS has suspended the granting of private letter rulings pending further review. As a result, there can be no assurance that the IRS will not change its position with respect to commodity-linked notes and wholly-owned subsidiaries. In addition, future legislation and guidance from the Treasury and the IRS may adversely affect the Fund’s ability to gain exposure to commodities through commodity-linked notes and its wholly-owned subsidiary.

The Fund is required to include in income for federal income tax purposes all of the subsidiary’s net income and gains whether or not such income is distributed by the subsidiary. Net income and gains from the subsidiary are generally treated as ordinary income by the Fund, regardless of the character of the subsidiary’s underlying income. Net losses from the subsidiary do not pass through to the Fund for federal income tax purposes.

The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Undistributed Net Investment Income	Undistributed Long-Term Gain	Accumulated Loss Carryforward[1,2,3,4]	Net Unrealized Appreciation Based on cost of Securities and Other Investments for Federal Income Tax Purposes
$3,552,520	$—	$14,646,720	$3,050,070

1. At period end, the Fund had $14,645,163 of net capital loss carryforward available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. Details

31    OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Continued

2. Significant Accounting Policies (Continued)

of the capital loss carryforwards are included in the table below. Capital loss carryovers with no expiration, if any, must be utilized prior to those with expiration dates.

Expiring
No expiration	$14,645,163

2. The Fund had $1,557 of straddle losses which were deferred.

3. During the reporting period, the Fund did not utilize any capital loss carryforward.

4. During the previous reporting period, the Fund did not utilize any capital loss carryforward.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with U.S. GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

Accordingly, the following amounts have been reclassified for the reporting period. Net assets of the Fund were unaffected by the reclassifications.

Reduction to Paid-in Capital	Reduction to Accumulated Net Investment Loss	Increase to Accumulated Net Realized Loss on Investments
$4,826,314	$5,162,070	$335,756

The tax character of distributions paid during the reporting periods:

	Year Ended December 31, 2016	Year Ended December 31, 2015
Distributions paid from:
Ordinary income	$5,579,433	$1,418,551

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$385,874,340
Federal tax cost of other investments	(106,958,092)

Total federal tax cost	$278,916,248

Gross unrealized appreciation	$19,473,301
Gross unrealized depreciation	(16,423,231)

Net unrealized appreciation	$3,050,070

Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern time, on each day the New York Stock Exchange (the “Exchange”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Equity securities traded on a securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the official closing price on the principal exchange on which the security is traded, as identified by the Manager, prior to the time when the Fund’s assets are valued. If the official closing price is unavailable, the security is valued at the last sale price on the principal exchange on which it is traded. If the official closing price or last sales price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the

32    OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

3. Securities Valuation (Continued)

exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Structured securities, swaps, swaptions, and other over-the-counter derivatives are valued utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Forward foreign currency exchange contracts are valued utilizing current and forward currency rates obtained from third party pricing services. When the settlement date of a contract is an interim date for which a quotation is not available, interpolated values are derived using the nearest dated forward currency rate.

Futures contracts and futures options traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage- backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Structured securities	Relevant market information such as the price of underlying financial instruments, stock market indices, foreign currencies, interest rate spreads, commodities, or the occurrence of other specific events.
Swaps	Relevant market information, including underlying reference assets such as credit spreads, credit event probabilities, index values, individual security values, forward interest rates, variable interest rates, volatility measures, and forward currency rates.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation.

Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are

33    OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Continued

3. Securities Valuation (Continued)

categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The Fund classifies each of its investments in investment companies which are publicly offered as Level 1. Investment companies that are not publicly offered are measured using net asset value as a practical expedient, and are not classified in the fair value hierarchy.

The table below categorizes amounts that are included in the Fund’s Consolidated Statement of Assets and Liabilities at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$4,887,593	$172,551	$—	$5,060,144
Consumer Staples	5,057,839	—	—	5,057,839
Energy	29,517,429	46,264	—	29,563,693
Financials	19,079,980	4,236,566	—	23,316,546
Health Care	12,862,363	959,490	6,316	13,828,169
Industrials	17,209,045	—	—	17,209,045
Information Technology	13,005,312	—	2	13,005,314
Materials	6,837,713	—	—	6,837,713
Telecommunication Services	4,027,909	—	—	4,027,909
Utilities	3,520,383	—	—	3,520,383
Preferred Stocks	482,758	823,150	—	1,305,908
Rights, Warrants and Certificates	8,312	1,665	—	9,977
Asset-Backed Securities	—	14,141,566	1,923,696	16,065,262
Mortgage-Backed Obligation	—	2,064,231	—	2,064,231
Foreign Government Obligations	—	7,608,528	—	7,608,528
Non-Convertible Corporate Bonds and Notes	—	34,590,391	50	34,590,441
Convertible Corporate Bond and Note	—	628,500	—	628,500
Corporate Loans	—	12,765,254	—	12,765,254
Event-Linked Bonds	—	56,185,456	—	56,185,456
Short-Term Notes	—	72,869,194	—	72,869,194
Investment Companies	63,570,684	—	—	63,570,684
Exchange-Traded Option Purchased	3,640	—	—	3,640
Over-the-Counter Options Purchased	—	2,031,992	—	2,031,992
Over-the-Counter Interest Rate Swaptions Purchased	—	360,248	—	360,248

Total Investments, at Value	180,070,960	209,485,046	1,930,064	391,486,070
Other Financial Instruments:
Swaps, at value	—	2,112,098	—	2,112,098
Centrally cleared swaps, at value	—	1,212,507	—	1,212,507
Futures contracts	960,014	—	—	960,014
Forward currency exchange contracts	—	4,565,950	—	4,565,950

Total Assets	$181,030,974	$217,375,601	$1,930,064	$400,336,639

Liabilities Table
Other Financial Instruments:
Investment Company Securities Sold Short	$(2,305,719)	$—	$—	$(2,305,719)
Common Stock Securities Sold Short	(33,266,980)	(4,401,993)	—	(37,668,973)
Swaps, at value	—	(946,498)	—	(946,498)
Centrally cleared swaps, at value	—	(2,278,028)	—	(2,278,028)
Options written, at value	—	(2,031,592)	—	(2,031,592)
Futures contracts	(1,232,675)	—	—	(1,232,675)
Forward currency exchange contracts	—	(1,280,866)	—	(1,280,866)

Total Liabilities	$(36,805,374)	$(10,938,977)	$—	$(47,744,351)

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

34    OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

3. Securities Valuation (Continued)

The table below shows the transfers between Level 2 and Level 3. The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the reporting period.

	Transfers into Level 2**	Transfers out of Level 2*	Transfers into Level 3*	Transfers out of Level 3**

Assets Table
Investments, at Value:
Asset-Backed Securities	$1,394,054	$(2,557,750)	$2,557,750	$(1,394,054)

Total Assets	$1,394,054	$(2,557,750)	$2,557,750	$(1,394,054)

* Transferred from Level 2 to Level 3 because of the lack of observable market data due to a decrease in market activity for these securities.

** Transferred from Level 3 to Level 2 due to the availability of market data for this security.

4. Investments and Risks

Risks of Foreign Investing. The Fund may invest in foreign securities which are subject to special risks. Securities traded in foreign markets may be less liquid and more volatile than those traded in U.S. markets. Foreign issuers are usually not subject to the same accounting and disclosure requirements that U.S. companies are subject to, which may make it difficult for the Fund to evaluate a foreign company’s operations or financial condition. A change in the value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of investments denominated in that foreign currency and in the value of any income or distributions the Fund may receive on those investments. The value of foreign investments may be affected by exchange control regulations, foreign taxes, higher transaction and other costs, delays in the settlement of transactions, changes in economic or monetary policy in the United States or abroad, expropriation or nationalization of a company’s assets, or other political and economic factors. In addition, due to the inter-relationship of global economies and financial markets, changes in political and economic factors in one country or region could adversely affect conditions in another country or region. Investments in foreign securities may also expose the Fund to time-zone arbitrage risk. Foreign securities may trade on weekends or other days when the Fund does not price its shares. At times, the Fund may emphasize investments in a particular country or region and may be subject to greater risks from adverse events that occur in that country or region. Foreign securities and foreign currencies held in foreign banks and securities depositories may be subject to limited or no regulatory oversight.

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are open-end management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Consolidated Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investments in Money Market Instruments. The Fund is permitted to invest its free cash balances in money market instruments to provide liquidity or for defensive purposes. The Fund may invest in money market instruments by investing in Class E shares of Oppenheimer Institutional Government Money Market Fund (“IGMMF”), formerly known as Oppenheimer Institutional Money Market Fund, which is an Affiliated Fund. IGMMF is regulated as a money market fund under the 1940 Act, as amended. The Fund may also invest in money market instruments directly or in other affiliated or unaffiliated money market funds.

Master Limited Partnerships (“MLPs”). MLPs issue common units that represent an equity ownership interest in a partnership and provide limited voting rights. MLP common units are registered with the Securities and Exchange Commission (“SEC”), and are freely tradable on securities exchanges such as the NYSE and the NASDAQ Stock Market (“NASDAQ”), or in the over-the-counter (“OTC”) market. An MLP consists of one or more general partners, who conduct the business, and one or more limited partners, who contribute capital. MLP common unit holders have a limited role in the partnership’s operations and management. The Fund, as a limited partner, normally would not be liable for the debts of the MLP beyond the amounts the Fund has contributed, but would not be shielded to the same extent that a shareholder of a corporation would be. In certain circumstances creditors of an MLP would have the right to seek return of capital distributed to a limited partner. This right of an MLP’s creditors would continue after the Fund sold its investment in the MLP.

Event-Linked Bonds. The Fund may invest in “event-linked” bonds. Event-linked bonds, which are sometimes referred to as “catastrophe” bonds, are fixed income securities for which the return of principal and payment of interest is contingent on the non-occurrence of a specific trigger event, such as a hurricane, earthquake, or other occurrence that leads to physical or economic loss. If the trigger event occurs prior to maturity, the Fund may lose all or a portion of its principal in addition to interest otherwise due from the security. Event-linked bonds may expose the Fund to certain other risks, including issuer default, adverse regulatory or jurisdictional interpretations, liquidity risk and adverse tax consequences. The Fund records the net change in market value of event-linked bonds on the Consolidated Statement of Operations as a change in unrealized appreciation or depreciation on investments. The Fund records a realized gain or loss on the Consolidated Statement of Operations upon the sale or maturity of such securities.

35    OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Continued

4. Investments and Risks (Continued)

Loans. The Fund invests in loans made to U.S. and foreign borrowers that are corporations, partnerships or other business entities. The Fund will do so directly as an original lender or by assignment or indirectly through participation agreements or certain derivative instruments. While many of these loans will be collateralized, the Fund can also invest in uncollateralized loans. Loans are often issued in connection with recapitalizations, acquisitions, leveraged buyouts, and refinancing of borrowers. The loans often pay interest at rates that float above (or are adjusted periodically based on) a benchmark that reflects current interest rates although the Fund can also invest in loans with fixed interest rates.

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

At period end, the Fund had purchased securities issued on a when-issued or delayed delivery basis as follows:

When-Issued or
Delayed Delivery
Basis Transactions
Purchased securities	$1,934,751

Restricted Securities. At period end, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Trustees as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Consolidated Statement of Investments. Restricted securities are reported on a schedule following the Consolidated Statement of Investments.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities that have missed an interest payment, and is not obligated to dispose of securities whose issuers or underlying obligors subsequently miss an interest payment. Information concerning securities not accruing interest at period end is as follows:

Cost	$1,764,185
Market Value	$1,471,295
Market Value as % of Net Assets	0.37%

Sovereign Debt Risk. The Fund invests in sovereign debt securities, which are subject to certain special risks. These risks include, but are not limited to, the risk that a governmental entity may delay or refuse, or otherwise be unable, to pay interest or repay the principal on its sovereign debt. There may also be no legal process for collecting sovereign debt that a government does not pay or bankruptcy proceedings through which all or part of such sovereign debt may be collected. In addition, a restructuring or default of sovereign debt may also cause additional impacts to the financial markets, such as downgrades to credit ratings, reduced liquidity and increased volatility, among others.

Shareholder Concentration. At period end, one shareholder owned 20% or more of the Fund’s total outstanding shares. The shareholder is a related party of the Fund. Related parties may include, but are not limited to, the investment manager and its affiliates, affiliated broker dealers, fund of funds, and directors or employees. The related party owned 96% of the Fund’s total outstanding shares at period end.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in

36    OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

5. Market Risk Factors (Continued)

the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Use of Derivatives

The Fund’s investment objective not only permits the Fund to purchase investment securities, it also allows the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, variance swaps and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. These instruments may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors. Such contracts may be entered into through a bilateral over-the-counter (“OTC”) transaction, or through a securities or futures exchange and cleared through a clearinghouse.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost due to unanticipated changes in the market risk factors and the overall market. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

The Fund’s actual exposures to these market risk factors and associated risks during the period are discussed in further detail, by derivative type, below.

Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts (“forward contracts”) for the purchase or sale of a foreign currency at a negotiated rate at a future date. Such contracts are traded in the OTC inter-bank currency dealer market.

Forward contracts are reported on a schedule following the Consolidated Statement of Investments. The unrealized appreciation (depreciation) is reported in the Consolidated Statement of Assets and Liabilities as a receivable (or payable) and in the Consolidated Statement of Operations within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Consolidated Statement of Operations.

The Fund has entered into forward contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to take a positive investment perspective on the related currency. These forward contracts seek to increase exposure to foreign exchange rate risk.

The Fund has entered into forward contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.

The Fund has entered into forward contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to take a negative investment perspective on the related currency. These forward contracts seek to increase exposure to foreign exchange rate risk.

The Fund has entered into forward contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.

During the reporting period, the Fund had daily average contract amounts on forward contracts to buy and sell of $115,314,500 and $180,011,486,

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Continued

6. Use of Derivatives (Continued)

respectively.

Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty to a forward contract will default and fail to perform its obligations to the Fund.

Futures Contracts

A futures contract is a commitment to buy or sell a specific amount of a commodity, financial instrument or currency at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts. Futures contracts and options thereon are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value in an account registered in the futures commission merchant’s name. Subsequent payments (variation margin) are paid to or from the futures commission merchant each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains and losses. Should the Fund fail to make requested variation margin payments, the futures commission merchant can gain access to the initial margin to satisfy the Fund’s payment obligations.

Futures contracts are reported on a schedule following the Consolidated Statement of Investments. Securities held by a futures commission merchant to cover initial margin requirements on open futures contracts are noted in the Consolidated Statement of Investments. Cash held by a futures commission merchant to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Consolidated Statement of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the Consolidated Statement of Operations. Realized gains (losses) are reported in the Consolidated Statement of Operations at the closing or expiration of futures contracts.

The Fund has purchased futures contracts on various bonds and notes to increase exposure to interest rate risk. The Fund has sold futures contracts on various bonds and notes to decrease exposure to interest rate risk.

The Fund has purchased futures contracts on various equity indexes to increase exposure to equity risk.

The Fund has sold futures contracts on various equity indexes to decrease exposure to equity risk.

The Fund has purchased futures contracts, which have values that are linked to the price movement of the related volatility indexes, in order to increase exposure to volatility risk.

The Fund has sold futures contracts, which have values that are linked to the price movement of the related volatility indexes, in order to decrease exposure to volatility risk.

The Fund has purchased futures contracts, which have values that are linked to the price movement of the related commodities, in order to increase exposure to commodity risk.

The Fund has sold futures contracts, which have values that are linked to the price movement of the related commodities, in order to decrease exposure to commodity risk.

During the reporting period, the Fund had an ending monthly average market value of $40,429,651 and $103,611,269 on futures contracts purchased and sold, respectively.

Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.

Option Activity

The Fund may buy and sell put and call options, or write put and call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security, currency or other underlying financial instrument at a fixed price, upon exercise of the option.

Options can be traded through an exchange or through a privately negotiated arrangement with a dealer in an OTC transaction. Options traded through an exchange are generally cleared through a clearinghouse (such as The Options Clearing Corporation). The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Consolidated Statement of Operations. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Consolidated Statement of Operations.

The Fund has purchased call options on currencies to increase exposure to foreign exchange rate risk. A purchased call option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has purchased put options on currencies to decrease exposure to foreign exchange rate risk. A purchased put option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

The Fund has purchased put options on treasury and/or euro futures to decrease exposure to interest rate risk. A purchased put option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

The Fund has purchased call options on individual equity securities and/or equity indexes to increase exposure to equity risk. A purchased call option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has purchased put options on individual equity securities and/or equity indexes to decrease exposure to equity risk. A purchased put option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

During the reporting period, the Fund had an ending monthly average market value of $354,090 and $863,558 on purchased call options and

38    OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

6. Use of Derivatives (Continued)

purchased put options, respectively.

Options written, if any, are reported in a schedule following the Consolidated Statement of Investments and as a liability in the Consolidated Statement of Assets and Liabilities. Securities held in collateral accounts to cover potential obligations with respect to outstanding written options are noted in the Consolidated Statement of Investments.

The risk in writing a call option is that the market price of the security increases and if the option is exercised, the Fund must either purchase the security at a higher price for delivery or, if the Fund owns the underlying security, give up the opportunity for profit. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk that there may be an illiquid market where the Fund is unable to close the contract.

The Fund has written put options on currencies to increase exposure to foreign exchange rate risk. A written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has written call options on currencies to decrease exposure to foreign exchange rate risk. A written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

The Fund has written call options on treasury and/or euro futures to decrease exposure to interest rate risk. A written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

During the reporting period, the Fund had an ending monthly average market value of $934,318 and $648,185 on written call options and written put options, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Written option activity for the reporting period was as follows:

	Number of Contracts	Amount of Premiums
Options outstanding as of
December 31, 2015	5,400,003,810	$609,381
Options written	2,379,799,459,880	17,553,603
Options closed or expired	(337,503,960,000)	(6,379,729)
Options exercised	(1,529,891,698,690)	(9,707,383)

Options outstanding as of
December 31, 2016	517,803,805,000	$2,075,872

Swap Contracts

The Fund may enter into swap contract agreements with a counterparty to exchange a series of cash flows based on either specified reference rates, the price or volatility of asset or non-asset references, or the occurrence of a credit event, over a specified period. Swaps can be executed in a bi-lateral privately negotiated arrangement with a dealer in an OTC transaction (“OTC swaps”) or executed on a regulated market. Certain swaps, regardless of the venue of their execution, are required to be cleared through a clearinghouse (“centrally cleared swaps”). Swap contracts may include interest rate, equity, debt, index, total return, credit default, currency, and volatility swaps.

Swap contracts are reported on a schedule following the Consolidated Statement of Investments. The values of centrally cleared swap and OTC swap contracts are aggregated by positive and negative values and disclosed separately on the Consolidated Statement of Assets and Liabilities. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the accrued interest due to (owed by) the Fund, if any, at termination or settlement. The net change in this amount during the period is included on the Consolidated Statement of Operations. The Fund also records any periodic payments received from (paid to) the counterparty, including at termination, under such contracts as realized gain (loss) on the Consolidated Statement of Operations.

Swap contract agreements are exposed to the market risk factor of the specific underlying reference rate or asset. Swap contracts are typically more attractively priced compared to similar investments in related cash securities because they isolate the risk to one market risk factor and eliminate the other market risk factors. Investments in cash securities (for instance bonds) have exposure to multiple risk factors (credit and interest rate risk). Because swaps have embedded leverage, they can expose the Fund to substantial risk in the isolated market risk factor.

Credit Default Swap Contracts. A credit default swap is a contract that enables an investor to buy or sell protection against a defined-issuer credit event, such as the issuer’s failure to make timely payments of interest or principal on a debt security, bankruptcy or restructuring. The Fund may enter into credit default swaps either by buying or selling protection on a corporate issuer, sovereign issuer, or a basket or index of issuers (the “reference asset”).

    The buyer of protection pays a periodic fee to the seller of protection based on the notional amount of the swap contract. The seller of protection agrees to compensate the buyer of protection for future potential losses as a result of a credit event on the reference asset. The contract effectively transfers the credit event risk of the reference asset from the buyer of protection to the seller of protection.

    The ongoing value of the contract will fluctuate throughout the term of the contract based primarily on the credit risk of the reference asset. If the credit quality of the reference asset improves relative to the credit quality at contract initiation, the buyer of protection may have an unrealized loss greater than the anticipated periodic fee owed. This unrealized loss would be the result of current credit protection being cheaper than the cost of credit protection at contract initiation. If the buyer elects to terminate the contract prior to its maturity, and there has been no credit event, this unrealized loss will become realized. If the contract is held to maturity, and there has been no credit event, the realized loss will be equal to the

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Continued

6. Use of Derivatives (Continued)

periodic fee paid over the life of the contract.

If there is a credit event, the buyer of protection can exercise its rights under the contract and receive a payment from the seller of protection equal to the notional amount of the swap less the market value of specified debt securities issued by the reference asset. Upon exercise of the contract the difference between such value and the notional amount is recorded as realized gain (loss) and is included on the Consolidated Statement of Operations.

The Fund has sold credit protection through credit default swaps to increase exposure to the credit risk of individual issuers and/or indexes of issuers that are either unavailable or considered to be less attractive in the bond market.

The Fund has purchased credit protection through credit default swaps to decrease exposure to the credit risk of individual issuers and/or indexes of issuers.

The Fund has engaged in spread curve trades by simultaneously purchasing and selling protection through credit default swaps referenced to the same reference asset but with different maturities. Spread curve trades attempt to gain exposure to credit risk on a forward basis by realizing gains on the expected differences in spreads.

For the reporting period, the Fund had ending monthly average notional amounts of $64,377,846 and $19,897,953 on credit default swaps to buy protection and credit default swaps to sell protection, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Interest Rate Swap Contracts. An interest rate swap is an agreement between counterparties to exchange periodic payments based on interest rates. One cash flow stream will typically be a floating rate payment based upon a specified floating interest rate while the other is typically a fixed interest rate.

The Fund has entered into interest rate swaps in which it pays a floating interest rate and receives a fixed interest rate in order to increase exposure to interest rate risk. Typically, if relative interest rates rise, payments made by the Fund under a swap agreement will be greater than the payments received by the Fund.

The Fund has entered into interest rate swaps in which it pays a fixed interest rate and receives a floating interest rate in order to decrease exposure to interest rate risk. Typically, if relative interest rates rise, payments received by the Fund under the swap agreement will be greater than the payments made by the Fund.

For the reporting period, the Fund had ending monthly average notional amounts of $19,749,223 and $20,735,535 on interest rate swaps which pay a fixed rate and interest rate swaps which receive a fixed rate, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Total Return Swap Contracts. A total return swap is an agreement between counterparties to exchange periodic payments based on the value of asset or non-asset references. One cash flow is typically based on a non-asset reference (such as an interest rate) and the other on the total return of a reference asset (such as a security or a basket of securities or securities index). The total return of the reference asset typically includes appreciation or depreciation on the reference asset, plus any interest or dividend payments.

Total return swap contracts are exposed to the market risk factor of the specific underlying financial instrument or index. Total return swaps are less standard in structure than other types of swaps and can isolate and/or include multiple types of market risk factors including equity risk, credit risk, and interest rate risk.

The Fund has entered into total return swaps on various equity securities or indexes to increase exposure to equity risk. These equity risk related total return swaps require the Fund to pay a floating reference interest rate, and an amount equal to the negative price movement of securities or an index (expressed as a percentage) multiplied by the notional amount of the contract. The Fund will receive payments equal to the positive price movement of the same securities or index (expressed as a percentage) multiplied by the notional amount of the contract and, in some cases, dividends paid on the securities.

The Fund has entered into total return swaps on various equity securities or indexes to decrease exposure to equity risk. These equity risk related total return swaps require the Fund to pay an amount equal to the positive price movement of securities or an index (expressed as a percentage) multiplied by the notional amount of the contract and, in some cases, dividends paid on the securities. The Fund will receive payments of a floating reference interest rate and an amount equal to the negative price movement of the same securities or index (expressed as a percentage) multiplied by the notional amount of the contract.

The Fund has entered into total return swaps to increase exposure to the credit risk of various indexes or basket of securities. These credit risk related total return swaps require the Fund to pay to, or receive payments from, the counterparty based on the movement of credit spreads of the related indexes or securities.

The Fund has entered into total return swaps to decrease exposure to the credit risk of various indexes or basket of securities. These credit risk related total return swaps require the fund to pay to, or receive payments from, the counterparty based on the movement of credit spreads of the related indexes or securities.

For the reporting period, the Fund had ending monthly average notional amounts of $166,573,688 and $35,289,655 on total return swaps which are long the reference asset and total return swaps which are short the reference asset, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Volatility Swap Contracts. A volatility swap is an agreement between counterparties to exchange periodic payments based on the measured volatility of a reference security, index, currency or other reference investment over a specified time frame. One cash flow is typically based on the realized volatility of the reference investment as measured by changes in its price or level over the specified time period while the other cash flow is based on a specified rate representing expected volatility for the reference investment at the time the swap is executed, or the measured volatility

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6. Use of Derivatives (Continued)

of a different reference investment over the specified time period. The appreciation or depreciation on a volatility swap will typically depend on the magnitude of the reference investment’s volatility, or size of the movements in its price, over the specified time period, rather than general directional increases or decreases in its price.

Volatility swaps are less standard in structure than other types of swaps and provide pure, or isolated, exposure to volatility risk of the specific underlying reference investment. Volatility swaps are typically used to speculate on future volatility levels, to trade the spread between realized and expected volatility, or to decrease the volatility exposure of investments held by the Fund.

Variance swaps are a type of volatility swap where counterparties agree to exchange periodic payments based on the measured variance (or the volatility squared) of a reference security, index, or other reference investment over a specified time period. At payment date, a net cash flow will be exchanged based on the difference between the realized variance of the reference investment over the specified time period and the specified rate representing expected variance for the reference investment at the time the swap is executed multiplied by the notional amount of the contract.

The Fund has entered into volatility swaps to increase exposure to the volatility risk of various reference investments. These types of volatility swaps require the Fund to pay the measured volatility and receive a fixed rate payment. If the measured volatility of the related reference investment increases over the period, the swaps will depreciate in value. Conversely, if the measured volatility of the related reference investment decreases over the period, the swaps will appreciate in value.

The Fund has entered into volatility swaps to decrease exposure to the volatility risk of various reference investments. These types of volatility swaps require the Fund to pay a fixed rate payment and receive the measured volatility. If the measured volatility of the related reference investment increases over the period, the swaps will appreciate in value. Conversely, if the measured volatility of the related reference investment decreases over the period, the swaps will depreciate in value.

The Fund has entered into variance swaps to increase exposure to the volatility risk of various reference investments. These types of volatility swaps require the Fund to make a payment if the measured price variance of the reference investment exceeds the specified fixed rate. If the measured variance of the related reference investment increases over the period, the swaps will depreciate in value. Conversely, if the measured variance of the related reference investment decreases over the period, the swaps will appreciate in value.

The Fund has entered into variance swaps to decrease exposure to the volatility risk of various reference investments. These types of volatility swaps require the Fund to make a payment if the measured price variance of the reference asset is less than the specified fixed rate. If the measured variance of the related reference investment increases over the period, the swaps will appreciate in value. Conversely, if the measured variance of the related reference investment decreases over the period, the swaps will depreciate in value.

For the reporting period, the Fund had ending monthly average notional amounts of $47,802 and $24,469 on volatility swaps which pay measured volatility/variance and volatility swaps which receive measured volatility/variance, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Swaption Transactions

The Fund may enter into a swaption contract which grants the purchaser the right, but not the obligation, to enter into a swap transaction at preset terms detailed in the underlying agreement within a specified period of time. The purchaser pays a premium to the swaption writer who bears the risk of unfavorable changes in the preset terms on the underlying swap.

Purchased swaptions are reported as a component of investments in the Consolidated Statement of Investments and the Consolidated Statement of Assets and Liabilities. Written swaptions are reported on a schedule following the Consolidated Statement of Investments and their value is reported as a separate asset or liability line item in the Consolidated Statement of Assets and Liabilities. The net change in unrealized appreciation or depreciation on written swaptions is separately reported in the Consolidated Statement of Operations. When a swaption is exercised, the cost of the swap is adjusted by the amount of premium paid or received. Upon the expiration or closing of an unexercised swaption contract, a gain or loss is reported in the Consolidated Statement of Operations for the amount of the premium paid or received.

The Fund generally will incur a greater risk when it writes a swaption than when it purchases a swaption. When the Fund writes a swaption it will become obligated, upon exercise of the swaption, according to the terms of the underlying agreement. Swaption contracts written by the Fund do not give rise to counterparty credit risk prior to exercise as they obligate the Fund, not its counterparty, to perform. When the Fund purchases a swaption it only risks losing the amount of the premium it paid if the swaption expires unexercised. However, when the Fund exercises a purchased swaption there is a risk that the counterparty will fail to perform or otherwise default on its obligations under the swaption contract.

The Fund has purchased swaptions which gives it the option to enter into an interest rate swap in which it pays a floating interest rate and receives a fixed interest rate in order to increase exposure to interest rate risk. A purchased swaption of this type becomes more valuable as the reference interest rate decreases relative to the preset interest rate.

The Fund has purchased swaptions which gives it the option to enter into an interest rate swap in which it pays a fixed interest rate and receives a floating interest rate in order to decrease exposure to interest rate risk. A purchased swaption of this type becomes more valuable as the reference interest rate increases relative to the preset interest rate.

During the reporting period, the Fund had an ending monthly average market value of $364,271 on purchased swaptions.

Counterparty Credit Risk. Derivative positions are subject to the risk that the counterparty will not fulfill its obligation to the Fund. The Fund intends to enter into derivative transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund. For OTC options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Continued

6. Use of Derivatives (Continued)

in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform.

To reduce counterparty risk with respect to OTC transactions, the Fund has entered into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) master agreements, which allow the Fund to make (or to have an entitlement to receive) a single net payment in the event of default (close-out netting) for outstanding payables and receivables with respect to certain OTC positions in swaps, options, swaptions, and forward currency exchange contracts for each individual counterparty. In addition, the Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to ISDA master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Fund.

At period end, the Fund has required certain counterparties to post collateral of $7,182,841.

ISDA master agreements include credit related contingent features which allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA master agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Consolidated Statement of Assets and Liabilities. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

The Fund’s risk of loss from counterparty credit risk on exchange-traded derivatives cleared through a clearinghouse and for centrally cleared swaps is generally considered lower than as compared to OTC derivatives. However, counterparty credit risk exists with respect to initial and variation margin deposited/paid by the Fund that is held in futures commission merchant, broker and/or clearinghouse accounts for such exchange-traded derivatives and for centrally cleared swaps.

With respect to centrally cleared swaps, such transactions will be submitted for clearing, and if cleared, will be held in accounts at futures commission merchants or brokers that are members of clearinghouses. While brokers, futures commission merchants and clearinghouses are required to segregate customer margin from their own assets, in the event that a broker, futures commission merchant or clearinghouse becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker, futures commission merchant or clearinghouse for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s, futures commission merchant’s or clearinghouse’s customers, potentially resulting in losses to the Fund.

There is the risk that a broker, futures commission merchant or clearinghouse will decline to clear a transaction on the Fund’s behalf, and the Fund may be required to pay a termination fee to the executing broker with whom the Fund initially enters into the transaction. Clearinghouses may also be permitted to terminate centrally cleared swaps at any time. The Fund is also subject to the risk that the broker or futures commission merchant will improperly use the Fund’s assets deposited/paid as initial or variation margin to satisfy payment obligations of another customer. In the event of a default by another customer of the broker or futures commission merchant, the Fund might not receive its variation margin payments from the clearinghouse, due to the manner in which variation margin payments are aggregated for all customers of the broker/futures commission merchant.

Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker, futures commission merchant or clearinghouse for exchange-traded and cleared derivatives, including centrally cleared swaps. Brokers, futures commission merchants and clearinghouses can ask for margin in excess of the regulatory minimum, or increase the margin amount, in certain circumstances.

Collateral terms are contract specific for OTC derivatives. For derivatives traded under an ISDA master agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund or the counterparty.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Consolidated Statement of Assets and Liabilities as cash pledged as collateral. Non-cash collateral pledged by the Fund, if any, is noted in the Consolidated Statement of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold (e.g. $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance.

The following table presents by counterparty the Fund’s OTC derivative assets net of the related collateral pledged by the Fund at period end:

		Gross Amounts Not Offset in the Consolidated Statement of Assets & Liabilities
Counterparty	Gross Amounts Not Offset in the Consolidated Statement of Assets & Liabilities*	Financial Instruments Available for Offset	Financial Instruments Collateral Received**	Cash Collateral Received**	Net Amount
Bank of America NA	$1,527,443	$(525,990)	$(1,001,453)	$–	$–
Barclays Bank plc	5,602	(5,602)	–	–	–
BNP Paribas	11,151	–	–	–	11,151
Citibank NA	1,441,183	(316,768)	(1,124,415)	–	–
Deutsche Bank AG	217,022	(217,022)	–	–	–
Goldman Sachs Bank USA	1,060,156	(862,367)	(197,789)	–	–
Goldman Sachs International	1,253,558	–	(814,469)	–	439,089
HSBC Bank USA NA	1,607,698	(121,291)	–	(1,486,407)	–

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6. Use of Derivatives (Continued)

		Gross Amounts Not Offset in the Consolidated Statement of Assets & Liabilities
Counterparty	Gross Amounts Not Offset in the Consolidated Statement of Assets & Liabilities*	Financial Instruments Available for Offset	Financial Instruments Collateral Received**	Cash Collateral Received**	Net Amount
JPMorgan Chase Bank NA	$1,820,699	$(369,863)	$ (1,450,836)	$–	$–
Morgan Stanley	4,315	–	–	–	4,315
Morgan Stanley Capital Services, Inc.	79,020	(17,384)	–	–	61,636
Toronto Dominion Bank	42,441	(42,347)	–	–	94

	$9,070,288	$(2,478,634)	$(4,588,962)	$(1,486,407)	$516,285

*OTC derivatives are reported gross on the Consolidated Statement of Assets and Liabilities. Exchange traded options and margin related to centrally cleared swaps and futures, if any, are excluded from these reported amounts.

**Reported collateral posted for the benefit of the Fund within this table is limited to the net outstanding amount due from an individual counterparty. The collateral posted for the benefit of the Fund may exceed these amounts.

The following table presents by counterparty the Fund’s OTC derivative liabilities net of the related collateral pledged by the Fund at period end:

		Gross Amounts Not Offset in the Consolidated Statement of Assets & Liabilities
Counterparty	Gross Amounts Not Offset in the Consolidated Statement of Assets & Liabilities*	Financial Instruments Available for Offset	Financial Instruments Collateral Pledged**	Cash Collateral Pledged**	Net Amount
Bank of America NA	$(525,990)	$525,990	$–	$–	$–
Barclays Bank plc	(63,505)	5,602	–	–	(57,903)
Citibank NA	(316,768)	316,768	–	–	–
Deutsche Bank AG	(834,953)	217,022	617,931	–	–
Goldman Sachs Bank USA	(862,367)	862,367	–	–	–
Goldman Sachs Group, Inc. (The)	(721,388)	–	–	–	(721,388)
HSBC Bank USA NA	(121,291)	121,291	–	–	–
JPMorgan Chase Bank NA	(369,863)	369,863	–	–	–
Morgan Stanley Capital Services, Inc.	(17,384)	17,384	–	–	–
Nomura Global Financial Products, Inc.	(383,100)	–	383,100	–	–
Toronto Dominion Bank	(42,347)	42,347	–	–	–
	$(4,258,956)	$2,478,634	$1,001,031	$–	$(779,291)

*OTC derivatives are reported gross on the Consolidated Statement of Assets and Liabilities. Exchange traded options and margin related to centrally cleared swaps and futures, if any, are excluded from these reported amounts.

**Reported collateral pledged within this table is limited to the net outstanding amount due from the Fund. The securities pledged as collateral by the Fund as reported on the Consolidated Statements of Investments may exceed these amounts.

The following table presents the valuations of derivative instruments by risk exposure as reported within the Consolidated Statement of Assets and Liabilities at period end:

	Asset Derivatives			Liability Derivatives
Derivatives Not Accounted for as Hedging Instruments	Consolidated Statement of Assets and Liabilities Location	Value		Consolidated Statement of Assets and Liabilities Location	Value
Credit contracts	Swaps, at value	$15,466		Swaps, at value	$360,411
Equity contracts	Swaps, at value	2,077,250		Swaps, at value	512,972
Volatility contracts	Swaps, at value	19,382		Swaps, at value	73,115
Credit contracts	Centrally cleared swaps, at value	520,990		Centrally cleared swaps, at value	1,991,821
Interest rate contracts	Centrally cleared swaps, at value	691,517		Centrally cleared swaps, at value	286,207
Commodity contracts	Variation margin receivable	16,763	*	Variation margin payable	91,742	*
Equity contracts	Variation margin receivable	109,024	*	Variation margin payable	169,012	*
Interest rate contracts	Variation margin receivable	27,282	*	Variation margin payable	111,919	*
	Unrealized appreciation on			Unrealized depreciation on
Forward currency	forward currency exchange			forward currency exchange
exchange contracts	contracts	4,565,950		contracts	1,280,866
Forward currency exchange contracts				Options written, at value	2,031,592
Equity contracts	Investments, at value	3,640	**
Forward currency exchange contracts	Investments, at value	2,031,992	**
Interest rate contracts	Investments, at value	360,248	**

43    OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Continued

6. Use of Derivatives (Continued)

	Asset Derivatives		Liability Derivatives
Derivatives Not Accounted for as Hedging Instruments	Consolidated Statement of Assets and Liabilities Location	Value	Consolidated Statement of Assets and Liabilities Location	Value
Total		$10,439,504		$6,909,657

*Includes only the current day’s variation margin. Prior variation margin movements have been reflected in cash on the Consolidated Statement of Assets and Liabilities upon receipt or payment.

**Amounts relate to purchased option contracts and purchased swaption contracts, if any.

The effect of derivative instruments on the Consolidated Statement of Operations is as follows:

Amount of Realized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Investment from unaffiliated companies (including premiums on options exercised)*	Closing and expiration of option contracts written	Closing and expiration of futures contracts	Foreign currency transactions	Swap contracts	Total
Commodity contracts	$—	$—	$612,819	$—	$—	$612,819
Credit contracts	—	—	—	—	(2,069,356)	(2,069,356)
Equity contracts	(782,951)	—	(9,336,056)	—	4,729,506	(5,389,501)
Forward currency exchange contracts	(551,815)	6,379,729	—	(4,536,524)	—	1,291,390
Interest rate contracts	(407,472)	—	243,838	—	378,122	214,488
Volatility contracts	—	—	565,778	—	(431,910)	133,868

Total	$(1,742,238)	$6,379,729	$(7,913,621)	$(4,536,524)	$2,606,362	$(5,206,292)

*Includes purchased option contracts, purchased swaption contracts, written option contracts exercised and written swaption contracts exercised, if any.

Amount of Change in Unrealized Gain or (Loss) Recognized on Derivatives

Derivatives Not Accounted for as Hedging Instruments	Investments*	Option contracts written	Futures contracts	Translation of assets and liabilities denominated in foreign currencies	Swap contracts	Total
Commodity contracts	$—	$—	$116,314	$—	$—	$116,314
Credit contracts	—	—	—	—	520,531	520,531
Equity contracts	190,109	51,594	932,537	—	3,058,424	4,232,664
Forward currency exchange contracts	493,965	(237,337)	—	(863,245)	—	(606,617)
Interest rate contracts	167,174	—	93,927	—	295,360	556,461
Volatility contracts	—	—	152,019	—	129,133	281,152

Total	$851,248	$(185,743)	$1,294,797	$(863,245)	$4,003,448	$5,100,505

*Includes purchased option contracts and purchased swaption contracts, if any.

7. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended December 31, 2016		Year Ended December 31, 2015
	Shares	Amount	Shares	Amount
Non-Service Shares
Sold	133,545	$1,338,377	15,762,717	$159,728,797
Dividends and/or distributions reinvested	560,049	5,544,486	143,442	1,382,778
Redeemed	(2,232,493)	(22,255,753)	—	—
Net increase (decrease)	(1,538,899)	$(15,372,890)	15,906,159	$161,111,575

44    OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

7. Shares of Beneficial Interest (Continued)

	Year Ended December 31, 2016		Year Ended December 31, 2015
	Shares	Amount	Shares	Amount

Service Shares
Sold	103,428	$1,019,688	145,309	$1,456,569
Dividends and/or distributions reinvested	2,972	29,364	203	1,954
Redeemed	(39,783)	(391,520)	(87,055)	(871,516)

Net increase	66,617	$657,532	58,457	$587,007

8. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IGMMF, for the reporting period were as follows:

	Purchases	Sales
Investment securities	$202,793,882	$230,803,831

9. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule
Up to $500 million	1.00%
Next $500 million	0.95
Next $4 billion	0.90
Over $5 billion	0.88

The Manager also provides investment management related services to the Subsidiary. The Subsidiary pays the Manager a monthly management fee at an annual rate according to the above schedule. The Subsidiary also pays certain other expenses including custody and directors’ fees.

The Fund’s effective management fee for the reporting period was 1.00% of average annual net assets before any Subsidiary management fees or any applicable waivers.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund and the Subsidiary. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund and the Subsidiary, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Sub-Sub-Adviser Fees. The Sub-Adviser retains the Sub-Sub-Adviser to provide the day-today portfolio management of the Fund. Under the Sub-Sub-Advisory Agreement, the Sub-Adviser pays the Sub-Sub-Adviser an annual fee in monthly installments, based on the average daily net assets of the Fund. The fee paid to the Sub-Sub-Adviser under the Sub-Sub-Advisory agreement is paid by the Sub-Adviser, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets. Fees incurred and average net assets for each class with respect to these services are detailed in the Consolidated Statement of Operations and Consolidated Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustees under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustees. The Fund purchases shares of the funds selected for deferral by the Trustees in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Consolidated Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Distribution and Service Plan for Service Shares. The Fund has adopted a Distribution and Service Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act for Service shares to pay OppenheimerFunds Distributor, Inc. (the “Distributor”), for distribution related services, personal service and account maintenance for the Fund’s Service shares. Under the Plan, payments are made periodically at an annual rate of 0.25% of the daily net assets of

45    OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Continued

9. Fees and Other Transactions with Affiliates (Continued)

Service shares of the Fund. The Distributor currently uses all of those fees to compensate sponsors of the insurance product that offers Fund shares, for providing personal service and maintenance of accounts of their variable contract owners that hold Service shares. These fees are paid out of the Fund’s assets on an on-going basis and increase operating expenses of the Service shares, which results in lower performance compared to the Fund’s shares that are not subject to a service fee. Fees incurred by the Fund under the Plan are detailed in the Consolidated Statement of Operations.

Waivers and Reimbursements of Expenses. The Manager has contractually agreed to waive fees and/or reimburse expenses to limit the Fund’s “Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses” (excluding any applicable dividends tied to short sales expense, taxes, interest and fees from borrowing, any subsidiary expenses, Acquired Fund Fees and Expenses, brokerage commissions, unusual and infrequent expenses and certain other Fund expenses) so that, as percentages of average daily net assets, those expenses will not exceed the annual rate of 1.20% for Non-Service shares and 1.45% for Service shares. During the reporting period, the Manager waived fees and/or reimbursed the Fund $5,013 and $66 for Non-Service and Service shares, respectively.

The Manager has contractually agreed to waive the management fee it receives from the Fund in an amount equal to the management fee it receives from the Subsidiary. During the reporting period, the Manager waived $114,747.

The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IGMMF. During the reporting period, the Manager waived fees and/or reimbursed the Fund $33,403 for IGMMF management fees.

Waivers and/or reimbursements may be modified or terminated as set forth according to the terms in the prospectus.

10. Borrowings and Other Financing

Securities Sold Short. The Fund sells securities that it does not own, and it will therefore be obligated to purchase such securities at a future date. Upon entering into a short position, the Fund is required to segregate cash or securities at its custodian which are pledged for the benefit of the lending broker and/or to deposit and pledge cash directly at the lending broker, with a value equal to a certain percentage, exceeding 100%, of the value of the securities that it sold short. Cash that has been segregated and pledged for this purpose will be disclosed on the Consolidated Statement of Assets and Liabilities; securities that have been segregated and pledged for this purpose are disclosed as such in the Consolidated Statement of Investments. The aggregate market value of such cash and securities at period end is $53,878,429. The value of the open short position is recorded as a liability, and the Fund records an unrealized gain or loss to the extent of the difference between the proceeds received and the change in value of the open short position. The Fund records a realized gain or loss when the short position is closed out. By entering into short sales, the Fund bears the market risk of increases in value of the security sold short in excess of the proceeds received. Until the security is replaced, the Fund is required to pay the lender any dividend or interest earned. Dividend expense on short sales is treated as an expense in the Consolidated Statement of Operations.

Joint Credit Facility. A number of mutual funds managed by the Manager participate in a $1.3 billion revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with atypical redemption activity. Expenses and fees related to the Facility are paid by the participating funds and are disclosed separately or as other expenses on the Consolidated Statement of Operations. The Fund did not utilize the Facility during the reporting period.

11. Prior Period Reclassification

An adjustment to reflect a prior period reclassification between net investment income and net change in unrealized appreciation (depreciation) on investments and/or net realized gain (loss) on investments during the years ending December 31, 2014 and 2015 has been made to properly reflect income distributions received by the Fund from two of its investments.

The following adjustments are reflected in the respective fiscal years per the Consolidated Statements of Changes in Net Assets and the Consolidated Financial Highlights:

	2014	2015
Net investment income (loss)	$3,699	$696,112
Net realized gain (loss)	360	3,812
Net change in unrealized appreciation/depreciation	(4,059)	(699,924)

The cumulative impact of these adjustments are also reflected in the respective component of net assets on the Consolidated Statement of Assets and liabilities and had no impact on total net assets or net asset values per share of the Fund.

12. Pending Litigation

In 2009, several putative class action lawsuits were filed and later consolidated before the U.S. District Court for the District of Colorado in connection with the investment performance of Oppenheimer Rochester California Municipal Fund (the “California Fund”), a fund advised by OppenheimerFunds, Inc. (“OFI”) and distributed by OppenheimerFunds Distributor, Inc. (“OFDI”). The plaintiffs asserted claims against OFI, OFDI and certain present and former trustees and officers of the California Fund under the federal securities laws, alleging, among other things, that the disclosure documents of the California Fund contained misrepresentations and omissions and the investment policies of the California Fund were not followed. An amended complaint and a motion to dismiss were filed, and in 2011, the court issued an order which granted in part and denied in part the defendants’ motion

46    OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

12. Pending Litigation (Continued)

to dismiss. In October 2015, following a successful appeal by defendants and a subsequent hearing, the court granted plaintiffs’ motion for class certification and appointed class representatives and class counsel.

OFI and OFDI believe the suit is without merit; that it is premature to render any opinion as to the likelihood of an outcome unfavorable to them in the suit; and that no estimate can yet be made as to the amount or range of any potential loss. Furthermore, OFI believes that the suit should not impair the ability of OFI or OFDI to perform their respective duties to the Fund and that the outcome of the suit should not have any material effect on the operations of any of the Oppenheimer funds.

47    OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of Oppenheimer Variable Account Funds:

We have audited the accompanying consolidated statement of assets and liabilities of Oppenheimer Global Multi-Alternatives Fund/VA (a separate series of Oppenheimer Variable Account Funds) and subsidiary, including the consolidated statement of investments, as of December 31, 2016, and the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the years in the two-year period then ended, and the consolidated financial highlights for each of the years or periods in the four-year period then ended. These consolidated financial statements and consolidated financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these consolidated financial statements and consolidated financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements and consolidated financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Global Multi-Alternatives Fund/VA and subsidiary as of December 31, 2016, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the consolidated financial highlights for each of the years or periods in the four-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Denver, Colorado

February 24, 2017

48 OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

FEDERAL INCOME TAX INFORMATION Unaudited

In early 2017, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2016.

Dividends, if any, paid by the Fund during the reporting period which are not designated as capital gain distributions should be multiplied by the maximum amount allowable but not less than 18.18% to arrive at the amount eligible for the corporate dividend-received deduction.

The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

49    OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY, SUB-ADVISORY AND SUB-SUB ADVISORY AGREEMENTS Unaudited

The Fund has entered into an investment advisory agreement with OFI Global Asset Management, Inc. (“OFI Global” or the “Adviser”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). OFI Global has entered into a sub-advisory agreement with OFI whereby OFI provides investment sub-advisory services to the Fund, and OFI has entered into sub-sub-advisory agreements with Cornerstone Real Estate Advisers LLC1 (“Cornerstone”) and OFI SteelPath, Inc. (“OFI SteelPath”) whereby OFI SteelPath and Cornerstone provide investment sub-sub-advisory services to the Fund (collectively, all the investment advisory agreements are referred to as the “Agreements”, “OFI Global” and “OFI” are referred to as the “Managers” and “OFI SteelPath” and “Cornerstone” are referred to as the “Sub-Sub Advisers”). Each year, the Board of Trustees (the “Board”), including a majority of the independent Trustees, is required to determine whether to approve the terms of the Agreements and the renewal thereof. The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Managers and Sub-Sub Advisers provide, such information as may be reasonably necessary to evaluate the terms of the Agreements. The Board employs an independent consultant to prepare a report that provides information, including comparative information that the Board requests for that purpose. In addition to in-person meetings focused on this evaluation, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.

The Managers and Sub-Sub Advisers and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Managers’ and Sub-Sub Advisers’ services, (ii) the comparative investment performance of the Fund and the Managers and Sub-Sub Advisers, (iii) the fees and expenses of the Fund, including comparative fee and expense information, (iv) the profitability of the Managers, Sub-Sub Advisers and their affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Managers and Sub-Sub Advisers from their relationship with the Fund. The Board was aware that there are alternatives to retaining the Managers and Sub-Sub Advisers.

Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.

Nature, Quality and Extent of Services. The Board considered information about the nature, quality and extent of the services provided to the Fund and information regarding the Managers’ and the Sub-Sub Advisers’ key personnel who provide such services. The Sub-Sub Advisers duties include providing the Fund with the services of the portfolio managers and the Sub-Sub-Advisers’ investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments; and securities trading services. OFI Global is responsible for oversight of other third-party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions; and risk management. OFI Global is also responsible for providing certain administrative services to the Fund. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the U.S. Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by federal and state securities laws for the sale of the Fund’s shares. OFI Global also provides the Fund with office space, facilities and equipment.

    The Board also considered the quality of the services provided and the quality of the Managers’ and Sub-Sub Advisers’ resources that are available to the Fund. The Board took account of the fact that the Sub-Adviser has over fifty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Managers’ advisory, administrative, accounting, legal, compliance and risk management services, and information the Board has received regarding the experience and professional qualifications of the Managers’ key personnel and the size and functions of its staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Mark Hamilton, Benjamin Rockmuller, Dokyoung Lee and Alessio de Longis, the portfolio managers for the Fund, and the Sub-Sub-Advisers’ investment team and analysts. The Board members also considered the totality of their experiences with the Managers and Sub-Sub Advisers as directors or trustees of the Fund and other funds advised by the Managers and Sub-Sub Advisers. The Board considered information regarding the quality of services provided by affiliates of the Managers, which the Board members have become knowledgeable about through their experiences with the Managers and in connection with the renewal of the Fund’s service agreements. The Board concluded, in light of the Managers’ and Sub-Sub Advisers’ experience, reputation, personnel, operations and resources that the Fund benefits from the services provided under the Agreements.

Investment Performance of the Managers and the Fund. Throughout the year, the Managers provided information on the investment performance of the Fund, the Adviser, the Sub-Adviser and the Sub-Sub-Advisers, including comparative performance information. The Board also reviewed information, prepared by the Managers and by the independent consultant, comparing the Fund’s historical performance to relevant market indices and to the performance of other multialternative funds underlying variable insurance products. The Board considered that the Fund underperformed its performance category median for the one-year period. The Board also considered that the Fund was launched on November 14, 2013 and therefore, has a relatively short performance record. The Board also noted the Adviser’s assertion that the Fund’s performance has improved in 2016, and that the Fund has outperformed its category for the year-to-date and one-year periods ended June 30, 2016.

Fees and Expenses of the Fund. The Board reviewed the fees paid to the Adviser and the other expenses borne by the Fund. The Board noted that the Adviser, not the Fund, pays the Sub-Adviser’s fee under the sub-advisory agreement and the Sub-Adviser pays the Sub-Sub-Advisers’ fees under the sub-sub-advisory agreements. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other multialternative funds underlying variable insurance products. In reviewing the fees and expenses charged to the Fund, the Board considered the Adviser’s assertion that, because there is much greater disparity in the fees and services that may be provided by a manager to a VA fund as opposed to a retail fund, when comparing the expenses of the Fund to those of retail funds, it is most appropriate to focus on total expenses (rather than on the management fees). Accordingly, while the Board reviewed and considered all expenses, it focused on total expenses. The Board considered that the Fund’s total expenses, net of waivers, were 3 basis points higher than its category median and equal to its peer group median. The Board also considered

1. Subsequent to the renewal of the sub-sub-advisory agreement, Cornerstone changed its name to Barings Real Estate Advisers LLC and then to Barings LLC.

50     OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY, SUB-ADVISORY AND SUB-SUB ADVISORY AGREEMENTS Unaudited / Continued

that the Fund’s contractual management fee was lower than its peer group median and category median. The Board further considered that the Adviser has contractually agreed to limit the Fund’s total annual operating expenses so that those expenses, as percentages of daily net assets, will not exceed the annual rate of 1.20% for Non-Service Shares and 1.45% for Service Shares. This waiver and/or reimbursement may not be amended or withdrawn for one year from the date of the Fund’s prospectus, unless approved by the Board.

Economies of Scale and Profits Realized by the Managers. The Board considered information regarding the Managers’ costs in serving as the Fund’s investment adviser, sub-adviser and sub-sub-advisers, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Managers’ profitability from their relationship with the Fund. The Board also considered that the Managers must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund. The Board reviewed whether the Managers may realize economies of scale in managing and supporting the Fund. The Board noted that the Fund has management fee breakpoints, which are intended to share with Fund shareholders economies of scale that may exist as the Fund’s assets grow.

Other Benefits to the Managers and Sub-Sub Advisers. In addition to considering the profits realized by the Managers and Sub-Sub Advisers, the Board considered information that was provided regarding the direct and indirect benefits the Managers and Sub-Sub Advisers receive as a result of their relationship with the Fund, including compensation paid to the Managers’ affiliates and research provided to the Adviser in connection with permissible brokerage arrangements (soft dollar arrangements).

Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees’ counsel are independent of the Managers and Sub-Sub Advisers within the meaning and intent of the Securities and Exchange Commission Rules.

Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, decided to continue the Agreements through August 31, 2017. In arriving at its decision, the Board did not identify any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreements, including the management fees, in light of all the surrounding circumstances.

51     OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

PORTFOLIO PROXY VOTING POLICIES AND GUIDELINES; UPDATES TO STATEMENTS OF

INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Guidelines under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Guidelines is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

52     OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

DISTRIBUTION SOURCES Unaudited

For any distribution that took place over the last six months of Fund’s reporting period, the table below details on a per-share basis the percentage of the Fund’s total distribution payment amount that was derived from the following sources: net income, net profit from the sale of securities, and other capital sources. This information is based upon income and capital gains using generally accepted accounting principles as of the date of each distribution. For certain securities, such as Real Estate Investment Trusts (“REITs”) and Master Limited Partnerships (“MLPs”), the percentages attributed to each category are estimated using historical information because the character of the amounts received from the REITs and MLPs in which the Fund invests is unknown until after the end of the calendar year. Because the Fund is actively managed, the relative amount of the Fund’s total distributions derived from various sources over the calendar year may change. Please note that this information should not be used for tax reporting purposes as the tax character of distributable income may differ from the amounts used for this notification. You will receive IRS tax forms in the first quarter of each calendar year detailing the actual amount of the taxable and non-taxable portion of distributions paid to you during the tax year.

For the most current information, please go to oppenheimerfunds.com. Select your Fund, then the ‘Detailed’ tab; where ‘Dividends’ are shown, the Fund’s latest pay date will be followed by the sources of any distribution, updated daily.

Fund Name	Pay Date	Net Income	Net Profit from Sale	Other Capital Sources
Oppenheimer Global Multi-Alternatives Fund/VA	12/22/16	37.0%	0.0%	63.0%

53    OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

TRUSTEES AND OFFICERS Unaudited

Name, Position(s) Held with the Fund, Length of Service, Age	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

Robert J. Malone, Chairman of the Board of Trustees (since 2016), Trustee (since 2002) Year of Birth: 1944	Chairman - Colorado Market of MidFirst Bank (since January 2015); Chairman of the Board (2012-2016) and Director (August 2005-March 2016) of Jones International University (educational organization); Trustee of the Gallagher Family Foundation (non-profit organization) (2000-2015); Chairman, Chief Executive Officer and Director of Steele Street Bank Trust (commercial banking) (August 2003-January 2015); Board of Directors of Opera Colorado Foundation (non-profit organization) (2008- 2012); Director of Colorado UpLIFT (charitable organization) (1986-2010); Director of Jones Knowledge, Inc. (2006-2010); Former Chairman of U.S. Bank-Colorado (subsidiary of U.S. Bancorp and formerly Colorado National Bank) (July 1996-April 1999); Director of Commercial Assets, Inc. (real estate investment trust) (1993-2000); Director of U.S. Exploration, Inc. (oil and gas exploration) (1997-February 2004); Chairman of the Board (1991-1994) and Trustee (1985-1994) of Regis University; and Chairman of the Board (1990-1991) and Trustee (1984-1999) of Young Presidents Organization. Oversees 47 portfolios in the OppenheimerFunds complex. Mr. Malone has served on the Boards of certain Oppenheimer funds since 2002, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Jon S. Fossel, Trustee (since 1990) Year of Birth: 1942	Chairman of the Board of Jack Creek Preserve Foundation (non-profit organization) (since March 2005); Director of Jack Creek Preserve Foundation (non-profit organization) (March 2005-December 2014); Chairman of the Board (2006-December 2011) and Director (June 2002-December 2011) of UNUMProvident (insurance company); Director of Northwestern Energy Corp. (public utility corporation) (November 2004-December 2009); Director of P.R. Pharmaceuticals (October 1999-October 2003); Director of Rocky Mountain Elk Foundation (non-profit organization) (February 1998-February 2003 and February 2005-February 2007); Chairman and Director (until October 1996) and President and Chief Executive Officer (until October 1995) of OppenheimerFunds, Inc.; President, Chief Executive Officer and Director of the following: Oppenheimer Acquisition Corp. (“OAC”) (parent holding company of OppenheimerFunds, Inc.), Shareholders Services, Inc. and Shareholder Financial Services, Inc. (until October 1995). Oversees 47 portfolios in the OppenheimerFunds complex. Mr. Fossel has served on the Boards of certain Oppenheimer funds since 1990, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Richard F. Grabish, Trustee (since 2012) Year of Birth: 1948	Formerly Senior Vice President and Assistant Director of Sales and Marketing (March 1997-December 2007), Director (March 1987-December 2007) and Manager of Private Client Services (June 1985-June 2005) of A.G. Edwards & Sons, Inc. (broker/dealer and investment firm); Chairman and Chief Executive Officer of A.G. Edwards Trust Company, FSB (March 2001-December 2007); President and Vice Chairman of A.G. Edwards Trust Company, FSB (investment adviser) (April 1987-March 2001); President of A.G. Edwards Trust Company, FSB (investment adviser) (June 2005-December 2007). Oversees 47 portfolios in the OppenheimerFunds complex. Mr. Grabish has served on the Boards of certain Oppenheimer funds since 2001, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Beverly L. Hamilton, Trustee (since 2002) Year of Birth: 1946	Trustee of Monterey Institute for International Studies (educational organization) (2000-2014); Board Member of Middlebury College (educational organization) (December 2005-June 2011); Chairman (2010-2016) of American Funds’ Emerging Markets Growth Fund, Inc. (mutual fund); Director of The California Endowment (philanthropic organization) (April 2002-April 2008); Director (February 2002-2005) and Chairman of Trustees (2006-2007) of the Community Hospital of Monterey Peninsula; Director (October 1991-2005) and Vice Chairman (2006-2009) of American Funds’ Emerging Markets Growth Fund, Inc. (mutual fund); President of ARCO Investment Management Company (February 1991-April 2000); Member of the investment committees of The Rockefeller Foundation (2001-2006) and The University of Michigan (since 2000); Advisor at Credit Suisse First Boston’s Sprout venture capital unit (venture capital fund) (1994-January 2005); Trustee of MassMutual Institutional Funds (investment company) (1996-June 2004); Trustee of MML Series Investment Fund (investment company) (April 1989-June 2004); Member of the investment committee of Hartford Hospital (2000-2003); and Advisor to Unilever (Holland) pension fund (2000-2003). Oversees 47 portfolios in the OppenheimerFunds complex. Ms. Hamilton has served on the Boards of certain Oppenheimer funds since 2002, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Victoria J. Herget, Trustee (since 2012) Year of Birth:1951	Board Chair (2008-2015) and Director (2004-Present), United Educators (insurance company); Trustee (since 2000) and Chair (since 2010), Newberry Library (independent research library); Trustee, Mather LifeWays (senior living organization) (since 2001); Independent Director of the First American Funds (mutual fund family) (2003-2011); former Managing Director (1993-2001), Principal (1985-1993), Vice President (1978-1985) and Assistant Vice President (1973-1978) of Zurich Scudder Investments (investment adviser) (and its predecessor firms); Trustee (1992-2007), Chair of the Board of Trustees (1999-2007), Investment Committee Chair (1994-1999) and Investment Committee member (2007-2010) of Wellesley College; Trustee, BoardSource (non-profit organization) (2006-2009) and Chicago City Day School (K-8 School) (1994-2005). Oversees 47 portfolios in the OppenheimerFunds complex. Ms. Herget has served on the Boards of certain Oppenheimer funds since 2012, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

54    OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

F. William Marshall, Jr., Trustee (since 2000) Year of Birth: 1942	Trustee Emeritus of Worcester Polytech Institute (WPI) (private university) (since 2009); Trustee of MassMutual Select Funds (formerly MassMutual Institutional Funds) (investment company) (1996-2015), MML Series Investment Fund (investment company) (1996-2015) and Mass Mutual Premier Funds (investment company) (January 2012-December 2015); President and Treasurer of the SIS Fund (private charitable fund) (January 1999-March 2011); Former Trustee of WPI (1985-2008); Former Chairman of the Board (2004-2006) and Former Chairman of the Investment Committee of WPI (1994-2008); Chairman of SIS Family Bank, F.S.B. (formerly SIS Bank) (commercial bank) (January 1999-July 1999); Executive Vice President of Peoples Heritage Financial Group, Inc. (commercial bank) (January 1999-July 1999); and Former President and Chief Executive Officer of SIS Bancorp. (1993-1999). Oversees 47 portfolios in the OppenheimerFunds complex. Mr. Marshall has served on the Boards of certain Oppenheimer funds since 2000, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Karen L. Stuckey, Trustee (since 2012) Year of Birth: 1953	Member (since May 2015) of Desert Mountain Community Foundation Advisory Board (non-profit organization); Partner (1990-2012) of PricewaterhouseCoopers LLP (professional services firm) (held various positions 1975-1990); Trustee (1992- 2006), member of Executive, Nominating and Audit Committees and Chair of Finance Committee (1992-2006), and Emeritus Trustee (since 2006) of Lehigh University; and member, Women’s Investment Management Forum (professional organization) since inception. Oversees 47 portfolios in the OppenheimerFunds complex. Ms. Stuckey has served on the Boards of certain Oppenheimer funds since 2012, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

James D. Vaughn, Trustee (since 2012) Year of Birth:1945	Retired; former managing partner (1994-2001) of Denver office of Deloitte & Touche LLP, (held various positions 1969- 1993); Trustee and Chairman of the Audit Committee of Schroder Funds (2003-2012); Board member and Chairman of Audit Committee of AMG National Trust Bank (since 2005); Trustee and Investment Committee member, University of South Dakota Foundation (since 1996); Board member, Audit Committee Member and past Board Chair, Junior Achievement (since 1993); former Board member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network. Oversees 47 portfolios in the OppenheimerFunds complex. Mr. Vaughn has served on the Boards of certain Oppenheimer funds since 2012, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.
INTERESTED TRUSTEE AND OFFICER	Mr. Steinmetz is an “Interested Trustee” because he is affiliated with the Manager and the Sub-Adviser by virtue of his positions as Chairman and director of the Sub-Adviser and officer and director of the Manager. Both as a Trustee and as an officer, Mr. Steinmetz serves for an indefinite term, or until his resignation, retirement, death or removal. Mr. Steinmetz’s address is 225 Liberty Street, New York, New York 10281-1008.

Arthur P. Steinmetz, Trustee (Since 2015), President and Principal Executive Officer (since 2014) Year of Birth: 1958	Chairman of OppenheimerFunds, Inc. (since January 2015); CEO and Chairman of OFI Global Asset Management, Inc. (since July 2014), President of OFI Global Asset Management, Inc. (since May 2013), a Director of OFI Global Asset Management, Inc. (since January 2013), Director of OppenheimerFunds, Inc. (since July 2014), President, Management Director and CEO of Oppenheimer Acquisition Corp. (OppenheimerFunds, Inc.‘s parent holding company) (since July 2014), and President and Director of OFI SteelPath, Inc. (since January 2013). Chief Investment Officer of the OppenheimerFunds advisory entities from (January 2013-December 2013); Executive Vice President of OFI Global Asset Management, Inc. (January 2013-May 2013); Chief Investment Officer of OppenheimerFunds, Inc. (October 2010-December 2012); Chief Investment Officer, Fixed- Income, of OppenheimerFunds, Inc. (April 2009-October 2010); Executive Vice President of OppenheimerFunds, Inc. (October 2009-December 2012); Director of Fixed Income of OppenheimerFunds, Inc. (January 2009-April 2009); and a Senior Vice President of OppenheimerFunds, Inc. (March 1993-September 2009). An officer of 103 portfolios in the OppenheimerFunds complex.
OTHER OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Messrs. Hamilton, Lee, Rockmuller, de Longis, Mss. Lo Bessette, Foxson and Picciotto, 225 Liberty Street, New York, New York 10281-1008, for Mr. Petersen, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

Mark Hamilton, Vice President (since 2013) Year of Birth: 1965	Chief Investment Officer, Asset Allocation of the Sub-Adviser (since April 2013) and a Senior Vice President of the Sub-Adviser (since April 2013). Mr. Hamilton served at AllianceBernstein L.P. (from 1994-2013), as an Investment Director of Dynamic Asset Allocation (from 2010-2013), Head of North American Blend Team (from 2009-2010), and Senior Portfolio Manager of Blend Strategies (from 2006-2010). A portfolio manager and officer of other portfolios in the OppenheimerFunds complex.

Dokyoung Lee, Vice President (since 2014) Year of Birth: 1965	Director of Research, Global Multi-Asset Group (since October 2013) and a Senior Vice President of the Sub-Adviser (since October 2013). Mr. Lee served at Alliance Bernstein L.P. (1994-2013): Director of Research for Strategic Asset Allocation (2011-2013), Director of Research for Blend Strategies (2008-2011), Head of Asia Pacific Blend Strategies (2005-2008), Head of Quantitative Research and Senior Portfolio Manager for Japan Value Equities (2001-2005), Portfolio Manager for Emerging Markets Value Equities (1997-2001), and Quantitative Analyst for US Value Equities (1994-1997). A portfolio manager and officer of other portfolios in the OppenheimerFunds complex.

Benjamin H. Rockmuller, Vice President (since 2014) Year of Birth: 1979	Vice President of the Sub-Adviser (since September 2010); Assistant Vice President of the Sub-Adviser (January 2010-August 2010); Portfolio Manager of the Sub-Adviser (since July 2010); Senior Analyst of the Sub-Adviser for the Global Debt Team (January 2010-July 2010); Intermediate Analyst of the Sub-Adviser for the Global Debt Team (January 2007-January 2010); Junior Analyst of the Sub-Adviser for the Global Debt Team (April 2004-January 2007) and Junior Analyst of the Sub-Adviser for the High Yield Team (June 2003-April 2004). A portfolio manager and an officer in the OppenheimerFunds complex.

Alessio de Longis, Vice President (since 2016) Year of Birth: 1978	Vice President of the Sub-Adviser (since June 2010); Assistant Vice President of the Sub-Adviser (May 2009-June 2010); Senior Research Analyst of the Sub-Adviser (January 2008-June 2010); Intermediate Research Analyst of the Sub-Adviser (January 2006-January 2008); Junior Analyst of the Sub-Adviser (February 2004-January 2006). A portfolio manager and an officer in the OppenheimerFunds complex.

55    OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

TRUSTEES AND OFFICERS Unaudited / Continued

Cynthia Lo Bessette, Secretary and Chief Legal Officer (since 2016) Year of Birth: 1969	Executive Vice President, General Counsel and Secretary of the Manager (since February 2016); Chief Legal Officer of the Sub-Adviser and the Distributor (since February 2016); Vice President, General Counsel and Secretary of Oppenheimer Acquisition Corp. (since February 2016); General Counsel of OFI SteelPath, Inc., VTL Associates, LLC and Index Management Solutions, LLC (since February 2016); Chief Legal Officer of OFI Global Institutional, Inc., HarbourView Asset Management Corporation, OFI Global Trust Company, Oppenheimer Real Asset Management, Inc., OFI Private Investments Inc., Shareholder Services, Inc. and Trinity Investment Management Corporation (since February 2016); Senior Vice President and Deputy General Counsel (March 2015-February 2016) and Executive Vice President, Vice President, Corporate Counsel (February 2012-March 2015) and Deputy Chief Legal Officer (April 2013-March 2015) of Jennison Associates LLC; Assistant General Counsel (April 2008-September 2009) and Deputy General Counsel (October 2009-February 2012) of Lord Abbett & Co. LLC. An officer of 103 portfolios in the OppenheimerFunds complex.

Jennifer Foxson, Vice President and Chief Business Officer (since 2014) Year of Birth: 1969	Senior Vice President of OppenheimerFunds Distributor, Inc. (since June 2014); Vice President of OppenheimerFunds Distributor, Inc. (April 2006-June 2014); Vice President of the Sub-Adviser (January 1998-March 2006); Assistant Vice President of the Sub-Adviser (October 1991-December 1998). An officer of 103 portfolios in the OppenheimerFunds complex.

Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money Laundering Officer (since 2014) Year of Birth: 1973	Senior Vice President and Chief Compliance Officer of the Manager (since March 2014); Chief Compliance Officer of the Sub- Adviser, OFI SteelPath, Inc., OFI Global Trust Company, OFI Global Institutional, Inc., Oppenheimer Real Asset Management, Inc., OFI Private Investments, Inc., Harborview Asset Management Corporation, Trinity Investment Management Corporation, and Shareholder Services, Inc. (since March 2014); Managing Director of Morgan Stanley Investment Management Inc. and certain of its various affiliated entities; Chief Compliance Officer of various Morgan Stanley Funds (May 2010-January 2014); Chief Compliance Officer of Morgan Stanley Investment Management Inc. (April 2007-January 2014). An officer of 103 portfolios in the OppenheimerFunds complex.

Brian S. Petersen, Treasurer and Principal Financial & Accounting Officer (since 2016) Year of Birth: 1970	Vice President of the Manager (since January 2013); Vice President of the Sub-Adviser (February 2007-December 2012); Assistant Vice President of the Sub-Adviser (August 2002-2007). An officer of 103 portfolios in the OppenheimerFunds complex.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge, upon request, by calling 1.800.988.8287.

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OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

A Series of Oppenheimer Variable Account Funds

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc. DBA OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG LLP

Legal Counsel	Ropes & Gray LLP

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, or calling us at 1.800.988.8287. Read prospectuses and summary prospectuses carefully before investing.

© 2017 OppenheimerFunds, Inc. All rights reserved. Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.

December 31, 2016
Oppenheimer
International Growth Fund/VA	Annual Report
A Series of Oppenheimer Variable Account Funds

ANNUAL REPORT

Listing of Top Holdings

Fund Performance Discussion

Financial Statements

PORTFOLIO MANAGERS: George R. Evans, CFA, and Robert B. Dunphy, CFA

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED 12/31/16

	Inception Date	1-Year	5-Year	10-Year
Non-Service Shares	5/13/92	-2.12%	7.64%	3.31%
Service Shares	3/19/01	-2.72	7.33	3.04
MSCI AC World ex-U.S. Index		4.50	5.00	0.96

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance and expense ratios may be lower or higher than the data quoted. For performance data current to the most recent month end, call us at 1.800.988.8287. The Fund’s total returns should not be expected to be the same as the returns of other funds, whether or not both funds have the same portfolio managers and/or similar names. The Fund’s total returns include changes in share price and reinvested distributions but do not include the charges associated with the separate account products that offer this Fund. Such performance would have been lower if such charges were taken into account.

TOP HOLDINGS AND ALLOCATIONS

TOP TEN COMMON STOCK HOLDINGS

Infineon Technologies AG	2.1%
Dollarama, Inc.	2.0
Nippon Telegraph & Telephone Corp.	1.7
Valeo SA	1.7
Continental AG	1.5
Temenos Group AG	1.5
Carnival Corp.	1.5
SAP SE	1.5
Nidec Corp.	1.4
SEB SA	1.4

Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2016, and are based on net assets. For more current Fund holdings, please visit oppenheimerfunds.com.

REGIONAL ALLOCATION

Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2016, and are based on the total market value of investments.

2      OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

Fund Performance Discussion

In a volatile market environment, the Fund’s Non-Service shares generated a total return of -2.12% over the one-year reporting period ended December 31, 2016, underperforming the MSCI AC World ex-U.S. Index (the “Index”), which returned 4.50% during the same period.

On a sector basis, the Fund’s underperformance versus the Index stemmed primarily from underweight positions in materials and energy, and stock selection in consumer discretionary and information technology. The Fund outperformed in the consumer staples sector due to stock selection and in utilities, where our lack of exposure benefited as the sector declined.

Currency was also a factor. Slightly over 20% of our portfolio was invested in UK-domiciled companies at period end, significantly more than the roughly 13% it comprises of the Index, so the British pound’s decline was an immediate drag on relative performance. However, most of our UK-domiciled companies are global businesses with revenues from around the world. Translating those revenues into cheaper pounds should flatter their earnings over time. Moreover, as very long-term investors, we find it impractical to engage in currency hedging. We leave that to the management of our companies themselves, as they are better placed to do it, should they deem it necessary.

MARKET OVERVIEW

2016 opened up with market volatility, due largely to China’s slowing economy, falling crude oil prices, and the aggressive interest rate hike path indicated by the Federal Reserve (the “Fed”) in its December 2015 communication. Equity markets bottomed in February, though interest rates continued to decline. In June, the British referendum to leave the European Union (Brexit) provided a temporary shock to equity markets. They then proceeded to rebound nearly as swiftly over the third quarter of 2016. Investors clearly focused on the fundamental earnings effects and determined that they were relatively minimal in the near term. The most lasting Brexit effect was on the British currency, which fell sharply against the U.S. dollar through the reporting period’s end.

International equities experienced further declines over the fourth quarter of 2016. During this time, markets were largely driven by a turn in expectations. The catalyst was the outcome of the presidential election in the U.S. and a reassessment of electoral dynamics elsewhere. Stocks generally did well in local currency terms. However, the U.S. Dollar Index (DXY) also rose in the quarter, which meaningfully reduced those returns in U.S. dollars. Reflation, a cyclical theme if there ever was one, was the market theme of the fourth quarter.

TOP INDIVIDUAL CONTRIBUTORS

Top contributors to performance this period included CP All Public Co. Ltd., Saputo, Inc. and Dollarama, Inc.

CP All Public Co. Ltd. is the exclusive operator of over 9,200 7-Eleven stores in Thailand. During the period, the company announced its second quarter net profit was up over 30% year over year, handily beating the consensus expectation. CP All’s convenience store business was strong, with same store sales growth of 5% and year over year sales growth of 15%. Management also voiced it sees no slowdown threat to its store expansion plan and revised its target from 10,000 convenience stores by 2018 to 12,000 stores in the next three years. CP All opened 420 stores in the first half of the year, on track for its 700 new store target for this year.

Saputo is a Canadian dairy processor, and ranks among the world’s largest producers of mozzarella cheese, largely distributed in wholesale channels. The company posted solid fiscal year quarterly results during the reporting period despite a generally weak environment for global dairy prices. We continue to view Saputo as a long term consolidator in a highly fragmented world dairy market. It is well managed and has a strong financial profile.

Dollarama, Inc. is the largest dollar store chain in Canada with more than 1,000 locations, with plans to expand well beyond that over the next several years. The stock price rose more than 20% after the company announced fiscal fourth quarter sales rose 32% year over year, and same store sales rose 7.9% year over year. The company increased both its dividend and stock buyback program. Given the weakness of the Canadian economy we believe consumers will remain highly value conscious. Dollarama is well positioned for this.

3        OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

TOP INDIVIDUAL DETRACTORS

Top detractors from performance included Essentra plc, Travis Perkins plc and Novo Nordisk A/S.

Essentra plc is an international supplier of specialty plastic packaging for health and personal care products, of fiber filters, and of customized protective components for use with industrial equipment. It also has a distribution business. Shares plunged in early June when the company issued a profit warning, and declined again at the end of July after announcing a profit decline for the first half of the year and departure of the CEO in early 2017. While it experienced declines this period, we are positive on the longer-term outlook for the company.

Travis Perkins, a UK-based company, is a leading company in the builders’ merchant and home improvement markets there and is the UK’s largest product supplier to the building and construction market. Shares of the company traded down significantly following the Brexit decision given its focus on the UK housing market and in sympathy with some of the home builders. The stock price saw a rebound towards the end of the summer, but slumped back near Brexit-lows as the company announced it would close 30 branches and issued a profit warning. Travis Perkins has historically executed very well operationally and we believe the Brexit-related share price hit was overdone.

Novo Nordisk A/S, a Danish company, is the world market leader in diabetes treatment. As the world becomes more affluent, particularly in emerging markets, the incidence of obesity and diabetes is rising, and therefore so is demand for Novo Nordisk’s products. Despite this long-term demand trend, there are some pricing pressures in some of the company’s key markets, particularly in the U.S. During the reporting period, the company lowered forward guidance for 2017 and the stock reacted unfavorably.

STRATEGY & OUTLOOK

It looks like there is at least the possibility that significant reforms to tax and regulatory policy may come out of the new Trump Administration early in the new term. The U.S. is by far the most important economy in the world, and if it can successfully introduce reforms which stimulate aggregate activity, the rest of the world may find it more palatable as well. Beyond that, one can observe that many of the world’s currencies have been falling versus the U.S. dollar. While it has caused some distress this year, it is likely to prove stimulative to the laboring economies of Europe and Japan. Alongside U.S. reforms, this might surprise skeptics with faster growth and higher inflation than we have seen in some time. Both would be welcome. All that said, it doesn’t really influence our positioning, which is of a structural nature, not a cyclical one. The rationale is that the returns from owning equities, particularly high-quality equities, will flow to owners with a view well beyond 2017, 2018, or even 2019. Part of our success has been to invest in superior business models at rational prices, taking advantage of short-term market participants.

Investors should consider the Fund’s investment objective, risks, charges and expenses carefully before investing. The Fund’s prospectus and summary prospectus contain this and other information about the Fund, and may be obtained by asking your financial advisor or calling us at 1.800.988.8287. Read prospectuses and summary prospectuses carefully before investing.

Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown, but do not include the charges associated with the separate account products that offer this Fund.

The Fund’s investment strategy and focus can change over time. The mention of specific Fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

Comparing the Fund’s Performance to the Market. The graphs that follow show the performance of a hypothetical $10,000 investment in each share class of the Fund held until December 31, 2016. Performance is measured over a ten-fiscal-year period for both Classes. Performance information does not reflect charges that apply to separate accounts investing in the Fund. If these charges were taken into account, performance would be lower. The graphs assume that all dividends and capital gains distributions were reinvested in additional shares.

The Fund’s performance is compared to the performance of the MSCI AC World ex-U.S. Index. The MSCI AC World ex-U.S. Index is designed to measure the equity market performance of developed and emerging markets and excludes the U.S. The Index is unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the

4        OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

investments comprising the Index. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, call us at 1.800.988.8287. The Fund’s total returns should not be expected to be the same as the returns of other funds, whether or not both funds have the same portfolio managers and/or similar names. The Fund’s total returns include changes in share price and reinvested distributions but do not include the charges associated with the separate account products that offer this Fund. Such performance would have been lower if such charges were taken into account.

5        OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended December 31, 2016.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended December 31, 2016” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes.

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any charges associated with the separate accounts that offer this Fund. Therefore, the “hypothetical” lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these separate account charges were included your costs would have been higher.

Actual	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Expenses Paid During 6 Months Ended December 31, 2016
Non-Service shares	$ 1,000.00	$ 1,004.80	$ 5.05
Service shares	1,000.00	1,000.00	6.30

Hypothetical
(5% return before expenses)
Non-Service shares	1,000.00	1,020.11	5.09
Service shares	1,000.00	1,018.85	6.36

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended December 31, 2016 are as follows:

Class	Expense Ratios
Non-Service shares	1.00%
Service shares	1.25

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

6      OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

STATEMENT OF INVESTMENTS December 31, 2016

	Shares	Value

Common Stocks—97.6%

Consumer Discretionary—24.2%

Auto Components—3.7%

Continental AG	37,404	$ 7,281,223

Koito Manufacturing Co. Ltd.	41,500	2,191,410

Valeo SA	143,233	8,230,108

		17,702,741

Automobiles—2.1%

Bayerische Motoren Werke AG	35,373	3,311,719

Hero MotoCorp Ltd.	150,020	6,702,469

		10,014,188

Diversified Consumer Services—0.6%

Dignity plc	101,707	3,093,322

Hotels, Restaurants & Leisure—4.0%

Carnival Corp.	136,250	7,093,175

Domino’s Pizza Group plc	1,054,134	4,672,671

Whitbread plc	74,839	3,478,844

William Hill plc	1,061,616	3,783,755

		19,028,445

Household Durables—1.4%

SEB SA	49,630	6,724,983

Media—3.6%

Grupo Televisa SAB, Sponsored ADR	82,680	1,727,185

ProSiebenSat.1 Media SE	110,964	4,289,623

SES SA, Cl. A, FDR	187,990	4,139,760

Sky plc	241,326	2,936,008

Technicolor SA	715,790	3,871,870

		16,964,446

Multiline Retail—2.6%

Dollarama, Inc.	128,630	9,425,106

Hudson’s Bay Co.	309,963	3,045,032

		12,470,138

Specialty Retail—0.9%

Industria de Diseno Textil SA	119,983	4,094,479

Textiles, Apparel & Luxury Goods—5.3%

Burberry Group plc	255,080	4,701,809

Cie Financiere Richemont SA	63,945	4,233,914

Hermes International	12,576	5,157,464

LVMH Moet Hennessy Louis Vuitton SE	27,210	5,188,328

Pandora AS	46,647	6,092,661

		25,374,176

Consumer Staples—12.7%

Beverages—3.0%

Anheuser-Busch InBev SA/NV	33,018	3,486,931

Diageo plc	91,722	2,372,949

Heineken NV	74,040	5,545,834

Pernod Ricard SA	28,590	3,097,214

		14,502,928

Food & Staples Retailing—3.1%

Alimentation Couche-Tard, Inc., Cl. B	105,825	4,798,440

CP ALL PCL	3,264,400	5,688,663

Spar Group Ltd. (The)	311,518	4,497,206

		14,984,309

Food Products—4.9%

Aryzta AG1	100,588	4,429,057

Barry Callebaut AG1	3,839	4,698,324

Danone SA	48,486	3,068,937

Saputo, Inc.	189,567	6,707,875

Unilever plc	106,033	4,289,048

		23,193,241

Household Products—1.1%

Reckitt Benckiser Group plc	59,110	4,996,823

	Shares	Value

Tobacco—0.6%

Swedish Match AB	87,400	$2,776,743

Energy—2.1%

Energy Equipment & Services—1.1%

Technip SA	74,841	5,310,898

Oil, Gas & Consumable Fuels—1.0%

Koninklijke Vopak NV	95,781	4,518,417

Financials—3.5%

Capital Markets—2.0%

NEX Group plc[1]	472,852	2,706,840

TP ICAP plc	648,271	3,458,077

UBS Group AG	197,340	3,089,345

		9,254,262

Commercial Banks—0.5%

ICICI Bank Ltd., Sponsored ADR	337,955	2,531,283

Insurance—1.0%

Prudential plc	240,231	4,791,684

Health Care—10.0%

Biotechnology—2.2%

CSL Ltd.	72,000	5,201,286

Grifols SA	256,841	5,103,175

		10,304,461

Health Care Equipment & Supplies—3.4%

Coloplast AS, Cl. B	72,930	4,907,625

Essilor International SA	37,613	4,249,340

Sonova Holding AG	31,753	3,841,820

William Demant Holding AS1	188,136	3,271,236

		16,270,021

Health Care Providers & Services—0.7%

Sonic Healthcare Ltd.	217,482	3,356,361

Life Sciences Tools & Services—1.0%

Lonza Group AG1	28,632	4,950,003

Pharmaceuticals—2.7%

Galenica AG	3,466	3,902,566

Novo Nordisk AS, Cl. B	111,502	4,005,096

Roche Holding AG	22,730	5,179,104

		13,086,766

Industrials—20.8%

Aerospace & Defense—2.0%

Airbus Group SE	93,210	6,151,726

Rolls-Royce Holdings plc[1]	398,126	3,274,130

		9,425,856

Air Freight & Couriers—0.8%

Royal Mail plc	696,335	3,962,008

Commercial Services & Supplies—2.6%

Aggreko plc	166,157	1,877,248

Edenred	232,234	4,602,348

Prosegur Cia de Seguridad SA	918,540	5,733,640

		12,213,236

Construction & Engineering—1.4%

Boskalis Westminster	91,453	3,171,321

CIMIC Group Ltd.	134,385	3,378,539

		6,549,860

Electrical Equipment—3.7%

ABB Ltd.[1]	98,939	2,082,801

Legrand SA	75,980	4,302,922

Nidec Corp.	80,200	6,897,204

Schneider Electric SE	64,530	4,484,037

		17,766,964

Machinery—3.2%

Aalberts Industries NV	188,680	6,114,795

Atlas Copco AB, Cl. A	194,079	5,899,516

7        OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

STATEMENT OF INVESTMENTS Continued

	Shares	Value

Machinery (Continued)

Kubota Corp.	91,900	$ 1,308,264

Weir Group plc (The)	84,777	1,964,191

		15,286,766

Professional Services—2.6%

Experian plc	261,155	5,054,966

Intertek Group plc	102,140	4,357,765

SGS SA	1,552	3,151,764

		12,564,495

Trading Companies & Distributors—4.5%

Brenntag AG	109,465	6,065,888

Bunzl plc	223,293	5,778,282

Travis Perkins plc	239,688	4,284,092

Wolseley plc	89,337	5,457,973

		21,586,235

Information Technology—13.7%

Communications Equipment—0.9%

Nokia OYJ	911,537	4,383,778

Electronic Equipment, Instruments, & Components—2.9%

Hoya Corp.	103,993	4,358,530

Keyence Corp.	9,506	6,513,309

Spectris plc	95,964	2,732,205

		13,604,044

Internet Software & Services—0.6%

United Internet AG	78,140	3,041,460

IT Services—1.3%

Amadeus IT Group SA, Cl. A	133,817	6,079,208

Semiconductors & Semiconductor Equipment—3.2%

ASML Holding NV	46,413	5,200,281

Infineon Technologies AG	587,235	10,177,863

		15,378,144

Software—4.8%

Dassault Systemes SE	65,227	4,969,038

Gemalto NV	65,184	3,763,507

SAP SE	80,225	7,011,272

Temenos Group AG1	104,301	7,263,338

		23,007,155

	Shares	Value

Materials—4.8%

Chemicals—2.3%

Essentra plc	451,670	$ 2,557,995

Novozymes AS, Cl. B	113,401	3,902,870

Sika AG	949	4,558,530

Syngenta AG1	479	189,749

		11,209,144

Construction Materials—1.3%

James Hardie Industries plc	382,600	6,058,116

Containers & Packaging—1.2%

CCL Industries, Inc., Cl. B	28,790	5,656,576

Telecommunication Services—5.8%

Diversified Telecommunication Services—4.7%

BT Group plc	936,857	4,242,412

Iliad SA	21,310	4,093,266

Inmarsat plc	289,474	2,670,188

Nippon Telegraph & Telephone Corp.	196,300	8,251,626

Telstra Corp. Ltd.	906,697	3,332,319

		22,589,811

Wireless Telecommunication Services—1.1%

Vodafone Group plc	2,034,355	5,003,447

Total Common Stocks (Cost $344,131,955)		465,661,421

Preferred Stock—0.0%

Zee Entertainment Enterprises Ltd., 6% Cum. Non-Cv. (Cost $12,272)	599,541	86,481

	Units

Rights, Warrants and Certificates—0.0%

MEI Pharma, Inc. Wts., Strike Price $1.19, Exp. 5/10/17[1] (Cost $35,548)	151,358	—

	Shares

Investment Company—2.0%

Oppenheimer Institutional Government Money Market Fund, Cl. E, 0.43%[2,3] (Cost $9,483,349)	9,483,349	9,483,349

Total Investments, at Value (Cost $353,663,124)	99.6%	475,231,251

Net Other Assets (Liabilities)	0.4	1,961,210

Net Assets	100.0%	$ 477,192,461

Footnotes to Statement of Investments

1. Non-income producing security.

2. Rate shown is the 7-day yield at period end.

3. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares December 31, 2015	Gross Additions	Gross Reductions	Shares December 31, 2016

Oppenheimer Institutional Government Money Market Fund, Cl. Ea	4,009,537	82,902,643	77,428,831	9,483,349

			Value	Income

Oppenheimer Institutional Government Money Market Fund, Cl. Ea			$9,483,349	$28,378

a.	Prior to September 28, 2016, this fund was named Oppenheimer Institutional Money Market Fund.

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:

Geographic Holdings (Unaudited)	Value	Percent

United Kingdom	$ 98,498,730	20.7%
France	77,642,238	16.3
Switzerland	51,570,315	10.8
Germany	41,179,050	8.7
Canada	29,633,030	6.2
Japan	29,520,343	6.2
Netherlands	28,314,155	6.0
Denmark	22,179,488	4.7
Spain	21,010,502	4.4
United States	16,576,524	3.5

8        OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

Geographic Holdings (Unaudited) (Continued)	Value	Percent

Australia	$ 15,268,506	3.2%
India	9,320,233	2.0
Sweden	8,676,259	1.8
Ireland	6,058,115	1.3
Thailand	5,688,663	1.2
South Africa	4,497,206	1.0
Finland	4,383,778	0.9
Belgium	3,486,931	0.7
Mexico	1,727,185	0.4

Total	$ 475,231,251	100.0%

See accompanying Notes to Financial Statements.

9        OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

STATEMENT OF ASSETS AND LIABILITIES December 31, 2016

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $344,179,775)	$ 465,747,902
Affiliated companies (cost $9,483,349)	9,483,349

475,231,251

Cash	506,497

Cash—foreign currencies (cost $8)	8

Receivables and other assets:
Dividends	1,672,781
Shares of beneficial interest sold	363,793
Investments sold	13,143
Other	31,030

Total assets	477,818,503

Liabilities
Payables and other liabilities:
Foreign capital gains tax	317,299
Shares of beneficial interest redeemed	205,552
Distribution and service plan fees	36,540
Trustees’ compensation	23,578
Legal, auditing and other professional fees	21,109
Shareholder communications	6,488
Other	15,476

Total liabilities	626,042

Net Assets	$ 477,192,461

Composition of Net Assets
Par value of shares of beneficial interest	$ 226,555

Additional paid-in capital	357,631,433

Accumulated net investment income	4,952,410

Accumulated net realized loss on investments and foreign currency transactions	(6,768,770)

Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	121,150,833

Net Assets	$ 477,192,461

Net Asset Value Per Share
Non-Service Shares:
Net asset value, redemption price per share and offering price per share (based on net assets of $301,559,115 and 145,305,148 shares of beneficial interest outstanding)	$2.08

Service Shares:
Net asset value, redemption price per share and offering price per share (based on net assets of $175,633,346 and 81,249,431 shares of beneficial interest outstanding)	$2.16

See accompanying Notes to Financial Statements.

10        OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

STATEMENT OF OPERATIONS For the Year Ended December 31, 2016

Investment Income

Dividends:
Unaffiliated companies (net of foreign withholding taxes of $957,855)	$ 10,753,361
Affiliated companies	28,378

Total investment income	10,781,739

Expenses
Management fees	4,574,327

Distribution and service plan fees - Service shares	437,066

Transfer and shareholder servicing agent fees:
Non-Service shares	305,525
Service shares	174,983

Shareholder communications:
Non-Service shares	18,337
Service shares	10,643

Custodian fees and expenses	48,542

Trustees’ compensation	22,073

Borrowing fees	8,581

Other	90,995

Total expenses	5,691,072
Less reduction to custodian expenses	(229)
Less waivers and reimbursements of expenses	(439,820)

Net expenses	5,251,023

Net Investment Income	5,530,716

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions in unaffiliated companies (net of foreign capital gains tax of $53,711)	84,274
Foreign currency transactions	(105,589)

Net realized loss	(21,315)

Net change in unrealized appreciation/depreciation on:
Investment transactions (net of foreign capital gains tax of $247,663)	(15,775,957)
Translation of assets and liabilities denominated in foreign currencies	(18,890)

Net change in unrealized appreciation/depreciation	(15,794,847)

Net Decrease in Net Assets Resulting from Operations	$ (10,285,446)

See accompanying Notes to Financial Statements.

11        OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2016	Year Ended December 31, 2015

Operations
Net investment income	$5,530,716	$ 5,013,190

Net realized gain (loss)	(21,315)	12,349,329

Net change in unrealized appreciation/depreciation	(15,794,847)	(2,159,966)

Net increase (decrease) in net assets resulting from operations	(10,285,446)	15,202,553

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Non-Service shares	(3,398,644)	(4,005,137)
Service shares	(1,459,515)	(1,505,303)

	(4,858,159)	(5,510,440)

Distributions from net realized gain:
Non-Service shares	(7,229,895)	(24,445,588)
Service shares	(4,021,530)	(11,368,323)

	(11,251,425)	(35,813,911)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Non-Service shares	788,912	(24,199,401)
Service shares	15,959,227	32,889,329

	16,748,139	8,689,928

Net Assets
Total decrease	(9,646,891)	(17,431,870)

Beginning of period	486,839,352	504,271,222

End of period (including accumulated net investment of $4,952,410 and $4,495,293, respectively)	$477,192,461	$ 486,839,352

See accompanying Notes to Financial Statements.

12        OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

FINANCIAL HIGHLIGHTS

Non-Service Shares	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012

Per Share Operating Data
Net asset value, beginning of period	$2.20	$2.31	$2.57	$2.07	$1.72

Income (loss) from investment operations:
Net investment income[1]	0.03	0.03	0.03	0.03	0.03
Net realized and unrealized gain (loss)	(0.08)	0.06	(0.21)	0.50	0.35

Total from investment operations	(0.05)	0.09	(0.18)	0.53	0.38

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.02)	(0.03)	(0.03)	(0.03)	(0.03)
Distributions from net realized gain	(0.05)	(0.17)	(0.05)	0.00	0.00

Total dividends and/or distributions to shareholders	(0.07)	(0.20)	(0.08)	(0.03)	(0.03)

Net asset value, end of period	$2.08	$2.20	$2.31	$2.57	$2.07

Total Return, at Net Asset Value[2]	(2.12)%	3.43%	(7.22)%	25.87%	22.22%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$301,559	$317,547	$358,756	$458,038	$348,449

Average net assets (in thousands)	$305,269	$343,347	$400,556	$404,859	$332,018

Ratios to average net assets:[3]
Net investment income	1.24%	1.08%	1.13%	1.24%	1.68%
Expenses excluding specific expenses listed below	1.09%	1.08%	1.07%	1.09%	1.13%
Interest and fees from borrowings	0.00%[4]	0.00%[4]	0.00%	0.00%	0.00%

Total expenses[5]	1.09%	1.08%	1.07%	1.09%	1.13%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.00%	1.00%	1.00%	1.00%	1.00%

Portfolio turnover rate	15%	24%	41%	32%	22%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Less than 0.005%.

5. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended December 31, 2016	1.09%
Year Ended December 31, 2015	1.08%
Year Ended December 31, 2014	1.07%
Year Ended December 31, 2013	1.09%
Year Ended December 31, 2012	1.13%

See accompanying Notes to Financial Statements.

13        OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

FINANCIAL HIGHLIGHTS Continued

Service Shares	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012

Per Share Operating Data
Net asset value, beginning of period	$2.29	$2.40	$2.66	$2.14	$1.78

Income (loss) from investment operations:
Net investment income[1]	0.02	0.02	0.02	0.02	0.03
Net realized and unrealized gain (loss)	(0.08)	0.06	(0.21)	0.53	0.35

Total from investment operations	(0.06)	0.08	(0.19)	0.55	0.38

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.02)	(0.02)	(0.02)	(0.03)	(0.02)
Distributions from net realized gain	(0.05)	(0.17)	(0.05)	0.00	0.00

Total dividends and/or distributions to shareholders	(0.07)	(0.19)	(0.07)	(0.03)	(0.02)

Net asset value, end of period	$2.16	$2.29	$2.40	$2.66	$2.14

Total Return, at Net Asset Value[2]	(2.72)%	3.11%	(7.15)%	25.71%	21.68%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$175,633	$169,292	$145,515	$118,060	$68,997

Average net assets (in thousands)	$174,834	$165,226	$128,694	$88,647	$63,118

Ratios to average net assets:[3]
Net investment income	0.99%	0.79%	0.85%	0.89%	1.43%
Expenses excluding specific expenses listed below	1.34%	1.33%	1.32%	1.34%	1.38%
Interest and fees from borrowings	0.00%[4]	0.00%[4]	0.00%	0.00%	0.00%

Total expenses[5]	1.34%	1.33%	1.32%	1.34%	1.38%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.25%	1.25%	1.25%	1.25%	1.25%

Portfolio turnover rate	15%	24%	41%	32%	22%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Less than 0.005%.

5. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended December 31, 2016	1.34%
Year Ended December 31, 2015	1.33%
Year Ended December 31, 2014	1.32%
Year Ended December 31, 2013	1.34%
Year Ended December 31, 2012	1.38%

See accompanying Notes to Financial Statements.

14        OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

NOTES TO FINANCIAL STATEMENTS December 31, 2016

1. Organization

Oppenheimer International Growth Fund/VA (the “Fund”), is a separate series of Oppenheimer Variable Account Funds, which is registered under the Investment Company Act of 1940 (“1940 Act”), as amended, as a diversified open-end management investment company. The Fund’s investment objective is to seek capital appreciation. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI. Shares of the Fund are sold only to separate accounts of life insurance companies.

The Fund offers two classes of shares. Both classes are sold at their offering price, which is the net asset value per share, to separate investment accounts of participating insurance companies as an underlying investment for variable life insurance policies, variable annuity contracts or other investment products. The class of shares designated as Service shares is subject to a distribution and service plan. Both classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class.

The following is a summary of significant accounting policies followed in the Fund’s preparation of financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1) Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at Market Close as described in Note 3.

(2) Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at Market Close, the Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments shown in the Statement of Operations.

For securities, which are subject to foreign withholding tax upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding tax reclaims recorded on Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. GAAP, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. This rate will increase to 2.00% effective January 1, 2017. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against

15        Oppenheimer International Growth Fund/VA

NOTES TO FINANCIAL STATEMENTS Continued

2. Significant Accounting Policies (Continued)

liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends. The Fund has analyzed its tax positions for the fiscal year ended December 31, 2016, including open tax years, and does not believe there are any uncertain tax positions requiring recognition in the Fund’s financial statements.

The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Undistributed Net Investment Income	Undistributed Long-Term Gain	Accumulated Loss Carryforward[1,2,3]	Net Unrealized Appreciation Based on cost of Securities and Other Investments for Federal Income Tax Purposes

$7,257,792	$—	$417,148	$112,517,406

1. At period end, the Fund had $417,148 of net capital loss carryforward available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. Details of the capital loss carryforwards are included in the table below. Capital loss carryovers with no expiration, if any, must be utilized prior to those with expiration dates.

Expiring

No expiration	$417,148

2. During the reporting period, the Fund did not utilize any capital loss carryforward.

3. During the previous reporting period, the Fund did not utilize any capital loss carryforward.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with U.S. GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

Accordingly, the following amounts have been reclassified for the reporting period. Net assets of the Fund were unaffected by the reclassifications.

Increase to Paid-in Capital	Reduction to Accumulated Net Investment Income	Reduction to Accumulated Net Realized Loss on Investments

$11,688	$215,440	$203,752

The tax character of distributions paid during the reporting periods:

	Year Ended December 31, 2016	Year Ended December 31, 2015

Distributions paid from:
Ordinary income	$4,858,159	$6,531,547
Long-term capital gain	11,251,425	34,792,804

Total	$16,109,584	$41,324,351

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

16        Oppenheimer International Growth Fund/VA

2. Significant Accounting Policies (Continued)

Federal tax cost of securities	$362,296,550
Federal tax cost of other investments	8

Total federal tax cost	$362,296,558

Gross unrealized appreciation	$169,970,819
Gross unrealized depreciation	(57,453,413)

Net unrealized appreciation	$112,517,406

Certain foreign countries impose a tax on capital gains which is accrued by the Fund based on unrealized appreciation, if any, on affected securities. The tax is paid when the gain is realized.

Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern time, on each day the New York Stock Exchange (the “Exchange”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Equity securities traded on a securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the official closing price on the principal exchange on which the security is traded, as identified by the Manager, prior to the time when the Fund’s assets are valued. If the official closing price is unavailable, the security is valued at the last sale price on the principal exchange on which it is traded. If the official closing price or last sales price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage- backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.

Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information

17         Oppenheimer International Growth Fund/VA

NOTES TO FINANCIAL STATEMENTS Continued

3. Securities Valuation (Continued)

or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The Fund classifies each of its investments in investment companies which are publicly offered as Level 1. Investment companies that are not publicly offered are measured using net asset value as a practical expedient, and are not classified in the fair value hierarchy.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$21,290,498	$94,176,420	$—	$115,466,918
Consumer Staples	11,506,315	48,947,729	—	60,454,044
Energy	—	9,829,315	—	9,829,315
Financials	5,238,123	11,339,106	—	16,577,229
Health Care	—	47,967,612	—	47,967,612
Industrials	—	99,355,420	—	99,355,420
Information Technology	—	65,493,789	—	65,493,789
Materials	5,656,576	17,267,260	—	22,923,836
Telecommunication Services	—	27,593,258	—	27,593,258
Preferred Stock	86,481	—	—	86,481
Rights, Warrants and Certificates	—	—	—	—
Investment Company	9,483,349	—	—	9,483,349

Total Assets	$53,261,342	$421,969,909	$—	$475,231,251

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

4. Investments and Risks

Risks of Foreign Investing. The Fund may invest in foreign securities which are subject to special risks. Securities traded in foreign markets may be less liquid and more volatile than those traded in U.S. markets. Foreign issuers are usually not subject to the same accounting and disclosure requirements that U.S. companies are subject to, which may make it difficult for the Fund to evaluate a foreign company’s operations or financial condition. A change in the value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of investments denominated in that foreign currency and in the value of any income or distributions the Fund may receive on those investments. The value of foreign investments

18        Oppenheimer International Growth Fund/VA

4. Investments and Risks (Continued)

may be affected by exchange control regulations, foreign taxes, higher transaction and other costs, delays in the settlement of transactions, changes in economic or monetary policy in the United States or abroad, expropriation or nationalization of a company’s assets, or other political and economic factors. In addition, due to the inter-relationship of global economies and financial markets, changes in political and economic factors in one country or region could adversely affect conditions in another country or region. Investments in foreign securities may also expose the Fund to time-zone arbitrage risk. Foreign securities may trade on weekends or other days when the Fund does not price its shares. At times, the Fund may emphasize investments in a particular country or region and may be subject to greater risks from adverse events that occur in that country or region. Foreign securities and foreign currencies held in foreign banks and securities depositories may be subject to limited or no regulatory oversight.

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are open-end management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investments in Money Market Instruments. The Fund is permitted to invest its free cash balances in money market instruments to provide liquidity or for defensive purposes. The Fund may invest in money market instruments by investing in Class E shares of Oppenheimer Institutional Government Money Market Fund (“IGMMF”), formerly known as Oppenheimer Institutional Money Market Fund, which is an Affiliated Fund. IGMMF is regulated as a money market fund under the 1940 Act, as amended. The Fund may also invest in money market instruments directly or in other affiliated or unaffiliated money market funds.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

Shareholder Concentration. At period end, one shareholder owned 20% or more of the Fund’s total outstanding shares.

The shareholder is a related party of the Fund. Related parties may include, but are not limited to, the investment manager and its affiliates, affiliated broker dealers, fund of funds, and directors or employees. The related party owned 40% of the Fund’s total outstanding shares at period end.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

19        Oppenheimer International Growth Fund/VA

NOTES TO FINANCIAL STATEMENTS Continued

6. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended December 31, 2016		Year Ended December 31, 2015
	Shares	Amount	Shares	Amount

Non-Service Shares
Sold	22,953,697	$47,962,883	25,785,184	$60,862,122
Dividends and/or distributions reinvested	4,989,924	10,628,539	12,263,244	28,450,725
Redeemed	(27,048,722)	(57,802,510)	(48,734,993)	(113,512,248)

Net increase (decrease)	894,899	$788,912	(10,686,565)	$(24,199,401)

Service Shares
Sold	20,232,575	$45,018,434	20,290,959	$49,094,495
Dividends and/or distributions reinvested	2,468,939	5,481,045	5,341,754	12,873,626
Redeemed	(15,460,315)	(34,540,252)	(12,264,866)	(29,078,792)

Net increase	7,241,199	$15,959,227	13,367,847	$32,889,329

7. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IGMMF, for the reporting period were as follows:

	Purchases	Sales

Investment securities	$70,980,651	$72,767,052

8. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule

Up to $250 million	1.00%
Next $250 million	0.90
Next $500 million	0.85
Over $1 billion	0.82

The Fund’s effective management fee for the reporting period was 0.95% of average annual net assets before any applicable waivers.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets. Fees incurred and average net assets for each class with respect to these services are detailed in the Statement of Operations and Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustees under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustees. The Fund purchases shares of the funds selected for deferral by the Trustees in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Distribution and Service Plan for Service Shares. The Fund has adopted a Distribution and Service Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act for Service shares to pay OppenheimerFunds Distributor, Inc. (the “Distributor”), for distribution related services, personal service and

20        Oppenheimer International Growth Fund/VA

8. Fees and Other Transactions with Affiliates (Continued)

account maintenance for the Fund’s Service shares. Under the Plan, payments are made periodically at an annual rate of 0.25% of the daily net assets of Service shares of the Fund. The Distributor currently uses all of those fees to compensate sponsors of the insurance product that offers Fund shares, for providing personal service and maintenance of accounts of their variable contract owners that hold Service shares. These fees are paid out of the Fund’s assets on an on-going basis and increase operating expenses of the Service shares, which results in lower performance compared to the Fund’s shares that are not subject to a service fee. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Waivers and Reimbursements of Expenses. The Manager has contractually agreed to limit the Fund’s expenses after payments, waivers and/or reimbursements and reduction to custodian expenses, excluding any applicable dividend expense, taxes, interest and fees from borrowing, any subsidiary expenses, Acquired Fund Fees and Expenses, brokerage commissions, unusual and infrequent expenses and certain other Fund expenses; so that those expenses, as percentages of daily net assets, will not exceed the annual rate of 1.00% for Non-Service shares and 1.25% for Service shares. During the reporting period, the Manager waived fees and/or reimbursed the Fund $274,928 and $157,676 for Non-Service and Service shares, respectively.

The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IGMMF. During the reporting period, the Manager waived fees and/or reimbursed the Fund $7,216 for IGMMF management fees.

Waivers and/or reimbursements may be modified or terminated as set forth according to the terms in the prospectus.

9. Borrowings and Other Financing

Joint Credit Facility. A number of mutual funds managed by the Manager participate in a $1.3 billion revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with atypical redemption activity. Expenses and fees related to the Facility are paid by the participating funds and are disclosed separately or as other expenses on the Statement of Operations. The Fund did not utilize the Facility during the reporting period.

10. Pending Litigation

In 2009, several putative class action lawsuits were filed and later consolidated before the U.S. District Court for the District of Colorado in connection with the investment performance of Oppenheimer Rochester California Municipal Fund (the “California Fund”), a fund advised by OppenheimerFunds, Inc. (“OFI”) and distributed by OppenheimerFunds Distributor, Inc. (“OFDI”). The plaintiffs asserted claims against OFI, OFDI and certain present and former trustees and officers of the California Fund under the federal securities laws, alleging, among other things, that the disclosure documents of the California Fund contained misrepresentations and omissions and the investment policies of the California Fund were not followed. An amended complaint and a motion to dismiss were filed, and in 2011, the court issued an order which granted in part and denied in part the defendants’ motion to dismiss. In October 2015, following a successful appeal by defendants and a subsequent hearing, the court granted plaintiffs’ motion for class certification and appointed class representatives and class counsel.

OFI and OFDI believe the suit is without merit; that it is premature to render any opinion as to the likelihood of an outcome unfavorable to them in the suit; and that no estimate can yet be made as to the amount or range of any potential loss. Furthermore, OFI believes that the suit should not impair the ability of OFI or OFDI to perform their respective duties to the Fund and that the outcome of the suit should not have any material effect on the operations of any of the Oppenheimer funds.

21        Oppenheimer International Growth Fund/VA

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of Oppenheimer Variable Account Funds:

We have audited the accompanying statement of assets and liabilities of Oppenheimer International Growth Fund/VA (a separate series of Oppenheimer Variable Account Funds), including the statement of investments, as of December 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and transfer agent. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer International Growth Fund/VA as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Denver, Colorado

February 15, 2017

22        Oppenheimer International Growth Fund/VA

FEDERAL INCOME TAX INFORMATION Unaudited

In early 2017, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2016.

Capital gain distributions of $0.05114 per share were paid to Non-Service and Service shareholders, respectively, on June 21, 2016. Whether received in stock or in cash, the capital gain distribution should be treated by shareholders as a gain from the sale of the capital assets held for more than one year (long-term capital gains).

None of the dividends paid by the Fund during the reporting period are eligible for the corporate dividend-received deduction.

The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

23        Oppenheimer International Growth Fund/VA

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS Unaudited

The Fund has entered into an investment advisory agreement with OFI Global Asset Management, Inc. (“OFI Global” or the “Adviser”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”) (“OFI Global” and “OFI” together the “Managers”) and OFI Global has entered into a sub-advisory agreement with OFI whereby OFI provides investment sub-advisory services to the Fund (collectively, the “Agreements”). Each year, the Board of Trustees (the “Board”), including a majority of the independent Trustees, is required to determine whether to approve the terms of the Agreements and the renewal thereof. The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Managers provide, such information as may be reasonably necessary to evaluate the terms of the Agreements. The Board employs an independent consultant to prepare a report that provides information, including comparative information that the Board requests for that purpose. In addition to in-person meetings focused on this evaluation, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.

The Managers and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Managers’ services, (ii) the comparative investment performance of the Fund and the Managers, (iii) the fees and expenses of the Fund, including comparative fee and expense information, (iv) the profitability of the Managers and their affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Managers from their relationship with the Fund. The Board was aware that there are alternatives to retaining the Managers.

Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.

Nature, Quality and Extent of Services. The Board considered information about the nature, quality and extent of the services provided to the Fund and information regarding the Managers’ key personnel who provide such services. The Managers’ duties include providing the Fund with the services of the portfolio managers and the Sub-Adviser’s investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments; and securities trading services. OFI Global is responsible for oversight of third-party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions; risk management; and oversight of the Sub-Adviser. OFI Global is also responsible for providing certain administrative services to the Fund. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the U.S. Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by federal and state securities laws for the sale of the Fund’s shares. OFI Global also provides the Fund with office space, facilities and equipment.

The Board also considered the quality of the services provided and the quality of the Managers’ resources that are available to the Fund. The Board took account of the fact that the Sub-Adviser has over fifty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Managers’ advisory, administrative, accounting, legal, compliance and risk management services, and information the Board has received regarding the experience and professional qualifications of the Managers’ key personnel and the size and functions of its staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of George Evans and Robert Dunphy, the portfolio managers for the Fund, and the Sub-Adviser’s investment team and analysts. The Board members also considered the totality of their experiences with the Managers as directors or trustees of the Fund and other funds advised by the Managers. The Board considered information regarding the quality of services provided by affiliates of the Managers, which the Board members have become knowledgeable about through their experiences with the Managers and in connection with the renewal of the Fund’s service agreements. The Board concluded, in light of the Managers’ experience, reputation, personnel, operations and resources that the Fund benefits from the services provided under the Agreements.

Investment Performance of the Managers and the Fund. Throughout the year, the Managers provided information on the investment performance of the Fund, the Adviser and the Sub-Adviser, including comparative performance information. The Board also reviewed information, prepared by the Managers and by the independent consultant, comparing the Fund’s historical performance to relevant market indices and to the performance of other foreign large growth funds underlying variable insurance products. The Board noted that the Fund outperformed its performance category median during the one-, three-, five- and ten-year periods.

Fees and Expenses of the Fund. The Board reviewed the fees paid to the Adviser and the other expenses borne by the Fund. The Board noted that the Adviser, not the Fund, pays the Sub-Adviser’s fee under the sub-advisory agreement. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other foreign large growth funds underlying variable insurance products. In reviewing the fees and expenses charged to the VA funds, the Board considered the Adviser’s assertion that, because there is much greater disparity in the fees and services that may be provided by a manager to a VA fund as opposed to a retail fund, when comparing the expenses of the various VA funds to those of retail funds, it is most appropriate to focus on total expenses (rather than on the management fees). Accordingly, while the Board reviewed and considered all expenses, it focused on total expenses. The Board considered that the Fund’s total expenses, net of waivers, were equal to its peer group median and higher than its category median. The Board also considered that the Fund’s contractual management fee was also equal to its peer group median and higher than its category median. The Board noted that the Adviser has contractually agreed to limit the Fund’s total annual operating expenses so that those expenses, as percentages of daily net assets, will not exceed the annual rate of 1.00% for Non-Service Shares and 1.25% for Service Shares. This contractual expense limitation may not be amended or withdrawn until one year from the date of the Fund’s prospectus, unless approved by the Board.

Economies of Scale and Profits Realized by the Managers. The Board considered information regarding the Managers’ costs in serving as the Fund’s investment adviser and sub-adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Managers’ profitability from their relationship with the Fund. The Board also considered that the Managers must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund. The Board reviewed whether the Managers may realize economies of scale in managing and supporting the Fund. The Board noted that the Fund currently has management fee breakpoints, which are intended to share with Fund shareholders economies of scale that may exist as the Fund’s assets grow.

Other Benefits to the Managers. In addition to considering the profits realized by the Managers, the Board considered information that was

24        OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS Unaudited / Continued

provided regarding the direct and indirect benefits the Managers receive as a result of their relationship with the Fund, including compensation paid to the Managers’ affiliates and research provided to the Adviser in connection with permissible brokerage arrangements (soft dollar arrangements).

Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees’ counsel are independent of the Managers within the meaning and intent of the Securities and Exchange Commission Rules.

Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, decided to continue the Agreements through August 31, 2017. In arriving at its decision, the Board did not identify any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreements, including the management fees, in light of all the surrounding circumstances.

25        OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

PORTFOLIO PROXY VOTING POLICIES AND GUIDELINES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Guidelines under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Guidelines is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

26        OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

TRUSTEES AND OFFICERS Unaudited

Name, Position(s) Held with the Fund, Length of Service, Age	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

Robert J. Malone, Chairman of the Board of Trustees (since 2016), Trustee (since 2002) Year of Birth: 1944	Chairman - Colorado Market of MidFirst Bank (since January 2015); Chairman of the Board (2012-2016) and Director (August 2005-March 2016) of Jones International University (educational organization); Trustee of the Gallagher Family Foundation (non-profit organization) (2000-2015); Chairman, Chief Executive Officer and Director of Steele Street Bank Trust (commercial banking) (August 2003-January 2015); Board of Directors of Opera Colorado Foundation (non-profit organization) (2008- 2012); Director of Colorado UpLIFT (charitable organization) (1986-2010); Director of Jones Knowledge, Inc. (2006-2010); Former Chairman of U.S. Bank-Colorado (subsidiary of U.S. Bancorp and formerly Colorado National Bank) (July 1996-April 1999); Director of Commercial Assets, Inc. (real estate investment trust) (1993-2000); Director of U.S. Exploration, Inc. (oil and gas exploration) (1997-February 2004); Chairman of the Board (1991-1994) and Trustee (1985-1994) of Regis University; and Chairman of the Board (1990-1991) and Trustee (1984-1999) of Young Presidents Organization. Oversees 47 portfolios in the OppenheimerFunds complex. Mr. Malone has served on the Boards of certain Oppenheimer funds since 2002, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Jon S. Fossel, Trustee (since 1990) Year of Birth: 1942	Chairman of the Board of Jack Creek Preserve Foundation (non-profit organization) (since March 2005); Director of Jack Creek Preserve Foundation (non-profit organization) (March 2005-December 2014); Chairman of the Board (2006-December 2011) and Director (June 2002-December 2011) of UNUMProvident (insurance company); Director of Northwestern Energy Corp. (public utility corporation) (November 2004-December 2009); Director of P.R. Pharmaceuticals (October 1999-October 2003); Director of Rocky Mountain Elk Foundation (non-profit organization) (February 1998-February 2003 and February 2005-February 2007); Chairman and Director (until October 1996) and President and Chief Executive Officer (until October 1995) of OppenheimerFunds, Inc.; President, Chief Executive Officer and Director of the following: Oppenheimer Acquisition Corp. (“OAC”) (parent holding company of OppenheimerFunds, Inc.), Shareholders Services, Inc. and Shareholder Financial Services, Inc. (until October 1995). Oversees 47 portfolios in the OppenheimerFunds complex. Mr. Fossel has served on the Boards of certain Oppenheimer funds since 1990, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Richard F. Grabish, Trustee (since 2012) Year of Birth: 1948	Formerly Senior Vice President and Assistant Director of Sales and Marketing (March 1997-December 2007), Director (March 1987-December 2007) and Manager of Private Client Services (June 1985-June 2005) of A.G. Edwards & Sons, Inc. (broker/dealer and investment firm); Chairman and Chief Executive Officer of A.G. Edwards Trust Company, FSB (March 2001-December 2007); President and Vice Chairman of A.G. Edwards Trust Company, FSB (investment adviser) (April 1987-March 2001); President of A.G. Edwards Trust Company, FSB (investment adviser) (June 2005-December 2007). Oversees 47 portfolios in the OppenheimerFunds complex. Mr. Grabish has served on the Boards of certain Oppenheimer funds since 2001, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Beverly L. Hamilton, Trustee (since 2002) Year of Birth: 1946	Trustee of Monterey Institute for International Studies (educational organization) (2000-2014); Board Member of Middlebury College (educational organization) (December 2005-June 2011); Chairman (2010-2016) of American Funds’ Emerging Markets Growth Fund, Inc. (mutual fund); Director of The California Endowment (philanthropic organization) (April 2002-April 2008); Director (February 2002-2005) and Chairman of Trustees (2006-2007) of the Community Hospital of Monterey Peninsula; Director (October 1991-2005) and Vice Chairman (2006-2009) of American Funds’ Emerging Markets Growth Fund, Inc. (mutual fund); President of ARCO Investment Management Company (February 1991-April 2000); Member of the investment committees of The Rockefeller Foundation (2001-2006) and The University of Michigan (since 2000); Advisor at Credit Suisse First Boston’s Sprout venture capital unit (venture capital fund) (1994-January 2005); Trustee of MassMutual Institutional Funds (investment company) (1996-June 2004); Trustee of MML Series Investment Fund (investment company) (April 1989-June 2004); Member of the investment committee of Hartford Hospital (2000-2003); and Advisor to Unilever (Holland) pension fund (2000-2003). Oversees 47 portfolios in the OppenheimerFunds complex. Ms. Hamilton has served on the Boards of certain Oppenheimer funds since 2002, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Victoria J. Herget, Trustee (since 2012) Year of Birth:1951	Board Chair (2008-2015) and Director (2004-Present), United Educators (insurance company); Trustee (since 2000) and Chair (since 2010), Newberry Library (independent research library); Trustee, Mather LifeWays (senior living organization) (since 2001); Independent Director of the First American Funds (mutual fund family) (2003-2011); former Managing Director (1993-2001), Principal (1985-1993), Vice President (1978-1985) and Assistant Vice President (1973-1978) of Zurich Scudder Investments (investment adviser) (and its predecessor firms); Trustee (1992-2007), Chair of the Board of Trustees (1999-2007), Investment Committee Chair (1994-1999) and Investment Committee member (2007-2010) of Wellesley College; Trustee, BoardSource (non-profit organization) (2006-2009) and Chicago City Day School (K-8 School) (1994-2005). Oversees 47 portfolios in the OppenheimerFunds complex. Ms. Herget has served on the Boards of certain Oppenheimer funds since 2012, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

27        OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

TRUSTEES AND OFFICERS Unaudited / Continued

F. William Marshall, Jr., Trustee (since 2000) Year of Birth: 1942	Trustee Emeritus of Worcester Polytech Institute (WPI) (private university) (since 2009); Trustee of MassMutual Select Funds (formerly MassMutual Institutional Funds) (investment company) (1996-2015), MML Series Investment Fund (investment company) (1996-2015) and Mass Mutual Premier Funds (investment company) (January 2012-December 2015); President and Treasurer of the SIS Fund (private charitable fund) (January 1999-March 2011); Former Trustee of WPI (1985-2008); Former Chairman of the Board (2004-2006) and Former Chairman of the Investment Committee of WPI (1994-2008); Chairman of SIS Family Bank, F.S.B. (formerly SIS Bank) (commercial bank) (January 1999-July 1999); Executive Vice President of Peoples Heritage Financial Group, Inc. (commercial bank) (January 1999-July 1999); and Former President and Chief Executive Officer of SIS Bancorp. (1993-1999). Oversees 47 portfolios in the OppenheimerFunds complex. Mr. Marshall has served on the Boards of certain Oppenheimer funds since 2000, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Karen L. Stuckey, Trustee (since 2012) Year of Birth: 1953	Member (since May 2015) of Desert Mountain Community Foundation Advisory Board (non-profit organization); Partner (1990-2012) of PricewaterhouseCoopers LLP (professional services firm) (held various positions 1975-1990); Trustee (1992- 2006), member of Executive, Nominating and Audit Committees and Chair of Finance Committee (1992-2006), and Emeritus Trustee (since 2006) of Lehigh University; and member, Women’s Investment Management Forum (professional organization) since inception. Oversees 47 portfolios in the OppenheimerFunds complex. Ms. Stuckey has served on the Boards of certain Oppenheimer funds since 2012, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

James D. Vaughn, Trustee (since 2012) Year of Birth:1945	Retired; former managing partner (1994-2001) of Denver office of Deloitte & Touche LLP, (held various positions 1969- 1993); Trustee and Chairman of the Audit Committee of Schroder Funds (2003-2012); Board member and Chairman of Audit Committee of AMG National Trust Bank (since 2005); Trustee and Investment Committee member, University of South Dakota Foundation (since 1996); Board member, Audit Committee Member and past Board Chair, Junior Achievement (since 1993); former Board member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network. Oversees 47 portfolios in the OppenheimerFunds complex. Mr. Vaughn has served on the Boards of certain Oppenheimer funds since 2012, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.
INTERESTED TRUSTEE AND OFFICER

Mr. Steinmetz is an “Interested Trustee” because he is affiliated with the Manager and the Sub-Adviser by virtue of his positions as Chairman and director of the Sub-Adviser and officer and director of the Manager. Both as a Trustee and as an officer, Mr. Steinmetz serves for an indefinite term, or until his resignation, retirement, death or removal. Mr. Steinmetz’s address is 225 Liberty Street, New York, New York 10281-1008.

Arthur P. Steinmetz, Trustee (Since 2015), President and Principal Executive Officer (since 2014) Year of Birth: 1958	Chairman of OppenheimerFunds, Inc. (since January 2015); CEO and Chairman of OFI Global Asset Management, Inc. (since July 2014), President of OFI Global Asset Management, Inc. (since May 2013), a Director of OFI Global Asset Management, Inc. (since January 2013), Director of OppenheimerFunds, Inc. (since July 2014), President, Management Director and CEO of Oppenheimer Acquisition Corp. (OppenheimerFunds, Inc.‘s parent holding company) (since July 2014), and President and Director of OFI SteelPath, Inc. (since January 2013). Chief Investment Officer of the OppenheimerFunds advisory entities from (January 2013-December 2013); Executive Vice President of OFI Global Asset Management, Inc. (January 2013-May 2013); Chief Investment Officer of OppenheimerFunds, Inc. (October 2010-December 2012); Chief Investment Officer, Fixed- Income, of OppenheimerFunds, Inc. (April 2009-October 2010); Executive Vice President of OppenheimerFunds, Inc. (October 2009-December 2012); Director of Fixed Income of OppenheimerFunds, Inc. (January 2009-April 2009); and a Senior Vice President of OppenheimerFunds, Inc. (March 1993-September 2009). An officer of 103 portfolios in the OppenheimerFunds complex.
OTHER OFFICERS OF THE FUND

The addresses of the Officers in the chart below are as follows: for Messrs. Evans, Dunphy, Mss. Lo Bessette, Foxson and Picciotto, 225 Liberty Street, New York, New York 10281-1008, for Mr. Petersen, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

George R. Evans, Vice President (since 1999) Year of Birth: 1959	CIO Equities of the Sub-Adviser (since January 2013); Senior Vice President of the Sub-Adviser (since July 2004). Director of International Equities of the Sub-Adviser (since July 2004); Director of Equities of the Sub-Adviser (October 2010-December 2012); Vice President of HarbourView Asset Management Corporation (July 1994-November 2001) and Vice President of the Sub-Adviser (October 1993-July 2004). A portfolio manager and officer of other portfolios in the OppenheimerFunds complex.

Robert B. Dunphy, Vice President (since 2012) Year of Birth: 1979	Vice President of the Sub-Adviser (since January 2011); Senior Portfolio Manager (since May 2011); Senior Research Analyst and Assistant Vice President of the Sub-Adviser (May 2009-January 2011), and an Intermediate Research Analyst of the Sub- Adviser (January 2006-May 2009). A portfolio manager of other portfolios in the OppenheimerFunds complex

Cynthia Lo Bessette, Secretary and Chief Legal Officer (since 2016) Year of Birth: 1969	Executive Vice President, General Counsel and Secretary of the Manager (since February 2016); Chief Legal Officer of the Sub-Adviser and the Distributor (since February 2016); Vice President, General Counsel and Secretary of Oppenheimer Acquisition Corp. (since February 2016); General Counsel of OFI SteelPath, Inc., VTL Associates, LLC and Index Management Solutions, LLC (since February 2016); Chief Legal Officer of OFI Global Institutional, Inc., HarbourView Asset Management Corporation, OFI Global Trust Company, Oppenheimer Real Asset Management, Inc., OFI Private Investments Inc., Shareholder Services, Inc. and Trinity Investment Management Corporation (since February 2016); Senior Vice President and Deputy General Counsel (March 2015-February 2016) and Executive Vice President, Vice President, Corporate Counsel (February 2012-March 2015) and Deputy Chief Legal Officer (April 2013-March 2015) of Jennison Associates LLC; Assistant General Counsel (April 2008-September 2009) and Deputy General Counsel (October 2009-February 2012) of Lord Abbett & Co. LLC. An officer of 103 portfolios in the OppenheimerFunds complex.

Jennifer Foxson, Vice President and Chief Business Officer (since 2014) Year of Birth: 1969	Senior Vice President of OppenheimerFunds Distributor, Inc. (since June 2014); Vice President of OppenheimerFunds Distributor, Inc. (April 2006-June 2014); Vice President of the Sub-Adviser (January 1998-March 2006); Assistant Vice President of the Sub-Adviser (October 1991-December 1998). An officer of 103 portfolios in the OppenheimerFunds complex.

28        OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money Laundering Officer (since 2014) Year of Birth: 1973	Senior Vice President and Chief Compliance Officer of the Manager (since March 2014); Chief Compliance Officer of the Sub- Adviser, OFI SteelPath, Inc., OFI Global Trust Company, OFI Global Institutional, Inc., Oppenheimer Real Asset Management, Inc., OFI Private Investments, Inc., Harborview Asset Management Corporation, Trinity Investment Management Corporation, and Shareholder Services, Inc. (since March 2014); Managing Director of Morgan Stanley Investment Management Inc. and certain of its various affiliated entities; Chief Compliance Officer of various Morgan Stanley Funds (May 2010-January 2014); Chief Compliance Officer of Morgan Stanley Investment Management Inc. (April 2007-January 2014). An officer of 103 portfolios in the OppenheimerFunds complex.

Brian S. Petersen, Treasurer and Principal Financial & Accounting Officer (since 2016) Year of Birth: 1970	Vice President of the Manager (since January 2013); Vice President of the Sub-Adviser (February 2007-December 2012); Assistant Vice President of the Sub-Adviser (August 2002-2007). An officer of 103 portfolios in the OppenheimerFunds complex.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge, upon request, by calling 1.800.988.8287.

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31        OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

A Series of Oppenheimer Variable Account Funds

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and	OFI Global Asset Management, Inc.
Shareholder
Servicing Agent

Sub-Transfer Agent	Shareholder Services, Inc.
DBA OppenheimerFunds Services

Independent	KPMG LLP
Registered
Public
Accounting
Firm

Legal Counsel	Ropes & Gray LLP

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, or calling us at 1.800.988.8287. Read prospectuses and summary prospectuses carefully before investing.

© 2017 OppenheimerFunds, Inc. All rights reserved. Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the registrant has determined that Karen L. Stuckey, the Chairwoman of the Board’s Audit Committee, is the audit committee financial expert and that Ms. Stuckey is “independent” for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

The principal accountant for the audit of the registrant’s annual financial statements billed $473,600 in fiscal 2016 and $438,300 in fiscal 2015.

(b)	Audit-Related Fees

The principal accountant for the audit of the registrant’s annual financial statements billed $84,100 in fiscal 2016 and no such fees in fiscal 2015.

The principal accountant for the audit of the registrant’s annual financial statements billed $232,185 in fiscal 2016 and $467,159 in fiscal 2015 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: Internal control reviews, GIPS attestation procedures, system conversion testing, and additional audit services.

(c)	Tax Fees

The principal accountant for the audit of the registrant’s annual financial statements billed $20,375 in fiscal 2016 and $28,745 in fiscal 2015.

The principal accountant for the audit of the registrant’s annual financial statements billed $645,284 in fiscal 2016 and $720,026 in fiscal 2015 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: tax compliance, tax planning and tax advice. Tax compliance generally involves preparation of original and amended tax returns, claims for a refund and tax payment-planning services. Tax planning and tax advice includes assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

(d)	All Other Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2016 and no such fees in fiscal 2015.

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2016 and no such fees in fiscal 2015 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such fees would include the cost to the principal accountant of attending audit committee meetings and consultations regarding the registrant’s retirement plan with respect to its Trustees.

(e)	(1) During its regularly scheduled periodic meetings, the registrant’s audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

Under applicable laws, pre-approval of non-audit services may be waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to its principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

(2) 0%

(f)	Not applicable as less than 50%.

(g)	The principal accountant for the audit of the registrant’s annual financial statements billed $981,944 in fiscal 2016 and $1,215,930 in fiscal 2015 to the registrant and the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

(h)	The registrant’s audit committee of the board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. No such services were rendered.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11. Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 12/31/2016, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Exhibit attached hereto.

(2) Exhibits attached hereto.

(3) Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Variable Account Funds

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	2/17/2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	2/17/2017

By:	/s/ Brian S. Petersen
Brian S. Petersen
Principal Financial Officer
Date:	2/17/2017